Execution


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                       GE CAPITAL MORTGAGE SERVICES, INC.,

                               Seller and Servicer


                                       and



                      STATE STREET BANK AND TRUST COMPANY,

                                     Trustee



                             -----------------------


                         POOLING AND SERVICING AGREEMENT

                            Dated as of March 1, 1999

                             -----------------------

                       GE Capital Mortgage Services, Inc.

                                  1999-3 Trust






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                                Table of Contents
                                                                            Page


                                    ARTICLE I
                                   DEFINITIONS

Section 1.01. Definitions......................................................1


                                   ARTICLE II
         CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01. Conveyance of Mortgage Loans....................................33
Section 2.02. Acceptance by Trustee...........................................36
Section 2.03. Representations and Warranties of the Company; Mortgage
              Loan Repurchase.................................................38
Section 2.04. Execution of Certificates.......................................44
Section 2.05. Designations under the REMIC Provisions.........................44


                                   ARTICLE III
                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 3.01. Company to Act as Servicer......................................44
Section 3.02. Collection of Certain Mortgage Loan Payments; Mortgage
              Loan Payment Record; Certificate Account........................48
Section 3.03. Collection of Taxes, Assessments and Other Items................51
Section 3.04. Permitted Debits to the Mortgage Loan Payment Record............51
Section 3.05. Maintenance of the Primary Insurance Policies...................52
Section 3.06. Maintenance of Hazard Insurance.................................53
Section 3.07. Assumption and Modification Agreements..........................54
Section 3.08. Realization Upon Defaulted Mortgage Loans.......................54
Section 3.09. Trustee to Cooperate; Release of Mortgage Files.................57
Section 3.10. Servicing Compensation; Payment of Certain Expenses
              by the Company..................................................58
Section 3.11. Reports to the Trustee; Certificate Account Statements..........58
Section 3.12. Annual Statement as to Compliance...............................59
Section 3.13. Annual Independent Public Accountants' Servicing Report.........59
Section 3.14. Access to Certain Documentation and Information Regarding
              the Mortgage Loans..............................................59
Section 3.15. Maintenance of Certain Servicing Policies.......................60
Section 3.16. Optional Purchase of Defaulted Mortgage Loans...................60


                                   ARTICLE IV
                             PAYMENTS AND STATEMENTS

Section 4.01. Distributions...................................................60
Section 4.02. Method of Distribution..........................................64
Section 4.03. Allocation of Losses............................................64
Section 4.04. Monthly Advances; Purchases of Defaulted Mortgage Loans.........66
Section 4.05. Statements to Certificateholders................................67
Section 4.06. Servicer's Certificate..........................................69
Section 4.07. Reports of Foreclosures and Abandonments of Mortgaged
              Property........................................................69
Section 4.08. Reduction of Servicing Fees by Compensating Interest Payments...70
Section 4.09. Surety Bond.....................................................70


                                    ARTICLE V
                                THE CERTIFICATES

Section 5.01. The Certificates................................................70
Section 5.02. Registration of Transfer and Exchange of Certificates...........71
Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates...............77
Section 5.04. Persons Deemed Owners...........................................77
Section 5.05. Access to List of Certificateholders' Names and Addresses.......77
Section 5.06. Representation of Certain Certificateholders....................78
Section 5.07. Determination of COFI...........................................78
Section 5.08. Determination of LIBOR..........................................78


                                   ARTICLE VI
                                   THE COMPANY

Section 6.01. Liability of the Company........................................80
Section 6.02. Merger or Consolidation of, or Assumption of the Obligations
              of, the Company.................................................80
Section 6.03. Assignment......................................................80
Section 6.04. Limitation on Liability of the Company and Others...............80
Section 6.05. The Company Not to Resign.......................................81


                                   ARTICLE VII
                                     DEFAULT

Section 7.01. Events of Default...............................................81
Section 7.02. Trustee to Act; Appointment of Successor........................83
Section 7.03. Notification to Certificateholders..............................83


                                  ARTICLE VIII
                                   THE TRUSTEE

Section 8.01. Duties of Trustee...............................................84
Section 8.02. Certain Matters Affecting the Trustee...........................85
Section 8.03. Trustee Not Liable for Certificates or Mortgage Loans...........86
Section 8.04. Trustee May Own Certificates....................................86
Section 8.05. The Company to Pay Trustee's Fees and Expenses..................86
Section 8.06. Eligibility Requirements for Trustee............................87
Section 8.07. Resignation or Removal of Trustee...............................87
Section 8.08. Successor Trustee...............................................88
Section 8.09. Merger or Consolidation of Trustee..............................88
Section 8.10. Appointment of Co-Trustee or Separate Trustee...................88
Section 8.11. Compliance with REMIC Provisions; Tax Returns...................90


                                   ARTICLE IX
                                   TERMINATION

Section 9.01. Termination upon Repurchase by the Company or Liquidation of All Mortgage Loans...........................................90
Section 9.02. Additional Termination Requirements.............................91


                                    ARTICLE X
                            MISCELLANEOUS PROVISIONS

Section 10.01. Amendment......................................................92
Section 10.02. Recordation of Agreement.......................................93
Section 10.03. Limitation on Rights of Certificateholders.....................93
Section 10.04. Governing Law..................................................94
Section 10.05. Notices........................................................94
Section 10.06. Notices to the Rating Agencies.................................94
Section 10.07. Severability of Provisions.....................................95
Section 10.08. Certificates Nonassessable and Fully Paid......................95

Exhibits
--------


EXHIBIT A         Forms of Certificates
EXHIBIT B         Principal Balance Schedules
EXHIBIT C         Mortgage Loans (including list of Cooperative Loans)
EXHIBIT D         Form of Servicer's Certificate
EXHIBIT E         Form of Transfer Certificate as to ERISA Matters for
                  Definitive ERISA-Restricted Certificates
EXHIBIT F         Form of Residual Certificate Transferee Affidavit
EXHIBIT G         Form of Residual Certificate Transferor Letter
EXHIBIT H         Additional Servicer Compensation
EXHIBIT I         Form of Investment Letter for Definitive Restricted
                  Certificates
EXHIBIT J         Form of Distribution Date Statement
EXHIBIT K         Form of Special Servicing and Collateral Fund Agreement
EXHIBIT L         Form of Lost Note Affidavit and Agreement
EXHIBIT M         Schedule of Designated Loans
EXHIBIT N         Schedule of Pledged Asset Mortgage Loans
EXHIBIT O         Senior Principal Priorities

     THIS POOLING AND SERVICING AGREEMENT, dated as of March 1, 1999, between GE CAPITAL MORTGAGE SERVICES, INC., a corporation organized and existing under the laws of the State of New Jersey, and STATE STREET BANK AND TRUST COMPANY, a Massachusetts banking corporation, as Trustee.

                          W I T N E S S E T H  T H A T:
                          - - - - - - - - - -  - - - -


     In consideration of the mutual agreements herein contained, GE Capital Mortgage Services, Inc. and State Street Bank and Trust Company agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     Section 1.01. Definitions. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

     Accretion Directed Certificate:  None.

     Accretion Directed Component:  None.

     Accretion Termination Date:  None.

     Accrual Amount: As to any Class of Accrual Certificates and any Accrual Component and each Distribution Date through the related Accretion Termination Date, the sum of (x) any amount of Accrued Certificate Interest allocable to such Class or Component pursuant to Section 4.01(a)(i) on such Distribution Date and (y) any amount of Unpaid Class Interest Shortfall allocable to such Class or Component pursuant to Section 4.01(a)(ii) on such Distribution Date, to the extent that such amounts are distributed to any Accretion Directed Certificates and any Accretion Directed Components pursuant to Section 4.01(e). As to any Class of Accrual Certificates and any Accrual Component and each Distribution Date after the related Accretion Termination Date, zero.

     Accrual Certificates:  None.

     Accrual Component:  None.

     Accrued Certificate Interest: As to any Distribution Date and any Class of Certificates (other than any Class of Principal Only Certificates and any Class of Certificates consisting of Specified Components), interest accrued during the related Interest Accrual Period at the applicable Certificate Interest Rate on the Class Certificate Principal Balance (or, in the case of any Class of Notional Certificates other than the Class S Certificates, on the aggregate Notional Principal Balance) thereof immediately prior to (or, in the case of the Class S Certificates, on the aggregate Notional Principal Balance thereof with respect to) such Distribution Date, calculated on the basis of a 360-day year consisting of twelve 30-day months. As to any Distribution Date and any Specified Component (other than any Principal Only Component), interest accrued during the related Interest Accrual Period at the applicable Component Interest Rate on the Component Principal Balance (or Notional Component Principal Balance) thereof immediately prior to such Distribution Date, calculated on the basis of a 360-day year consisting of twelve 30-day months. As to any Distribution Date and any Class of Certificates consisting of Specified Components, the aggregate of Accrued Certificate Interest on such Specified Components for such Distribution Date.

     Accrued Certificate Interest on each Class of Certificates (other than any Class of Principal Only Certificates and any Class of Certificates consisting of Specified Components) and any Specified Component (other than any Principal Only Component) shall be reduced by such Class's or Specified Component's share of the amount of any Net Interest Shortfall and Interest Losses for such Distribution Date. Any Net Interest Shortfall and Interest Losses shall be allocated among (x) the Classes of Certificates (other than any Class of Principal Only Certificates and any Class of Certificates consisting of Specified Components) and (y) the Specified Components (other than any Principal Only Component) of any Component Certificate in proportion to the respective amounts of Accrued Certificate Interest that would have resulted absent such shortfall or losses.

     Additional Collateral: With respect to any Mortgage 100SM Loan, the marketable securities held from time to time as security for the repayment of such Mortgage 100SM Loan and any related collateral. With respect to any Parent PowerSM Loan, the third-party guarantee for such Parent PowerSM Loan, together with (i) any marketable securities held from time to time as security for the performance of such guarantee and any related collateral or (ii) any mortgaged property securing the performance of such guarantee, the related home equity line of credit loan and any related collateral.

     Agreement: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

     Allocable Share: (a) As to any Distribution Date and amounts distributable pursuant to clauses (i) and (iii) of the definition of Junior Optimal Principal Amount, and as to each Class of Junior Certificates, the fraction, expressed as a percentage, the numerator of which is the Class Certificate Principal Balance of such Class and the denominator of which is the aggregate Class Certificate Principal Balance of the Junior Certificates.

     (b) As to any Distribution Date and amounts distributable pursuant to clauses (ii), (iv) and (v) of the definition of Junior Optimal Principal Amount, and as to the Class M Certificates and each Class of Class B Certificates for which the related Prepayment Distribution Trigger has been satisfied on such Distribution Date, the fraction, expressed as a percentage, the numerator of which is the Class Certificate Principal Balance of such Class and the denominator of which is the aggregate Class Certificate Principal Balance of all such Classes. As to any Distribution Date and each Class of Class B Certificates for which the related Prepayment Distribution Trigger has not been satisfied on such Distribution Date, 0%.

     Amortization Payment: As to any REO Mortgage Loan and any month, the payment of principal and accrued interest due in such month in accordance with the terms of the related Mortgage Note as contemplated by Section 3.08(b).

     Amount Held for Future Distribution: As to each Distribution Date, the total of all amounts credited to the Mortgage Loan Payment Record as of the preceding Determination Date on account of (i) Principal Prepayments, Insurance Proceeds and Liquidation Proceeds received subsequent to the preceding Prepayment Period applicable to such receipts, and (ii) monthly payments of principal and interest due subsequent to the preceding Due Date.

     Anniversary Determination Date: The Determination Date occurring in April of each year that the Certificates are outstanding, commencing in April 2000.

     Assignment of Proprietary Lease: With respect to a Cooperative Loan, the assignment of the related Proprietary Lease from the Mortgagor to the originator of the Cooperative Loan.

     Assumed Monthly Payment Reduction: As of any Anniversary Determination Date and as to any Non-Primary Residence Loan remaining in the Mortgage Pool whose original principal balance was 80% or greater of the Original Value thereof, the excess of (i) the Monthly Payment thereof calculated on the assumption that the Mortgage Rate thereon was equal to the weighted average (by principal balance) of the Net Mortgage Rates of all Outstanding Mortgage Loans (the "Weighted Average Rate") as of such Anniversary Determination Date over (ii) the Monthly Payment thereof calculated on the assumption that the Net Mortgage Rate thereon was equal to the Weighted Average Rate less 1.25% per annum.

     Available Funds: As to each Distribution Date, an amount equal to the sum of (i) all amounts credited to the Mortgage Loan Payment Record pursuant to
Section 3.02 as of the preceding Determination Date, (ii) any Monthly Advance and any Compensating Interest Payment for such Distribution Date, (iii) the Purchase Price of any Defective Mortgage Loans and Defaulted Mortgage Loans deposited in the Certificate Account on the Business Day preceding such Distribution Date (including any amounts deposited in the Certificate Account in connection with any substitution of a Mortgage Loan as specified in Section 2.03(b)), and (iv) the purchase price of any defaulted Mortgage Loan purchased under an agreement entered into pursuant to Section 3.08(e) as of the end of the preceding Prepayment Period less the sum of (x) the Amount Held for Future Distribution, (y) the amount of any Unanticipated Recovery credited to the Mortgage Loan Payment Record pursuant to clause (vi) of Section 3.02(b), and (z) amounts permitted to be debited from the Mortgage Loan Payment Record pursuant to clauses (i) through (vii) and (ix) of Section 3.04.

     Bankruptcy Coverage Termination Date: The Distribution Date upon which the Bankruptcy Loss Amount has been reduced to zero or a negative number (or the Cross-Over Date, if earlier).

     Bankruptcy Loss Amount: As of any Determination Date prior to the first Anniversary Determination Date, the Bankruptcy Loss Amount shall equal $157,753 as reduced by the aggregate amount of Deficient Valuations and Debt Service Reductions since the Cut-off Date. As of any Determination Date after the first Anniversary Determination Date, other than an Anniversary Determination Date, the Bankruptcy Loss Amount shall equal the Bankruptcy Loss Amount on the immediately preceding Anniversary Determination Date as reduced by the aggregate amount of Deficient Valuations and Debt Service Reductions since such preceding Anniversary Determination Date. As of any Anniversary Determination Date, the Bankruptcy Loss Amount shall equal the lesser of (x) the Bankruptcy Loss Amount as of the preceding Determination Date as reduced by any Deficient Valuations and Debt Service Reductions for the preceding Distribution Date, and (y) the greater of (i) the Fitch Formula Amount for such Anniversary Determination Date and (ii) the Formula Amount for such Anniversary Determination Date.

     The Bankruptcy Loss Amount may be further reduced by the Company (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Company shall obtain written confirmation from each Rating Agency that such reduction shall not adversely affect the then-current rating assigned to the related Classes of Certificates by such Rating Agency and shall provide a copy of such written confirmation to the Trustee.

     BBA: The British Bankers' Association.

     BIF: The Bank Insurance Fund of the FDIC, or its successor in interest.

     Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee, ownership of which is reflected on the books of the Depository or on the books of a person maintaining an account with such Depository (directly or as an indirect participant in accordance with the rules of such Depository). As of the Closing Date, each Class of Certificates, other than the Class B3, Class B4, Class B5, Class R, Class PO and Class S Certificates, constitutes a Class of Book-Entry Certificates.

     Book-Entry Nominee:  As defined in Section 5.02(b).

     Business Day: Any day other than a Saturday or a Sunday, or a day on which banking institutions in New York City or the city in which the Corporate Trust Office is located are authorized or obligated by law or executive order to be closed.

     Buydown Funds: Funds contributed by the Mortgagor or another source in order to reduce the interest payments required from the Mortgagor for a specified period in specified amounts.

     Buydown Mortgage Loan: Any Mortgage Loan as to which the Mortgagor pays less than the full monthly payment specified in the Mortgage Note during the Buydown Period and the difference between the amount paid by the Mortgagor and the amount specified in the Mortgage Note is paid from the related Buydown Funds.

     Buydown Period: The period during which Buydown Funds are required to be applied to the related Buydown Mortgage Loan.

     Certificate: Any one of the certificates signed and countersigned by the Trustee in substantially the forms attached hereto as Exhibit A.

     Certificate Account: The trust account or accounts created and maintained with the Trustee pursuant to Section 3.02 and which must be an Eligible Account.

     Certificate Interest Rate: With respect to any Class of Certificates, other than the Class S Certificates or any LIBOR Certificates, and as of any Distribution Date, the per annum rate specified or described in Section 5.01(b). With respect to any Class of LIBOR Certificates, the per annum variable rate at any time at which interest accrues on the Certificates of such Class, as determined pursuant to Section 5.01(f). With respect to the Class S Certificates and any Distribution Date, the Strip Rate for such Distribution Date.

     Certificate Owner: With respect to any Book-Entry Certificate, the person who is the beneficial owner thereof.

     Certificate Principal Balance: As to any Certificate other than a Notional Certificate, and as of any Distribution Date, the Initial Certificate Principal Balance of such Certificate (plus, in the case of any Accrual Certificate, its Percentage Interest of any related Accrual Amount for each previous Distribution
Date) less the sum of (i) all amounts distributed with respect to such Certificate in reduction of the Certificate Principal Balance thereof on previous Distribution Dates pursuant to Section 4.01, (ii) any Realized Losses allocated to such Certificate on previous Distribution Dates pursuant to Section 4.03(b) and (c), and (iii) in the case of a Subordinate Certificate, such Certificate's Percentage Interest of the Subordinate Certificate Writedown Amount allocated to such Certificate on previous Distribution Dates. The Notional Certificates are issued without Certificate Principal Balances.

     Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 5.02.

     Certificateholder or Holder: The person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of giving any consent pursuant to this Agreement, a Certificate of any Class to the extent that the Company or any affiliate is the Certificate Owner or Holder thereof (except to the extent the Company or any affiliate thereof shall be the Certificate Owner or Holder of all Certificates of such Class), shall be deemed not to be outstanding and the Percentage Interest (or Voting Rights) evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests (or Voting Rights) necessary to effect any such consent has been obtained; provided, however, that in determining whether the Trustee shall be protected in relying on such consent only the Certificates that the Trustee knows to be so held shall be so disregarded.

     Class: All Certificates bearing the same class designation.

     Class B Certificate: Any Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate.

     Class Certificate Principal Balance: As to any Class of Certificates, other than any Class of Notional Certificates, and as of any date of determination, the aggregate of the Certificate Principal Balances of all Certificates of such Class. The Class Certificate Principal Balance of each such Class of Certificates as of the Closing Date is specified in Section 5.01(b).

     Class Interest Shortfall: As to any Distribution Date and any Class of Certificates (other than any Class of Principal Only Certificates or any Class consisting of Specified Components) or any Specified Component, any amount by which the amount distributed to Holders of such Class of Certificates or in respect of such Specified Component (or added to the Class Certificate Principal Balance of any Class of Accrual Certificates or to the Component Principal Balance of any Accrual Component constituting a Specified Component) on such Distribution Date pursuant to Section 4.01(a)(i) is less than the Accrued Certificate Interest thereon or in respect thereof for such Distribution Date. As to any Distribution Date and any Class of Certificates consisting of Specified Components, the sum of the Class Interest Shortfalls for such Components on such date.

     Class PO Deferred Amount: As to any Distribution Date on or prior to the Cross-Over Date, the aggregate of the applicable PO Percentage of the principal portion of each Realized Loss, other than any Excess Loss, to be allocated to the Class PO Certificates on such Distribution Date or previously allocated to the Class PO Certificates and not yet paid to the Holders of the Class PO Certificates pursuant to Section 4.01(a)(iv).

     Class PO Principal Distribution Amount: As to any Distribution Date, an amount equal to the sum of the applicable PO Percentage of:

          (i) the principal portion of each Monthly Payment due on the related Due Date on each Outstanding Mortgage Loan as of such Due Date as specified in the amortization schedule at the time applicable thereto (after adjustments for previous Principal Prepayments and the principal portion of Debt Service Reductions subsequent to the Bankruptcy Coverage Termination Date but before any adjustment to such amortization schedule by reason of any bankruptcy (except as aforesaid) or similar proceeding or any moratorium or similar waiver or grace period);

          (ii) all principal prepayments in part received during the related Prepayment Period, together with the Scheduled Principal Balance (as reduced by any Deficient Valuation occurring on or prior to the Bankruptcy Coverage Termination Date) of each Mortgage Loan which was the subject of a Voluntary Principal Prepayment in full during the related Prepayment Period;

          (iii) the sum of (A) all Net Liquidation Proceeds allocable to principal received in respect of each Mortgage Loan that became a Liquidated Mortgage Loan during the related Prepayment Period (other than Mortgage Loans described in clause (B)) and (B) the principal balance of each Mortgage Loan purchased by an insurer from the Trustee pursuant to the related Primary Insurance Policy, in each case during the related Prepayment Period;

          (iv) the Scheduled Principal Balance (as reduced by any Deficient Valuation occurring on or prior to the Bankruptcy Coverage Termination
     Date) of each Mortgage Loan which was purchased on such Distribution Date pursuant to Section 2.02, 2.03(a) or 3.16; and

          (v) the Substitution Amount for any Mortgage Loan substituted during the month of such Distribution Date; for purposes of this clause (v), the definition of "Substitution Amount" shall be modified to reduce the Scheduled Principal Balance of the Mortgage Loan that is substituted for by any Deficient Valuation occurring on or prior to the Bankruptcy Coverage Termination Date.

     For purposes of clause (ii) above, a Voluntary Principal Prepayment in full with respect to a Mortgage Loan serviced by a Primary Servicer shall be deemed to have been received when the Company, as servicer, receives notice thereof.

     Closing Date: March 25, 1999.

     Code: The Internal Revenue Code of 1986, as it may be amended from time to time, any successor statutes thereto, and applicable U.S. Department of the Treasury temporary or final regulations promulgated thereunder.

     COFI: The monthly weighted average cost of funds for savings institutions the home offices of which are located in Arizona, California, or Nevada that are member institutions of the Eleventh Federal Home Loan Bank District, as computed from statistics tabulated and published by the Federal Home Loan Bank of San Francisco in its monthly Information Bulletin.

     COFI Certificates: None.

     COFI Determination Date: As to each Interest Accrual Period for any COFI Certificates, the last Business Day of the calendar month preceding the commencement of such Interest Accrual Period.

     Company: GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey, or its successor in interest or, if any successor servicer is appointed as herein provided, then such successor servicer.

     Compensating Interest Payment: With respect to any Distribution Date, an amount equal to the aggregate of the Interest Shortfalls described in clauses
(a) and (b) of the definition thereof with respect to such Distribution Date; provided, however, that such amount shall not exceed the lesser of (i) an amount equal to the product of (x) the Pool Scheduled Principal Balance with respect to such Distribution Date and (y) one-twelfth of 0.125%, and (ii) the aggregate of the Servicing Fees that the Company would be entitled to retain on such Distribution Date (less any portion thereof paid as servicing compensation to any Primary Servicer) without giving effect to any Compensating Interest Payment.

     Component: Any of the components of a Class of Component Certificates having the designations and the initial Component Principal Balances as follows:

                  Designation             Initial Component
                  -----------             Principal Balance
                                          -----------------
                      N/A                        N/A

     Component Certificate: None.

     Component Interest Rate: None.

     Component Principal Balance: As of any Distribution Date, and with respect to any Component, other than any Notional Component, the initial Component Principal Balance thereof (as set forth, as applicable, in the definition of Component) (plus, in the case of any Accrual Component, any related Accrual Amount for each previous Distribution Date) less the sum of (x) all amounts distributed in reduction thereof on previous Distribution Dates pursuant to
Section 4.01 and (y) the amount of all Realized Losses allocated thereto pursuant to Section 4.03(d).

     Confirmatory Mortgage Note: With respect to any Mortgage Loan, a note or other evidence of indebtedness executed by the Mortgagor confirming its obligation under the note or other evidence of indebtedness previously executed by the Mortgagor upon the origination of the related Mortgage Loan.

     Cooperative: A private, cooperative housing corporation organized in accordance with applicable state laws which owns or leases land and all or part of a building or buildings located in the relevant state, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

     Cooperative Apartment: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of one or more Proprietary Leases.

     Cooperative Loans: Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate(s), (iii) an assignment of the Proprietary Lease(s), (iv) financing statements and (v) a stock power (or other similar instrument), and in addition thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to Section 2.01 and are from time to time held as part of the Trust Fund. The Mortgage Loans identified as such in Exhibit C hereto are Cooperative Loans.

     Cooperative Stock: With respect to a Cooperative Loan, the single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

     Cooperative Stock Certificate: With respect to a Cooperative Loan, the stock certificate(s) or other instrument evidencing the related Cooperative Stock.

     Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this instrument is located at Two International Place, Boston, Massachusetts 02110, Attention: Corporate Trust Department.

     Cross-Over Date: The first Distribution Date on which the aggregate Class Certificate Principal Balance of the Junior Certificates has been reduced to zero (giving effect to all distributions on such Distribution Date).

     Cut-off Date: March 1, 1999.

     Debt Service Reduction: As to any Mortgage Loan and any Determination Date, the excess of (a) the then current Monthly Payment for such Mortgage Loan over
(b) the amount of the monthly payment of principal and interest required to be paid by the Mortgagor as established by a court of competent jurisdiction as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.).

     Defaulted Mortgage Loan: With respect to any Determination Date, a Mortgage Loan as to which the related Mortgagor has failed to make unexcused payment in full of a total of three or more consecutive installments of principal and interest, and as to which such delinquent installments have not been paid, as of the close of business on the last Business Day of the month next preceding the month of such Determination Date.

     Defective Mortgage Loan: Any Mortgage Loan which is required to be purchased by the Company (or which the Company may replace with a substitute Mortgage Loan) pursuant to Section 2.02 or 2.03(a).

     Deficient Valuation: As to any Mortgage Loan and any Determination Date, the excess of (a) the then outstanding indebtedness under such Mortgage Loan over (b) the valuation by a court of competent jurisdiction of the related Mortgaged Property as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.), pursuant to which such Mortgagor retained such Mortgaged Property.

     Definitive Certificate: Any Certificate, other than a Book-Entry Certificate, issued in definitive, fully registered form.

     Definitive Restricted Junior Certificate: Any Restricted Junior Certificate that is in the form of a Definitive Certificate.

     Depository: The initial Depository shall be The Depository Trust Company, the nominee of which is CEDE & Co. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York, as amended, or any successor provisions thereto.

     Depository Participant: A broker, dealer, bank or other financial institution or other Person for which, from time to time, the Depository effects book-entry transfers and pledges of securities deposited with such Depository.

     Designated Loan Closing Documents: With respect to any Designated Loan, a Lost Note Affidavit substantially in the form of Exhibit L, and an assignment of the related Mortgage to the Trustee in recordable form (except for the omission therein of recording information concerning such Mortgage).

     Designated Loans:  The Mortgage Loans listed in Exhibit M hereto.

     Designated Telerate Page: The Dow Jones Telerate Service page 3750 (or such other page as may replace page 3750 on that service or such other service as may be nominated by the BBA for the purpose of displaying the Interest Settlement Rates).

     Determination Date: With respect to any Distribution Date, the fifth Business Day prior thereto.

     Discount Mortgage Loan: Any Mortgage Loan with a Net Mortgage Rate less than 6.50% per annum.

     Disqualified Organization: Any of the following: (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing (including but not limited to state pension organizations);
(ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing; (iii) an organization (except certain farmers' cooperatives described in Code section 521) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income); and (iv) a rural electric and telephone cooperative described in Code section 1381(a)(2)(C). The terms "United States," "State" and "International Organization" shall have the meanings set forth in Code section 7701 or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental unit.

     Distribution Date: The 25th day of each calendar month after the month of initial issuance of the Certificates, or, if such 25th day is not a Business Day, the next succeeding Business Day.

     Distribution Date Statement:  The statement referred to in Section 4.05(a).

     Document File:  As defined in Section 2.01.

     Due Date:  The first day of the month of the related Distribution Date.

     Eligible Account: An account that is either (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in one of its two highest long-term rating categories and has been assigned by S&P its highest short-term rating, (ii) an account or accounts the deposits in which are fully insured by either the BIF or the SAIF, (iii) an account or accounts, in a depository institution in which such accounts are insured by the BIF or the SAIF (to the limits established by the FDIC), the uninsured deposits in which accounts are either invested in Permitted Investments or are otherwise secured to the extent required by the Rating Agencies such that, as evidenced by an Opinion of Counsel delivered to the Trustee, the Certificateholders have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, (iv) a trust account maintained with the corporate trust department of a federal or state chartered depository institution or of a trust company with trust powers and acting in its fiduciary capacity for the benefit of the Trustee hereunder or (v) such account as will not cause either Rating Agency to downgrade or withdraw its then-current rating assigned to the Certificates, as evidenced in writing by the Rating Agencies.

     ERISA: The Employee Retirement Income Security Act of 1974, as amended.

     ERISA-Restricted Certificate: Any Junior Certificate.

     Event of Default: An event described in Section 7.01.

     Excess Bankruptcy Loss: Any Deficient Valuation or Debt Service Reduction, or portion thereof, (i) occurring after the Bankruptcy Coverage Termination Date or (ii) if on such date, in excess of the then-applicable Bankruptcy Loss Amount.

     Excess Fraud Loss: Any Fraud Loss, or portion thereof, (i) occurring after the Fraud Coverage Termination Date or (ii) if on such date, in excess of the then-applicable Fraud Loss Amount.

     Excess Loss: Any Excess Bankruptcy Loss, Excess Fraud Loss or Excess Special Hazard Loss.

     Excess Special Hazard Loss: Any Special Hazard Loss, or portion thereof,
(i) occurring after the Special Hazard Termination Date or (ii) if on such date, in excess of the then-applicable Special Hazard Loss Amount.

     FDIC: The Federal Deposit Insurance Corporation, or its successor in interest.

     FHLMC: The Federal Home Loan Mortgage Corporation or its successor in interest.

     Financial Intermediary: A broker, dealer, bank or other financial institution or other Person that clears through or maintains a custodial relationship with a Depository Participant.

     Fitch:  Fitch IBCA, Inc. and its successors.

     Fitch Formula Amount: As to each Anniversary Determination Date, the greater of (i) $50,000 and (ii) the product of (x) the greatest Assumed Monthly Payment Reduction for any Non-Primary Residence Loan whose original principal balance was 80% or greater of the Original Value thereof, (y) the weighted average remaining term to maturity (expressed in months) of all the Non-Primary Residence Loans remaining in the Mortgage Pool as of such Anniversary Determination Date, and (z) the sum of (A) one plus (B) the number of all remaining Non-Primary Residence Loans divided by the total number of Outstanding Mortgage Loans as of such Anniversary Determination Date.

     FNMA: The Federal National Mortgage Association or its successor in interest.

     Formula Amount: As to each Anniversary Determination Date, the greater of
(i) $100,000 and (ii) the product of (x) 0.06% and (y) the Scheduled Principal Balance of each Mortgage Loan remaining in the Mortgage Pool whose original principal balance was 75% or greater of the Original Value thereof.

     Fraud Coverage Termination Date: The Distribution Date upon which the related Fraud Loss Amount has been reduced to zero or a negative number (or the Cross-Over Date, if earlier).

     Fraud Loss: Any Realized Loss attributable to fraud in the origination of the related Mortgage Loan.

     Fraud Loss Amount: As of any Distribution Date after the Cut-off Date, (x) prior to the first anniversary of the Cut-off Date, an amount equal to $5,000,825 minus the aggregate amount of Fraud Losses that would have been allocated to the Junior Certificates in accordance with Section 4.03 in the absence of the Loss Allocation Limitation since the Cut-off Date, and (y) from the first to the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 1% (from the first to but excluding the third anniversaries of the Cut-off Date) or 0.5% (from and including the third to but excluding the fifth anniversaries of the Cut-off Date) of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the Fraud Losses that would have been allocated to the Junior Certificates in accordance with Section 4.03 in the absence of the Loss Allocation Limitation since the most recent anniversary of the Cut-off Date. On or after the fifth anniversary of the Cut-off Date the Fraud Loss Amount shall be zero.

     Group I Final Distribution Date: The Distribution Date on which the aggregate Certificate Principal Balance of the Group I Senior Certificates is reduced to zero.

     Group I Senior Certificate: Any Class A1, Class A2, Class A3, Class A4, Class A6, Class A7, Class A8, Class A9, Class A10, Class A11, Class A12, Class A13, Class A14, Class A15, Class A16, Class A17, Class A18 or Class R Certificate.

     Group II Senior Certificate:  Any Class A5 Certificate.

     Group II Senior Distribution Percentage: 0% through the Distribution Date in March 2004; 30% thereafter through the Distribution Date in March 2005; 40% thereafter through the Distribution Date in March 2006; 60% thereafter through the Distribution Date in March 2007; 80% thereafter through the Distribution Date in March 2008; and 100% thereafter.

     Group II Senior Percentage: With respect to any Distribution Date, the percentage (carried to six decimal places) obtained by dividing (x) the aggregate Certificate Principal Balance of the Group II Senior Certificates immediately preceding such Distribution Date by (y) the aggregate Certificate Principal Balance of all the Senior Certificates (other than the Class PO Certificates) immediately preceding such Distribution Date.

     Group II Senior Principal Distribution Amount: With respect to any Distribution Date, the product of (a) the Senior Optimal Principal Amount for such date multiplied by (b) the Group II Senior Percentage for such date multiplied by (c) the Group II Senior Distribution Percentage for such date; provided, however, that (i) on the Group I Final Distribution Date, the Group II Senior Principal Distribution Amount will be increased by any portion of the Senior Optimal Principal Amount remaining after distributions of principal have been made on the Group I Senior Certificates and (ii) following the Group I Final Distribution Date, the Group II Senior Principal Distribution Amount will equal the Senior Optimal Principal Amount.

     Initial Certificate Principal Balance: With respect to any Certificate, other than a Notional Certificate, the Certificate Principal Balance of such Certificate or any predecessor Certificate on the Closing Date.

     Initial LIBOR Rate:  4.950%.

     Insurance Proceeds: Proceeds paid pursuant to the Primary Insurance Policies, if any, and amounts paid by any insurer pursuant to any other insurance policy covering a Mortgage Loan.

     Insured Expenses: Expenses covered by the Primary Insurance Policies, if any, or any other insurance policy or policies applicable to the Mortgage Loans.

     Interest Accrual Period: With respect to any Distribution Date and any Class of Certificates (other than any Class of LIBOR Certificates and any Class of Principal Only Certificates) or Component, the one-month period ending on the last day of the month preceding the month in which such Distribution Date occurs. With respect to any Distribution Date and any Class of LIBOR Certificates, the one-month period commencing on the 25th day of the preceding month and ending on the 24th day of the month in which such Distribution Date occurs.

     Interest Losses: The interest portion of (i) on or prior to the Cross-Over Date, any Excess Losses and (ii) after the Cross-Over Date, any Realized Losses and Debt Service Reductions.

     Interest Settlement Rate: With respect to any Interest Accrual Period, the rate (expressed as a percentage per annum) for one-month U.S. Dollar deposits reported by the BBA at 11:00 a.m. London time on the related LIBOR Determination Date and as it appears on the Designated Telerate Page.

     Interest Shortfall: With respect to any Distribution Date and each Mortgage Loan that during the related Prepayment Period was the subject of a Voluntary Principal Prepayment or constitutes a Relief Act Mortgage Loan, an amount determined as follows:

               (A) partial principal prepayments: one month's interest at the applicable Net Mortgage Rate on the amount of such prepayment;

               (B) principal prepayments in full received on or after the sixteenth day of the month preceding the month of such Distribution Date (or, in the case of the first Distribution Date, on or after the Cut-off
     Date) but on or before the last day of the month preceding the month of such Distribution Date, the difference between (i) one month's interest at the applicable Net Mortgage Rate on the Scheduled Principal Balance of such Mortgage Loan immediately prior to such prepayment and (ii) the amount of interest for the calendar month of such prepayment (adjusted to the applicable Net Mortgage Rate) received at the time of such prepayment;

               (C) principal prepayments in full received by the Company (or of which the Company receives notice, in the case of a Mortgage Loan serviced by a Primary Servicer) on or after the first day but on or before the fifteenth day of the month of such Distribution Date: none; and

               (D) Relief Act Mortgage Loans: As to any Relief Act Mortgage Loan, the excess of (i) 30 days' interest (or, in the case of a Principal Prepayment in full, interest to the date of prepayment) on the Scheduled Principal Balance thereof (or, in the case of a Principal Prepayment in part, on the amount so prepaid) at the related Net Mortgage Rate over (ii) 30 days' interest (or, in the case of a Principal Prepayment in full, interest to the date of prepayment) on such Scheduled Principal Balance (or, in the case of a Principal Prepayment in part, on the amount so prepaid) at the Net Mortgage Rate required to be paid by the Mortgagor as limited by application of the Relief Act.

     Junior Certificate: Any Class M or Class B Certificate.

     Junior Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of the following (but in no event greater than the aggregate Certificate Principal Balance of the Junior Certificates immediately prior to such Distribution Date):

          (i) the Junior Percentage of the applicable Non-PO Percentage of the principal portion of each Monthly Payment due on the related Due Date on each Outstanding Mortgage Loan as of such Due Date as specified in the amortization schedule at the time applicable thereto (after adjustment for previous Principal Prepayments and the principal portion of Debt Service Reductions subsequent to the Bankruptcy Coverage Termination Date but before any adjustment to such amortization schedule by reason of any bankruptcy (other than as aforesaid) or similar proceeding or any moratorium or similar waiver or grace period);

          (ii) the Junior Prepayment Percentage of the applicable Non-PO Percentage of all principal prepayments in part received during the related Prepayment Period, and 100% of any Senior Optimal Principal Amount not distributed to the Senior Certificates on such Distribution Date, together with the Junior Prepayment Percentage of the applicable Non-PO Percentage of the Scheduled Principal Balance of each Mortgage Loan which was the subject of a Voluntary Principal Prepayment in full during the related Prepayment Period;

          (iii) the excess, if any, of (x) the applicable Non-PO Percentage of the sum of (A) all Net Liquidation Proceeds allocable to principal received during the related Prepayment Period (other than in respect of Mortgage Loans described in clause (B)) and (B) the principal balance of each Mortgage Loan that was purchased by an insurer from the Trustee during the related Prepayment Period pursuant to the related Primary Insurance Policy, over (y) the amount distributable pursuant to clause (iii) of the definition of Senior Optimal Principal Amount on such Distribution Date;

          (iv) the Junior Prepayment Percentage of the applicable Non-PO Percentage of the Scheduled Principal Balance of each Mortgage Loan which was purchased on such Distribution Date pursuant to Section 2.02, 2.03(a) or 3.16; and

          (v) the Junior Prepayment Percentage of the applicable Non-PO Percentage of the Substitution Amount for any Mortgage Loan substituted during the month of such Distribution Date.

     For purposes of clause (ii) above, a Voluntary Principal Prepayment in full with respect to a Mortgage Loan serviced by a Primary Servicer shall be deemed to have been received when the Company, as servicer, receives notice thereof.

     After the Class Certificate Principal Balances of the Junior Certificates have been reduced to zero, the Junior Optimal Principal Amount shall be zero.

     Junior Percentage: As to any Distribution Date, the excess of 100% over the Senior Percentage for such Distribution Date.

     Junior Prepayment Percentage: As to any Distribution Date, the excess of 100% over the Senior Prepayment Percentage for such Distribution Date, except that (i) after the aggregate Certificate Principal Balance of the Senior Certificates other than the Class PO Certificates has been reduced to zero, the Junior Prepayment Percentage shall be 100%, and (ii) after the Cross-Over Date, the Junior Prepayment Percentage shall be zero.

     Latest Possible Maturity Date:  March 25, 2031.

     LIBOR: With respect to any Interest Accrual Period, the per annum rate determined, pursuant to Section 5.08, on the basis of the Interest Settlement Rate or as otherwise provided in such Section.

     LIBOR Certificate:  Any Class A3 or Class A4 Certificate.

     LIBOR Determination Date: The second London Banking Day immediately preceding the commencement of each Interest Accrual Period for any LIBOR Certificates.

     Liquidated Mortgage Loan: Any defaulted Mortgage Loan as to which the Company has determined that all amounts which it expects to recover on behalf of the Trust Fund from or on account of such Mortgage Loan have been recovered, including any Mortgage Loan with respect to which the Company determines not to foreclose upon the related Mortgaged Property based on its belief that such Mortgaged Property may be contaminated with or affected by hazardous or toxic wastes, materials or substances.

     Liquidation Expenses: Expenses which are incurred by the Company in connection with the liquidation of any defaulted Mortgage Loan and not recovered by the Company under any Primary Insurance Policy for reasons other than the Company's failure to comply with Section 3.05, such expenses including, without limitation, legal fees and expenses, and, regardless of when incurred, any unreimbursed amount expended by the Company pursuant to Section 3.03 or Section
3.06 respecting the related Mortgage Loan and any related and unreimbursed Property Protection Expenses.

     Liquidation Proceeds: Cash (other than Insurance Proceeds) received in connection with the liquidation of any defaulted Mortgage Loan whether through judicial foreclosure or otherwise.

     Loan-to-Value Ratio: With respect to each Mortgage Loan, the original principal amount of such Mortgage Loan, divided by the Original Value of the related Mortgaged Property.

     London Banking Day: Any day on which banks are open for dealing in foreign currency and exchange in London, England.

     Loss Allocation Limitation:  As defined in Section 4.03(g).

     MLCC:  Merrill Lynch Credit Corporation, or its successor in interest.

     Monthly Advance: With respect to any Distribution Date, the aggregate of the advances required to be made by the Company pursuant to Section 4.04(a) (or by the Trustee pursuant to Section 4.04(b)) on such Distribution Date, the amount of any such Monthly Advance being equal to (a) the aggregate of payments of principal and interest (adjusted to the related Net Mortgage Rate) on the Mortgage Loans that were due on the related Due Date, without regard to any arrangements entered into by the Company with the related Mortgagors pursuant to
Section 3.02(a)(ii), and delinquent as of the close of business on the Business Day next preceding the related Determination Date, less (b) the amount of any such payments which the Company or the Trustee, as applicable, in its reasonable judgment believes will not be ultimately recoverable by it either out of late payments by the Mortgagor, Net Liquidation Proceeds, Insurance Proceeds, REO Proceeds or otherwise. With respect to any Mortgage Loan, the portion of any such advance or advances made with respect thereto.

     Monthly Payment: The scheduled monthly payment on a Mortgage Loan for any month allocable to principal or interest on such Mortgage Loan.

     Moody's:  Moody's Investors Service, Inc. and its successors.

     Mortgage: The mortgage or deed of trust creating a first lien on a fee simple interest or leasehold estate in real property securing a Mortgage Note.

     Mortgage 100SM Loan: A Mortgage Loan identified on Exhibit N hereof that has a Loan-to-Value Ratio at origination in excess of 80.00% and that is secured by Additional Collateral and does not have a Primary Insurance Policy.

     Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to such documents pursuant to this Agreement.

     Mortgage Loan Payment Record: The record maintained by the Company pursuant to Section 3.02(b).

     Mortgage Loan Schedule: As of any date of determination, the schedule of Mortgage Loans included in the Trust Fund. The initial schedule of Mortgage Loans as of the Cut-off Date is attached hereto as Exhibit C.

     Mortgage Loans: As of any date of determination, each of the mortgage loans identified on the Mortgage Loan Schedule (as amended pursuant to Section 2.03(b)) delivered and assigned to the Trustee pursuant to Section 2.01 or 2.03(b), and not theretofore released from the Trust Fund by the Trustee.

     Mortgage Note: With respect to any Mortgage Loan, the note or other evidence of indebtedness (which may consist of a Confirmatory Mortgage Note) evidencing the indebtedness of a Mortgagor under such Mortgage Loan.

     Mortgage Pool: The aggregate of the Mortgage Loans identified in the Mortgage Loan Schedule.

     Mortgage Rate: The per annum rate of interest borne by a Mortgage Loan as set forth in the related Mortgage Note.

     Mortgaged Property: The underlying real property securing the Mortgage Loan, or with respect to a Cooperative Loan, the related Proprietary Lease and Cooperative Stock.

     Mortgagor: With respect to any Mortgage Loan, each obligor on the related Mortgage Note. Net Interest Shortfall: With respect to any Distribution Date, the excess, if any, of the aggregate Interest Shortfalls allocable to the Certificates (as determined in accordance with the definition of Interest Shortfall) for such Distribution Date over any Compensating Interest Payment for such date.

     Net Liquidation Proceeds: As to any Liquidated Mortgage Loan, the sum of
(i) any Liquidation Proceeds therefor less the related Liquidation Expenses, and
(ii) any Insurance Proceeds therefor, other than any such Insurance Proceeds applied to the restoration of the related Mortgaged Property.

     Net Mortgage Rate: With respect to any Mortgage Loan, the related Mortgage Rate less the applicable Servicing Fee Rate.

     Non-Book-Entry Certificate: Any Certificate other than a Book-Entry Certificate.

     Non-Discount Mortgage Loan: Any Mortgage Loan with a Net Mortgage Rate greater than or equal to 6.50% per annum.

     Non-permitted Foreign Holder:  As defined in Section 5.02(b).

     Non-PO Percentage: As to any Discount Mortgage Loan, a fraction (expressed as a percentage), the numerator of which is the Net Mortgage Rate of such Discount Mortgage Loan and the denominator of which is 6.50%. As to any Non-Discount Mortgage Loan, 100%.

     Non-Primary Residence Loan: Any Mortgage Loan secured by a Mortgaged Property that is (on the basis of representations made by the Mortgagors at origination) a second home or investor-owned property.

     Nonrecoverable Advance: All or any portion of any Monthly Advance or Monthly Advances previously made by the Company (or the Trustee) which, in the reasonable judgment of the Company (or, as applicable, the Trustee) will not be ultimately recoverable from related Net Liquidation Proceeds, Insurance Proceeds, REO Proceeds or otherwise. The determination by the Company that it has made a Nonrecoverable Advance or that any advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate of the Company delivered to the Trustee and detailing the reasons for such determination.

     Non-U.S. Person:  As defined in Section 4.02(c).

     Notional Certificate:  Any Class S Certificate.

     Notional Component:  None.

     Notional Component Balance:  None.

     Notional Principal Balance: As to any Distribution Date and the Class S Certificates, the aggregate Scheduled Principal Balance of the Outstanding Non-Discount Mortgage Loans as of the Due Date in the month preceding such Distribution Date. As to any Distribution Date and any Class S Certificate, such Certificate's Percentage Interest of the aggregate Notional Principal Balance of the Class S Certificates for such Distribution Date.

     Officer's Certificate: A certificate signed by the President, a Senior Vice President or a Vice President of the Company and delivered to the Trustee.

     Opinion of Counsel: A written opinion of counsel, who may be counsel for the Company; provided, however, that any Opinion of Counsel with respect to the interpretation or application of the REMIC Provisions or the status of an account as an Eligible Account shall be the opinion of independent counsel satisfactory to the Trustee.

     Original Subordinate Principal Balance: As set forth in the definition of Senior Prepayment Percentage.

     Original Value: The value of the property underlying a Mortgage Loan based, in the case of the purchase of the underlying Mortgaged Property, on the lower of an appraisal satisfactory to the Company or the sales price of such property or, in the case of a refinancing, on an appraisal satisfactory to the Company.

     Outstanding Mortgage Loan: With respect to any Due Date, a Mortgage Loan which, prior to such Due Date, was not the subject of a Principal Prepayment in full, did not become a Liquidated Mortgage Loan and was not purchased pursuant to Section 2.02, 2.03(a) or 3.16 or replaced pursuant to Section 2.03(b).

     Outstanding Non-Discount Mortgage Loan: Any Outstanding Mortgage Loan that is a Non-Discount Mortgage Loan.

     PAC Balance: As to any Distribution Date and any Class of PAC Certificates and any PAC Component, the balance designated as such for such Distribution Date and such Class or Component as set forth in the Principal Balance Schedules.

     PAC Certificate:  None.

     PAC Component:  None.

     Parent PowerSM Loan: A Mortgage Loan identified on Exhibit N hereto that has a Loan-to-Value Ratio at origination in excess of 80.00%, that is supported by Additional Collateral and does not have a Primary Insurance Policy.

     Pay-out Rate: With respect to any Class of Certificates (other than any Class of Principal Only Certificates) and any Distribution Date, the rate at which interest is distributed on such Class on such Distribution Date and which is equal to a fraction (expressed as an annualized percentage) the numerator of which is the Accrued Certificate Interest for such Class and Distribution Date, and the denominator of which is the Class Certificate Principal Balance (or, in the case of the Notional Certificates, the Notional Principal Balance) of such Class immediately prior to such Distribution Date.

     Percentage Interest: With respect to any Certificate, the percentage interest in the undivided beneficial ownership interest in the Trust Fund evidenced by Certificates of the same Class as such Certificate. With respect to any Certificate, the Percentage Interest evidenced thereby shall equal the Initial Certificate Principal Balance (or, in the case of a Notional Certificate, the initial Notional Principal Balance) thereof divided by the aggregate Initial Certificate Principal Balance (or, in the case of a Notional Certificate, the aggregate initial Notional Principal Balance) of all Certificates of the same Class.

     Permitted Investments: One or more of the following; provided, however, that no such Permitted Investment may mature later than the Business Day preceding the Distribution Date after such investment except as otherwise provided in Section 3.02(e) hereof, provided, further, that such investments qualify as "cash flow investments" as defined in section 860G(a)(6) of the Code:

          (i) obligations of, or guaranteed as to timely receipt of principal and interest by, the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

          (ii) repurchase agreements on obligations specified in clause (i) provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in the highest long-term rating category;

          (iii) federal funds, certificates of deposit, time deposits and banker's acceptances, of any U.S. depository institution or trust company incorporated under the laws of the United States or any state provided that the debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated by each Rating Agency in the highest long-term rating category;

          (iv) commercial paper of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has the highest short term rating of each Rating Agency; and

          (v) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not, as evidenced in writing, result in a reduction or withdrawal in the then current rating of the Certificates.

     Notwithstanding the foregoing, Permitted Investments shall not include "stripped securities" and investments which contractually may return less than the purchase price therefor.

     Person: Any legal person, including any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     Plan: Any Person which is an employee benefit plan subject to ERISA or a plan subject to section 4975 of the Code.

     Pledged Asset Loan-to-Value Ratio: With respect to any Pledged Asset Mortgage Loan, (i) the original loan amount less the portion of any required Additional Collateral which is covered by the Surety Bond, divided by (ii) the Original Value of the related Mortgaged Property.

     Pledged Asset Mortgage Loan: Each Mortgage 100SM Loan and Parent PowerSM Loan purchased from MLCC that is supported by Additional Collateral and identified on Exhibit N hereto.

     Pledged Asset Mortgage Servicing Agreement: The Amended and Restated Pledged Asset Mortgage Servicing Agreement, dated as of June 2, 1998, between MLCC and the Company.

     PO Percentage: As to any Discount Mortgage Loan, a fraction (expressed as a percentage), the numerator of which is the excess of 6.50% over the Net Mortgage Rate of such Discount Mortgage Loan and the denominator of which is 6.50%. As to any Non-Discount Mortgage Loan, 0%.

     Pool Scheduled Principal Balance: With respect to any Distribution Date, the aggregate Scheduled Principal Balance of all the Mortgage Loans that were Outstanding Mortgage Loans on the Due Date in the month next preceding the month of such Distribution Date (or, in the case of the first Distribution Date, the Cut-off Date; or, if so specified, such other date).

     Prepayment Assumption: The assumed fixed schedule of prepayments on a pool of new mortgage loans with such schedule given as a monthly sequence of prepayment rates, expressed as annualized percent values. These values start at 0.2% per year in the first month, increase by 0.2% per year in each succeeding month until month 30, ending at 6.0% per year. At such time, the rate remains constant at 6.0% per year for the balance of the remaining term. Multiples of the Prepayment Assumption are calculated from this prepayment rate series.

     Prepayment Assumption Multiple:  275% of the Prepayment Assumption.

     Prepayment Distribution Trigger: As of any Distribution Date and as to each Class of Class B Certificates, the related Prepayment Distribution Trigger is satisfied if (x) the fraction, expressed as a percentage, the numerator of which is the aggregate Class Certificate Principal Balance of such Class and each Class subordinate thereto, if any, on such Distribution Date, and the denominator of which is the Pool Scheduled Principal Balance for such Distribution Date, equals or exceeds (y) such percentage calculated as of the Closing Date.

     Prepayment Interest Excess: As to any Voluntary Principal Prepayment in full received from the first day through the fifteenth day of any calendar month (other than the calendar month in which the Cut-off Date occurs), all amounts paid in respect of interest on such Principal Prepayment. For purposes of determining the amount of Prepayment Interest Excess for any month, a Voluntary Principal Prepayment in full with respect to a Mortgage Loan serviced by a Primary Servicer shall be deemed to have been received when the Company, as servicer, receives notice thereof. All Prepayment Interest Excess shall be retained by the Company, as servicer, as additional servicing compensation.

     Prepayment Period: With respect to any Distribution Date and any Voluntary Principal Prepayment in part or other Principal Prepayment other than a Voluntary Principal Prepayment in full, the calendar month preceding the month of such Distribution Date; with respect to any Distribution Date and any Voluntary Principal Prepayment in full, the period beginning on the sixteenth day of the calendar month preceding the month of such Distribution Date (or, in the case of the first Distribution Date, beginning on the Cut-off Date) and ending on the fifteenth day of the month in which such Distribution Date occurs.

     Primary Insurance Policy: The certificate of private mortgage insurance relating to a particular Mortgage Loan, or an electronic screen print setting forth the information contained in such certificate of private mortgage insurance, including, without limitation, information relating to the name of the mortgage insurance carrier, the certificate number, the loan amount, the property address, the effective date of coverage, the amount of coverage and the expiration date of the policy. Each such policy covers defaults by the Mortgagor, which coverage shall equal the portion of the unpaid principal balance of the related Mortgage Loan that exceeds 75% (or such lesser coverage required or permitted by FNMA or FHLMC) of the Original Value of the underlying Mortgaged Property.

     Primary Servicer: Any servicer with which the Company has entered into a servicing agreement, as described in Section 3.01(f).

     Principal Balance Schedules: Any principal balance schedules attached hereto, if applicable, as Exhibit B, setting forth the PAC Balances of any PAC Certificates and PAC Components, the TAC Balances of any TAC Certificates and TAC Components and the Scheduled Balances of any Scheduled Certificates and Scheduled Components.

     Principal Only Certificate:  Any Class PO Certificate.

     Principal Only Component:  None.

     Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan (including, for this purpose, any refinancing permitted by Section
3.01 and any REO Proceeds treated as such pursuant to Section 3.08(b)) which is received in advance of its scheduled Due Date and is not accompanied by an amount of interest representing scheduled interest for any month subsequent to the month of prepayment.

     Private Placement Memorandum: The private placement memorandum relating to the Restricted Junior Certificates dated March 23, 1999.

     Prohibited Transaction Exemption: U.S. Department of Labor Prohibited Transaction Exemption 89-89, 55 Fed. Reg. 42589, October 17, 1989.

     Property Protection Expenses: With respect to any Mortgage Loan, expenses paid or incurred by or for the account of the Company in accordance with the related Mortgage for (a) real estate property taxes and property repair, replacement, protection and preservation expenses and (b) similar expenses reasonably paid or incurred to preserve or protect the value of such Mortgage to the extent the Company is not reimbursed therefor pursuant to the Primary Insurance Policy, if any, or any other insurance policy with respect thereto.

     Proprietary Lease: With respect to a Cooperative Loan, the proprietary lease(s) or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

     Purchase Price: With respect to any Mortgage Loan required or permitted to be purchased hereunder from the Trust Fund, an amount equal to 100% of the unpaid principal balance thereof plus interest thereon at the applicable Mortgage Rate from the date to which interest was last paid to the first day of the month in which such purchase price is to be distributed; provided, however, that if the Company is the servicer hereunder, such purchase price shall be net of unreimbursed Monthly Advances with respect to such Mortgage Loan, and the interest component of the Purchase Price may be computed on the basis of the Net Mortgage Rate for such Mortgage Loan.

     QIB: A "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933, as amended.

     Rating Agency: Any statistical credit rating agency, or its successor, that rated any of the Certificates at the request of the Company at the time of the initial issuance of the Certificates. If such agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Company, notice of which designation shall be given to the Trustee. References herein to the two highest long-term rating categories of a Rating Agency shall mean such ratings without any modifiers. As of the date of the initial issuance of the Certificates, the Rating Agencies are Fitch and S&P; except that for purposes of the Junior Certificates, other than the Class B5 Certificates, Fitch shall be the sole Rating Agency. The Class B5 Certificates are issued without ratings.

     Realized Loss: Any (i) Deficient Valuation or (ii) as to any Liquidated Mortgage Loan, (x) the unpaid principal balance of such Liquidated Mortgage Loan plus accrued and unpaid interest thereon at the Net Mortgage Rate through the last day of the month of such liquidation less (y) the related Liquidation Proceeds and Insurance Proceeds (as reduced by the related Liquidation Expenses).

     Record Date: The last Business Day of the month immediately preceding the month of the related Distribution Date.

     Reference Banks:  As defined in Section 5.08.

     Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

     Relief Act Mortgage Loan: Any Mortgage Loan as to which the Monthly Payment thereof has been reduced due to the application of the Relief Act.

     REMIC: A "real estate mortgage investment conduit" within the meaning of section 860D of the Code.

     REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of Part IV of Subchapter M of Chapter 1 of the Code, and related provisions, and U.S. Office of the Treasury temporary or final regulations promulgated thereunder, as the foregoing may be in effect from time to time, as well as provisions of applicable state laws.

     REO Mortgage Loan: Any Mortgage Loan which is not a Liquidated Mortgage Loan and as to which the related Mortgaged Property is held as part of the Trust Fund.

     REO Proceeds: Proceeds, net of any related expenses of the Company, received in respect of any REO Mortgage Loan (including, without limitation, proceeds from the rental of the related Mortgaged Property).

     Required Surety Payment: With respect to any Pledged Asset Mortgage Loan that becomes a Liquidated Mortgage Loan, the lesser of (i) the principal portion of the Realized Loss with respect to such Mortgage Loan and (ii) the excess, if any, of (a) the amount of Additional Collateral required at origination with respect to such Mortgage Loan which is covered by the Surety Bond over (b) the net proceeds realized by MLCC from the liquidation of the related Additional Collateral.

     Reserve Fund:  None.

     Reserve Interest Rate:  As defined in Section 5.08.

     Residual Certificate:  Any Class R Certificate.

     Responsible Officer: When used with respect to the Trustee, any officer or assistant officer assigned to and working in the Corporate Trust Department of the Trustee and, also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

     Restricted Certificate: Any Restricted Junior Certificate, Class PO Certificate or Class S Certificate.

     Restricted Junior Certificate: Any Class B3, Class B4 or Class B5 Certificate.

     S&P: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors.

     SAIF: The Savings Association Insurance Fund of the FDIC, or its successor in interest.

     Scheduled Balance: As to any Distribution Date and any Class of Scheduled Certificates and any Scheduled Component, the balance designated as such for such Distribution Date and such Class or Component as set forth in the Principal Balance Schedules.

     Scheduled Certificate:  None.

     Scheduled Component:  None.

     Scheduled Principal Balance: As to any Mortgage Loan and Distribution Date, the principal balance of such Mortgage Loan as of the Due Date in the month next preceding the month of such Distribution Date (or, if so specified, such other date) as specified in the amortization schedule at the time relating to such Mortgage Loan (before any adjustment to such amortization schedule by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) after giving effect to any previous Principal Prepayments, Deficient Valuations incurred subsequent to the Bankruptcy Coverage Termination Date, adjustments due to the application of the Relief Act and the payment of principal due on such Due Date, irrespective of any delinquency in payment by the related Mortgagor. As to any Mortgage Loan and the Cut-off Date, the "unpaid balance" thereof specified in the initial Mortgage Loan Schedule.

     Security Agreement: With respect to a Cooperative Loan, the agreement creating a security interest in favor of the originator in the related Cooperative Stock and Proprietary Lease.

     Senior Certificate: Any Certificate other than a Junior Certificate or Class S Certificate.

     Senior Certificate Principal Balance: As of any Distribution Date, an amount equal to the sum of the Certificate Principal Balances of the Senior Certificates (other than any Class PO Certificates).

     Senior Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of:

          (i) the Senior Percentage of the applicable Non-PO Percentage of the principal portion of each Monthly Payment due on the related Due Date on each Outstanding Mortgage Loan as of such Due Date as specified in the amortization schedule at the time applicable thereto (after adjustments for previous Principal Prepayments and the principal portion of Debt Service Reductions subsequent to the Bankruptcy Coverage Termination Date but before any adjustment to such amortization schedule by reason of any bankruptcy (except as aforesaid) or similar proceeding or any moratorium or similar waiver or grace period);

          (ii) the Senior Prepayment Percentage of the applicable Non-PO Percentage of all principal prepayments in part received during the related Prepayment Period, together with the Senior Prepayment Percentage of the applicable Non-PO Percentage of the Scheduled Principal Balance of each Mortgage Loan which was the subject of a Voluntary Principal Prepayment in full during the related Prepayment Period;

          (iii) the lesser of (x) the Senior Percentage of the applicable Non-PO Percentage of the sum of (A) the Scheduled Principal Balance of each Mortgage Loan that became a Liquidated Mortgage Loan (other than Mortgage Loans described in clause (B)) during the related Prepayment Period and (B) the Scheduled Principal Balance of each Mortgage Loan that was purchased by an insurer from the Trustee during the related Prepayment Period pursuant to the related Primary Insurance Policy, as reduced in each case by the Senior Percentage of the applicable Non-PO Percentage of the principal portion of any Excess Losses (other than Excess Bankruptcy Losses attributable to Debt Service Reductions), and (y) the Senior Prepayment Percentage of the applicable Non-PO Percentage of the sum of (A) all Net Liquidation Proceeds allocable to principal received in respect of each such Liquidated Mortgage Loan (other than Mortgage Loans described in clause (B)) and (B) the principal balance of each such Mortgage Loan purchased by an insurer from the Trustee pursuant to the related Primary Insurance Policy, in each case during the related Prepayment Period;

          (iv) the Senior Prepayment Percentage of the applicable Non-PO Percentage of the Scheduled Principal Balance of each Mortgage Loan which was purchased on such Distribution Date pursuant to Section 2.02, 2.03(a) or 3.16; and

          (v) the Senior Prepayment Percentage of the applicable Non-PO Percentage of the Substitution Amount for any Mortgage Loan substituted during the month of such Distribution Date.

     For purposes of clause (ii) above, a Voluntary Principal Prepayment in full with respect to a Mortgage Loan serviced by a Primary Servicer shall be deemed to have been received when the Company, as servicer, receives notice thereof.

     Senior Percentage: As to any Distribution Date, the lesser of (i) 100% and
(ii) the percentage (carried to six places rounded up) obtained by dividing the Senior Certificate Principal Balance immediately prior to such Distribution Date by an amount equal to the sum of the Certificate Principal Balances of all the Certificates other than any Class PO Certificates immediately prior to such Distribution Date.

     Senior Prepayment Percentage: For any Distribution Date occurring prior to the fifth anniversary of the first Distribution Date, 100%. For any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date, an amount as follows:

                  (i) for any Distribution Date subsequent to March 2004 to and including the Distribution Date in March 2005, the Senior Percentage for such Distribution Date plus 70% of the Junior Percentage for such Distribution Date;

                  (ii) for any Distribution Date subsequent to March 2005 to and including the Distribution Date in March 2006, the Senior Percentage for such Distribution Date plus 60% of the Junior Percentage for such Distribution Date;

                  (iii) for any Distribution Date subsequent to March 2006 to and including the Distribution Date in March 2007, the Senior Percentage for such Distribution Date plus 40% of the Junior Percentage for such Distribution Date;

                  (iv) for any Distribution Date subsequent to March 2007 to and including the Distribution Date in March 2008, the Senior Percentage for such Distribution Date plus 20% of the Junior Percentage for such Distribution Date; and

                  (v) for any Distribution Date thereafter, the Senior Percentage for such Distribution Date.

     Notwithstanding the foregoing, if on any Distribution Date the Senior Percentage exceeds the Senior Percentage as of the Closing Date, the Senior Prepayment Percentage for such Distribution Date will equal 100%.

     In addition, notwithstanding the foregoing, no reduction of the Senior Prepayment Percentage below the level in effect for the most recent prior period as set forth in clauses (i) through (iv) above shall be effective on any Distribution Date unless at least one of the following two tests is satisfied:

     Test I: If, as of the last day of the month preceding such Distribution Date, (i) the aggregate Scheduled Principal Balance of Mortgage Loans delinquent 60 days or more (including for this purpose any Mortgage Loans in foreclosure and REO Mortgage Loans) as a percentage of the aggregate Class Certificate Principal Balance of the Junior Certificates as of such date, does not exceed 50%, and (ii) cumulative Realized Losses with respect to the Mortgage Loans do not exceed (a) 30% of the aggregate Class Certificate Principal Balance of the Junior Certificates as of the Closing Date (the "Original Subordinate Principal Balance") if such Distribution Date occurs between and including April 2004 and March 2005, (b) 35% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including April 2005 and March 2006, (c) 40% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including April 2006 and March 2007, (d) 45% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including April 2007 and March 2008 and (e) 50% of the Original Subordinate Principal Balance if such Distribution Date occurs during or after April 2008; or
     Test II: If, as of the last day of the month preceding such Distribution Date, (i) the aggregate Scheduled Principal Balance of Mortgage Loans delinquent 60 days or more (including for this purpose any Mortgage Loans in foreclosure and REO Mortgage Loans) averaged over the last three months, as a percentage of the aggregate Scheduled Principal Balance of Mortgage Loans averaged over the last three months, does not exceed 4%, and (ii) cumulative Realized Losses with respect to the Mortgage Loans do not exceed (a) 10% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including April 2004 and March 2005, (b) 15% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including April 2005 and March 2006,
(c) 20% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including April 2006 and March 2007, (d) 25% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including April 2007 and March 2008, and (e) 30% of the Original Subordinate Principal Balance if such Distribution Date occurs during or after April 2008.

     Servicer's Certificate: A certificate, completed by and executed on behalf of the Company by a Servicing Officer in accordance with Section 4.06, substantially in the form of Exhibit D hereto or in such other form as the Company and the Trustee shall agree.

     Servicing Fee: As to any Mortgage Loan and Distribution Date, an amount equal to the product of (i) the Scheduled Principal Balance of such Mortgage Loan as of the Due Date in the preceding calendar month and (ii) the Servicing Fee Rate for such Mortgage Loan.

     Servicing Fee Rate: As to any Mortgage Loan, the per annum rate identified as such for such Mortgage Loan and set forth in the Mortgage Loan Schedule.

     Servicing Officer: Any officer of the Company involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers attached to an Officer's Certificate furnished to the Trustee by the Company, as such list may from time to time be amended.

     Single Certificate: A Certificate with an Initial Certificate Principal Balance, or initial Notional Principal Balance, of $1,000 or, in the case of a Class of Certificates issued with an initial Class Certificate Principal Balance or initial Notional Principal Balance of less than $1,000, such lesser amount.

     Special Event Loss: Any Fraud Loss, Special Hazard Loss or Deficient Valuation.

     Special Hazard Loss: (i) A Realized Loss suffered by a Mortgaged Property on account of direct physical loss, exclusive of (a) any loss covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property under Section 3.06 and (b) any loss caused by or resulting from:

          (A) normal wear and tear;

          (B) conversion or other dishonest act on the part of the Trustee, the Company or any of their agents or employees; or

          (C) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues;

     or (ii) any Realized Loss suffered by the Trust Fund arising from or related to the presence or suspected presence of hazardous wastes or hazardous substances on a Mortgaged Property unless such loss to a Mortgaged Property is covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property under Section 3.06.

     Special Hazard Loss Amount: As of any Distribution Date, an amount equal to $6,352,015 minus the sum of (i) the aggregate amount of Special Hazard Losses that would have been allocated to the Junior Certificates in accordance with
Section 4.03 in the absence of the Loss Allocation Limitation and (ii) the Adjustment Amount (as defined below) as most recently calculated. On each anniversary of the Cut-off Date, the "Adjustment Amount" shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the lesser of (x) the greater of (A) the product of the Special Hazard Percentage for such anniversary multiplied by the outstanding principal balance of all the Mortgage Loans on the Distribution Date immediately preceding such anniversary and (B) twice the outstanding principal balance of the Mortgage Loan which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, and (y) an amount calculated by the Company and approved by each Rating Agency, which amount shall not be less than $500,000.

     Special Hazard Percentage: As of each anniversary of the Cut-off Date, the greater of (i) 1.27% and (ii) the largest percentage obtained by dividing (x) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans secured by Mortgaged Properties located in a single, five-digit zip code area in the State of California by (y) the outstanding principal balance of all the Mortgage Loans as of the immediately preceding Distribution Date.

     Special Hazard Termination Date: The Distribution Date upon which the Special Hazard Loss Amount has been reduced to zero or a negative number (or the Cross-Over Date, if earlier).

     Specified Component: None.

     Startup Day:  As defined in Section 2.05(b).

     Strip Rate: With respect to the Class S Certificates and any Distribution Date, a variable rate per annum equal to the excess of (x) the weighted average (by Scheduled Principal Balance) carried to six decimal places, rounded down, of the Net Mortgage Rates of the Outstanding Non-Discount Mortgage Loans as of the Due Date in the preceding calendar month (or the Cut-off Date, in the case of the first Distribution Date) over (y) 6.50%; provided, however, that such calculation shall not include any Mortgage Loan that was the subject of a Voluntary Principal Prepayment in full received by the Company (or of which the Company received notice, in the case of a Mortgage Loan serviced by a Primary Servicer) on or after the first day but on or before the 15th day of such preceding calendar month.

     Subordinate Certificates: As to any date of determination, first, the Class B5 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero; second, the Class B4 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero; third, the Class B3 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero; fourth, the Class B2 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero; fifth, the Class B1 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero; and sixth, the Class M Certificates until the Class Certificate Principal Balance thereof has been reduced to zero.

     Subordinate Certificate Writedown Amount: As to any Distribution Date, first, any amount distributed to the Class PO Certificates on such Distribution Date pursuant to Section 4.01(a)(iv) and second, after giving effect to the application of clause first above, the amount by which (i) the sum of the Class Certificate Principal Balances of all the Certificates (after giving effect to the distribution of principal and the application of Realized Losses in reduction of the Certificate Principal Balances of the related Certificates on such Distribution Date) exceeds (ii) the Pool Scheduled Principal Balance on the first day of the month of such Distribution Date less any Deficient Valuations occurring on or prior to the Bankruptcy Coverage Termination Date.

     Substitution Amount: With respect to any Mortgage Loan substituted pursuant to Section 2.03(b), the excess of (x) the Scheduled Principal Balance of the Mortgage Loan that is substituted for, over (y) the Scheduled Principal Balance of the related substitute Mortgage Loan, each balance being determined as of the date of substitution.

     Surety:  Ambac Assurance Corporation, or its successors in interest.

     Surety Bond: The Limited Purpose Surety Bond (Policy No. AB0039BE), dated February 28, 1996, issued by the Surety for the benefit of certain beneficiaries, including the Trustee for the benefit of the Holders of the Certificates, but only to the extent that such Limited Purpose Surety Bond covers any Pledged Asset Mortgage Loans.

     TAC Balance: As to any Distribution Date and any Class of TAC Certificates and any TAC Component, the balance designated as such for such Distribution Date and such Class or Component as set forth in the Principal Balance Schedules attached as Exhibit B hereto.

     TAC Certificates:  None.

     TAC Component:  None.

     Trigger Event: Any one or more of the following: (i) if the Company is not a wholly-owned direct or indirect subsidiary of General Electric Company or if General Electric Capital Corporation shall not own (directly or indirectly) at least two-thirds of the voting shares of the capital stock of the Company, (ii) if the long-term senior unsecured rating of General Electric Capital Corporation is downgraded or withdrawn by Fitch or S&P below their two highest rating categories, (iii) if General Electric Capital Corporation is no longer obligated pursuant to the terms of the support agreement, dated as of October 1, 1990, between General Electric Capital Corporation and the Company, to maintain the Company's net worth or liquidity (as such terms are defined therein) at the levels specified therein, or if such support agreement, including any amendment thereto, has been breached, terminated or otherwise held to be unenforceable and
(iv) if such support agreement, including any amendment thereto, is amended or modified.

     Trust Fund: The corpus of the trust created by this Agreement evidenced by the Certificates and consisting of:

          (i) the Mortgage Loans;

          (ii) all payments on or collections in respect of such Mortgage Loans, except as otherwise described in the first paragraph of Section 2.01, including the proceeds from the liquidation of any Additional Collateral for any Pledged Asset Mortgage Loan;

          (iii) the obligation of the Company to deposit in the Certificate Account the amounts required by Sections 3.02(d), 3.02(e) and 4.04(a), and the obligation of the Trustee to deposit in the Certificate Account any amount required pursuant to Section 4.04(b);

          (iv) the obligation of the Company to purchase or replace any Defective Mortgage Loan pursuant to Section 2.02 or 2.03;

          (v) all property acquired by foreclosure or deed in lieu of foreclosure with respect to any REO Mortgage Loan;

          (vi) the proceeds of the Primary Insurance Policies, if any, and the hazard insurance policies required by Section 3.06, in each case, in respect of the Mortgage Loans, and the Company's interest in the Surety Bond transferred to the Trustee pursuant to Section 2.01;

          (vii) the Certificate Account established pursuant to Section 3.02(d);

          (viii) the Eligible Account or Accounts, if any, established pursuant to Section 3.02(e);

          (ix) any collateral funds established to secure the obligations of the Holder of the Class B4 and Class B5 Certificates, respectively, under any agreements entered into between such holder and the Company pursuant to
     Section 3.08(e) (which collateral funds will not constitute a part of any REMIC established hereunder); and

          (x) all rights of the Company as assignee under any security agreements, pledge agreements or guarantees relating to the Additional Collateral supporting any Pledged Asset Mortgage Loan (which rights will not constitute a part of any REMIC established hereunder).

     Trustee: The institution executing this Agreement as Trustee, or its successor in interest, or if any successor trustee is appointed as herein provided, then such successor trustee so appointed.

     Unanticipated Recovery: As defined in Section 4.01(f) herein.

     Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of the property is not fully reimbursable by the hazard insurance policies required to be maintained pursuant to Section 3.06.

     Unpaid Class Interest Shortfall: As to any Distribution Date and any Class of Certificates (other than any Class of Principal Only Certificates and any Class consisting of Specified Components) or any Specified Component (other than any Principal Only Component), the amount, if any, by which the aggregate of the Class Interest Shortfalls for such Class or in respect of such Specified Component for prior Distribution Dates is in excess of the aggregate amounts distributed on prior Distribution Dates to Holders of such Class of Certificates or in respect of such Specified Component (or added to the Class Certificate Principal Balance of any Class of Accrual Certificates, or to the Component Principal Balance of any Accrual Component constituting a Specified Component) pursuant to Section 4.01(a)(ii), in the case of the Senior Certificates (other than any Class of Principal Only Certificates) and any Specified Component thereof (other than any Principal Only Component), and the Class S Certificates,
Section 4.01(a)(vi), in the case of the Class M Certificates, Section 4.01(a)(ix), in the case of the Class B1 Certificates, Section 4.01(a)(xii), in the case of the Class B2 Certificates, Section 4.01(a)(xv), in the case of the Class B3 Certificates, Section 4.01(a)(xviii), in the case of the Class B4 Certificates, and Section 4.01(a)(xxi), in the case of the Class B5 Certificates. As to any Class of Certificates consisting of Specified Components and any Distribution Date, the sum of the Unpaid Class Interest Shortfalls for the Specified Components thereof on such date.

     Voluntary Principal Prepayment: With respect to any Distribution Date, any prepayment of principal received from the related Mortgagor on a Mortgage Loan.

     Voting Rights: The portion of the voting rights of all the Certificates that is allocated to any Certificate for purposes of the voting provisions of
Section 10.01. At all times during the term of this Agreement, 99% of all Voting Rights shall be allocated to the Certificates other than the Class S Certificates, and 1% of all Voting Rights shall be allocated to the Class S Certificates. Voting Rights allocated to the Class S Certificates shall be allocated among the Certificates of such Class in proportion to their Notional Principal Balances. Voting Rights allocated to the other Classes of Certificates shall be allocated among such Classes (and among the Certificates within each such Class) in proportion to their Class Certificate Principal Balances (or Certificate Principal Balances), as the case may be.

                                   Article II

         CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES

     Section 2.01. Conveyance of Mortgage Loans. (a) The Company, concurrently with the execution and delivery of this Agreement, does hereby transfer, assign, set-over and otherwise convey to the Trustee without recourse (except as provided herein) all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received by the Company on or with respect to the Mortgage Loans (other than payments of principal and interest due and payable on the Mortgage Loans on or before, and all Principal Prepayments received before, the Cut-off Date).

     The Company acknowledges it has sold all right, title and interest in and to the Mortgage Loans to the Trustee to the extent provided above and that retention of record title of Mortgages (subject to Section 2.01(d) of this Agreement) is for convenience only and that the Company holds record title solely as custodian for the Trustee for benefit of the Certificateholders. The Company agrees that it will take no action inconsistent with ownership of the Mortgage Loans by the Trustee and will not deliver any instrument of satisfaction or conveyance with respect to a Mortgage or a Mortgage Loan, or convey or purport to convey any interest in a Mortgage Loan, except in accordance with the terms and the intent of this Agreement.

     In addition, with respect to any Pledged Asset Mortgage Loan, the Company does hereby transfer, assign, set-over and otherwise convey to the Trustee without recourse (except as provided herein) (i) its rights as assignee under any security agreements, pledge agreements or guarantees relating to the Additional Collateral supporting any Pledged Asset Mortgage Loan, (ii) its security interest in and to any Additional Collateral, (iii) its right to receive payments in respect of any Pledged Asset Mortgage Loan pursuant to the Pledged Asset Mortgage Servicing Agreement, and (iv) its rights as beneficiary under the Surety Bond in respect of any Pledged Asset Mortgage Loan.

     (b) In connection with such transfer and assignment, the Company does hereby deliver to the Trustee the following documents or instruments with respect to:

               (1) Each Mortgage Loan (other than any Cooperative Loan or Designated Loan) so transferred and assigned:

               (i) The Mortgage Note, endorsed without recourse in blank by the Company, including all intervening endorsements showing a complete chain of endorsement from the originator to the Company; provided, however, that if such Mortgage Note is a Confirmatory Mortgage Note, such Confirmatory Mortgage Note may be payable directly to the Company or may show a complete chain of endorsement from the named payee to the Company;

               (ii) Any assumption and modification agreement;

               (iii) An assignment in recordable form (which may be included in a blanket assignment or assignments) of the Mortgage to the Trustee; and

               (2) Each Cooperative Loan (other than a Designated Loan) so transferred and assigned:

               (i) The Mortgage Note, endorsed without recourse in blank by the Company and showing an unbroken chain of endorsements from the originator to the Company; provided, however, that if such Mortgage
          Note is a Confirmatory Mortgage Note, such Confirmatory Mortgage Note may be payable directly to the Company or may show a complete chain of endorsement from the named payee to the Company;

               (ii) A counterpart of the Proprietary Lease and the Assignment of Proprietary Lease executed in blank or to the originator of the Cooperative Loan;

               (iii) The related Cooperative Stock Certificate, together with an undated stock power (or other similar instrument) executed in blank;

               (iv) A counterpart of the recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

               (v) The Security Agreement;

               (vi) Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator in the Cooperative Stock and the Proprietary Lease;

               (vii) If applicable, copies of the UCC-3 assignments of the security interest described in clause (vi) above, sent to the appropriate public office for filing, showing an unbroken chain of title from the originator to the Company, evidencing the security interest of the originator in the Cooperative Stock and the Proprietary Lease;

               (viii) An executed assignment (which may be a blanket assignment for all Cooperative Loans) of the interest of the Company in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement described in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee; and

               (ix) A UCC-3 assignment from the Company to the Trustee of the security interest described in clause (vi) above, in form suitable for filing, otherwise complete except for filing information regarding the original UCC-1 if unavailable (which may be included in a blanket assignment to the Trustee).

     In instances where a completed assignment of the Mortgage in recordable form cannot be delivered by the Company to the Trustee in accordance with
Section 2.01(b)(1)(iii) prior to or concurrently with the execution and delivery of this Agreement, due to a delay in connection with recording of the Mortgage, the Company may, in lieu of delivering the completed assignment in recordable form, deliver to the Trustee the assignment in such form, otherwise complete except for recording information.

               (3) With respect to each Designated Loan, the Company does hereby deliver to the Trustee the Designated Loan Closing Documents.

     (c) In connection with each Mortgage Loan transferred and assigned to the Trustee, the Company shall deliver to the Trustee the following documents or instruments as promptly as practicable, but in any event within 30 days, after receipt by the Company of all such documents and instruments for all of the outstanding Mortgage Loans:

               (i) the Mortgage with evidence of recording indicated thereon (other than with respect to a Cooperative Loan);

               (ii) a copy of the title insurance policy (other than with respect to a Cooperative Loan);

               (iii) with respect to any Mortgage that has been assigned to the Company, the related recorded intervening assignment or assignments of Mortgage, showing a complete chain of assignment from the originator to the Company (other than with respect to a Cooperative Loan); and

               (iv) with respect to any Cooperative Loan that has been assigned to the Company, the related filed intervening UCC-3 financing statements (not previously delivered pursuant to Section 2.01(b)(2)(vii)), showing a complete chain of assignment from the named originator to the Company.

Pending such delivery, the Company shall retain in its files (a) copies of the documents described in clauses (i) and (iii) of the preceding sentence, without evidence of recording thereon, and (b) title insurance binders with respect to the Mortgage Loans (other than with respect to a Cooperative Loan). The Company shall also retain in its files evidence of any primary mortgage insurance relating to the Mortgage Loans during the period when the related insurance is in force. Such evidence shall consist, for each Mortgage Loan, of a certificate of private mortgage insurance relating to such Mortgage Loan or an electronic screen print setting forth the information contained in such certificate of private mortgage insurance, including, without limitation, information relating to the name of the mortgage insurance carrier, the certificate number, the loan amount, the property address, the effective date of coverage, the amount of coverage and the expiration date of the policy. (The copies of the Mortgage, intervening assignments of Mortgage, if any, title insurance binder and the Primary Insurance Policy, if any, described in the second and third preceding sentences are collectively referred to herein as the "Document File" with respect to each Mortgage Loan.) The Company shall advise the Trustee in writing if such delivery to the Trustee shall not have occurred on or before the first anniversary of the Closing Date. The Company shall promptly furnish to the Trustee the documents included in the Document Files (other than any such documents previously delivered to the Trustee as originals or copies) either (a) upon the written request of the Trustee or (b) when the Company or the Trustee obtains actual notice or knowledge of a Trigger Event. The Trustee shall have no obligation to request delivery of the Document Files unless a Responsible Officer of the Trustee has actual notice or knowledge of the occurrence of a Trigger Event.

     In the case of Mortgage Loans which have been prepaid in full after the Cut-off Date and prior to the date of execution and delivery of this Agreement, the Company, in lieu of delivering the above documents to the Trustee, herewith delivers to the Trustee a certification of a Servicing Officer of the nature set forth in Section 3.09.

     (d) The Company shall not be required to record the assignments of the Mortgages referred to in Section 2.01(b)(1)(iii) or file the UCC-3 assignments referred to in Section 2.01(b)(2)(ix) to the Trustee unless the Company or the Trustee obtains actual notice or knowledge of the occurrence of any Trigger Event; provided, however, that such recording or filing shall not be required if the Company delivers to the Trustee a letter from each Rating Agency to the effect that the failure to take such action will not cause such Rating Agency to reduce or withdraw its then current ratings of the Certificates. The party obtaining actual notice or knowledge of any of such events shall give the other party prompt written notice thereof. For purposes of the foregoing (as well as for purposes of determining whether the Company shall be required to deliver the Document Files to the Trustee following the occurrence of a Trigger Event), the Company shall be deemed to have knowledge of any such downgrading referred to in the definition of Trigger Event if, in the exercise of reasonable diligence, the Company has or should have had knowledge thereof. As promptly as practicable subsequent to the Company's delivery or receipt of such written notice, as the case may be, the Company shall insert the recording or filing information in the assignments of the Mortgages or UCC-3 assignments to the Trustee and shall cause the same to be recorded or filed, at the Company's expense, in the appropriate public office for real property records or UCC financing statements, except that the Company need not cause to be so completed and recorded any assignment of mortgage which relates to a Mortgage Loan secured by property in a jurisdiction under the laws of which, on the basis of an Opinion of Counsel reasonably satisfactory to the Trustee and satisfactory to each Rating Agency (as evidenced in writing), recordation of such assignment is not necessary to protect the Trustee against discharge of such Mortgage Loan by the Company or any valid assertion that any Person other than the Trustee has title to or any rights in such Mortgage Loan. In the event that the Company fails or refuses to record or file the assignment of Mortgages or UCC-3 financing statement in the circumstances provided above, the Trustee shall record or cause to be recorded or filed such assignment or UCC-3 financing statement at the expense of the Company. In connection with any such recording or filing, the Company shall furnish such documents as may be reasonably necessary to accomplish such recording or filing. Notwithstanding the foregoing, at any time the Company may record or file, or cause to be recorded or filed, the assignments of Mortgages or UCC-3 financing statement at the expense of the Company.

     Section 2.02. Acceptance by Trustee. Subject to the examination hereinafter provided, the Trustee acknowledges receipt of the Mortgage Notes, the assignments of the Mortgages to the Trustee, the assumption and modification agreements, if any, the documents specified in Section 2.01(b)(2) (subject to any permitted delayed delivery of the documents described in Section 2.01(c)(iv)), and the Designated Loan Closing Documents, if any, delivered pursuant to Section 2.01, and declares that the Trustee holds and will hold such documents and each other document delivered to it pursuant to Section 2.01 in trust, upon the trusts herein set forth, for the use and benefit of all present and future Certificateholders. The Trustee agrees, for the benefit of Certificateholders, to review each Mortgage File within 45 days after (i) the execution and delivery of this Agreement, in the case of the Mortgage Notes, the assignments of the Mortgages to the Trustee, the assumption and modification agreements, if any, the documents specified in Section 2.01(b)(2) (subject to any permitted delayed delivery of the documents described in Section 2.01(c)(iv)), and the Designated Loan Closing Documents, if any, (ii) delivery to the Trustee after the Closing Date of the Mortgage Notes and the assumption and modification agreements, if any, with respect to each Designated Loan, and
(iii) delivery of the recorded Mortgages, title insurance policies, recorded intervening assignments of Mortgage, if any, and filed intervening UCC-3 financing statements, if any, with respect to any Cooperative Loan to ascertain that all required documents set forth in Section 2.01 have been executed, received and recorded, if applicable, and that such documents relate to the Mortgage Loans identified in Exhibit C hereto. In performing such examination, the Trustee may conclusively assume the due execution and genuineness of any such document and the genuineness of any signature thereon. It is understood that the scope of the Trustee's examination of the Mortgage Files is limited solely to confirming, after receipt of the documents listed in Section 2.01, that such documents have been executed, received and recorded, if applicable, and relate to the Mortgage Loans identified in Exhibit C to this Agreement. If in the course of such review the Trustee finds (1) that any document required to be delivered as aforesaid has not been delivered, or (2) any such document has been mutilated, defaced or physically altered without the borrower's authorization or approval, or (3) based upon its examination of such documents, the information with respect to any Mortgage Loan set forth on Exhibit C is not accurate, the Trustee shall promptly so notify the Company in writing, which shall have a period of 60 days after receipt of such notice to correct or cure any such defect. The Company hereby covenants and agrees that, if any such material defect cannot be corrected or cured, the Company will on a Distribution Date which is not later than the first Distribution Date which is more than ten days after the end of such 60-day period repurchase the related Mortgage Loan from the Trustee at the Purchase Price therefor or replace such Mortgage Loan pursuant to Section 2.03(b); provided, however, that if the defect (or breach pursuant to Section 2.03(a)) is one that, had it been discovered before the Startup Day, would have prevented the Mortgage Loan from being a "qualified mortgage" within the meaning of the REMIC Provisions, such defect or breach shall be cured, or the related Mortgage Loan shall be repurchased or replaced, on a Distribution Date which falls within 90 days of the date of discovery of such defect or breach. The Purchase Price for the repurchased Mortgage Loan, or any amount required in respect of a substitution pursuant to Section 2.03(b), shall be deposited by the Company in the Certificate Account pursuant to Section 3.02(d) on the Business Day prior to the applicable Distribution Date and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee shall release or cause to be released to the Company the related Mortgage File and shall execute and deliver or cause to be executed and delivered such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Company any Mortgage Loan released pursuant hereto. It is understood and agreed that the obligation of the Company to repurchase or replace any Mortgage Loan as to which a material defect in a constituent document exists shall constitute the sole remedy respecting such defect available to Certificateholders or the Trustee on behalf of Certificateholders.

     Upon receipt by the Trustee of the Mortgage Note with respect to a Designated Loan that is not defective in accordance with the fifth sentence of the preceding paragraph, the related Lost Note Affidavit delivered pursuant to
Section 2.01 shall be void and the Trustee shall return it to the Company.

     Section 2.03. Representations and Warranties of the Company; Mortgage Loan Repurchase. (a) The Company hereby represents and warrants to the Trustee that:

               (i) The information set forth in Exhibit C hereto was true and correct in all material respects at the date or dates respecting which such information is furnished;

               (ii) As of the date of the initial issuance of the Certificates, other than with respect to Cooperative Loans, each Mortgage is a valid and enforceable first lien on the property securing the related Mortgage Note subject only to (a) the lien of current real property taxes and assessments, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally in the area wherein the property subject to the Mortgage is located or specifically reflected in the appraisal obtained in connection with the origination of the related Mortgage Loan obtained by the Company and (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage;

               (iii) Immediately prior to the transfer and assignment herein contemplated, the Company had good title to, and was the sole owner of, each Mortgage Loan and all action had been taken to obtain good record title to each related Mortgage. Each Mortgage Loan has been transferred free and clear of any liens, claims and encumbrances;

               (iv) As of the date of the initial issuance of the Certificates, no payment of principal of or interest on or in respect of any Mortgage Loan is 30 or more days past due and none of the Mortgage Loans have been past due 30 or more days more than once during the preceding 12 months;

               (v) As of the date of the initial issuance of the Certificates, other than with respect to Cooperative Loans, there is no mechanics' lien or claim for work, labor or material affecting the premises subject to any Mortgage which is or may be a lien prior to, or equal or coordinate with, the lien of such Mortgage except those which are insured against by the title insurance policy referred to in (x) below;

               (vi) As of the date of the initial issuance of the Certificates, other than with respect to Cooperative Loans, there is no delinquent tax or assessment lien against the property subject to any Mortgage;

               (vii) As of the date of the initial issuance of the Certificates, there is no valid offset, defense or counterclaim to any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal and interest on such Mortgage Note;

               (viii) As of the date of the initial issuance of the Certificates, the physical property subject to any Mortgage (or, in the case of a Cooperative Loan, the related Cooperative Apartment) is free of material damage and is in good repair;

               (ix) Each Mortgage Loan at the time it was made complied in all material respects with applicable state and federal laws, including, without limitation, usury, equal credit opportunity and disclosure laws;

               (x) Other than with respect to Cooperative Loans, a lender's title insurance policy or binder, or other assurance of title insurance customary in the relevant jurisdiction therefor was issued on the date of the origination of each Mortgage Loan and each such policy or binder is valid and remains in full force and effect;

               (xi) None of the Mortgage Loans constitute Pledged Asset Mortgage Loans. The Loan-to-Value Ratio of each Mortgage Loan (other than Pledged Asset Mortgage Loans) was not more than 95.00%. Each Mortgage Loan that had, as of the Cut-off Date, a Loan-to-Value Ratio of more than 80% is covered by a Primary Insurance Policy so long as its then outstanding principal amount exceeds 80% of the greater of (a) the Original Value and (b) the then current value of the related Mortgaged Property as evidenced by an appraisal thereof satisfactory to the Company. Each Primary Insurance Policy is issued by a private mortgage insurer acceptable to FNMA or FHLMC. None of the Pledged Asset Mortgage Loans is covered by a Primary Insurance Policy;

               (xii) Each Mortgage Note is payable on the first day of each month in self-amortizing monthly installments of principal and interest, with interest payable in arrears, over an original term of not more than thirty years. The Mortgage Rate of each Mortgage Note of the related Mortgage Loan was not less than 5.875% per annum and not greater than 9.000% per annum. The Mortgage Rate of each Mortgage Note is fixed for the life of the related Mortgage Loan;

               (xiii) Other than with respect to Cooperative Loans, the improvements on the Mortgaged Properties are insured against loss under a hazard insurance policy with extended coverage and conforming to the requirements of Section 3.06 hereof. As of the date of initial issuance of the Certificates, all such insurance policies are in full force and effect;

               (xiv) As of the Cut-off Date, (i) no more than 11.50% of the Mortgage Loans by Scheduled Principal Balance had a Scheduled Principal Balance of more than $500,000 and up to and including $750,000; (ii) no more than 2.00% of the Mortgage Loans by Scheduled Principal Balance had a Scheduled Principal Balance of more than $750,000 and up to and including $1,000,000; and (iii) none of the Mortgage Loans by Scheduled Principal Balance had a Scheduled Principal Balance of more than $1,000,000;

               (xv) As of the Cut-off Date, no more than 1.50% of the Mortgage Loans by Scheduled Principal Balance are secured by Mortgaged Properties located in any one postal zip code area;

               (xvi) As of the Cut-off Date, at least 98.00% of the Mortgage Loans by Scheduled Principal Balance are secured by Mortgaged Properties determined by the Company to be the primary residence of the Mortgagor. The basis for such determination is the making of a representation by the Mortgagor at origination that he or she intends to occupy the underlying property;

               (xvii) As of the Cut-off Date, at least 92.75% of the Mortgage Loans by Scheduled Principal Balance are secured by one-family detached residences;

               (xviii) As of the Cut-off Date, no more than 3.25% of the Mortgage Loans by Scheduled Principal Balance are secured by condominiums and, as of the Cut-off Date, no more than 1.25% of the Mortgage Loans by Scheduled Principal Balance are secured by two- to four-family residential properties. As to each condominium or related Mortgage Loan, (a) the related condominium is in a project that is on the FNMA or FHLMC approved list, (b) the related condominium is in a project that, upon submission of appropriate application, could be so approved by either FNMA or FHLMC, (c) the related Mortgage Loan meets the requirements for purchase by FNMA or FHLMC, (d) the related Mortgage Loan is of the type that could be approved for purchase by FNMA or FHLMC but for the principal balance of the related Mortgage Loan or the pre-sale requirements or (e) the related Mortgage Loan has been approved by a nationally recognized mortgage pool insurance company for coverage under a mortgage pool insurance policy issued by such insurer. As of the Cut-off Date, no more than 0.25% of the Mortgage Loans by Scheduled Principal Balance are secured by condominiums located in any one postal zip code area;

               (xix) Other than with respect to Cooperative Loans, no Mortgage Loan is secured by a leasehold interest in the related Mortgaged Property and each Mortgagor holds fee title to the related Mortgaged Property;

               (xx) As of the Cut-off Date, none of the Mortgage Loans constituted Buydown Mortgage Loans;

               (xxi) The original principal balances of the Mortgage Loans range from $237,000.00 to $1,000,000.00;

               (xxii) As of the Cut-off Date, no more than 1.75% of the Mortgage Loans by Scheduled Principal Balance are secured by second homes and no more than 0.25% of the Mortgage Loans by Scheduled Principal Balance are secured by investor-owned properties;

               (xxiii) All appraisals have been prepared substantially in accordance with the description contained under the caption "The Trusts -- The Mortgage Loans" in the Company's prospectus dated March 12, 1999, accompanying the Prospectus Supplement dated March 23, 1999, pursuant to which certain Classes of the Certificates were publicly offered;

               (xxiv) No selection procedures, other than those necessary to comply with the representations and warranties set forth herein or the description of the Mortgage Loans made in any disclosure document delivered to prospective investors in the Certificates, have been utilized in selecting the Mortgage Loans from the Company's portfolio which would be adverse to the interests of the Certificateholders;

               (xxv) Other than with respect to Cooperative Loans, to the best of the Company's knowledge, at origination no improvement located on or being part of a Mortgaged Property was in violation of any applicable zoning and subdivision laws and ordinances;

               (xxvi) None of the Mortgage Loans is a temporary construction loan. With respect to any Mortgaged Property which constitutes new construction, the related construction has been completed substantially in accordance with the specifications therefor and any incomplete aspect of such construction shall not be material or interfere with the habitability or legal occupancy of the Mortgaged Property. Mortgage Loan amounts sufficient to effect any such completion are in escrow for release upon or in connection with such completion or a performance bond or completion bond is in place to provide funds for this purpose and such completion shall be accomplished within 120 days after weather conditions permit the commencement thereof;

               (xxvii) As of the Closing Date, each Mortgage Loan is a "qualified mortgage" as defined in Section 860G(a)(3) of the Code;

               (xxviii) As of the Closing Date, the Company possesses the Document File with respect to each Mortgage Loan, and, other than with respect to Cooperative Loans, the related Mortgages and intervening assignment or assignments of Mortgages, if any, have been delivered to a title insurance company for recording;

               (xxix) As of the Cut-Off Date, no more than 0.25% of the Mortgage Loans, by Scheduled Principal Balance, are Cooperative Loans. With respect to each Cooperative Loan:

                    (A) The Security Agreement creates a first lien in the stock ownership and leasehold rights associated with the related Cooperative Apartment;

                    (B) The lien created by the related Security Agreement is a valid, enforceable and subsisting first priority security interest in the related Cooperative Stock securing the related Mortgage Note, subject only to (a) liens of the Cooperative for unpaid assessments representing the Mortgagor's pro rata share of the Cooperative's payments for its blanket mortgage, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject and (b) other matters to which like collateral is commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Security Agreement. There are no liens against or security interest in the Cooperative Stock relating to such Cooperative Loan (except for unpaid maintenance, assessments and other amounts owed to the related Cooperative which individually or in the aggregate do not have a material adverse effect on such Cooperative Loan), which have priority over the Trustee's security interest in such Cooperative Stock;

                    (C) The Cooperative Stock that is pledged as security for
               the Mortgage Loan is held by a person as a "tenant-stockholder" within the meaning of section 216 of the Code, the related Cooperative that owns title to the related cooperative apartment building is a "cooperative housing corporation" within the meaning of section 216 of the Code, and such Cooperative is in material compliance with applicable federal, state and local laws which, if not complied with, could have a material adverse effect on the Mortgaged Property; and

                    (D) There is no prohibition against pledging the Cooperative
               Stock or assigning the Proprietary Lease; and

               (xxx) With respect to each Mortgage Loan identified on Exhibit C as having been originated or acquired under the Company's Enhanced Streamlined Refinance program, the value of the related Mortgaged Property, as of the date of such origination or acquisition under the Company's Enhanced Streamlined Refinance program, is no less than the value thereof established at the time the mortgage loan that is the subject of the refinancing was originated.

     It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee. Upon discovery by either the Company or the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other. Subject to the following sentence, within 60 days of its discovery or its receipt of notice of breach, or, with the prior written consent of a Responsible Officer of the Trustee, such longer period specified in such consent, the Company shall cure such breach in all material respects or shall repurchase such Mortgage Loan from the Trustee or replace such Mortgage Loan pursuant to Section 2.03(b). Any such repurchase by the Company shall be accomplished in the manner set forth in Section 2.02, subject to the proviso of the third-to-last sentence thereof, and at the Purchase Price. It is understood and agreed that the obligation of the Company to repurchase or replace any Mortgage Loan as to which a breach occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders or the Trustee on behalf of Certificateholders and such obligation of the Company to repurchase or replace any such Mortgage Loan shall not be assumed by any Person which may succeed the Company as servicer hereunder, but shall continue as an obligation of the Company. Notwithstanding the preceding sentence, if a breach of the representation and warranty of the Company contained in Section 2.03(a)(ix) occurs as a result of a violation of the federal Truth in Lending Act, 15 U.S.C. ss. 1601 et seq., as amended ("TILA") or any state truth in lending or similar statute, and the Trustee or the Trust Fund is named as a defendant in a TILA suit or a suit under any such statutes in respect of such violation and liability in respect thereof is imposed upon the Trustee or the Trust Fund as assignees of the related Mortgage Loan pursuant to Section 1641 of TILA, or any analogous provision of any such statute, the Company shall indemnify the Trustee and the Trust Fund from, and hold them harmless against, any and all losses, liabilities, damages, claims or expenses (including reasonable attorneys' fees) to which the Trustee and the Trust Fund, or either of them, become subject pursuant to TILA or any such statute, insofar as such losses, damages, claims or expenses (including reasonable attorneys' fees) result from such violation. The Company's obligations under the preceding sentence shall not impair or derogate from the Company's obligations to the Trustee under Section 8.05.

     (b) If the Company is required to repurchase any Mortgage Loan pursuant to
Section 2.02 or 2.03(a), the Company may, at its option, within the applicable time period specified in such respective Sections, remove such Defective Mortgage Loan from the terms of this Agreement and substitute one or more other mortgage loans for such Defective Mortgage Loan, in lieu of repurchasing such Defective Mortgage Loan, provided that no such substitution shall occur more than two years after the Closing Date. Any substitute Mortgage Loan shall (a) have a Scheduled Principal Balance (together with that of any other Mortgage Loan substituted for the same Defective Mortgage Loan) as of the first Distribution Date following the month of substitution not in excess of the Scheduled Principal Balance of the Defective Mortgage Loan as of such date (the amount of any difference, plus one month's interest thereon at the respective Net Mortgage Rate, to be deposited by the Company in the Certificate Account pursuant to Section 2.02), (b) have a Mortgage Rate not less than, and not more than one percentage point greater than, the Mortgage Rate of the Defective Mortgage Loan, (c) have the same Net Mortgage Rate as the Defective Mortgage Loan, (d) have a remaining term to stated maturity not later than, and not more than one year less than, the remaining term to stated maturity of the Defective Mortgage Loan, (e) be, in the reasonable determination of the Company, of the same type, quality and character as the Defective Mortgage Loan as if the defect or breach had not occurred, (f) have a ratio of its current principal amount to its Original Value not greater than that of the removed Mortgage Loan and (g) be, in the reasonable determination of the Company, in compliance with the representations and warranties contained in Section 2.03(a) as of the date of substitution.

     The Company shall amend the Mortgage Loan Schedule to reflect the withdrawal of any Defective Mortgage Loan and the substitution of a substitute Mortgage Loan therefor. Upon such amendment the Company shall be deemed to have made as to such substitute Mortgage Loan the representations and warranties set forth in Section 2.03(a) as of the date of such substitution, which shall be continuing as long as any Certificate shall be outstanding or this Agreement has not been terminated, and the remedies for breach of any such representation or warranty shall be as set forth in Section 2.03(a). Upon such amendment, the Trustee shall review the Mortgage File delivered to it relating to the substitute Mortgage Loan, within the time and in the manner and with the remedies specified in Section 2.02, except that for purposes of this Section 2.03(b) (other than the two-year period specified in the first sentence of the preceding paragraph of this Section 2.03(b)), such time shall be measured from the date of the applicable substitution.

     Section 2.04. Execution of Certificates. The Trustee has caused to be executed, countersigned and delivered to or upon the order of the Company, in exchange for the Mortgage Loans, the Certificates in authorized denominations evidencing the entire ownership of the Trust Fund.

     Section 2.05. Designations under the REMIC Provisions. (a) The Company hereby designates the Classes of Certificates identified in Section 5.01(b), other than the Residual Certificate, as "regular interests," and the Class R Certificate as the single class of "residual interest," in the REMIC established hereunder for purposes of the REMIC Provisions.

     (b) The Closing Date will be the "Startup Day" for the REMIC established hereunder for purposes of the REMIC Provisions.

     (c) The "tax matters person" with respect to the REMIC established hereunder for purposes of the REMIC Provisions shall be (i) the Company, if the Company is the owner of a Class R Certificate, or (ii) in any other case, the beneficial owner of the Class R Certificate having the largest Percentage Interest of such Class; provided, however, that such largest beneficial owner and, to the extent relevant, each other holder of a Class R Certificate, by its acceptance thereof irrevocably appoints the Company as its agent and attorney-in-fact to act as "tax matters person" with respect to the REMIC established hereunder for purposes of the REMIC Provisions.

     (d) The "latest possible maturity date" of the regular interests in the REMIC established hereunder is the Latest Possible Maturity Date for purposes of section 860G(a)(1) of the Code.

     (e) In the event that the Servicing Fee exceeds the amount reasonable for such services (within the meaning of Treasury Regulation 1.860D-1(b)(1)(ii)), the portion or portions of such fee that can be measured as a fixed number of basis points on some or all of the Mortgage Loans and can be treated as one or more stripped coupons within the meaning of Treasury Regulation 1.860D-1(b)(2)(iii) shall be treated as such stripped coupons and shall not be treated as a REMIC asset.

                                   Article III

                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

     Section 3.01. Company to Act as Servicer. (a) It is intended that the REMIC established hereunder shall constitute, and that the affairs of the REMIC shall be conducted so as to qualify the Trust Fund (other than any collateral fund established under the agreement referred to in Section 3.08(e)), as a "real estate mortgage investment conduit" as defined in and in accordance with the REMIC Provisions. In furtherance of such intention, the Company covenants and agrees that it shall act as agent (and the Company is hereby appointed to act as agent) on behalf of the Trust Fund and the Holders of the Residual Certificates and that in such capacity it shall:

               (i) prepare and file, or cause to be prepared and filed, in a timely manner, a U.S. Real Estate Mortgage Investment Conduit Income Tax Return (Form 1066) and prepare and file or cause to be prepared and filed with the Internal Revenue Service and applicable state or local tax authorities income tax or information returns for each taxable year with respect to the REMIC established hereunder, using the calendar year as the taxable year and the accrual method of accounting, containing such information and at the times and in the manner as may be required by the Code or state or local tax laws, regulations, or rules, and shall furnish or cause to be furnished to Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby;

               (ii) within thirty days of the Closing Date, shall furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 or as otherwise may be required by the Code, the name, title, address, and telephone number of the person that the holders of the Certificates may contact for tax information relating thereto (and the Company shall act as the representative of the REMIC established hereunder for this purpose), together with such additional information as may be required by such Form, and shall update such information at the time or times and in the manner required by the Code;

               (iii) make or cause to be made an election, on behalf of the REMIC established hereunder, to be treated as a REMIC, and make the appropriate designations, if applicable, in accordance with Section
          2.05 hereof on the federal tax return of the Trust Fund for its first taxable year (and, if necessary, under applicable state law);

               (iv) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders and to the Internal Revenue Service and, if necessary, state tax authorities, all information returns or reports, or furnish or cause to be furnished by telephone, mail, publication or other appropriate method such information, as and when required to be provided to them in accordance with the REMIC Provisions, including without limitation, the calculation of any original issue discount using the Prepayment Assumption Multiple;

               (v) provide information necessary for the computation of tax imposed on the transfer of a Residual Certificate to a Disqualified Organization, or an agent (including a broker, nominee or other middleman) of a Disqualified Organization, or a pass-through entity in which a Disqualified Organization is the record holder of an interest (the reasonable cost of computing and furnishing such information may be charged to the Person liable for such tax);

               (vi) use its best reasonable efforts to conduct the affairs of the REMIC established hereunder at all times that any Certificates are outstanding so as to maintain the status thereof as a REMIC under the REMIC Provisions;

               (vii) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of the REMIC or that would subject the Trust Fund to tax;

               (viii) exercise reasonable care not to allow the creation of any "interests" in the REMIC within the meaning of section 860D(a)(2) of the Code other than the interests represented by the Classes of Certificates identified in Section 5.01(b);

               (ix) exercise reasonable care not to allow the occurrence of any "prohibited transactions" within the meaning of section 860F of the Code, unless the Company shall have provided an Opinion of Counsel to the Trustee that such occurrence would not (a) result in a taxable gain, (b) otherwise subject the Trust Fund to tax, or (c) cause the REMIC established hereunder to fail to qualify as a REMIC;

               (x) exercise reasonable care not to allow the Trust Fund to receive income from the performance of services or from assets not permitted under the REMIC Provisions to be held by a REMIC;

               (xi) pay the amount of any federal or state tax, including prohibited transaction taxes, taxes on certain contributions to the REMIC after the Startup Day, and taxes on net income from foreclosure property, imposed on the Trust Fund when and as the same shall be due and payable (but such obligation shall not prevent the Company or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Company from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings);

               (xii) ensure that federal, state or local income tax or information returns shall be signed by the Trustee or such other person as may be required to sign such returns by the Code or state or local laws, regulations or rules; and

               (xiii) maintain such records relating to the REMIC established hereunder, including but not limited to the income, expenses, individual Mortgage Loans (including Mortgaged Property), other assets and liabilities thereof, and the fair market value and adjusted basis of the property of each determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statements or information.

     The Company shall be entitled to be reimbursed pursuant to Section 3.04 for any federal income taxes paid by it pursuant to clause (xi) of the preceding sentence, except to the extent that such taxes are imposed as a result of the bad faith, misfeasance or negligence of the Company in the performance of its obligations hereunder. With respect to any reimbursement of prohibited transaction taxes, the Company shall inform the Trustee of the circumstances under which such taxes were incurred.

     (b) The Company shall service and administer the Mortgage Loans and shall have full power and authority, acting alone or through one or more Primary Servicers, to do any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing, the Company shall continue, and is hereby authorized and empowered by the Trustee, to execute and deliver, or file, as appropriate, on behalf of itself, the Certificateholders and the Trustee or any of them, any and all continuation statements, termination statements, instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the properties subject to the Mortgages. Without limitation of the foregoing, if the Company in its individual capacity agrees to refinance any Mortgage Loan upon the request of the related Mortgagor, the Company, as servicer hereunder, may execute an instrument of assignment in customary form to the Company in its individual capacity. In connection with any such refinancing, the Trustee shall, upon certification of a Servicing Officer to the effect that an amount equal to the principal balance of the related Mortgage Loan together with accrued and unpaid interest thereon at the applicable Net Mortgage Rate to the date of such certification has been credited to the Mortgage Loan Payment Record, release the related Mortgage File to the Company whereupon the Company may cancel the related Mortgage Note. Upon request by the Company after the execution and delivery of this Agreement, the Trustee shall furnish the Company with any powers of attorney and other documents necessary or appropriate to enable the Company to carry out its servicing and administrative duties hereunder. Except as otherwise provided herein, the Company shall maintain servicing standards substantially equivalent to those required for approval by FNMA or FHLMC. The Company shall not agree to any modification of the material terms of any Mortgage Loan except as provided in the second sentence of Section 3.02(a) and in Section 3.07. The Company shall not release any portion of any Mortgaged Property from the lien of the related Mortgage unless the related Mortgage Loan would be a "qualified mortgage" within the meaning of the REMIC Provisions following such release.

     (c) [Intentionally Omitted.]

     (d) The relationship of the Company (and of any successor to the Company as servicer under this Agreement) to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

     (e) All costs incurred by the Company in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit, and such costs shall be recoverable by the Company to the extent permitted by Section 3.04. The Company shall collect such amounts from the Mortgagor and shall credit the Mortgage Loan Payment Record accordingly.

     (f) If the Company enters into a servicing agreement with any servicer (a "Primary Servicer") pursuant to which such Primary Servicer shall directly service certain Mortgage Loans and the Company shall perform master servicing with respect thereto, the Company shall not be released from its obligations to the Trustee and Certificateholders with respect to the servicing and administration of the Mortgage Loans in accordance with the provisions of
Article III hereof and such obligations shall not be diminished by virtue of any such servicing agreement or arrangement and the Company shall be obligated to the same extent and under the same terms and conditions as if the Company alone were servicing and administering the Mortgage Loans. Any amounts received by a Primary Servicer in respect of a Mortgage Loan shall be deemed to have been received by the Company whether or not actually received by it. Any servicing agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Primary Servicer in its capacity as such shall be deemed to be between the Company and the Primary Servicer alone, and the Trustee and the Certificateholders shall have no claims, obligations, duties or liabilities with respect thereto. Notwithstanding the foregoing, in the event the Company has been removed as the servicer hereunder pursuant to Section 6.04 or Section 7.01, the Trustee or any successor servicer appointed pursuant to
Section 7.02 shall succeed to all of the Company's rights and interests (but not to any obligations or liabilities of the Company arising prior to the date of succession) under any servicing agreement with any Primary Servicer in respect of the Mortgage Loans, subject to the limitation on the Trustee's responsibilities under Section 7.02.

     (g) In no event shall any collateral fund established under the agreement referred to in Section 3.08(e) constitute an asset of any REMIC established hereunder.

     Section 3.02. Collection of Certain Mortgage Loan Payments; Mortgage Loan Payment Record; Certificate Account. (a) The Company shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement, follow such collection procedures as it follows with respect to mortgage loans comparable to the Mortgage Loans in its servicing portfolio. Consistent with the foregoing, the Company may in its discretion (i) waive any late payment charge or any assumption fees or other fees which may be collected in the ordinary course of servicing such Mortgage Loan and (ii) if a default on the Mortgage Loan has occurred or is reasonably foreseeable, arrange at any time prior to foreclosure with a Mortgagor a schedule for the payment of due and unpaid principal and interest for a period extending not longer than two years after the date that such schedule is arranged. Any arrangement of the sort described in clause (ii) above shall not affect the amount or timing of the Company's obligation to make Monthly Advances with respect to any Mortgage Loan which Monthly Advances shall be made pursuant to the original amortization schedule applicable to such Mortgage Loan.

     (b) The Company shall establish and maintain a Mortgage Loan Payment Record in which the following payments on and collections in respect of each Mortgage Loan shall as promptly as practicable be credited by the Company for the account of the Holders of the Certificates:

               (i) All payments on account of principal, including Principal Prepayments (other than (A) payments of principal due and payable on the Mortgage Loans on or before, and all Principal Prepayments received before, the Cut-off Date, (B) in the case of a substitute Mortgage Loan, payments of principal due and payable on such Mortgage Loan on or before the Determination Date in the month of substitution, and all Principal Prepayments received before the first day of the month of substitution, and (C) in the case of a replaced Mortgage Loan, payments of principal due and payable on such Mortgage Loan after the Determination Date in the month of substitution, and all Principal Prepayments received in the month of substitution);

               (ii) All payments (other than (A) those due and payable on or before the Cut-off Date, (B) in the case of a substitute Mortgage Loan, those due and payable on such Mortgage Loan on or before the Determination Date in the month of substitution, and (C) in the case of a replaced Mortgage Loan, those due and payable on such Mortgage Loan after the Determination Date in the month of substitution) on account of interest at the applicable Net Mortgage Rate on the Mortgage Loan received from the related Mortgagor, including any Buydown Funds applied with respect to interest at the applicable Net Mortgage Rate on any Buydown Mortgage Loan;

               (iii) All Liquidation Proceeds received by the Company with respect to such Mortgage Loan and the Purchase Price for any Mortgage Loan purchased by the Company pursuant to Sections 2.02, 2.03 and 3.16 (including any amounts received in respect of a substitution of a Mortgage Loan);

               (iv) All Insurance Proceeds (including, for this purpose, any amounts required to be credited by the Company pursuant to the last sentence of Section 3.06) received by the Company for the benefit of the Trust Fund, other than proceeds to be applied to the restoration or repair of the property subject to the related Mortgage or released, or to be released, to the related Mortgagor in accordance with the normal servicing procedures of the Company;

               (v) All REO Proceeds;

               (vi) All Unanticipated Recoveries; and

               (vii) All amounts received by the Company with respect to any Pledged Asset Mortgage Loan pursuant to the liquidation of any Additional Collateral or pursuant to any recovery under the Surety Bond in accordance with Section 4.09.

     The foregoing requirements respecting credits to the Mortgage Loan Payment Record are exclusive, it being understood that, without limiting the generality of the foregoing, the Company need not enter in the Mortgage Loan Payment Record collections, Liquidation Proceeds or Insurance Proceeds in respect of Mortgage Loans which have been previously released from the terms of this Agreement, amounts representing fees or late charge penalties payable by Mortgagors, or amounts received by the Company for the account of Mortgagors for application towards the payment of taxes, insurance premiums, assessments and similar items.

     (c) Subject to subsection (e) below, until the Business Day prior to each Distribution Date on which amounts are required to be transferred to the Certificate Account pursuant to subsection (d) of this Section 3.02, the Company may retain and commingle such amounts with its own funds and shall be entitled to retain for its own account any gain or investment income thereon, and any such investment income shall not be subject to any claim of the Trustee or Certificateholders. To the extent that the Company realizes any net loss on any such investments, the Company shall deposit in the Certificate Account an amount equal to such net loss at the time the Company is required to deposit amounts in the Certificate Account pursuant to subsection (d) of this section 3.02. Any such deposit shall not increase the Company's obligation under said subsection
(d).

     (d) The Trustee shall establish and maintain with the Trustee in its corporate trust department a single separate trust account designated in the name of the Trustee for the benefit of the Holders of the Certificates issued hereunder (the "Certificate Account") into which the Company shall transfer, not later than 11:00 a.m. New York time on the Business Day prior to each Distribution Date, an amount in next day funds equal to the sum of Available Funds for such Distribution Date and any Unanticipated Recoveries received in the calendar month preceding the month of such Distribution Date. If the Trustee does not receive such transfer by 2:00 p.m. on such Business Day, it shall give the Company written notice thereof.

     (e) If the Company or a Responsible Officer of the Trustee obtains actual notice of or knowledge of the occurrence of either (x) any Trigger Event or (y) the downgrade by S&P of General Electric Capital Corporation's short-term senior unsecured debt rating below A-1+ then, notwithstanding subsection (c) above, the Company shall promptly establish, and thereafter maintain, one or more Eligible Accounts in the name of the Trustee and bearing a designation indicating that amounts therein are held for the benefit of the Trustee and the Certificateholders, into which the Company and any Primary Servicer shall deposit within two Business Days after receipt, all amounts otherwise required to be credited to the Mortgage Loan Payment Record pursuant to Section 3.02(b); provided, however, that such action shall not be required if the Company delivers to the Trustee a letter from each Rating Agency to the effect that the failure to take such action will not cause such Rating Agency to withdraw or reduce its then current ratings of the Certificates. All amounts so deposited shall be held in trust for the benefit of Certificateholders. Amounts so deposited may be invested at the written instruction of the Company in Permitted Investments in the name of the Trustee maturing no later than the Business Day preceding the Distribution Date following the date of such investment; provided, however, that any such Permitted Investment which is an obligation of State Street Bank and Trust Company, in its individual capacity and not in its capacity as Trustee, may mature on such Distribution Date; and, provided further, that no such Permitted Investment shall be sold before the maturity thereof if the sale thereof would result in the realization of gain prior to maturity unless the Company has obtained an Opinion of Counsel that such sale or disposition will not cause the Trust Fund to be subject to the tax on prohibited transactions under section 860F of the Code, or otherwise subject the Trust Fund to tax or cause the REMIC established hereunder to fail to qualify as a REMIC. The Trustee shall maintain physical possession of all Permitted Investments, other than Permitted Investments maintained in book-entry form. The Company, as servicer, shall be entitled to retain for its own account any gain or other income from Permitted Investments, and neither the Trustee nor Certificateholders shall have any right or claim with respect to such income. The Company shall deposit an amount equal to any loss realized on any Permitted Investment as soon as any such loss is realized. If the provisions in this subsection (e) become operable, references in this Agreement to the Mortgage Loan Payment Record and credits and debits to such Record shall be deemed to refer to Eligible Accounts and transfers to and withdrawals from such Eligible Accounts. Any action which may be necessary to establish the terms of an account pursuant to this Section 3.02(e) may be taken by an amendment or supplement to this Agreement or pursuant to a written order of the Company, which amendment, supplement or order shall not require the consent of Certificateholders, provided that the Company has delivered to the Trustee a letter from each Rating Agency to the effect that such amendment, supplement or order will not cause such Rating Agency to withdraw or reduce its then current ratings of the Certificates.

     Section 3.03. Collection of Taxes, Assessments and Other Items. Other than with respect to any Cooperative Loan, the Company shall establish and maintain with one or more depository institutions one or more accounts into which it shall deposit all collections of taxes, assessments, private mortgage or hazard insurance premiums or comparable items for the account of the Mortgagors. As servicer, the Company shall effect the timely payment of all such items for the account of Mortgagors. Withdrawals from such account or accounts may be made only to effect payment of taxes, assessments, private mortgage or standard hazard insurance premiums or comparable items, to reimburse the Company out of related collections for any payments made regarding taxes and assessments or for any payments made pursuant to Section 3.05 regarding premiums on Primary Insurance Policies and Section 3.06 regarding premiums on standard hazard insurance policies, to refund to any Mortgagors any sums determined to be overages, or to pay interest owed to Mortgagors to the extent required by law.

     Section 3.04. Permitted Debits to the Mortgage Loan Payment Record. The Company (or any successor servicer pursuant to Section 7.02) may, from time to time, make debits to the Mortgage Loan Payment Record for the following purposes:

               (i) To reimburse the Company or the applicable Primary Servicer for Liquidation Expenses theretofore incurred in respect of any Mortgage Loan in an amount not to exceed the amount of the related Liquidation Proceeds credited to the Mortgage Loan Payment Record pursuant to Section 3.02(b)(iii); provided that the Company or the applicable Primary Servicer shall not be entitled to reimbursement for Liquidation Expenses incurred after the initiation of foreclosure proceedings in respect of any Defaulted Mortgage Loan that is repurchased pursuant to Section 3.16;

               (ii) To reimburse the Company or the applicable Primary Servicer for Insured Expenses and amounts expended by it pursuant to Section
          3.08 in good faith in connection with the restoration of property damaged by an Uninsured Cause, in an amount not to exceed the amount of the related Insurance Proceeds and Liquidation Proceeds (net of any debits pursuant to clause (i) above) and amounts representing proceeds of other insurance policies covering the property subject to the related Mortgage credited to the Mortgage Loan Payment Record pursuant to Section 3.02(b) (iii) and (iv);

               (iii) To reimburse the Company to the extent permitted by Sections 3.01(a) and 6.04;

               (iv) To pay to the Company amounts received in respect of any Defective Mortgage Loan or Defaulted Mortgage Loan purchased by the Company to the extent that the distribution of any such amounts on the Distribution Date upon which the proceeds of such purchase are distributed would make the total amount distributed in respect of any such Mortgage Loan on such Distribution Date greater than the Purchase Price therefor, net of any unreimbursed Monthly Advances made by the Company;

               (v) To reimburse the Company (or the Trustee, as applicable) for Monthly Advances theretofore made in respect of any Mortgage Loan to the extent of late payments, REO Proceeds, Insurance Proceeds and Liquidation Proceeds in respect of such Mortgage Loan;

               (vi) To reimburse the Company from any Mortgagor payment of interest or other recovery with respect to a particular Mortgage Loan, to the extent not previously retained by the Company, for unpaid Servicing Fees with respect to such Mortgage Loan, subject to Section 3.08(d);

               (vii) To reimburse the Company (or the Trustee, as applicable) for any Nonrecoverable Advance (which right of reimbursement of the Trustee pursuant to this clause shall be prior to such right of the Company);

               (viii) To make transfers of funds to the Certificate Account pursuant to Section 3.02(d);

               (ix) To pay to the Company amounts received in respect of any Mortgage Loan purchased by the Company pursuant to Section 9.01 to the extent that the distribution of any such amounts on the final Distribution Date upon which the proceeds of such purchase are distributed would make the total amount distributed in respect of any such Mortgage Loan on such Distribution Date greater than the purchase price therefor specified in clause (x) of the first sentence of
          Section 9.01; and

               (x) To deduct any amount credited to the Mortgage Loan Payment Record in error.

     The Company shall keep and maintain separate accounting records, on a Mortgage Loan by Mortgage Loan basis, for the purpose of accounting for debits to the Mortgage Loan Payment Record pursuant to clauses (i), (ii), (iv), (v) and
(vi) of this Section 3.04; provided, however, that it is understood and agreed that the records of such accounting need not be retained by the Company for a period longer than the five most recent fiscal years.

     Section 3.05. Maintenance of the Primary Insurance Policies. (a) The Company shall not take any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Company, would have been covered thereunder. To the extent coverage is available, the Company shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Note is 80% or less of the greater of (i) the related Original Value and (ii) the then current value of the property underlying the related Mortgage Note as evidenced by an appraisal thereof satisfactory to the Company; provided that no such Primary Insurance Policy need be kept in effect if doing so would violate applicable law. The Company shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Mortgage Loan that is in effect at the Closing Date and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having ratings equal to or better than the ratings then assigned to the Certificates by such Rating Agency. The Company agrees to effect the timely payment of the premium on each Primary Insurance Policy, and such costs not otherwise recoverable shall be recoverable by the Company from related Insurance Proceeds and Liquidation Proceeds pursuant to Section 3.04.

     (b) In connection with its activities as administrator and servicer of the Mortgage Loans, the Company agrees to present, on behalf of itself, the Trustee and the Certificateholders, claims to the insurer under each Primary Insurance Policy and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policy respecting a related defaulted Mortgage Loan. To the extent provided in Section 3.02(b), any amounts collected by the Company under any Primary Insurance Policy in respect of the Mortgage Loans (including, without limitation, a Mortgage Loan purchased by a related insurer) shall be credited to the Mortgage Loan Payment Record.

     Section 3.06. Maintenance of Hazard Insurance. The Company shall cause to be maintained for each Mortgage Loan, other than a Cooperative Loan, hazard insurance with a standard mortgagee clause and with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements securing such Mortgage Loan from time to time or the principal balance owing on such Mortgage Loan from time to time, whichever is less. The Company shall also maintain on property (other than Cooperative Apartments) acquired upon foreclosure, or by deed in lieu of foreclosure, hazard insurance with extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value from time to time of the improvements which are a part of such property or (ii) the unpaid principal balance of such Mortgage Loan at the time of such foreclosure or deed in lieu of foreclosure plus accrued interest and the good-faith estimate of the Company of related Liquidation Expenses to be incurred in connection therewith. To the extent provided in
Section 3.02(b)(iv), amounts collected by the Company under any such policies in respect of the Mortgage Loans shall be credited to the Mortgage Loan Payment Record. Such costs shall be recoverable by the Company pursuant to Sections 3.03 and 3.04. In cases in which property securing any Mortgage Loan other than a Cooperative Loan is located in a federally designated flood area, the hazard insurance to be maintained for such Mortgage Loan shall include flood insurance. All such flood insurance shall be in such amounts as are required under applicable guidelines of FNMA. The Company shall be under no obligation to require that any Mortgagor maintain earthquake or other additional insurance and shall be under no obligation itself to maintain any such additional insurance on property acquired in respect of a Mortgage Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Company shall obtain and maintain a blanket policy insuring against hazard losses on all of the Mortgage Loans (whether or not including Cooperative Loans), it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this
Section 3.06, it being understood and agreed that such policy may contain a deductible clause, in which case the Company shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.06, and there shall have been a loss which would have been covered by such policy, credit to the Mortgage Loan Payment Record the amount not otherwise payable under the blanket policy because of such deductible clause.

     Section 3.07. Assumption and Modification Agreements. (a) In any case in which property subject to a Mortgage has been or is about to be conveyed by the Mortgagor, the Company shall exercise its right to accelerate the maturity of such Mortgage Loan under any "due-on-sale" clause applicable thereto, unless in the reasonable discretion of the Company, such exercise would adversely affect or jeopardize coverage under the related Primary Insurance Policy, if any; provided, however, that if the Company is prevented, as provided in Section 3.07(b), from enforcing any such clause, the Company is authorized to make or enter into an assumption and modification agreement from or with the Person to whom such property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and the Mortgagor remains liable thereon. In connection with any such assumption and modification agreement, the Company shall apply its then current underwriting standards to such Person. The Company shall not make or enter into any such assumption and modification agreement, however, unless (to the extent practicable in the circumstances) it shall have received confirmation of the continued effectiveness of any applicable Primary Insurance Policy and hazard insurance policy. The Company shall notify the Trustee that any assumption and modification agreement has been completed by forwarding to the Trustee the original copy thereof, which copy shall be added by the Trustee to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. In connection with any such agreement, the Mortgage Rate, mortgage term and any other material term of such Mortgage Loan shall not be changed. Any fee collected by the Company for entering into any such agreement will be retained by the Company as additional servicing compensation.

     (b) Notwithstanding Section 3.07(a) or any other provision of this Agreement, the Company shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan, or transfer of the property subject to a Mortgage without the assumption thereof, by operation of law or any assumption or transfer which the Company reasonably believes it may be restricted by law from preventing, for any reason whatsoever.

     Section 3.08. Realization Upon Defaulted Mortgage Loans. (a) The Company shall foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.02. In connection with such foreclosure or other conversion the Company shall, consistent with Section 3.05, follow such practices and procedures as it shall deem necessary or advisable and as shall be normal and usual in its general mortgage servicing activities. The foregoing is subject to the proviso that the Company shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any property unless it shall determine (i) that such restoration or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Certificateholders after reimbursement to itself for such expenses and (ii) that such expenses will be recoverable to it either through Liquidation Proceeds or Insurance Proceeds. Notwithstanding the foregoing, the Company shall not be entitled to recover legal expenses incurred in connection with foreclosure proceedings where the Mortgage Loan is reinstated and such foreclosure proceedings are terminated prior to completion, other than sums received from the Mortgagor for such expenses.

     Notwithstanding anything to the contrary contained herein, the Company shall be under no obligation to foreclose upon or otherwise convert the ownership of any Mortgaged Property which it believes may be contaminated with or affected by hazardous or toxic wastes, materials or substances. The Company may, but shall not be obligated to, make such determination on the basis of a Phase I environmental assessment with respect to the related Mortgaged Property. Neither the Trustee nor the Company shall be liable to the Trust Fund or the Certificateholders if, based on the Company's belief that such contamination or effect exists, the Company does not foreclose upon or otherwise convert the ownership of a Mortgaged Property. In addition, neither the Trustee nor the Company shall be liable to the Trust Fund or the Certificateholders if, based on the Company's belief that no such contamination or effect exists, the Company forecloses upon a Mortgaged Property and the Trustee or its nominee on behalf of the Trust Fund takes title to such Mortgaged Property, and thereafter such Mortgaged Property is determined to be so contaminated or affected.

     (b) In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee, or to its nominee on behalf of the Trust Fund. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such Mortgage Loan shall (except for purposes of Section 9.01) be considered to be an Outstanding Mortgage Loan until such time as the Mortgaged Property shall be sold and such Mortgage Loan becomes a Liquidated Mortgage Loan. Consistent with the foregoing, for purposes of all calculations hereunder so long as such Mortgage Loan shall be considered to be an Outstanding Mortgage Loan, it shall be assumed that the related Mortgage Note and its amortization schedule in effect on and after such acquisition of title (after giving effect to any previous Principal Prepayments and Deficient Valuations incurred subsequent to the related Bankruptcy Coverage Termination Date and before any adjustment thereto by reason of any bankruptcy (other than as aforesaid) or any similar proceeding or any moratorium or similar waiver or grace period) remain in effect (notwithstanding that the indebtedness evidenced by such Mortgage Note shall have been discharged), subject to adjustment to reflect the application of REO Proceeds received in any month. REO Proceeds received in any month shall be applied to the payment of the installments of principal due and interest accrued on the related REO Mortgage Loan in accordance with the terms of such Mortgage Note. REO Proceeds received in any month in excess of the Amortization Payment for such month due on an REO Mortgage Loan shall be treated as a Principal Prepayment received in respect of such Mortgage Loan.

     (c) In the event that the Trust Fund acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Company shall dispose of such Mortgaged Property prior to the close of the third calendar year after the year of its acquisition by the Trust Fund unless (a) the Trustee shall have been supplied with an Opinion of Counsel to the effect that the holding by the Trust Fund of such Mortgaged Property subsequent to such period (and specifying the period beyond such period for which the Mortgaged Property may be held) will not result in the imposition of taxes on "prohibited transactions" of the Trust Fund as defined in section 860F of the Code, or cause the REMIC established hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel), or (b) the Trustee (at the Company's expense) or the Company shall have applied for, not later than 61 days prior to the expiration of such period, an extension of such period in the manner contemplated by section 856(e)(3) of the Code, in which case such period shall be extended by the time period permitted by section 856(e)(3) of the Code. Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust Fund or sold in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify at any time as "foreclosure property" within the meaning of section 860G(a)(8) of the Code, (ii) subject the Trust Fund to the imposition of any federal or state income taxes on "net income from foreclosure property" with respect to such Mortgaged Property within the meaning of section 860G(c) of the Code, or (iii) cause the sale of such Mortgaged Property to result in the receipt by the Trust Fund of any income from non-permitted assets as described in section 860F(a)(2)(B) of the Code, unless the Company has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

     (d) Any collection of Insurance Proceeds or Liquidation Proceeds will be applied in the following order of priority: first, to reimburse the Company for any related unreimbursed Liquidation Expenses and to reimburse the Company or the Trustee, as applicable, for any related unreimbursed Monthly Advances; second, to accrued and unpaid interest on the Mortgage Loan at the Mortgage Rate from the date to which interest was last paid or advanced to the Due Date prior to the Distribution Date on which such amounts are to be distributed; and third, as a recovery of principal of the Mortgage Loan. If the amount so allocated to interest is less than the full amount of accrued and unpaid interest due on such Mortgage Loan, the amount of such recovery will be allocated between the Servicing Fee and interest at the Net Mortgage Rate in proportion to the amount of such accrued interest which would have been allocated to each such category in the absence of any shortfall.

     (e) Notwithstanding anything to the contrary contained herein, the Company shall have the right to enter into an agreement substantially in the form of Exhibit K hereto with any Person that is the Holder of 100% of the Class B5 Certificates (provided that such form may be revised to delete the option on the part of such Person to purchase a defaulted Mortgage Loan as set forth in
Section 2.02(f) thereof). Prior to entering into any such agreement with any Person, the Company shall obtain a certification from such Person to the effect that (i) such Person is not an "affiliate" (within the meaning of the Prohibited Transaction Exemption) of the Trustee and (ii) such Person will not purchase any Certificates if such purchase would cause such Person to hold more than a ten percent interest in the Mortgage Pool. It is understood that the right of the Company to be reimbursed for Monthly Advances and Nonrecoverable Advances under this Agreement shall not be affected in any way by the provisions of any such agreement. The Trustee hereby agrees to perform such obligations as may be expressly required of it pursuant to the provisions of such agreement and to promptly notify each party to such agreement if a Responsible Officer of the Trustee (with direct responsibility for administration of this Agreement) becomes aware of any discussions, plans or events that might lead to the Trustee's becoming an "affiliate" (within the meaning of the Prohibited Transaction Exemption) of any Person with which the Company has entered into such agreement, provided that the contents of any such notification shall be kept confidential by the parties to such agreement. The Company agrees to promptly notify the Trustee upon entering into any such agreement. In addition, the Company shall provide the Trustee with such information as may be necessary for the Trustee to perform its obligations thereunder, including written instructions, clearly identifying the source, amount and application of funds to be deposited or withdrawn from the Collateral Fund (as defined in such agreement). The Trustee shall provide the Company with such information concerning credits and debits to the Collateral Fund on account of income, gains and losses realized from Collateral Fund Permitted Investments (as defined in such agreement), and costs associated with the purchase and sale thereof, as the Company may request in order to prepare the instructions described in the preceding sentence.

     In addition, subject to the provisions of the preceding paragraph, the Company shall have the right to enter into an agreement substantially in the form of Exhibit K hereto with the Person that is the Holder of 100% of the Class B4 Certificates, provided that (i) such Person is also the Holder of 100% of the Class B5 Certificates, (ii) such Person shall have no rights under such agreement until the date on which the Class Certificate Principal Balance of the Class B5 Certificates has been reduced to zero, and (iii) any rights of such Person under such agreement shall terminate in the event that such Person transfers, directly or indirectly, the Class B4 Certificates to any other Person.

     Section 3.09. Trustee to Cooperate; Release of Mortgage Files. Upon the payment in full of any Mortgage Loan, the Company will immediately notify the Trustee by a certification (which certification shall include a statement to the effect that all amounts received in connection with such payment which are required to be credited to the Mortgage Loan Payment Record pursuant to Section
3.02 have been so credited) of a Servicing Officer and shall request delivery to it of the Mortgage File. If a Buydown Mortgage Loan is the subject of a Principal Prepayment in full during the related Buydown Period, the related Buydown Funds will be applied or returned to the Person entitled thereto in accordance with the terms of such Buydown Mortgage Loan. Upon receipt of such certification and request in form satisfactory to the Trustee, the Trustee shall promptly, but in any event within five Business Days, release the related Mortgage File to the Company; provided, that the Trustee shall not be responsible for any delay in the release of a Mortgage File resulting from acts beyond its control, including without limitation, acts of God, strikes, lockouts, riots, acts of war or terrorism, epidemics, nationalization, governmental regulations imposed after the fact, fire, communication line failures, computer viruses, power failures, earthquakes or other disasters. Upon any such payment in full, the Company is authorized to execute, pursuant to the authorization contained in Section 3.01, an instrument of satisfaction regarding such Mortgage, which instrument of satisfaction shall be recorded by the Company if required by applicable law and be delivered to the Person entitled thereto, it being understood and agreed that no expenses incurred in connection with such instrument of satisfaction shall be reimbursed from amounts at the time credited to the Mortgage Loan Payment Record. From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan (including, without limitation, collection under any Primary Insurance Policy), the Trustee shall, upon request of the Company and delivery to the Trustee of a receipt signed by a Servicing Officer, release the related Mortgage File to the Company and shall execute such documents as shall be necessary to the prosecution of any such proceedings. Such receipt shall obligate the Company to return the Mortgage File to the Trustee when the need therefor by the Company no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified, the receipt shall be released by the Trustee to the Company.

     Section 3.10. Servicing Compensation; Payment of Certain Expenses by the Company. (a) As compensation for its activities and obligations hereunder, the Company shall be entitled to withhold and pay to itself out of each payment received by it on account of interest on each Mortgage Loan (including the portion of any Buydown Funds applied to the related Buydown Mortgage Loan for the applicable period) an amount equal to the Servicing Fee. The aggregate of the Servicing Fees payable to the Company on any Distribution Date shall be reduced by the amount of any Compensating Interest Payment for such Distribution Date. Additional servicing compensation in the form of Prepayment Interest Excess, assumption fees, modification fees, late payment charges, interest income or gain with respect to amounts deposited in the Certificate Account and invested by the Company or otherwise shall be retained by the Company, subject to Section 3.10(b), if applicable. The Company shall be required to pay all expenses incurred by it in connection with its activities hereunder (including payment of Trustee fees and all other fees and expenses not expressly stated hereunder to be for the account of the Certificateholders) and shall not be entitled to reimbursement therefor except as provided in Sections 3.01, 3.03,
3.04 and 3.08.

     (b) The Company may, as a condition to granting any request by a Mortgagor for any consent, modification, waiver or amendment or any other matter or thing, the granting of which is in the Company's discretion pursuant to the terms of the instruments evidencing or securing the related Mortgage Loan and is permitted by other sections of this Agreement, require (to the extent permitted by applicable law) that such Mortgagor pay to it a reasonable or customary fee in accordance with the schedule set forth as Exhibit H (which may be amended from time to time by provision of a revised schedule of such fees to the Trustee, whereupon such revised schedule shall be deemed to be Exhibit H hereunder) for the additional services performed in connection with such request, together with any related costs and expenses incurred by it. Such fees shall be additional servicing compensation to the Company.

     Section 3.11. Reports to the Trustee; Certificate Account Statements. Not later than 15 days after each Distribution Date, the Company shall forward to the Trustee a statement, certified by a Servicing Officer, setting forth the status of the Mortgage Loan Payment Record as of the close of business on such Distribution Date and showing, for the period covered by such statement, the aggregate of credits to the Mortgage Loan Payment Record for each category of credit specified in Section 3.02 and each category of debit specified in Section 3.04.

     Section 3.12. Annual Statement as to Compliance. The Company will deliver to the Trustee, on or before March 31 of each year, beginning with March 31, 2000, an Officer's Certificate stating that (a) a review of the activities of the Company during the preceding calendar year and of its performance under this Agreement has been made under such Officer's supervision and (b) to the best of such Officer's knowledge, based on such review, the Company has fulfilled all its material obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such Officer and the nature and status thereof.

     Section 3.13. Annual Independent Public Accountants' Servicing Report. On or before March 31 of each year, beginning with March 31, 2000, the Company shall:

     (a) furnish to a firm of independent public accountants (which may also render other services to the Company) a statement substantially to the effect that the Company has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers (the "Minimum Servicing Standards") with respect to the mortgage loans in the Company's servicing portfolio (which may exclude home equity loans) or, if there has been material noncompliance with such servicing standards, containing a description of such noncompliance; and

     (b) at its expense cause such firm of independent public accountants to furnish a report to the Trustee stating its opinion as to the Company's assertion contained in the statement delivered pursuant to Section 3.13(a), which opinion shall be based on an examination conducted by such firm in accordance with the standards established by the American Institute of Certified Public Accountants, including examining, on a test basis, evidence about the Company's compliance with the Minimum Servicing Standards. Such opinion shall be to the effect that the Company has complied in all material respects with the Minimum Servicing Standards with respect to the mortgage loan portfolio described in the Company's statement delivered pursuant to Section 3.13(a) hereof or if there has been material noncompliance with the Minimum Servicing Standards, shall contain a description of such noncompliance in accordance with applicable accounting standards. In rendering such report, such firm may rely, as to matters relating to direct servicing of Mortgage Loans by any primary servicer, upon comparable reports of independent public accountants with respect to such primary servicer.

     Section 3.14. Access to Certain Documentation and Information Regarding the Mortgage Loans. To the extent permitted by applicable law, the Company shall provide to the Trustee, Certificateholders which are regulated insurance entities and the applicable insurance regulatory agencies thereof, Certificateholders which are federally insured savings and loan associations, the Office of Thrift Supervision, the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision or of such insurance regulatory agencies, as the case may be, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Company. Nothing in this Section 3.14 shall derogate from the obligation of the Company to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Company to provide access as provided in this Section 3.14 as a result of such obligation shall not constitute a breach of this Section 3.14.

     Section 3.15. Maintenance of Certain Servicing Policies. The Company shall during the term of its service as servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder and (ii) a fidelity bond in respect of its officers, employees or agents. Each such policy or policies and bond shall, together, comply with the requirements from time to time of FNMA for persons performing servicing for mortgage loans purchased by such association.

     Section 3.16. Optional Purchase of Defaulted Mortgage Loans. The Company shall have the right, but not the obligation, to purchase any Defaulted Mortgage Loan for a price equal to the Purchase Price therefor. Any such purchase shall be accomplished as provided in Section 4.04(a) hereof.

                                   Article IV

                             PAYMENTS AND STATEMENTS

     Section 4.01. Distributions. (a) On each Distribution Date, the Trustee shall withdraw the Available Funds from the Certificate Account and shall make distributions to Holders of the Certificates as of the preceding Record Date in the following order of priority, to the extent of the remaining Available Funds:

               (i) to each Class of Senior Certificates (other than any Class of Principal Only Certificates) and the Class S Certificates, the Accrued Certificate Interest thereon for such Distribution Date; provided, however, that any shortfall in available amounts shall be allocated among such Classes in proportion to the amount of Accrued Certificate Interest that would otherwise be distributable thereto;

               (ii) to each Class of Senior Certificates (other than any Class of Principal Only Certificates) and the Class S Certificates, any related Unpaid Class Interest Shortfall for such Distribution Date; provided, however, that any shortfall in available amounts shall be allocated among such Classes in proportion to the Unpaid Class Interest Shortfall for each such Class on such Distribution Date;

               (iii) to the Classes of Senior Certificates in reduction of the Class Certificate Principal Balances thereof, as set forth in Exhibit O hereto, without regard to the use of the word "approximately" therein; provided, however, that defined terms used in Exhibit O shall have the meanings assigned thereto in Article I hereof, except that the "Class A5 Principal Distribution Amount" in Exhibit O shall be deemed to be the "Group II Senior Principal Distribution Amount;"

               (iv) to the Class PO Certificates, any Class PO Deferred Amount for such Distribution Date, up to an amount not to exceed the Junior Optimal Principal Amount for such Distribution Date, until the Class Certificate Principal Balance of such Class has been reduced to zero; provided, that any such amounts distributed to the Class PO Certificates pursuant to this clause (iv) shall not reduce the Class Certificate Principal Balance thereof;

               (v) to the Class M Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

               (vi) to the Class M Certificates, any Unpaid Class Interest Shortfall therefor on such Distribution Date;

               (vii) to the Class M Certificates, in reduction of the Class Certificate Principal Balance thereof, such Class's Allocable Share of the Junior Optimal Principal Amount on such Distribution Date;

               (viii) to the Class B1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

               (ix) to the Class B1 Certificates, any Unpaid Class Interest Shortfall therefor on such Distribution Date;

               (x) to the Class B1 Certificates, in reduction of the Class Certificate Principal Balance thereof, such Class's Allocable Share of the Junior Optimal Principal Amount on such Distribution Date;

               (xi) to the Class B2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

               (xii) to the Class B2 Certificates, any Unpaid Class Interest Shortfall therefor on such Distribution Date;

               (xiii) to the Class B2 Certificates, in reduction of the Class Certificate Principal Balance thereof, such Class's Allocable Share of the Junior Optimal Principal Amount on such Distribution Date;

               (xiv) to the Class B3 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

               (xv) to the Class B3 Certificates, any Unpaid Class Interest Shortfall therefor on such Distribution Date;

               (xvi) to the Class B3 Certificates, in reduction of the Class Certificate Principal Balance thereof, such Class's Allocable Share of the Junior Optimal Principal Amount on such Distribution Date;

               (xvii) to the Class B4 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

               (xviii) to the Class B4 Certificates, any Unpaid Class Interest Shortfall therefor on such Distribution Date;

               (xix) to the Class B4 Certificates, in reduction of the Class Certificate Principal Balance thereof, such Class's Allocable Share of the Junior Optimal Principal Amount on such Distribution Date;

               (xx) to the Class B5 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

               (xxi) to the Class B5 Certificates, any Unpaid Class Interest Shortfall therefor on such Distribution Date; and

               (xxii) to the Class B5 Certificates, in reduction of the Class Certificate Principal Balance thereof, such Class's Allocable Share of the Junior Optimal Principal Amount on such Distribution Date.

Notwithstanding the foregoing, amounts otherwise distributable pursuant to clauses (vii), (x), (xiii), (xvi), (xix) and (xxii) on any Distribution Date shall be reduced, in inverse order of priority, by any amount distributed pursuant to clause (iv) on such date, such that such amount distributed pursuant to clause (iv) on such date shall be applied first to reduce the amount distributable pursuant to clause (xxii), and then, to the extent of any excess, applied second, to reduce the amount distributable pursuant to clause (xix), third, to reduce the amount distributable pursuant to clause (xvi), fourth, to reduce the amount distributable pursuant to clause (xiii), fifth, to reduce the amount distributable pursuant to clause (x) and sixth, to reduce the amount distributable pursuant to clause (vii).

     (b) On each Distribution Date, the Trustee shall distribute to the holder of the Class R Certificate any remaining Available Funds for such Distribution Date after application of all amounts described in clause (a) of this Section 4.01, together with any Unanticipated Recoveries received by the Company in the calendar month preceding the month of such Distribution Date and not distributed on such Distribution Date to the holders of outstanding Certificates of any other Class pursuant to Section 4.01(f). Any distributions pursuant to this clause (b) shall not reduce the Class Certificate Principal Balance of the Class R Certificate.

     (c) If on any Distribution Date the Class Certificate Principal Balances of the Junior Certificates have each been reduced to zero, the amount distributable to the Senior Certificates other than the Class PO Certificates pursuant to
Section 4.01(a)(iii) for such Distribution Date and each succeeding Distribution Date shall be allocated among such Classes of Senior Certificates, pro rata, on the basis of their respective Class Certificate Principal Balances immediately prior to such Distribution Date, regardless of the priorities and amounts set forth in Section 4.01(a)(iii).

     (d) If on any Distribution Date (i) the Class Certificate Principal Balance of the Class M Certificates or any Class of Class B Certificates for which the related Prepayment Distribution Trigger was satisfied on such Distribution Date is reduced to zero and (ii) amounts distributable pursuant to clauses (ii), (iv) and (v) of the Junior Optimal Principal Amount remain undistributed on such Distribution Date after all amounts otherwise distributable on such date pursuant to clauses (iv) through (xxii) of Section 4.01(a) have been distributed, such amounts shall be distributed on such Distribution Date to the remaining Classes of Junior Certificates in order of priority, such that no such distribution shall be made to any Class of Junior Certificates while a prior such Class is outstanding.

     (e) [Reserved]

     (f) In the event that in any calendar month the Company recovers an amount (an "Unanticipated Recovery") in respect of principal of a Mortgage Loan which had previously been allocated as a Realized Loss to any Class of Certificates pursuant to Section 4.03, on the Distribution Date in the next succeeding calendar month the Trustee shall withdraw from the Certificate Account and distribute to the holders of each outstanding Class to which such Realized Loss had previously been allocated its share (determined as described in the succeeding paragraph) of such Unanticipated Recovery in an amount not to exceed the amount of such Realized Loss previously allocated to such Class. When the Class Certificate Principal Balance of a Class of Certificates has been reduced to zero, the holders of such Class shall not be entitled to any share of an Unanticipated Recovery, and such Unanticipated Recovery shall be allocated among all outstanding Classes of Certificates entitled thereto in accordance with the preceding sentence, subject to the remainder of this subsection (f). In the event that (i) any Unanticipated Recovery remains undistributed in accordance with the preceding sentence or (ii) the amount of an Unanticipated Recovery exceeds the amount of the Realized Loss previously allocated to any outstanding Classes with respect to the related Mortgage Loan, on the applicable Distribution Date the Trustee shall distribute to the holders of all outstanding Classes of the related Certificates to which Realized Losses had previously been allocated and not reimbursed their pro rata share (determined as described below) of such excess in an amount not to exceed the aggregate amount of any Realized Loss previously allocated to such Class with respect to any other Mortgage Loan that has not been recovered in accordance with Section 4.01(f). Any distributions made pursuant to this Section 4.01(f) shall not reduce the Class Certificate Principal Balance of the related Certificate.

     For purposes of the preceding paragraph, the share of an Unanticipated Recovery allocable to any Class of Certificates with respect to a Mortgage Loan shall be (i) with respect to the Class PO Certificates, based on the applicable PO Percentage of the principal portion of the Realized Loss previously allocated thereto with respect to such Mortgage Loan (or all Mortgage Loans for purposes of the next to last sentence of the preceding paragraph), and (ii) with respect to any other Class of Certificates, based on its pro rata share (in proportion to the Class Certificate Principal Balances thereof with respect to such Distribution Date) of the applicable Non-PO Percentage of the principal portion of any such Realized Loss previously allocated with respect to such Mortgage Loan (or Loans); provided, however, that (i) the share of an Unanticipated Recovery allocable to a Class PO Certificate with respect to any Mortgage Loan (or Loans) shall be reduced by the aggregate amount previously distributed to such Class on account of the applicable Class PO Deferred Amount in respect of such Mortgage Loan (or Loans) and (ii) the amount by which the distributions to the Class PO Certificates have been so reduced shall be distributed to the Classes of Certificates described in clause (ii) of the preceding paragraph in the same proportion as described in such clause (ii). For purposes of the preceding sentence, any Class PO Deferred Amount distributed to a Class PO Certificate on previous Distribution Dates shall be deemed to have been allocated in respect of the Mortgage Loans as to which the applicable PO Percentage of the principal portion of Realized Losses has previously been allocated to such Class on a pro rata basis (based on the amount of Realized Losses so allocated).

     Section 4.02. Method of Distribution. (a) All distributions with respect to each Class of Certificates on each Distribution Date shall be made pro rata among the outstanding Certificates of such Class, based on the Percentage Interest in such Class represented by each Certificate. Payments to the Certificateholders on each Distribution Date will be made by the Trustee to the Certificateholders of record on the related Record Date (other than as provided in Section 9.01 respecting the final distribution) by check or money order mailed to a Certificateholder at the address appearing in the Certificate Register, or upon written request by such Certificateholder to the Trustee made not later than the applicable Record Date, by wire transfer to a U.S. depository institution acceptable to the Trustee, or by such other means of payment as such Certificateholder and the Trustee shall agree.

     (b) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, which shall credit the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each Financial Intermediary for which it acts as agent. Each Financial Intermediary shall be responsible for disbursing funds to the Certificate Owners that it represents. All such credits and disbursements with respect to a Book-Entry Certificate are to be made by the Depository and the Depository Participants in accordance with the provisions of the applicable Certificates. Neither the Trustee nor the Company shall have any responsibility therefor except as otherwise provided by applicable law.

     (c) The Trustee shall withhold or cause to be withheld such amounts as it reasonably determines are required by the Code (giving full effect to any exemptions from withholding and related certifications required to be furnished by Certificateholders or Certificate Owners and any reductions to withholding by virtue of any bilateral tax treaties and any applicable certification required to be furnished by Certificateholders or Certificate Owners with respect thereto) from distributions to be made to Non-U.S. Persons. If the Trustee reasonably determines that a more accurate determination of the amount required to be withheld for a distribution can be made within a reasonable period after the scheduled date for such distribution, it may hold such distribution in trust for a holder of a Residual Certificate until such determination can be made. For the purposes of this paragraph, a "Non-U.S. Person" is (i) an individual other than a citizen or resident of the United States, (ii) a partnership, corporation or entity treated as a partnership or corporation for U.S. federal income tax purposes not formed under the laws of the United States, any state thereof or the District of Columbia (unless, in the case of a partnership, Treasury regulations provide otherwise), (iii) any estate, the income of which is not subject to U.S. federal income taxation, regardless of source, and (iv) any trust, other than a trust that a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. Persons have the authority to control all substantial decisions of the trust.

     Section 4.03. Allocation of Losses. (a) On or prior to each Determination Date, the Company shall determine the amount of any Realized Loss in respect of each Mortgage Loan that occurred during the immediately preceding calendar month.

     (b) With respect to any Distribution Date, the principal portion of each Realized Loss (other than any Excess Loss) shall be allocated as follows:

               (i) the applicable PO Percentage of the principal portion of any such Realized Loss shall be allocated to the Class PO Certificates until the Class Certificate Principal Balance thereof has been reduced to zero; and

               (ii) the applicable Non-PO Percentage of the principal portion of any such Realized Loss shall be allocated in the following order of priority:

               first, to the Class B5 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero;

               second, to the Class B4 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero;

               third, to the Class B3 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero;

               fourth, to the Class B2 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero;

               fifth, to the Class B1 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero;

               sixth, to the Class M Certificates until the Class Certificate Principal Balance thereof has been reduced to zero; and

               seventh, to the Classes of Senior Certificates other than the Class PO Certificates, pro rata, in accordance with their Class Certificate Principal Balances; provided, that any such loss allocated to any Class of Accrual Certificates (and any Accrual Component) shall be allocated (subject to Section 4.03(d)) on the basis of the lesser of (x) the Class Certificate Principal Balance (or Component Principal Balance) thereof immediately prior to the applicable Distribution Date and (y) the Class Certificate Principal Balance (or Component Principal Balance) thereof on the Closing Date (as reduced by any Realized Losses previously allocated thereto).

     (c) With respect to any Distribution Date, the principal portion of any Excess Loss (other than Excess Bankruptcy Losses attributable to Debt Service Reductions) shall be allocated as follows: (1) the PO Percentage of any such loss shall be allocated to the Class PO Certificates, and (2) the Non-PO Percentage of any such loss shall be allocated to each Class of Certificates other than the Class PO Certificates, pro rata, based on the respective Class Certificate Principal Balances thereof; provided, that any such loss allocated to any Class of Accrual Certificates (and any Accrual Component) shall be allocated (subject to Section 4.03(d)) on the basis of the lesser of (x) the Class Certificate Principal Balance (or Component Principal Balance) thereof immediately prior to the applicable Distribution Date and (y) the Class Certificate Principal Balance (or Component Principal Balance) thereof on the Closing Date (as reduced by any Realized Losses previously allocated thereto).

     (d) Any Realized Losses allocated to a Class of Certificates pursuant to
Section 4.03(b) or (c) shall be allocated among the Certificates of such Class in proportion to their respective Certificate Principal Balances. In addition, any Realized Losses allocated to any Class of Component Certificates on a Distribution Date shall be allocated in reduction of the Component Principal Balances of the related Components (other than any Notional Component) in proportion to their respective Component Principal Balances immediately prior to such Distribution Date. Any allocation of Realized Losses pursuant to this paragraph (d) shall be accomplished by reducing the Certificate Principal Balance (or, in the case of any Component, the Component Principal Balance) of the related Certificates (or Components) on the related Distribution Date in accordance with Section 4.03(e).

     (e) Realized Losses allocated in accordance with this Section 4.03 shall be allocated on the Distribution Date in the month following the month in which such loss was incurred and, in the case of the principal portion thereof, after giving effect to distributions made on such Distribution Date, except that the aggregate amount of Realized Losses to be allocated to the Class PO Certificates on such Distribution Date will be taken into account in determining distributions in respect of any Class PO Deferred Amount for such date.

     (f) On each Distribution Date, the Company shall determine the Subordinate Certificate Writedown Amount, if any. Any such Subordinate Certificate Writedown Amount shall effect a corresponding reduction in the Certificate Principal Balance of the Subordinate Certificates, which reduction shall occur on such Distribution Date after giving effect to distributions made on such Distribution Date.

     (g) Notwithstanding the foregoing, no such allocation of any Realized Loss shall be made on a Distribution Date to a Class of Certificates to the extent that such allocation would result in the reduction of the aggregate Certificate Principal Balances of all the Certificates as of such Distribution Date, after giving effect to all distributions and prior allocations of Realized Losses on such date, to an amount less than the aggregate Scheduled Principal Balance of the Mortgage Loans as of the first day of the month of such Distribution Date, less any Deficient Valuations occurring on or prior to the Bankruptcy Coverage Termination Date (such limitation, the "Loss Allocation Limitation").

     Section 4.04. Monthly Advances; Purchases of Defaulted Mortgage Loans. (a) The Company shall be required to make Monthly Advances in the manner and to the extent provided herein. Prior to the close of business on each Determination Date, the Company shall determine (i) the amount of the Monthly Advance which it is required to make on the related Distribution Date and (ii) whether it has elected to purchase any Defaulted Mortgage Loan or Loans on such Distribution Date. If the Company so elects to purchase any Defaulted Mortgage Loans (or is required to purchase any Mortgage Loan pursuant to Section 2.02 or 2.03(a)), no Monthly Advance shall be required with respect thereto for the month in which such purchase occurs. The Company shall include information as to each of such determinations in the Servicer's Certificate furnished by it to the Trustee in accordance with Section 4.06 and shall be obligated to transfer to the Certificate Account pursuant to Section 3.02(d) on or before 11:00 a.m. New York time on the Business Day next preceding the following Distribution Date in next-day funds the respective amounts applicable to such determinations appearing in such Servicer's Certificate. Upon receipt by the Trustee of written notification signed by a Servicing Officer of any such deposit relating to the purchase by the Company of such a Mortgage Loan, the Trustee shall release to the Company the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Company any Mortgage Loan released pursuant hereto.

     (b) In the event that the Company transfers or expects to transfer less than the Available Funds required to be deposited by it pursuant to Section 3.02(d), the Company shall so notify the Trustee no later than 9:00 a.m. on the Business Day preceding the related Distribution Date, and the amount so transferred, if any, shall be deemed to have been transferred first pursuant to clause (i) of the definition of Available Funds, second pursuant to clause (iii) of the definition of Available Funds, and third pursuant to clause (ii) of the definition of Available Funds. Such notice shall specify each Mortgage Loan delinquent as of the preceding Determination Date. In such event, the Trustee shall make any Monthly Advance required to be made hereunder, in the manner and to the extent required; provided, the Trustee shall not be so obligated if prohibited by applicable law.

     (c) In the event that the Company is succeeded hereunder as servicer, the obligation to make Monthly Advances in the manner and to the extent required by
Section 4.04(a) shall be assumed by the successor servicer (subject to Section 7.02).

     Section 4.05. Statements to Certificateholders. Each month, at least two Business Days prior to each Distribution Date, the Company shall deliver to the Trustee for mailing to each Certificateholder, and the Trustee shall mail to each Certificateholder on such Distribution Date, a statement (each, a "Distribution Date Statement") substantially in the form of Exhibit J hereto, setting forth:

               (i) The amount of such distribution to the Certificateholders of each Class (and in respect of any Component), other than any Notional Certificates (and any Notional Component), allocable to principal, separately identifying the aggregate amount of any Principal Prepayments included therein (including, for this purpose, the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to Section 2.02, 2.03(b) or 3.16, respectively, and any amounts deposited pursuant to Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which purchases or substitutions are being distributed on such Distribution Date);

               (ii) The amount of such distribution to the Certificateholders of each Class (other than any Class of Principal Only Certificates) allocable to interest, including any Accrual Amount added to the Class Certificate Principal Balance or Component Principal Balance of any Class of Accrual Certificates or any Accrual Components;

               (iii) The amount of servicing compensation paid to the Company during the month preceding the month of distribution in respect of the Mortgage Loans and such other customary information as the Company deems necessary or desirable to enable Certificateholders to prepare their tax returns;

               (iv) The Pool Scheduled Principal Balance and the aggregate number of the Mortgage Loans on the preceding Due Date after giving effect to all distributions allocable to principal made on such Distribution Date;

               (v) The Class Certificate Principal Balance (or Notional Principal Balance) of each Class, the Component Principal Balance of each Component and the Certificate Principal Balance (or Notional Principal Balance) of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal (or reductions in the Notional Principal Balance, in the case of the Notional Certificates, or the addition of any Accrual Amount, in the case of any Class of Accrual Certificates) made on such Distribution Date and
          (ii) the allocation of any Realized Losses and any Subordinate Certificate Writedown Amount for such Distribution Date;

               (vi) The Pay-out Rate applicable to each Class of Certificates;

               (vii) The book value and unpaid principal balance of any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage Loan, and the number of the related Mortgage Loans;

               (viii) The aggregate Scheduled Principal Balances and number of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Distribution Date, were (a) delinquent as to a total of (x) 30-59 days, (y) 60-89 days and (z) 90 days or more, and (b) in foreclosure;

               (ix) The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to Section 2.03(b);

               (x) The Certificate Interest Rates of any LIBOR Certificates, any COFI Certificates and the Class S Certificates applicable to the Interest Accrual Period relating to such Distribution Date and such Class;

               (xi) The Senior Percentage, the Group II Senior Percentage and the Junior Percentage for such Distribution Date;

               (xii) The Senior Prepayment Percentage and the Junior Prepayment Percentage for such Distribution Date; and

               (xiii) The amount of such distribution to the Certificateholders of each Class allocable to Unanticipated Recoveries.

     In the case of information furnished pursuant to clauses (i) through (iii) above, the amounts shall be expressed as a dollar amount per Single Certificate.

     In connection with any proposed transfer of a Certificate that is purported to be made in reliance on Rule 144A under the Securities Act, the Company shall be responsible for furnishing such information as may be required thereunder to a proposed transferee. In furtherance of the Company's obligations hereunder, the Company hereby instructs the Trustee, at the Company's expense and on its behalf, and the Trustee agrees, to promptly make available to the proposed transferee, upon request of the holder, (i) all statements furnished to Certificateholders pursuant to this Section 4.05(a) on previous Distribution Dates, (ii) all certificates furnished to the Trustee pursuant to Section 4.06 in prior months, (iii) Officer's Certificates furnished to the Trustee pursuant to Section 3.12 for the two years preceding such request, (iv) reports of independent accountants furnished to the Trustee pursuant to Section 3.13 for the two years preceding such request, (v) a copy of the Private Placement Memorandum relating to such Certificate, together with any amendments or supplements thereto issued by the Company (which copy shall be furnished to the Trustee by the Company), and (vi) the Company's Current Report on Form 8-K, dated the Closing Date, relating to the Mortgage Loans; provided, however, that the Trustee shall in no event be required to make available such statements or certificates pursuant to clauses (i) and (ii) above relating to Distribution Dates occurring more than twenty-four months preceding the month in which such request was received; provided, further, however, that notwithstanding the Trustee's agreement as aforesaid to provide such materials to a proposed transferee, the Trustee does not assume, and shall not thereby be deemed to have assumed, any responsibility for compliance by the Company with Rule 144A (subject to the Trustee's agreement set forth in the second sentence of this paragraph) and shall be entitled to include a notice with such statements or certificates to the effect that such materials have not been prepared or assembled by the Trustee and that the Trustee assumes no responsibility for the adequacy, sufficiency or contents thereof. In connection with any such proposed transfer, the Company shall make available to the proposed holder, at the request of the related transferor, such additional information, if any, as may be required to be delivered pursuant to Rule 144A(d)(4).

     Section 4.06. Servicer's Certificate. Each month, not later than the second Business Day next preceding each Distribution Date, the Company shall deliver to the Trustee a completed Servicer's Certificate.

     Section 4.07. Reports of Foreclosures and Abandonments of Mortgaged Property. The Trustee (or the Company on behalf of the Trustee) shall, in each year beginning after 1999, make the reports of foreclosures and abandonments of any Mortgaged Property as required by section 6050J of the Code. In order to facilitate this reporting process, the Company, on or before January 15th of each year, shall provide to the Trustee reports relating to each instance occurring during the previous calendar year in which the Company (i) on behalf of the Trustee acquires an interest in a Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of a Mortgage Loan, or (ii) knows or has reason to know that a Mortgaged Property has been abandoned. Reports from the Company shall be in form and substance sufficient to meet the reporting requirements imposed by section 6050J of the Code.

     Section 4.08. Reduction of Servicing Fees by Compensating Interest Payments. The aggregate amount of the Servicing Fees subject to retention by the Company as servicer in respect of any Distribution Date shall be reduced by the amount of any Compensating Interest Payment for such Distribution Date.

     Section 4.09. Surety Bond. (a) If a Required Surety Payment is payable pursuant to the Surety Bond with respect to any Pledged Asset Mortgage Loan, the Company shall so notify the Trustee as soon as reasonably practicable and shall, on behalf of the Trustee for the benefit of the Certificateholders, promptly complete the notice in the form of Attachment 1 to the Surety Bond and shall promptly submit such notice to the Surety as a claim for a Required Surety Payment.

     (b) Upon receipt of a Required Surety Payment from the Surety on behalf of the Certificateholders, the Company shall promptly credit such amount to the Mortgage Loan Payment Record.

                                    Article V

                                THE CERTIFICATES

     Section 5.01. The Certificates. (a) The Certificates shall be substantially in the forms set forth in Exhibit A hereto, as applicable, and shall, on original issue, be executed by the Trustee, not in its individual capacity but solely as Trustee, and countersigned and delivered by the Trustee to or upon the order of the Company as provided in Article II.

     (b) The Certificates shall be issued in an aggregate Initial Certificate Principal Balance of $500,082,530.94. Such aggregate original principal balance shall be divided among the Classes having the designations, Class Certificate Principal Balances, Certificate Interest Rates and minimum denominations as follows:

                         Initial Class
                          Certificate       Certificate
                           Principal          Interest           Minimum
Designation                 Balance             Rate          Denominations
-----------                 -------             ----          -------------

Class A1             $  134,000,000.00          6.50%             $25,000
Class A2                  5,456,000.00          6.50               25,000
Class A3                 21,053,083.00            (1)              25,000
Class A4                  8,475,917.00            (1)              25,000
Class A5                 50,000,000.00          6.50               25,000
Class A6                  3,000,000.00          6.50                1,000
Class A7                  3,000,000.00          6.50                1,000
Class A8                  2,000,000.00          6.50                1,000
Class A9                  2,000,000.00          6.50                1,000
Class A10                 2,461,000.00          6.75                1,000
Class A11                 1,968,000.00          6.75                1,000
Class A12                 1,968,000.00          6.75                1,000
Class A13                 1,968,000.00          6.75                1,000
Class A14                 1,478,000.00          6.75                1,000
Class A15               127,000,000.00          6.50               25,000
Class A16                76,424,000.00          6.50               25,000
Class A17                12,119,000.00          6.50               25,000
Class A18                25,000,000.00          6.50               25,000
Class PO                    707,230.80          0.00                  (2)
Class M                   9,251,500.00          6.50              100,000
Class B1                  3,750,600.00          6.50              100,000
Class B2                  2,250,300.00          6.50              100,000
Class B3                  2,500,400.00          6.50              250,000
Class B4                  1,000,200.00          6.50              250,000
Class B5                  1,251,200.14          6.50              250,000
Class S                          (3)            (3)
Class R                         100.00          6.50                  100
-------------------

(1) The Certificate Interest Rates of the Class A3 and Class A4 Certificates for each Interest Accrual Period shall be determined as provided in Section 5.01(f).

(2) The Class PO Certificates will be issued as a single Certificate evidencing the entire Class Certificate Principal Balance of such Class.

(3) The Class S Certificates are issued with an initial Notional Principal Balance of $473,927,690.00 and shall bear interest at the Strip Rate.

     (c) The Certificates shall be issuable in registered form only. The Book-Entry Certificates will be evidenced by one or more certificates, beneficial ownership of which will be held in the minimum dollar denominations in Certificate Principal Balance or Notional Principal Balance, as applicable, specified in Section 5.01(b), and integral multiples of $1,000 in excess thereof. The Non-Book-Entry Certificates other than the Residual Certificate shall each be issued in the minimum dollar denominations in Certificate Principal Balance or Notional Principal Balance, as applicable, specified in
Section 5.01(b), and integral multiples of $1,000 (or $1,000,000 in the case of the Class S Certificates) in excess thereof (and, if necessary, in the amount of the remaining Class Certificate Principal Balance or Notional Principal Balance, as applicable, of each Class, in the case of one Certificate of such Class). The Residual Certificate shall be issued as a single certificate evidencing the entire Class Certificate Principal Balance of such Class and having a Percentage Interest of 100%. If necessary, one Certificate of each Class of Book-Entry Certificates and the Class S Certificates may evidence an additional amount equal to the remainder of the Class Certificate Principal Balance (or Notional Principal Balance) of such Class.

     (d) The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer under its seal, which may be in facsimile form and be imprinted or otherwise reproduced thereon. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate shall have been manually countersigned by the Trustee substantially in the forms set forth in Exhibit A hereto, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder. All Certificates issued on the Closing Date shall be dated the Closing Date; all Certificates issued thereafter shall be dated the date of their countersignature.

     (e) The Strip Rate for each Interest Accrual Period shall be determined by the Company and included in the Servicer's Certificate for the related Distribution Date.

     (f) During the first Interest Accrual Period, the Certificate Interest Rate of the Class A3 Certificates shall be 5.700% per annum. For each subsequent Interest Accrual Period, the Certificate Interest Rate of the Class A3 Certificates shall be a per annum rate equal to the lesser of (i) 0.750% plus LIBOR and (ii) 9.000%, subject to a minimum rate of 0.750%. During the first Interest Accrual Period, the Certificate Interest Rate of the Class A4 Certificates shall be 8.196774098% per annum. For each subsequent Interest Accrual Period, the Certificate Interest Rate of the Class A4 Certificates shall be a per annum rate equal to the lesser of (i) 20.4919353% minus the product of
2.48387095 and LIBOR and (ii) 20.4919353%, subject to a minimum rate of 0.000%.

     Section 5.02. Registration of Transfer and Exchange of Certificates. (a) The Trustee shall cause to be kept at an office or agency in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, New York a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

     Subject to Sections 5.02(b) and 5.02(c), upon surrender for registration of transfer of any Certificate at the Corporate Trust Office, the Trustee shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class in authorized denominations of a like Percentage Interest.

     At the option of a Certificateholder, Certificates may be exchanged for other Certificates of authorized denominations of a like Class and Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute, countersign and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made for any registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     All Certificates surrendered for registration of transfer and exchange shall be canceled and subsequently destroyed by the Trustee and a certificate of destruction shall be delivered by the Trustee to the Company.

     (b) No legal or beneficial interest in all or any portion of the Residual Certificates may be transferred directly or indirectly to (i) Disqualified Organization or an agent of a Disqualified Organization (including a broker, nominee, or middleman), (ii) an entity that holds REMIC residual securities as nominee to facilitate the clearance and settlement of such securities through electronic book-entry changes in accounts of participating organizations (a "Book-Entry Nominee"), or (iii) an individual, corporation, partnership or other person unless such transferee (A) is not a Non-U.S. Person or (B) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or (C) is a Non-U.S. Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of a Residual Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes (any such person who is not covered by clause (A), (B) or (C) above being referred to herein as a "Non-permitted Foreign Holder"), and any such purported transfer shall be void and have no effect. The Trustee shall not execute, and shall not authenticate and deliver, a Residual Certificate in connection with any transfer thereof unless the transferor shall have provided to the Trustee an affidavit, substantially in the form attached as Exhibit F hereto, signed by the transferee, to the effect that the transferee is not such a Disqualified Organization, an agent (including a broker, nominee, or middleman) for any entity as to which the transferee has not received a substantially similar affidavit, a Book-Entry Nominee or a Non-permitted Foreign Holder, which affidavit shall contain the consent of the transferee to any such amendments of this Agreement as may be required to further effectuate the foregoing restrictions on transfer of the Residual Certificates to Disqualified Organizations, Book-Entry Nominees or Non-permitted Foreign Holders, and an agreement by the Transferee that it will not transfer a Residual Certificate without providing to the Trustee an affidavit substantially in the form attached as Exhibit F hereto and a letter substantially in the form attached as Exhibit G hereto. Such affidavit shall also contain the statement of the transferee that
(i) it does not have the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to the Residual Certificates and (ii) it understands that it may incur tax liabilities in excess of cash flows generated by a Residual Certificate and that it intends to pay taxes associated with holding a Residual Certificate as they become due.

     The affidavit described in the preceding paragraph, if not executed in connection with the initial issuance of the Residual Certificates, shall be accompanied by a written statement in the form attached as Exhibit G hereto, signed by the transferor, to the effect that as of the time of the transfer, the transferor has (i) no actual knowledge that the transferee is a Disqualified Organization, Book-Entry Nominee or Non-permitted Foreign Holder, (ii) no reason to believe that the transferee has the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to a Residual Certificate, and (iii) conducted a reasonable investigation and found that the transferee had historically paid its debts as they came due and found no significant evidence to indicate that the transferee will not continue to pay its debts as they become due. The Residual Certificates shall bear a legend referring to the foregoing restrictions contained in this paragraph and the preceding paragraph.

     Upon notice to the Company that any legal or beneficial interest in any portion of the Residual Certificates has been transferred, directly or indirectly, to a Disqualified Organization or agent thereof (including a broker, nominee, or middleman) in contravention of the foregoing restrictions, (i) such transferee shall be deemed to hold the Residual Certificate in constructive trust for the last transferor who was not a Disqualified Organization or agent thereof, and such transferor shall be restored as the owner of such Residual Certificate as completely as if such transfer had never occurred, provided that the Company may, but is not required to, recover any distributions made to such transferee with respect to the Residual Certificate and return such recovery to the transferor, and (ii) the Company agrees to furnish to the Internal Revenue Service and to any transferor of the Residual Certificate or such agent (within 60 days of the request therefor by the transferor or agent) such information necessary to the application of section 860E(e) of the Code as may be required by the Code, including but not limited to the present value of the total anticipated excess inclusions with respect to the Residual Certificate (or portion thereof) for periods after such transfer. At the election of the Company, the cost to the Company of computing and furnishing such information may be charged to the transferor or such agent referred to above; however, the Company shall in no event be excused from furnishing such information.

     The restrictions on transfers of the Residual Certificates set forth in the preceding three paragraphs shall cease to apply to transfers (and the applicable portions of the legend to the Residual Certificates may be deleted) after delivery to the Trustee of an Opinion of Counsel to the effect that the elimination of such restrictions will not cause the REMIC established hereunder to fail to qualify as a REMIC at any time that the Certificates are outstanding.

     No transfer of a Restricted Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act"), and any applicable state securities laws, in each case as evidenced by an Officer's Certificate, or is exempt from the registration requirements of the Act and any applicable state securities laws. In the event of such registration, any restrictive legends set forth in the form of the relevant Restricted Certificate in Exhibit A hereto with respect to the Act and state securities law restrictions shall be removed by the Trustee upon request of the Holder thereof and automatically upon exchange or registration of transfer thereof. As a condition to any transfer that is to be made in reliance upon an exemption from the Act and such laws of a (i) Class PO or Class S Certificate or (ii) Restricted Junior Certificate to any person other than a QIB (as certified by the proposed transferee in the form of assignment attached to the related Certificate), either (x) the Trustee shall require the transferee to execute an investment letter in the form substantially as set forth in Exhibit I hereto or in such other form as may be acceptable to the Trustee, certifying as to the facts surrounding such transfer, or (y) in lieu of such investment letter, the Trustee may accept a written Opinion of Counsel (in form and substance acceptable to the Trustee) that such proposed transfer may be made pursuant to an exemption from the Act. As an additional condition to any transfer of a Restricted Certificate, either (i) the transferor and the transferee shall complete the form of assignment attached to the Certificate proposed to be transferred, or (ii) the Trustee shall have received the above-referenced Opinion of Counsel. The holder of any Restricted Certificate desiring to effect the transfer thereof to a person other than a QIB shall, and hereby agrees to, comply with any applicable conditions set forth in the preceding two sentences and indemnify the Trustee and the Company against any liability that may result if the transfer thereof is not so exempt or is not made in accordance with such federal and state laws. Such agreement to so indemnify the Trustee and the Company shall survive the termination of this Agreement. Notwithstanding the foregoing, no Opinion of Counsel or investment letter shall be required upon the original issuance of (i) the Restricted Junior Certificates to the Initial Purchaser (as defined in the Private Placement Memorandum) or its nominee and (ii) the Class PO or Class S Certificates to the Company or upon any subsequent transfer of any Class PO or Class S Certificate by the Company, provided that if any Restricted Junior Certificates are, at the request of the Initial Purchaser, registered in the name of its nominee, the Initial Purchaser shall be deemed to acknowledge and agree with the Company and the Trustee that no transfer of a beneficial interest in such Certificates will be made without registering such Certificates in the name of the transferee, which shall be a Person other than such nominee. Any opinion or letter required pursuant to this paragraph shall not be at the expense of the Trust Fund or the Trustee.

     (c) (i) No transfer of an ERISA-Restricted Certificate in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (A) a certificate (substantially in the form of Exhibit E or such other form as is acceptable to the Company and the Trustee) from such transferee to the effect that such transferee (i) is not a Plan or a Person that is using the assets of a Plan to acquire such ERISA-Restricted Certificate or (ii) is an insurance company investing assets of its general account and the exemptions provided by Section III(a) of Department of Labor Prohibited Transaction Class Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemptions") apply to the transferee's acquisition and holding of any ERISA-Restricted Certificate or
(B) an opinion of counsel satisfactory to the Trustee and the Company to the effect that the purchase and holding of such a Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" subject to the prohibited transactions provisions of ERISA or Section 4975 of the Code and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of an ERISA-Restricted Certificate by a Plan or a Person that is purchasing or holding such a Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975 of the Code. The preparation and delivery of the certificate and opinions referred to above shall not be an expense of the Trust Fund, the Trustee or the Company. Notwithstanding the foregoing, no opinion or certificate shall be required for the initial issuance of the ERISA-Restricted Certificates.

               (ii) No transfer of a Residual Certificate shall be made to any Person unless the Trustee has received a certification (substantially in the form of paragraph 4 of Exhibit F) from such transferee to the effect that, among other things, such transferee is not a Plan or a Person that is using the assets of a Plan to acquire any such Certificate. The preparation and delivery of such certificate shall not be an expense of the Trust Fund, the Trustee or the Company.

     (d) Subject to Section 8.01(i) hereof, the Trustee may conclusively rely upon any certificate, affidavit or opinion delivered pursuant to Section 5.02(b) or (c). Any certificate or affidavit required to be delivered by a transferee under this Section 5.02 may be executed and delivered in the name of such transferee by its attorney-in-fact duly authorized in writing in form and substance satisfactory to the Trustee.

     (e) Except as to any additional Certificate of any Class of Book-Entry Certificates held in physical certificated form pursuant to Section 5.02(g) or any Restricted Junior Certificate of any Class of Book-Entry Certificates that is transferred to an entity other than a QIB, the Book-Entry Certificates shall, subject to Section 5.02(f), at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration thereof may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Certificates; (iii) ownership and transfers of registration of the Certificates issued in book-entry form on the books of the Depository shall be governed by applicable rules established by the Depository and the rights of Certificate Owners with respect to Book-Entry Certificates shall be governed by applicable law and agreements between such Certificate Owners and the Depository, Depository Participants, and indirect participating firms; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository, Depository Participants and indirect participating firms as authorized representatives of the Certificate Owners of the Certificates issued in book-entry form for all purposes including the making of payments due on the Book-Entry Certificates and exercising the rights of Holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; (vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners; (vii) Certificate Owners shall not be entitled to certificates for the Book-Entry Certificates and (viii) the Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and give notice to the Depository of such record date.

     All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures. Except as provided herein, the Trustee shall have no duty to monitor or restrict the transfer of Certificates or interests therein, and shall have no liability for any transfer, including any transfer made through the book-entry facilities of the Depository or between or among Depository Participants or Certificate Owners, made in violation of applicable restrictions set forth herein, except in the event of the failure of the Trustee to perform its duties and fulfill its obligations under this Agreement.

     (f) If (x)(i) the Company or the Depository advises the Trustee in writing that the Depository is no longer willing, qualified or able to properly discharge its responsibilities as Depository, and (ii) the Trustee or the Company is unable to locate a qualified successor, (y) the Company at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository or (z) after the occurrence of an Event of Default, Certificate Owners representing not less than 51% of the aggregate Voting Rights allocated to the Book-Entry Certificates together advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of such Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. Neither the Company nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

     (g) On or prior to the Closing Date, there shall be delivered to the Depository (or to State Street Bank and Trust Company acting as custodian for the Depository pursuant to the Depository's procedures) one certificate for each Class of Book-Entry Certificates registered in the name of the Depository's nominee, Cede & Co. The face amount of each such Certificate shall represent 100% of the initial Class Certificate Principal Balance thereof, except for such amount that does not constitute an acceptable denomination to the Depository. An additional Certificate of each Class of Book-Entry Certificates may be issued evidencing such remainder and, if so issued, will be held in physical certificated form by the Holders thereof. Each Certificate issued in book-entry form shall bear the following legend:

     "Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein."

     Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any mutilated Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Company, the Certificate Registrar and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Certificate Registrar or the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest. In connection with the issuance of any new Certificate under this
Section 5.03, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section 5.03 shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

     Section 5.04. Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Company, the Trustee, the Certificate Registrar and any agent of the Company, the Trustee or the Certificate Registrar may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01 and for all other purposes whatsoever, and neither the Company, the Trustee, the Certificate Registrar nor any agent of the Company, the Trustee or the Certificate Registrar shall be affected by any notice to the contrary.

     Section 5.05. Access to List of Certificateholders' Names and Addresses. The Certificate Registrar will furnish or cause to be furnished to the Company, within 15 days after receipt by the Certificate Registrar of request therefor from the Company in writing, a list, in such form as the Company may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to Certificateholders. If three or more Certificateholders (hereinafter referred to as "applicants") apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such list is as of a date more than 90 days prior to the date of receipt of such applicants' request, the Trustee shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt. Every Certificateholder, by receiving and holding a Certificate, agrees with the Certificate Registrar and the Trustee that neither the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

     Section 5.06. Representation of Certain Certificateholders. The fiduciary of any Plan which becomes a Holder of a Certificate, by virtue of its acceptance of such Certificate, will be deemed to have represented and warranted to the Trustee and the Company that such Plan is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act of 1933.

     Section 5.07. Determination of COFI. (a) If the outstanding Certificates include any COFI Certificates, then on each COFI Determination Date the Trustee shall determine the value of COFI on the basis of the most recently available Information Bulletin referred to in the definition of "COFI". The establishment of COFI by the Trustee and the Trustee's subsequent calculation of the rates of interest applicable to the COFI Certificates for each Interest Accrual Period shall (in the absence of manifest error) be final and binding. During each Interest Accrual Period, the Certificate Interest Rate for the COFI Certificates for the current and immediately preceding Interest Accrual Period shall be made available by the Trustee to Certificate Owners and Certificateholders at the following telephone number: (617) 664-5500.

     (b) The failure by the Federal Home Loan Bank of San Francisco to publish COFI for a period of 65 calendar days will constitute an "Alternative Rate Event" for purposes hereof. Upon the occurrence of an Alternative Rate Event, the Company will calculate the Certificate Interest Rates for the COFI Certificates for the subsequent Interest Accrual Periods by using, in place of COFI, (i) the replacement index, if any, published or designated by the Federal Home Loan Bank of San Francisco or (ii) if no replacement index is so published or designated, an alternative index to be selected by the Company that has performed, or that the Company expects to perform, in a manner substantially similar to COFI. At the time an alternative index is first selected by the Company, the Company shall determine the average number of basis points, if any, by which the alternative index differed from COFI for such period as the Company, in its sole discretion, reasonably determines to reflect fairly the long-term difference between COFI and the alternative index, and shall adjust the alternative index by such average. The Company shall select a particular index as an alternative only if it receives an Opinion of Counsel to the effect that the selection of such index will not cause any REMIC established hereunder to fail to qualify as a REMIC for federal income tax purposes. In the absence of manifest error, the selection of any alternative index as provided by this
Section 5.07(b) shall be final and binding for each subsequent Interest Accrual Period. Upon the occurrence of an Alternative Rate Event, the Trustee shall have no responsibility for the determination of any alternative index or the calculation of the Certificate Interest Rates for the COFI Certificates.

     (c) If at any time after the occurrence of an Alternative Rate Event the Federal Home Loan Bank of San Francisco resumes publication of COFI, the Certificate Interest Rates for the COFI Certificates for each Interest Accrual Period commencing thereafter will be calculated by reference to COFI.

     Section 5.08. Determination of LIBOR. (a) If the outstanding Certificates include any LIBOR Certificates, then on each LIBOR Determination Date the Trustee shall determine LIBOR for the related Interest Accrual Period as such rate equal to the Interest Settlement Rate. If such rate does not appear on the Designated Telerate Page as of 11:00 a.m., London time, on the applicable LIBOR Determination Date:

               (i) The Trustee will request the principal London office of each Reference Bank (as defined in Section 5.08(e)) to provide such bank's offered quotation (expressed as a percentage per annum) to prime banks in the London interbank market for one-month U.S. Dollar deposits as of 11:00 a.m., London time, on the applicable LIBOR Determination Date.

               (ii) If on any LIBOR Determination Date, two or more of the Reference Banks provide such offered quotations, LIBOR for the next Interest Accrual Period will be the arithmetic mean of such offered quotations (rounding such arithmetic mean upwards, if necessary, to the nearest whole multiple of 1/16%). If on any LIBOR Determination Date only one or none of the Reference Banks provide such offered quotations, LIBOR for the next Interest Accrual Period will be the rate per annum the Trustee determines to be the arithmetic mean (rounding such arithmetic mean upwards, if necessary, to the nearest whole multiple of 1/16%) of the one-month Eurodollar lending rate that three major banks in New York City selected by the Trustee are quoting as of approximately 11:00 a.m., New York City time, on the first day of the applicable Interest Accrual Period.

               (iii) If on any LIBOR Determination Date the Trustee is required but unable to determine LIBOR in the manner provided in subparagraph
          (ii) of this Section 5.08(a), LIBOR for the next Interest Accrual Period will be LIBOR as determined on the previous LIBOR Determination Date, or, in the case of the first LIBOR Determination Date, the Initial LIBOR Rate.

     (b) The establishment of LIBOR by the Trustee and the Trustee's subsequent calculation of the Certificate Interest Rates applicable to the LIBOR Certificates for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding.

     (c) Within five Business Days of the Trustee's calculation of the Certificate Interest Rates of the LIBOR Certificates, the Trustee shall furnish to the Company by telecopy (or by such other means as the Trustee and the Company may agree from time to time) such Certificate Interest Rates.

     (d) The Trustee shall provide to Certificateholders who inquire of it by telephone the Certificate Interest Rates of the LIBOR Certificates for the current and immediately preceding Interest Accrual Period.

     (e) As used herein, "Reference Banks" shall mean no more than four leading banks engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, England, (ii) whose quotations appear on the display designated "LIBO" on the Reuters Monitor Money Rates Service (the "Reuters Screen LIBO Page") on the applicable LIBOR Determination Date and (iii) which have been designated as such by the Trustee and are able and willing to provide such quotations to the Trustee on each LIBOR Determination Date. The Reference Banks initially shall be: Barclay's plc, Bank of Tokyo, National Westminster Bank and Trust Company and Bankers Trust Company. If any of the initial Reference Banks should be removed from the Reuters Screen LIBO Page or in any other way fail to meet the qualifications of a Reference Bank, or if such page is no longer published, the Trustee, after consultation with the Company, shall use its best efforts to designate alternate Reference Banks.

                                   Article VI

                                   THE COMPANY

     Section 6.01. Liability of the Company. The Company shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Company herein.

     Section 6.02. Merger or Consolidation of, or Assumption of the Obligations of, the Company. Any corporation into which the Company may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Company shall be a party, or any corporation succeeding to the business of the Company, or any corporation, more than 50% of the voting stock of which is, directly or indirectly, owned by General Electric Company, or any limited partnership, the sole general partner of which is either the Company or a corporation, more than 50% of the voting stock of which is owned, directly or indirectly, by General Electric Company, which executes an agreement of assumption to perform every obligation of the Company hereunder, shall be the successor of the Company hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 6.03. Assignment. The Company may assign its rights and delegate its duties and obligations as servicer under this Agreement; provided, that (i) the purchaser or transferee accepting such assignment or delegation is qualified to service mortgage loans for FNMA or FHLMC, is reasonably satisfactory to the Trustee and executes and delivers to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, which contains an assumption by such purchaser or transferee of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Company as servicer hereunder from and after the date of such agreement and (ii) each Rating Agency's rating of any Classes of Certificates in effect immediately prior to such assignment or delegation would not be qualified, downgraded or withdrawn as a result thereof. In the case of any such assignment or delegation, the Company will be released from its obligations as servicer hereunder except for liabilities and obligations as servicer incurred prior to such assignment or delegation.

     Section 6.04. Limitation on Liability of the Company and Others. Neither the Company nor any of the directors or officers or employees or agents of the Company shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action by the Company pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company or any such person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties of the Company or by reason of reckless disregard of obligations and duties of the Company hereunder. The Company and any director or officer or employee or agent of the Company may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company and any director or officer or employee or agent of the Company shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. The Company shall be under no obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company may in its sole discretion undertake any such action which it may deem necessary or desirable in respect of this Agreement, and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund and the Company shall be entitled to be reimbursed therefor from amounts credited to the Mortgage Loan Payment Record as provided by Section 3.04.

     Section 6.05. The Company Not to Resign. Subject to the provisions of Sections 6.02 and 6.03, the Company shall not resign from the obligations and duties hereby imposed on it except upon determination that the performance of its duties hereunder is no longer permissible under applicable law. Any such determination permitting the resignation of the Company shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor servicer shall have assumed the responsibilities and obligations of the Company in accordance with
Section 7.02.

                                   Article VII

                                     DEFAULT

     Section 7.01. Events of Default. If any one of the following events ("Events of Default") shall occur and be continuing:

               (i) Any failure by the Company to make any payment to the Trustee of funds pursuant to Section 3.02(d) out of which distributions to Certificateholders of any Class are required to be made under the terms of the Certificates and this Agreement which failure continues unremedied for a period of three Business Days after the date upon which written notice of such failure shall have been given to the Company by the Trustee or to the Company and the Trustee by Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 25%; or

               (ii) Failure on the part of the Company duly to observe or perform in any material respect any other covenants or agreements of the Company set forth in the Certificates or in this Agreement, which covenants and agreements (A) materially affect the rights of Certificateholders and (B) continue unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Trustee, or to the Company and the Trustee by the Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 25%; or

               (iii) The entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Company, or for the winding up or liquidation of the Company's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

               (iv) The consent by the Company to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Company or of or relating to substantially all of its property; or the Company shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;

then, and in each and every such case, so long as an Event of Default shall not have been remedied by the Company, either the Trustee, or the Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 51%, by notice then given in writing to the Company (and to the Trustee if given by the Certificateholders) may terminate all of the rights and obligations of the Company as servicer under this Agreement. On or after the receipt by the Company of such written notice, all authority and power of the Company under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section 7.01; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Company, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Mortgage Loans and related documents, or otherwise, including, without limitation, the recordation of the assignments of the Mortgage Loans to it. The Company agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of the Company hereunder, including, without limitation, the transfer to the Trustee for the administration by it of all cash amounts that shall at the time be held by the Company and that have been or should have been credited by it to the Mortgage Loan Payment Record, or that have been deposited by the Company in the Certificate Account or are thereafter received by the Company with respect to the Mortgage Loans. In addition to any other amounts which are then, or, notwithstanding the termination of its activities as servicer, may become, payable to the Company under this Agreement, the Company shall be entitled to receive out of any delinquent payment on account of interest on a Mortgage Loan, due during the period prior to the notice pursuant to this Section 7.01 which terminates the obligation and rights of the Company hereunder and received after such notice, that portion of such payment which it would have been entitled to retain pursuant to Section 3.04(vi) if such notice had not been given.

     Section 7.02. Trustee to Act; Appointment of Successor. (a) On and after the time the Company receives a notice of termination pursuant to Section 7.01, the Trustee shall be the successor in all respects to the Company in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall succeed to all the rights of and be subject to all the responsibilities, duties and liabilities relating thereto placed on the Company in its capacity as servicer by the terms and provisions hereof; provided, however, that the responsibilities and duties of the Company pursuant to Sections 2.02 and 2.03(a) and, if the Trustee is prohibited by law or regulation from making Monthly Advances, the responsibility to make Monthly Advances pursuant to Section 4.04, shall not be the responsibilities, duties or obligations of the Trustee; and provided further, that any failure of the Trustee to perform such duties and responsibilities that is caused by the Company's failure to cooperate with the Trustee as required by Section 7.01 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall, except as provided in Section 7.01, be entitled to such compensation as the Company would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution approved to service mortgage loans for either FNMA or FHLMC, having a net worth of not less than $10,000,000, as the successor to the Company hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Company hereunder. Pending appointment of a successor to the Company pursuant to this
Article VII, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Company hereunder. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

     (b) Any successor, including the Trustee, to the Company as servicer pursuant to this Article VII shall during the term of its service as servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder, and (ii) a fidelity bond in respect of its officers, employees and agents to the same extent as the Company is so required pursuant to Section 3.15.

     Section 7.03. Notification to Certificateholders. Upon any termination or appointment of a successor to the Company pursuant to this Article VII, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register.

                                  Article VIII

                                   THE TRUSTEE

     Section 8.01. Duties of Trustee. The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Default has occurred (which has not been cured), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

     The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.

     No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

               (i) Prior to the occurrence of an Event of Default, and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

               (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer of the Trustee, unless it shall be proved that the Trustee was negligent in performing its duties in accordance with the terms of this Agreement;

               (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 25%, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; and

               (iv) The Trustee shall not be charged with knowledge of (A) any failure by the Company to comply with the obligations of the Company referred to in clauses (i) and (ii) of Section 7.01, (B) the rating downgrade referred to in the definition of "Trigger Event" or (C) any failure by the Company to comply with the obligations of the Company to record the assignments of Mortgages referred to in Section 2.01 unless a Responsible Officer of the Trustee at the Corporate Trust Office obtains actual knowledge of such failures, occurrence or downgrade or the Trustee receives written notice of such failures, occurrence or downgrade from the Company or the Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 25%.

     Subject to any obligation of the Trustee to make Monthly Advances as provided herein, the Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Company under this Agreement, except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Company in accordance with the terms of this Agreement.

     Section 8.02. Certain Matters Affecting the Trustee. Except as otherwise provided in Section 8.01:

               (i) The Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

               (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

               (iii) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligations, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs;

               (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

               (v) Prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or documents, unless requested in writing so to do by Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 25%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to such proceeding. The reasonable expense of every such investigation shall be paid by the Company or, if paid by the Trustee, shall be reimbursed by the Company upon demand. Nothing in this clause
          (v) shall derogate from the obligation of the Company to observe any applicable law prohibiting disclosure of information regarding the Mortgagors; and

               (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian.

     Section 8.03. Trustee Not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates (other than the signature and countersignature of the Trustee on the Certificates) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the signature and countersignature of the Trustee on the Certificates) or of any Mortgage Loan or related document. The Trustee shall not be accountable for the use or application by the Company of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company in respect of the Mortgage Loans or deposited in or withdrawn from the Certificate Account by the Company.

     Section 8.04. Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not Trustee.

     Section 8.05. The Company to Pay Trustee's Fees and Expenses. The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee, and the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances (including any Monthly Advances of the Trustee not previously reimbursed thereto pursuant to Section 3.04) incurred or made by the Trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith or which is the responsibility of Certificateholders hereunder. In addition, the Company covenants and agrees to indemnify the Trustee from, and hold it harmless against, any and all losses, liabilities, damages, claims or expenses other than those resulting from the negligence or bad faith of the Trustee. From time to time, the Trustee may request that the Company debit the Mortgage Loan Payment Record pursuant to Section 3.04 to reimburse the Trustee for any Monthly Advances and Nonrecoverable Advances.

     Section 8.06. Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be a corporation having its principal office either in the State of New York or in the same state as that in which the initial Trustee under this Agreement has its principal office and organized and doing business under the laws of such State or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.06, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Trustee shall not be an affiliate of the Company. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 8.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

     Section 8.07. Resignation or Removal of Trustee. The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and having accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     If the conditions in any of the following clauses (i), (ii) or (iii) shall occur at any time, the Company may remove the Trustee: (i) the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Company; (ii) the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation; or (iii) the replacement of the Trustee with a successor Trustee will enable the Company to avoid (and should, based on the information included in the notice referred to below, result in the avoidance of) a downgrading of the ratings assigned to the Certificates by the Rating Agencies (whether or not other actions could avoid such downgrading) and no Event of Default, as provided by Section 7.01 hereof, shall have occurred or be continuing; provided, however, that no action shall be taken pursuant to this clause (iii) unless reasonable notice shall have been provided to the Trustee, which notice shall set forth the basis for any rating downgrade as contemplated by the Rating Agencies and shall also indicate the manner in which such proposed action is intended to avoid such downgrade. If it removes the Trustee under the authority of the immediately preceding sentence, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

     Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 8.07 shall not become effective until acceptance of appointment by the successor Trustee as provided in Section 8.08.

     Section 8.08. Successor Trustee. Any successor Trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee. The predecessor Trustee shall deliver to the successor Trustee all Mortgage Files and related documents and statements held by it hereunder; and the Company and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations.

     No successor Trustee shall accept appointment as provided in this Section
8.08 unless at the time of such acceptance such successor Trustee shall be eligible under the provisions of Section 8.06.

     Upon acceptance of appointment by a successor Trustee as provided in this
Section 8.08, the Company shall mail notice of the succession of such Trustee hereunder to all holders of Certificates at their addresses as shown in the Certificate Register. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Company.

     Section 8.09. Merger or Consolidation of Trustee. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 8.10. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Company and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, of all or any part of the Trust Fund, or separate trustee or separate trustees of any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Company and the Trustee may consider necessary or desirable. If the Company shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 8.08.

     Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

               (i) All rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Company hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

               (ii) No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; and

               (iii) The Company and the Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

     Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Company.

     Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     Section 8.11. Compliance with REMIC Provisions; Tax Returns. The Trustee shall at all times act in such a manner in the performance of its duties hereunder as shall be necessary to prevent the Trust Fund from failing to qualify as a REMIC and to prevent the imposition of a tax on the Trust Fund or the REMIC established hereunder. The Trustee, upon request, will furnish the Company with all such information within its possession as may be reasonably required in connection with the preparation of all tax returns of the Trust Fund and any Reserve Fund, and shall, upon request, execute such returns.

                                   Article IX

                                   TERMINATION

     Section 9.01. Termination upon Repurchase by the Company or Liquidation of All Mortgage Loans. Subject to Section 9.02, the respective obligations and responsibilities of the Company and the Trustee created hereby (other than the obligation of the Trustee to make certain payments to Certificateholders after the final Distribution Date and the obligation of the Trustee to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the final Distribution Date pursuant to this
Article IX following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all REO Mortgage Loans remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than any REO Mortgage Loans described in the following clause) as of the first day of the month in which such purchase price is to be distributed to Certificateholders plus accrued and unpaid interest thereon at the applicable Net Mortgage Rate (less any amounts constituting previously unreimbursed Monthly Advances) to the first day of the month in which such purchase price is to be distributed to Certificateholders and (y) the appraised value of any REO Mortgage Loan (less the good faith estimate of the Company of Liquidation Expenses to be incurred in connection with its disposal thereof), such appraisal to be conducted by an appraiser mutually agreed upon by the Company and the Trustee, and (b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan; provided, however, that in no event shall the Trust Fund created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States of America to the Court of St. James's, living on the date of this Agreement. The right of the Company to repurchase all Mortgage Loans pursuant to clause (a) above shall be conditioned upon the aggregate of the Scheduled Principal Balance of the Outstanding Mortgage Loans, at the time of any such repurchase, aggregating less than 10 percent of the aggregate of the Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date.

     Notice of any termination, specifying the Distribution Date upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Trustee by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying (A) the Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of the Certificates at the office of the Trustee therein designated, (B) the amount of any such final payment and (C) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Trustee therein specified. The Trustee shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given in connection with the exercise by the Company of its right of repurchase, the Company shall deposit in the Certificate Account not later than 11:00 a.m. on the Business Day prior to the final Distribution Date in next-day funds an amount equal to the price described above. Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders an amount equal to the price calculated as above provided, any such repurchase being in lieu of the distribution otherwise required to be made on the Distribution Date upon which the repurchase is effected. Upon certification to the Trustee by a Servicing Officer following such final deposit, the Trustee shall promptly release to the Company the Mortgage Files for the repurchased Mortgage Loans.

     On the final Distribution Date, the Trustee shall distribute amounts on deposit in the Certificate Account in accordance with the applicable priorities provided by Section 4.01. Distributions on each Certificate shall be made on the final Distribution Date in the manner specified in Section 4.02 but only upon presentation and surrender of the Certificates.

     In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the date specified in the above-mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain subject hereto.

     Section 9.02. Additional Termination Requirements. (a) In the event the Company exercises its purchase option as provided in Section 9.01, the Trust Fund and the REMIC established hereunder shall be terminated in accordance with the following additional requirements, unless the Trustee has been supplied with an Opinion of Counsel to the effect that the failure to comply with the requirements of this Section 9.02 will not (i) result in the imposition of taxes on "prohibited transactions" of such REMIC as defined in section 860F of the Code, or (ii) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding:

               (i) Within 90 days prior to the final Distribution Date set forth in the notice given by the Trustee under Section 9.01, the Company shall prepare and the Trustee shall execute and adopt a plan of complete liquidation for such REMIC within the meaning of section 860F(a)(4)(A)(i) of the Code, which shall be evidenced by such notice; and

               (ii) Within 90 days after the time of adoption of such a plan of complete liquidation, the Trustee shall sell all of the assets of the Trust Fund to the Company for cash in accordance with Section 9.01.

     (b) By their acceptance of the Residual Certificates, the Holders thereof hereby authorize the Trustee to adopt such a plan of complete liquidation which authorization shall be binding on all successor Holders of the Residual Certificates.

     (c) On the final federal income tax return for the REMIC established hereunder, the Trustee will attach a statement specifying the date of the adoption of the plan of liquidation.

                                    Article X

                            MISCELLANEOUS PROVISIONS

     Section 10.01. Amendment. This Agreement may be amended from time to time by the Company and the Trustee, without the consent of any of the Certificateholders, to cure any ambiguity, to correct or supplement any provisions herein or therein which may be defective or inconsistent with any other provisions herein, or to surrender any right or power herein conferred upon the Company, or to add any other provisions with respect to matters or questions arising under this Agreement, which shall not be materially inconsistent with the provisions of this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder. Notwithstanding the foregoing, without the consent of the Certificateholders, the Trustee and the Company may at any time and from time to time amend this Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary or appropriate to maintain the qualification of the Trust Fund as a REMIC under the Code or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund at any time prior to the final redemption of the Certificates, provided that the Trustee has obtained an opinion of independent counsel (which opinion also shall be addressed to the Company) to the effect that such action is necessary or appropriate to maintain such qualification or to avoid or minimize the risk of the imposition of such a tax.

     This Agreement may also be amended from time to time by the Company and the Trustee with the consent of Holders of Certificates evidencing (i) not less than 66% of the Voting Rights of all the Certificates or (ii) Percentage Interests aggregating not less than 66% of each Class affected by such amendment, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (a) reduce in any manner the amount of, or delay the timing of, collections of payments on the Mortgage Loans or distributions which are required to be made on any Certificate without the consent of the Holder of such Certificate, (b) adversely affect in any material respects the interests of the Holders of any Class of Certificates in any manner other than as described in (a), without the consent of the Holders of Certificates evidencing Percentage Interests aggregating not less than 66% of such Class, or (c) reduce the aforesaid percentages of Certificates of any Class required to consent to any such amendment, without the consent of the Holders of all Certificates of such Class then outstanding. For purposes of this paragraph, references to "Holder" or "Holders" shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.

     Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel to the effect that such amendment will not subject the Trust Fund to tax or cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding.

     Promptly after the execution of any such amendment or consent the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder.

     It shall not be necessary for the consent of Certificateholders under this
Section 10.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

     Section 10.02. Recordation of Agreement. This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Company and at its expense on direction by the Trustee, but only upon direction of the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Certificateholders.

     For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     Section 10.03. Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

     No Certificateholder shall have any right to vote (except as provided in Section 10.01) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 25% shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 10.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     Section 10.04. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 10.05. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, (a) in the case of the Company, to GE Capital Mortgage Services, Inc., 3 Executive Campus, Cherry Hill, New Jersey 08002, Attention: General Counsel, (b) in the case of the Trustee, to State Street Bank and Trust Company, Corporate Trust Department, 225 Franklin Street, Boston, Massachusetts 02110, (c) in the case of Fitch, to Fitch IBCA, Inc., One State Street Plaza, New York, New York 10004, Attention:
Structured Finance Surveillance, and (d) in the case of S&P, Standard and Poor's Ratings Services, 26 Broadway, 10th Floor, New York, New York 10004, Attention:
Residential Mortgage Surveillance, or, as to each such Person, at such other address as shall be designated by such Person in a written notice to each other named Person. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

     Section 10.06. Notices to the Rating Agencies. The Company shall deliver written notice of the following events to each Rating Agency promptly following the occurrence thereof: material amendment to this Agreement; any Event of Default; any Trigger Event; change in or termination of the Trustee; removal of the Company or any successor servicer as servicer; repurchase or replacement of any Defective Mortgage Loan pursuant to Section 2.03; and final payment to Certificateholders. In addition, the Company shall deliver copies of the following documents to each Rating Agency at the time such documents are required to be delivered pursuant to this Agreement: monthly statements to Certificateholders pursuant to Section 4.05, annual report of independent accountants pursuant to Section 3.13 and annual servicer compliance report pursuant to Section 3.12. Notwithstanding the foregoing, the failure to deliver such notices or copies shall not constitute an Event of Default under this Agreement.

     Section 10.07. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then to the extent permitted by law such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

     Section 10.08. Certificates Nonassessable and Fully Paid. It is the intention of the Trustee that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust Fund or for any reason whatsoever, and that Certificates upon execution, countersignature and delivery thereof by the Trustee are and shall be deemed fully paid.

                                      * * *

     IN WITNESS WHEREOF, the Company and the Trustee have caused this Agreement to be duly executed by their respective officers and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.

                                             GE CAPITAL MORTGAGE SERVICES, INC.


                                             By:_______________________________
                                                Name:
                                                Title:
[SEAL]


Attest:


By:____________________________________
   Name:
   Title:


                                             STATE STREET BANK AND
                                                TRUST COMPANY,
                                                as Trustee


                                             By:_______________________________
                                                Name:
                                                Title:
[SEAL]


Attest:


By:____________________________________
   Name:
   Title:

State of New Jersey  )
                     ) ss.:
County of Camden     )


     On the       day of March, 1999 before me, a notary public in and for the
State of New Jersey, personally appeared _______________________, known to me who, being by me duly sworn, did depose and say that he/she resides at ______________________________________________________________________________;
that he/she is a(n) _________________________ of GE Capital Mortgage Services, Inc., a corporation formed under the laws of the State of New Jersey, one of the parties that executed the foregoing instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he/she signed his/her name thereto by like order.




                                         _________________________________
                                                    Notary Public



[Notarial Seal]

The Commonwealth of Massachusetts   )
                                    ) ss.:
County of Suffolk                   )


     On the      day of March, 1999 before me, a notary public in and for the
Commonwealth of Massachusetts, personally appeared ____________________, known to me who, being by me duly sworn, did depose and say that he/she resides at _______________________________________________________________________________;
that he/she is a(n) __________________________________ of State Street Bank and
Trust Company, one of the parties that executed the foregoing instrument; that he/she knows the seal of said Bank; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said Bank; and that he/she signed his/her name thereto by order of the Board of Directors of said Bank.




                                  ___________________________________
                                             Notary Public



[Notarial Seal]

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

             REMIC MORTGAGE PASS-THROUGH CERTIFICATE, SERIES 1999-3


                 evidencing a beneficial ownership interest in a
                trust fund which consists primarily of a pool of
                  conventional, fixed rate, one- to four-family
                       mortgage loans sold and serviced by


                       GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                                            Initial Class A1 Certificate
                                                  Principal Balance:
Class A1                                            $134,000,000.00

Certificate Interest                              Initial Certificate Principal
Rate per annum: 6.50%                             Balance of this Certificate:
                                                    $
Cut-off Date:
March 1, 1999

First Distribution Date:                          CUSIP: 36157RE43
April 26, 1999

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A1 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of March 1, 1999 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in April 1999, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

     Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

     This Certificate is one of a duly authorized issue of Certificates designated as REMIC Mortgage Pass-Through Certificates, Series 1999-3, issued in twenty-seven Classes (Class A1, Class A2, Class A3, Class A4, Class A5, Class A6, Class A7, Class A8, Class A9, Class A10, Class A11, Class A12, Class A13, Class A14, Class A15, Class A16, Class A17, Class A18, Class R, Class PO, Class S, Class M, Class B1, Class B2, Class B3, Class B4 and Class B5, herein called the "Certificates").

     The Certificates are limited in right of payment to certain payments on and collections in respect of the Mortgage Loans, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     As provided in the Agreement and with certain exceptions therein provided, certain losses on the Mortgage Loans resulting from defaults by Mortgagors will be borne by the Holders of the Class M, Class B1, Class B2, Class B3, Class B4 and Class B5 Certificates before such losses will be borne by the Holders of the other Classes of the Certificates.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Holders of Certificates evidencing not less than 66% of all the Voting Rights as defined in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     No transfer of any Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate which is in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (i) a certificate from such transferee to the effect that such transferee (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended ("Section 4975") (a "Plan") or a Person that is using the assets of a Plan to acquire such Certificate or (y) is an insurance company investing assets of its general account and the exemption provided by Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemption") applies to such transferee's acquisition and holding of such Certificate, or (ii) an opinion of counsel satisfactory to the Trustee, which opinion shall not be an expense of the Trustee or the Company, to the effect that the purchase and holding of such Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA or Section 4975 and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of a Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate by a Plan or a Person that is purchasing or holding such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975.

     No transfer of any Class R Certificate shall be made to any Person unless the Trustee has received a certificate from such transferee to the effect that, among other things, such transferee (x) is not an employee benefit plan subject to ERISA or a Plan or a Person that is using the assets of a Plan to acquire any such Class R Certificate or (y) is an insurance company investing assets of its general account and the Exemption applies to such transferee's acquisition and holding of any such Class R Certificate.

     As provided in the Agreement, and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee, and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Trustee and the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

     The obligations and responsibilities created by the Agreement, and the Trust Fund created thereby shall terminate upon payment to the
Certificateholders, or provision therefor, in accordance with the Agreement following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than a Mortgage Loan described in clause (y)) plus accrued and unpaid interest thereon at the rate provided for in the Agreement (less any amounts representing previously unreimbursed Monthly Advances) and (y) the appraised value of any property acquired in respect of a Mortgage Loan determined as provided in the Agreement, and (b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan. The right of the Company to repurchase all the Mortgage Loans and property in respect of Mortgage Loans is subject to the Pool Scheduled Principal Balance at the time of repurchase being less than 10 percent of the Pool Scheduled Principal Balance as of the Cut-off Date. The Company's exercise of such right will result in early retirement of the Certificates.

     Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

                          STATE STREET BANK AND TRUST
                          COMPANY, not in its individual
                          capacity but solely as Trustee




(SEAL)
                          By:___________________________
                          Name:
                          Title:



Countersigned:


By_______________________
Authorized Signatory of
STATE STREET BANK AND TRUST COMPANY,
not in its individual capacity but
solely as Trustee


Dated:___________________

                            ASSIGNMENT

     FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert social security
   or other identifying number of assignee

_____________________________________________________________

_____________________________________________________________
            (Please print or typewrite name and address
              including postal zip code of assignee)


_____________________________________________________________
this Certificate evidencing a Percentage Interest in certain distributions with respect to the Trust Fund and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of said Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Certificate of like Class and Percentage Interest, to the above named assignee and deliver such Certificate to the following address:

_____________________________________________________________
_____________________________________________________________
_____________________________________________________________

Dated:___________________




_____________________________________
Signature by or on behalf of assignor




_________________________
*Signature Guaranteed*

*The signature hereon must be guaranteed by a bank, trust company or broker of the signatory who is a member of a signature guarantee medallion program.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

             REMIC MORTGAGE PASS-THROUGH CERTIFICATE, SERIES 1999-3


                 evidencing a beneficial ownership interest in a
                trust fund which consists primarily of a pool of
                  conventional, fixed rate, one- to four-family
                       mortgage loans sold and serviced by


                       GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                                         Initial Class A2 Certificate
                                               Principal Balance:
Class A2                                         $5,456,000.00

Certificate Interest                           Initial Certificate Principal
Rate per annum: 6.50%                          Balance of thisCertificate:
                                                 $
Cut-off Date:
March 1, 1999

First Distribution Date:                       CUSIP: 36157RE50
April 26, 1999

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A2 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of March 1, 1999 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in April 1999, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

             REMIC MORTGAGE PASS-THROUGH CERTIFICATE, SERIES 1999-3


                 evidencing a beneficial ownership interest in a
                trust fund which consists primarily of a pool of
                  conventional, fixed rate, one- to four-family
                       mortgage loans sold and serviced by


                       GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                                         Initial Class A3 Certificate
                                               Principal Balance:
Class A3                                         $21,053,083.00

Certificate Interest                           Initial Certificate Principal
Rate per annum: variable                       Balance of this Certificate:
                                                 $
Cut-off Date:
March 1, 1999

First Distribution Date:                       CUSIP: 36157RE68
April 26, 1999

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A3 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of March 1, 1999 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in April 1999, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

             REMIC MORTGAGE PASS-THROUGH CERTIFICATE, SERIES 1999-3


                 evidencing a beneficial ownership interest in a
                trust fund which consists primarily of a pool of
                  conventional, fixed rate, one- to four-family
                       mortgage loans sold and serviced by


                       GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                                            Initial Class A4 Certificate
                                                  Principal Balance:
Class A4                                            $8,475,917.00

Certificate Interest                              Initial Certificate Principal
Rate per annum: variable                          Balance of this Certificate:
                                                    $
Cut-off Date:
March 1, 1999

First Distribution Date:                          CUSIP: 36157RE76
April 26, 1999

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A4 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of March 1, 1999 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in April 1999, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

             REMIC MORTGAGE PASS-THROUGH CERTIFICATE, SERIES 1999-3


                 evidencing a beneficial ownership interest in a
                trust fund which consists primarily of a pool of
                  conventional, fixed rate, one- to four-family
                       mortgage loans sold and serviced by


                       GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                                          Initial Class A5 Certificate
                                                Principal Balance:
Class A5                                          $50,000,000.00

Certificate Interest                            Initial Certificate Principal
Rate per annum: 6.50%                           Balance of this Certificate:
                                                  $
Cut-off Date:
March 1, 1999

First Distribution Date:                        CUSIP: 36157RE84
April 26, 1999

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A5 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of March 1, 1999 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in April 1999, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

             REMIC MORTGAGE PASS-THROUGH CERTIFICATE, SERIES 1999-3


                 evidencing a beneficial ownership interest in a
                trust fund which consists primarily of a pool of
                  conventional, fixed rate, one- to four-family
                       mortgage loans sold and serviced by


                       GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                                      Initial Class A6 Certificate
                                            Principal Balance:
Class A6                                      $3,000,000.00

Certificate Interest                        Initial Certificate Principal
Rate per annum: 6.50%                       Balance of this Certificate:
                                              $
Cut-off Date:
March 1, 1999

First Distribution Date:                    CUSIP: 36157RE92
April 26, 1999

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A6 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of March 1, 1999 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in April 1999, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

             REMIC MORTGAGE PASS-THROUGH CERTIFICATE, SERIES 1999-3


                 evidencing a beneficial ownership interest in a
                trust fund which consists primarily of a pool of
                  conventional, fixed rate, one- to four-family
                       mortgage loans sold and serviced by


                       GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                                         Initial Class A7 Certificate
                                               Principal Balance:
Class A7                                         $3,000,000.00

Certificate Interest                           Initial Certificate Principal
Rate per annum: 6.50%                          Balance of this Certificate:
                                                 $
Cut-off Date:
March 1, 1999

First Distribution Date:                       CUSIP: 36157RF26
April 26, 1999

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A7 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of March 1, 1999 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in April 1999, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

             REMIC MORTGAGE PASS-THROUGH CERTIFICATE, SERIES 1999-3


                 evidencing a beneficial ownership interest in a
                trust fund which consists primarily of a pool of
                  conventional, fixed rate, one- to four-family
                       mortgage loans sold and serviced by


                       GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                                           Initial Class A8 Certificate
                                                 Principal Balance:
Class A8                                           $2,000,000.00

Certificate Interest                             Initial Certificate Principal
Rate per annum: 6.50%                            Balance of this Certificate:
                                                   $
Cut-off Date:
March 1, 1999

First Distribution Date:                         CUSIP: 36157RF34
April 26, 1999

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A8 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of March 1, 1999 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in April 1999, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

             REMIC MORTGAGE PASS-THROUGH CERTIFICATE, SERIES 1999-3


                 evidencing a beneficial ownership interest in a
                trust fund which consists primarily of a pool of
                  conventional, fixed rate, one- to four-family
                       mortgage loans sold and serviced by


                       GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                                            Initial Class A9 Certificate
                                                  Principal Balance:
Class A9                                            $2,000,000.00

Certificate Interest                              Initial Certificate Principal
Rate per annum: 6.50%                             Balance of this Certificate:
                                                    $
Cut-off Date:
March 1, 1999

First Distribution Date:                          CUSIP: 36157RF42
April 26, 1999

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A9 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of March 1, 1999 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in April 1999, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

             REMIC MORTGAGE PASS-THROUGH CERTIFICATE, SERIES 1999-3


                 evidencing a beneficial ownership interest in a
                trust fund which consists primarily of a pool of
                  conventional, fixed rate, one- to four-family
                       mortgage loans sold and serviced by


                       GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                                            Initial Class A10 Certificate
                                                  Principal Balance:
Class A10                                           $2,461,000.00

Certificate Interest                              Initial Certificate Principal
Rate per annum: 6.75%                             Balance of this Certificate:
                                                    $
Cut-off Date:
March 1, 1999

First Distribution Date:                          CUSIP: 36157RF59
April 26, 1999

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A10 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of March 1, 1999 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in April 1999, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

             REMIC MORTGAGE PASS-THROUGH CERTIFICATE, SERIES 1999-3


                 evidencing a beneficial ownership interest in a
                trust fund which consists primarily of a pool of
                  conventional, fixed rate, one- to four-family
                       mortgage loans sold and serviced by


                       GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                                      Initial Class A11 Certificate
                                            Principal Balance:
Class A11                                     $1,968,000.00

Certificate Interest                        Initial Certificate Principal
Rate per annum: 6.75%                       Balance of this Certificate:
                                              $
Cut-off Date:
March 1, 1999

First Distribution Date:                    CUSIP: 36157RF67
April 26, 1999

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A11 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of March 1, 1999 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in April 1999, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

             REMIC MORTGAGE PASS-THROUGH CERTIFICATE, SERIES 1999-3


                 evidencing a beneficial ownership interest in a
                trust fund which consists primarily of a pool of
                  conventional, fixed rate, one- to four-family
                       mortgage loans sold and serviced by


                       GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                                           Initial Class A12 Certificate
                                                 Principal Balance:
Class A12                                          $1,968,000.00

Certificate Interest                             Initial Certificate Principal
Rate per annum: 6.75%                            Balance of this Certificate:
                                                   $
Cut-off Date:
March 1, 1999

First Distribution Date:                         CUSIP: 36157RF75
April 26, 1999

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A12 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of March 1, 1999 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in April 1999, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

             REMIC MORTGAGE PASS-THROUGH CERTIFICATE, SERIES 1999-3


                 evidencing a beneficial ownership interest in a
                trust fund which consists primarily of a pool of
                  conventional, fixed rate, one- to four-family
                       mortgage loans sold and serviced by


                       GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                                        Initial Class A13 Certificate
                                              Principal Balance:
Class A13                                       $1,968,000.00

Certificate Interest                          Initial Certificate Principal
Rate per annum: 6.75%                         Balance of this Certificate:
                                                $
Cut-off Date:
March 1, 1999

First Distribution Date:                      CUSIP: 36157RF83
April 26, 1999

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A13 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of March 1, 1999 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in April 1999, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

             REMIC MORTGAGE PASS-THROUGH CERTIFICATE, SERIES 1999-3


                 evidencing a beneficial ownership interest in a
                trust fund which consists primarily of a pool of
                  conventional, fixed rate, one- to four-family
                       mortgage loans sold and serviced by


                       GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                                           Initial Class A14 Certificate
                                                 Principal Balance:
Class A14                                          $1,478,000.00

Certificate Interest                             Initial Certificate Principal
Rate per annum: 6.75%                            Balance of this Certificate:
                                                   $
Cut-off Date:
March 1, 1999

First Distribution Date:                         CUSIP: 36157RF91
April 26, 1999

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A14 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of March 1, 1999 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in April 1999, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

             REMIC MORTGAGE PASS-THROUGH CERTIFICATE, SERIES 1999-3


                 evidencing a beneficial ownership interest in a
                trust fund which consists primarily of a pool of
                  conventional, fixed rate, one- to four-family
                       mortgage loans sold and serviced by


                       GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                                           Initial Class A15 Certificate
                                                 Principal Balance:
Class A15                                          $127,000,000.00

Certificate Interest                             Initial Certificate Principal
Rate per annum: 6.50%                            Balance of this Certificate:
                                                   $
Cut-off Date:
March 1, 1999

First Distribution Date:                         CUSIP: 36157RG25
April 26, 1999

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A15 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of March 1, 1999 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in April 1999, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

             REMIC MORTGAGE PASS-THROUGH CERTIFICATE, SERIES 1999-3


                 evidencing a beneficial ownership interest in a
                trust fund which consists primarily of a pool of
                  conventional, fixed rate, one- to four-family
                       mortgage loans sold and serviced by


                       GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                                             Initial Class A16 Certificate
                                                  Principal Balance:
Class A16                                           $76,424,000.00

Certificate Interest                              Initial Certificate Principal
Rate per annum: 6.50%                             Balance of this Certificate:
                                                    $
Cut-off Date:
March 1, 1999

First Distribution Date:                          CUSIP: 36157RG33
April 26, 1999

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A16 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of March 1, 1999 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in April 1999, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

             REMIC MORTGAGE PASS-THROUGH CERTIFICATE, SERIES 1999-3


                 evidencing a beneficial ownership interest in a
                trust fund which consists primarily of a pool of
                  conventional, fixed rate, one- to four-family
                       mortgage loans sold and serviced by


                       GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                                        Initial Class A17 Certificate
                                              Principal Balance:
Class A17                                       $12,119,000.00

Certificate Interest                          Initial Certificate Principal
Rate per annum: 6.50%                         Balance of this Certificate:
                                                $
Cut-off Date:
March 1, 1999

First Distribution Date:                      CUSIP: 36157RG41
April 26, 1999

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A17 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of March 1, 1999 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in April 1999, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

             REMIC MORTGAGE PASS-THROUGH CERTIFICATE, SERIES 1999-3


                 evidencing a beneficial ownership interest in a
                trust fund which consists primarily of a pool of
                  conventional, fixed rate, one- to four-family
                       mortgage loans sold and serviced by


                       GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                                            Initial Class A18 Certificate
                                                  Principal Balance:
Class A18                                           $25,000,000.00

Certificate Interest                              Initial Certificate Principal
Rate per annum: 6.50%                             Balance of this Certificate:
                                                    $
Cut-off Date:
March 1, 1999

First Distribution Date:                          CUSIP: 36157RG58
April 26, 1999

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A18 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of March 1, 1999 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in April 1999, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION 5.02 OF THE AGREEMENT.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS THE "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(2) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). A TRANSFEREE OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS CERTIFICATE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY AS SET FORTH IN THE AGREEMENT, AND SHALL BE REQUIRED TO FURNISH AN AFFIDAVIT TO THE TRANSFEROR AND THE TRUSTEE TO THE EFFECT THAT IT IS NOT A DISQUALIFIED ORGANIZATION, AS SUCH TERM IS DEFINED IN
CODE SECTION 860E(e)(5), AN AGENT (INCLUDING A BROKER, NOMINEE OR OTHER MIDDLEMAN) FOR SUCH DISQUALIFIED ORGANIZATION, OR AN ENTITY THAT HOLDS REMIC RESIDUAL SECURITIES AS NOMINEE TO FACILITATE THE CLEARANCE AND SETTLEMENT OF SUCH SECURITIES THROUGH BOOK-ENTRY CHANGES IN ACCOUNTS OF PARTICIPATING ORGANIZATIONS (A "BOOK-ENTRY NOMINEE") AND TO HAVE AGREED TO SUCH AMENDMENTS TO THE AGREEMENT AS MAY BE REQUIRED TO FURTHER EFFECTUATE THE RESTRICTIONS ON TRANSFERS TO DISQUALIFIED ORGANIZATIONS, AGENTS THEREOF OR BOOK-ENTRY NOMINEES.

THE HOLDER OF THIS CLASS R CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE IRREVOCABLY APPOINTED THE COMPANY (AS DEFINED HEREIN) AS ITS AGENT AND
ATTORNEY-IN-FACT TO ACT AS "TAX MATTERS PERSON" OF THE REMIC TO PERFORM THE FUNCTIONS OF A "TAX MATTERS PARTNER" FOR PURPOSES OF SUBCHAPTER C OF CHAPTER 63 OF SUBTITLE F OF THE CODE, WITH RESPECT TO THE TRUST FUND.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY DISQUALIFIED ORGANIZATION, BOOK-ENTRY NOMINEE OR NON-PERMITTED FOREIGN HOLDER, AS DEFINED IN THE AGREEMENT OR TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.

             REMIC MORTGAGE PASS-THROUGH CERTIFICATE, SERIES 1999-3


                 evidencing a beneficial ownership interest in a
                trust fund which consists primarily of a pool of
                  conventional, fixed rate, one- to four-family
                       mortgage loans sold and serviced by


                       GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                                          Initial Class R Certificate
                                                Principal Balance:
Class R                                           $100

Certificate Interest                            Initial Certificate Principal
Rate per annum: 6.50%                           Balance of this Certificate:
                                                  $
Cut-off Date:
March 1, 1999

First Distribution Date:                        CUSIP:36157RG66
April 26, 1999

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class R Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of March 1, 1999 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in April 1999, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

     Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

     This Certificate is one of a duly authorized issue of Certificates designated as REMIC Mortgage Pass-Through Certificates, Series 1999-3, issued in twenty-seven Classes (Class A1, Class A2, Class A3, Class A4, Class A5, Class A6, Class A7, Class A8, Class A9, Class A10, Class A11, Class A12, Class A13, Class A14, Class A15, Class A16, Class A17, Class A18, Class R, Class PO, Class S, Class M, Class B1, Class B2, Class B3, Class B4 and Class B5, herein called the "Certificates").

     The Certificates are limited in right of payment to certain payments on and collections in respect of the Mortgage Loans, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

                  As provided in the Agreement and with certain exceptions therein provided, certain losses on the Mortgage Loans resulting from defaults by Mortgagors will be borne by the Holders of the Class M, Class B1, Class B2, Class B3, Class B4 and Class B5 Certificates before such losses will be borne by the Holders of the other Classes of the Certificates.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Holders of Certificates evidencing not less than 66% of all the Voting Rights as defined in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     No transfer of any Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate which is in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (i) a certificate from such transferee to the effect that such transferee (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended ("Section 4975") (a "Plan") or a Person that is using the assets of a Plan to acquire such Certificate or (y) is an insurance company investing assets of its general account and the exemption provided by Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemption") applies to such transferee's acquisition and holding of such Certificate, or (ii) an opinion of counsel satisfactory to the Trustee, which opinion shall not be an expense of the Trustee or the Company, to the effect that the purchase and holding of such Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA or Section 4975 and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of a Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate by a Plan or a Person that is purchasing or holding such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975.

     No transfer of any Class R Certificate shall be made to any Person unless the Trustee has received a certificate from such transferee to the effect that, among other things, such transferee (x) is not an employee benefit plan subject to ERISA or a Plan or a Person that is using the assets of a Plan to acquire any such Class R Certificate or (y) is an insurance company investing assets of its general account and the Exemption applies to such transferee's acquisition and holding of any such Class R Certificate.

     As provided in the Agreement, and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee, and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Trustee and the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

     The obligations and responsibilities created by the Agreement, and the Trust Fund created thereby shall terminate upon payment to the
Certificateholders, or provision therefor, in accordance with the Agreement following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than a Mortgage Loan described in clause (y)) plus accrued and unpaid interest thereon at the rate provided for in the Agreement (less any amounts representing previously unreimbursed Monthly Advances) and (y) the appraised value of any property acquired in respect of a Mortgage Loan determined as provided in the Agreement, and (b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan. The right of the Company to repurchase all the Mortgage Loans and property in respect of Mortgage Loans is subject to the Pool Scheduled Principal Balance at the time of repurchase being less than 10 percent of the Pool Scheduled Principal Balance as of the Cut-off Date. The Company's exercise of such right will result in early retirement of the Certificates.

     Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

                          STATE STREET BANK AND TRUST
                          COMPANY, not in its individual
                          capacity but solely as Trustee




(SEAL)
                          By:___________________________
                          Name:
                          Title:



Countersigned:


By_______________________
Authorized Signatory of
STATE STREET BANK AND TRUST COMPANY,
not in its individual capacity but
solely as Trustee


Dated:___________________

                            ASSIGNMENT

     FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert social security
   or other identifying number of assignee

_____________________________________________________________

_____________________________________________________________
            (Please print or typewrite name and address
              including postal zip code of assignee)


_____________________________________________________________
this Certificate evidencing a Percentage Interest in certain distributions with respect to the Trust Fund and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of said Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Certificate of like Class and Percentage Interest, to the above named assignee and deliver such Certificate to the following address:

_____________________________________________________________
_____________________________________________________________
_____________________________________________________________

Dated:___________________




_____________________________________
Signature by or on behalf of assignor




_________________________
*Signature Guaranteed*

*The signature hereon must be guaranteed by a bank, trust company or broker of the signatory who is a member of a signature guarantee medallion program.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE SECURITIES ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH SECTION 5.02 OF THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED).

             REMIC MORTGAGE PASS-THROUGH CERTIFICATE, SERIES 1999-3

                 evidencing a beneficial ownership interest in a
                trust fund which consists primarily of a pool of
                  conventional, fixed rate, one- to four-family
                       mortgage loans sold and serviced by


                       GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                                            Initial Class PO Certificate
                                                  Principal Balance:
Class PO                                            $707,230.80

Certificate Interest                              Initial Certificate Principal
  Rate per annum:                                 Balance of this Certificate:
non-interest bearing                                $

Cut-off Date:
March 1, 1999

First Distribution Date:
April 26, 1999

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class PO Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of March 1, 1999 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in April 1999, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

     Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

     This Certificate is one of a duly authorized issue of Certificates designated as REMIC Mortgage Pass-Through Certificates, Series 1999-3, issued in twenty-seven Classes (Class A1, Class A2, Class A3, Class A4, Class A5, Class A6, Class A7, Class A8, Class A9, Class A10, Class A11, Class A12, Class A13, Class A14, Class A15, Class A16, Class A17, Class A18, Class R, Class PO, Class S, Class M, Class B1, Class B2, Class B3, Class B4 and Class B5, herein called the "Certificates").

     The Certificates are limited in right of payment to certain payments on and collections in respect of the Mortgage Loans, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     As provided in the Agreement and with certain exceptions therein provided, certain losses on the Mortgage Loans resulting from defaults by Mortgagors will be borne by the Holders of the Class M, Class B1, Class B2, Class B3, Class B4 and Class B5 Certificates before such losses will be borne by the Holders of the other Classes of the Certificates.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Holders of Certificates evidencing not less than 66% of all the Voting Rights as defined in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     No transfer of any Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate which is in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (i) a certificate from such transferee to the effect that such transferee (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended ("Section 4975") (a "Plan") or a Person that is using the assets of a Plan to acquire such Certificate or (y) is an insurance company investing assets of its general account and the exemption provided by Section III(a) of Department of Labor Prohibited Transaction Class Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemption") applies to such transferee's acquisition and holding of such Certificate, or (ii) an opinion of counsel satisfactory to the Trustee, which opinion shall not be an expense of the Trustee or the Company, to the effect that the purchase and holding of such Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA or Section 4975 and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of a Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate by a Plan or a Person that is purchasing or holding such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975.

     No transfer of any Class R Certificate shall be made to any Person unless the Trustee has received a certificate from such transferee to the effect that, among other things, such transferee (x) is not an employee benefit plan subject to ERISA or a Plan or a Person that is using the assets of a Plan to acquire any such Class R Certificate or (y) is an insurance company investing assets of its general account and the Exemption applies to such transferee's acquisition and holding of any such Class R Certificate.

     As provided in the Agreement, and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee, and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Trustee and the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

     The obligations and responsibilities created by the Agreement, and the Trust Fund created thereby shall terminate upon payment to the
Certificateholders, or provision therefor, in accordance with the Agreement following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than a Mortgage Loan described in clause (y)) plus accrued and unpaid interest thereon at the rate provided for in the Agreement (less any amounts representing previously unreimbursed Monthly Advances) and (y) the appraised value of any property acquired in respect of a Mortgage Loan determined as provided in the Agreement, and (b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan. The right of the Company to repurchase all the Mortgage Loans and property in respect of Mortgage Loans is subject to the Pool Scheduled Principal Balance at the time of repurchase being less than 10 percent of the Pool Scheduled Principal Balance as of the Cut-off Date. The Company's exercise of such right will result in early retirement of the Certificates.

     Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

                          STATE STREET BANK AND TRUST
                          COMPANY, not in its individual
                          capacity but solely as Trustee




(SEAL)
                          By:___________________________
                          Name:
                          Title:



Countersigned:


By_______________________
Authorized Signatory of
STATE STREET BANK AND TRUST COMPANY,
not in its individual capacity but
solely as Trustee


Dated:___________________

                            ASSIGNMENT

     FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert social security
   or other identifying number of assignee

_____________________________________________________________

_____________________________________________________________
            (Please print or typewrite name and address
              including postal zip code of assignee)


_____________________________________________________________
this Certificate evidencing a Percentage Interest in certain distributions with respect to the Trust Fund and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of said Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Certificate of like Class and Percentage Interest, to the above named assignee and deliver such Certificate to the following address:

_____________________________________________________________
_____________________________________________________________
_____________________________________________________________

Dated:___________________




_____________________________________
Signature by or on behalf of assignor




_________________________
*Signature Guaranteed*

*The signature hereon must be guaranteed by a bank, trust company or broker of the signatory who is a member of a signature guarantee medallion program.

PRINCIPAL WILL NOT BE DISTRIBUTABLE IN RESPECT OF THIS CERTIFICATE. INTEREST IS CALCULATED ON THIS CERTIFICATE BASED ON THE CLASS S NOTIONAL PRINCIPAL BALANCE, WHICH, AS OF ANY DISTRIBUTION DATE, IS EQUAL TO THE AGGREGATE SCHEDULED PRINCIPAL BALANCE OF THE OUTSTANDING NON-DISCOUNT MORTGAGE LOANS AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). CONSEQUENTLY, THE NOTIONAL PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL NOTIONAL PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE SECURITIES ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH SECTION 5.02 OF THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED). THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE DATE OF ISSUE OF THIS CERTIFICATE IS DECEMBER 30, 1997. THE INITIAL PER ANNUM RATE OF INTEREST ON THIS CERTIFICATE IS VARIABLE. ASSUMING THAT PRINCIPAL PREPAYMENTS ARE MADE ON THE MORTGAGE LOANS (AS DEFINED HEREIN) UNDERLYING THE CERTIFICATES AT A RATE OF 250% OF THE PREPAYMENT ASSUMPTION (AS DEFINED IN THE PROSPECTUS COVERING THE INITIAL OFFERING OF THE CERTIFICATES), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $10.00 OF OID PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS 15.59% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL SHORT ACCRUAL PERIOD IS NO MORE THAN $0.18 PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE AS TO THE RATE AT WHICH PRINCIPAL PAYMENTS WILL BE MADE ON THE MORTGAGE LOANS.

             REMIC MORTGAGE PASS-THROUGH CERTIFICATE, SERIES 1999-3


                 evidencing a beneficial ownership interest in a
                trust fund which consists primarily of a pool of
                  conventional, fixed rate, one- to four-family
                       mortgage loans sold and serviced by


                       GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                                              Initial Class S Notional
                                                    Principal Balance:
Class S                                               $500,082,531.00

Certificate Interest                                Initial Notional Principal
Rate per annum: variable                            Balance of this Certificate:
                                                      $
Cut-off Date:
March 1, 1999

First Distribution Date:
April 26, 1999

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Notional Principal Balance of this Certificate by the aggregate initial Notional Principal Balance of all Class S Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of March 1, 1999 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in April 1999, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

     Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

     This Certificate is one of a duly authorized issue of Certificates designated as REMIC Mortgage Pass-Through Certificates, Series 1999-3, issued in twenty-seven Classes (Class A1, Class A2, Class A3, Class A4, Class A5, Class A6, Class A7, Class A8, Class A9, Class A10, Class A11, Class A12, Class A13, Class A14, Class A15, Class A16, Class A17, Class A18, Class R, Class PO, Class S, Class M, Class B1, Class B2, Class B3, Class B4 and Class B5, herein called the "Certificates").

     The Certificates are limited in right of payment to certain payments on and collections in respect of the Mortgage Loans, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     As provided in the Agreement and with certain exceptions therein provided, certain losses on the Mortgage Loans resulting from defaults by Mortgagors will be borne by the Holders of the Class M, Class B1, Class B2, Class B3, Class B4 and Class B5 Certificates before such losses will be borne by the Holders of the other Classes of the Certificates.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Holders of Certificates evidencing not less than 66% of all the Voting Rights as defined in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Agreement, and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee, and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees. The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Trustee and the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

     The obligations and responsibilities created by the Agreement, and the Trust Fund created thereby shall terminate upon payment to the
Certificateholders, or provision therefor, in accordance with the Agreement following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than a Mortgage Loan described in clause (y)) plus accrued and unpaid interest thereon at the rate provided for in the Agreement (less any amounts representing previously unreimbursed Monthly Advances) and (y) the appraised value of any property acquired in respect of a Mortgage Loan determined as provided in the Agreement, and (b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan. The right of the Company to repurchase all the Mortgage Loans and property in respect of Mortgage Loans is subject to the Pool Scheduled Principal Balance at the time of repurchase being less than 10 percent of the Pool Scheduled Principal Balance as of the Cut-off Date. The Company's exercise of such right will result in early retirement of the Certificates.

     Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

                          STATE STREET BANK AND TRUST
                          COMPANY, not in its individual
                          capacity but solely as Trustee




(SEAL)
                          By:___________________________
                          Name:
                          Title:



Countersigned:


By_______________________
Authorized Signatory of
STATE STREET BANK AND TRUST COMPANY,
not in its individual capacity but
solely as Trustee


Dated:___________________

                            ASSIGNMENT

     FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert social security
   or other identifying number of assignee

_____________________________________________________________

_____________________________________________________________
            (Please print or typewrite name and address
              including postal zip code of assignee)


_____________________________________________________________
this Certificate evidencing a Percentage Interest in certain distributions with respect to the Trust Fund and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of said Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Certificate of like Class and Percentage Interest, to the above named assignee and deliver such Certificate to the following address:

_____________________________________________________________
_____________________________________________________________
_____________________________________________________________

Dated:___________________




_____________________________________
Signature by or on behalf of assignor




_________________________
*Signature Guaranteed*

*The signature hereon must be guaranteed by a bank, trust company or broker of the signatory who is a member of a signature guarantee medallion program.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN THE AGREEMENT REFERRED TO HEREIN.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION 5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.

             REMIC MORTGAGE PASS-THROUGH CERTIFICATE, SERIES 1999-3


                 evidencing a beneficial ownership interest in a
                trust fund which consists primarily of a pool of
                  conventional, fixed rate, one- to four-family
                       mortgage loans sold and serviced by


                       GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                                            Initial Class M Certificate
                                                  Principal Balance:
Class M                                             $9,251,500.00

Certificate Interest                              Initial Certificate Principal
Rate per annum: 6.50%                             Balance of this Certificate:
                                                    $
Cut-off Date:
March 1, 1999

First Distribution Date:                          CUSIP: 36157RG74
April 26, 1999

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class M Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of March 1, 1999 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in April 1999, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

     Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

     This Certificate is one of a duly authorized issue of Certificates designated as REMIC Mortgage Pass-Through Certificates, Series 1999-3, issued in twenty-seven Classes (Class A1, Class A2, Class A3, Class A4, Class A5, Class A6, Class A7, Class A8, Class A9, Class A10, Class A11, Class A12, Class A13, Class A14, Class A15, Class A16, Class A17, Class A18, Class R, Class PO, Class S, Class M, Class B1, Class B2, Class B3, Class B4 and Class B5, herein called the "Certificates").

     The Certificates are limited in right of payment to certain payments on and collections in respect of the Mortgage Loans, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     As provided in the Agreement and with certain exceptions therein provided, certain losses on the Mortgage Loans resulting from defaults by Mortgagors will be borne by the Holders of the Class M, Class B1, Class B2, Class B3, Class B4 and Class B5 Certificates before such losses will be borne by the Holders of the other Classes of the Certificates.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Holders of Certificates evidencing not less than 66% of all the Voting Rights as defined in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     No transfer of any Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate which is in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (i) a certificate from such transferee to the effect that such transferee (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended ("Section 4975") (a "Plan") or a Person that is using the assets of a Plan to acquire such Certificate or (y) is an insurance company investing assets of its general account and the exemption provided by Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemption") applies to such transferee's acquisition and holding of such Certificate, or (ii) an opinion of counsel satisfactory to the Trustee, which opinion shall not be an expense of the Trustee or the Company, to the effect that the purchase and holding of such Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA or Section 4975 and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of a Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate by a Plan or a Person that is purchasing or holding such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975.

     No transfer of any Class R Certificate shall be made to any Person unless the Trustee has received a certificate from such transferee to the effect that, among other things, such transferee (x) is not an employee benefit plan subject to ERISA or a Plan or a Person that is using the assets of a Plan to acquire any such Class R Certificate or (y) is an insurance company investing assets of its general account and the Exemption applies to such transferee's acquisition and holding of any such Class R Certificate.

     As provided in the Agreement, and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee, and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Trustee and the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

     The obligations and responsibilities created by the Agreement, and the Trust Fund created thereby shall terminate upon payment to the
Certificateholders, or provision therefor, in accordance with the Agreement following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than a Mortgage Loan described in clause (y)) plus accrued and unpaid interest thereon at the rate provided for in the Agreement (less any amounts representing previously unreimbursed Monthly Advances) and (y) the appraised value of any property acquired in respect of a Mortgage Loan determined as provided in the Agreement, and (b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan. The right of the Company to repurchase all the Mortgage Loans and property in respect of Mortgage Loans is subject to the Pool Scheduled Principal Balance at the time of repurchase being less than 10 percent of the Pool Scheduled Principal Balance as of the Cut-off Date. The Company's exercise of such right will result in early retirement of the Certificates.

     Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

                          STATE STREET BANK AND TRUST
                          COMPANY, not in its individual
                          capacity but solely as Trustee




(SEAL)
                          By:___________________________
                          Name:
                          Title:



Countersigned:


By_______________________
Authorized Signatory of
STATE STREET BANK AND TRUST COMPANY,
not in its individual capacity but
solely as Trustee


Dated:___________________

                            ASSIGNMENT

     FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert social security
   or other identifying number of assignee

_____________________________________________________________

_____________________________________________________________
            (Please print or typewrite name and address
              including postal zip code of assignee)


_____________________________________________________________
this Certificate evidencing a Percentage Interest in certain distributions with respect to the Trust Fund and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of said Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Certificate of like Class and Percentage Interest, to the above named assignee and deliver such Certificate to the following address:

_____________________________________________________________
_____________________________________________________________
_____________________________________________________________

Dated:___________________




_____________________________________
Signature by or on behalf of assignor




_________________________
*Signature Guaranteed*

*The signature hereon must be guaranteed by a bank, trust company or broker of the signatory who is a member of a signature guarantee medallion program.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN THE AGREEMENT REFERRED TO HEREIN.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION 5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.

             REMIC MORTGAGE PASS-THROUGH CERTIFICATE, SERIES 1999-3


                 evidencing a beneficial ownership interest in a
                trust fund which consists primarily of a pool of
                  conventional, fixed rate, one- to four-family
                       mortgage loans sold and serviced by


                       GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                                         Initial Class B1 Certificate
                                               Principal Balance:
Class B1                                         $3,750,600.00

Certificate Interest                           Initial Certificate Principal
Rate per annum: 6.50%                          Balance of this Certificate:
                                                 $
Cut-off Date:
March 1, 1999

First Distribution Date:                       CUSIP: 36157RG82
April 26, 1999

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class B1 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of March 1, 1999 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in April 1999, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN THE AGREEMENT REFERRED TO HEREIN.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION 5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.

             REMIC MORTGAGE PASS-THROUGH CERTIFICATE, SERIES 1999-3


                 evidencing a beneficial ownership interest in a
                trust fund which consists primarily of a pool of
                  conventional, fixed rate, one- to four-family
                       mortgage loans sold and serviced by


                       GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                                        Initial Class B2 Certificate
                                              Principal Balance:
Class B2                                        $2,250,300.00

Certificate Interest                          Initial Certificate Principal
Rate per annum: 6.50%                         Balance of this Certificate:
                                                $
Cut-off Date:
March 1, 1999

First Distribution Date:                      CUSIP: 36157RG90
April 26, 1999

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class B2 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of March 1, 1999 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in April 1999, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES ("BLUE SKY LAWS"), AND SUCH CERTIFICATE MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT, IN EACH CASE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE BLUE SKY LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALES OF THIS CERTIFICATE.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION 5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED).

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.

             REMIC MORTGAGE PASS-THROUGH CERTIFICATE, SERIES 1999-3


                 evidencing a beneficial ownership interest in a
                trust fund which consists primarily of a pool of
                  conventional, fixed rate, one- to four-family
                       mortgage loans sold and serviced by


                       GE CAPITAL MORTGAGE SERVICES, INC.




No. R-                                          Initial Class B3 Certificate
                                                Principal Balance:
Class B3                                          $2,500,400.00

Certificate Interest                            Initial Certificate Principal
Rate per annum: 6.50%                           Balance of this Certificate:
                                                  $
Cut-off Date:
March 1, 1999

First Distribution Date:                        CUSIP: 36157RM85
April 26, 1999

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class B3 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of March 1, 1999 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in April 1999, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

     Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

     This Certificate is one of a duly authorized issue of Certificates designated as REMIC Mortgage Pass-Through Certificates, Series 1999-3, issued in twenty-seven Classes (Class A1, Class A2, Class A3, Class A4, Class A5, Class A6, Class A7, Class A8, Class A9, Class A10, Class A11, Class A12, Class A13, Class A14, Class A15, Class A16, Class A17, Class A18, Class R, Class PO, Class S, Class M, Class B1, Class B2, Class B3, Class B4 and Class B5, herein called the "Certificates").

     The Certificates are limited in right of payment to certain payments on and collections in respect of the Mortgage Loans, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     As provided in the Agreement and with certain exceptions therein provided, certain losses on the Mortgage Loans resulting from defaults by Mortgagors will be borne by the Holders of the Class M, Class B1, Class B2, Class B3, Class B4 and Class B5 Certificates before such losses will be borne by the Holders of the other Classes of the Certificates.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Holders of Certificates evidencing not less than 66% of all the Voting Rights as defined in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     No transfer of any Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate which is in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (i) a certificate from such transferee to the effect that such transferee (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended ("Section 4975") (a "Plan") or a Person that is using the assets of a Plan to acquire such Certificate or (y) is an insurance company investing assets of its general account and the exemption provided by Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemption") applies to such transferee's acquisition and holding of such Certificate, or (ii) an opinion of counsel satisfactory to the Trustee, which opinion shall not be an expense of the Trustee or the Company, to the effect that the purchase and holding of such Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA or Section 4975 and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of a Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate by a Plan or a Person that is purchasing or holding such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975.

     No transfer of any Class R Certificate shall be made to any Person unless the Trustee has received a certificate from such transferee to the effect that, among other things, such transferee (x) is not an employee benefit plan subject to ERISA or a Plan or a Person that is using the assets of a Plan to acquire any such Class R Certificate or (y) is an insurance company investing assets of its general account and the Exemption applies to such transferee's acquisition and holding of any such Class R Certificate.

     As provided in the Agreement, and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee, and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Trustee and the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

     The obligations and responsibilities created by the Agreement, and the Trust Fund created thereby shall terminate upon payment to the
Certificateholders, or provision therefor, in accordance with the Agreement following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than a Mortgage Loan described in clause (y)) plus accrued and unpaid interest thereon at the rate provided for in the Agreement (less any amounts representing previously unreimbursed Monthly Advances) and (y) the appraised value of any property acquired in respect of a Mortgage Loan determined as provided in the Agreement, and (b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan. The right of the Company to repurchase all the Mortgage Loans and property in respect of Mortgage Loans is subject to the Pool Scheduled Principal Balance at the time of repurchase being less than 10 percent of the Pool Scheduled Principal Balance as of the Cut-off Date. The Company's exercise of such right will result in early retirement of the Certificates.

     Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

                          STATE STREET BANK AND TRUST
                          COMPANY, not in its individual
                          capacity but solely as Trustee




(SEAL)
                          By:___________________________
                          Name:
                          Title:



Countersigned:


By_______________________
Authorized Signatory of
STATE STREET BANK AND TRUST COMPANY,
not in its individual capacity but
solely as Trustee


Dated:___________________

                            ASSIGNMENT

     FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert social security
   or other identifying number of assignee

_____________________________________________________________

_____________________________________________________________
            (Please print or typewrite name and address
              including postal zip code of assignee)


_____________________________________________________________
this Certificate evidencing a Percentage Interest in certain distributions with respect to the Trust Fund and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of said Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Certificate of like Class and Percentage Interest, to the above named assignee and deliver such Certificate to the following address:

_____________________________________________________________
_____________________________________________________________
_____________________________________________________________

Dated:___________________




_____________________________________
Signature by or on behalf of assignor




_________________________
*Signature Guaranteed*

*The signature hereon must be guaranteed by a bank, trust company or broker of the signatory who is a member of a signature guarantee medallion program.

                  In connection with any transfer of this Certificate, the undersigned registered holder hereof confirms that without utilizing any general solicitation or general advertising:

(Check One) -

                  |_| (a) This Certificate is being transferred by the undersigned to a person whom the undersigned reasonably believes is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended) pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

                  |_| (b) This Certificate is being transferred by the undersigned to an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D
                                    under  the   Securities   Act  of  1933,  as
                                    amended) and that the  undersigned  has been
                                    advised by the prospective purchaser that it
                                    intends   to  hold  this   Certificate   for
                                    investment  and  not  for   distribution  or
                                    resale.


Dated
------------------------
(Signature)

If none of the foregoing boxes is checked, the Trustee shall not be obligated to register this Certificate in the name of any person other than the registered holder thereof unless and until the conditions to any such transfer of registration set forth herein, and in the Pooling and Servicing Agreement have been satisfied.


TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED:

     The undersigned represents and warrants that (i) it is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended) and acknowledges that it has received such information as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the registered holder is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A, and (ii) the undersigned (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended, and is not using the assets of any such employee benefit or other plan to acquire this Certificate or (y) is an insurance company investing assets of its general account and the exemptions provided by Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995), apply to the acquisition and holding by the undersigned of this Certificate.


Dated
-------------------------
(Signature)


TO BE COMPLETED BY PURCHASER IF (b) ABOVE IS CHECKED:

     The undersigned represents and warrants that (i) it is an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act of 1933, as amended), and (ii) the undersigned (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended, and is not using the assets of any such employee benefit or other plan to acquire this Certificate or
(y) is an insurance company investing assets of its general account and the exemptions provided by Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995), apply to the acquisition and holding by the undersigned of this Certificate.


Dated
-------------------------




THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES ("BLUE SKY LAWS"), AND SUCH CERTIFICATE MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT, IN EACH CASE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE BLUE SKY LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALES OF THIS CERTIFICATE.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION 5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED).

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.

             REMIC MORTGAGE PASS-THROUGH CERTIFICATE, SERIES 1999-3


                 evidencing a beneficial ownership interest in a
                trust fund which consists primarily of a pool of
                  conventional, fixed rate, one- to four-family
                       mortgage loans sold and serviced by


                       GE CAPITAL MORTGAGE SERVICES, INC.




No. R-                                          Initial Class B4 Certificate
                                                Principal Balance:
Class B4                                          $1,000,200.00

Certificate Interest                            Initial Certificate Principal
Rate per annum: 6.50%                           Balance of this Certificate:
                                                  $
Cut-off Date:
March 1, 1999

First Distribution Date:                        CUSIP: 36157RM93
April 26, 1999

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class B4 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of March 1, 1999 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in April 1999, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES ("BLUE SKY LAWS"), AND SUCH CERTIFICATE MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT, IN EACH CASE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE BLUE SKY LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALES OF THIS CERTIFICATE.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION 5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED).

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.

             REMIC MORTGAGE PASS-THROUGH CERTIFICATE, SERIES 1999-3


                 evidencing a beneficial ownership interest in a
                trust fund which consists primarily of a pool of
                  conventional, fixed rate, one- to four-family
                       mortgage loans sold and serviced by


                       GE CAPITAL MORTGAGE SERVICES, INC.




No. R-                                          Initial Class B5 Certificate
                                                Principal Balance:
Class B5                                          $1,251,200.14

Certificate Interest                            Initial Certificate Principal
Rate per annum: 6.50%                           Balance of this Certificate:
                                                  $
Cut-off Date:
March 1, 1999

First Distribution Date:                        CUSIP: 36157RN27
April 26, 1999

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class B5 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of March 1, 1999 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in April 1999, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

                                    EXHIBIT B

                           PRINCIPAL BALANCE SCHEDULES


                                      None

                             EXHIBIT C - SUPPLEMENT

                          SCHEDULE OF COOPERATIVE LOANS

                                 SERIES 1999-03



LOAN NO.            CUT-OFF DATE PRINCIPLE BALANCE          BORROWER NAME

31949084                      $263,404.37                      CONOVER

                                    EXHIBIT C

                                 MORTGAGE LOANS


     [Each Mortgage Loan shall be identified by loan number, address of the Mortgaged Property and name of the Mortgagor. The following details shall be set forth as to each Mortgage Loan: (i) the principal balance at the time of its origination, (ii) the Scheduled Principal Balance as of the Cut-off Date, (iii) the interest rate borne by the Mortgage Note, (iv) the scheduled monthly level payment of principal and interest, (v) the Loan-to-Value Ratio, (vi) the maturity date of the Mortgage Note and (vii) the Servicing Fee Rate for such Mortgage Loan. Cooperative Loans and Enhanced Streamlined Refinance program loans shall be designated as such.]

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:            1
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007688203     MORTGAGORS: KOLLAR               PHYLLIS

    REGION CODE    ADDRESS   :     5 CARRIAGE WAY
        01         CITY      :    THE BOROUGH OF KINNELON
                   STATE/ZIP : NJ  07405
    MORTGAGE AMOUNT :   249,335.69  OPTION TO CONVERT :
    UNPAID BALANCE :    245,129.78  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,943.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/24
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 76.71867
    ----------------------------------------------------------------------------
0   0007695547     MORTGAGORS: WILMOT               MOLLIE

    REGION CODE    ADDRESS   : 1075 N OCEAN BLVD
        01         CITY      :    PALM BEACH
                   STATE/ZIP : FL  33480
    MORTGAGE AMOUNT : 1,000,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    994,224.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     7,164.13  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   250
    LTV :                 28.57100
    ----------------------------------------------------------------------------
0   0007706211     MORTGAGORS: GROSS                ARTHUR
                               GROSS                HELENE
    REGION CODE    ADDRESS   : 5803 NW 25 TERRACE
        01         CITY      :    BOCA RATON
                   STATE/ZIP : FL  33496
    MORTGAGE AMOUNT :   354,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    352,201.38  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,507.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 74.98400
    ----------------------------------------------------------------------------
0   0007706229     MORTGAGORS: ISAZA                FELIPE
                               ULLOA                INES
    REGION CODE    ADDRESS   : 4051 ENSEDADA DRIVE
        01         CITY      :    MIAMI
                   STATE/ZIP : FL  33133
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    298,450.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,123.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 50.08300
    ----------------------------------------------------------------------------
0   0007706310     MORTGAGORS: STOFFEL              JAMES
                               STOFFEL              PAMELA
    REGION CODE    ADDRESS   : COTTAGE 460, 36TH STREET
        01         CITY      :    SEA ISLAND
                   STATE/ZIP : GA  31561
    MORTGAGE AMOUNT :   385,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    382,297.67  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,659.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   06/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 47.53100
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   2,288,635.69
                               P & I AMT:     16,397.69  UPB AMT:   2,272,303.86
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:            2
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007706328     MORTGAGORS: DYKES                DAVID
                               DYKES                ELIZABETH
    REGION CODE    ADDRESS   : 502 PALM HARBOR ROAD
        01         CITY      :    ST SIMONS ISLAND
                   STATE/ZIP : GA  31522
    MORTGAGE AMOUNT :   271,475.39  OPTION TO CONVERT :
    UNPAID BALANCE :    269,616.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,898.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   06/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 79.61100
    ----------------------------------------------------------------------------
0   0007706419     MORTGAGORS: CHU                  SHAO
                               CHU                  MELISSA
    REGION CODE    ADDRESS   : 118 GRAYS CREEK DRIVE
        01         CITY      :    SAVANNAH
                   STATE/ZIP : GA  31410
    MORTGAGE AMOUNT :   399,147.56  OPTION TO CONVERT :
    UNPAID BALANCE :    396,217.23  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,729.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   03/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.82900
    ----------------------------------------------------------------------------
0   0007706542     MORTGAGORS: COMORA               ELLIOT
                               COMORA               ELLEN
    REGION CODE    ADDRESS   : 154  DOCKSIDE CIRCLE,
        01         CITY      :    FT. LAUDERDALE
                   STATE/ZIP : FL  33327
    MORTGAGE AMOUNT :   484,858.45  OPTION TO CONVERT :
    UNPAID BALANCE :    478,606.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,583.90  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   01/01/24
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 74.02400
    ----------------------------------------------------------------------------
0   0007706633     MORTGAGORS: ERHART               WILLIAM
                               ERHART               SUSAN
    REGION CODE    ADDRESS   : 420  ARBOR CIRCLE
        01         CITY      :    CELEBRATION
                   STATE/ZIP : FL  34747
    MORTGAGE AMOUNT :   367,104.26  OPTION TO CONVERT :
    UNPAID BALANCE :    364,336.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,632.43  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   01/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 64.97400
    ----------------------------------------------------------------------------
0   0007706641     MORTGAGORS: CHAPERON             JOHN
                               CHAPERON             KAREN
    REGION CODE    ADDRESS   : 2825 NE 35TH COURT
        01         CITY      :    FORT LAUDERDALE
                   STATE/ZIP : FL  33308
    MORTGAGE AMOUNT :   337,077.20  OPTION TO CONVERT :
    UNPAID BALANCE :    332,905.88  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,405.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   05/01/26
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 76.60800
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,859,662.86
                               P & I AMT:     13,248.88  UPB AMT:   1,841,682.39
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:            3
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007706658     MORTGAGORS: AKERS                DIANA

    REGION CODE    ADDRESS   : 784 NE 35TH STREET
        01         CITY      :    BOCA RATON
                   STATE/ZIP : FL  33431
    MORTGAGE AMOUNT :   268,189.58  OPTION TO CONVERT :
    UNPAID BALANCE :    265,983.78  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,915.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   04/01/26
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 77.96200
    ----------------------------------------------------------------------------
0   0007706666     MORTGAGORS: WALSH                THOMAS
                               WALSH                DIAMOND
    REGION CODE    ADDRESS   : 9690 LANDINGS DRIVE
        01         CITY      :    PORT ST. LUCIE
                   STATE/ZIP : FL  34986
    MORTGAGE AMOUNT :   322,471.14  OPTION TO CONVERT :
    UNPAID BALANCE :    278,454.98  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,573.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   04/01/18
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 78.46000
    ----------------------------------------------------------------------------
0   0007706690     MORTGAGORS: ARNSBY               DAVID
                               ARNSBY               ANN
    REGION CODE    ADDRESS   : 3701 BOCA POINTE DRIVE
        01         CITY      :    SARASOTA
                   STATE/ZIP : FL  34238
    MORTGAGE AMOUNT :   500,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    497,353.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,496.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 74.07400
    ----------------------------------------------------------------------------
0   0007706807     MORTGAGORS: ZARZAR               DAVID
                               ZARZAR               ANGELA
    REGION CODE    ADDRESS   :   4016  GRAYSON RIDGE COURT
        01         CITY      :    RALEIGH
                   STATE/ZIP : NC  27613
    MORTGAGE AMOUNT :   254,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    248,291.83  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,711.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 84.97800
    ----------------------------------------------------------------------------
0   0007706831     MORTGAGORS: SANLUIS              KATHERINE
                               SANLUIS              ALAN
    REGION CODE    ADDRESS   :    103  OAKMONT
        01         CITY      :    SAINT SIMONS ISLAND
                   STATE/ZIP : GA  31522
    MORTGAGE AMOUNT :   256,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    253,954.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,746.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 74.85300
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,600,660.72
                               P & I AMT:     11,442.11  UPB AMT:   1,544,038.61
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:            4
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007706856     MORTGAGORS: YEN                  MING
                               YEN                  YEN
    REGION CODE    ADDRESS   : 4008 SHADY OAK COURT
        01         CITY      :    LAKE MARY
                   STATE/ZIP : FL  32746
    MORTGAGE AMOUNT :   375,431.23  OPTION TO CONVERT :
    UNPAID BALANCE :    369,576.80  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,993.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   11/01/19
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 78.21400
    ----------------------------------------------------------------------------
0   0007706872     MORTGAGORS: JOHNSON              DAVID
                               JOHNSON              APRIL
    REGION CODE    ADDRESS   : 13806 HOLLAND PARK DRIVE
        01         CITY      :    JACKSONVILLE
                   STATE/ZIP : FL  32224
    MORTGAGE AMOUNT :   241,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    239,113.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,649.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 94.99000
    ----------------------------------------------------------------------------
0   0007706898     MORTGAGORS: WYLIE                F
                               WYLIE                SANDRA
    REGION CODE    ADDRESS   :   5359  PEMBRIDGE PLACE
        01         CITY      :    TALLAHASSEE
                   STATE/ZIP : FL  32308
    MORTGAGE AMOUNT :   311,200.36  OPTION TO CONVERT :
    UNPAID BALANCE :    309,311.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,175.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 76.83900
    ----------------------------------------------------------------------------
0   0007707029     MORTGAGORS: FLANAGAN             EDWIN
                               LANOCE               VITA
    REGION CODE    ADDRESS   : 1652 N.E. SEAHORSE PLACE
        01         CITY      :    JENSEN BEACH
                   STATE/ZIP : FL  34957
    MORTGAGE AMOUNT :   531,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    527,201.47  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,733.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   12/01/27
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 79.87900
    ----------------------------------------------------------------------------
0   0007709157     MORTGAGORS: THOMPSON             WILLIE
                               THOMPSON             MARY
    REGION CODE    ADDRESS   : 24 BARBADOS DRIVE
        01         CITY      :    ALISO VIEJO AREA
                   STATE/ZIP : CA  92656
    MORTGAGE AMOUNT :   248,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    247,419.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,694.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 94.99000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,707,981.59
                               P & I AMT:     12,246.93  UPB AMT:   1,692,623.06
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:            5
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007710684     MORTGAGORS: EVELENO              FRANK

    REGION CODE    ADDRESS   : 822 PONDEROSA AVENUE
        01         CITY      :    SUNNYVALE
                   STATE/ZIP : CA  94086
    MORTGAGE AMOUNT :   407,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    405,068.37  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,708.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 79.99700
    ----------------------------------------------------------------------------
0   0007724586     MORTGAGORS: CROWE                HARRY
                               CROWE                SHARON
    REGION CODE    ADDRESS   : 5575 MURFIELD
        01         CITY      :    ROCHESTER HILLS
                   STATE/ZIP : MI  48306
    MORTGAGE AMOUNT :   285,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    283,645.68  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,944.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 28.93400
    ----------------------------------------------------------------------------
0   0007726441     MORTGAGORS: BLIER                ALAN
                               BLIER                MARCIA
    REGION CODE    ADDRESS   : 352 GREAT BAY RD
        01         CITY      :    GREENLAND
                   STATE/ZIP : NH  03840
    MORTGAGE AMOUNT :   285,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    284,470.43  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,046.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 94.99200
    ----------------------------------------------------------------------------
0   0007726847     MORTGAGORS: NEILL                WILLIAM

    REGION CODE    ADDRESS   : 5005 SPRUCE BLUFF DRIVE
        01         CITY      :    ATLANTA
                   STATE/ZIP : GA  30350
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    278,764.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,981.82  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 76.08600
    ----------------------------------------------------------------------------
0   0007727720     MORTGAGORS: WILKENS              PETER
                               WILKENS              KATHLEEN
    REGION CODE    ADDRESS   : 310 HIGH OAKS COURT
        01         CITY      :    ALPHARETTA
                   STATE/ZIP : GA  30005
    MORTGAGE AMOUNT :   256,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    255,250.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,728.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,514,300.00
                               P & I AMT:     10,409.36  UPB AMT:   1,507,199.95
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:            6
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007732449     MORTGAGORS: REYES                EFREN
                               REYES                DELIA
    REGION CODE    ADDRESS   : 2270 PINARD STREET
        01         CITY      :    MILPITAS
                   STATE/ZIP : CA  95035
    MORTGAGE AMOUNT :   324,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    322,422.14  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,182.85  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 77.32696
    ----------------------------------------------------------------------------
0   0007766108     MORTGAGORS: KENDALL              E.
                               KENDALL              V.
    REGION CODE    ADDRESS   : 140 BENT TRAIL DRIVE
        01         CITY      :    SOUTHLAKE
                   STATE/ZIP : TX  76092
    MORTGAGE AMOUNT :   287,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    285,979.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,886.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 76.58600
    ----------------------------------------------------------------------------
0   0007766207     MORTGAGORS: HARRELL              KATHY

    REGION CODE    ADDRESS   : 200 ASHWORTH DRIVE
        01         CITY      :    AUSTIN
                   STATE/ZIP : TX  78746
    MORTGAGE AMOUNT :   346,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    345,027.72  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,276.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------------------
0   0007766819     MORTGAGORS: FRAGNOLI             DELLANIE
                               COLLINS              VINCENT
    REGION CODE    ADDRESS   : 18913 SE 63RD PLACE
        01         CITY      :    ISSAQUAH
                   STATE/ZIP : WA  98027
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    298,844.49  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,072.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 73.73700
    ----------------------------------------------------------------------------
0   0007767403     MORTGAGORS: METCALF              WILLIAM
                               METCALF              EVELYN
    REGION CODE    ADDRESS   : 189 CHAIN BRIDGE ROAD
        01         CITY      :    MCLEAN
                   STATE/ZIP : VA  22101
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,013.03  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,705.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 16.66666
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,507,700.00
                               P & I AMT:     10,123.28  UPB AMT:   1,501,287.07
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:            7
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007767528     MORTGAGORS: MURPHREE             WADE

    REGION CODE    ADDRESS   : 1232 CUMBERLAND ROAD
        01         CITY      :    ELDER MOUNTAIN
                   STATE/ZIP : TN  37419
    MORTGAGE AMOUNT :   265,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,901.17  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,763.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 53.53535
    ----------------------------------------------------------------------------
0   0007767817     MORTGAGORS: WOLF                 WILLIAM
                               WOLF                 NANCY
    REGION CODE    ADDRESS   : 15219 EAST FAIRY DUSTER COURT
        01         CITY      :    FOUNTAIN HILLS
                   STATE/ZIP : AZ  85268
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    298,786.12  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,021.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 75.77600
    ----------------------------------------------------------------------------
0   0007769367     MORTGAGORS: LINDSTROM            MARLENE
                               LINDSTROM            PER-AXEL
    REGION CODE    ADDRESS   : 1401 5TH AVENUE W. #407
        01         CITY      :    SEATTLE
                   STATE/ZIP : WA  98119
    MORTGAGE AMOUNT :   272,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    270,696.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,832.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007769508     MORTGAGORS: NOAKES               MICHAEL
                               NOAKES               MARY
    REGION CODE    ADDRESS   : 34 MOUNTAIN LAUREL DRIVE
        01         CITY      :    LITTLETON
                   STATE/ZIP : CO  80127
    MORTGAGE AMOUNT :   341,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    340,151.80  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,329.63  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 66.96000
    ----------------------------------------------------------------------------
0   0007773500     MORTGAGORS: BOWDEN               JOHN
                               BOWDEN               MELISSA
    REGION CODE    ADDRESS   : 1825 COOK ROAD
        01         CITY      :    OXFORD
                   STATE/ZIP : GA  30267
    MORTGAGE AMOUNT :   417,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    415,726.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,742.68  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 78.77300
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,596,000.00
                               P & I AMT:     10,689.03  UPB AMT:   1,589,261.61
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:            8
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007773518     MORTGAGORS: HORTON               DAVID
                               HORTON               GAIL
    REGION CODE    ADDRESS   : 205 WATERBURY CIRCLE
        01         CITY      :    FRANKLIN
                   STATE/ZIP : TN  37067
    MORTGAGE AMOUNT :   372,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    370,447.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,447.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 79.98100
    ----------------------------------------------------------------------------
0   0007773526     MORTGAGORS: BARLOW               STEPHEN
                               BARLOW               JANET
    REGION CODE    ADDRESS   : 7072 NORTH HIGHFIELD DRIVE
        01         CITY      :    BIRMINGHAM
                   STATE/ZIP : AL  35242
    MORTGAGE AMOUNT :   424,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    422,183.94  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,858.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.99535
    ----------------------------------------------------------------------------
0   0007773534     MORTGAGORS: ALLEN                MICHAEL
                               ALLEN                MELISSA
    REGION CODE    ADDRESS   : 4461 WATERBURY LANE
        01         CITY      :    MARIETTA
                   STATE/ZIP : GA  30062
    MORTGAGE AMOUNT :   282,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    281,200.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,855.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007773633     MORTGAGORS: LESKO                DIANE

    REGION CODE    ADDRESS   : 433 TATTNALL STREET
        01         CITY      :    SAVANNAH
                   STATE/ZIP : GA  31401
    MORTGAGE AMOUNT :   248,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    246,709.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,670.82  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 69.85900
    ----------------------------------------------------------------------------
0   0007773658     MORTGAGORS: BRAKEBILL            LARRY
                               BRAKEBILL            JEANIE
    REGION CODE    ADDRESS   : 9112 HEMINGWAY GROVE CIRCLE
        01         CITY      :    KNOXVILLE
                   STATE/ZIP : TN  37922
    MORTGAGE AMOUNT :   440,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    437,492.68  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,964.36  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 71.51200
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,767,250.00
                               P & I AMT:     11,796.32  UPB AMT:   1,758,032.87
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:            9
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007773690     MORTGAGORS: FOREHAND JR          HARRY
                               FOREHAND             MARILYN
    REGION CODE    ADDRESS   : 19924 GULF BLVD
        01         CITY      :    INDIAN SHORES
                   STATE/ZIP : FL  33785
    MORTGAGE AMOUNT :   375,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    373,519.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,558.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 47.77000
    ----------------------------------------------------------------------------
0   0007773708     MORTGAGORS: SOUDERS              BRADLEY
                               SOUDERS              KARI
    REGION CODE    ADDRESS   : 57 AEGEAN AVENUE
        01         CITY      :    TAMPA
                   STATE/ZIP : FL  33606
    MORTGAGE AMOUNT :   295,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    294,244.45  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,941.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 84.91300
    ----------------------------------------------------------------------------
0   0007773716     MORTGAGORS: DAG                  LILLIAM

    REGION CODE    ADDRESS   : 1535 DORADO AVENUE
        01         CITY      :    CORAL GABLES
                   STATE/ZIP : FL  33146
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    348,512.85  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,299.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 76.08600
    ----------------------------------------------------------------------------
0   0007773724     MORTGAGORS: BEEBE                RONALD
                               BEEBE                DONNA
    REGION CODE    ADDRESS   : 197 CLUB DRIVE
        01         CITY      :    GAINESVILLE
                   STATE/ZIP : GA  30506
    MORTGAGE AMOUNT :   366,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    364,715.16  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,469.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 89.39024
    ----------------------------------------------------------------------------
0   0007773807     MORTGAGORS: GREMS                EDWARD
                               GREMS                KELLY
    REGION CODE    ADDRESS   : 1372 CARPERS FARM WAY
        01         CITY      :    VIENNA
                   STATE/ZIP : VA  22182
    MORTGAGE AMOUNT :   348,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    345,932.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,315.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,735,000.00
                               P & I AMT:     11,583.07  UPB AMT:   1,726,924.64
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           10
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007773849     MORTGAGORS: NG                   BRADFORD
                               BITTING              KATHRYN
    REGION CODE    ADDRESS   :   3401  NATHANIEL OAKS COURT
        01         CITY      :    HERNDON
                   STATE/ZIP : VA  20171
    MORTGAGE AMOUNT :   426,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    424,069.58  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,873.41  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 74.17300
    ----------------------------------------------------------------------------
0   0007774011     MORTGAGORS: ASTON                ROGER
                               ASTON                SUSAN
    REGION CODE    ADDRESS   : 6901 BENT PINE PLACE
        01         CITY      :    RALEIGH
                   STATE/ZIP : NC  27615
    MORTGAGE AMOUNT :   316,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    314,689.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,102.36  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 79.61700
    ----------------------------------------------------------------------------
0   0007774201     MORTGAGORS: FRANCISCO            JOSE

    REGION CODE    ADDRESS   : 5355 LA GORCE DRIVE
        01         CITY      :    MIAMI BEACH
                   STATE/ZIP : FL  33140
    MORTGAGE AMOUNT :   277,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    276,404.45  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,893.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------------------
0   0007774250     MORTGAGORS: ROGERS-SPRINKLE      LINDA

    REGION CODE    ADDRESS   : 3298 OAKMONT TERRACE
        01         CITY      :    LONGWOOD
                   STATE/ZIP : FL  32779
    MORTGAGE AMOUNT :   277,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    275,857.28  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,866.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.14200
    ----------------------------------------------------------------------------
0   0007775604     MORTGAGORS: CHASE                KEVIN
                               CHASE                SUZANNE
    REGION CODE    ADDRESS   : 134 FIELDPOINT DRIVE
        01         CITY      :    IRVINGTON
                   STATE/ZIP : NY  10533
    MORTGAGE AMOUNT :   330,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    306,568.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,085.83  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.50000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.50000  PRODUCT CODE      :   002
    LTV :                 68.04100
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,627,000.00
                               P & I AMT:     10,820.84  UPB AMT:   1,597,589.54
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           11
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007775638     MORTGAGORS: MCMILLAN             JOHN
                               MCMILLAN             NANCY
    REGION CODE    ADDRESS   : 25 OTTER TRAIL
        01         CITY      :    WESTPORT
                   STATE/ZIP : CT  06880
    MORTGAGE AMOUNT :   483,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    481,893.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,219.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 79.99400
    ----------------------------------------------------------------------------
0   0007775653     MORTGAGORS: SUSSELES             MAXINE
                               COHEN                STEVEN
    REGION CODE    ADDRESS   : 187B CATERSON TERRACE
        01         CITY      :    HARTSDALE
                   STATE/ZIP : NY  10530
    MORTGAGE AMOUNT :   284,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    283,353.99  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,998.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.55000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.55000  PRODUCT CODE      :   002
    LTV :                 74.84200
    ----------------------------------------------------------------------------
0   0007775695     MORTGAGORS: SWEET                CHARLES
                               SWEET                ROSE
    REGION CODE    ADDRESS   : 638 CARRIAGE HILL LANE
        01         CITY      :    BOCA RATON
                   STATE/ZIP : FL  33486
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    398,702.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,688.13  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.10000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.10000  PRODUCT CODE      :   002
    LTV :                 89.08600
    ----------------------------------------------------------------------------
0   0007775703     MORTGAGORS: YANEZ                JOSE
                               LOPEZ-PORTILLO       MONICA
    REGION CODE    ADDRESS   : 11 SPRINGLAKE
        01         CITY      :    HINSDALE
                   STATE/ZIP : IL  60521
    MORTGAGE AMOUNT :   288,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    288,025.65  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,010.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.45000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.45000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------------------
0   0007775729     MORTGAGORS: CARRILLO             JOE
                               CARRILLO             MATTIE
    REGION CODE    ADDRESS   : 315 KESWICK COURT
        01         CITY      :    SUGAR LAND
                   STATE/ZIP : TX  77478
    MORTGAGE AMOUNT :   327,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    325,897.02  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,153.63  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.90000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.90000  PRODUCT CODE      :   002
    LTV :                 87.20000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,784,200.00
                               P & I AMT:     12,069.63  UPB AMT:   1,777,872.83
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           12
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007775737     MORTGAGORS: LIVIA                THOMAS

    REGION CODE    ADDRESS   : 9605 PARKVIEW AVENUE
        01         CITY      :    BOCA RATON
                   STATE/ZIP : FL  33428
    MORTGAGE AMOUNT :   322,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    321,484.52  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,200.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 85.55000
    ----------------------------------------------------------------------------
0   0007775745     MORTGAGORS: DEL GROSSO           SERGE
                               DEL GROSSO           THERESA
    REGION CODE    ADDRESS   : 41 VICTORIA ROAD
        01         CITY      :    ARDSLEY
                   STATE/ZIP : NY  10502
    MORTGAGE AMOUNT :   352,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    350,847.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,353.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.05000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.05000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007775760     MORTGAGORS: CLEMENTI             GAETANO
                               CLEMENTI             LELISA
    REGION CODE    ADDRESS   : 34 DAFFODIL DRIVE
        01         CITY      :    EAST FARMINGDALE
                   STATE/ZIP : NY  11735
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    298,988.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,975.81  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.90000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.90000  PRODUCT CODE      :   002
    LTV :                 71.94200
    ----------------------------------------------------------------------------
0   0007775794     MORTGAGORS: LOPPERT              DAVID
                               BROOKS               MARGARET
    REGION CODE    ADDRESS   : 107 PEMBROKE DRIVE
        01         CITY      :    PALM BEACH GARDENS
                   STATE/ZIP : FL  33418
    MORTGAGE AMOUNT :   420,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    417,387.67  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,822.54  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.10000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.10000  PRODUCT CODE      :   002
    LTV :                 79.69000
    ----------------------------------------------------------------------------
0   0007775851     MORTGAGORS: GRAYER               MATHEW
                               GRAYER               CORA
    REGION CODE    ADDRESS   : 64 BOULDER RIDGE ROAD
        01         CITY      :    SCARSDALE
                   STATE/ZIP : NY  10583
    MORTGAGE AMOUNT :   324,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    322,959.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,188.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.15000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.15000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,718,500.00
                               P & I AMT:     11,540.39  UPB AMT:   1,711,666.81
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           13
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007775943     MORTGAGORS: KLUGE                NORMAN
                               KLUGE                ROBIN
    REGION CODE    ADDRESS   : 3083 SHORE DRIVE
        01         CITY      :    MERRICK
                   STATE/ZIP : NY  11566
    MORTGAGE AMOUNT :   504,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    502,365.36  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,387.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.10000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.10000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007775984     MORTGAGORS: WALTON               JAMES
                               WALTON               NADINE
    REGION CODE    ADDRESS   : 949 FAIR OAKS
        01         CITY      :    OAK PARK
                   STATE/ZIP : IL  60302
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,197.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,791.33  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.35000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.35000  PRODUCT CODE      :   002
    LTV :                 48.62000
    ----------------------------------------------------------------------------
0   0007775992     MORTGAGORS: JOHANSSON            ANDERS
                               JOHANSSON            SUSAN
    REGION CODE    ADDRESS   : 123 BETSY BROWN ROAD
        01         CITY      :    PORT CHESTER
                   STATE/ZIP : NY  10573
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,100.78  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,891.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.15000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.15000  PRODUCT CODE      :   002
    LTV :                 69.13500
    ----------------------------------------------------------------------------
0   0007776016     MORTGAGORS: WALSH                ELIZABETH
                               WALSH                CHRISTOPHER
    REGION CODE    ADDRESS   : 10 REYNAL ROAD
        01         CITY      :    WHITE PLAINS
                   STATE/ZIP : NY  10605
    MORTGAGE AMOUNT :   263,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    261,822.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,771.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.10000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.10000  PRODUCT CODE      :   002
    LTV :                 79.87878
    ----------------------------------------------------------------------------
0   0007776198     MORTGAGORS: PAWLIK               JOHN
                               PAWLIK               ROSANNE
    REGION CODE    ADDRESS   : 4312 HAMMERSMITH LANE
        01         CITY      :    GLENVIEW
                   STATE/ZIP : IL  60025
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,083.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,077.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.40000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.40000  PRODUCT CODE      :   002
    LTV :                 48.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,607,600.00
                               P & I AMT:     10,918.14  UPB AMT:   1,601,569.32
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           14
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007776321     MORTGAGORS: WALKER               HUGH
                               WALKER               JUDITH
    REGION CODE    ADDRESS   : 2346 DUNSTAN DRIVE
        01         CITY      :    HOUSTON
                   STATE/ZIP : TX  77005
    MORTGAGE AMOUNT :   276,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    275,069.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,817.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.90000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.90000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007776453     MORTGAGORS: CERASUOLO            RON

    REGION CODE    ADDRESS   : 690 SW 18TH STREET
        01         CITY      :    BOCA RATON
                   STATE/ZIP : FL  33486
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,062.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,056.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.30000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.30000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------------------
0   0007776545     MORTGAGORS: JAMESON              ROBERT
                               JAMESON              KAREN
    REGION CODE    ADDRESS   : 4006 WOODBRIAR COURT
        01         CITY      :    SUGAR LAND
                   STATE/ZIP : TX  77479
    MORTGAGE AMOUNT :   297,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    296,017.64  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,975.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------------------
0   0007776560     MORTGAGORS: PEARSON              JOHN
                               PEARSON              SUE
    REGION CODE    ADDRESS   : 16339 SOUTHEAST ECKERT LANE
        01         CITY      :    CLACKAMAS
                   STATE/ZIP : OR  97015
    MORTGAGE AMOUNT :   266,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    265,163.60  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,827.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.30000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.30000  PRODUCT CODE      :   002
    LTV :                 65.00000
    ----------------------------------------------------------------------------
0   0007776818     MORTGAGORS: BABCOCK              EVERETT
                               BABCOCK              DEBRA
    REGION CODE    ADDRESS   : 25019 NORTHEAST 184TH COURT
        01         CITY      :    BATTLE GROUND
                   STATE/ZIP : WA  98604
    MORTGAGE AMOUNT :   277,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    276,634.81  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,902.46  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.30000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.30000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,417,000.00
                               P & I AMT:      9,579.92  UPB AMT:   1,411,947.71
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           15
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007776875     MORTGAGORS: MATERO               RICHARD

    REGION CODE    ADDRESS   : 49 SNOWDROP DRIVE
        01         CITY      :    NEW CITY
                   STATE/ZIP : NY  10956
    MORTGAGE AMOUNT :   468,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    463,761.76  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,113.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007776883     MORTGAGORS: TYLER                LAMONT

    REGION CODE    ADDRESS   : 127 HILLSHIRE COURT
        01         CITY      :    BARRINGTON
                   STATE/ZIP : IL  60010
    MORTGAGE AMOUNT :   505,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    503,329.67  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,359.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 63.92400
    ----------------------------------------------------------------------------
0   0007776925     MORTGAGORS: KILEY                S

    REGION CODE    ADDRESS   : 655 VIA MEZNER, UNIT #702
        01         CITY      :    NAPLES
                   STATE/ZIP : FL  34108
    MORTGAGE AMOUNT :   318,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    317,460.83  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,248.85  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.60000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.60000  PRODUCT CODE      :   002
    LTV :                 65.00000
    ----------------------------------------------------------------------------
0   0007776958     MORTGAGORS: ALEXANDER            KENNETH
                               ALEXANDER            KATHY
    REGION CODE    ADDRESS   : 21042 N ANDOVER RD
        01         CITY      :    KILDEER
                   STATE/ZIP : IL  60047
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    268,524.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,805.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.05000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.05000  PRODUCT CODE      :   002
    LTV :                 61.36300
    ----------------------------------------------------------------------------
0   0007777378     MORTGAGORS: CRAIN                LAWRENCE
                               CRAIN                ANDREA
    REGION CODE    ADDRESS   : 1406 LINDEN AVE
        01         CITY      :    DEERFIELD
                   STATE/ZIP : IL  60015
    MORTGAGE AMOUNT :   328,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    327,733.58  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,209.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.10000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.10000  PRODUCT CODE      :   002
    LTV :                 66.42400
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,890,300.00
                               P & I AMT:     12,737.30  UPB AMT:   1,880,810.79
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           16
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007777402     MORTGAGORS: TACKETT              CHRISTOPHER
                               TACKETT              JEANNE
    REGION CODE    ADDRESS   : 3005 KING RICHARD CIR
        01         CITY      :    ST CHARLES
                   STATE/ZIP : IL  60174
    MORTGAGE AMOUNT :   327,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    325,939.44  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,197.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.10000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.10000  PRODUCT CODE      :   002
    LTV :                 79.75600
    ----------------------------------------------------------------------------
0   0007777618     MORTGAGORS: PLUMMER              FREDERICK
                               MELLE                SIGRID
    REGION CODE    ADDRESS   : 866 PLAINWOOD DRIVE
        01         CITY      :    HOUSTON
                   STATE/ZIP : TX  77079
    MORTGAGE AMOUNT :   316,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    315,054.45  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,103.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 74.37647
    ----------------------------------------------------------------------------
0   0007778079     MORTGAGORS: SVABIC               VOJISLAV

    REGION CODE    ADDRESS   : 510 ALKIRE LAKE DRIVE
        01         CITY      :    SUGAR LAND
                   STATE/ZIP : TX  77478
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    346,119.44  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,387.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 70.00000
    ----------------------------------------------------------------------------
0   0007778111     MORTGAGORS: GONZALEZ             JUAN
                               GONZALEZ             MARIA
    REGION CODE    ADDRESS   : 3911 SOUTHWESTERN STREET
        01         CITY      :    HOUSTON
                   STATE/ZIP : TX  77005
    MORTGAGE AMOUNT :   325,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    323,835.24  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,184.11  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.10000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.10000  PRODUCT CODE      :   002
    LTV :                 79.26800
    ----------------------------------------------------------------------------
0   0007778178     MORTGAGORS: DAMUS                ALFRED
                               DAMUS                LEATRICE
    REGION CODE    ADDRESS   : 8145 SW 53 AVENUE
        01         CITY      :    MIAMI
                   STATE/ZIP : FL  33143
    MORTGAGE AMOUNT :   620,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    618,068.98  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,146.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.05000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.05000  PRODUCT CODE      :   002
    LTV :                 62.01000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,938,200.00
                               P & I AMT:     13,018.70  UPB AMT:   1,929,017.55
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           17
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007778376     MORTGAGORS: SULLIVAN             JOHN
                               DELL'OLIO            THERESA
    REGION CODE    ADDRESS   : 24 SKYVIEW LANE
        01         CITY      :    NEW ROCHELLE
                   STATE/ZIP : NY  10804
    MORTGAGE AMOUNT :   360,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    358,888.64  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,480.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.35000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.35000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------------------
0   0007778459     MORTGAGORS: MCCARNEY             JAMES
                               MCCARNEY             JILL
    REGION CODE    ADDRESS   : 124 VANDERBILT ROAD
        01         CITY      :    MANHASSET
                   STATE/ZIP : NY  11030
    MORTGAGE AMOUNT :   544,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    542,218.22  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,637.54  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.05000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.05000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007778525     MORTGAGORS: EIBNER               MARK
                               EIBNER               ALISON
    REGION CODE    ADDRESS   : 5388 PINYON JAY ROAD
        01         CITY      :    PARKER
                   STATE/ZIP : CO  80134
    MORTGAGE AMOUNT :   375,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    372,533.82  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,528.47  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   06/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------------------
0   0007778541     MORTGAGORS: GRONKE               ROBERT
                               FOLSON               WILLIE
    REGION CODE    ADDRESS   : 20 BRADDOCK PARK UNIT#2
        01         CITY      :    BOSTON
                   STATE/ZIP : MA  02116
    MORTGAGE AMOUNT :   425,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    421,509.02  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,863.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   05/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 58.94590
    ----------------------------------------------------------------------------
0   0007778632     MORTGAGORS: SATURNELLI           ANNE
                               VAN SCOY             MICHAEL
    REGION CODE    ADDRESS   : 90 BLUE RIDGE ROAD
        01         CITY      :    NORTH ANDOVER
                   STATE/ZIP : MA  01845
    MORTGAGE AMOUNT :   315,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    313,047.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,230.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   06/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   2,019,500.00
                               P & I AMT:     13,740.59  UPB AMT:   2,008,197.39
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           18
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007778657     MORTGAGORS: BARR                 KELLY

    REGION CODE    ADDRESS   : 81 ARBORWAY
        01         CITY      :    JAMAICA PLAIN
                   STATE/ZIP : MA  02130
    MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    250,730.59  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,805.36  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 78.26000
    ----------------------------------------------------------------------------
0   0007778665     MORTGAGORS: STONE                LARRY
                               STONE                JOANNE
    REGION CODE    ADDRESS   : 35803 249TH AVENUE SE
        01         CITY      :    ENUMCLAW
                   STATE/ZIP : WA  98022
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    268,748.21  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,864.82  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------------------
0   0007778772     MORTGAGORS: BRYANT               ARTHUR
                               DEMIAN               DEMIAN
    REGION CODE    ADDRESS   : 5429 47TH AVENUE SOUTHWEST
        01         CITY      :    SEATTLE
                   STATE/ZIP : WA  98136
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    243,339.72  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,751.67  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 67.53200
    ----------------------------------------------------------------------------
0   0007778798     MORTGAGORS: ALLEN                THOMAS

    REGION CODE    ADDRESS   : 4329 BASAL CREEK DR
        01         CITY      :    FUQUAY VARINA
                   STATE/ZIP : NC  27526
    MORTGAGE AMOUNT :   360,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    358,203.44  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,395.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------------------
0   0007778806     MORTGAGORS: EHRLICHMAN           RICHARD
                               EHRLICHMAN           NANCY
    REGION CODE    ADDRESS   : 10 COLGATE ROAD
        01         CITY      :    WELLESLEY
                   STATE/ZIP : MA  02181
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    248,840.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,726.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 26.04100
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,392,000.00
                               P & I AMT:      9,543.63  UPB AMT:   1,369,862.89
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           19
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007778814     MORTGAGORS: CHASE                PAUL
                               CHASE                DOROTHY
    REGION CODE    ADDRESS   : 6410 286TH PLACE NORTHEAST
        01         CITY      :    CARNATION
                   STATE/ZIP : WA  98014
    MORTGAGE AMOUNT :   296,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    294,742.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,944.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 79.97200
    ----------------------------------------------------------------------------
0   0007778822     MORTGAGORS: DOUGHERTY            BURTIS
                               DOUGHERTY            SALLIANN
    REGION CODE    ADDRESS   : 3 FOURTH AVENUE
        01         CITY      :    SOUTHERN SHORES
                   STATE/ZIP : NC  27949
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    298,906.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,896.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.50000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.50000  PRODUCT CODE      :   002
    LTV :                 72.63900
    ----------------------------------------------------------------------------
0   0007778848     MORTGAGORS: ROGERS               VIVIAN

    REGION CODE    ADDRESS   : 5837 NORTH 46TH PLACE
        01         CITY      :    PHOENIX
                   STATE/ZIP : AZ  85018
    MORTGAGE AMOUNT :   243,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    242,508.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,662.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------------------
0   0007778855     MORTGAGORS: SIKORSKI             RICHARD
                               SIKORSKI             ELISABETH
    REGION CODE    ADDRESS   : 1111 ANNA BAR DRIVE
        01         CITY      :    CASTLE ROCK
                   STATE/ZIP : CO  80104
    MORTGAGE AMOUNT :   427,840.00  OPTION TO CONVERT :
    UNPAID BALANCE :    426,108.87  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,882.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007778921     MORTGAGORS: GREGORAK             WILLIAM
                               GREGORAK             CATHERINE
    REGION CODE    ADDRESS   : 937 TENACITY DRIVE
        01         CITY      :    LONGMONT
                   STATE/ZIP : CO  80501
    MORTGAGE AMOUNT :   329,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    328,232.83  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,249.82  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.93310
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,597,390.00
                               P & I AMT:     10,635.78  UPB AMT:   1,590,498.41
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           20
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007778970     MORTGAGORS: DALY                 KEITH
                               DALY                 MAURINE
    REGION CODE    ADDRESS   : 7 ASHTON DRIVE
        01         CITY      :    SHREWSBURY
                   STATE/ZIP : MA  01545
    MORTGAGE AMOUNT :   256,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    254,763.21  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,746.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007778988     MORTGAGORS: KOVACS               JOSEPH
                               KOVACS               SHERRY
    REGION CODE    ADDRESS   : 23 HARRIS FARM ROAD
        01         CITY      :    BOLTON
                   STATE/ZIP : MA  01740
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    297,666.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,970.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 60.60600
    ----------------------------------------------------------------------------
0   0007779010     MORTGAGORS: BLOOM                DAVID
                               BLOOM                DEBORAH
    REGION CODE    ADDRESS   : 4413 WOODFIELD BOULEVARD
        01         CITY      :    BOCA RATON
                   STATE/ZIP : FL  33434
    MORTGAGE AMOUNT :   348,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    346,106.81  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,373.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007779028     MORTGAGORS: STELLE               MARK

    REGION CODE    ADDRESS   : 315 COUNTY ROAD
        01         CITY      :    EDWARDS
                   STATE/ZIP : CO  81632
    MORTGAGE AMOUNT :   268,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    266,914.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,805.57  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007779044     MORTGAGORS: PAQUET               GUY
                               PAQUET               ELIZABETH
    REGION CODE    ADDRESS   : 41020 ROAD 38
        01         CITY      :    DOLORES
                   STATE/ZIP : CO  81323
    MORTGAGE AMOUNT :   336,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    334,403.36  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,292.12  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,508,000.00
                               P & I AMT:     10,188.82  UPB AMT:   1,499,854.40
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           21
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007779051     MORTGAGORS: BELL                 ROBERT

    REGION CODE    ADDRESS   : 867 WEST JONATHAN LANE
        01         CITY      :    BAYSIDE
                   STATE/ZIP : WI  53217
    MORTGAGE AMOUNT :   312,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    310,827.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,181.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007779069     MORTGAGORS: LISKA                DANIEL
                               LISTA                CYNTHIA
    REGION CODE    ADDRESS   : 5305 OCEAN DRIVE
        01         CITY      :    EMERALD ISLE
                   STATE/ZIP : NC  28594
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    318,861.28  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,049.00  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007779077     MORTGAGORS: KRULL                DAVID
                               BENZ                 LYNN
    REGION CODE    ADDRESS   : 20700 MARINE VIEW DRIVE SOUTHWEST
        01         CITY      :    NORMANDY PARK
                   STATE/ZIP : WA  98166
    MORTGAGE AMOUNT :   290,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    286,917.15  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,880.93  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 70.90400
    ----------------------------------------------------------------------------
0   0007779291     MORTGAGORS: KERSSE               MARTIN
                               KERSSE               JUDITH
    REGION CODE    ADDRESS   : 1403 FOREST GLEN CT
        01         CITY      :    BALTIMORE
                   STATE/ZIP : MD  21228
    MORTGAGE AMOUNT :   297,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    296,287.03  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,052.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007779408     MORTGAGORS: WOOD                 R.

    REGION CODE    ADDRESS   : 140 NORTH DEVEREUX COURT
        01         CITY      :    ATLANTA
                   STATE/ZIP : GA  30327
    MORTGAGE AMOUNT :   485,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    482,988.91  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,226.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 53.29600
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,704,200.00
                               P & I AMT:     11,390.89  UPB AMT:   1,695,882.06
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           22
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007779416     MORTGAGORS: NELSON               KEITH
                               NELSON               JILL
    REGION CODE    ADDRESS   : 3840 SW MARTINS LANE
        01         CITY      :    PORTLAND
                   STATE/ZIP : OR  97201
    MORTGAGE AMOUNT :   319,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    318,098.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,152.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------------------
0   0007779424     MORTGAGORS: MEDWID               ROBERT
                               MEDWID               JAYNE
    REGION CODE    ADDRESS   : 8 STONELEIGH LANE
        01         CITY      :    COHASSET
                   STATE/ZIP : MA  02025
    MORTGAGE AMOUNT :   424,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    422,664.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,892.43  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 62.81400
    ----------------------------------------------------------------------------
0   0007779432     MORTGAGORS: CACICH               ANTHONY
                               CACICH               KAREN
    REGION CODE    ADDRESS   : 309 MINEAR DRIVE
        01         CITY      :    LIBERTYVILLE
                   STATE/ZIP : IL  60048
    MORTGAGE AMOUNT :   340,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    338,624.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,290.64  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007779457     MORTGAGORS: ROBERTS              MICHAEL
                               ROBERTS              ARLENE
    REGION CODE    ADDRESS   : 3350 OAK STREET
        01         CITY      :    WHEAT RIDGE
                   STATE/ZIP : CO  80033
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    268,880.41  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,796.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 56.84200
    ----------------------------------------------------------------------------
0   0007779515     MORTGAGORS: GEERS                THOMAS
                               GEERS                BRENDA
    REGION CODE    ADDRESS   : 265 BELLEVUE DRIVE
        01         CITY      :    BOULDER
                   STATE/ZIP : CO  80302
    MORTGAGE AMOUNT :   310,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    308,714.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,062.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 40.95100
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,663,500.00
                               P & I AMT:     11,194.36  UPB AMT:   1,656,982.54
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           23
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007779671     MORTGAGORS: TYRRELL              MICHAEL
                               ZYATES               DIANE
    REGION CODE    ADDRESS   : 9690 FRINGE TREE ROAD
        01         CITY      :    GREAT FALLS
                   STATE/ZIP : VA  22066
    MORTGAGE AMOUNT :   504,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    501,805.75  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,268.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 79.37000
    ----------------------------------------------------------------------------
0   0007779689     MORTGAGORS: KENNEDY              MICHAEL
                               KENNEDY              NEENA
    REGION CODE    ADDRESS   : 2220  274TH COURT SOUTHEAST
        01         CITY      :    ISSAQUAH
                   STATE/ZIP : WA  98029
    MORTGAGE AMOUNT :   281,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,834.81  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,869.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 73.94700
    ----------------------------------------------------------------------------
0   0007779697     MORTGAGORS: BACHRACH             MIGUEL
                               BRUNS                BARBARA
    REGION CODE    ADDRESS   : 8621 CHATEAU DRIVE
        01         CITY      :    POTOMAC
                   STATE/ZIP : MD  20854
    MORTGAGE AMOUNT :   595,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    593,531.43  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,863.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 72.63400
    ----------------------------------------------------------------------------
0   0007779713     MORTGAGORS: SMITH                HARRY
                               SMITH                DEBRA
    REGION CODE    ADDRESS   : 13001 BOSWELL COURT
        01         CITY      :    POTAMIC
                   STATE/ZIP : MD  20854
    MORTGAGE AMOUNT :   376,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    374,844.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,596.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 67.74700
    ----------------------------------------------------------------------------
0   0007779721     MORTGAGORS: FARMER               WAYNE
                               FARMER               MERLE
    REGION CODE    ADDRESS   : 7410 NORTH MERCER WAY
        01         CITY      :    MERCER ISLAND
                   STATE/ZIP : WA  98040
    MORTGAGE AMOUNT :   525,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    523,176.60  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,405.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 40.38461
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   2,281,600.00
                               P & I AMT:     15,003.58  UPB AMT:   2,273,193.56
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           24
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007779820     MORTGAGORS: FRANK                DAVID
                               FRANK                ROSEMARIE
    REGION CODE    ADDRESS   : 3271 MCCULLY ROAD
        01         CITY      :    ALLISON PARK
                   STATE/ZIP : PA  15101
    MORTGAGE AMOUNT :   649,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    647,576.74  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,655.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 69.88100
    ----------------------------------------------------------------------------
0   0007779861     MORTGAGORS: BANNISTER            DAVID
                               BANNISTER            MARY
    REGION CODE    ADDRESS   : 20217 23RD PLACE NORTHWEST
        01         CITY      :    SHORELINE
                   STATE/ZIP : WA  98177
    MORTGAGE AMOUNT :   258,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    257,324.80  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,696.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007779945     MORTGAGORS: RUDDICK              RICHARD
                               RUDDICK              BRENDA
    REGION CODE    ADDRESS   : 7604 SHADYWOOD ROAD
        01         CITY      :    BETHESDA
                   STATE/ZIP : MD  20817
    MORTGAGE AMOUNT :   262,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    261,090.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,699.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 64.69100
    ----------------------------------------------------------------------------
0   0007779952     MORTGAGORS: KING                 DANIEL
                               KING                 MONIKA
    REGION CODE    ADDRESS   : 772 CYPRESS DRIVE
        01         CITY      :    BOULDER
                   STATE/ZIP : CO  80303
    MORTGAGE AMOUNT :   280,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,893.78  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,891.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007779960     MORTGAGORS: MARINCOVICH          JAMES
                               MARINCOVICH          CHISTINE
    REGION CODE    ADDRESS   : 3131 E MARYLAND AVENUE
        01         CITY      :    PHOENIX
                   STATE/ZIP : AZ  85016
    MORTGAGE AMOUNT :   410,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    408,709.01  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,796.92  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 75.92500
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,860,900.00
                               P & I AMT:     12,740.20  UPB AMT:   1,854,594.41
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           25
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007779986     MORTGAGORS: ROBINSON             ALAN
                               ROBINSON             JULISA
    REGION CODE    ADDRESS   : 10310 YELLOWWOOD LN
        01         CITY      :    UPPER MARLBORO
                   STATE/ZIP : MD  20774
    MORTGAGE AMOUNT :   254,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    253,137.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,668.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 89.12200
    ----------------------------------------------------------------------------
0   0007779994     MORTGAGORS: BURROWS              MARK
                               BURROWS              CHRISTINE
    REGION CODE    ADDRESS   : 2527 FOXCLIFF NORTH
        01         CITY      :    MARTINSVILLE
                   STATE/ZIP : IN  46151
    MORTGAGE AMOUNT :   297,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    296,017.64  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,975.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 75.18900
    ----------------------------------------------------------------------------
0   0007780034     MORTGAGORS: HAUKENESS            DAVID
                               PALEN                JOAN
    REGION CODE    ADDRESS   : 555 WILD HORSE CIRCLE
        01         CITY      :    BOULDER
                   STATE/ZIP : CO  80304
    MORTGAGE AMOUNT :   324,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    323,004.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,237.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 79.80200
    ----------------------------------------------------------------------------
0   0007780059     MORTGAGORS: HERBERT              WILLIAM
                               HERBERT              KAREN
    REGION CODE    ADDRESS   : 10112 NEDRA DRIVE
        01         CITY      :    GREAT FALLS
                   STATE/ZIP : VA  22066
    MORTGAGE AMOUNT :   600,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    598,015.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,991.81  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007780075     MORTGAGORS: POLLAK               JEFFERY
                               POLLAK               CAMMY
    REGION CODE    ADDRESS   : 2701 CIVITAN CLUB PLACE
        01         CITY      :    BROOKEVILLE
                   STATE/ZIP : MD  20833
    MORTGAGE AMOUNT :   284,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    283,903.22  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,942.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,759,800.00
                               P & I AMT:     11,816.99  UPB AMT:   1,754,078.62
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           26
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007780083     MORTGAGORS: BLEIWAS              HOWARD

    REGION CODE    ADDRESS   : 22282 CHASE
        01         CITY      :    NOVI
                   STATE/ZIP : MI  48375
    MORTGAGE AMOUNT :   297,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    296,017.59  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,975.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 67.89600
    ----------------------------------------------------------------------------
0   0007780125     MORTGAGORS: ALBERT               KENNETH
                               ALBERT               JODI
    REGION CODE    ADDRESS   : 13611 CHERRYDALE DRIVE
        01         CITY      :    ROCKVILLE
                   STATE/ZIP : MD  20850
    MORTGAGE AMOUNT :   325,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    323,871.23  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,107.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 76.47000
    ----------------------------------------------------------------------------
0   0007780133     MORTGAGORS: SCHAEFER             PAUL
                               SCHAEFER             SUSAN
    REGION CODE    ADDRESS   : 3818 PARKLAKE DRIVE
        01         CITY      :    ROCKVILLE
                   STATE/ZIP : MD  20853
    MORTGAGE AMOUNT :   382,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    380,602.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,477.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 78.43900
    ----------------------------------------------------------------------------
0   0007780141     MORTGAGORS: WILSON               JEFFREY
                               WILSON               MARY
    REGION CODE    ADDRESS   : 495 COMMON STREET
        01         CITY      :    DEDHAM
                   STATE/ZIP : MA  02026
    MORTGAGE AMOUNT :   329,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    327,361.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,325.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   11/01/23
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 47.00000
    ----------------------------------------------------------------------------
0   0007780158     MORTGAGORS: BYRNES               CHARLES
                               BYRNES               JANET
    REGION CODE    ADDRESS   : 22430 SOUTHWYCK CT
        01         CITY      :    NOVI
                   STATE/ZIP : MI  48374
    MORTGAGE AMOUNT :   265,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    264,165.56  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,807.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 60.77900
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,598,000.00
                               P & I AMT:     10,694.62  UPB AMT:   1,592,017.93
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           27
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007780166     MORTGAGORS: LAGGE                KEVIN
                               LAGGE                JUDITH
    REGION CODE    ADDRESS   : 209 HOLLOWDALE
        01         CITY      :    EDMOND
                   STATE/ZIP : OK  73003
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    278,465.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,862.85  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 73.10700
    ----------------------------------------------------------------------------
0   0007780174     MORTGAGORS: HOLT                 MARK
                               HOLT                 JULIE
    REGION CODE    ADDRESS   : 2082 NAVAJO TRAIL
        01         CITY      :    LAFAYETTE
                   STATE/ZIP : CO  80026
    MORTGAGE AMOUNT :   460,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    458,440.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,021.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 59.35400
    ----------------------------------------------------------------------------
0   0007780190     MORTGAGORS: MCUMBER              DEREK
                               MCUMBER              ARLYN
    REGION CODE    ADDRESS   : 5809 MIDHILL STREET
        01         CITY      :    BETHESDA
                   STATE/ZIP : MD  20817
    MORTGAGE AMOUNT :   347,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    345,823.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,279.54  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 88.97400
    ----------------------------------------------------------------------------
0   0007780216     MORTGAGORS: RISNER               F.
                               RISNER               MILDRED
    REGION CODE    ADDRESS   : 9020 ETCHING OVERLOOK
        01         CITY      :    DULUTH
                   STATE/ZIP : GA  30097
    MORTGAGE AMOUNT :   307,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    304,896.51  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,965.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 76.75000
    ----------------------------------------------------------------------------
0   0007780224     MORTGAGORS: FOLEY                DOROTHY
                               EASTWOOD             ELIZABETH
    REGION CODE    ADDRESS   : 7598 HOLLY BUSHWAY
        01         CITY      :    FALLS CHURCH
                   STATE/ZIP : VA  22043
    MORTGAGE AMOUNT :   310,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    308,141.21  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,036.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 79.48700
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,704,000.00
                               P & I AMT:     11,166.49  UPB AMT:   1,695,768.10
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           28
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007780232     MORTGAGORS: GALLI                GLENN
                               GALLI                KATHY
    REGION CODE    ADDRESS   : 22426 MOORGATE STREET
        01         CITY      :    NOVI
                   STATE/ZIP : MI  48374
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,068.58  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,862.85  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007780257     MORTGAGORS: EIKOOS               KAREN
                               KOCH                 DENISE
    REGION CODE    ADDRESS   : 2916 5TH AVENUE
        01         CITY      :    SEATTLE
                   STATE/ZIP : WA  98119
    MORTGAGE AMOUNT :   314,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    312,986.60  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,115.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 78.50000
    ----------------------------------------------------------------------------
0   0007780265     MORTGAGORS: IRVINE               MARTIN
                               EVERHART             DEBORAH
    REGION CODE    ADDRESS   : 4210 38TH STREET NW
        01         CITY      :    WASHINGTON
                   STATE/ZIP : DC  20016
    MORTGAGE AMOUNT :   326,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    325,185.21  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,144.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007780273     MORTGAGORS: HOPKINS              JAMES
                               HOPKINS              TERESA
    REGION CODE    ADDRESS   : 13515 NICHOLS DRIVE
        01         CITY      :    CLARKSVILLE
                   STATE/ZIP : MD  21029
    MORTGAGE AMOUNT :   264,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    262,931.80  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,778.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007780281     MORTGAGORS: MCCARTIN             TERRENCE
                               MCCARTIN             MUFTIAH
    REGION CODE    ADDRESS   : 1441 N ENGLEWOOD STREET
        01         CITY      :    ARLINGTON
                   STATE/ZIP : VA  22205
    MORTGAGE AMOUNT :   265,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    264,408.89  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,655.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.37500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.37500  PRODUCT CODE      :   002
    LTV :                 78.05800
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,449,800.00
                               P & I AMT:      9,556.92  UPB AMT:   1,444,581.08
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           29
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007780299     MORTGAGORS: TRICKEL              DANIEL
                               TRICKEL              MARCY
    REGION CODE    ADDRESS   : 4025 MANTLE RIDGE DR
        01         CITY      :    CUMMING
                   STATE/ZIP : GA  30041
    MORTGAGE AMOUNT :   253,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    252,840.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,666.63  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 89.99600
    ----------------------------------------------------------------------------
0   0007780307     MORTGAGORS: HOLLIDAY             CHAD
                               HOLLIDAY             MICHELLE
    REGION CODE    ADDRESS   : 4408 ARDEN FOREST DR
        01         CITY      :    HOLLY SPRINGS
                   STATE/ZIP : NC  27540
    MORTGAGE AMOUNT :   251,450.00  OPTION TO CONVERT :
    UNPAID BALANCE :    250,597.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,651.85  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 89.99600
    ----------------------------------------------------------------------------
0   0007780315     MORTGAGORS: DOUGLAS              DEAN
                               DOUGLAS              COLLEEN
    REGION CODE    ADDRESS   : 13785 BEAM RIDGE DRIVE
        01         CITY      :    MCCORDSVILLE
                   STATE/ZIP : IN  46055
    MORTGAGE AMOUNT :   311,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    310,120.42  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,122.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 83.83000
    ----------------------------------------------------------------------------
0   0007780323     MORTGAGORS: TREFF                DAVID
                               SHELTO               AUDREY
    REGION CODE    ADDRESS   : 189 LANGLEY ROAD
        01         CITY      :    NEWTON
                   STATE/ZIP : MA  02459
    MORTGAGE AMOUNT :   335,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    334,443.60  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,288.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 78.02300
    ----------------------------------------------------------------------------
0   0007780349     MORTGAGORS: O'CONNOR             JOHN
                               O'CONNOR             JEAN
    REGION CODE    ADDRESS   : 7 ARROWOOD LANE
        01         CITY      :    ANDOVER
                   STATE/ZIP : MA  01810
    MORTGAGE AMOUNT :   277,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    276,626.21  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,893.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,429,250.00
                               P & I AMT:      9,622.47  UPB AMT:   1,424,628.03
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           30
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007780364     MORTGAGORS: CASALENA             JOHN
                               CASALENA             JANICE
    REGION CODE    ADDRESS   : 4756 CHARLES CIRCLE NORTH
        01         CITY      :    STRAWBERRY
                   STATE/ZIP : AZ  85544
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,050.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,839.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007780372     MORTGAGORS: KROGER               KURT
                               KROGER               ANNE
    REGION CODE    ADDRESS   : 736 12TH AVE E
        01         CITY      :    SEATTLE
                   STATE/ZIP : WA  98102
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    345,936.06  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,328.56  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 67.96100
    ----------------------------------------------------------------------------
0   0007780406     MORTGAGORS: SCHMEISSER           STEVE
                               SCHMEISSER           KATHY
    REGION CODE    ADDRESS   : 11498 EAST ASTER DRIVE
        01         CITY      :    SCOTTSDALE
                   STATE/ZIP : AZ  85259
    MORTGAGE AMOUNT :   296,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    294,859.91  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,044.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007780414     MORTGAGORS: MATHESON             DAVID
                               MATHESON             TRACY
    REGION CODE    ADDRESS   : 741 DIXIE PARKWAY
        01         CITY      :    WINTER PARK
                   STATE/ZIP : FL  32789
    MORTGAGE AMOUNT :   293,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    292,006.90  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,924.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 79.83600
    ----------------------------------------------------------------------------
0   0007780422     MORTGAGORS: SCOTT                MICHAEL

    REGION CODE    ADDRESS   : 1531 LODGE LANE
        01         CITY      :    BOULDER
                   STATE/ZIP : CO  80303
    MORTGAGE AMOUNT :   254,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    253,558.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,692.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,473,400.00
                               P & I AMT:      9,829.69  UPB AMT:   1,465,412.37
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           31
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007780430     MORTGAGORS: WALSH                DAVID
                               WALSH                CHIYA
    REGION CODE    ADDRESS   : 1216 88TH PLACE NE
        01         CITY      :    BELLEVUE
                   STATE/ZIP : WA  98004
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    348,897.91  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,387.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 69.30600
    ----------------------------------------------------------------------------
0   0007780448     MORTGAGORS: RAMSAY               KENNETH
                               RAMSAY               SHARON
    REGION CODE    ADDRESS   : 63 LINDALL ST
        01         CITY      :    DANVERS
                   STATE/ZIP : MA  01923
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,027.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,816.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007780455     MORTGAGORS: WEBER                MARK
                               CROWLEY              ANDREA
    REGION CODE    ADDRESS   : 4 HAWKRIDGE ROAD
        01         CITY      :    ANDOVER
                   STATE/ZIP : MA  01810
    MORTGAGE AMOUNT :   355,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    352,336.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,391.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 64.07900
    ----------------------------------------------------------------------------
0   0007780463     MORTGAGORS: DOLAN                WILLIAM
                               DOLAN                NANCY
    REGION CODE    ADDRESS   : 227 W. LAKE STREET
        01         CITY      :    BARRINGTON
                   STATE/ZIP : IL  60010
    MORTGAGE AMOUNT :   370,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    368,311.59  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,399.81  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 74.00000
    ----------------------------------------------------------------------------
0   0007780471     MORTGAGORS: SMITH                KIRSTEN
                               SMITH                CLINTON
    REGION CODE    ADDRESS   : 2615 279TH COURT NORTHEAST
        01         CITY      :    REDMOND
                   STATE/ZIP : WA  98053
    MORTGAGE AMOUNT :   299,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    298,459.82  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,942.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 79.86600
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,654,500.00
                               P & I AMT:     10,937.76  UPB AMT:   1,647,033.26
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           32
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007780489     MORTGAGORS: PERRON               DENIS
                               PERRON               MARGARET
    REGION CODE    ADDRESS   : 37 GOLDEN EAGLE LANE
        01         CITY      :    LITTLETON
                   STATE/ZIP : CO  80127
    MORTGAGE AMOUNT :   449,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    447,340.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,912.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 70.70800
    ----------------------------------------------------------------------------
0   0007780497     MORTGAGORS: NEAL                 ROBERT
                               NEAL                 CATHERINE
    REGION CODE    ADDRESS   : 564 TWIN OAKS
        01         CITY      :    CARMEL
                   STATE/ZIP : IN  46032
    MORTGAGE AMOUNT :   290,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    289,889.68  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,886.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 75.65600
    ----------------------------------------------------------------------------
0   0007780505     MORTGAGORS: TITUS                JOHN
                               PATTERSON            STEPHEN
    REGION CODE    ADDRESS   : 129 HIGH STREET
        01         CITY      :    WINCHESTER
                   STATE/ZIP : MA  01890
    MORTGAGE AMOUNT :   448,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    446,481.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,943.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007780513     MORTGAGORS: KELTNER              MARSHALL
                               KELTNER              SHERRY
    REGION CODE    ADDRESS   : 12275 RIDGESIDE ROAD
        01         CITY      :    INDIANAPOLIS
                   STATE/ZIP : IN  46256
    MORTGAGE AMOUNT :   394,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    393,195.16  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,624.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 74.15400
    ----------------------------------------------------------------------------
0   0007780521     MORTGAGORS: MCAVEENEY            JOHN
                               MCAVEENEY            ANN
    REGION CODE    ADDRESS   : 230 WEST ONWENTSIA ROAD
        01         CITY      :    LAKE FOREST
                   STATE/ZIP : IL  60045
    MORTGAGE AMOUNT :   450,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    448,474.74  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,956.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 65.69300
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   2,032,400.00
                               P & I AMT:     13,322.83  UPB AMT:   2,025,381.06
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           33
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007780539     MORTGAGORS: SETTLE               DARYL
                               SETTLE               JANICE
    REGION CODE    ADDRESS   : 4114 FAITH CT
        01         CITY      :    ALEXANDRIA
                   STATE/ZIP : VA  22311
    MORTGAGE AMOUNT :   257,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    256,149.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,709.83  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 61.19000
    ----------------------------------------------------------------------------
0   0007780554     MORTGAGORS: LINSALATA            MARK
                               LINSALATA            KIMBERLY
    REGION CODE    ADDRESS   : 5302 EAST YUCCA STREET
        01         CITY      :    SCOTTSDALE
                   STATE/ZIP : AZ  85254
    MORTGAGE AMOUNT :   297,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    295,894.65  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,951.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 79.20000
    ----------------------------------------------------------------------------
0   0007780562     MORTGAGORS: SCHLAGHECK           DAVID
                               SCHLAGHECK           DARLENE
    REGION CODE    ADDRESS   : 6337 MIAMI COURT
        01         CITY      :    LOVELAND
                   STATE/ZIP : OH  45140
    MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,074.01  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,740.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 77.53846
    ----------------------------------------------------------------------------
0   0007780570     MORTGAGORS: DANIELS              SHEILA

    REGION CODE    ADDRESS   : 110 LARKSPUR
        01         CITY      :    KETCHUM
                   STATE/ZIP : ID  83340
    MORTGAGE AMOUNT :   281,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    280,046.19  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,845.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 79.82900
    ----------------------------------------------------------------------------
0   0007780588     MORTGAGORS: AGIUS                JOSEPH

    REGION CODE    ADDRESS   : 111 BRENTWOOD DRIVE
        01         CITY      :    DEARBORN
                   STATE/ZIP : MI  48124
    MORTGAGE AMOUNT :   263,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    262,086.59  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,705.81  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 79.45600
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,350,000.00
                               P & I AMT:      8,953.20  UPB AMT:   1,345,251.39
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           34
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007780596     MORTGAGORS: GORDON               STEPHEN
                               GORDON               MARGARET
    REGION CODE    ADDRESS   : 4 STEWART STREET
        01         CITY      :    HOPKINTON
                   STATE/ZIP : MA  01748
    MORTGAGE AMOUNT :   295,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    293,975.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,913.36  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 71.60100
    ----------------------------------------------------------------------------
0   0007780604     MORTGAGORS: ZIPSER               MARTIN
                               ZIPSER               KATHLEEN
    REGION CODE    ADDRESS   : 540 TUCKEY LANE EAST
        01         CITY      :    PHOENIX
                   STATE/ZIP : AZ  85012
    MORTGAGE AMOUNT :   245,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    244,149.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,589.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 65.50800
    ----------------------------------------------------------------------------
0   0007780612     MORTGAGORS: RUTIGLIANO           CARLO
                               RUTIGLIANO           KAREN
    REGION CODE    ADDRESS   : 713 GOLFPOINT DRIVE
        01         CITY      :    WINTER SPRINGS
                   STATE/ZIP : FL  32708
    MORTGAGE AMOUNT :   296,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    295,044.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,994.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 72.19500
    ----------------------------------------------------------------------------
0   0007780620     MORTGAGORS: WELNICK              MICHAEL
                               WELNICK              JEANNE
    REGION CODE    ADDRESS   : 9661 EAST LAUREL LANE
        01         CITY      :    SCOTTSDALE
                   STATE/ZIP : AZ  85260
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    318,941.58  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,128.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 51.61200
    ----------------------------------------------------------------------------
0   0007780638     MORTGAGORS: NORRIS               ROGER
                               NORRIS               ANGELA
    REGION CODE    ADDRESS   : 2240 BIG BEAR CIRCLE
        01         CITY      :    SEDALIA
                   STATE/ZIP : CO  80135
    MORTGAGE AMOUNT :   487,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    485,389.22  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,240.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 74.92300
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,643,000.00
                               P & I AMT:     10,865.63  UPB AMT:   1,637,500.04
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           35
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007780646     MORTGAGORS: KEHE                 ERIC
                               KEHE                 TAMMY
    REGION CODE    ADDRESS   : 3274 BEECH COURT
        01         CITY      :    GOLDEN
                   STATE/ZIP : CO  80401
    MORTGAGE AMOUNT :   261,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    260,071.26  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,671.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 69.60000
    ----------------------------------------------------------------------------
0   0007780661     MORTGAGORS: WEIL                 ROBBIN

    REGION CODE    ADDRESS   : 2345 43RD AVE E
        01         CITY      :    SEATTLE
                   STATE/ZIP : WA  98112
    MORTGAGE AMOUNT :   317,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    315,976.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,135.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 53.27700
    ----------------------------------------------------------------------------
0   0007780679     MORTGAGORS: KUIVINEN             NED
                               KUIVINEN             DEBORAH
    REGION CODE    ADDRESS   : 4757 EAST VALLEY VISTA LANE
        01         CITY      :    PARADISE VALLEY
                   STATE/ZIP : AZ  85253
    MORTGAGE AMOUNT :   508,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    506,278.14  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,337.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 63.10500
    ----------------------------------------------------------------------------
0   0007780687     MORTGAGORS: KNAPP                CALVIN
                               MALONE               BETH
    REGION CODE    ADDRESS   : 12949 HOLMES POINT DRIVE NE
        01         CITY      :    KIRKLAND
                   STATE/ZIP : WA  98034
    MORTGAGE AMOUNT :   549,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    539,966.10  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,515.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 52.28500
    ----------------------------------------------------------------------------
0   0007780695     MORTGAGORS: RECKART              TIMOTHY
                               RECKART              JANE
    REGION CODE    ADDRESS   : 410 SAHUARA STREET NORTH
        01         CITY      :    TUCSON
                   STATE/ZIP : AZ  85711
    MORTGAGE AMOUNT :   427,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    424,682.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,844.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   2,062,500.00
                               P & I AMT:     13,503.58  UPB AMT:   2,046,974.50
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           36
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007780703     MORTGAGORS: DAVIS                WILLIS

    REGION CODE    ADDRESS   : 511 PINCHOT DRIVE
        01         CITY      :    ASHEVILLE
                   STATE/ZIP : NC  28803
    MORTGAGE AMOUNT :   311,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    309,919.83  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,017.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 79.94800
    ----------------------------------------------------------------------------
0   0007780737     MORTGAGORS: JOHNSON              EDMUND
                               JOHNSON              MARGARET
    REGION CODE    ADDRESS   : 4475 NASSAU PLACE
        01         CITY      :    BOULDER
                   STATE/ZIP : CO  80301
    MORTGAGE AMOUNT :   255,550.00  OPTION TO CONVERT :
    UNPAID BALANCE :    254,662.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,657.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 79.99700
    ----------------------------------------------------------------------------
0   0007780745     MORTGAGORS: HOROWITZ             JOHN
                               HOROWITZ             DEBORAH
    REGION CODE    ADDRESS   : 917 RIDGECREST ROAD
        01         CITY      :    ORLANDO
                   STATE/ZIP : FL  32806
    MORTGAGE AMOUNT :   414,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    410,951.16  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,616.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.50000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007780760     MORTGAGORS: RESNICK              DANIEL
                               RESNICK              ELLEN
    REGION CODE    ADDRESS   : 2745 QUAIL LANE
        01         CITY      :    NORTHBROOK
                   STATE/ZIP : IL  60062
    MORTGAGE AMOUNT :   319,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    317,875.89  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,122.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 62.54900
    ----------------------------------------------------------------------------
0   0007780778     MORTGAGORS: CALKIN               MARK
                               CALKIN               MELISSA
    REGION CODE    ADDRESS   : 1672 SILVERCREEK LANE
        01         CITY      :    EVERGREEN
                   STATE/ZIP : CO  80439
    MORTGAGE AMOUNT :   531,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    529,084.58  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,400.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 76.12900
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,830,550.00
                               P & I AMT:     11,813.76  UPB AMT:   1,822,493.92
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           37
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007780786     MORTGAGORS: SHEERAN              GORDON

    REGION CODE    ADDRESS   : 5200 RIVER WEST DR.
        01         CITY      :    LEWISVILLE
                   STATE/ZIP : NC  27023
    MORTGAGE AMOUNT :   488,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    486,254.51  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,246.68  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 73.38300
    ----------------------------------------------------------------------------
0   0007780794     MORTGAGORS: NORMAN               THOMAS
                               NORMAN               JOANN
    REGION CODE    ADDRESS   : 1358 UNDERPASS ROAD
        01         CITY      :    ADVANCE
                   STATE/ZIP : NC  27006
    MORTGAGE AMOUNT :   265,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    264,244.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,898.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 74.02200
    ----------------------------------------------------------------------------
0   0007780802     MORTGAGORS: O'DOWD               MELVYN
                               O'DOWD               DELPHINE
    REGION CODE    ADDRESS   : 5565 MURFIELD
        01         CITY      :    ROCHESTER
                   STATE/ZIP : MI  48306
    MORTGAGE AMOUNT :   554,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    550,504.32  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,687.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 55.43000
    ----------------------------------------------------------------------------
0   0007780810     MORTGAGORS: KISLING              DONALD
                               KISLING              CONNIE
    REGION CODE    ADDRESS   : 5002 CENTURY OAKS COURT
        01         CITY      :    GREENSBORO
                   STATE/ZIP : NC  27455
    MORTGAGE AMOUNT :   277,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    276,559.40  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,822.98  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------------------
0   0007780844     MORTGAGORS: BELL                 LARRY
                               BELL                 SANDRA
    REGION CODE    ADDRESS   : 375 IVY CIRCLE
        01         CITY      :    ADVANCE
                   STATE/ZIP : NC  27006
    MORTGAGE AMOUNT :   290,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    289,040.80  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,929.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 73.97900
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,874,800.00
                               P & I AMT:     12,585.32  UPB AMT:   1,866,603.58
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           38
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007788029     MORTGAGORS: CHIAPPARI            MICHAEL
                               CHIAPPARI            KATHLEEN
    REGION CODE    ADDRESS   : 721 SHILOH CANYON
        01         CITY      :    SANTA ROSA
                   STATE/ZIP : CA  95403
    MORTGAGE AMOUNT :   580,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    578,634.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,956.63  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 34.11700
    ----------------------------------------------------------------------------
0   0007788037     MORTGAGORS: GORE                 KENNETH
                               GORE                 CHRISTINE
    REGION CODE    ADDRESS   : 126 CAMINO DELAS COLINAS
        01         CITY      :    TORRANCE
                   STATE/ZIP : CA  90277
    MORTGAGE AMOUNT :   415,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    414,533.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,797.28  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007788045     MORTGAGORS: BUNCH                KARL
                               BUNCH                INGRID
    REGION CODE    ADDRESS   : 9384 SUVA STREET
        01         CITY      :    DOWNEY
                   STATE/ZIP : CA  90240
    MORTGAGE AMOUNT :   650,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    648,982.80  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,434.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 78.31300
    ----------------------------------------------------------------------------
0   0007788060     MORTGAGORS: HANSON               JOHN
                               HANSON               GLORIA
    REGION CODE    ADDRESS   : 2216 PYRAMID STREET
        01         CITY      :    LIVERMORE
                   STATE/ZIP : CA  94550
    MORTGAGE AMOUNT :   468,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    466,562.37  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,232.36  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007788078     MORTGAGORS: CARNATHAN            CRAIG
                               CARNATHAN            LUISA
    REGION CODE    ADDRESS   : 603 OLD VINE COURT
        01         CITY      :    PLEASANT HILL
                   STATE/ZIP : CA  94523
    MORTGAGE AMOUNT :   329,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    328,536.25  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,220.58  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 75.77000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   2,442,800.00
                               P & I AMT:     16,641.00  UPB AMT:   2,437,249.78
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           39
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007788094     MORTGAGORS: WILLIAMS             GARTH
                               WILLIAMS             MARILYN
    REGION CODE    ADDRESS   : 1 SNOWBERRY COURT
        01         CITY      :    ORINDA
                   STATE/ZIP : CA  94563
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,582.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,751.67  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 54.96800
    ----------------------------------------------------------------------------
0   0007788102     MORTGAGORS: ATWAL                SUKHDEV
                               ATWAL                SUKHJINDER
    REGION CODE    ADDRESS   : 920 IVY GLEN DRIVE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95133
    MORTGAGE AMOUNT :   352,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    352,184.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,376.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.99700
    ----------------------------------------------------------------------------
0   0007788110     MORTGAGORS: BASS                 JAY
                               BASS                 CHRISTIEN
    REGION CODE    ADDRESS   : 1685 TULANE DRIVE
        01         CITY      :    MOUNTAIN VIEW
                   STATE/ZIP : CA  94040
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,542.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,072.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 53.09700
    ----------------------------------------------------------------------------
0   0007788128     MORTGAGORS: RUDEE                STEPHEN
                               RUDEE                MARILYN
    REGION CODE    ADDRESS   : 390 SUNFISH COURT
        01         CITY      :    FOSTER CITY
                   STATE/ZIP : CA  94404
    MORTGAGE AMOUNT :   304,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    304,334.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,105.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 55.41800
    ----------------------------------------------------------------------------
0   0007788136     MORTGAGORS: BENSON               ERIC
                               BENSON               LORIN
    REGION CODE    ADDRESS   : 1305 DARWIN AVENUE
        01         CITY      :    LIVERMORE
                   STATE/ZIP : CA  94550
    MORTGAGE AMOUNT :   257,550.00  OPTION TO CONVERT :
    UNPAID BALANCE :    257,185.27  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,845.12  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 85.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,475,100.00
                               P & I AMT:     10,150.55  UPB AMT:   1,472,829.08
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           40
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007788144     MORTGAGORS: JORDAN               KAREL

    REGION CODE    ADDRESS   : 1053 ECHO DRIVE
        01         CITY      :    LOS ALTOS
                   STATE/ZIP : CA  94024
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,506.74  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,995.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 35.71400
    ----------------------------------------------------------------------------
0   0007788151     MORTGAGORS: LIVINGSTON           MARTIN
                               LIVINGSTON           KIMBERLY
    REGION CODE    ADDRESS   : 1918 CHARDONNAY COURT
        01         CITY      :    LIVERMORE
                   STATE/ZIP : CA  94550
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    349,438.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,358.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 48.95100
    ----------------------------------------------------------------------------
0   0007788169     MORTGAGORS: NGUYEN               TUE
                               VU                   LE
    REGION CODE    ADDRESS   : 5953 FIDDLETOWN PLACE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95120
    MORTGAGE AMOUNT :   460,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    459,224.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,021.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007788177     MORTGAGORS: ESPIRITU             NANDY
                               ESPIRITU             FLORA
    REGION CODE    ADDRESS   : 3101 CUNNINGHAM LAKE COURT
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95148
    MORTGAGE AMOUNT :   329,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    329,407.50  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,195.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 87.99800
    ----------------------------------------------------------------------------
0   0007788201     MORTGAGORS: BESCH                STEPHEN
                               BESCH                SUSAN
    REGION CODE    ADDRESS   : 22040 JODI PLACE
        01         CITY      :    SAUGUS (AREA)
                   STATE/ZIP : CA  91350
    MORTGAGE AMOUNT :   243,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    242,619.73  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,657.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,682,950.00
                               P & I AMT:     11,228.67  UPB AMT:   1,680,197.38
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           41
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007788219     MORTGAGORS: BLAIR                LYNNE

    REGION CODE    ADDRESS   : 2123 MALCOLM AVENUE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90025
    MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,605.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,719.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 44.21000
    ----------------------------------------------------------------------------
0   0007788227     MORTGAGORS: JENSEN               MICHAEL
                               JENSEN               TERI
    REGION CODE    ADDRESS   : 440 LANTERN CREST DRIVE
        01         CITY      :    REDLANDS
                   STATE/ZIP : CA  92373
    MORTGAGE AMOUNT :   392,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    391,371.18  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,640.98  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007788250     MORTGAGORS: LE                   VINH
                               LE                   TAMMY
    REGION CODE    ADDRESS   : 757 SAINT TIMOTHY PLACE
        01         CITY      :    MORGAN HILL
                   STATE/ZIP : CA  95037
    MORTGAGE AMOUNT :   307,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    306,542.90  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,146.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 89.76800
    ----------------------------------------------------------------------------
0   0007788474     MORTGAGORS: PATEL                RAJIV
                               PATEL                RUPAL
    REGION CODE    ADDRESS   : 43952 SOUTH MORAY STREET
        01         CITY      :    FREMONT
                   STATE/ZIP : CA  94539
    MORTGAGE AMOUNT :   374,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    373,369.78  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,456.92  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 76.32600
    ----------------------------------------------------------------------------
0   0007788532     MORTGAGORS: GILE                 CHRISTOPHER
                               GILE                 ALLISON
    REGION CODE    ADDRESS   : 3413 MOCKINGBIRD LANE
        01         CITY      :    HIGHLAND PARK
                   STATE/ZIP : TX  75205
    MORTGAGE AMOUNT :   288,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,304.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,940.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,613,000.00
                               P & I AMT:     10,903.89  UPB AMT:   1,610,194.45
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           42
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007788565     MORTGAGORS: BOSSE                MARK
                               BOSSE                NANCY
    REGION CODE    ADDRESS   : 307 FERDINAND AVENUE
        01         CITY      :    EL GRANADA
                   STATE/ZIP : CA  94018
    MORTGAGE AMOUNT :   277,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    276,577.16  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,913.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 72.89473
    ----------------------------------------------------------------------------
0   0007788573     MORTGAGORS: MARCHER              ALAN
                               MARCHER              JULIE
    REGION CODE    ADDRESS   : 2331 TERRAZA GUITARA
        01         CITY      :    CARLSBAD
                   STATE/ZIP : CA  92009
    MORTGAGE AMOUNT :   279,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    278,552.44  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,879.68  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 76.43800
    ----------------------------------------------------------------------------
0   0007788615     MORTGAGORS: BRACKETT             JOHN
                               BRACKETT             KRISTEN
    REGION CODE    ADDRESS   : 15785 EL GATO LANE
        01         CITY      :    LOS GATOS
                   STATE/ZIP : CA  95032
    MORTGAGE AMOUNT :   367,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    366,568.43  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,414.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------------------
0   0007788623     MORTGAGORS: OSBORNE              NICHOLAS
                               NGUYEN-OSBORNE       ANH HONG
    REGION CODE    ADDRESS   : 11872 HILLTOP DRIVE
        01         CITY      :    LOS ALTOS
                   STATE/ZIP : CA  94024
    MORTGAGE AMOUNT :   595,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    593,528.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,958.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 47.60000
    ----------------------------------------------------------------------------
0   0007788631     MORTGAGORS: ADERHOLD             DAVID
                               ADERHOLD             NANCY
    REGION CODE    ADDRESS   : 2193 BENTLEY RIDGE DRIVE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95138
    MORTGAGE AMOUNT :   650,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    647,850.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,324.47  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 66.66600
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   2,168,500.00
                               P & I AMT:     14,490.09  UPB AMT:   2,163,076.39
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           43
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007788649     MORTGAGORS: SHIH                 HUNGWEN
                               YEH                  AI-CHENG
    REGION CODE    ADDRESS   : 41067 PEMENTEL COURT
        01         CITY      :    FREMONT
                   STATE/ZIP : CA  94539
    MORTGAGE AMOUNT :   524,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    522,266.81  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,486.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 79.39300
    ----------------------------------------------------------------------------
0   0007788680     MORTGAGORS: KLASSEN              STEVEN
                               KLASSEN              KIMBERLY
    REGION CODE    ADDRESS   : 71 ASPEN SPRINGS RANCH
        01         CITY      :    CROWLEY LAKE
                   STATE/ZIP : CA  93546
    MORTGAGE AMOUNT :   294,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    293,290.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,980.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 65.33300
    ----------------------------------------------------------------------------
0   0007788698     MORTGAGORS: ROGERS               ROBIN
                               ROGERS               LA VERGNE
    REGION CODE    ADDRESS   : 4312 NORTH WISHON AVENUE
        01         CITY      :    FRESNO
                   STATE/ZIP : CA  93704
    MORTGAGE AMOUNT :   245,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    244,408.74  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,650.61  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 55.68100
    ----------------------------------------------------------------------------
0   0007788706     MORTGAGORS: EATON                LYNN

    REGION CODE    ADDRESS   : 23304 POMPANO STREET
        01         CITY      :    MALIBU
                   STATE/ZIP : CA  90265
    MORTGAGE AMOUNT :   489,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    488,714.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,297.86  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 69.92800
    ----------------------------------------------------------------------------
0   0007788722     MORTGAGORS: WANG                 CHUNG-YI
                               HORNG                CHIA-CHING
    REGION CODE    ADDRESS   : 8539 MAHOGANY PLACE
        01         CITY      :    NEWARK
                   STATE/ZIP : CA  94560
    MORTGAGE AMOUNT :   262,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    262,099.27  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,813.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,815,000.00
                               P & I AMT:     12,228.43  UPB AMT:   1,810,780.05
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           44
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007788748     MORTGAGORS: ORTIZ                JEFF
                               ORTIZ                LARRA
    REGION CODE    ADDRESS   : 133 GOODFELLOW DRIVE
        01         CITY      :    ORINDA
                   STATE/ZIP : CA  94563
    MORTGAGE AMOUNT :   404,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    403,351.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,721.83  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007788755     MORTGAGORS: MCKINZIE             ERIC
                               MCKINZIE             MONIQUE
    REGION CODE    ADDRESS   : 6240 ALTAMAR CIRCLE
        01         CITY      :    LIVERMORE
                   STATE/ZIP : CA  94550
    MORTGAGE AMOUNT :   258,683.00  OPTION TO CONVERT :
    UNPAID BALANCE :    258,247.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,699.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 79.99900
    ----------------------------------------------------------------------------
0   0007788763     MORTGAGORS: SETO                 JOHN
                               SETO                 TERRI
    REGION CODE    ADDRESS   : 1255 SILVERWOOD COURT
        01         CITY      :    DANVILLE
                   STATE/ZIP : CA  94526
    MORTGAGE AMOUNT :   255,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    254,610.72  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,761.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 62.19500
    ----------------------------------------------------------------------------
0   0007788771     MORTGAGORS: MARKEVITCH           JAMES

    REGION CODE    ADDRESS   : 231 EMERSON STREET
        01         CITY      :    PALO ALTO
                   STATE/ZIP : CA  94301
    MORTGAGE AMOUNT :   566,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    565,613.49  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,864.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 48.21200
    ----------------------------------------------------------------------------
0   0007788789     MORTGAGORS: TOCHIHARA            JANE

    REGION CODE    ADDRESS   : 4586 EVEREST CIRCLE
        01         CITY      :    CYPRESS
                   STATE/ZIP : CA  90630
    MORTGAGE AMOUNT :   251,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    250,856.82  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,713.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,735,433.00
                               P & I AMT:     11,760.93  UPB AMT:   1,732,680.04
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           45
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007788797     MORTGAGORS: CARA                 ANTHONY
                               CARA                 ELECTRICE
    REGION CODE    ADDRESS   : 4778 LAGO VISTA CIRCLE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95129
    MORTGAGE AMOUNT :   272,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    271,605.01  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,925.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007788805     MORTGAGORS: MARTINEZ             ALLEN
                               BACH                 THUY-PHUONG
    REGION CODE    ADDRESS   : 224 GOLDEN HIND PASSAGE
        01         CITY      :    CORTE MADERA
                   STATE/ZIP : CA  94925
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,530.53  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,046.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007788813     MORTGAGORS: LOVING               JERRY
                               LOVING               SHEILA
    REGION CODE    ADDRESS   : 323 SHADY GLEN ROAD
        01         CITY      :    WALNUT CREEK
                   STATE/ZIP : CA  94596
    MORTGAGE AMOUNT :   288,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,502.67  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,867.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 42.66600
    ----------------------------------------------------------------------------
0   0007788821     MORTGAGORS: JANOS                LEO
                               JANOS                BONNIE
    REGION CODE    ADDRESS   : 2571 CORDELIA ROAD
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90049
    MORTGAGE AMOUNT :   287,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,315.03  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,890.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 30.64962
    ----------------------------------------------------------------------------
0   0007788839     MORTGAGORS: SEARCH               RANDY
                               SEARCH               BEVERLY
    REGION CODE    ADDRESS   : 393 WAGON WHEEL ROAD
        01         CITY      :    MAMMOTH LAKES
                   STATE/ZIP : CA  93546
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,356.89  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,729.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 68.42100
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,407,800.00
                               P & I AMT:      9,460.14  UPB AMT:   1,405,310.13
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           46
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007788847     MORTGAGORS: KOSMAC               TERESA
                               WIECZOREK            JOHN
    REGION CODE    ADDRESS   : 3690 BROOKWOOD DRIVE
        01         CITY      :    BAYSIDE
                   STATE/ZIP : CA  95524
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,539.62  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,862.85  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007788854     MORTGAGORS: QUINTO               RAYMOND
                               IRION QUINTO         TERRY
    REGION CODE    ADDRESS   : 867 FOXRIDGE WAY
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95133
    MORTGAGE AMOUNT :   298,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    297,533.65  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,032.89  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 63.40400
    ----------------------------------------------------------------------------
0   0007788862     MORTGAGORS: MENARD               EDWARD
                               BARTELS              LORI
    REGION CODE    ADDRESS   : 2230 DUVALL COURT
        01         CITY      :    SANTA CLARA
                   STATE/ZIP : CA  95054
    MORTGAGE AMOUNT :   364,050.00  OPTION TO CONVERT :
    UNPAID BALANCE :    363,421.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,361.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 79.99100
    ----------------------------------------------------------------------------
0   0007788870     MORTGAGORS: BRAILE               MARGARET
                               BRAILE               WILLIAM
    REGION CODE    ADDRESS   : 369 BRIDGECREEK WAY
        01         CITY      :    HAYWARD
                   STATE/ZIP : CA  94544
    MORTGAGE AMOUNT :   296,050.00  OPTION TO CONVERT :
    UNPAID BALANCE :    295,563.24  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,969.63  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 79.98700
    ----------------------------------------------------------------------------
0   0007788888     MORTGAGORS: BOARDMAN             GAYL

    REGION CODE    ADDRESS   : 1190 GLENBLAIR WAY
        01         CITY      :    CAMPBELL
                   STATE/ZIP : CA  95008
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,603.10  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,795.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 72.22200
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,498,100.00
                               P & I AMT:     10,022.36  UPB AMT:   1,495,660.95
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           47
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007788896     MORTGAGORS: OLSON                JAMES
                               OLSON                ROSALIE
    REGION CODE    ADDRESS   : 18102 CAROLYN CIRCLE
        01         CITY      :    VILLA PARK
                   STATE/ZIP : CA  92861
    MORTGAGE AMOUNT :   278,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    277,575.62  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,920.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 52.45200
    ----------------------------------------------------------------------------
0   0007789175     MORTGAGORS: BILODEAU             WILLIAM
                               BILODEAU             LYNNE
    REGION CODE    ADDRESS   : 4 KENDALL WAY
        01         CITY      :    NASHUA
                   STATE/ZIP : NH  03054
    MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,595.76  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,697.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------------------
0   0007789183     MORTGAGORS: OAKES                THOMAS
                               OAKES                LAURA
    REGION CODE    ADDRESS   : 9541 NORMANDY WAY
        01         CITY      :    CYPRESS
                   STATE/ZIP : CA  90630
    MORTGAGE AMOUNT :   345,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    344,432.75  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,295.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 77.87800
    ----------------------------------------------------------------------------
0   0007789191     MORTGAGORS: PAPAZIAN             RONALD
                               PAPAZIAN             MAXINE
    REGION CODE    ADDRESS   : 15016 LODOSA DRIVE
        01         CITY      :    WHITTIER
                   STATE/ZIP : CA  90605
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,506.74  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,995.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------------------
0   0007789209     MORTGAGORS: CATER                DALE
                               CATER                MIA
    REGION CODE    ADDRESS   : 4879 KINGWOOD WAY
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95124
    MORTGAGE AMOUNT :   286,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    285,552.43  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,951.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 77.29700
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,461,000.00
                               P & I AMT:      9,860.09  UPB AMT:   1,458,663.30
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           48
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007789217     MORTGAGORS: BURGE                R. GLYNGUARD
                               BURGE                TERRI
    REGION CODE    ADDRESS   : 6353 ASCOT DRIVE
        01         CITY      :    OAKLAND
                   STATE/ZIP : CA  94611
    MORTGAGE AMOUNT :   285,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    284,542.82  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,920.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 59.37500
    ----------------------------------------------------------------------------
0   0007789225     MORTGAGORS: CAMPBELL             CLAYTON
                               CAMPBELL             SALLY
    REGION CODE    ADDRESS   : 813 BORIS COURT
        01         CITY      :    WALNUT CREEK
                   STATE/ZIP : CA  94596
    MORTGAGE AMOUNT :   292,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    291,507.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,918.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 56.69900
    ----------------------------------------------------------------------------
0   0007789233     MORTGAGORS: YARNELL              KEVIN
                               YARNELL              WENDY
    REGION CODE    ADDRESS   : 1807 ALTAMONT CIRCLE
        01         CITY      :    LIVERMORE
                   STATE/ZIP : CA  94550
    MORTGAGE AMOUNT :   292,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    291,930.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,969.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.99900
    ----------------------------------------------------------------------------
0   0007789241     MORTGAGORS: CHAFFE               GEOFFREY
                               CHAFFE               LINDA
    REGION CODE    ADDRESS   : 14205 SANTA LUCIA ROAD
        01         CITY      :    ATASCADERO
                   STATE/ZIP : CA  93422
    MORTGAGE AMOUNT :   256,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    255,568.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,681.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007789266     MORTGAGORS: VINOYA               RAMONCITO
                               VINOYA               MARIA
    REGION CODE    ADDRESS   : 938 IVY GLEN DRIVE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95133
    MORTGAGE AMOUNT :   347,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    346,429.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,308.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 78.50600
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,472,400.00
                               P & I AMT:      9,798.64  UPB AMT:   1,469,979.83
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           49
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007789274     MORTGAGORS: CREIGHTON            GREGORY
                               CREIGHTON            KATHLEEN
    REGION CODE    ADDRESS   : 989 CRELLIN ROAD
        01         CITY      :    PLEASANTON
                   STATE/ZIP : CA  94566
    MORTGAGE AMOUNT :   316,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    315,517.60  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,182.54  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007789282     MORTGAGORS: LIPKIS               JAMES
                               GROB                 LORI
    REGION CODE    ADDRESS   : 18565 PASEO LADO
        01         CITY      :    SARATOGA
                   STATE/ZIP : CA  95070
    MORTGAGE AMOUNT :   464,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    463,273.88  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,165.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007789290     MORTGAGORS: MUXEN                VICKI

    REGION CODE    ADDRESS   : 3652 GREENHILLS DRIVE
        01         CITY      :    CASTRO VALLEY
                   STATE/ZIP : CA  94546
    MORTGAGE AMOUNT :   288,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,549.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,964.67  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 75.78900
    ----------------------------------------------------------------------------
0   0007789332     MORTGAGORS: BHAT                 ASHOK

    REGION CODE    ADDRESS   : 35872 KILLORGLIN COMMON
        01         CITY      :    FREMONT
                   STATE/ZIP : CA  94536
    MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,575.37  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,655.46  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007789340     MORTGAGORS: AKBAR                MOHAMED
                               AKBAR                ARIN
    REGION CODE    ADDRESS   : 11433 BRACKEN FERN COVE
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92131
    MORTGAGE AMOUNT :   263,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    262,838.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,795.83  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,583,250.00
                               P & I AMT:     10,763.80  UPB AMT:   1,580,754.19
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           50
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007789357     MORTGAGORS: KNUTSON              DOUGLAS
                               KNUTSON              SUZANNE
    REGION CODE    ADDRESS   : 5318 SUNSET AVENUE
        01         CITY      :    ANACORTES
                   STATE/ZIP : WA  98221
    MORTGAGE AMOUNT :   345,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    344,432.75  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,295.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------------------
0   0007789365     MORTGAGORS: DAVIS                DONALD
                               DAVIS                LYNN
    REGION CODE    ADDRESS   : 19404 ROCKY BAY POINT ROAD
        01         CITY      :    GIG HARBOR
                   STATE/ZIP : WA  98335
    MORTGAGE AMOUNT :   265,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    264,585.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,807.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 64.63400
    ----------------------------------------------------------------------------
0   0007789373     MORTGAGORS: RUTTAN               PAUL
                               RUTTAN               DENISE
    REGION CODE    ADDRESS   : 820 S. CEDAR POINT DRIVE
        01         CITY      :    ANAHEIM
                   STATE/ZIP : CA  92808
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,530.53  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,046.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------------------
0   0007789407     MORTGAGORS: ROMERO               HORACIO
                               CASAS                DOMITILO
    REGION CODE    ADDRESS   : 203 TWINLAKE DRIVE
        01         CITY      :    SUNNYVALE
                   STATE/ZIP : CA  94089
    MORTGAGE AMOUNT :   256,215.00  OPTION TO CONVERT :
    UNPAID BALANCE :    255,793.73  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,704.61  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 89.90000
    ----------------------------------------------------------------------------
0   0007789415     MORTGAGORS: DINH                 DUNG
                               DINH                 LILLIANN
    REGION CODE    ADDRESS   : 692 WINDSOR TERRACE
        01         CITY      :    SUNNYVALE
                   STATE/ZIP : CA  94087
    MORTGAGE AMOUNT :   295,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    294,549.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,037.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 61.07600
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,461,215.00
                               P & I AMT:      9,891.71  UPB AMT:   1,458,891.96
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           51
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007789431     MORTGAGORS: MERLIC               KENT
                               MERLIC               DOROTHY
    REGION CODE    ADDRESS   : 1301 CHERRY AVENUE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95125
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,622.43  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,840.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 47.27272
    ----------------------------------------------------------------------------
0   0007789449     MORTGAGORS: HERNANDEZ            CHARLES
                               HERNANDEZ            LINDA
    REGION CODE    ADDRESS   : 4608 SHAUNA COURT
        01         CITY      :    SOQUEL
                   STATE/ZIP : CA  95073
    MORTGAGE AMOUNT :   310,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    309,526.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,141.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 79.48700
    ----------------------------------------------------------------------------
0   0007789456     MORTGAGORS: FRIEDMAN             PETER
                               FRIEDMAN             SHERI
    REGION CODE    ADDRESS   : 13669 RONNIE WAY
        01         CITY      :    SARATOGA
                   STATE/ZIP : CA  95070
    MORTGAGE AMOUNT : 1,000,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    998,473.47  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     6,906.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   015
    LTV :                 57.83600
    ----------------------------------------------------------------------------
0   0007789472     MORTGAGORS: WYLIE                ERIC
                               WYLIE                DEIRDRE
    REGION CODE    ADDRESS   : 632 SOUTH M STREET
        01         CITY      :    LIVERMORE
                   STATE/ZIP : CA  94550
    MORTGAGE AMOUNT :   276,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    275,568.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,882.81  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007789480     MORTGAGORS: RUTLEDGE             DONNA

    REGION CODE    ADDRESS   : 254 GREENFIELD AVENUE
        01         CITY      :    SAN MATEO
                   STATE/ZIP : CA  94403
    MORTGAGE AMOUNT :   457,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    456,284.83  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,117.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 76.16600
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   2,303,000.00
                               P & I AMT:     15,888.49  UPB AMT:   2,299,475.58
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           52
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007789498     MORTGAGORS: BRIGGS               JAMES
                               BRIGGS               DOROTHY
    REGION CODE    ADDRESS   : 435 KENT DRIVE
        01         CITY      :    MOUNTAIN VIEW
                   STATE/ZIP : CA  94043
    MORTGAGE AMOUNT :   448,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    447,316.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,094.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007789506     MORTGAGORS: SCHOOLER             CHRISTOPHER
                               SCHOOLER             SHIRLEY
    REGION CODE    ADDRESS   : 815 LAUREL AVEUNE
        01         CITY      :    MENLO PARK
                   STATE/ZIP : CA  94025
    MORTGAGE AMOUNT :   295,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    294,502.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,937.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 73.75000
    ----------------------------------------------------------------------------
0   0007789514     MORTGAGORS: REIMANN              MATTHIAS
                               NGUYEN               NHA-NGHI
    REGION CODE    ADDRESS   : 2207 CEYNOWA LANE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95121
    MORTGAGE AMOUNT :   376,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    375,426.02  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,596.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007789522     MORTGAGORS: LAM                  ANTHONY
                               PANG                 LILY
    REGION CODE    ADDRESS   : 41085 CANYON HEIGHTS DRIVE
        01         CITY      :    FREMONT
                   STATE/ZIP : CA  94539
    MORTGAGE AMOUNT :   348,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    347,468.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,403.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 57.04900
    ----------------------------------------------------------------------------
0   0007789555     MORTGAGORS: WUNDERLI             RUSS
                               WUNDERLI             DIA
    REGION CODE    ADDRESS   : 8818 OLD COUNTRY ROAD
        01         CITY      :    ROSEVILLE
                   STATE/ZIP : CA  95661
    MORTGAGE AMOUNT :   373,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    373,000.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,517.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,840,600.00
                               P & I AMT:     12,549.68  UPB AMT:   1,837,714.51
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           53
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007789563     MORTGAGORS: PAGLIARO             ANTHONY
                               PAGLIARO             JEANETTE
    REGION CODE    ADDRESS   : 109 GLENWOOD DRIVE
        01         CITY      :    SCOTTS VALLEY
                   STATE/ZIP : CA  95066
    MORTGAGE AMOUNT :   317,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    316,728.38  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,110.68  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------------------
0   0007789571     MORTGAGORS: O'SHIELDS            ARNOLD
                               O'SHIELDS            PATRICIA
    REGION CODE    ADDRESS   : 4920 WOODSMAN LOOP
        01         CITY      :    PLACERVILLE
                   STATE/ZIP : CA  95667
    MORTGAGE AMOUNT :   321,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    320,485.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,162.64  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 68.29700
    ----------------------------------------------------------------------------
0   0007789597     MORTGAGORS: THORNTON             JAMES
                               THORNTON             SHERRY
    REGION CODE    ADDRESS   : 1815 SILVERWINGS COURT
        01         CITY      :    MORGAN HILL
                   STATE/ZIP : CA  95037
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    399,342.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,661.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 54.05400
    ----------------------------------------------------------------------------
0   0007789639     MORTGAGORS: CATANIA              LORRAINE
                               PASQUALE             MARY
    REGION CODE    ADDRESS   : 607 11TH STREET
        01         CITY      :    BROOKLYN
                   STATE/ZIP : NY  11215
    MORTGAGE AMOUNT :   326,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    325,437.06  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,114.43  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 57.19200
    ----------------------------------------------------------------------------
0   0007789647     MORTGAGORS: SAUNDERS             BRUCE
                               SAUNDERS             HOLLY
    REGION CODE    ADDRESS   : 15182 S. ROSE CANYON ROAD
        01         CITY      :    RIVERTON
                   STATE/ZIP : UT  84065
    MORTGAGE AMOUNT :   263,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    262,808.10  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,840.34  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 54.26800
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,627,450.00
                               P & I AMT:     10,889.30  UPB AMT:   1,624,800.94
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           54
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007789654     MORTGAGORS: DEVITA               NICOLA
                               DEVITA               GEORGEANN
    REGION CODE    ADDRESS   : 7207 SOUTH PONDEROSA DRIVE
        01         CITY      :    SALT LAKE CITY
                   STATE/ZIP : UT  84121
    MORTGAGE AMOUNT :   244,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    243,627.52  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,685.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 81.33300
    ----------------------------------------------------------------------------
0   0007789662     MORTGAGORS: CARTMILL             KENNETH
                               CARTMILL             COLLEEN
    REGION CODE    ADDRESS   : 5306 REFLECTIONS BLVD
        01         CITY      :    LUTZ
                   STATE/ZIP : FL  33549
    MORTGAGE AMOUNT :   257,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    256,522.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,603.35  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.37500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      6.37500  PRODUCT CODE      :   002
    LTV :                 88.88600
    ----------------------------------------------------------------------------
0   0007789670     MORTGAGORS: TAKAHASHI            CURTIS
                               TAKAHASHI            LINDA
    REGION CODE    ADDRESS   : 20351 GLASGOW DRIVE
        01         CITY      :    SARATOGA
                   STATE/ZIP : CA  95070
    MORTGAGE AMOUNT :   600,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    599,013.49  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,991.82  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 66.66600
    ----------------------------------------------------------------------------
0   0007789688     MORTGAGORS: HANSEN               GREG
                               HANSEN               DEBBIE
    REGION CODE    ADDRESS   : 1384 BIRCH STREET
        01         CITY      :    MONTARA
                   STATE/ZIP : CA  94037
    MORTGAGE AMOUNT :   295,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    294,549.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,037.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 73.20000
    ----------------------------------------------------------------------------
0   0007789704     MORTGAGORS: CROWLEY              MICHAEL

    REGION CODE    ADDRESS   : 2410 EAGLERIDGE  DRIVE
        01         CITY      :    HENDERSON
                   STATE/ZIP : NV  89014
    MORTGAGE AMOUNT :   321,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    321,058.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,112.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,717,600.00
                               P & I AMT:     11,430.61  UPB AMT:   1,714,771.40
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           55
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007789720     MORTGAGORS: VALNICEK             GEORGE
                               VALNICEK             JITKA
    REGION CODE    ADDRESS   : 11504 EAST MARK LANE
        01         CITY      :    SCOTTSDALE
                   STATE/ZIP : AZ  85255
    MORTGAGE AMOUNT :   364,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    363,444.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,514.06  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 70.00000
    ----------------------------------------------------------------------------
0   0007789738     MORTGAGORS: WOLF                 RICHARD

    REGION CODE    ADDRESS   : 11805 HAWK HOLLOW
        01         CITY      :    LAKE WORTH
                   STATE/ZIP : FL  33467
    MORTGAGE AMOUNT :   277,875.00  OPTION TO CONVERT :
    UNPAID BALANCE :    277,450.80  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,919.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 94.19400
    ----------------------------------------------------------------------------
0   0007789746     MORTGAGORS: FERRANDO             JOSEPH
                               FERRANDO             SANDRA
    REGION CODE    ADDRESS   : 305 SELBY LANE
        01         CITY      :    ATHERTON
                   STATE/ZIP : CA  94027
    MORTGAGE AMOUNT :   368,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    367,947.78  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,360.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 12.28600
    ----------------------------------------------------------------------------
0   0007789753     MORTGAGORS: MALSOM               DAVID
                               MALSOM               TRINA
    REGION CODE    ADDRESS   : 11200 VALLEY OAK DRIVE
        01         CITY      :    OAKDALE
                   STATE/ZIP : CA  95361
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    319,486.68  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,155.90  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007789761     MORTGAGORS: FEENEY               HEIDI

    REGION CODE    ADDRESS   : 512 EAST MARINERS CIRCLE
        01         CITY      :    FRESNO
                   STATE/ZIP : CA  93720
    MORTGAGE AMOUNT :   282,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    281,958.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,926.47  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,612,875.00
                               P & I AMT:     10,875.84  UPB AMT:   1,610,287.67
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           56
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007789779     MORTGAGORS: BURY                 THOMAS
                               BURY                 RENE
    REGION CODE    ADDRESS   : 8241 SOUTH SEABROOK LANE
        01         CITY      :    LITTLETON
                   STATE/ZIP : CO  80120
    MORTGAGE AMOUNT :   292,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    291,956.74  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,824.82  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.37500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      6.37500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------------------
0   0007789787     MORTGAGORS: HOLT                 DAVID
                               HOLT                 ANSLEY
    REGION CODE    ADDRESS   : 1631 MAYFIELD AVENUE
        01         CITY      :    WINTER PARK
                   STATE/ZIP : FL  32789
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,481.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,945.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007789795     MORTGAGORS: CHONG                YUN
                               CHONG                MI
    REGION CODE    ADDRESS   : 4832 JEWELL TERRACE
        01         CITY      :    PALM HARBOR
                   STATE/ZIP : FL  34685
    MORTGAGE AMOUNT :   346,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    345,930.28  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,305.28  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------------------
0   0007789803     MORTGAGORS: PHELPS               RANDLE
                               PHELPS               ROXANNE
    REGION CODE    ADDRESS   : 6990 ROME BOULEVARD
        01         CITY      :    LAS VEGAS
                   STATE/ZIP : NV  89131
    MORTGAGE AMOUNT :   343,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    342,436.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,281.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 50.81400
    ----------------------------------------------------------------------------
0   0007789811     MORTGAGORS: FREIBURG             SCOTT
                               FREIBURG             KIM
    REGION CODE    ADDRESS   : 1631 ST HELENA
        01         CITY      :    DANVILLE
                   STATE/ZIP : CA  94526
    MORTGAGE AMOUNT :   288,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,859.89  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,991.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 69.46900
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,570,300.00
                               P & I AMT:     10,349.11  UPB AMT:   1,567,664.90
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           57
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007789829     MORTGAGORS: JORDAN               WAYNE
                               JORDAN               DEANNA
    REGION CODE    ADDRESS   : 361 BRIDGECREEK WAY
        01         CITY      :    HAYWARD
                   STATE/ZIP : CA  94544
    MORTGAGE AMOUNT :   289,640.00  OPTION TO CONVERT :
    UNPAID BALANCE :    289,175.38  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,951.36  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.99900
    ----------------------------------------------------------------------------
0   0007789845     MORTGAGORS: CLAUSEN              MARK
                               CLAUSEN              DEBRA
    REGION CODE    ADDRESS   : 17 CREEK STREET
        01         CITY      :    MAMMOTH LAKES
                   STATE/ZIP : CA  93546
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    319,473.87  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,128.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 64.00000
    ----------------------------------------------------------------------------
0   0007789852     MORTGAGORS: LAU                  NANCY

    REGION CODE    ADDRESS   : 126 ARROYO DRIVE
        01         CITY      :    UNION CITY
                   STATE/ZIP : CA  94587
    MORTGAGE AMOUNT :   305,209.00  OPTION TO CONVERT :
    UNPAID BALANCE :    304,707.18  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,030.57  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 79.99900
    ----------------------------------------------------------------------------
0   0007789860     MORTGAGORS: BECKER               RICHARD
                               BECKER               GLENNA
    REGION CODE    ADDRESS   : 1740 ALTAMONT CIRCLE
        01         CITY      :    LIVERMORE
                   STATE/ZIP : CA  94550
    MORTGAGE AMOUNT :   303,440.00  OPTION TO CONVERT :
    UNPAID BALANCE :    302,941.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,018.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007789878     MORTGAGORS: SOBREPENA            GIL RICO
                               SOBREPENA            MARIA CONSUELO
    REGION CODE    ADDRESS   : 330 BROOKHAVEN COURT
        01         CITY      :    HAYWARD
                   STATE/ZIP : CA  94544
    MORTGAGE AMOUNT :   295,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    295,125.81  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,991.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.98200
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,513,889.00
                               P & I AMT:     10,121.22  UPB AMT:   1,511,423.32
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           58
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007789886     MORTGAGORS: GORDON               ARMAND
                               GORDON               DEBORAH
    REGION CODE    ADDRESS   : 2273 BELFORD DRIVE
        01         CITY      :    WALNUT CREEK
                   STATE/ZIP : CA  94598
    MORTGAGE AMOUNT :   275,450.00  OPTION TO CONVERT :
    UNPAID BALANCE :    274,997.10  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,832.58  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 70.62800
    ----------------------------------------------------------------------------
0   0007789910     MORTGAGORS: LOWE                 JAMES
                               DECKER-LOWE          PATRICIA
    REGION CODE    ADDRESS   : 7363 MESA DRIVE
        01         CITY      :    APTOS
                   STATE/ZIP : CA  95003
    MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    274,547.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,829.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 74.32400
    ----------------------------------------------------------------------------
0   0007789928     MORTGAGORS: KEASAL               THOMAS

    REGION CODE    ADDRESS   : 2646 231ST PLACE S.E.
        01         CITY      :    ISSAQUAH
                   STATE/ZIP : WA  98029
    MORTGAGE AMOUNT :   257,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    257,106.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,778.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 66.02564
    ----------------------------------------------------------------------------
0   0007789936     MORTGAGORS: ROSS                 ALBERT
                               MCCOLLUM-ROSS        TERRI
    REGION CODE    ADDRESS   : 116 CAMINO DEL SOL
        01         CITY      :    SANTA CRUZ
                   STATE/ZIP : CA  95065
    MORTGAGE AMOUNT :   255,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    254,580.72  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,696.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 68.00000
    ----------------------------------------------------------------------------
0   0007789944     MORTGAGORS: ULLRICH              ROBERT
                               WALLACE ULLRICH      MARI
    REGION CODE    ADDRESS   : 6940 SAYRE DRIVE
        01         CITY      :    OAKLAND
                   STATE/ZIP : CA  94618
    MORTGAGE AMOUNT :   385,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    384,934.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,501.00  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,448,550.00
                               P & I AMT:      9,638.19  UPB AMT:   1,446,166.71
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           59
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007789969     MORTGAGORS: WRIGHT               GRAHAM
                               LEMKE                PAMELA
    REGION CODE    ADDRESS   : 1123 N. BRANCIFORTE AVE
        01         CITY      :    SANTA CRUZ
                   STATE/ZIP : CA  95062
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,593.12  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,773.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007790082     MORTGAGORS: ROBERTSON            JOHN
                               ROBERTSON            VELMETA
    REGION CODE    ADDRESS   : 5930 E. TERRITORY DR.
        01         CITY      :    TUCSON
                   STATE/ZIP : AZ  85750
    MORTGAGE AMOUNT :   264,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,437.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,891.33  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007790090     MORTGAGORS: CALATAYUD            RICHARD
                               CALATAYUD            JOANNE
    REGION CODE    ADDRESS   : 11406 S. BARLEY FIELD WAY
        01         CITY      :    MARRIOTTSVILLE
                   STATE/ZIP : MD  21104
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    248,752.38  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,663.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 66.66600
    ----------------------------------------------------------------------------
0   0007790116     MORTGAGORS: KOUMJIAN             SCOTT
                               KOUMJIAN             COURTNEY
    REGION CODE    ADDRESS   : 62 WAKE ROBIN ROAD
        01         CITY      :    SUDBURY
                   STATE/ZIP : MA  01776
    MORTGAGE AMOUNT :   308,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    305,470.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,075.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   05/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007790124     MORTGAGORS: FREEDMAN             NOEL
                               FREEDMAN             VICKI
    REGION CODE    ADDRESS   : 79 RIDGE ROCK ROAD
        01         CITY      :    SEDONA
                   STATE/ZIP : AZ  86351
    MORTGAGE AMOUNT :   335,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    332,314.47  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,285.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   05/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 63.80900
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,417,000.00
                               P & I AMT:      9,688.59  UPB AMT:   1,409,567.41
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           60
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007790132     MORTGAGORS: MANCA                JOSEPH
                               MANCA                ERIN
    REGION CODE    ADDRESS   : 8544 4TH AVENUE NORTHEAST
        01         CITY      :    SEATTLE
                   STATE/ZIP : WA  98115
    MORTGAGE AMOUNT :   279,960.00  OPTION TO CONVERT :
    UNPAID BALANCE :    278,042.64  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,957.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   06/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007790140     MORTGAGORS: BLACK                DAVID
                               BLACK                SARAH
    REGION CODE    ADDRESS   : 18375 BAYBERRY DRIVE
        01         CITY      :    BAINBRIDGE
                   STATE/ZIP : OH  44023
    MORTGAGE AMOUNT :   247,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    246,202.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,733.36  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   06/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 76.27600
    ----------------------------------------------------------------------------
0   0007790157     MORTGAGORS: TEIGISER             JOHN
                               TEIGISER             DIANE
    REGION CODE    ADDRESS   : 26W462 PINEHURST DRIVE
        01         CITY      :    WINFIELD
                   STATE/ZIP : IL  60190
    MORTGAGE AMOUNT :   312,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    308,153.59  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,181.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007790165     MORTGAGORS: WHEELER              R
                               WHEELER              SHARON
    REGION CODE    ADDRESS   : 3004 VALLEY OAK DRIVE
        01         CITY      :    LOVELAND
                   STATE/ZIP : CO  80538
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    258,342.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,773.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007790173     MORTGAGORS: LEVINE               KENNETH
                               LEVINE               HAGAR
    REGION CODE    ADDRESS   : 646 WEST OLD YORK ROAD
        01         CITY      :    CARLISLE
                   STATE/ZIP : PA  17013
    MORTGAGE AMOUNT :   500,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    497,112.87  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,582.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   06/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 74.07400
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,599,860.00
                               P & I AMT:     11,228.16  UPB AMT:   1,587,853.89
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           61
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007790181     MORTGAGORS: CUNNINGHAM           DAVID

    REGION CODE    ADDRESS   : 4634 LAWTON LANE WEST
        01         CITY      :    SEATTLE
                   STATE/ZIP : WA  98199
    MORTGAGE AMOUNT :   265,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,139.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,830.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   06/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 66.25000
    ----------------------------------------------------------------------------
0   0007790199     MORTGAGORS: WARREN               LLOYD
                               WARREN               ROSEMARY
    REGION CODE    ADDRESS   : 22215 SOUTHEAST 38TH STREET
        01         CITY      :    ISSAQUAH
                   STATE/ZIP : WA  98029
    MORTGAGE AMOUNT :   612,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    607,485.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,279.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   06/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 85.00000
    ----------------------------------------------------------------------------
0   0007790207     MORTGAGORS: SCHEINGARTEN         STUART

    REGION CODE    ADDRESS   : 4898 FICKLE HILL ROAD
        01         CITY      :    ARCATA
                   STATE/ZIP : CA  95521
    MORTGAGE AMOUNT :   392,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    389,679.06  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,774.56  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 74.31200
    ----------------------------------------------------------------------------
0   0007790215     MORTGAGORS: ALBITZ               ROBERT
                               ALBITZ               LORIE
    REGION CODE    ADDRESS   : 294 CAYUGA ROAD
        01         CITY      :    ORION TWP.
                   STATE/ZIP : MI  48362
    MORTGAGE AMOUNT :   314,650.00  OPTION TO CONVERT :
    UNPAID BALANCE :    312,984.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,200.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 60.50900
    ----------------------------------------------------------------------------
0   0007790223     MORTGAGORS: TRACY                JOHN
                               TRACY                ASHLEY
    REGION CODE    ADDRESS   : 5010 HICKORY HILLS DRIVE
        01         CITY      :    WOODSTOCK
                   STATE/ZIP : GA  30118
    MORTGAGE AMOUNT :   290,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,295.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,930.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 79.99200
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,873,850.00
                               P & I AMT:     13,014.83  UPB AMT:   1,860,583.40
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           62
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007790231     MORTGAGORS: ARCILLA              NATHANIEL
                               ARCILLA              HELEN
    REGION CODE    ADDRESS   : 1209 ALABAMA STREET
        01         CITY      :    HUNTINGTON BEACH
                   STATE/ZIP : CA  92648
    MORTGAGE AMOUNT :   346,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    343,510.06  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,276.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------------------
0   0007790249     MORTGAGORS: GENER                JULIO
                               GENER                ELIZABETH
    REGION CODE    ADDRESS   : 1833 ORIOLE DRIVE
        01         CITY      :    COSTA MESA
                   STATE/ZIP : CA  92626
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    318,058.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,237.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007790264     MORTGAGORS: WILLIAMS             SCOTT
                               WILLIAMS             JENNIFER
    REGION CODE    ADDRESS   : 10646 FALCON RIM POINT
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92131
    MORTGAGE AMOUNT :   353,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    351,674.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,502.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 72.88600
    ----------------------------------------------------------------------------
0   0007790280     MORTGAGORS: ROSTAMIAN            FARIBORZ

    REGION CODE    ADDRESS   : 12607 BEDFORDSHIRE COURT
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92128
    MORTGAGE AMOUNT :   292,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    290,227.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,041.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007790298     MORTGAGORS: MOODY                CHRISTOPHER

    REGION CODE    ADDRESS   : 19 VANESSA DRIVE
        01         CITY      :    NORTHBOROUGH
                   STATE/ZIP : MA  01532
    MORTGAGE AMOUNT :   281,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    280,460.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,897.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.98800
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,593,600.00
                               P & I AMT:     10,954.70  UPB AMT:   1,583,931.01
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           63
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007790306     MORTGAGORS: QUACH                HOANG
                               DANG                 QUE
    REGION CODE    ADDRESS   : 2738 SCOTTSDALE DRIVE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95148
    MORTGAGE AMOUNT :   241,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    239,061.23  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,685.11  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 89.95800
    ----------------------------------------------------------------------------
0   0007790314     MORTGAGORS: SHERRILL             JAMES
                               SHERRILL             ANNIE
    REGION CODE    ADDRESS   : 7124 BONNY BROOK COURT
        01         CITY      :    NIWOT
                   STATE/ZIP : CO  80503
    MORTGAGE AMOUNT :   271,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    269,879.24  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,827.13  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007790322     MORTGAGORS: YALDEZIAN            JOHN
                               YALDEZIAN            LISA
    REGION CODE    ADDRESS   : 347 WOODLET WAY
        01         CITY      :    THOUSAND OAKS
                   STATE/ZIP : CA  91361
    MORTGAGE AMOUNT :   322,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    320,134.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,144.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 79.97500
    ----------------------------------------------------------------------------
0   0007790330     MORTGAGORS: BORDELEAU            MICHAEL
                               BORDELEAU            KAREN
    REGION CODE    ADDRESS   : 225 SHADY HILLS COURT
        01         CITY      :    SIMI VALLEY
                   STATE/ZIP : CA  93065
    MORTGAGE AMOUNT :   357,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    355,653.89  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,530.36  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 77.71739
    ----------------------------------------------------------------------------
0   0007790348     MORTGAGORS: BALBUENA             JUAN
                               BALBUENA             HORTENCIA
    REGION CODE    ADDRESS   : 785 SANTA PAULA AVENUE
        01         CITY      :    SUNNYVALE
                   STATE/ZIP : CA  94086
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    258,690.32  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,862.67  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,452,000.00
                               P & I AMT:     10,049.54  UPB AMT:   1,443,418.72
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           64
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007790355     MORTGAGORS: DESNOYERS            JOHN
                               TRAN                 JENNIFER
    REGION CODE    ADDRESS   : 4980-4982 CRYSTAL DRIVE
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92109
    MORTGAGE AMOUNT :   380,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    378,881.78  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,728.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 79.33300
    ----------------------------------------------------------------------------
0   0007790363     MORTGAGORS: DAVID                MICHAEL
                               DAVID                JILL
    REGION CODE    ADDRESS   : 50344 E.FELLOWS CREEK CT.
        01         CITY      :    PLYMOUTH TWP.
                   STATE/ZIP : MI  48170
    MORTGAGE AMOUNT :   315,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    313,204.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,122.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 70.77100
    ----------------------------------------------------------------------------
0   0007790371     MORTGAGORS: CHANG                ERG

    REGION CODE    ADDRESS   : 48359 CONIFER STREET
        01         CITY      :    FREMONT
                   STATE/ZIP : CA  94539
    MORTGAGE AMOUNT :   242,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    241,475.64  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,698.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 94.99500
    ----------------------------------------------------------------------------
0   0007790389     MORTGAGORS: HEYBURN              PAUL
                               HOUGH                REBECCA
    REGION CODE    ADDRESS   : 662 KENWYN ROAD
        01         CITY      :    OAKLAND
                   STATE/ZIP : CA  94610
    MORTGAGE AMOUNT :   269,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    267,576.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,880.89  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 89.96600
    ----------------------------------------------------------------------------
0   0007790397     MORTGAGORS: SHORT                SAMUEL
                               SHORT                DESYRIA
    REGION CODE    ADDRESS   : 6407 BOB WHITE COURT
        01         CITY      :    DUNKIRK
                   STATE/ZIP : MD  20754
    MORTGAGE AMOUNT :   361,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    360,353.01  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,561.86  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 79.11400
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,569,700.00
                               P & I AMT:     10,991.80  UPB AMT:   1,561,491.40
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           65
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007790405     MORTGAGORS: GRIESMER             DANIEL

    REGION CODE    ADDRESS   : 656 SOUTH ORCHARD DRIVE
        01         CITY      :    BURBANK
                   STATE/ZIP : CA  91506
    MORTGAGE AMOUNT :   276,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    275,370.62  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,959.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007790421     MORTGAGORS: PRETZER              KIRK
                               PRETZER              SHERRY
    REGION CODE    ADDRESS   : 6633 CHILI HILL ROAD
        01         CITY      :    NEW CASTLE
                   STATE/ZIP : CA  95658
    MORTGAGE AMOUNT :   319,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    318,107.14  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,236.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 77.06000
    ----------------------------------------------------------------------------
0   0007790439     MORTGAGORS: CAIRES               AUGUST
                               CAIRES               LESLIE
    REGION CODE    ADDRESS   : 2108 JOHN DEWITT PLACE
        01         CITY      :    ALPINE
                   STATE/ZIP : CA  91901
    MORTGAGE AMOUNT :   389,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    387,040.45  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,786.85  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 86.44400
    ----------------------------------------------------------------------------
0   0007790447     MORTGAGORS: ADEL                 SHAUN
                               ADEL                 GINA
    REGION CODE    ADDRESS   : 49 FESTIVO
        01         CITY      :    IRVINE
                   STATE/ZIP : CA  92606
    MORTGAGE AMOUNT :   316,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    314,526.18  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,210.92  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 72.68900
    ----------------------------------------------------------------------------
0   0007790454     MORTGAGORS: SINGLEY              RAYMOND
                               SINGLEY              ESTHER
    REGION CODE    ADDRESS   : 8751 NIPAWIN WAY
        01         CITY      :    ORANGEVALE
                   STATE/ZIP : CA  95662
    MORTGAGE AMOUNT :   292,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    290,415.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,016.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,593,800.00
                               P & I AMT:     11,209.80  UPB AMT:   1,585,460.10
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           66
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007790462     MORTGAGORS: CAMPBELL             ANTHONY
                               CAMPBELL             DEBORAH
    REGION CODE    ADDRESS   : 23 REBECCA LANE
        01         CITY      :    CARMEL
                   STATE/ZIP : NY  10512
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,160.88  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,751.67  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 72.22200
    ----------------------------------------------------------------------------
0   0007790470     MORTGAGORS: KRUEGER              BARBARA

    REGION CODE    ADDRESS   : 11507 BURR OAK LANE
        01         CITY      :    BURR RIDGE
                   STATE/ZIP : IL  60521
    MORTGAGE AMOUNT :   424,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    421,985.21  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,892.43  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007790488     MORTGAGORS: CVETAN               DONALD
                               CVETAN               DONNA
    REGION CODE    ADDRESS   : 2741 NORTH 40TH STREET
        01         CITY      :    SHEBOYGAN
                   STATE/ZIP : WI  53081
    MORTGAGE AMOUNT :   288,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    286,239.76  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,013.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007790496     MORTGAGORS: KRETZMER             ANTHONY
                               KRETZMER             PATRICIA
    REGION CODE    ADDRESS   : 8 BUCKSKIN ROAD
        01         CITY      :    BELL CANYON
                   STATE/ZIP : CA  91307
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    396,014.12  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,594.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 78.12500
    ----------------------------------------------------------------------------
0   0007790504     MORTGAGORS: MADSEN               THOMAS
                               MADSEN               MARILENE
    REGION CODE    ADDRESS   : 3544 BUTTERS DR
        01         CITY      :    OAKLAND
                   STATE/ZIP : CA  94602
    MORTGAGE AMOUNT :   345,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    343,280.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,354.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,717,200.00
                               P & I AMT:     11,607.10  UPB AMT:   1,706,680.45
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           67
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007790512     MORTGAGORS: MURHAMER             ROBERT
                               DASTI                NILOFAR
    REGION CODE    ADDRESS   : 831 VESPUCCI LANE
        01         CITY      :    FOSTER CITY
                   STATE/ZIP : CA  94404
    MORTGAGE AMOUNT :   295,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    293,359.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,012.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 89.99300
    ----------------------------------------------------------------------------
0   0007790538     MORTGAGORS: INMAN                DAVID
                               INMAN                DEBRA
    REGION CODE    ADDRESS   : 10565 ARBOR PARK PLACE
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92131
    MORTGAGE AMOUNT :   265,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,452.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,763.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 78.98600
    ----------------------------------------------------------------------------
0   0007790546     MORTGAGORS: BILLINGS             ROBERT

    REGION CODE    ADDRESS   : 27 DEREK LANE
        01         CITY      :    WINDSOR
                   STATE/ZIP : CT  06095
    MORTGAGE AMOUNT :   251,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    250,417.32  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,760.28  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------------------
0   0007790553     MORTGAGORS: BRUNJES              CHRISTOPHER
                               BRUNJES              DIANE
    REGION CODE    ADDRESS   : 435 RIVER STREET
        01         CITY      :    NORWELL
                   STATE/ZIP : MA  02061
    MORTGAGE AMOUNT :   464,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    458,736.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,667.35  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/18
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.58800
    ----------------------------------------------------------------------------
0   0007790561     MORTGAGORS: GLASS                DONALD

    REGION CODE    ADDRESS   : 4070 BOLES CREEK DRIVE
        01         CITY      :    DULUTH
                   STATE/ZIP : GA  30096
    MORTGAGE AMOUNT :   242,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    239,967.41  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,698.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 89.99600
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,518,650.00
                               P & I AMT:     10,901.50  UPB AMT:   1,505,933.91
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           68
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007790579     MORTGAGORS: DUPREY               RONALD
                               DUPREY               KATHLEEN
    REGION CODE    ADDRESS   : 4914 DORAL
        01         CITY      :    ANN ARBOR
                   STATE/ZIP : MI  48108
    MORTGAGE AMOUNT :   276,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    275,377.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,929.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007790587     MORTGAGORS: DAMLE                SUBHASH
                               DAMLE                RAJASHRI
    REGION CODE    ADDRESS   : 9102 ARDENDALE AVENUE
        01         CITY      :    SAN GABRIEL
                   STATE/ZIP : CA  91775
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    248,409.89  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,748.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 73.52900
    ----------------------------------------------------------------------------
0   0007790595     MORTGAGORS: MOBURG               MARK
                               MOBURG               LINDA
    REGION CODE    ADDRESS   : 8690 ISLAND DRIVE SOUTH
        01         CITY      :    SEATTLE
                   STATE/ZIP : WA  98118
    MORTGAGE AMOUNT :   445,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    442,961.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,812.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.50000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      6.50000  PRODUCT CODE      :   002
    LTV :                 69.53100
    ----------------------------------------------------------------------------
0   0007790603     MORTGAGORS: HOOS                 THOMAS
                               SCHAFFER             LAUREN
    REGION CODE    ADDRESS   : 2005-2007 PINEHURST ROAD
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90068
    MORTGAGE AMOUNT :   314,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    312,378.47  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,222.47  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 79.49300
    ----------------------------------------------------------------------------
0   0007790611     MORTGAGORS: MORRIS               JAMES
                               MORRIS               JUDITH
    REGION CODE    ADDRESS   : 16555 WILD BERRY ROAD
        01         CITY      :    MORRISON
                   STATE/ZIP : CO  80465
    MORTGAGE AMOUNT :   318,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    317,153.98  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,120.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,603,750.00
                               P & I AMT:     10,833.70  UPB AMT:   1,596,281.44
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           69
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007790629     MORTGAGORS: PEARLSTEIN           MARILYN

    REGION CODE    ADDRESS   : 7590 FENWICK PLACE
        01         CITY      :    BOCA RATON
                   STATE/ZIP : FL  33496
    MORTGAGE AMOUNT :   493,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    490,887.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,450.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 70.00000
    ----------------------------------------------------------------------------
0   0007790637     MORTGAGORS: HOFF                 PAUL
                               HOFF                 KATHERINE
    REGION CODE    ADDRESS   : 1141 ROBIN WAY
        01         CITY      :    SUNNYVALE
                   STATE/ZIP : CA  94087
    MORTGAGE AMOUNT :   532,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    529,002.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,411.58  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007790645     MORTGAGORS: AMOROSO              MICHAEL
                               AMOROSO              MARTHA
    REGION CODE    ADDRESS   : 5851 COUNTRY VIEW DRIVE
        01         CITY      :    YORBA LINDA
                   STATE/ZIP : CA  92886
    MORTGAGE AMOUNT :   362,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    360,481.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,533.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007790652     MORTGAGORS: SOUZA                JACK
                               SOUZA                JOANN
    REGION CODE    ADDRESS   : 6487 SPRING MEADOW COURT
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95135
    MORTGAGE AMOUNT :   430,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    425,199.49  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,969.90  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 66.15300
    ----------------------------------------------------------------------------
0   0007790660     MORTGAGORS: JOONDEPH             DONALD
                               FAGAN                ANDREA
    REGION CODE    ADDRESS   : 23718 SOUTHEAST 24TH STREET
        01         CITY      :    ISSAQUAH
                   STATE/ZIP : WA  98029
    MORTGAGE AMOUNT :   608,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    605,771.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,303.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   2,426,700.00
                               P & I AMT:     16,669.44  UPB AMT:   2,411,342.89
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           70
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007790678     MORTGAGORS: GARCES JR            ROMEO
                               GARCES               KIRSTEN
    REGION CODE    ADDRESS   : 3723 QUIMBY ROAD
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95148
    MORTGAGE AMOUNT :   315,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    313,248.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,148.86  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------------------
0   0007790686     MORTGAGORS: JOHNSON              STEVEN

    REGION CODE    ADDRESS   : 13775 RIDGEWOOD
        01         CITY      :    PLYMOUTH
                   STATE/ZIP : MI  48170
    MORTGAGE AMOUNT :   255,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    253,810.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,804.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------------------
0   0007790694     MORTGAGORS: YATES                VICTOR
                               YATES                LOIS
    REGION CODE    ADDRESS   : 310 1ST STREET
        01         CITY      :    ANNAPOLIS
                   STATE/ZIP : MD  21403
    MORTGAGE AMOUNT :   650,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    647,060.01  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,544.90  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 61.90400
    ----------------------------------------------------------------------------
0   0007790702     MORTGAGORS: PFANNERSTILL         CHARLES
                               PFANNERSTILL         PATRICIA
    REGION CODE    ADDRESS   : W131 N 7991 COUNTRY CLUB DR
        01         CITY      :    MENOMONEE FALLS
                   STATE/ZIP : WI  53051
    MORTGAGE AMOUNT :   297,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    295,348.45  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,026.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 67.50000
    ----------------------------------------------------------------------------
0   0007790710     MORTGAGORS: OLGUIN               ZOILA

    REGION CODE    ADDRESS   : 18253 SEPTO STREET
        01         CITY      :    NORTHRIDGE AREA
                   STATE/ZIP : CA  91325
    MORTGAGE AMOUNT :   266,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    264,807.24  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,975.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 79.99300
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,783,100.00
                               P & I AMT:     12,500.49  UPB AMT:   1,774,274.05
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           71
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007790728     MORTGAGORS: BUCKTON              TODD
                               EICHENBERGER         JEAN
    REGION CODE    ADDRESS   : 607 NORTH PARK BOULEVARD
        01         CITY      :    GLEN ELLYN
                   STATE/ZIP : IL  60137
    MORTGAGE AMOUNT :   265,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    260,888.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,094.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/18
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 63.85500
    ----------------------------------------------------------------------------
0   0007790736     MORTGAGORS: DEISING              DAVID
                               DEISING              KARI
    REGION CODE    ADDRESS   : 462 EMERSON ROAD
        01         CITY      :    NEENAH
                   STATE/ZIP : WI  54956
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,572.51  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,729.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 74.28500
    ----------------------------------------------------------------------------
0   0007790744     MORTGAGORS: GOUGH                STEVEN
                               GOUGH                KELLY
    REGION CODE    ADDRESS   : 6716 WHITESAIL ST.
        01         CITY      :    CARLSBAD
                   STATE/ZIP : CA  92009
    MORTGAGE AMOUNT :   252,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,300.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,722.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 64.74300
    ----------------------------------------------------------------------------
0   0007790751     MORTGAGORS: MCDONOUGH            WALTER
                               MCDONOUGH            JANET
    REGION CODE    ADDRESS   : 21 POST DRIVE
        01         CITY      :    HANOVER
                   STATE/ZIP : MA  02339
    MORTGAGE AMOUNT :   262,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    261,289.72  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,922.47  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 74.22000
    ----------------------------------------------------------------------------
0   0007790769     MORTGAGORS: HAN                  CHANG

    REGION CODE    ADDRESS   : 41 ARROYO VIEW CIRCLE
        01         CITY      :    BELMONT
                   STATE/ZIP : CA  94002
    MORTGAGE AMOUNT :   385,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    383,558.80  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,696.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,425,100.00
                               P & I AMT:     10,165.43  UPB AMT:   1,416,609.51
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           72
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007790777     MORTGAGORS: CRUZ                 LEONARD
                               DEL VALLE            SONIA
    REGION CODE    ADDRESS   : 2414 29TH STREET
        01         CITY      :    SANTA MONICA
                   STATE/ZIP : CA  90405
    MORTGAGE AMOUNT :   386,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    384,250.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,698.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 79.58700
    ----------------------------------------------------------------------------
0   0007790785     MORTGAGORS: BAUGHMAN             RONALD

    REGION CODE    ADDRESS   : 25906 DANA BLUFFS WEST
        01         CITY      :    DANA POINT
                   STATE/ZIP : CA  92624
    MORTGAGE AMOUNT :   288,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    285,684.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,964.67  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007790793     MORTGAGORS: NIXON                JOHN
                               NIXON                MARY
    REGION CODE    ADDRESS   : 3223 EAST HARTFORD ROAD
        01         CITY      :    ORANGE
                   STATE/ZIP : CA  92869
    MORTGAGE AMOUNT :   283,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    281,800.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,980.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 74.55200
    ----------------------------------------------------------------------------
0   0007790801     MORTGAGORS: THOMPSON             STEPHEN

    REGION CODE    ADDRESS   : 1483 SUTTER STREET #1002
        01         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94109
    MORTGAGE AMOUNT :   252,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,497.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,725.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------------------
0   0007790819     MORTGAGORS: STONE                PETER
                               MASON                SUSAN
    REGION CODE    ADDRESS   : 109 SYLVAN ROAD
        01         CITY      :    WALNUT CREEK
                   STATE/ZIP : CA  94596
    MORTGAGE AMOUNT :   262,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    261,040.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,790.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,472,700.00
                               P & I AMT:     10,160.44  UPB AMT:   1,464,273.62
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           73
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007790827     MORTGAGORS: LAVAYEN              C
                               LAVAYEN              CATHERINE
    REGION CODE    ADDRESS   : 24002 LEEWARD DRIVE
        01         CITY      :    DANA POINT
                   STATE/ZIP : CA  92629
    MORTGAGE AMOUNT :   450,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    448,014.54  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,185.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 78.94700
    ----------------------------------------------------------------------------
0   0007790835     MORTGAGORS: BOHLENDER            TIMOTHY
                               BOHLENDER            CINDY
    REGION CODE    ADDRESS   : 663 GRANDVIEW CIRCLE
        01         CITY      :    TABERNASH
                   STATE/ZIP : CO  80478
    MORTGAGE AMOUNT :   256,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    254,877.53  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,728.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------------------
0   0007790843     MORTGAGORS: STASSEL              MARTIN
                               STASSEL              KELLI
    REGION CODE    ADDRESS   : 450 CAMBRIDGE CIRCLE
        01         CITY      :    COSTA MESA
                   STATE/ZIP : CA  92627
    MORTGAGE AMOUNT :   263,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    262,536.51  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,866.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 67.61500
    ----------------------------------------------------------------------------
0   0007790850     MORTGAGORS: BONO                 MATTHEW
                               BONO                 ROBYN
    REGION CODE    ADDRESS   : 7660 BOEING AVENUE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90045
    MORTGAGE AMOUNT :   247,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    245,845.75  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,833.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------------------
0   0007790868     MORTGAGORS: SUBIA                RICHARD
                               SUBIA                KATHY
    REGION CODE    ADDRESS   : 2055 EAST CALLE MADERAS
        01         CITY      :    MESA
                   STATE/ZIP : AZ  85213
    MORTGAGE AMOUNT :   268,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    267,377.12  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,879.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,486,000.00
                               P & I AMT:     10,493.07  UPB AMT:   1,478,651.45
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           74
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007790876     MORTGAGORS: GO                   ANDREW
                               TON                  LINH
    REGION CODE    ADDRESS   : 505 BAYVIEW PARK DRIVE
        01         CITY      :    MILPITAS
                   STATE/ZIP : CA  95035
    MORTGAGE AMOUNT :   256,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    254,644.88  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,789.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 89.82400
    ----------------------------------------------------------------------------
0   0007790884     MORTGAGORS: TIEU                 QUOC
                               DUONG                LINH
    REGION CODE    ADDRESS   : 295 WOODRUFF WAY
        01         CITY      :    MILPITAS
                   STATE/ZIP : CA  95035
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    268,569.75  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,887.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------------------
0   0007790892     MORTGAGORS: FU                   EMANUAL
                               FU                   JENNY
    REGION CODE    ADDRESS   : 16302 SPRING WATER COURT
        01         CITY      :    ROCKVILLE
                   STATE/ZIP : MD  20853
    MORTGAGE AMOUNT :   334,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    328,151.83  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,250.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 78.22000
    ----------------------------------------------------------------------------
0   0007790918     MORTGAGORS: MACDONALD            DOUGLAS
                               MACDONALD            CYNTHIA
    REGION CODE    ADDRESS   : 8019 SUNRISE PLACE
        01         CITY      :    FREDERICK
                   STATE/ZIP : CO  80530
    MORTGAGE AMOUNT :   251,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,836.28  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,733.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 92.61900
    ----------------------------------------------------------------------------
0   0007790926     MORTGAGORS: PARKE                BRIAN
                               PARKE                SHIRLEY
    REGION CODE    ADDRESS   : LOT 9 HIGHRIDGE ROAD
        01         CITY      :    TOPFIELD
                   STATE/ZIP : MA  01983
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    397,954.59  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,627.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 71.93900
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,511,000.00
                               P & I AMT:     10,289.40  UPB AMT:   1,499,157.33
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           75
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007790934     MORTGAGORS: STEPHENS             BRUCE
                               STEPHENS             HOLLY
    REGION CODE    ADDRESS   : 1332 RAMBLING ROAD
        01         CITY      :    SIMI VALLEY
                   STATE/ZIP : CA  93065
    MORTGAGE AMOUNT :   303,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    301,595.01  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,120.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007790942     MORTGAGORS: KOLB                 STEVEN
                               KOLB                 LISA
    REGION CODE    ADDRESS   : 3004 NORTH 80TH STREET
        01         CITY      :    MESA
                   STATE/ZIP : AZ  85207
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    258,588.38  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,795.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 67.53200
    ----------------------------------------------------------------------------
0   0007790959     MORTGAGORS: MANNING              JOHN
                               MANNING              SUSAN
    REGION CODE    ADDRESS   : 11321 HENDERSON ROAD
        01         CITY      :    FAIRFAX STATION
                   STATE/ZIP : VA  22039
    MORTGAGE AMOUNT :   499,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    496,569.32  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,361.86  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.84000
    ----------------------------------------------------------------------------
0   0007790975     MORTGAGORS: HASSEN               RICHARD
                               LAMONT-HASSEN        MICHELLE
    REGION CODE    ADDRESS   : 2620 7TH STREET
        01         CITY      :    BOULDER
                   STATE/ZIP : CO  80304
    MORTGAGE AMOUNT :   301,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    300,131.21  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,031.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007790983     MORTGAGORS: ROBINSON             CHARLES

    REGION CODE    ADDRESS   : 448 LA PALOMA ROAD
        01         CITY      :    EL SOBRANTE
                   STATE/ZIP : CA  94803
    MORTGAGE AMOUNT :   311,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    309,270.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,121.57  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 77.75000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,674,800.00
                               P & I AMT:     11,431.15  UPB AMT:   1,666,154.55
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           76
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007790991     MORTGAGORS: ROBISON              W
                               CORPUZ               SOCORRO
    REGION CODE    ADDRESS   : 453 CASTENADA AVENUE
        01         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94116
    MORTGAGE AMOUNT :   392,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    390,090.98  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,640.98  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 61.25000
    ----------------------------------------------------------------------------
0   0007791007     MORTGAGORS: GANEFF               PAUL

    REGION CODE    ADDRESS   : 109 CALLE ESTORIA
        01         CITY      :    LOS GATOS
                   STATE/ZIP : CA  95032
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    248,840.94  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,726.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 73.52900
    ----------------------------------------------------------------------------
0   0007791023     MORTGAGORS: OSAKI                CHARLES
                               OSAKI                SANDRA
    REGION CODE    ADDRESS   : 6063 TRINIDAD AVENUE
        01         CITY      :    CYPRESS
                   STATE/ZIP : CA  90630
    MORTGAGE AMOUNT :   254,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    253,050.26  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,777.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 77.03000
    ----------------------------------------------------------------------------
0   0007791031     MORTGAGORS: BULLINGTON           STEPHEN
                               BULLINGTON           LISA
    REGION CODE    ADDRESS   : 5144 EAST CALLE DEL NORTE
        01         CITY      :    PHOENIX
                   STATE/ZIP : AZ  85018
    MORTGAGE AMOUNT :   376,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    374,621.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,661.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007791056     MORTGAGORS: DOMINGO              RENATO
                               DOMINGO              GRACE
    REGION CODE    ADDRESS   : 11544 SEMINOLE CIRCLE
        01         CITY      :    NORTHRIDGE AREA
                   STATE/ZIP : CA  91326
    MORTGAGE AMOUNT :   340,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    338,462.17  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,377.33  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 77.27200
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,612,200.00
                               P & I AMT:     11,183.70  UPB AMT:   1,605,066.30
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           77
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007791064     MORTGAGORS: FRANZEN              DON
                               FRANZEN              DALE
    REGION CODE    ADDRESS   : 21162 ENTRADA ROAD
        01         CITY      :    TOPANGA
                   STATE/ZIP : CA  90290
    MORTGAGE AMOUNT :   571,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    568,352.67  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,943.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 74.93400
    ----------------------------------------------------------------------------
0   0007791080     MORTGAGORS: CURRAN               MICHAEL
                               CURRAN               SARA
    REGION CODE    ADDRESS   : 95 MANDALAY ROAD
        01         CITY      :    OAKLAND
                   STATE/ZIP : CA  94618
    MORTGAGE AMOUNT :   291,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    289,650.88  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,009.86  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------------------
0   0007791098     MORTGAGORS: TEGELER              WILLIAM

    REGION CODE    ADDRESS   : 17570 BURKEWOOD CIRCLE
        01         CITY      :    YORBA LINDA
                   STATE/ZIP : CA  92886
    MORTGAGE AMOUNT :   294,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    292,526.89  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,030.58  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 87.76100
    ----------------------------------------------------------------------------
0   0007791106     MORTGAGORS: CALLINAN             PATRICK
                               CALLINAN             DENISE
    REGION CODE    ADDRESS   : 14585 TYROL ROAD
        01         CITY      :    TRUCKEE
                   STATE/ZIP : CA  95161
    MORTGAGE AMOUNT :   277,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    276,136.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,965.54  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 79.34200
    ----------------------------------------------------------------------------
0   0007791114     MORTGAGORS: CANADY               WILLIAM
                               CANADY               DEBORA
    REGION CODE    ADDRESS   : 1143 SIESTA KEY LANE
        01         CITY      :    STREAMWOOD
                   STATE/ZIP : IL  60120
    MORTGAGE AMOUNT :   272,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    271,205.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,858.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 93.16200
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,706,200.00
                               P & I AMT:     11,808.68  UPB AMT:   1,697,871.80
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           78
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007791122     MORTGAGORS: POINDEXTER           ROGER
                               JEMMOTT              CAROL
    REGION CODE    ADDRESS   : 37986 KITE LANE
        01         CITY      :    LOVETTSVILLE
                   STATE/ZIP : VA  20180
    MORTGAGE AMOUNT :   469,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    467,428.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,323.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 72.23000
    ----------------------------------------------------------------------------
0   0007791130     MORTGAGORS: LEE                  ROBERT
                               DICKERSON            OPAL
    REGION CODE    ADDRESS   : 4162 HILLDALE ROAD
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92116
    MORTGAGE AMOUNT :   314,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    312,714.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,223.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------------------
0   0007791148     MORTGAGORS: HUFANA               YSMAEL
                               HUFANA               SHIRLEY
    REGION CODE    ADDRESS   : 3111 MAIN AVENUE SOUTH
        01         CITY      :    RENTON
                   STATE/ZIP : WA  98055
    MORTGAGE AMOUNT :   242,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    242,116.10  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,636.46  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 94.99400
    ----------------------------------------------------------------------------
0   0007791155     MORTGAGORS: FASSEL               RICHARD
                               FASSEL               KATHY
    REGION CODE    ADDRESS   : 19 ALTEZZA DRIVE
        01         CITY      :    MISSION VIEJO
                   STATE/ZIP : CA  92692
    MORTGAGE AMOUNT :   277,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    275,747.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,936.82  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 62.95400
    ----------------------------------------------------------------------------
0   0007791171     MORTGAGORS: BASSIS               L

    REGION CODE    ADDRESS   : 8960 WONDERLAND AVENUE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90046
    MORTGAGE AMOUNT :   317,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    315,689.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,220.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 76.53000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,621,100.00
                               P & I AMT:     11,340.26  UPB AMT:   1,613,695.37
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           79
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007791189     MORTGAGORS: MILLER               LOREN
                               STEISEL              CATHERINE
    REGION CODE    ADDRESS   : 6014-6016 EAST APPIAN WAY
        01         CITY      :    LONG BEACH
                   STATE/ZIP : CA  90803
    MORTGAGE AMOUNT :   343,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    341,907.44  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,372.47  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 79.69800
    ----------------------------------------------------------------------------
0   0007791197     MORTGAGORS: SHAFFER              JAMES
                               SHAFFER              SYDNEY
    REGION CODE    ADDRESS   : 170 GAMBEL LANE
        01         CITY      :    SEDONA
                   STATE/ZIP : AZ  86336
    MORTGAGE AMOUNT :   312,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    310,768.26  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,128.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007791205     MORTGAGORS: ORMONDE              DERREL
                               ORMONDE              DEBORAH
    REGION CODE    ADDRESS   : 28562 EL SUR
        01         CITY      :    LAGUNA NIGUEL
                   STATE/ZIP : CA  92677
    MORTGAGE AMOUNT :   243,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    241,782.22  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,719.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 74.76900
    ----------------------------------------------------------------------------
0   0007791213     MORTGAGORS: CARLILL              ROLAND
                               CARLILL              DIANNE
    REGION CODE    ADDRESS   : 11510 227TH AVENUE SOUTHEAST
        01         CITY      :    MONROE
                   STATE/ZIP : WA  98272
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    348,316.27  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,417.36  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007791221     MORTGAGORS: HUMBER               ROBERT
                               HUMBER               C.
    REGION CODE    ADDRESS   : 11166 MCGEE RIVER CIRCLE
        01         CITY      :    FOUNTAIN VALLEY
                   STATE/ZIP : CA  92708
    MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    273,966.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,922.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 74.72800
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,523,500.00
                               P & I AMT:     10,561.00  UPB AMT:   1,516,740.90
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           80
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007791239     MORTGAGORS: KASZUBSKI            MARK
                               KASZUBSKI            MAUREEN
    REGION CODE    ADDRESS   : 49 RIDGE FIELD ROAD
        01         CITY      :    WARWICK
                   STATE/ZIP : NY  10990
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,460.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,103.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 77.83400
    ----------------------------------------------------------------------------
0   0007791254     MORTGAGORS: LABSON               CHARLTON

    REGION CODE    ADDRESS   : 2062 SAN RAMON AVENUE
        01         CITY      :    MOUNTAINVIEW
                   STATE/ZIP : CA  94043
    MORTGAGE AMOUNT :   335,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    334,230.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,313.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 74.44400
    ----------------------------------------------------------------------------
0   0007791262     MORTGAGORS: SANDOVAL             GARY
                               SANDOVAL             SUE
    REGION CODE    ADDRESS   : 21871 HERENCIA
        01         CITY      :    MISSION VIEJO
                   STATE/ZIP : CA  92692
    MORTGAGE AMOUNT :   286,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    285,335.44  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,028.54  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 78.52000
    ----------------------------------------------------------------------------
0   0007791270     MORTGAGORS: PFEIFER              SHARON
                               LEMARIE              FRANCK
    REGION CODE    ADDRESS   : 15452 HIGHWAY 82
        01         CITY      :    CARBONDALE
                   STATE/ZIP : CO  81623
    MORTGAGE AMOUNT :   310,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    309,333.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,171.06  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 87.46400
    ----------------------------------------------------------------------------
0   0007791288     MORTGAGORS: SHARMA               RAJ
                               SHARMA               REVA
    REGION CODE    ADDRESS   : 10 NORWOOD COURT
        01         CITY      :    MORRISTOWN
                   STATE/ZIP : NJ  07960
    MORTGAGE AMOUNT :   308,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    306,813.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,127.28  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 62.85700
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,520,100.00
                               P & I AMT:     10,744.19  UPB AMT:   1,515,173.71
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           81
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007791296     MORTGAGORS: LYBERIS              CHRIS
                               LYBERIS              NGA
    REGION CODE    ADDRESS   : 970 ROSE COURT
        01         CITY      :    SANTA CLARA
                   STATE/ZIP : CA  95051
    MORTGAGE AMOUNT :   247,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    246,407.98  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,751.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 74.54800
    ----------------------------------------------------------------------------
0   0007791304     MORTGAGORS: ABAJIAN              JOHN
                               ABAJIAN              SHEILA
    REGION CODE    ADDRESS   : 5433 ELLENVALE AVENUE
        01         CITY      :    WOODLAND HILLS AREA
                   STATE/ZIP : CA  91367
    MORTGAGE AMOUNT :   332,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    330,276.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,293.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007791312     MORTGAGORS: ALLEGA               PHILIP
                               ALLEGA               DONNA
    REGION CODE    ADDRESS   : 8 PUERTO NUEVO
        01         CITY      :    FOOTHILL RANCH
                   STATE/ZIP : CA  92610
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    268,808.68  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,911.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 77.14200
    ----------------------------------------------------------------------------
0   0007791320     MORTGAGORS: EMMA                 BRIAN
                               EMMA                 WHITNY
    REGION CODE    ADDRESS   : 888 DEL AVION LANE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95138
    MORTGAGE AMOUNT :   240,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    239,598.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,602.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 94.99000
    ----------------------------------------------------------------------------
0   0007791338     MORTGAGORS: CHINELLO             ROBERT
                               CHINELLO             JUDITH
    REGION CODE    ADDRESS   : 9210 SHOSHONE AVENUE
        01         CITY      :    NORTHRIDGE
                   STATE/ZIP : CA  91325
    MORTGAGE AMOUNT :   248,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    247,688.82  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,759.58  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 76.49200
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,338,900.00
                               P & I AMT:      9,317.50  UPB AMT:   1,332,780.43
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           82
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007791346     MORTGAGORS: SWANWICK             SIMON
                               SWANWICK             JOCELYN
    REGION CODE    ADDRESS   : 17 CLIVE LANE
        01         CITY      :    BERNARDS
                   STATE/ZIP : NJ  07920
    MORTGAGE AMOUNT :   650,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    647,617.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,600.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 65.66300
    ----------------------------------------------------------------------------
0   0007791353     MORTGAGORS: HOMEWOOD             PAUL
                               HOMEWOOD             SALLY
    REGION CODE    ADDRESS   : 3356 TEMPE DRIVE
        01         CITY      :    HUNTINTON BEACH
                   STATE/ZIP : CA  92649
    MORTGAGE AMOUNT :   304,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    302,461.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,151.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007791361     MORTGAGORS: BOWER                KEVIN
                               BOWER                RENEE
    REGION CODE    ADDRESS   : 6 SUNRISE POINT COURT
        01         CITY      :    LAKE WYLIE
                   STATE/ZIP : SC  29710
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    318,363.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,102.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 51.61200
    ----------------------------------------------------------------------------
0   0007791379     MORTGAGORS: SALINAS              ROBERT
                               SALINAS              DANIELE
    REGION CODE    ADDRESS   : 4035 WICKERSHAM LANE
        01         CITY      :    HOUSTON
                   STATE/ZIP : TX  77027
    MORTGAGE AMOUNT :   255,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    244,855.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,979.34  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/18
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 77.36300
    ----------------------------------------------------------------------------
0   0007791387     MORTGAGORS: PROTENIC             MARC

    REGION CODE    ADDRESS   : 22 CENTENNIAL WAY
        01         CITY      :    SAN RAMON
                   STATE/ZIP : CA  94583
    MORTGAGE AMOUNT :   378,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    376,544.10  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,610.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,907,300.00
                               P & I AMT:     13,444.62  UPB AMT:   1,889,842.00
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           83
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007791403     MORTGAGORS: THROOP               MELVIN
                               THROOP               SHIRLEY
    REGION CODE    ADDRESS   : 2762 EAST MIGRATORY DRIVE
        01         CITY      :    BOISE
                   STATE/ZIP : ID  83706
    MORTGAGE AMOUNT :   245,850.00  OPTION TO CONVERT :
    UNPAID BALANCE :    244,903.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,698.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 87.80300
    ----------------------------------------------------------------------------
0   0007791411     MORTGAGORS: NGUYEN               TOAN
                               NGUYEN               HAN
    REGION CODE    ADDRESS   : 1141 SUMMERDALE DRIVE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95132
    MORTGAGE AMOUNT :   285,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    284,370.89  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,046.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007791429     MORTGAGORS: WARNER               CHRISTI

    REGION CODE    ADDRESS   : 5801 NORTH 44TH PLACE
        01         CITY      :    PHOENIX
                   STATE/ZIP : AZ  85018
    MORTGAGE AMOUNT :   277,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    276,320.88  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,822.98  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------------------
0   0007791437     MORTGAGORS: FONSECA              FERNANDO
                               FONSECA              CONSUELO
    REGION CODE    ADDRESS   : 1091 -1097 BISMARCK DRIVE
        01         CITY      :    CAMPBELL
                   STATE/ZIP : CA  95008
    MORTGAGE AMOUNT :   314,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    312,977.15  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,250.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------------------
0   0007791460     MORTGAGORS: WALUS                MARK
                               WALUS                KIMBERLY
    REGION CODE    ADDRESS   : 10375 NORTH HIDDEN OAK DRIVE
        01         CITY      :    HIGHLAND
                   STATE/ZIP : UT  84003
    MORTGAGE AMOUNT :   380,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    378,572.16  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,657.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,503,050.00
                               P & I AMT:     10,474.34  UPB AMT:   1,497,144.17
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           84
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007791478     MORTGAGORS: GREGORY              WILLIAM
                               GREGORY              SUSAN
    REGION CODE    ADDRESS   : 92 BROMFIELD STREET
        01         CITY      :    NEWBURYPORT
                   STATE/ZIP : MA  01950
    MORTGAGE AMOUNT :   307,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    306,677.88  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,945.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.50000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.50000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------------------
0   0007791486     MORTGAGORS: RIVANI               HENGAMEH

    REGION CODE    ADDRESS   : 1659 CALLE ROCHELLE
        01         CITY      :    THOUSAND OAKS
                   STATE/ZIP : CA  91360
    MORTGAGE AMOUNT :   326,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    325,133.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,337.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 79.99900
    ----------------------------------------------------------------------------
0   0007791494     MORTGAGORS: BOHN                 ARLIN
                               BOHN                 JUNE
    REGION CODE    ADDRESS   : 44 TESSERA AVENUE
        01         CITY      :    FOOTHILL RANCH
                   STATE/ZIP : CA  92610
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    298,872.80  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,097.64  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 74.07407
    ----------------------------------------------------------------------------
0   0007791502     MORTGAGORS: RENAUD               JOHN
                               RENAUD               MARY
    REGION CODE    ADDRESS   : 32721 BALLENA
        01         CITY      :    DANA POINT
                   STATE/ZIP : CA  92629
    MORTGAGE AMOUNT :   340,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    338,722.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,377.33  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 75.55500
    ----------------------------------------------------------------------------
0   0007791510     MORTGAGORS: WINET                RICHARD
                               WINET                SHARON
    REGION CODE    ADDRESS   : 9910 GRAND VIEW DRIVE
        01         CITY      :    LA MESA
                   STATE/ZIP : CA  91941
    MORTGAGE AMOUNT :   386,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    384,834.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,733.85  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,660,350.00
                               P & I AMT:     11,491.98  UPB AMT:   1,654,241.02
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           85
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007791528     MORTGAGORS: KRAEMER              PAUL
                               KRAEMER              CYNTHIA
    REGION CODE    ADDRESS   : 26 TWIN POND LANE
        01         CITY      :    SUDBURY
                   STATE/ZIP : MA  01776
    MORTGAGE AMOUNT :   475,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    472,203.79  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,471.68  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/23
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 65.97222
    ----------------------------------------------------------------------------
0   0007791536     MORTGAGORS: ONDRUSEK             JAROSLAV

    REGION CODE    ADDRESS   : 2598 N.W. 27TH STREET
        01         CITY      :    BOCA RATON
                   STATE/ZIP : FL  33434
    MORTGAGE AMOUNT :   254,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    253,965.74  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,804.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 94.98788
    ----------------------------------------------------------------------------
0   0007791544     MORTGAGORS: YERKES               JEFFREY
                               YERKES               CATHERINE
    REGION CODE    ADDRESS   : 17411 BRISTLECONE LANE
        01         CITY      :    YORBA LINDA
                   STATE/ZIP : CA  92886
    MORTGAGE AMOUNT :   254,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    253,766.50  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,802.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 76.02900
    ----------------------------------------------------------------------------
0   0007791569     MORTGAGORS: WALLACE              JOHN
                               WALLACE              LORI
    REGION CODE    ADDRESS   : 1073 W HOLLY DRIVE
        01         CITY      :    WALNUT CREEK
                   STATE/ZIP : CA  94598
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    268,960.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,864.82  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 72.97297
    ----------------------------------------------------------------------------
0   0007791577     MORTGAGORS: SAUL                 DONALD
                               SAUL                 MARCIA
    REGION CODE    ADDRESS   : 4454 HARBOR PLACE DRIVE
        01         CITY      :    ST. PAUL
                   STATE/ZIP : MN  55126
    MORTGAGE AMOUNT :   295,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    294,270.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,013.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,549,800.00
                               P & I AMT:     10,957.21  UPB AMT:   1,543,166.56
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           86
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007791585     MORTGAGORS: SCHWAB               HOWARD
                               SCHWAB               MICHAEL
    REGION CODE    ADDRESS   : 70-E PINTO DRIVE
        01         CITY      :    EDWARDS
                   STATE/ZIP : CO  81623
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,518.76  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,021.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 61.22400
    ----------------------------------------------------------------------------
0   0007791593     MORTGAGORS: BUCUR                DANIEL
                               BUCUR                DIANA
    REGION CODE    ADDRESS   : 5515 FEATHER GRASS LANE
        01         CITY      :    YORBA LINDA
                   STATE/ZIP : CA  92887
    MORTGAGE AMOUNT :   317,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    316,077.88  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,191.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 74.65800
    ----------------------------------------------------------------------------
0   0007791601     MORTGAGORS: CAVIT                DENNIS
                               CAVIT                ERIN
    REGION CODE    ADDRESS   : 1605 RED MOUNTAIN DRIVE
        01         CITY      :    LAKE CITY
                   STATE/ZIP : CO  81235
    MORTGAGE AMOUNT :   314,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    313,227.50  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,118.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.62000
    ----------------------------------------------------------------------------
0   0007791619     MORTGAGORS: MEDINA               THERESA

    REGION CODE    ADDRESS   : 5018 NEW TRIER AVENUE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95136
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,007.72  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,995.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 73.98200
    ----------------------------------------------------------------------------
0   0007791627     MORTGAGORS: MEEK                 DERON
                               ADAMS MEEK           KRISTINA
    REGION CODE    ADDRESS   : 7350 WOODROW DRIVE
        01         CITY      :    OAKLAND
                   STATE/ZIP : CA  94611
    MORTGAGE AMOUNT :   296,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    294,742.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,944.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,527,800.00
                               P & I AMT:     10,271.93  UPB AMT:   1,522,574.15
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           87
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007791635     MORTGAGORS: ROSS                 STEVEN

    REGION CODE    ADDRESS   : 477 CENTER STREET
        01         CITY      :    LAGUNA BEACH
                   STATE/ZIP : CA  92651
    MORTGAGE AMOUNT :   402,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    401,248.56  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,782.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 72.57600
    ----------------------------------------------------------------------------
0   0007791643     MORTGAGORS: BOYER                ROBERT
                               BOYER                PAULA
    REGION CODE    ADDRESS   : 7 TURTLE BAY DRIVE
        01         CITY      :    NEWPORT BEACH
                   STATE/ZIP : CA  92660
    MORTGAGE AMOUNT :   626,550.00  OPTION TO CONVERT :
    UNPAID BALANCE :    624,320.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,011.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 79.99300
    ----------------------------------------------------------------------------
0   0007791650     MORTGAGORS: LOPEZ                JOSE
                               LOPEZ                ANNE
    REGION CODE    ADDRESS   : 206 COLT COURT
        01         CITY      :    LAFAYETTE
                   STATE/ZIP : CA  94549
    MORTGAGE AMOUNT :   450,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    448,398.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,881.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 62.06800
    ----------------------------------------------------------------------------
0   0007791668     MORTGAGORS: MORRIS               KARLTON
                               MORRIS               CAROLYN
    REGION CODE    ADDRESS   : 845 PAT LANE
        01         CITY      :    ARNOLD
                   STATE/ZIP : MD  21012
    MORTGAGE AMOUNT :   321,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    319,832.32  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,190.47  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------------------
0   0007791676     MORTGAGORS: MATHEIS              CHARLES
                               MATHEIS              JACQUELYN
    REGION CODE    ADDRESS   : 9082 BELCARO DRIVE
        01         CITY      :    HUNTINGTON BEACH
                   STATE/ZIP : CA  92646
    MORTGAGE AMOUNT :   433,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    431,332.25  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,990.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 79.44900
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   2,233,450.00
                               P & I AMT:     14,856.40  UPB AMT:   2,225,132.29
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           88
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007791684     MORTGAGORS: GLANKLER III         FRANK
                               GLANKLER             ANGEL
    REGION CODE    ADDRESS   : 13535 EAST CHARTER OAK DRIVE
        01         CITY      :    SCOTTSDALE
                   STATE/ZIP : AZ  85259
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    318,640.32  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,102.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 74.41800
    ----------------------------------------------------------------------------
0   0007791692     MORTGAGORS: KEPRTA               DANIEL
                               KEPRTA               DONNA
    REGION CODE    ADDRESS   : 20081 MIDLAND LANE
        01         CITY      :    HUNTINGTON BEACH
                   STATE/ZIP : CA  92646
    MORTGAGE AMOUNT :   268,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    267,491.12  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,877.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 76.49570
    ----------------------------------------------------------------------------
0   0007791700     MORTGAGORS: HEDDEN               ROBERT
                               HEDDEN               LORRETTA
    REGION CODE    ADDRESS   : 12485 WOODHALL WAY
        01         CITY      :    TUSTIN
                   STATE/ZIP : CA  92782
    MORTGAGE AMOUNT :   279,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    278,449.83  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,954.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 69.01200
    ----------------------------------------------------------------------------
0   0007791718     MORTGAGORS: BECKHAM              GEORGE
                               BECKHAM              SHANNON
    REGION CODE    ADDRESS   : 694 CAIN RD.
        01         CITY      :    MT. PLEASANT
                   STATE/ZIP : SC  29464
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,031.78  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,021.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007791726     MORTGAGORS: EATON                WENDELL
                               EATON                STACY
    REGION CODE    ADDRESS   : 1807 AMBER LANE
        01         CITY      :    BURBANK
                   STATE/ZIP : CA  91504
    MORTGAGE AMOUNT :   248,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    247,020.91  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,691.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 84.93100
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,416,000.00
                               P & I AMT:      9,646.82  UPB AMT:   1,410,633.96
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           89
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007791734     MORTGAGORS: LUNT                 JOSEPH

    REGION CODE    ADDRESS   : 345 ST. ANDREWS DRIVE
        01         CITY      :    ST. ALBANS
                   STATE/ZIP : MO  63073
    MORTGAGE AMOUNT :   650,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    647,742.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,215.89  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 59.99000
    ----------------------------------------------------------------------------
0   0007791759     MORTGAGORS: DEBACKER             STEVEN
                               DEBACKER             MARY
    REGION CODE    ADDRESS   : 121 RAMONA AVENUE
        01         CITY      :    PIEDMONT
                   STATE/ZIP : CA  94611
    MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    274,044.89  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,783.64  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 78.57100
    ----------------------------------------------------------------------------
0   0007791767     MORTGAGORS: KAPOOR               RAVINDER
                               KAPOOR               KANTA
    REGION CODE    ADDRESS   : 10813 HILLBROOKE LANE
        01         CITY      :    POTOMAC
                   STATE/ZIP : MD  20854
    MORTGAGE AMOUNT :   266,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    265,809.26  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,795.46  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 66.62500
    ----------------------------------------------------------------------------
0   0007791775     MORTGAGORS: HAMILTON             THOMAS
                               KIRK                 KAREN
    REGION CODE    ADDRESS   : 81 ALLEN AVENUE
        01         CITY      :    WABAN
                   STATE/ZIP : MA  02468
    MORTGAGE AMOUNT :   305,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    304,485.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,931.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.50000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007791783     MORTGAGORS: DILLARD              KEVIN
                               DILLARD              HILARY
    REGION CODE    ADDRESS   : 5832 MAXSON DRIVE
        01         CITY      :    CYPRESS
                   STATE/ZIP : CA  90630
    MORTGAGE AMOUNT :   248,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    247,138.65  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,608.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,745,100.00
                               P & I AMT:     11,335.12  UPB AMT:   1,739,221.20
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           90
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007791791     MORTGAGORS: PARTRIDGE            TIMOTHY
                               PARTRIDGE            SUSAN
    REGION CODE    ADDRESS   : 552 EAST 13710 SOUTH
        01         CITY      :    DRAPER
                   STATE/ZIP : UT  84020
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    269,084.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,773.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------------------
0   0007791809     MORTGAGORS: SOBERMAN             STUART
                               SOBERMAN             LORI
    REGION CODE    ADDRESS   : 10804 GAINSBOROUGH ROAD
        01         CITY      :    POTOMAC
                   STATE/ZIP : MD  20854
    MORTGAGE AMOUNT :   303,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    302,692.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,920.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.50000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007791817     MORTGAGORS: FLIEHS               JEFFREY
                               FLIEHS               SHONDA
    REGION CODE    ADDRESS   : 4970 SYCAMORE DRIVE
        01         CITY      :    EAGAN
                   STATE/ZIP : MN  55123
    MORTGAGE AMOUNT :   317,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    316,227.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,083.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 94.99800
    ----------------------------------------------------------------------------
0   0007791825     MORTGAGORS: JENNINGS             STEVEN
                               JENNINGS             CHERYL
    REGION CODE    ADDRESS   : 5711 LORIPAT DRIVE
        01         CITY      :    BROADVIEW HEIGHTS
                   STATE/ZIP : OH  43147
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    248,988.43  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,684.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 69.01300
    ----------------------------------------------------------------------------
0   0007791833     MORTGAGORS: WINTER               HARRIET
                               LANE                 JOAN
    REGION CODE    ADDRESS   : 202 CHESTNUT AVENUE #2R
        01         CITY      :    JAMAICA PLAIN
                   STATE/ZIP : MA  02130
    MORTGAGE AMOUNT :   263,150.00  OPTION TO CONVERT :
    UNPAID BALANCE :    262,399.85  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,885.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,404,150.00
                               P & I AMT:      9,347.26  UPB AMT:   1,399,393.51
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           91
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007791841     MORTGAGORS: NEIL                 DOUGLAS
                               NEIL                 JOANN
    REGION CODE    ADDRESS   : 11270 ACAMA STREET
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  91602
    MORTGAGE AMOUNT :   348,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    347,567.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,291.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------------------
0   0007791858     MORTGAGORS: CALDER               DALE
                               CALDER               JUDITH
    REGION CODE    ADDRESS   : 179 YORK ROAD
        01         CITY      :    MANSFIELD
                   STATE/ZIP : MA  02048
    MORTGAGE AMOUNT :   357,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    356,437.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,407.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------------------
0   0007791874     MORTGAGORS: MORRISON             STEWART
                               MORRISON             SANDRA
    REGION CODE    ADDRESS   : 5 WALKER LANE
        01         CITY      :    BOXFORD
                   STATE/ZIP : MA  01921
    MORTGAGE AMOUNT :   644,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    642,816.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,290.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 75.38800
    ----------------------------------------------------------------------------
0   0007791882     MORTGAGORS: LOPITZ               PETER
                               BUSWELL              JANICE
    REGION CODE    ADDRESS   : 3045 8TH STREET
        01         CITY      :    BOULDER
                   STATE/ZIP : CO  80304
    MORTGAGE AMOUNT :   254,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    253,356.16  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,668.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007791890     MORTGAGORS: YAMADA               LINDA

    REGION CODE    ADDRESS   : 514 NORTH JUANITA AVENUE #A
        01         CITY      :    REDONDO BEACH
                   STATE/ZIP : CA  90277
    MORTGAGE AMOUNT :   322,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    321,226.80  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,200.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 77.71000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,927,500.00
                               P & I AMT:     12,857.73  UPB AMT:   1,921,405.36
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           92
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007791908     MORTGAGORS: BALISTRERI           BRIAN
                               BALISTRERI           KELLY
    REGION CODE    ADDRESS   : 36933 MONTECITO DRIVE
        01         CITY      :    FREMONT
                   STATE/ZIP : CA  94536
    MORTGAGE AMOUNT :   358,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    357,292.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,266.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.50000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.50000  PRODUCT CODE      :   002
    LTV :                 67.02800
    ----------------------------------------------------------------------------
0   0007791916     MORTGAGORS: KLIS                 STEPHEN

    REGION CODE    ADDRESS   : 798 ELIZABETH STREET
        01         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94114
    MORTGAGE AMOUNT :   287,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    286,066.16  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,959.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007791924     MORTGAGORS: VOLLMER              STEVEN
                               VOLLMER              JULIE
    REGION CODE    ADDRESS   : 513 MARSHALL ROAD
        01         CITY      :    VIENNA
                   STATE/ZIP : VA  22180
    MORTGAGE AMOUNT :   343,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    342,308.54  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,225.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007791932     MORTGAGORS: BELL                 STEVEN
                               WALKER-BELL          WENDY
    REGION CODE    ADDRESS   : 3021 WEST MERCER WAY
        01         CITY      :    MERCER ISLAND
                   STATE/ZIP : WA  98040
    MORTGAGE AMOUNT :   545,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    530,994.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,448.57  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.50000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      6.50000  PRODUCT CODE      :   002
    LTV :                 74.73900
    ----------------------------------------------------------------------------
0   0007791940     MORTGAGORS: STERLING             GEORGE
                               STERLING             BELINDA
    REGION CODE    ADDRESS   : 3667 OAKES DRIVE
        01         CITY      :    HAYWARD
                   STATE/ZIP : CA  94542
    MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    274,134.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,875.98  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 74.32400
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,809,600.00
                               P & I AMT:     11,776.35  UPB AMT:   1,790,795.80
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           93
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007791957     MORTGAGORS: LAKHANI              MURTUZA

    REGION CODE    ADDRESS   : 2010 NICKLAUS CIRCLE
        01         CITY      :    ROSEVILLE
                   STATE/ZIP : CA  95678
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    258,868.03  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,686.36  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007791973     MORTGAGORS: KOSHT                AARON
                               KOSHT                KAREN
    REGION CODE    ADDRESS   : 1158 CHESTNUT LANE
        01         CITY      :    SOUTH LYON
                   STATE/ZIP : MI  48178
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,212.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,705.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 94.98400
    ----------------------------------------------------------------------------
0   0007791981     MORTGAGORS: FOX                  JAMES
                               FOX                  PATSY
    REGION CODE    ADDRESS   : 1415 HACIENDA BOULEVARD
        01         CITY      :    LA HABRA HEIGHTS
                   STATE/ZIP : CA  90631
    MORTGAGE AMOUNT :   328,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    327,325.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,353.41  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------------------
0   0007791999     MORTGAGORS: LONGO                JOSEPH
                               LONGO                LINDA
    REGION CODE    ADDRESS   : 1000 NORTH SHORE DRIVE
        01         CITY      :    WALLOON LAKE
                   STATE/ZIP : MI  49796
    MORTGAGE AMOUNT :   331,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    330,376.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,177.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 42.77400
    ----------------------------------------------------------------------------
0   0007792005     MORTGAGORS: YOUNG                TIMOTHY
                               YOUNG                NANCY
    REGION CODE    ADDRESS   : 23355 MYSTIC
        01         CITY      :    NOVI
                   STATE/ZIP : MI  48375
    MORTGAGE AMOUNT :   269,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    268,152.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,835.06  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 73.29700
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,439,000.00
                               P & I AMT:      9,758.00  UPB AMT:   1,433,935.83
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           94
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007792013     MORTGAGORS: FERRONE              ELLEN

    REGION CODE    ADDRESS   : 316 GLENCREST DRIVE
        01         CITY      :    SOLANA BEACH
                   STATE/ZIP : CA  92075
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,069.47  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,686.36  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 65.00000
    ----------------------------------------------------------------------------
0   0007792021     MORTGAGORS: CHAWDRY              REHAN

    REGION CODE    ADDRESS   : 20991 SHERMAN DR
        01         CITY      :    CASTRO VALLEY
                   STATE/ZIP : CA  94552
    MORTGAGE AMOUNT :   257,050.00  OPTION TO CONVERT :
    UNPAID BALANCE :    256,059.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,775.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 79.99464
    ----------------------------------------------------------------------------
0   0007792039     MORTGAGORS: RUSSELL              CHARLES
                               RUSSELL              LAURA
    REGION CODE    ADDRESS   : 1441 LARKSPUR COURT SOUTH
        01         CITY      :    LAFAYETTE
                   STATE/ZIP : CO  80026
    MORTGAGE AMOUNT :   272,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    271,553.58  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,767.43  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 89.93399
    ----------------------------------------------------------------------------
0   0007792047     MORTGAGORS: HENRICI              ELIZABETH
                               HENRICI              PETER
    REGION CODE    ADDRESS   : 59 ROWAN ROAD
        01         CITY      :    CHATHAM
                   STATE/ZIP : NJ  07928
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    348,724.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,212.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.50000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.50000  PRODUCT CODE      :   002
    LTV :                 74.94600
    ----------------------------------------------------------------------------
0   0007792054     MORTGAGORS: CHAU                 MARGARET
                               LEUNG                FREEMAN
    REGION CODE    ADDRESS   : 8705 BANNER RIDGE DRIVE EAST
        01         CITY      :    ANAHEIM
                   STATE/ZIP : CA  92808
    MORTGAGE AMOUNT :   266,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    265,168.51  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,749.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 75.01400
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,405,850.00
                               P & I AMT:      9,190.81  UPB AMT:   1,400,575.54
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           95
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007792062     MORTGAGORS: CART                 ROBERT
                               UHLER-CART           COURTNEY
    REGION CODE    ADDRESS   : 2960 LINDEN AVENUE
        01         CITY      :    BERKLEY
                   STATE/ZIP : CA  94705
    MORTGAGE AMOUNT :   504,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    502,162.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,185.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.50000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007792070     MORTGAGORS: ARAGON               S.
                               ARAGON               TERILYNN
    REGION CODE    ADDRESS   : 3211 BRUNELL DRIVE
        01         CITY      :    OAKLAND
                   STATE/ZIP : CA  94602
    MORTGAGE AMOUNT :   344,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    343,631.32  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,265.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007792088     MORTGAGORS: WALKER               JOHN
                               WALKER               JOHANNA
    REGION CODE    ADDRESS   : 4011 W. LAKESHORE DRIVE
        01         CITY      :    SAN RAMON
                   STATE/ZIP : CA  94583
    MORTGAGE AMOUNT :   312,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    310,768.26  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,128.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007792096     MORTGAGORS: NYSTUL               RODERICK
                               FRANCIS              KAREN
    REGION CODE    ADDRESS   : 10890 TANTLINGER DRIVE
        01         CITY      :    TUSTIN
                   STATE/ZIP : CA  92782
    MORTGAGE AMOUNT :   321,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    319,981.76  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,191.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.99600
    ----------------------------------------------------------------------------
0   0007792104     MORTGAGORS: HWANG                WEI-CHUN
                               YANG                 CHI-HSUAN
    REGION CODE    ADDRESS   : 20978 SHERMAN DRIVE
        01         CITY      :    CASTRO VALLEY
                   STATE/ZIP : CA  94552
    MORTGAGE AMOUNT :   272,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    271,270.50  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,812.28  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 79.98500
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,754,450.00
                               P & I AMT:     11,582.87  UPB AMT:   1,747,814.47
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           96
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007792112     MORTGAGORS: PETERSON             MARGO

    REGION CODE    ADDRESS   : 1815 LYON STREET
        01         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94115
    MORTGAGE AMOUNT :   395,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    393,032.25  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,529.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 56.50900
    ----------------------------------------------------------------------------
0   0007792120     MORTGAGORS: MARCOS               MARK
                               MARCOS               SHANNON
    REGION CODE    ADDRESS   : 2187 CAMINO DEL VECINO
        01         CITY      :    ALPINE
                   STATE/ZIP : CA  91901
    MORTGAGE AMOUNT :   376,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    374,402.19  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,470.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007792138     MORTGAGORS: IRVIN                SCOTT
                               ENGLAND              DEBBIE
    REGION CODE    ADDRESS   : 24173 MENTRY DRIVE
        01         CITY      :    NEWHALL AREA
                   STATE/ZIP : CA  91321
    MORTGAGE AMOUNT :   265,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    264,101.79  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,740.86  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 64.63400
    ----------------------------------------------------------------------------
0   0007792146     MORTGAGORS: SCHMITT              DAVID
                               SCHMITT              JULIE
    REGION CODE    ADDRESS   : 3149 HOOP PINE PLACE
        01         CITY      :    SIMI VALLEY
                   STATE/ZIP : CA  93063
    MORTGAGE AMOUNT :   284,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    282,822.37  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,889.46  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007792153     MORTGAGORS: SALZMAN              RONALD
                               HAUBNER-SALZMAN      LAURA
    REGION CODE    ADDRESS   : 1406 SOUTH ALBANY ROAD
        01         CITY      :    TAMPA
                   STATE/ZIP : FL  33606
    MORTGAGE AMOUNT :   266,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    264,897.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,769.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,586,000.00
                               P & I AMT:     10,399.30  UPB AMT:   1,579,255.60
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           97
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007792161     MORTGAGORS: SIMONE               ALBERTINA

    REGION CODE    ADDRESS   : 1110 PARKPLACE CT.
        01         CITY      :    BLOOMFIELD HILLS
                   STATE/ZIP : MI  48302
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    397,940.80  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,366.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      5.87500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      5.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007792179     MORTGAGORS: SIVILA               ULPIANO
                               SIVILA               MARILYN
    REGION CODE    ADDRESS   : 3423 TIMBERLAKE AVENUE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95148
    MORTGAGE AMOUNT :   258,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    257,006.28  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,781.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 89.89500
    ----------------------------------------------------------------------------
0   0007792187     MORTGAGORS: HALL                 ROBERT
                               HALL                 NADINE
    REGION CODE    ADDRESS   : 22435 ROSEBRIAR
        01         CITY      :    MISSION VIEJO
                   STATE/ZIP : CA  92692
    MORTGAGE AMOUNT :   478,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    476,339.87  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,100.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 78.36000
    ----------------------------------------------------------------------------
0   0007792195     MORTGAGORS: SAGAYADAN            GRACE
                               SOUHLAL              BACHIR
    REGION CODE    ADDRESS   : 16409 EQUESTRIAN LANE
        01         CITY      :    DERWOOD
                   STATE/ZIP : MD  20855
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    348,100.94  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,358.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 70.00000
    ----------------------------------------------------------------------------
0   0007792203     MORTGAGORS: EDELSON              LOUIS
                               MOREE-EDELSON        ELAINE
    REGION CODE    ADDRESS   : 3684 BOYER CIRCLE
        01         CITY      :    LAYFAYETTE
                   STATE/ZIP : CA  94549
    MORTGAGE AMOUNT :   390,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    388,678.12  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,562.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 65.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,876,000.00
                               P & I AMT:     12,168.44  UPB AMT:   1,868,066.01
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           98
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007792211     MORTGAGORS: KALIK                ROBERT
                               KALIK                MARGIE
    REGION CODE    ADDRESS   : 9118 MCDONALD DRIVE
        01         CITY      :    BETHESDA
                   STATE/ZIP : MD  20817
    MORTGAGE AMOUNT :   418,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    416,583.18  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,745.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 74.64200
    ----------------------------------------------------------------------------
0   0007792229     MORTGAGORS: BOOTH                JAMES
                               BOOTH                KATHERINE
    REGION CODE    ADDRESS   : 20282 BANCROFT CIRCLE
        01         CITY      :    HUNTINGTON BEACH
                   STATE/ZIP : CA  92646
    MORTGAGE AMOUNT :   267,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    265,942.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,821.41  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 68.63753
    ----------------------------------------------------------------------------
0   0007792237     MORTGAGORS: MADY                 JAMES
                               MADY                 VALERIE
    REGION CODE    ADDRESS   : 2510 AVENITA OCOTILLO
        01         CITY      :    ALPINE
                   STATE/ZIP : CA  91901
    MORTGAGE AMOUNT :   289,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    288,224.83  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,976.61  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------------------
0   0007792245     MORTGAGORS: SCHREINER            STEPHEN
                               CORSON               SALLY
    REGION CODE    ADDRESS   : 1442 MUIRLANDS DRIVE
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92037
    MORTGAGE AMOUNT :   650,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    647,742.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,215.89  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 54.16600
    ----------------------------------------------------------------------------
0   0007792252     MORTGAGORS: WOOD                 BENJAMIN
                               WOOD                 JACQUELINE
    REGION CODE    ADDRESS   : 26991 SANDALIA
        01         CITY      :    MISSION VIEJO
                   STATE/ZIP : CA  92691
    MORTGAGE AMOUNT :   283,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    282,092.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,812.73  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 78.63800
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,907,850.00
                               P & I AMT:     12,572.60  UPB AMT:   1,900,585.99
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:           99
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007792260     MORTGAGORS: O'CONNELL            CHRISTOPHER
                               O'CONNELL            SANDRA
    REGION CODE    ADDRESS   : 3266 CHERRY PLUM WAY
        01         CITY      :    CASTLE ROCK
                   STATE/ZIP : CO  80104
    MORTGAGE AMOUNT :   296,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    294,971.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,919.85  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 74.00000
    ----------------------------------------------------------------------------
0   0007792278     MORTGAGORS: AISHTON              RICHARD
                               AISHTON              KATHY
    REGION CODE    ADDRESS   : 10180 FUERTE DRIVE
        01         CITY      :    LA MESA
                   STATE/ZIP : CA  91941
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,050.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,839.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 70.00000
    ----------------------------------------------------------------------------
0   0007792286     MORTGAGORS: COHEN                GIDON
                               COHEN                HILARY
    REGION CODE    ADDRESS   : 290 MARSHMAN STREET
        01         CITY      :    HIGHLAND PARK
                   STATE/ZIP : IL  60035
    MORTGAGE AMOUNT :   525,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    523,176.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,405.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 40.38400
    ----------------------------------------------------------------------------
0   0007792294     MORTGAGORS: DAISY                CHARLES
                               DAISY                DONNA
    REGION CODE    ADDRESS   : 262 EDGEMERE WAY EAST
        01         CITY      :    NAPLES
                   STATE/ZIP : FL  34105
    MORTGAGE AMOUNT :   310,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    307,547.24  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,091.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.58900
    ----------------------------------------------------------------------------
0   0007792302     MORTGAGORS: OAKLEY               BRETT

    REGION CODE    ADDRESS   : 7747 MEYERS RD.
        01         CITY      :    MIDDLETOWN
                   STATE/ZIP : OH  45042
    MORTGAGE AMOUNT :   340,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    336,030.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,610.57  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   12/01/18
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 77.27200
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,751,400.00
                               P & I AMT:     11,866.19  UPB AMT:   1,740,777.07
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          100
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007792310     MORTGAGORS: SUTTON               WILLIAM
                               SUTTON               MARIE-PIERRE
    REGION CODE    ADDRESS   : 156 ROSEMONT COURT
        01         CITY      :    WALNUT CREEK
                   STATE/ZIP : CA  94596
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    298,906.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,896.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.50000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.50000  PRODUCT CODE      :   002
    LTV :                 66.66600
    ----------------------------------------------------------------------------
0   0007792328     MORTGAGORS: FOX                  WENDELL
                               FOX                  CYNTHIA
    REGION CODE    ADDRESS   : 8925 ROTHERHAM AVENUE
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92129
    MORTGAGE AMOUNT :   280,450.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,739.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,842.36  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 89.88700
    ----------------------------------------------------------------------------
0   0007792336     MORTGAGORS: SCHNEIDER            AARON
                               KALOTKIN-SCHNEIDER   MARTHA
    REGION CODE    ADDRESS   : 87 RIDGE DRIVE
        01         CITY      :    LIVINGSTON
                   STATE/ZIP : NJ  07039
    MORTGAGE AMOUNT :   268,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    267,023.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,693.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.50000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007792344     MORTGAGORS: ABRAMS               ROBERT
                               EDWARDS              ERLINDA
    REGION CODE    ADDRESS   : 14418 SENECA ROAD
        01         CITY      :    GERMANTOWN
                   STATE/ZIP : MD  20874
    MORTGAGE AMOUNT :   354,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    353,298.41  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,328.81  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 70.19800
    ----------------------------------------------------------------------------
0   0007792369     MORTGAGORS: SOKOL                MITCHELL
                               SOKOL                KIM
    REGION CODE    ADDRESS   : 15216 S. 18TH DR.
        01         CITY      :    PHOENIX
                   STATE/ZIP : AZ  85045
    MORTGAGE AMOUNT :   296,650.00  OPTION TO CONVERT :
    UNPAID BALANCE :    293,668.56  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,099.68  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 89.98500
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,499,600.00
                               P & I AMT:      9,860.99  UPB AMT:   1,492,635.41
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          101
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007792377     MORTGAGORS: GARCIA               THEODORE
                               GARCIA               MARIA
    REGION CODE    ADDRESS   : 1211 UTOPIA PLACE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95127
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    319,181.81  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,237.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 71.58800
    ----------------------------------------------------------------------------
0   0007792385     MORTGAGORS: WOLDU                KINFE
                               ZERABRUK             FREHIWOT
    REGION CODE    ADDRESS   : 206 CHERIS DRIVE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95123
    MORTGAGE AMOUNT :   264,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,268.40  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,801.63  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------------------
0   0007792393     MORTGAGORS: THEISEN              ROBERT
                               THEISEN              LINDA
    REGION CODE    ADDRESS   : 19254 SOUTHAMPTON
        01         CITY      :    LIVONIA
                   STATE/ZIP : MI  48152
    MORTGAGE AMOUNT :   297,450.00  OPTION TO CONVERT :
    UNPAID BALANCE :    296,602.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,130.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------------------
0   0007792401     MORTGAGORS: SHETTY               SANDHYA
                               SHETTY               JAYARAMA
    REGION CODE    ADDRESS   : 711 ST. JOSEPH DRIVE
        01         CITY      :    OAK BROOK
                   STATE/ZIP : IL  60521
    MORTGAGE AMOUNT :   475,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    473,428.89  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,160.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 58.64197
    ----------------------------------------------------------------------------
0   0007792419     MORTGAGORS: RIACH                GRANGER
                               RIACH                SHERRY
    REGION CODE    ADDRESS   : 12592 OAK WAY
        01         CITY      :    LOS ALAMITOS
                   STATE/ZIP : CA  90720
    MORTGAGE AMOUNT :   354,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    352,829.12  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,355.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 67.42800
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,710,550.00
                               P & I AMT:     11,685.45  UPB AMT:   1,705,310.30
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          102
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007792427     MORTGAGORS: SCHAUDER             NANCI
                               SCHAUDER             GREGORY
    REGION CODE    ADDRESS   : 5762 EAST HEDGEHOG PLACE
        01         CITY      :    SCOTTSDALE
                   STATE/ZIP : AZ  85331
    MORTGAGE AMOUNT :   281,972.00  OPTION TO CONVERT :
    UNPAID BALANCE :    281,308.10  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,923.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 85.00300
    ----------------------------------------------------------------------------
0   0007792435     MORTGAGORS: JONES                CHRISTY

    REGION CODE    ADDRESS   : 1400 HALCYON LANE
        01         CITY      :    WILMINGTON
                   STATE/ZIP : NC  28405
    MORTGAGE AMOUNT :   262,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    261,090.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,699.33  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 78.20800
    ----------------------------------------------------------------------------
0   0007792443     MORTGAGORS: JEWELL               ROBERT
                               JEWELL               GAIR
    REGION CODE    ADDRESS   : 846 WELLINGTON ROAD
        01         CITY      :    WINSTON SALEM
                   STATE/ZIP : NC  27104
    MORTGAGE AMOUNT :   278,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    277,361.47  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,920.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 75.95600
    ----------------------------------------------------------------------------
0   0007792450     MORTGAGORS: VANFLEET             TIMOTHY
                               VLAHOU-VANFLEET      KORINE
    REGION CODE    ADDRESS   : 3317 QUAIL CHASE
        01         CITY      :    SPRINGFIELD
                   STATE/ZIP : IL  62707
    MORTGAGE AMOUNT :   286,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    285,529.76  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,902.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 75.26315
    ----------------------------------------------------------------------------
0   0007792468     MORTGAGORS: SMITH                CHRISTOPHER
                               SZARMACK             ADRIENNE
    REGION CODE    ADDRESS   : 1024 ERIE STREET
        01         CITY      :    OAK PARK
                   STATE/ZIP : IL  60302
    MORTGAGE AMOUNT :   273,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    272,324.73  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,816.28  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 76.25600
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,380,972.00
                               P & I AMT:      9,262.01  UPB AMT:   1,377,614.10
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          103
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007792476     MORTGAGORS: ZIMMER               DAVID
                               SPATZ                TRACY
    REGION CODE    ADDRESS   : 6006 MELVERN DRIVE
        01         CITY      :    BETHESDA
                   STATE/ZIP : MD  20817
    MORTGAGE AMOUNT :   279,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    278,182.14  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,764.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.50000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007792484     MORTGAGORS: BETTS                KIRK
                               BETTS                CHRISTINE
    REGION CODE    ADDRESS   : 6412 GOLDLEAF DRIVE
        01         CITY      :    BETHESDA
                   STATE/ZIP : MD  20817
    MORTGAGE AMOUNT :   413,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    411,565.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,678.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 78.66600
    ----------------------------------------------------------------------------
0   0007792492     MORTGAGORS: WASHECKA             WILLIAM
                               WASHECKA             BETTY
    REGION CODE    ADDRESS   : 16617 HARBOUR TOWN DRIVE
        01         CITY      :    SILVER SPRINGS
                   STATE/ZIP : MD  20905
    MORTGAGE AMOUNT :   432,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    430,877.89  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,801.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007792500     MORTGAGORS: MACK                 MICHELE
                               MACK                 MICHAEL
    REGION CODE    ADDRESS   : 3972 GATWICK DRIVE
        01         CITY      :    TROY
                   STATE/ZIP : MI  48083
    MORTGAGE AMOUNT :   264,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,083.10  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,712.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 79.27900
    ----------------------------------------------------------------------------
0   0007792518     MORTGAGORS: CAMPISE              RAYMOND
                               CAMPISE              LORI
    REGION CODE    ADDRESS   : 4057 DREXEL DRIVE
        01         CITY      :    TROY
                   STATE/ZIP : MI  48098
    MORTGAGE AMOUNT :   342,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    341,394.62  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,307.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 76.11100
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,730,700.00
                               P & I AMT:     11,265.18  UPB AMT:   1,725,103.36
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          104
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007792526     MORTGAGORS: TYLER                LARRY
                               TYLER                RENEE
    REGION CODE    ADDRESS   : 3821 EAST PALM CIRCLE
        01         CITY      :    MESA
                   STATE/ZIP : AZ  85215
    MORTGAGE AMOUNT :   436,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    434,839.58  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,791.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 77.85700
    ----------------------------------------------------------------------------
0   0007792534     MORTGAGORS: ZEGEL                THOMAS
                               ZEGEL                JANINE
    REGION CODE    ADDRESS   : 619 WYNDMERE AVENUE
        01         CITY      :    RIDGEWOOD
                   STATE/ZIP : NJ  07450
    MORTGAGE AMOUNT :   380,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    379,066.87  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,592.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 73.78600
    ----------------------------------------------------------------------------
0   0007792542     MORTGAGORS: PACKARD              JAMES
                               STOKES-PACKARD       CYNTHIA
    REGION CODE    ADDRESS   : 133 3RD STREET
        01         CITY      :    MANHATTAN BEACH
                   STATE/ZIP : CA  90266
    MORTGAGE AMOUNT :   480,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    478,373.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,153.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 73.84600
    ----------------------------------------------------------------------------
0   0007792559     MORTGAGORS: JUDGE                MICHAEL
                               JUDGE                GOLNAR
    REGION CODE    ADDRESS   : 2812 LAUREL AVENUE
        01         CITY      :    MANHATTEN BEACH
                   STATE/ZIP : CA  90266
    MORTGAGE AMOUNT :   430,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    428,078.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,788.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 67.18700
    ----------------------------------------------------------------------------
0   0007792567     MORTGAGORS: KNUDTEN              CLIFFORD
                               KNUDTEN              BARBARA
    REGION CODE    ADDRESS   : 10242 NORTH 99TH PLACE
        01         CITY      :    SCOTTSDALE
                   STATE/ZIP : AZ  85258
    MORTGAGE AMOUNT :   262,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    261,067.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,677.61  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 58.61200
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,988,000.00
                               P & I AMT:     13,003.87  UPB AMT:   1,981,425.76
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          105
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007792575     MORTGAGORS: TANAKA               NOBORU

    REGION CODE    ADDRESS   : 8 INDIANA
        01         CITY      :    IRVINE
                   STATE/ZIP : CA  92606
    MORTGAGE AMOUNT :   286,450.00  OPTION TO CONVERT :
    UNPAID BALANCE :    285,548.06  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,954.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 74.98800
    ----------------------------------------------------------------------------
0   0007792583     MORTGAGORS: DECKER               WILLIAM
                               DECKER               KAREN
    REGION CODE    ADDRESS   : 60 PONDEROSA PLACE
        01         CITY      :    WEST MILFORD
                   STATE/ZIP : NJ  07421
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    349,045.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,212.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.50000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      6.50000  PRODUCT CODE      :   002
    LTV :                 70.00000
    ----------------------------------------------------------------------------
0   0007792591     MORTGAGORS: EGGE                 ALAN
                               COX                  KATHLEEN
    REGION CODE    ADDRESS   : 807 KILLEGRAY RIDGE
        01         CITY      :    BALD HEAD ISLAND
                   STATE/ZIP : NC  28461
    MORTGAGE AMOUNT :   450,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    448,474.74  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,956.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 66.66600
    ----------------------------------------------------------------------------
0   0007792609     MORTGAGORS: COCHRANE             EDWARD
                               COCHRANE             ANNA
    REGION CODE    ADDRESS   : 6409 JUMET COURT
        01         CITY      :    FAIRFAX STATION
                   STATE/ZIP : VA  22039
    MORTGAGE AMOUNT :   342,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    335,383.26  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,600.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   11/01/18
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 75.16400
    ----------------------------------------------------------------------------
0   0007792617     MORTGAGORS: OLSEN                BRIAN
                               OLSEN                LESLIE
    REGION CODE    ADDRESS   : 5117 ARDEN AVENUE
        01         CITY      :    EDINA
                   STATE/ZIP : MN  55424
    MORTGAGE AMOUNT :   450,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    448,831.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,918.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,878,450.00
                               P & I AMT:     12,641.64  UPB AMT:   1,867,282.82
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          106
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007792625     MORTGAGORS: RUSSO                PAUL

    REGION CODE    ADDRESS   : 2 KENSINGTON STREET
        01         CITY      :    ANDOVER
                   STATE/ZIP : MA  01810
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,372.53  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,751.67  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 60.04600
    ----------------------------------------------------------------------------
0   0007792633     MORTGAGORS: ORRELL-JONES         DUNCAN
                               ORRELL-JONES         MINNA
    REGION CODE    ADDRESS   : 2412 ELM AVENUE
        01         CITY      :    MANHATTAN BEACH
                   STATE/ZIP : CA  90266
    MORTGAGE AMOUNT :   396,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    394,590.85  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,535.64  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007792641     MORTGAGORS: WELCH                ROBERT
                               WELCH                PEGGY
    REGION CODE    ADDRESS   : 405 LINDEN AVENUE
        01         CITY      :    EDGEWATER
                   STATE/ZIP : MD  21037
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    318,539.41  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,022.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.50000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.50000  PRODUCT CODE      :   002
    LTV :                 63.36600
    ----------------------------------------------------------------------------
0   0007792658     MORTGAGORS: NYE                  DANIEL
                               KNUETTER-NYE         MEAGAN
    REGION CODE    ADDRESS   : 241 FREDERICK STREET
        01         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94117
    MORTGAGE AMOUNT :   570,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    567,922.03  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,602.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.50000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.50000  PRODUCT CODE      :   002
    LTV :                 65.51700
    ----------------------------------------------------------------------------
0   0007792674     MORTGAGORS: NOKES                MARK
                               NOKES                JUNE
    REGION CODE    ADDRESS   : 1132 FLEETRIDGE DRIVE
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92106
    MORTGAGE AMOUNT :   348,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    346,980.42  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,201.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.50000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.50000  PRODUCT CODE      :   002
    LTV :                 70.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,894,250.00
                               P & I AMT:     12,113.90  UPB AMT:   1,887,405.24
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          107
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007792682     MORTGAGORS: TRAN                 CUONG
                               TRAN                 TRANG
    REGION CODE    ADDRESS   : 2118 STATFORD DR
        01         CITY      :    MILPITAS
                   STATE/ZIP : CA  95035
    MORTGAGE AMOUNT :   424,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    422,562.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,785.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007792690     MORTGAGORS: WIRTH                JOHN
                               WIRTH                ANTOINETTE
    REGION CODE    ADDRESS   : 2028 HUNTERS CREEK
        01         CITY      :    SUPERIOR TOWNSHIP
                   STATE/ZIP : MI  48198
    MORTGAGE AMOUNT :   426,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    425,123.53  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,873.41  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 70.49500
    ----------------------------------------------------------------------------
0   0007792708     MORTGAGORS: CHAN                 LYMAN
                               CHAN                 NORMA
    REGION CODE    ADDRESS   : 39 CLEARFIELD DRIVE
        01         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94132
    MORTGAGE AMOUNT :   319,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    317,743.73  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,122.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 71.52400
    ----------------------------------------------------------------------------
0   0007792716     MORTGAGORS: DOLSON               SCOTT
                               DOLSON               LILA
    REGION CODE    ADDRESS   : 2027 HUNTER CREEK DR
        01         CITY      :    SUPERIOR TOWNSHIP
                   STATE/ZIP : MI  48198
    MORTGAGE AMOUNT :   675,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    672,440.67  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,664.13  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   015
    LTV :                 73.40200
    ----------------------------------------------------------------------------
0   0007792724     MORTGAGORS: HOGAN                GERALD
                               HOGAN                DONNA
    REGION CODE    ADDRESS   : 6456 MADISON CT
        01         CITY      :    MCLEAN
                   STATE/ZIP : VA  22101
    MORTGAGE AMOUNT :   243,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    242,114.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,535.93  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.50000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.50000  PRODUCT CODE      :   002
    LTV :                 60.44700
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   2,087,800.00
                               P & I AMT:     13,981.16  UPB AMT:   2,079,984.90
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          108
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007792732     MORTGAGORS: NANNEY               WILLIAM
                               NANNEY               CAROLYN
    REGION CODE    ADDRESS   : 2517 EAST DESERT WILLOW DRIVE
        01         CITY      :    PHOENIX
                   STATE/ZIP : AZ  85048
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,372.53  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,751.67  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 73.23900
    ----------------------------------------------------------------------------
0   0007792757     MORTGAGORS: BLEW                 ANDREW
                               BALTAZAR             PATRICIA
    REGION CODE    ADDRESS   : 6917 HEDGEWOOD DRIVE
        01         CITY      :    RANCHO PALOS VERDES
                   STATE/ZIP : CA  90275
    MORTGAGE AMOUNT :   378,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    375,101.14  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,392.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.50000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.50000  PRODUCT CODE      :   002
    LTV :                 72.78800
    ----------------------------------------------------------------------------
0   0007792765     MORTGAGORS: FRIKKER              PETER
                               FRIKKER              LORRAINE
    REGION CODE    ADDRESS   : 172 SCHOONER RIDGE ROAD
        01         CITY      :    DUCK
                   STATE/ZIP : NC  27949
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,217.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,746.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.37500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      6.37500  PRODUCT CODE      :   002
    LTV :                 76.71200
    ----------------------------------------------------------------------------
0   0007792773     MORTGAGORS: WUENNEMANN           RONALD
                               WUENNEMANN           ELIZABETH
    REGION CODE    ADDRESS   : 35 COLES ORCHARD ROAD
        01         CITY      :    DUXBURY
                   STATE/ZIP : MA  02332
    MORTGAGE AMOUNT :   310,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    309,154.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,959.41  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.50000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      6.50000  PRODUCT CODE      :   002
    LTV :                 72.94100
    ----------------------------------------------------------------------------
0   0007792781     MORTGAGORS: WILLIFORD            WILLIAM
                               WILLIFORD            DARLA
    REGION CODE    ADDRESS   : 17655 NORTH 52ND PLACE
        01         CITY      :    SCOTTSDALE
                   STATE/ZIP : AZ  85254
    MORTGAGE AMOUNT :   241,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    240,558.06  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,544.43  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,469,700.00
                               P & I AMT:      9,394.73  UPB AMT:   1,463,404.26
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          109
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007792799     MORTGAGORS: BERGER               STEVEN
                               HUGHMANICK           PAULA
    REGION CODE    ADDRESS   : 173 HILLCREST ROAD
        01         CITY      :    BERKELEY
                   STATE/ZIP : CA  94705
    MORTGAGE AMOUNT :   648,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    646,301.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,260.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 57.64400
    ----------------------------------------------------------------------------
0   0007792807     MORTGAGORS: KARASEK              RANDALL
                               KARASEK              DEANNA
    REGION CODE    ADDRESS   : 3644 CODY COURT
        01         CITY      :    SANTA CLARA
                   STATE/ZIP : CA  95051
    MORTGAGE AMOUNT :   293,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    292,752.14  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,978.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 69.92800
    ----------------------------------------------------------------------------
0   0007792815     MORTGAGORS: COUGHRAN             JOHN
                               COUGHRAN             MARCIA
    REGION CODE    ADDRESS   : 17827 VINELAND AVENUE
        01         CITY      :    MONTE SERENO
                   STATE/ZIP : CA  95030
    MORTGAGE AMOUNT :   579,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    577,682.94  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,856.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 55.73000
    ----------------------------------------------------------------------------
0   0007792831     MORTGAGORS: MOUSHEGIAN           VAHAN
                               MOUSHEGIAN           VIRGINIA
    REGION CODE    ADDRESS   : 823 ELAINE COURT
        01         CITY      :    ALEXANDRIA
                   STATE/ZIP : VA  22308
    MORTGAGE AMOUNT :   256,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    255,301.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,618.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.50000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      6.50000  PRODUCT CODE      :   002
    LTV :                 75.29400
    ----------------------------------------------------------------------------
0   0007792849     MORTGAGORS: BRODIE               ALAN
                               BRODIE               DONNA
    REGION CODE    ADDRESS   : 23115 PRICE TERRACE
        01         CITY      :    SHERWOOD
                   STATE/ZIP : OR  97140
    MORTGAGE AMOUNT :   256,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    255,397.27  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,746.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 94.81400
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   2,033,800.00
                               P & I AMT:     13,459.45  UPB AMT:   2,027,436.24
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          110
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007792856     MORTGAGORS: SMITH                CINDY

    REGION CODE    ADDRESS   : 2316 SOUTHEAST 112TH COURT
        01         CITY      :    VANCOUVER
                   STATE/ZIP : WA  98664
    MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    273,997.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,738.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.50000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.50000  PRODUCT CODE      :   002
    LTV :                 65.47600
    ----------------------------------------------------------------------------
0   0007792872     MORTGAGORS: EGGE                 ALAN
                               COX                  KATHLEEN
    REGION CODE    ADDRESS   : 7100 HOLYROOD DRIVE
        01         CITY      :    MCLEAN
                   STATE/ZIP : VA  22101
    MORTGAGE AMOUNT :   950,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    947,532.38  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     6,161.68  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 65.51700
    ----------------------------------------------------------------------------
0   0007792880     MORTGAGORS: KESSELMAN            DAVID
                               KESSELMAN            ANGELA
    REGION CODE    ADDRESS   : 3627 WEST WAGON WHEEL WAY
        01         CITY      :    PARK CITY
                   STATE/ZIP : UT  84098
    MORTGAGE AMOUNT :   317,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    316,335.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,004.92  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.50000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      6.50000  PRODUCT CODE      :   002
    LTV :                 68.36200
    ----------------------------------------------------------------------------
0   0007792898     MORTGAGORS: GRANT                GEOFFREY
                               GRANT                BARBARA
    REGION CODE    ADDRESS   : 827 KILLEGRAY RIDGE
        01         CITY      :    BALD HEAD ISLAND
                   STATE/ZIP : NC  28461
    MORTGAGE AMOUNT :   363,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    361,589.18  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,324.33  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 72.60000
    ----------------------------------------------------------------------------
0   0007792906     MORTGAGORS: ROSSEAU              TODD
                               ROSSEAU              STEPHANIE
    REGION CODE    ADDRESS   : 21 KENT STREET
        01         CITY      :    NEWBURYPORT
                   STATE/ZIP : MA  01950
    MORTGAGE AMOUNT :   264,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,362.88  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,778.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   2,169,200.00
                               P & I AMT:     14,007.74  UPB AMT:   2,162,816.97
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          111
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007792914     MORTGAGORS: SMITH                JASON
                               SHIMIZU              JHANA
    REGION CODE    ADDRESS   : 7113 MORNING LIGHT TRAIL
        01         CITY      :    COLUMBIA
                   STATE/ZIP : MD  21044
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    278,979.23  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,769.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.50000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007792922     MORTGAGORS: CHOATE               TIMOTHY
                               MCKOY                ELIZABETH
    REGION CODE    ADDRESS   : 117 MADRONA PLACE EAST
        01         CITY      :    SEATTLE
                   STATE/ZIP : WA  98112
    MORTGAGE AMOUNT :   402,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    401,339.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,674.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 38.80300
    ----------------------------------------------------------------------------
0   0007792930     MORTGAGORS: GARZA                RICHARD
                               GARZA                VIVIAN
    REGION CODE    ADDRESS   : 22206 NORTHEAST 66TH PLACE
        01         CITY      :    REDMOND
                   STATE/ZIP : WA  98053
    MORTGAGE AMOUNT :   330,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    329,183.75  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,195.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 62.26400
    ----------------------------------------------------------------------------
0   0007792948     MORTGAGORS: ANDERSON             JACK
                               ANDERSON             JUDITH
    REGION CODE    ADDRESS   : 2817 CANTEGRA GLEN
        01         CITY      :    ESCONDIDO
                   STATE/ZIP : CA  92025
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    318,896.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,182.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 81.84100
    ----------------------------------------------------------------------------
0   0007792955     MORTGAGORS: BRANDT               KERWIN
                               BRANDT               LISA
    REGION CODE    ADDRESS   : 23 115TH STREET
        01         CITY      :    LEMONT
                   STATE/ZIP : IL  60439
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    399,325.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,627.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 79.20700
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,732,000.00
                               P & I AMT:     11,450.49  UPB AMT:   1,727,724.10
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          112
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007792963     MORTGAGORS: CONGER               DALE
                               CONGER               JUDITH
    REGION CODE    ADDRESS   : 8005 N. TERRITORIAL
        01         CITY      :    DEXTER
                   STATE/ZIP : MI  48130
    MORTGAGE AMOUNT :   262,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    261,850.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,746.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 73.94300
    ----------------------------------------------------------------------------
0   0007792989     MORTGAGORS: GABBARD              ALAN

    REGION CODE    ADDRESS   : 3769 MOUNTAIN LAUREL PLACE
        01         CITY      :    BOULDER
                   STATE/ZIP : CO  80304
    MORTGAGE AMOUNT :   470,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    468,671.24  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,126.92  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 73.20800
    ----------------------------------------------------------------------------
0   0007792997     MORTGAGORS: CONNORS              JOHN
                               CONNORS              ANNA
    REGION CODE    ADDRESS   : 1494 WEST MEADOWS CONNECTION
        01         CITY      :    PARK CITY
                   STATE/ZIP : UT  84098
    MORTGAGE AMOUNT :   272,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    271,359.58  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,855.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007793003     MORTGAGORS: SCHNEIDER            FREDERICK
                               SCHNEIDER            SYDELLE
    REGION CODE    ADDRESS   : 1095 PIPESTEM PLACE
        01         CITY      :    ROCKVILLE
                   STATE/ZIP : MD  20854
    MORTGAGE AMOUNT :   346,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    345,144.17  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,301.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 89.98600
    ----------------------------------------------------------------------------
0   0007793011     MORTGAGORS: DILAURA              DENNIS

    REGION CODE    ADDRESS   : 8035 AIRLANE AVENUE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90045
    MORTGAGE AMOUNT :   279,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    278,276.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,857.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,629,700.00
                               P & I AMT:     10,888.33  UPB AMT:   1,625,302.25
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          113
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007793029     MORTGAGORS: EAST                 GARY
                               EAST                 SHARON
    REGION CODE    ADDRESS   : 6677 NE WINDERMERE ROAD
        01         CITY      :    SEATTLE
                   STATE/ZIP : WA  98115
    MORTGAGE AMOUNT :   438,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    436,441.42  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,804.56  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 52.14200
    ----------------------------------------------------------------------------
0   0007793037     MORTGAGORS: ANDERSON             LEON
                               ANDERSON             VICKIE
    REGION CODE    ADDRESS   : 5919 SUN RIDGE COURT
        01         CITY      :    CLARKSTON
                   STATE/ZIP : MI  48348
    MORTGAGE AMOUNT :   332,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    331,178.81  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,208.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 78.11700
    ----------------------------------------------------------------------------
0   0007793045     MORTGAGORS: KUEBLER              MICHAEL
                               KUEBLER              SHERRI
    REGION CODE    ADDRESS   : 13302 EAGLE CANYON DRIVE
        01         CITY      :    CHINO HILLS
                   STATE/ZIP : CA  91709
    MORTGAGE AMOUNT :   252,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    252,361.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,811.81  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 87.81200
    ----------------------------------------------------------------------------
0   0007793078     MORTGAGORS: KERR III             E.
                               KERR                 ANN
    REGION CODE    ADDRESS   : 4020 SOUTH CHERRY STREET
        01         CITY      :    ENGLEWOOD
                   STATE/ZIP : CO  80110
    MORTGAGE AMOUNT :   303,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    302,231.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,990.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 60.60000
    ----------------------------------------------------------------------------
0   0007793094     MORTGAGORS: DOYLE                MICHAEL
                               DOYLE                MARGARET
    REGION CODE    ADDRESS   : 3939 CAROUSEL DRIVE
        01         CITY      :    NORTHBROOK
                   STATE/ZIP : IL  60062
    MORTGAGE AMOUNT :   311,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    311,009.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,048.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 79.94800
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,637,700.00
                               P & I AMT:     10,863.97  UPB AMT:   1,633,222.84
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          114
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007793102     MORTGAGORS: HAGELSTEIN           RICK
                               HAGELSTEIN           THOMASUE
    REGION CODE    ADDRESS   : 732 BAYLOR CAMP ROAD
        01         CITY      :    CHINA SPRING
                   STATE/ZIP : TX  76633
    MORTGAGE AMOUNT :   326,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    325,252.94  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,115.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 77.64200
    ----------------------------------------------------------------------------
0   0007793110     MORTGAGORS: SCAVO                MARK
                               SCAVO                PATRICIA
    REGION CODE    ADDRESS   : 380 HOLLYBERRY
        01         CITY      :    BOULDER
                   STATE/ZIP : CO  80303
    MORTGAGE AMOUNT :   335,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    334,171.40  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,228.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 44.66600
    ----------------------------------------------------------------------------
0   0007793128     MORTGAGORS: TUCKER               STEPHEN
                               TUCKER               BARBARA
    REGION CODE    ADDRESS   : 7697 HEATHERWOOD LANE
        01         CITY      :    DUBLIN
                   STATE/ZIP : OH  43017
    MORTGAGE AMOUNT :   267,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    266,770.60  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,690.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.50000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      6.50000  PRODUCT CODE      :   002
    LTV :                 78.67600
    ----------------------------------------------------------------------------
0   0007793136     MORTGAGORS: PINK                 MITCHELL
                               PINK                 CAROLYN
    REGION CODE    ADDRESS   : 405 KERRY COURT
        01         CITY      :    PROSPECT HEIGHTS
                   STATE/ZIP : IL  60070
    MORTGAGE AMOUNT :   347,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    346,575.14  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,225.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 75.54300
    ----------------------------------------------------------------------------
0   0007793144     MORTGAGORS: HAYDEN               JOHN
                               HAYDEN               LISA
    REGION CODE    ADDRESS   : 3 TWIN BROOK ROAD
        01         CITY      :    WEST CALDWELL
                   STATE/ZIP : NJ  07006
    MORTGAGE AMOUNT :   284,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    283,171.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,818.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,560,100.00
                               P & I AMT:     10,078.18  UPB AMT:   1,555,941.63
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          115
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007793151     MORTGAGORS: BOYD                 RONALD
                               BERTRAND             CAROL
    REGION CODE    ADDRESS   : 3401 STALLION WAY
        01         CITY      :    COMMERCE TWP.,
                   STATE/ZIP : MI  48382
    MORTGAGE AMOUNT :   308,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    307,529.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,127.28  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 77.00000
    ----------------------------------------------------------------------------
0   0007793169     MORTGAGORS: SEIERSTAD            TERRY

    REGION CODE    ADDRESS   : 5375 CARLSON ROAD
        01         CITY      :    SHOREVIEW
                   STATE/ZIP : MN  55126
    MORTGAGE AMOUNT :   395,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    393,922.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,496.67  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.50000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      6.50000  PRODUCT CODE      :   002
    LTV :                 64.75400
    ----------------------------------------------------------------------------
0   0007793177     MORTGAGORS: BEISNER              JOEL
                               DANG                 STEPHANIE
    REGION CODE    ADDRESS   : 84 OAKMONT AVENUE
        01         CITY      :    PIEDMONT
                   STATE/ZIP : CA  94610
    MORTGAGE AMOUNT :   469,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    468,238.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,122.93  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 73.92100
    ----------------------------------------------------------------------------
0   0007793185     MORTGAGORS: BUCKNER              GREGORY

    REGION CODE    ADDRESS   : 8 WEST GREENSBORO STREET
        01         CITY      :    WRIGHTSVILLE
                   STATE/ZIP : NC  28480
    MORTGAGE AMOUNT :   296,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    294,996.72  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,944.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007793193     MORTGAGORS: KOZLOWSKI            GLEN
                               KOZLOWSKI            JULIE
    REGION CODE    ADDRESS   : 18095 TIMBER LANE
        01         CITY      :    WILDWOOD
                   STATE/ZIP : IL  60030
    MORTGAGE AMOUNT :   245,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    244,394.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,629.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 79.03200
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,713,400.00
                               P & I AMT:     11,321.38  UPB AMT:   1,709,082.45
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          116
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007793201     MORTGAGORS: SOMMER               RICHARD
                               SOMMER               SHEILA
    REGION CODE    ADDRESS   : 11440 98TH WAY NORTH
        01         CITY      :    SCOTTSDALE
                   STATE/ZIP : AZ  85260
    MORTGAGE AMOUNT :   276,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    275,265.43  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,767.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007793219     MORTGAGORS: LEDUC                DAVID
                               LEDUC                KATHRYN
    REGION CODE    ADDRESS   : 172 CORRAL CIRCLE
        01         CITY      :    SAN RAMON
                   STATE/ZIP : CA  94583
    MORTGAGE AMOUNT :   306,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    305,243.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,035.83  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 66.52100
    ----------------------------------------------------------------------------
0   0007793227     MORTGAGORS: WOLFF                ROBERT
                               WOLFF                CAROL
    REGION CODE    ADDRESS   : 2461 SOUTH WOOD HOLLOW WAY
        01         CITY      :    BOUNTIFUL
                   STATE/ZIP : UT  84010
    MORTGAGE AMOUNT :   340,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    339,159.02  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,262.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 64.76100
    ----------------------------------------------------------------------------
0   0007793235     MORTGAGORS: DERKS                JAMES
                               DERKS                CARRIE
    REGION CODE    ADDRESS   : 909 WILLIAM STREET
        01         CITY      :    RIVER FOREST
                   STATE/ZIP : IL  60305
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    398,961.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,594.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 71.30100
    ----------------------------------------------------------------------------
0   0007793243     MORTGAGORS: OCHADLEUS            DONALD
                               OCHADLEUS            CAROL
    REGION CODE    ADDRESS   : 1840 E GUNN RD
        01         CITY      :    OAKLAND  TWP
                   STATE/ZIP : MI  48306
    MORTGAGE AMOUNT :   258,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,365.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,039.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   11/01/18
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 58.90400
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,580,000.00
                               P & I AMT:     10,698.68  UPB AMT:   1,569,993.67
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          117
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007793268     MORTGAGORS: RYBCZYK              KEVIN
                               RYBCZYK              ROBIN
    REGION CODE    ADDRESS   : 354 WEST SPRUCE STREET
        01         CITY      :    LOUISVILLE
                   STATE/ZIP : CO  80027
    MORTGAGE AMOUNT :   333,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    332,272.37  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,356.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 77.44100
    ----------------------------------------------------------------------------
0   0007793276     MORTGAGORS: BLIXT                CHARLES
                               BLIXT                LESLIE
    REGION CODE    ADDRESS   : 488 BING CROSBY BLVD.
        01         CITY      :    ADVANCE
                   STATE/ZIP : NC  27006
    MORTGAGE AMOUNT :   586,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    579,590.06  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,997.56  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 72.79500
    ----------------------------------------------------------------------------
0   0007793284     MORTGAGORS: BANDO                WALTER
                               BANDO                CATHERINE
    REGION CODE    ADDRESS   : 1534 ENSLEY AVE.
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90024
    MORTGAGE AMOUNT :   570,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    569,108.01  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,888.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 67.05800
    ----------------------------------------------------------------------------
0   0007793292     MORTGAGORS: EDMONDS              ZACHARY
                               EDMONDS              CHRISTINE
    REGION CODE    ADDRESS   : 11 WOODCLIFFE ROAD
        01         CITY      :    LEXINGTON
                   STATE/ZIP : MA  02173
    MORTGAGE AMOUNT :   512,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    510,881.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,623.90  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007793300     MORTGAGORS: MINNIEFIELD SR       BRADLEY
                               MINNIEFIELD          DORIS
    REGION CODE    ADDRESS   : 11230 WILDRIDGE
        01         CITY      :    WESTCHESTER
                   STATE/ZIP : IL  60154
    MORTGAGE AMOUNT :   245,896.23  OPTION TO CONVERT :
    UNPAID BALANCE :    245,381.50  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,784.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 78.86900
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   2,246,896.23
                               P & I AMT:     15,650.96  UPB AMT:   2,237,233.14
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          118
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007793326     MORTGAGORS: HARPER               RUSSELL
                               HARPER               HEATHER
    REGION CODE    ADDRESS   : 29028 WARNICK ROAD
        01         CITY      :    RANCHO PALOS VERDES
                   STATE/ZIP : CA  90275
    MORTGAGE AMOUNT :   464,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    463,218.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,048.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007793334     MORTGAGORS: FATUR                JAMES
                               FATUR                PAMELA
    REGION CODE    ADDRESS   : 4543 MOTORWAY DRIVE
        01         CITY      :    WATERFORD
                   STATE/ZIP : MI  48328
    MORTGAGE AMOUNT :   290,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    289,246.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,880.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 72.50000
    ----------------------------------------------------------------------------
0   0007793342     MORTGAGORS: BARRERA              RAYMOND
                               DORADO-BARRERA       MARTHA
    REGION CODE    ADDRESS   : 3427 EMERSON STREET
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92106
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,096.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,886.41  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007793359     MORTGAGORS: ROPER                ROBERT
                               ROPER                OLIVIA
    REGION CODE    ADDRESS   : 139 NORTH MADISON AVENUE
        01         CITY      :    MONROVIA
                   STATE/ZIP : CA  91016
    MORTGAGE AMOUNT :   258,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    258,234.49  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,831.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 69.01300
    ----------------------------------------------------------------------------
0   0007793367     MORTGAGORS: POWELL               MARK
                               POWELL               MARIANN
    REGION CODE    ADDRESS   : 39 DELAWARE AVENUE
        01         CITY      :    STIRLING
                   STATE/ZIP : NJ  07980
    MORTGAGE AMOUNT :   303,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    303,025.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,070.41  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 60.09900
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,596,300.00
                               P & I AMT:     10,717.68  UPB AMT:   1,592,820.73
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          119
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007793383     MORTGAGORS: SALAZAR              VELINO
                               SALAZAR              ESTHER
    REGION CODE    ADDRESS   : 9263 LA SHELL DRIVE
        01         CITY      :    TUJUNGA
                   STATE/ZIP : CA  91042
    MORTGAGE AMOUNT :   279,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    278,405.43  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,998.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------------------
0   0007793391     MORTGAGORS: REED                 DANIEL

    REGION CODE    ADDRESS   : 534 WEST CLIFF DRIVE
        01         CITY      :    SANTA CRUZ
                   STATE/ZIP : CA  95060
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    349,196.12  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,417.36  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 43.75000
    ----------------------------------------------------------------------------
0   0007793409     MORTGAGORS: SPONAUGLE            STEVEN
                               SPONAUGLE            CYNTHIA
    REGION CODE    ADDRESS   : 1754 W. THUNDERHILL DRIVE
        01         CITY      :    PHOENIX
                   STATE/ZIP : AZ  85045
    MORTGAGE AMOUNT :   245,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    244,608.25  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,651.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.99400
    ----------------------------------------------------------------------------
0   0007793417     MORTGAGORS: ROLPH                MARK
                               ROLPH                LORETTA
    REGION CODE    ADDRESS   : 1448 N.FREDERIC ST
        01         CITY      :    BURBANK
                   STATE/ZIP : CA  91505
    MORTGAGE AMOUNT :   247,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    246,776.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,751.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------------------
0   0007793425     MORTGAGORS: GARLIE               JAMES

    REGION CODE    ADDRESS   : RURAL ROUTE 1, BOX 398A
        01         CITY      :    BACKUS
                   STATE/ZIP : MN  56435
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    247,788.75  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,705.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 70.62100
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,371,700.00
                               P & I AMT:      9,525.34  UPB AMT:   1,366,775.16
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          120
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007793433     MORTGAGORS: MARTIN               JOSEPH
                               MARTIN               PAMELA
    REGION CODE    ADDRESS   : 3084 IROQUOIS AVENUE
        01         CITY      :    LONG BEACH
                   STATE/ZIP : CA  90808
    MORTGAGE AMOUNT :   251,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,185.99  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,760.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------------------
0   0007793441     MORTGAGORS: STEWART              ARNOLD
                               STEWART              SANDRA
    REGION CODE    ADDRESS   : 14304 DUNCANNON COURT
        01         CITY      :    MITCHELLVILLE
                   STATE/ZIP : MD  20721
    MORTGAGE AMOUNT :   480,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    478,869.85  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,274.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007793466     MORTGAGORS: BOUCHARD             LAWRENCE

    REGION CODE    ADDRESS   : 2502 WINDYSIDE COURT
        01         CITY      :    ODENTON
                   STATE/ZIP : MD  21113
    MORTGAGE AMOUNT :   255,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    254,353.62  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,675.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 94.44400
    ----------------------------------------------------------------------------
0   0007793482     MORTGAGORS: NGUYEN               LE
                               NGUYEN               CINDY
    REGION CODE    ADDRESS   : 1920 TREEWOOD LANE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95132
    MORTGAGE AMOUNT :   260,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    260,180.23  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,845.57  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 88.99300
    ----------------------------------------------------------------------------
0   0007793490     MORTGAGORS: HOROWITT             LAWRENCE

    REGION CODE    ADDRESS   : 19451 MOUNTAINVIEW LANE
        01         CITY      :    HUNTINGTON BEACH
                   STATE/ZIP : CA  92648
    MORTGAGE AMOUNT :   290,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    289,381.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,077.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 72.50000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,537,500.00
                               P & I AMT:     10,633.06  UPB AMT:   1,533,971.66
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          121
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007793508     MORTGAGORS: KREIDLER             THOMAS
                               KREIDLER             MARY
    REGION CODE    ADDRESS   : 2704 FALLING TIMBER TRAIL
        01         CITY      :    EDGEWATER
                   STATE/ZIP : MD  21037
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    398,986.06  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,627.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 50.63200
    ----------------------------------------------------------------------------
0   0007793516     MORTGAGORS: MARVIN               STEVEN
                               MARVIN               CARLA
    REGION CODE    ADDRESS   : 31851 VIA PATITO
        01         CITY      :    TRABUCO CANYON AREA
                   STATE/ZIP : CA  92679
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    399,103.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,796.86  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 72.07200
    ----------------------------------------------------------------------------
0   0007793524     MORTGAGORS: YOUNG                JERRY
                               YOUNG                ANDREA
    REGION CODE    ADDRESS   : 2729 FOREST AVENUE
        01         CITY      :    BERKELEY
                   STATE/ZIP : CA  94720
    MORTGAGE AMOUNT :   388,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    387,040.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,581.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007793532     MORTGAGORS: NEEDHAM              LINDA

    REGION CODE    ADDRESS   : 3311 KENILWORTH DRIVE
        01         CITY      :    LOS ALAMITOS
                   STATE/ZIP : CA  90720
    MORTGAGE AMOUNT :   358,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    357,136.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,411.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 83.64400
    ----------------------------------------------------------------------------
0   0007793540     MORTGAGORS: DILLER               THOMAS
                               DILLER               JULIE
    REGION CODE    ADDRESS   : 3206 LEAFY LANE
        01         CITY      :    BLOOMINGTON
                   STATE/ZIP : IL  61704
    MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,660.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,849.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,798,000.00
                               P & I AMT:     12,266.95  UPB AMT:   1,793,926.93
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          122
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007793557     MORTGAGORS: LOPEZ                ARTHUR
                               LOPEZ                JANETTE
    REGION CODE    ADDRESS   : 10309 TOPEKA DRIVE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  91326
    MORTGAGE AMOUNT :   282,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    281,336.03  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,923.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 61.97800
    ----------------------------------------------------------------------------
0   0007793565     MORTGAGORS: LAW                  MICHAEL
                               LAW                  REBECCA
    REGION CODE    ADDRESS   : 5890 SOUTH FRANKLIN COURT
        01         CITY      :    LITTLETON
                   STATE/ZIP : CO  80121
    MORTGAGE AMOUNT :   315,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    314,201.52  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,069.33  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 75.90300
    ----------------------------------------------------------------------------
0   0007793573     MORTGAGORS: ENGLISH              ROBERT

    REGION CODE    ADDRESS   : 2420 8TH AVENUE NORTH #103 N.
        01         CITY      :    SEATTLE
                   STATE/ZIP : WA  98109
    MORTGAGE AMOUNT :   336,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    335,546.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,351.46  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 89.91900
    ----------------------------------------------------------------------------
0   0007793581     MORTGAGORS: MAHER                JOHN
                               SMESTAD              GLORIA
    REGION CODE    ADDRESS   : 1141 CRYSTAL DOWNS DRIVE
        01         CITY      :    CHULA VISTA
                   STATE/ZIP : CA  91915
    MORTGAGE AMOUNT :   259,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,232.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,838.85  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 79.93800
    ----------------------------------------------------------------------------
0   0007793599     MORTGAGORS: HUNSINGER            BUDDY
                               HUNSINGER            JOAN
    REGION CODE    ADDRESS   : 9030 NORTH CERRITO VISTA DRIVE
        01         CITY      :    SCOTTSDALE
                   STATE/ZIP : AZ  85258
    MORTGAGE AMOUNT :   295,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    294,538.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,012.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.72900
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,488,100.00
                               P & I AMT:     10,195.80  UPB AMT:   1,484,854.78
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          123
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007793607     MORTGAGORS: ANDRICH              PETER
                               ANDRICH              ANNE
    REGION CODE    ADDRESS   : 3 SAWGRASS DRIVE
        01         CITY      :    NEWPORT BEACH
                   STATE/ZIP : CA  92660
    MORTGAGE AMOUNT :   639,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    637,579.73  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,199.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 79.99300
    ----------------------------------------------------------------------------
0   0007793615     MORTGAGORS: BRISSON              HENRY
                               BRISSON              JANINE
    REGION CODE    ADDRESS   : 566 ISLAND WALK EAST
        01         CITY      :    MT. PLEASANT,
                   STATE/ZIP : SC  29464
    MORTGAGE AMOUNT :   323,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    322,339.25  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,204.12  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------------------
0   0007793623     MORTGAGORS: NAHRA                JOHN
                               BURKE-NAHRA          AUDREY
    REGION CODE    ADDRESS   : 17731 REVELLO DRIVE
        01         CITY      :    PACIFIC PALISADES
                   STATE/ZIP : CA  90272
    MORTGAGE AMOUNT :   480,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    478,924.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,356.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 66.48100
    ----------------------------------------------------------------------------
0   0007793631     MORTGAGORS: KENISTON             THOMAS

    REGION CODE    ADDRESS   : 836 DICKSON STREET
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90292
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    319,482.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,182.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 63.36600
    ----------------------------------------------------------------------------
0   0007793649     MORTGAGORS: DECKER               JONATHAN
                               DECKER               SUSAN
    REGION CODE    ADDRESS   : 2311 16TH AVE EAST
        01         CITY      :    SEATTLE
                   STATE/ZIP : WA  98112
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,550.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,886.41  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 65.57300
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   2,042,300.00
                               P & I AMT:     13,828.81  UPB AMT:   2,037,876.52
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          124
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007793656     MORTGAGORS: BULLOCK              BOB
                               BULLOCK              TRACY
    REGION CODE    ADDRESS   : 4201 N 63RD ST
        01         CITY      :    SCOTTSDALE
                   STATE/ZIP : AZ  85251
    MORTGAGE AMOUNT :   620,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    618,678.72  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,441.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 72.94100
    ----------------------------------------------------------------------------
0   0007793664     MORTGAGORS: BURKE                SEAN
                               BURKE                DIANE
    REGION CODE    ADDRESS   : 12 RIVER ROAD
        01         CITY      :    MERRIMAC
                   STATE/ZIP : MA  01860
    MORTGAGE AMOUNT :   314,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    314,382.25  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,095.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 89.99700
    ----------------------------------------------------------------------------
0   0007793672     MORTGAGORS: GAMBILL              JOHN
                               GAMBILL              LAURETTE
    REGION CODE    ADDRESS   : 2684 BRIARGLEN ROAD, ACTON AREA,
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  93510
    MORTGAGE AMOUNT :   288,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,401.49  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,088.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 74.80500
    ----------------------------------------------------------------------------
0   0007793680     MORTGAGORS: GRAVELINE            BRADLEY
                               GRAVELINE            LISA
    REGION CODE    ADDRESS   : 626 S MONROE STREET
        01         CITY      :    HINSDALE
                   STATE/ZIP : IL  60521
    MORTGAGE AMOUNT :   488,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    486,960.01  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,496.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007793706     MORTGAGORS: SHULOCK              VALERIE
                               SEGAL                REBECCA
    REGION CODE    ADDRESS   : 28 WALNUT PLACE
        01         CITY      :    NEWTONVILLE
                   STATE/ZIP : MA  02160
    MORTGAGE AMOUNT :   367,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    366,716.85  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,632.81  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 78.60900
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   2,078,400.00
                               P & I AMT:     14,753.91  UPB AMT:   2,074,139.32
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          125
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007793714     MORTGAGORS: TEUFERT              DAVID
                               TEUFERT              MARGARET
    REGION CODE    ADDRESS   : 10065 INDIGO TRAIL
        01         CITY      :    MAHTOMEDI
                   STATE/ZIP : MN  55115
    MORTGAGE AMOUNT :   384,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    383,050.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,554.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007793722     MORTGAGORS: HENTZ                LARRY
                               HENTZ                FRANCINA
    REGION CODE    ADDRESS   : 121 CROSS FOXES DRIVE
        01         CITY      :    FT WASHINGTON
                   STATE/ZIP : MD  20744
    MORTGAGE AMOUNT :   336,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    335,168.91  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,235.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007793730     MORTGAGORS: TRIPP                ALAN
                               TRIPP                CHRISTINE
    REGION CODE    ADDRESS   : 738 CASTRO STREET
        01         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94114
    MORTGAGE AMOUNT :   550,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    548,705.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,751.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 68.75000
    ----------------------------------------------------------------------------
0   0007793748     MORTGAGORS: BOYCE                RONALD
                               BOYCE                KATHRYN
    REGION CODE    ADDRESS   : 120 RIVERVIEW DRIVE
        01         CITY      :    SUWANEE
                   STATE/ZIP : GA  30024
    MORTGAGE AMOUNT :   334,550.00  OPTION TO CONVERT :
    UNPAID BALANCE :    333,818.98  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,367.92  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 89.98800
    ----------------------------------------------------------------------------
0   0007793755     MORTGAGORS: KRYGIER              TODD
                               KRYGIER              KIMBERLY
    REGION CODE    ADDRESS   : 23946 WINTERGREEN CIRCLE
        01         CITY      :    NOVI
                   STATE/ZIP : MI  48374
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,376.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,175.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 70.42400
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,904,550.00
                               P & I AMT:     13,085.28  UPB AMT:   1,900,119.69
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          126
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007793763     MORTGAGORS: GRASSI               MARK
                               GRASSI               DEBORAH
    REGION CODE    ADDRESS   : 2215 CORTE CICUTA
        01         CITY      :    CARLSBAD
                   STATE/ZIP : CA  92009
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    349,215.87  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,447.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 77.16457
    ----------------------------------------------------------------------------
0   0007793771     MORTGAGORS: COONS                CHARLES
                               COONS                LINDA
    REGION CODE    ADDRESS   : 210 W FAY LANE
        01         CITY      :    CAMANO ISLAND
                   STATE/ZIP : WA  98292
    MORTGAGE AMOUNT :   292,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    291,277.76  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,942.68  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 48.66600
    ----------------------------------------------------------------------------
0   0007793789     MORTGAGORS: BATIHK               HANNAH

    REGION CODE    ADDRESS   : 10691 N.W. 67 PLACE
        01         CITY      :    PARKLAND
                   STATE/ZIP : FL  33076
    MORTGAGE AMOUNT :   264,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    264,006.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,848.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 78.70400
    ----------------------------------------------------------------------------
0   0007793797     MORTGAGORS: TABOR                DAVID
                               NICHOLS              THERESA
    REGION CODE    ADDRESS   : 19464 JODHPUR DRIVE
        01         CITY      :    LEESBURG
                   STATE/ZIP : VA  20175
    MORTGAGE AMOUNT :   306,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    305,772.18  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,115.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 75.43100
    ----------------------------------------------------------------------------
0   0007793805     MORTGAGORS: KEELING              HARRY
                               KEELING              EDINA
    REGION CODE    ADDRESS   : 8964 WOODLORE SOUTH DR
        01         CITY      :    PLYMOUTH TOWNSHIP
                   STATE/ZIP : MI  48170
    MORTGAGE AMOUNT :   289,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    289,186.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,977.63  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.99400
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,502,550.00
                               P & I AMT:     10,331.48  UPB AMT:   1,499,458.60
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          127
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007793813     MORTGAGORS: STRATTON             DREW
                               STRATTON             STEPHANIE
    REGION CODE    ADDRESS   : 18 BROOKS ROAD
        01         CITY      :    PAXTON
                   STATE/ZIP : MA  01612
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,542.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,072.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007793821     MORTGAGORS: SPRAYREGEN           PAUL
                               SPRAYREGEN           EMELINE
    REGION CODE    ADDRESS   : 100 TURTLE MOON ROAD
        01         CITY      :    CHARLOTTE
                   STATE/ZIP : VT  05445
    MORTGAGE AMOUNT :   357,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    356,383.53  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,315.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 40.80000
    ----------------------------------------------------------------------------
0   0007793839     MORTGAGORS: COCHRAN              RICHARD
                               COCHRAN              LISA
    REGION CODE    ADDRESS   : 5878 50TH STREET SOUTHEAST
        01         CITY      :    DELANO
                   STATE/ZIP : MN  55328
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,293.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,046.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007793847     MORTGAGORS: NGUYEN               CHAN
                               DO                   QUE
    REGION CODE    ADDRESS   : 1088 KELDON DRIVE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95121
    MORTGAGE AMOUNT :   248,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    247,458.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,755.33  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 89.20800
    ----------------------------------------------------------------------------
0   0007793854     MORTGAGORS: LEPZINSKI            THOMAS
                               LEPZINSKI            CYNTHIA
    REGION CODE    ADDRESS   : 6140 PUMA POINT
        01         CITY      :    LITTLETON
                   STATE/ZIP : CO  80124
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,429.32  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,046.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 74.96900
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,505,000.00
                               P & I AMT:     10,235.92  UPB AMT:   1,502,106.64
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          128
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007793862     MORTGAGORS: HEFFNER              MICHAEL
                               TRAVERS              JEFFREY
    REGION CODE    ADDRESS   : 3900 MILITARY RD
        01         CITY      :    WASHINGTON
                   STATE/ZIP : DC  20015
    MORTGAGE AMOUNT :   270,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    269,647.65  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,821.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.99400
    ----------------------------------------------------------------------------
0   0007793870     MORTGAGORS: CLAYTON              TAYLOR
                               CLAYTON              MARILYN
    REGION CODE    ADDRESS   : 512 OJAI
        01         CITY      :    GRANITE BAY
                   STATE/ZIP : CA  95746
    MORTGAGE AMOUNT :   650,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    648,507.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,489.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 59.09000
    ----------------------------------------------------------------------------
0   0007793888     MORTGAGORS: PERRY                GREG
                               PERRY                SHERI
    REGION CODE    ADDRESS   : 11936 PRESWICK LANE
        01         CITY      :    MUKILTEO
                   STATE/ZIP : WA  98275
    MORTGAGE AMOUNT :   439,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    438,888.27  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,964.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.99800
    ----------------------------------------------------------------------------
0   0007793896     MORTGAGORS: LAHMERS              DAVID
                               LAHMERS              RHONDA
    REGION CODE    ADDRESS   : 7048 DEER HOLLOW LN.
        01         CITY      :    MAUMEE
                   STATE/ZIP : OH  43537
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,536.52  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,097.64  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 71.46200
    ----------------------------------------------------------------------------
0   0007793904     MORTGAGORS: LEBERT               GARY
                               LEBERT               MICHELLE
    REGION CODE    ADDRESS   : 3014 45TH AVENUE SOUTHWEST
        01         CITY      :    SEATTLE
                   STATE/ZIP : WA  98116
    MORTGAGE AMOUNT :   271,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    271,105.75  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,921.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 69.61500
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,931,750.00
                               P & I AMT:     13,293.78  UPB AMT:   1,927,685.26
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          129
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007793912     MORTGAGORS: HOANG                THUAN

    REGION CODE    ADDRESS   : 3060 HARDING AVENUE
        01         CITY      :    SANTA CLARA
                   STATE/ZIP : CA  95051
    MORTGAGE AMOUNT :   292,450.00  OPTION TO CONVERT :
    UNPAID BALANCE :    241,188.52  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,145.89  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 89.98400
    ----------------------------------------------------------------------------
0   0007793920     MORTGAGORS: HUGHES               LLOYD
                               HUGHES               JEAN
    REGION CODE    ADDRESS   : 850 FOXKIRK DRIVE
        01         CITY      :    BROOKFIELD
                   STATE/ZIP : WI  53045
    MORTGAGE AMOUNT :   294,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    293,290.49  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,980.73  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 53.45400
    ----------------------------------------------------------------------------
0   0007793938     MORTGAGORS: FRENCH               JEFFREY
                               FRENCH               ELIZABETH
    REGION CODE    ADDRESS   : 2304 LUCERNE DRIVE
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92106
    MORTGAGE AMOUNT :   247,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    246,418.44  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,684.98  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------------------
0   0007793946     MORTGAGORS: CORIROSSI            JERRY
                               CORIROSSI            LINDA
    REGION CODE    ADDRESS   : 9418 EAST CAVALRY DRIVE
        01         CITY      :    SCOTTSDALE
                   STATE/ZIP : AZ  85262
    MORTGAGE AMOUNT :   330,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    327,700.87  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,254.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.99283
    ----------------------------------------------------------------------------
0   0007793953     MORTGAGORS: ANDREWS              THOMAS
                               ANDREWS              DENISE
    REGION CODE    ADDRESS   : 1 CASTLE ROAD
        01         CITY      :    NORTHBORO
                   STATE/ZIP : MA  01532
    MORTGAGE AMOUNT :   331,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    330,455.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,202.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 83.16500
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,494,950.00
                               P & I AMT:     10,268.34  UPB AMT:   1,439,054.09
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          130
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007793961     MORTGAGORS: BARISANO             DANA
                               BARISANO             COLLEEN
    REGION CODE    ADDRESS   : 62 MAIN STREET
        01         CITY      :    WESTFORD
                   STATE/ZIP : MA  01886
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,411.37  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,705.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 68.68100
    ----------------------------------------------------------------------------
0   0007793979     MORTGAGORS: SAMARAS              KATINA

    REGION CODE    ADDRESS   : 5017 EAST VALLE VISTA ROAD
        01         CITY      :    PHOENIX
                   STATE/ZIP : AZ  85018
    MORTGAGE AMOUNT :   262,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    262,089.22  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,790.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 56.75600
    ----------------------------------------------------------------------------
0   0007793987     MORTGAGORS: ERDMAN               JEFFREY
                               ERDMAN               MARY
    REGION CODE    ADDRESS   : 11933 SOUTHEAST MASA LANE
        01         CITY      :    PORTLAND
                   STATE/ZIP : OR  97236
    MORTGAGE AMOUNT :   275,016.31  OPTION TO CONVERT :
    UNPAID BALANCE :    274,325.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,919.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   11/01/27
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 79.25500
    ----------------------------------------------------------------------------
0   0007794902     MORTGAGORS: BALDWIN              WILLIAM
                               DERROW               L.
    REGION CODE    ADDRESS   : 2706 WOODLEY PLACE, NW
        01         CITY      :    WASHINGTON
                   STATE/ZIP : DC  20008
    MORTGAGE AMOUNT :   248,575.08  OPTION TO CONVERT :
    UNPAID BALANCE :    247,487.59  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,778.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/24
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 76.25000
    ----------------------------------------------------------------------------
0   0007794910     MORTGAGORS: BARDER               TIMOTHY
                               BARDER               ANAMARIA
    REGION CODE    ADDRESS   : 1N134 PARK BOULEVARD
        01         CITY      :    GLEN ELLYN
                   STATE/ZIP : IL  60137
    MORTGAGE AMOUNT :   294,543.41  OPTION TO CONVERT :
    UNPAID BALANCE :    293,488.94  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,107.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/24
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 85.37400
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,330,634.80
                               P & I AMT:      9,300.76  UPB AMT:   1,326,802.25
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          131
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007795008     MORTGAGORS: KIND                 DAN
                               KIND                 CHERYL
    REGION CODE    ADDRESS   : 10638 KIAWAH DRIVE
        01         CITY      :    EDEN PRAIRIE
                   STATE/ZIP : MN  55344
    MORTGAGE AMOUNT :   311,140.55  OPTION TO CONVERT :
    UNPAID BALANCE :    310,203.47  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,164.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   01/01/27
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 78.57000
    ----------------------------------------------------------------------------
0   0007795032     MORTGAGORS: BANOWSKY             WILLIAM
                               BANOWSKY             SUSAN
    REGION CODE    ADDRESS   : 2925 WESTMINSTER AVENUE
        01         CITY      :    DALLAS
                   STATE/ZIP : TX  75205
    MORTGAGE AMOUNT :   287,350.45  OPTION TO CONVERT :
    UNPAID BALANCE :    286,202.91  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,116.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/22
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 73.67960
    ----------------------------------------------------------------------------
0   0007795065     MORTGAGORS: RAPP                 CLARK
                               ARCHER               LABERTA
    REGION CODE    ADDRESS   : 15489 SAMPSON ROAD
        01         CITY      :    LITTLETON
                   STATE/ZIP : CO  80127
    MORTGAGE AMOUNT :   263,573.85  OPTION TO CONVERT :
    UNPAID BALANCE :    263,113.64  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,821.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/27
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 75.30600
    ----------------------------------------------------------------------------
0   0007795099     MORTGAGORS: HELMACY              JOHN
                               HELMACY              LISA
    REGION CODE    ADDRESS   : 37 PARK ROAD
        01         CITY      :    MILLBURN
                   STATE/ZIP : NJ  07078
    MORTGAGE AMOUNT :   256,302.97  OPTION TO CONVERT :
    UNPAID BALANCE :    255,615.58  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,776.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 78.86200
    ----------------------------------------------------------------------------
0   0007795123     MORTGAGORS: ROYSTON              THOMAS
                               ROYSTON              THERESA
    REGION CODE    ADDRESS   : 1025 WEST VERNON PARK PLACE, UNIT I
        01         CITY      :    CHICAGO
                   STATE/ZIP : IL  60607
    MORTGAGE AMOUNT :   256,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    255,865.51  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,706.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,374,867.82
                               P & I AMT:      9,584.93  UPB AMT:   1,371,001.11
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          132
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007795131     MORTGAGORS: BEINISH              ROBERT
                               TAYLOR               CAROL
    REGION CODE    ADDRESS   : 7 MARION ROAD
        01         CITY      :    MONTCLAIR
                   STATE/ZIP : NJ  07043
    MORTGAGE AMOUNT :   360,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    359,614.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,460.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 75.15600
    ----------------------------------------------------------------------------
0   0007795149     MORTGAGORS: HARVEY               MARK
                               HARVEY               MICHELLE
    REGION CODE    ADDRESS   : 1805 HAVERSHAM KEY
        01         CITY      :    VIRGINIA BEACH
                   STATE/ZIP : VA  23454
    MORTGAGE AMOUNT :   310,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    309,477.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,036.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 81.57800
    ----------------------------------------------------------------------------
0   0007795198     MORTGAGORS: MCCARTY              JOSEPH
                               MCCARTY              JIMMI
    REGION CODE    ADDRESS   : 2710 S.WALDRON ROAD
        01         CITY      :    FORT SMITH
                   STATE/ZIP : AR  72903
    MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    274,547.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,829.58  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 82.83100
    ----------------------------------------------------------------------------
0   0007795206     MORTGAGORS: MARKOWITZ            MICHAEL
                               JEFFE                BETH
    REGION CODE    ADDRESS   : #24 PAINTBRUSH CIRCLE
        01         CITY      :    SANTA FE
                   STATE/ZIP : NM  87501
    MORTGAGE AMOUNT :   890,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    888,536.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,921.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   015
    LTV :                 62.23700
    ----------------------------------------------------------------------------
0   0007795214     MORTGAGORS: BLACKBURN            BILLY
                               BLACKBURN            SHAWNE
    REGION CODE    ADDRESS   : 6604 BEAU CHENE NE
        01         CITY      :    ALBUQUERQUE
                   STATE/ZIP : NM  87111
    MORTGAGE AMOUNT :   328,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    327,499.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,265.41  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   2,163,750.00
                               P & I AMT:     14,513.62  UPB AMT:   2,159,675.50
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          133
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007795305     MORTGAGORS: SCHWAB               LAUREN
                               SCHWAB               JOHN
    REGION CODE    ADDRESS   : 701 SOUTH WARSON ROAD
        01         CITY      :    LADUE
                   STATE/ZIP : MO  63124
    MORTGAGE AMOUNT :   335,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    334,435.51  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,200.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 27.91600
    ----------------------------------------------------------------------------
0   0007795347     MORTGAGORS: HANCOCK              WARREN
                               HANCOCK              SUZANNE
    REGION CODE    ADDRESS   : 11289 STONES THROW DRIVE
        01         CITY      :    RESTON
                   STATE/ZIP : VA  20194
    MORTGAGE AMOUNT :   340,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    339,615.50  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,208.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 60.80300
    ----------------------------------------------------------------------------
0   0007795362     MORTGAGORS: NESSEL               LARRY
                               NESSEL               HOLLY
    REGION CODE    ADDRESS   : 3041 OAK STREET,
        01         CITY      :    LAKEWOOD
                   STATE/ZIP : CO  80215
    MORTGAGE AMOUNT :   279,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    278,099.52  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,879.67  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.26100
    ----------------------------------------------------------------------------
0   0007795396     MORTGAGORS: CASEY                STEPHEN
                               CASEY                DORIS
    REGION CODE    ADDRESS   : 21608 GOSHEN OAKS ROAD
        01         CITY      :    GAITHERSBURG
                   STATE/ZIP : MD  20882
    MORTGAGE AMOUNT :   406,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    404,995.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,701.13  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 75.18500
    ----------------------------------------------------------------------------
0   0007795404     MORTGAGORS: GRONOWITZ            STEVEN
                               GRONOWITZ            LISA
    REGION CODE    ADDRESS   : 542 SOUTH FOREST DRIVE
        01         CITY      :    TEANECK
                   STATE/ZIP : NJ  07666
    MORTGAGE AMOUNT :   323,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    322,856.79  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,235.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 66.72100
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,684,100.00
                               P & I AMT:     11,225.01  UPB AMT:   1,680,003.09
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          134
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007795461     MORTGAGORS: THWAITES             JONATHAN
                               THWAITES             CHRISTINE
    REGION CODE    ADDRESS   : 5 SETTLERS LANE
        01         CITY      :    RIDGEFIELD
                   STATE/ZIP : CT  06877
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,310.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,072.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 69.76700
    ----------------------------------------------------------------------------
0   0007795487     MORTGAGORS: WINDUS               ROBERT
                               WINDUS               JENNIFER
    REGION CODE    ADDRESS   : 533 UTTERBACK STORE ROAD
        01         CITY      :    GREAT FALLS
                   STATE/ZIP : VA  22066
    MORTGAGE AMOUNT :   367,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    366,092.27  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,441.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 74.89700
    ----------------------------------------------------------------------------
0   0007795511     MORTGAGORS: LARSEN               JOHN
                               LARSEN               CAROL
    REGION CODE    ADDRESS   : 17230 ANGELINE AVENUE S NE,
        01         CITY      :    SUQUAMISH
                   STATE/ZIP : WA  98392
    MORTGAGE AMOUNT :   316,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    315,274.17  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,182.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 78.02400
    ----------------------------------------------------------------------------
0   0007795529     MORTGAGORS: SILBERMAN            IAN

    REGION CODE    ADDRESS   : 17 BERKLEY LANE
        01         CITY      :    LADUE
                   STATE/ZIP : MO  63124
    MORTGAGE AMOUNT :   331,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    331,118.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,264.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 84.44700
    ----------------------------------------------------------------------------
0   0007795578     MORTGAGORS: PICCIOTTI            ROBERT
                               PICCIOTTI            LOUISE
    REGION CODE    ADDRESS   : 27 SUFFOLK WAY
        01         CITY      :    LINCOLN
                   STATE/ZIP : RI  02865
    MORTGAGE AMOUNT :   440,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    439,014.19  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,076.54  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 68.75000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,754,900.00
                               P & I AMT:     12,036.90  UPB AMT:   1,750,810.12
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          135
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007795602     MORTGAGORS: CLARK                OTIS
                               CLARK                KIMBERLY
    REGION CODE    ADDRESS   : 125 WINDHAM FARM LN
        01         CITY      :    LEWISVILLE
                   STATE/ZIP : NC  27023
    MORTGAGE AMOUNT :   518,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    517,162.26  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,448.93  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007795610     MORTGAGORS: OLIVER               BRIAN

    REGION CODE    ADDRESS   : 3733 TYNEMOORE TRACE
        01         CITY      :    SMYRNA
                   STATE/ZIP : GA  30080
    MORTGAGE AMOUNT :   335,450.00  OPTION TO CONVERT :
    UNPAID BALANCE :    334,367.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,259.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 89.99900
    ----------------------------------------------------------------------------
0   0007795644     MORTGAGORS: RORKE                THOMAS
                               RORKE                TANIA
    REGION CODE    ADDRESS   : 324 DELANCEY STREET
        01         CITY      :    PHILADELPHIA
                   STATE/ZIP : PA  19106
    MORTGAGE AMOUNT :   364,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    363,438.79  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,501.67  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.32500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.32500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007795669     MORTGAGORS: LAW                  CHARLES

    REGION CODE    ADDRESS   : 3050 HAMPTON CIRCLE
        01         CITY      :    BIRMINGHAM
                   STATE/ZIP : AL  35242
    MORTGAGE AMOUNT :   296,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    295,267.88  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,969.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 89.69600
    ----------------------------------------------------------------------------
0   0007795784     MORTGAGORS: MARTIN               DANIEL
                               MARTIN               CHRISTINE
    REGION CODE    ADDRESS   : 1938 SUNNY DRIVE
        01         CITY      :    ST. LOUIS
                   STATE/ZIP : MO  63122
    MORTGAGE AMOUNT :   380,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    379,434.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,657.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 79.16600
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,893,850.00
                               P & I AMT:     12,836.91  UPB AMT:   1,889,670.52
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          136
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007795826     MORTGAGORS: DUKE                 CHARLES
                               DUKE                 RAE
    REGION CODE    ADDRESS   : 202 LOWOOD LANE
        01         CITY      :    GREENVILLE
                   STATE/ZIP : SC  29605
    MORTGAGE AMOUNT :   266,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    265,551.76  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,747.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 53.84600
    ----------------------------------------------------------------------------
0   0007795842     MORTGAGORS: SISNEROS             JOSEPH
                               ELLIS-SISNEROS       MYKAEL
    REGION CODE    ADDRESS   : 17C LOMA DE LA CRUZ
        01         CITY      :    ESPANOLA
                   STATE/ZIP : NM  87532
    MORTGAGE AMOUNT :   375,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    374,368.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,463.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 65.78900
    ----------------------------------------------------------------------------
0   0007795859     MORTGAGORS: SLADOWSKI            CATHERINE

    REGION CODE    ADDRESS   : 77 JESSE COURT
        01         CITY      :    MONTVILLE
                   STATE/ZIP : NJ  07855
    MORTGAGE AMOUNT :   337,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    336,561.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,447.11  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------------------
0   0007795883     MORTGAGORS: WRIGHT               SUSAN
                               WRIGHT               JAMES
    REGION CODE    ADDRESS   : 1076 LOS ANGELES AVENUE
        01         CITY      :    ATLANTA
                   STATE/ZIP : GA  30306
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    269,379.89  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,864.83  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------------------
0   0007795891     MORTGAGORS: GILBRIDE             SCOTT
                               GILBRIDE             ANNE
    REGION CODE    ADDRESS   : 8204 MACK STREET
        01         CITY      :    ALEXANDRIA
                   STATE/ZIP : VA  22308
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,293.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,046.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 66.66600
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,548,500.00
                               P & I AMT:     10,569.39  UPB AMT:   1,545,155.15
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          137
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007795917     MORTGAGORS: MONTANA              PASQUALE
                               MONTANA              THERESA
    REGION CODE    ADDRESS   : 1507 NORTH MOHAWK
        01         CITY      :    CHICAGO
                   STATE/ZIP : IL  60610
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    399,389.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,762.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 57.41500
    ----------------------------------------------------------------------------
0   0007795925     MORTGAGORS: ROSS                 BELLA
                               ROSS                 JOHN
    REGION CODE    ADDRESS   : 494 FULTON COURT
        01         CITY      :    WEST NEW YORK
                   STATE/ZIP : NJ  07093
    MORTGAGE AMOUNT :   600,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    598,655.76  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,195.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 75.94900
    ----------------------------------------------------------------------------
0   0007795933     MORTGAGORS: RAY                  RODNEY
                               RAY                  CHRISTINE
    REGION CODE    ADDRESS   : 1707 126TH AVENUE EAST
        01         CITY      :    EDGEWOOD
                   STATE/ZIP : WA  98372
    MORTGAGE AMOUNT :   375,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    374,049.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,463.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 72.11500
    ----------------------------------------------------------------------------
0   0007795966     MORTGAGORS: MOSOLOVA             MARIA
                               BELIAKOV             MICHAEL
    REGION CODE    ADDRESS   : 13705 VALLEY OAK CIRCLE
        01         CITY      :    ROCKVILLE
                   STATE/ZIP : MD  20850
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    268,948.64  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,841.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.41100
    ----------------------------------------------------------------------------
0   0007796006     MORTGAGORS: GIOVINAZZO           PAUL
                               GIOVINAZZO           DEBRA
    REGION CODE    ADDRESS   : LOT 10-1 MAPLE STREET
        01         CITY      :    STOW
                   STATE/ZIP : MA  01775
    MORTGAGE AMOUNT :   308,980.00  OPTION TO CONVERT :
    UNPAID BALANCE :    308,234.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,081.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,953,980.00
                               P & I AMT:     13,345.01  UPB AMT:   1,949,277.49
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          138
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007796030     MORTGAGORS: SANDEN               JOHN
                               SANDEN               ELIZABETH
    REGION CODE    ADDRESS   : 100 CAINS HILL ROAD
        01         CITY      :    RIDGEFIELD
                   STATE/ZIP : CT  06877
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    399,010.60  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,661.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 71.42800
    ----------------------------------------------------------------------------
0   0007796048     MORTGAGORS: PHIPPS               THOMAS
                               PHIPPS               GAIL
    REGION CODE    ADDRESS   : 7611 SOUTHEAST 111TH AVENUE
        01         CITY      :    PORTLAND
                   STATE/ZIP : OR  97266
    MORTGAGE AMOUNT :   272,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    271,874.17  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,882.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 77.85700
    ----------------------------------------------------------------------------
0   0007796089     MORTGAGORS: SKAINS               THOMAS
                               SKAINS               SHERRY
    REGION CODE    ADDRESS   : 8222 GREENCASTLE DR
        01         CITY      :    CHARLOTTE
                   STATE/ZIP : NC  28210
    MORTGAGE AMOUNT :   244,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    243,115.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,965.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   01/01/19
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 43.57100
    ----------------------------------------------------------------------------
0   0007796105     MORTGAGORS: BAKER                WILLIAM
                               BAKER                LINDA
    REGION CODE    ADDRESS   : 1401 241ST STREET SOUTHEAST
        01         CITY      :    BOTHELL
                   STATE/ZIP : WA  98021
    MORTGAGE AMOUNT :   270,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    270,146.43  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,824.43  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007796188     MORTGAGORS: MILES                KENNETH
                               MILES                JANINE
    REGION CODE    ADDRESS   : 2842 COMFORT
        01         CITY      :    W BLOOMFIELD
                   STATE/ZIP : MI  48323
    MORTGAGE AMOUNT :   305,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    304,522.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,080.64  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 71.59600
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,492,300.00
                               P & I AMT:     10,414.02  UPB AMT:   1,488,669.85
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          139
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007796196     MORTGAGORS: COX                  RICHARD
                               COX                  HEATHER
    REGION CODE    ADDRESS   : 6944 HERITAGE CLUB DRIVE
        01         CITY      :    MASON
                   STATE/ZIP : OH  45040
    MORTGAGE AMOUNT :   290,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    289,381.52  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,077.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 55.23800
    ----------------------------------------------------------------------------
0   0007796204     MORTGAGORS: COX                  JAMES
                               COX                  ANNE
    REGION CODE    ADDRESS   : 8512 WEST OAK PLACE
        01         CITY      :    VIENNA
                   STATE/ZIP : VA  22182
    MORTGAGE AMOUNT :   263,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    262,425.36  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,861.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 79.93900
    ----------------------------------------------------------------------------
0   0007796220     MORTGAGORS: GREENSTEIN           HARVEY
                               GREENSTEIN           KAREN
    REGION CODE    ADDRESS   : 14 BARGE LANE
        01         CITY      :    FRANKLIN TOWNSHIP
                   STATE/ZIP : NJ  08873
    MORTGAGE AMOUNT :   267,450.00  OPTION TO CONVERT :
    UNPAID BALANCE :    266,835.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,847.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 79.98900
    ----------------------------------------------------------------------------
0   0007796253     MORTGAGORS: PULJU                JAMES
                               PULJU                RUTH
    REGION CODE    ADDRESS   : 2647 S XENON WAY
        01         CITY      :    LAKEWOOD
                   STATE/ZIP : CO  80228
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    269,566.89  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,819.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 71.05200
    ----------------------------------------------------------------------------
0   0007796295     MORTGAGORS: FUSON                JOHN
                               FUSON                SUSAN
    REGION CODE    ADDRESS   : 3702 BURWELL ROLLINS CIRCLE
        01         CITY      :    RALEIGH
                   STATE/ZIP : NC  27612
    MORTGAGE AMOUNT :   259,760.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,133.12  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,750.06  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,350,210.00
                               P & I AMT:      9,355.42  UPB AMT:   1,347,342.59
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          140
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007796311     MORTGAGORS: SCHOENBORN           DANIEL
                               SCHOENBORN           THERESA
    REGION CODE    ADDRESS   : 6862 N. 83RD STREET
        01         CITY      :    SCOTTSDALE
                   STATE/ZIP : AZ  85250
    MORTGAGE AMOUNT :   253,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    253,258.54  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,860.83  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007796360     MORTGAGORS: BEDERMAN             BRAD

    REGION CODE    ADDRESS   : 4323 SHADOW GLEN DRIVE
        01         CITY      :    DALLAS
                   STATE/ZIP : TX  75287
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,588.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,663.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007796378     MORTGAGORS: BUSH                 EDWARD
                               BUSH                 MARILYN
    REGION CODE    ADDRESS   : 413 MYRTLE POND ROAD
        01         CITY      :    COROLLA
                   STATE/ZIP : NC  27927
    MORTGAGE AMOUNT :   454,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    453,306.44  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,135.67  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007796386     MORTGAGORS: HYDE                 BRUCE
                               HYDE                 VERA LEE ANN
    REGION CODE    ADDRESS   : 54 STATE PARK ROAD
        01         CITY      :    CHESTER TOWNSHIP
                   STATE/ZIP : NJ  07930
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,003.56  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,792.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 74.66666
    ----------------------------------------------------------------------------
0   0007796402     MORTGAGORS: DESANTIAGO           M.
                               DESANTIAGO           BETH
    REGION CODE    ADDRESS   : 1933 WEST SCHOOL STREET
        01         CITY      :    CHICAGO
                   STATE/ZIP : IL  60657
    MORTGAGE AMOUNT :   375,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    374,398.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,526.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,612,600.00
                               P & I AMT:     10,979.08  UPB AMT:   1,609,555.95
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          141
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007796410     MORTGAGORS: TUMLIN               TERRY
                               TUMLIN               LUANNE
    REGION CODE    ADDRESS   : LAND LOTS 700 & 741 GLEN COVE DRIVE
        01         CITY      :    CARTERSVILLE
                   STATE/ZIP : GA  30120
    MORTGAGE AMOUNT :   378,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    377,087.73  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,546.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 82.17300
    ----------------------------------------------------------------------------
0   0007796428     MORTGAGORS: BURKERT              ROBERT
                               BURKERT              BERNADETTE
    REGION CODE    ADDRESS   : 2533 SPARROW BUSH LANE
        01         CITY      :    MANASQUAN
                   STATE/ZIP : NJ  08736
    MORTGAGE AMOUNT :   279,650.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,212.18  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,907.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.53600
    ----------------------------------------------------------------------------
0   0007796469     MORTGAGORS: YOHAY                STEPHEN
                               GARNER               PENELOPE
    REGION CODE    ADDRESS   : 6421 WATERWAY DRIVE
        01         CITY      :    FALLS CHURCH
                   STATE/ZIP : VA  22044
    MORTGAGE AMOUNT :   569,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    568,041.24  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,737.92  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 76.37600
    ----------------------------------------------------------------------------
0   0007796501     MORTGAGORS: PEDDYCORD            SUSAN
                               PEDDYCORD            HARRY
    REGION CODE    ADDRESS   : 14216 WYNDFIELD CIRCLE
        01         CITY      :    RALEIGH
                   STATE/ZIP : NC  27615
    MORTGAGE AMOUNT :   281,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    280,276.50  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,893.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 74.93300
    ----------------------------------------------------------------------------
0   0007796527     MORTGAGORS: SCHIATTAREGGIA       DOMINIC

    REGION CODE    ADDRESS   : 10609 ROCK RUN DRIVE
        01         CITY      :    MONTGOMERY COUNTY POTOMAC
                   STATE/ZIP : MD  20854
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,456.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,896.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.50000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      6.50000  PRODUCT CODE      :   002
    LTV :                 65.50200
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,807,650.00
                               P & I AMT:     11,981.65  UPB AMT:   1,804,073.76
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          142
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007796576     MORTGAGORS: ELEBASH              RUSSELL
                               ELEBASH              SHEAREN
    REGION CODE    ADDRESS   : 955 COLEMAN STREET
        01         CITY      :    MONTGOMERY
                   STATE/ZIP : AL  36106
    MORTGAGE AMOUNT :   308,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    307,529.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,127.28  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0007796584     MORTGAGORS: GREEN                BARBARA

    REGION CODE    ADDRESS   : 2154 RIVER OAKS DRIVE
        01         CITY      :    JACKSONS GAP,
                   STATE/ZIP : AL  36861
    MORTGAGE AMOUNT :   315,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    314,507.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,148.86  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 68.92700
    ----------------------------------------------------------------------------
0   0007796618     MORTGAGORS: EVANS                RICHARD
                               EVANS                KAREN
    REGION CODE    ADDRESS   : 2385 TAMARACK DRIVE
        01         CITY      :    LONG LAKE
                   STATE/ZIP : MN  55356
    MORTGAGE AMOUNT :   700,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    698,877.12  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,716.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   015
    LTV :                 42.42400
    ----------------------------------------------------------------------------
0   0007796634     MORTGAGORS: FAVAZZA              JOHN

    REGION CODE    ADDRESS   : 1 ARROWHEAD FARM ROAD
        01         CITY      :    BOXFORD
                   STATE/ZIP : MA  01921
    MORTGAGE AMOUNT :   291,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    290,555.78  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,009.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 75.58400
    ----------------------------------------------------------------------------
0   0007796741     MORTGAGORS: HIRAGURI             YOHEI
                               HIRAGURI             AISOOK
    REGION CODE    ADDRESS   : 297 MIDLAND COURT
        01         CITY      :    WEST NEW YORK
                   STATE/ZIP : NJ  07093
    MORTGAGE AMOUNT :   284,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    283,363.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,985.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,898,000.00
                               P & I AMT:     12,987.81  UPB AMT:   1,894,833.49
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          143
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0007796774     MORTGAGORS: FIFFER               THOMAS
                               FIFFER               LYNN
    REGION CODE    ADDRESS   : 62 SPRUCE STREET
        01         CITY      :    FAIRFIELD
                   STATE/ZIP : CT  06490
    MORTGAGE AMOUNT :   460,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    458,994.87  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,255.85  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031235054     MORTGAGORS: HEIDT                DENNIS
                               HEIDT                LIZA
    REGION CODE    ADDRESS   : 5 PEBBLE BEACH COURT
        01         CITY      :    MONTGOMERY
                   STATE/ZIP : NJ  08558
    MORTGAGE AMOUNT :   410,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    406,187.12  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,834.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   02/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031329113     MORTGAGORS: KNEPPER              ALAN
                               KNEPPER              LINDA
    REGION CODE    ADDRESS   : 5 GARNET STREET
        01         CITY      :    MARLBORO TWP.,
                   STATE/ZIP : NJ  07751
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    315,941.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,210.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   03/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 75.73900
    ----------------------------------------------------------------------------
0   0031336555     MORTGAGORS: HENDERSON            BOBBIE
                               HENDERSON            THELMA
    REGION CODE    ADDRESS   : 1380 BARROWDALE ROAD
        01         CITY      :    RYDAL
                   STATE/ZIP : PA  19046
    MORTGAGE AMOUNT :   264,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    261,830.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,868.58  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   04/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 78.10600
    ----------------------------------------------------------------------------
0   0031387715     MORTGAGORS: CHENG                DAVID
                               PERKINS              KIM
    REGION CODE    ADDRESS   : 14 SALISBURY LANE
        01         CITY      :    LONG VALLEY
                   STATE/ZIP : NJ  07853
    MORTGAGE AMOUNT :   420,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    414,729.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,936.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   04/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 88.05200
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,874,400.00
                               P & I AMT:     13,105.84  UPB AMT:   1,857,682.99
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          144
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031422298     MORTGAGORS: KENNEY               DONILL
                               KENNEY               JODIE
    REGION CODE    ADDRESS   : 1736 NORTH LAKESIDE DRIVE
        01         CITY      :    LAKE WORTH
                   STATE/ZIP : FL  33460
    MORTGAGE AMOUNT :   535,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    534,183.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,695.12  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 56.31500
    ----------------------------------------------------------------------------
0   0031494313     MORTGAGORS: KELLEY               CRAIG
                               MCGUIRE              MARILYN
    REGION CODE    ADDRESS   : 28 DEXTER ROAD
        01         CITY      :    LEXINGTON
                   STATE/ZIP : MA  02173
    MORTGAGE AMOUNT :   287,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    284,884.68  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,933.57  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   06/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 86.96900
    ----------------------------------------------------------------------------
0   0031519085     MORTGAGORS: DURAN                ARTURO
                               ALVAREZ DE DURAN     PATRICIA
    REGION CODE    ADDRESS   : 75 ALBEMARLE ROAD
        01         CITY      :    NEWTON
                   STATE/ZIP : MA  02160
    MORTGAGE AMOUNT :   268,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    266,251.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,921.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   05/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------------------
0   0031519176     MORTGAGORS: KUNA                 AUDREY
                               PITSCH               SUZANE
    REGION CODE    ADDRESS   : 143 BLACK BROOK ROAD
        01         CITY      :    BETHLEHEM TOWNSHIP
                   STATE/ZIP : NJ  08826
    MORTGAGE AMOUNT :   315,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    312,767.01  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,283.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/28
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------------------
0   0031562549     MORTGAGORS: HOPPER               DAVID
                               HOPPER               MAUREEN
    REGION CODE    ADDRESS   : 149 LITTLETON ROAD
        01         CITY      :    HARVARD
                   STATE/ZIP : MA  01451
    MORTGAGE AMOUNT :   284,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    283,441.58  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,940.11  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,689,600.00
                               P & I AMT:     11,774.19  UPB AMT:   1,681,527.64
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          145
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031563265     MORTGAGORS: BRENNAN              ELEANOR
                               BRENNAN              CHRISTOPHER
    REGION CODE    ADDRESS   : 16 MARION STREET
        01         CITY      :    HINGMAN
                   STATE/ZIP : MA  02043
    MORTGAGE AMOUNT :   277,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    275,873.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,917.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031563299     MORTGAGORS: HORNE                EDWARD

    REGION CODE    ADDRESS   : 119 PARKWOOD ROAD
        01         CITY      :    FAIRFIELD
                   STATE/ZIP : CT  06430
    MORTGAGE AMOUNT :   364,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    362,239.15  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,674.58  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/28
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------------------
0   0031617509     MORTGAGORS: LIN                  HUEI

    REGION CODE    ADDRESS   : 38 ASH STREET
        01         CITY      :    ENGLEWOOD CLIFFS
                   STATE/ZIP : NJ  07632
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    296,805.64  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,072.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------------------
0   0031617921     MORTGAGORS: NG                   JOHN

    REGION CODE    ADDRESS   : 30 CORTE ALEGRE
        01         CITY      :    MILLBRAE
                   STATE/ZIP : CA  94030
    MORTGAGE AMOUNT :   348,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    347,728.53  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,373.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031620859     MORTGAGORS: WEHDE                JOHN
                               WEHDE                HARLE
    REGION CODE    ADDRESS   : 4 BRADLEE ROAD
        01         CITY      :    MARBLEHEAD
                   STATE/ZIP : MA  01945
    MORTGAGE AMOUNT :   550,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    549,103.38  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,769.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 78.57100
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,840,100.00
                               P & I AMT:     12,807.78  UPB AMT:   1,831,750.00
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          146
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031621329     MORTGAGORS: ROY                  WILLIAM
                               ROY                  ELIZABETH
    REGION CODE    ADDRESS   : 110 SCHOOL HOUSE LANE
        01         CITY      :    BOXBOROUGH
                   STATE/ZIP : MA  01719
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,747.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,970.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 56.07400
    ----------------------------------------------------------------------------
0   0031627334     MORTGAGORS: KELLY                LAWRENCE
                               KELLY                BONNIE
    REGION CODE    ADDRESS   : 1456 POWELL CIRLCE
        01         CITY      :    BOOTHWYN
                   STATE/ZIP : PA  19061
    MORTGAGE AMOUNT :   264,550.00  OPTION TO CONVERT :
    UNPAID BALANCE :    262,552.17  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,760.06  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   06/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 94.99100
    ----------------------------------------------------------------------------
0   0031628803     MORTGAGORS: GONZALEZ-SERVA       ALDO
                               GONZALEZ             MARILYN
    REGION CODE    ADDRESS   : 37 COREY ROAD
        01         CITY      :    BROOKLINE
                   STATE/ZIP : MA  02146
    MORTGAGE AMOUNT :   370,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    366,589.14  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,587.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   03/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 72.54900
    ----------------------------------------------------------------------------
0   0031629330     MORTGAGORS: KNUDSEN              RONALD
                               KNUDSEN              ADRIENNE
    REGION CODE    ADDRESS   : 74 VISTA AVENUE
        01         CITY      :    NEWTON
                   STATE/ZIP : MA  02166
    MORTGAGE AMOUNT :   380,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    376,664.72  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,722.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   03/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 47.50000
    ----------------------------------------------------------------------------
0   0031629363     MORTGAGORS: BRENNAN              PAUL
                               BRENNAN              JULE
    REGION CODE    ADDRESS   : 128 COLONEL JOHN GARDNER ROAD
        01         CITY      :    NARRAGANSETT,
                   STATE/ZIP : RI  02882
    MORTGAGE AMOUNT :   308,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    305,992.26  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,206.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   06/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 78.97400
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,622,550.00
                               P & I AMT:     11,246.87  UPB AMT:   1,611,546.25
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          147
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031632243     MORTGAGORS: HOLLAND              ROBERT
                               MCDERMOTT-HOLLAND    MARY
    REGION CODE    ADDRESS   : 138 BRADLEE ROAD
        01         CITY      :    MILTON
                   STATE/ZIP : MA  02186
    MORTGAGE AMOUNT :   281,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,729.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,894.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 63.90900
    ----------------------------------------------------------------------------
0   0031651151     MORTGAGORS: ALTICK               FRANK
                               ALTICK               ELLEN
    REGION CODE    ADDRESS   : 269 STOCKBRIDGE AVENUE
        01         CITY      :    ATHERTON
                   STATE/ZIP : CA  94027
    MORTGAGE AMOUNT :   650,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    645,856.65  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,434.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 34.21000
    ----------------------------------------------------------------------------
0   0031652365     MORTGAGORS: LI                   ZONGYI
                               JIN                  MEI
    REGION CODE    ADDRESS   : 8 DEERFIELD DRIVE
        01         CITY      :    WEST WINDSOR
                   STATE/ZIP : NJ  08648
    MORTGAGE AMOUNT :   328,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    326,456.74  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,268.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------------------
0   0031652381     MORTGAGORS: PETERS               L
                               PETERS               ANDREA
    REGION CODE    ADDRESS   : 310 GREENBRIAR DRIVE
        01         CITY      :    WEST CHESTER
                   STATE/ZIP : PA  19382
    MORTGAGE AMOUNT :   266,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    264,175.89  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,747.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 79.97300
    ----------------------------------------------------------------------------
0   0031654585     MORTGAGORS: LAGUE                RUTH
                               MCCOLLOUGH           BARBARA
    REGION CODE    ADDRESS   : 9 COLBOURNE CRESCENT UNIT #1
        01         CITY      :    BROOKLINE
                   STATE/ZIP : MA  02146
    MORTGAGE AMOUNT :   312,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    310,106.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,181.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 78.73800
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,837,700.00
                               P & I AMT:     12,526.51  UPB AMT:   1,826,325.81
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          148
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031655236     MORTGAGORS: GRUSKIN              STEVEN
                               LAWRENCE GRUSKIN     N.GAIL
    REGION CODE    ADDRESS   : 17 WARING ROAD
        01         CITY      :    POUND RIDGE
                   STATE/ZIP : NY  10576
    MORTGAGE AMOUNT :   650,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    641,027.65  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,379.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 68.42105
    ----------------------------------------------------------------------------
0   0031658834     MORTGAGORS: PERELMUTER           PHILLIP
                               PERELMUTER           CAROLYN
    REGION CODE    ADDRESS   : 65 PAUL REVERE ROAD
        01         CITY      :    NEEDHAM
                   STATE/ZIP : MA  02194
    MORTGAGE AMOUNT :   335,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    333,226.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,342.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 62.61600
    ----------------------------------------------------------------------------
0   0031659469     MORTGAGORS: PEKAR                KEVIN
                               GOODING              ELIZABETH
    REGION CODE    ADDRESS   : 33 WABAN HILL ROAD
        01         CITY      :    NEWTON
                   STATE/ZIP : MA  02167
    MORTGAGE AMOUNT :   468,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    465,089.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,232.36  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031673833     MORTGAGORS: ZIMAROWSKI           MARY

    REGION CODE    ADDRESS   : 56 CEDARWOOD AVENUE
        01         CITY      :    WALTHAM
                   STATE/ZIP : MA  02154
    MORTGAGE AMOUNT :   275,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    274,041.65  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,926.34  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------------------
0   0031674609     MORTGAGORS: OSTERMAN             WALTER
                               OSTERMAN             CATHERINA
    REGION CODE    ADDRESS   : 17 STANFORD DRIVE
        01         CITY      :    HINGHAM
                   STATE/ZIP : MA  02043
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    278,297.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,957.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   07/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 65.88235
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   2,008,500.00
                               P & I AMT:     13,838.04  UPB AMT:   1,991,683.03
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          149
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031690134     MORTGAGORS: LORD                 ROBERT

    REGION CODE    ADDRESS   : MURRAY HILL ROAD
        01         CITY      :    BOOTHBAY
                   STATE/ZIP : ME  04544
    MORTGAGE AMOUNT :   248,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    246,719.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,755.33  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 65.26300
    ----------------------------------------------------------------------------
0   0031697915     MORTGAGORS: MARKOVSKY            RONALD
                               MARKOVSKY            DANIELLE
    REGION CODE    ADDRESS   : 56 WHITNEY AVE,
        01         CITY      :    WESTWOOD
                   STATE/ZIP : MA  02090
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    266,522.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,175.11  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/18
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 58.06400
    ----------------------------------------------------------------------------
0   0031700826     MORTGAGORS: SEAMAN               THOMAS
                               SEAMAN               DEBORAH
    REGION CODE    ADDRESS   : 243 BEDFORD BANKSVILLE ROAD
        01         CITY      :    BEDFORD
                   STATE/ZIP : NY  10506
    MORTGAGE AMOUNT :   450,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    448,309.14  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,146.47  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 37.50000
    ----------------------------------------------------------------------------
0   0031730963     MORTGAGORS: ABT                  KEVIN
                               ABT                  SUSAN
    REGION CODE    ADDRESS   : 158 MOUNTAIN STREET
        01         CITY      :    SHARON
                   STATE/ZIP : MA  02067
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    318,552.62  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,237.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031737117     MORTGAGORS: HUMPHREY             DWAYNE
                               HUMPHREY             KAREN
    REGION CODE    ADDRESS   : 27 MOUNTAIN AVENUE
        01         CITY      :    MOUNT OLIVE  TOWNSHIP
                   STATE/ZIP : NJ  07836
    MORTGAGE AMOUNT :   283,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    282,485.37  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,909.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 86.74500
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,571,400.00
                               P & I AMT:     11,223.72  UPB AMT:   1,562,588.53
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          150
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031742398     MORTGAGORS: HEPNER               RAYMOND
                               HEPNER               DEBORAH
    REGION CODE    ADDRESS   : 10205 BUCKMEADOW LANE
        01         CITY      :    DAMASCUS
                   STATE/ZIP : MD  20872
    MORTGAGE AMOUNT :   324,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    324,546.62  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,215.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 94.99500
    ----------------------------------------------------------------------------
0   0031745219     MORTGAGORS: SHACHORY             DIANA

    REGION CODE    ADDRESS   : 6485 ZUMA VIEW PLACE,
        01         CITY      :    101 MALIBU
                   STATE/ZIP : CA  90265
    MORTGAGE AMOUNT :   289,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,592.58  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,947.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 74.29300
    ----------------------------------------------------------------------------
0   0031748189     MORTGAGORS: STONOV               ALEXANDER
                               STONOV               ALLA
    REGION CODE    ADDRESS   : 30 JUNIPER ROAD
        01         CITY      :    SHARON
                   STATE/ZIP : MA  02067
    MORTGAGE AMOUNT :   436,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    433,803.73  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,123.56  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031748239     MORTGAGORS: MANZONE              TIMOTHY
                               MANZONE              HOLLY
    REGION CODE    ADDRESS   : 751 BEVERSREDE TRAIL
        01         CITY      :    POCOPSON
                   STATE/ZIP : PA  19382
    MORTGAGE AMOUNT :   285,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    283,031.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,992.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------------------
0   0031748346     MORTGAGORS: DEBRUYN              ANDREW
                               DEBRUYN              SUSAN
    REGION CODE    ADDRESS   : 25532 FOGGY GLEN DRIVE
        01         CITY      :    CASTRO VALLEY
                   STATE/ZIP : CA  94552
    MORTGAGE AMOUNT :   273,150.00  OPTION TO CONVERT :
    UNPAID BALANCE :    272,920.51  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,794.41  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 79.99000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,607,950.00
                               P & I AMT:     11,073.49  UPB AMT:   1,601,894.75
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          151
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031758733     MORTGAGORS: DERR                 THOMAS
                               DERR                 CRYSTAL
    REGION CODE    ADDRESS   : 100 SUMMER LEA COURT
        01         CITY      :    NEW HOPE
                   STATE/ZIP : PA  18938
    MORTGAGE AMOUNT :   279,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    278,808.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,022.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 94.98400
    ----------------------------------------------------------------------------
0   0031759145     MORTGAGORS: BRUNI                JOHN

    REGION CODE    ADDRESS   : 2540 MANCHESTER AVENUE
        01         CITY      :    CARDIFF
                   STATE/ZIP : CA  92007
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    298,223.83  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,123.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 66.66600
    ----------------------------------------------------------------------------
0   0031759517     MORTGAGORS: HARRINGTON           JAMES
                               SOISSON              ANNE
    REGION CODE    ADDRESS   : 7 ARDLEY ROAD
        01         CITY      :    WINCHESTER
                   STATE/ZIP : MA  01890
    MORTGAGE AMOUNT :   285,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    284,312.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,920.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 55.88200
    ----------------------------------------------------------------------------
0   0031761737     MORTGAGORS: FERNANDEZ            ANTHONY
                               FERNANDEZ            LAURA
    REGION CODE    ADDRESS   : 9800 SW 92 AVENUE
        01         CITY      :    MIAMI
                   STATE/ZIP : FL  33176
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,588.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,663.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 62.50000
    ----------------------------------------------------------------------------
0   0031763105     MORTGAGORS: BARRY                GEORGE
                               BARRY                MONICA
    REGION CODE    ADDRESS   : TEMPE WICK RD.(LOT 12.02&12.03,BL33
        01         CITY      :    HARDING TOWNSHIP
                   STATE/ZIP : NJ  07935
    MORTGAGE AMOUNT :   800,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    798,207.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,593.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   015
    LTV :                 50.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,914,000.00
                               P & I AMT:     13,323.40  UPB AMT:   1,909,140.67
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          152
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031770092     MORTGAGORS: CARLIN               ROBERT
                               CARLIN               ELIZABETH
    REGION CODE    ADDRESS   : 10302 BUCKMEADOW LANE
        01         CITY      :    DAMASCUS
                   STATE/ZIP : MD  20872
    MORTGAGE AMOUNT :   254,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    254,075.64  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,628.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 79.96200
    ----------------------------------------------------------------------------
0   0031770233     MORTGAGORS: WARNECKI             WILLIAM
                               WARNECKI             KAREN
    REGION CODE    ADDRESS   : 7796 ROYAL SYDNEY DRIVE
        01         CITY      :    GAINESVILLE
                   STATE/ZIP : VA  20155
    MORTGAGE AMOUNT :   252,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    252,088.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,657.43  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 79.99300
    ----------------------------------------------------------------------------
0   0031771702     MORTGAGORS: HUNT                 GREGORY
                               HUNT                 MARY
    REGION CODE    ADDRESS   : 15 HARBOR RIDGE DRIVE
        01         CITY      :    MASHPEE
                   STATE/ZIP : MA  02649
    MORTGAGE AMOUNT :   375,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    374,352.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,432.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------------------
0   0031774615     MORTGAGORS: SMITH                KENNETH
                               SMITH                TINA
    REGION CODE    ADDRESS   : 328 SQUIRREL RIDGE WAY
        01         CITY      :    DANVILLE
                   STATE/ZIP : CA  94506
    MORTGAGE AMOUNT :   265,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,648.49  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,852.92  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/18
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 64.87100
    ----------------------------------------------------------------------------
0   0031774912     MORTGAGORS: BEAR                 WILLIAM
                               BEAR                 ROBIN
    REGION CODE    ADDRESS   : 43320 SUGARBUSH COURT
        01         CITY      :    LEESBURG
                   STATE/ZIP : VA  20176
    MORTGAGE AMOUNT :   350,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    350,290.67  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,244.93  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 79.99087
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,497,200.00
                               P & I AMT:      9,815.83  UPB AMT:   1,494,455.30
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          153
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031775364     MORTGAGORS: BRAUN                JEAN

    REGION CODE    ADDRESS   : 202 19TH STREET
        01         CITY      :    HUNTINGTON BEACH
                   STATE/ZIP : CA  92648
    MORTGAGE AMOUNT :   468,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    467,230.52  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,113.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031775844     MORTGAGORS: LU                   THE
                               NGUYEN               HUU-CHINH
    REGION CODE    ADDRESS   : 37 PARK FLETCHER PLACE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95136
    MORTGAGE AMOUNT :   285,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    284,575.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,992.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 74.60700
    ----------------------------------------------------------------------------
0   0031778962     MORTGAGORS: O'NEILL              BRIAN
                               O'NEILL              DEENA
    REGION CODE    ADDRESS   : 58 MEADOWS LANE
        01         CITY      :    HAVERFORD
                   STATE/ZIP : PA  19041
    MORTGAGE AMOUNT :   352,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    352,173.51  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,199.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.37500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.37500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------------------
0   0031790785     MORTGAGORS: FRIEDMAN             ARNOLD
                               FRIEDMAN             GERI
    REGION CODE    ADDRESS   : 152 KING STREET
        01         CITY      :    REDWOOD CITY
                   STATE/ZIP : CA  94062
    MORTGAGE AMOUNT :   297,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    296,535.24  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,026.06  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 43.87000
    ----------------------------------------------------------------------------
0   0031797822     MORTGAGORS: LUCAS                RICHARD

    REGION CODE    ADDRESS   : 1070 GREEN ST #302
        01         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94133
    MORTGAGE AMOUNT :   310,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    307,331.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,141.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 46.96900
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,712,500.00
                               P & I AMT:     11,472.69  UPB AMT:   1,707,845.98
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          154
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031798846     MORTGAGORS: RIVES                NICK
                               RIVES                CAROL
    REGION CODE    ADDRESS   : 111 20TH STREET
        01         CITY      :    HUNTINGTON BEACH
                   STATE/ZIP : CA  92648
    MORTGAGE AMOUNT :   347,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    347,222.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,341.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 61.17900
    ----------------------------------------------------------------------------
0   0031801392     MORTGAGORS: WEAVER               JOHN
                               WEAVER               LESLIE
    REGION CODE    ADDRESS   : 1010 BUCHAN DRIVE
        01         CITY      :    LAFAYETTE
                   STATE/ZIP : CA  94549
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    398,379.98  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,694.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 76.92307
    ----------------------------------------------------------------------------
0   0031801723     MORTGAGORS: DUPUY                DUDLEY
                               DUPUY                WILMA
    REGION CODE    ADDRESS   : 15250 MILLHURST ROAD
        01         CITY      :    PLANO
                   STATE/ZIP : IL  60545
    MORTGAGE AMOUNT :   273,350.00  OPTION TO CONVERT :
    UNPAID BALANCE :    273,136.76  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,864.73  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 65.08300
    ----------------------------------------------------------------------------
0   0031803539     MORTGAGORS: GREELEY              GARY

    REGION CODE    ADDRESS   : 662 SOUTH FRONTIER COURT
        01         CITY      :    ANAHEIM
                   STATE/ZIP : CA  92807
    MORTGAGE AMOUNT :   358,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    357,411.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,381.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 77.82600
    ----------------------------------------------------------------------------
0   0031805617     MORTGAGORS: KELLY                BARRY
                               KELLY                JOENE
    REGION CODE    ADDRESS   : 5110 LOVALL VALLEY LOOP ROAD
        01         CITY      :    SONOMA
                   STATE/ZIP : CA  95476
    MORTGAGE AMOUNT :   495,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    493,280.79  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,210.57  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 72.79400
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,873,850.00
                               P & I AMT:     12,493.12  UPB AMT:   1,869,431.03
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          155
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031808215     MORTGAGORS: DAVIS                RONALD
                               DAVIS                VICTORIA
    REGION CODE    ADDRESS   : 24012 CORMORANT LANE
        01         CITY      :    LAGUNA NIGUEL
                   STATE/ZIP : CA  92677
    MORTGAGE AMOUNT :   293,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    292,006.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,924.81  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 69.76100
    ----------------------------------------------------------------------------
0   0031813140     MORTGAGORS: VITALE               KEVIN
                               VITALE               DEBORAH
    REGION CODE    ADDRESS   : 1767 HOLLAND COURT
        01         CITY      :    LONGWOOD
                   STATE/ZIP : FL  32779
    MORTGAGE AMOUNT :   285,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    284,009.58  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,994.86  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 89.99300
    ----------------------------------------------------------------------------
0   0031813199     MORTGAGORS: CHILD                MASON
                               CHILD                NANCI
    REGION CODE    ADDRESS   : 5618 OLDE HARTLEY WAY
        01         CITY      :    GLEN ALLEN
                   STATE/ZIP : VA  23060
    MORTGAGE AMOUNT :   260,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,086.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,799.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 78.22800
    ----------------------------------------------------------------------------
0   0031813611     MORTGAGORS: MCKNIGHT             CHARLES
                               MCKNIGHT             JEAN KAY
    REGION CODE    ADDRESS   : 400 MIMOSA DR
        01         CITY      :    SAINT SIMMONS ISLAND
                   STATE/ZIP : GA  31522
    MORTGAGE AMOUNT :   355,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    352,977.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,391.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 38.17200
    ----------------------------------------------------------------------------
0   0031817893     MORTGAGORS: NAGY                 JAMES
                               ERBS-NAGY            LINDA
    REGION CODE    ADDRESS   : 18722 HARMONY CHURCH ROAD
        01         CITY      :    LEESBURG
                   STATE/ZIP : VA  20175
    MORTGAGE AMOUNT :   334,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    332,515.91  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,222.12  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 73.40659
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,527,800.00
                               P & I AMT:     10,332.70  UPB AMT:   1,520,596.00
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          156
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031818438     MORTGAGORS: CARNIOL              BURTON
                               ESPALDON             KAREN
    REGION CODE    ADDRESS   : 1223 CARPERS FARM WAY
        01         CITY      :    VIENNA
                   STATE/ZIP : VA  22182
    MORTGAGE AMOUNT :   380,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    379,696.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,560.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031834781     MORTGAGORS: STROIN               JOSEPH
                               STROIN               LAUREN
    REGION CODE    ADDRESS   : 30 TWIN LAKES DRIVE
        01         CITY      :    COLTS NECK
                   STATE/ZIP : NJ  07722
    MORTGAGE AMOUNT :   323,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    322,741.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,176.12  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 52.95000
    ----------------------------------------------------------------------------
0   0031836562     MORTGAGORS: CHOU                 CHENGKUO
                               CHOU                 PEIPEI
    REGION CODE    ADDRESS   : 350 ROBINWOOD LANE
        01         CITY      :    HILLSBOROUGH
                   STATE/ZIP : CA  94010
    MORTGAGE AMOUNT :   616,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    615,519.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,202.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 72.47000
    ----------------------------------------------------------------------------
0   0031839111     MORTGAGORS: IMMESBERGER          WALTER
                               IMMESBERGER          JEAN
    REGION CODE    ADDRESS   : 57 WATERMAN AVENUE
        01         CITY      :    RUMSON
                   STATE/ZIP : NJ  07760
    MORTGAGE AMOUNT :   550,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    548,798.16  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,892.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   250
    LTV :                 61.11100
    ----------------------------------------------------------------------------
0   0031842305     MORTGAGORS: ORR                  TIMOTHY
                               JAFFEE ORR           J.
    REGION CODE    ADDRESS   : 25731 EMPRESA
        01         CITY      :    MISSION VIEJO
                   STATE/ZIP : CA  92691
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    298,349.15  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,046.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 86.95600
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   2,169,000.00
                               P & I AMT:     14,877.87  UPB AMT:   2,165,104.57
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          157
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031842560     MORTGAGORS: KO                   CHERYL

    REGION CODE    ADDRESS   : 2852 HOLLYRIDGE DRIVE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90068
    MORTGAGE AMOUNT :   420,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    418,498.02  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,794.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031844152     MORTGAGORS: LEDERMAN             MARVIN
                               LEDERMAN             GILDA
    REGION CODE    ADDRESS   : 231 MAMARONECK ROAD
        01         CITY      :    SCARSDALE
                   STATE/ZIP : NY  10583
    MORTGAGE AMOUNT :   307,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    306,507.52  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,068.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 62.65300
    ----------------------------------------------------------------------------
0   0031847460     MORTGAGORS: SCHROEDER            SCOTT
                               SCHROEDER            DARLENE
    REGION CODE    ADDRESS   : 120 PHEASANT FIELDS LANE
        01         CITY      :    MORRESTOWN
                   STATE/ZIP : NJ  08057
    MORTGAGE AMOUNT :   740,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    737,046.06  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,954.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.00000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      9.00000  PRODUCT CODE      :   250
    LTV :                 68.45300
    ----------------------------------------------------------------------------
0   0031848658     MORTGAGORS: HEANEY               FRANCIS
                               HANLON               LAURA
    REGION CODE    ADDRESS   : 167 SCOTLAND ROAD
        01         CITY      :    NEWBURY
                   STATE/ZIP : MA  01951
    MORTGAGE AMOUNT :   309,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    308,002.75  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,081.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.23000
    ----------------------------------------------------------------------------
0   0031851298     MORTGAGORS: MACHADO              MICHAEL
                               MACHADO              NANCY
    REGION CODE    ADDRESS   : 203 ALLAN LANE
        01         CITY      :    WATSONVILLE
                   STATE/ZIP : CA  95076
    MORTGAGE AMOUNT :   266,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    265,529.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,703.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 50.18800
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   2,042,000.00
                               P & I AMT:     14,601.82  UPB AMT:   2,035,583.68
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          158
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031852296     MORTGAGORS: RICHTER              STEFAN
                               RICHTER              NANCY
    REGION CODE    ADDRESS   : 159 DUNBAR RD
        01         CITY      :    PALM BEACH
                   STATE/ZIP : FL  33480
    MORTGAGE AMOUNT :   795,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    790,437.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,156.36  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   250
    LTV :                 47.46200
    ----------------------------------------------------------------------------
0   0031853260     MORTGAGORS: KAHANER              DAVID
                               KAHANER              LOUISE
    REGION CODE    ADDRESS   : 8604 GARFIELD STREET
        01         CITY      :    BETHESDA
                   STATE/ZIP : MD  20817
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,518.76  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,021.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------------------
0   0031856750     MORTGAGORS: SAENZ                JAIME
                               SAENZ                ANNETTE
    REGION CODE    ADDRESS   : 15 MESQUITE BRANCH
        01         CITY      :    BROWNSVILLE
                   STATE/ZIP : TX  78520
    MORTGAGE AMOUNT :   366,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    365,257.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,562.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 78.81700
    ----------------------------------------------------------------------------
0   0031862659     MORTGAGORS: GRIFFIN              WILLIAM
                               GRIFFIN              DIANE
    REGION CODE    ADDRESS   : 36 MORGAN DRIVE
        01         CITY      :    METHUEN
                   STATE/ZIP : MA  01844
    MORTGAGE AMOUNT :   263,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,273.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,709.06  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 74.99600
    ----------------------------------------------------------------------------
0   0031862964     MORTGAGORS: PITNEY               RICHARD
                               PITNEY               LINDA
    REGION CODE    ADDRESS   : 1736 CORNELL DRIVE
        01         CITY      :    ALAMEDA
                   STATE/ZIP : CA  94501
    MORTGAGE AMOUNT :   365,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    363,793.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,522.35  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   2,090,200.00
                               P & I AMT:     13,971.55  UPB AMT:   2,082,280.76
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          159
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031863244     MORTGAGORS: KREFTING             ROBERT
                               KREFTING             SALLY
    REGION CODE    ADDRESS   : 4 POWDER HILL ROAD
        01         CITY      :    WACCABUC
                   STATE/ZIP : NY  10597
    MORTGAGE AMOUNT :   524,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    523,200.10  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,619.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031865843     MORTGAGORS: CUGLIETTO            LOUIS
                               CUGLIETTO            ELAINE
    REGION CODE    ADDRESS   : 260 LAKESHORE DRIVE
        01         CITY      :    PLESANTVILLE
                   STATE/ZIP : NY  10570
    MORTGAGE AMOUNT :   254,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    254,206.42  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,757.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031866270     MORTGAGORS: CHANG                CHRISTOPHER
                               SIAUW                SUSAN
    REGION CODE    ADDRESS   : 11202 BAY LAUREL STREET
        01         CITY      :    DUBLIN
                   STATE/ZIP : CA  94568
    MORTGAGE AMOUNT :   348,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    347,728.53  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,373.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 65.66000
    ----------------------------------------------------------------------------
0   0031866643     MORTGAGORS: HERNANDEZ            JAIME
                               HERNANDEZ            MARIA
    REGION CODE    ADDRESS   : 2407 ELKINS WAY
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95121
    MORTGAGE AMOUNT :   244,625.00  OPTION TO CONVERT :
    UNPAID BALANCE :    243,944.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,773.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------------------
0   0031870785     MORTGAGORS: ABRAHAM              A.
                               ABRAHAM              ANDREA
    REGION CODE    ADDRESS   : 382 NORTH BEDFORD ROAD
        01         CITY      :    NEW CASTLE
                   STATE/ZIP : NY  10514
    MORTGAGE AMOUNT :   522,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    521,622.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,694.68  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 64.04900
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,893,025.00
                               P & I AMT:     13,218.58  UPB AMT:   1,890,702.17
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          160
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031874373     MORTGAGORS: SARKIS               ROBERT
                               SARKIS               SYLVIE
    REGION CODE    ADDRESS   : 2521 RIDGEBROOK PLACE
        01         CITY      :    THOUSAND OAKS
                   STATE/ZIP : CA  91362
    MORTGAGE AMOUNT :   262,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    262,284.83  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,746.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------------------
0   0031879919     MORTGAGORS: PATEL                SUNIL
                               PATEL                TANVI
    REGION CODE    ADDRESS   : 12 WINSTON COURT,
        01         CITY      :    MEDFORD
                   STATE/ZIP : NJ  08055
    MORTGAGE AMOUNT :   312,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    311,283.38  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,154.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031880016     MORTGAGORS: SHAKKNOVICH          EUGENE
                               SHAKHNOVICH          MARSHA
    REGION CODE    ADDRESS   : 81 SHADE STREET
        01         CITY      :    LEXINGTON
                   STATE/ZIP : MA  02173
    MORTGAGE AMOUNT :   495,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    493,402.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,334.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 66.00000
    ----------------------------------------------------------------------------
0   0031881402     MORTGAGORS: GREEN                BRENDA
                               COOPER               GARY
    REGION CODE    ADDRESS   : 18842 FARNHAM COURT
        01         CITY      :    LEESBURG
                   STATE/ZIP : VA  20176
    MORTGAGE AMOUNT :   260,150.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,931.44  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,709.00  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 79.98700
    ----------------------------------------------------------------------------
0   0031883978     MORTGAGORS: BLUM                 STEVEN
                               BLUM                 MICHELLE
    REGION CODE    ADDRESS   : 6919 ROYAL ORCHID CIRCLE
        01         CITY      :    DELRAY BEACH
                   STATE/ZIP : FL  33446
    MORTGAGE AMOUNT :   417,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    416,424.16  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,023.54  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   250
    LTV :                 77.90475
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,746,650.00
                               P & I AMT:     11,968.78  UPB AMT:   1,743,326.27
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          161
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031886047     MORTGAGORS: DANIEL               JOHN
                               DANIEL               CATHERINE
    REGION CODE    ADDRESS   : 5 BOWDOIN ROAD
        01         CITY      :    WELLESLEY HILLS
                   STATE/ZIP : MA  02481
    MORTGAGE AMOUNT :   318,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    318,225.78  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,065.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 49.76500
    ----------------------------------------------------------------------------
0   0031889611     MORTGAGORS: ELLETT               SAMUEL
                               ELLETT               BEATRICE
    REGION CODE    ADDRESS   : 2296 SAVANNAH LANE
        01         CITY      :    LEXINGTON
                   STATE/ZIP : KY  40513
    MORTGAGE AMOUNT :   381,040.00  OPTION TO CONVERT :
    UNPAID BALANCE :    380,711.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,471.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031889728     MORTGAGORS: MURAYAMA             RONALD

    REGION CODE    ADDRESS   : 25551 TERRENO DRIVE
        01         CITY      :    MISSION VIEJO
                   STATE/ZIP : CA  92691
    MORTGAGE AMOUNT :   272,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    271,530.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,764.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031892078     MORTGAGORS: ROYBALL              JOHN
                               ROYBALL              ROSALINDA
    REGION CODE    ADDRESS   : 8827 BURNT SPUR CT
        01         CITY      :    ELK GROVE
                   STATE/ZIP : CA  95624
    MORTGAGE AMOUNT :   342,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    341,632.89  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,394.11  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031892243     MORTGAGORS: LEHMAN               MAURELE

    REGION CODE    ADDRESS   : 211 SOUTH GUADALUPE AVENUE #4
        01         CITY      :    REDONDO BEACH
                   STATE/ZIP : CA  90277
    MORTGAGE AMOUNT :   266,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    265,856.85  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,795.46  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 67.98400
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,580,440.00
                               P & I AMT:     10,490.96  UPB AMT:   1,577,957.75
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          162
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031894223     MORTGAGORS: ZERA-YOHANNES        SEBLU
                               GIRMA                HIYWOT
    REGION CODE    ADDRESS   : 15304 RIDING PATH COURT
        01         CITY      :    LAUREL
                   STATE/ZIP : MD  20707
    MORTGAGE AMOUNT :   272,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    271,787.81  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,855.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.98700
    ----------------------------------------------------------------------------
0   0031894934     MORTGAGORS: LOUDEN               KENNETH
                               BARRETT              MARGRETH
    REGION CODE    ADDRESS   : 1227 OAK STREET
        01         CITY      :    SAN MATEO
                   STATE/ZIP : CA  94402
    MORTGAGE AMOUNT :   525,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    523,388.02  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,452.82  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031895733     MORTGAGORS: DANNEWITZ            EDWIN
                               DANNEWITZ            KIMBERLY
    REGION CODE    ADDRESS   : 310 W. ROSEWOOD LANE
        01         CITY      :    WALLINGFORD
                   STATE/ZIP : PA  19086
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,735.32  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,920.93  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------------------
0   0031900251     MORTGAGORS: ANCHETA              FREDELINDA

    REGION CODE    ADDRESS   : 5258 WAR WAGON DRIVE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95136
    MORTGAGE AMOUNT :   258,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    257,808.53  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,803.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 62.16800
    ----------------------------------------------------------------------------
0   0031902612     MORTGAGORS: HARTMAN              CLAYTON

    REGION CODE    ADDRESS   : 812 WHITEHALL COURT
        01         CITY      :    FORT COLLINS
                   STATE/ZIP : CO  80526
    MORTGAGE AMOUNT :   750,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    746,965.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,052.89  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   250
    LTV :                 74.85000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   2,105,600.00
                               P & I AMT:     14,086.13  UPB AMT:   2,099,685.03
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          163
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031902869     MORTGAGORS: DOWNEY               SARA
                               DOWNEY               CHRISTOPHER
    REGION CODE    ADDRESS   : 3714 ABBEYWOOD DRIVE
        01         CITY      :    PEARLAND
                   STATE/ZIP : TX  77584
    MORTGAGE AMOUNT :   274,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    274,170.27  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,873.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.99100
    ----------------------------------------------------------------------------
0   0031904550     MORTGAGORS: MITRA                JOY
                               MITRA                RANADHIR
    REGION CODE    ADDRESS   : 704 JADE ROAD
        01         CITY      :    YARDLEY
                   STATE/ZIP : PA  19067
    MORTGAGE AMOUNT :   287,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    286,734.18  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,790.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.37500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.37500  PRODUCT CODE      :   002
    LTV :                 94.87600
    ----------------------------------------------------------------------------
0   0031904659     MORTGAGORS: PELFINI              MICHAEL
                               PELFINI              CHRISTI
    REGION CODE    ADDRESS   : 456 LOMITA AVENUE
        01         CITY      :    MILLBRAE
                   STATE/ZIP : CA  94030
    MORTGAGE AMOUNT :   308,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    307,529.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,127.28  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031907470     MORTGAGORS: ASKENAZI             ADI
                               ASKENAZI             MARY
    REGION CODE    ADDRESS   : 5124 190TH PLACE NORTHEAST
        01         CITY      :    REDMOND
                   STATE/ZIP : WA  98053
    MORTGAGE AMOUNT :   292,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    291,554.26  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,016.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031911522     MORTGAGORS: BURRELL              FREDERICK
                               BURRELL              DALY
    REGION CODE    ADDRESS   : 87 WEST SQUARE DRIVE
        01         CITY      :    RICHMOND
                   STATE/ZIP : VA  23233
    MORTGAGE AMOUNT :   346,350.00  OPTION TO CONVERT :
    UNPAID BALANCE :    346,066.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,304.28  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 79.99300
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,507,950.00
                               P & I AMT:     10,112.10  UPB AMT:   1,506,054.64
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          164
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031911894     MORTGAGORS: KOCH                 FREDERICK
                               KOCH                 STEPHANIE
    REGION CODE    ADDRESS   : 510 MT. VERNON ROAD
        01         CITY      :    SOUTHINGTON
                   STATE/ZIP : CT  06489
    MORTGAGE AMOUNT :   777,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    775,980.03  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,769.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   250
    LTV :                 54.98900
    ----------------------------------------------------------------------------
0   0031912470     MORTGAGORS: LEE                  JIN
                               LEE                  SEONG
    REGION CODE    ADDRESS   : 811 SYCAMORE DRIVE
        01         CITY      :    PALO ALTO
                   STATE/ZIP : CA  94303
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    349,410.23  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,299.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 67.82900
    ----------------------------------------------------------------------------
0   0031913015     MORTGAGORS: GRODJESK             DONNA

    REGION CODE    ADDRESS   : 12750 SUNDANCE LANE
        01         CITY      :    SALINAS
                   STATE/ZIP : CA  93908
    MORTGAGE AMOUNT :   336,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    335,474.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,292.11  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031913239     MORTGAGORS: LANTHORN             WILLIAM
                               LANTHORN             BEVERLY
    REGION CODE    ADDRESS   : 5650 178TH AVENUE SOUTHEAST
        01         CITY      :    BELLEVUE
                   STATE/ZIP : WA  98006
    MORTGAGE AMOUNT :   376,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    376,298.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,537.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 68.10100
    ----------------------------------------------------------------------------
0   0031913379     MORTGAGORS: IMAI                 HIROYUKI
                               IMAI                 CHIAKI
    REGION CODE    ADDRESS   : 2508 W. 234TH STREET
        01         CITY      :    TORRANCE
                   STATE/ZIP : CA  90505
    MORTGAGE AMOUNT :   286,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    285,765.56  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,902.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 68.91500
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   2,125,600.00
                               P & I AMT:     14,800.55  UPB AMT:   2,122,928.86
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          165
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031914583     MORTGAGORS: KATYAL               ASHOK
                               KATYAL               ANJANA
    REGION CODE    ADDRESS   : 6406 TOPMAST DRIVE
        01         CITY      :    CARLSBAD
                   STATE/ZIP : CA  92009
    MORTGAGE AMOUNT :   364,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    364,314.65  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,458.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 78.48900
    ----------------------------------------------------------------------------
0   0031914708     MORTGAGORS: BEAKLEY              JAMES
                               BEAKLEY              ANNA
    REGION CODE    ADDRESS   : 782 TRUENO AVENUE
        01         CITY      :    CAMARILLO
                   STATE/ZIP : CA  93010
    MORTGAGE AMOUNT :   323,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    322,960.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,259.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031914765     MORTGAGORS: MATHEWS              DAVID
                               MATHEWS              MIMI
    REGION CODE    ADDRESS   : 8830 EAST FOXHOLLOW DR
        01         CITY      :    ANAHAEIM
                   STATE/ZIP : CA  92808
    MORTGAGE AMOUNT :   288,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,786.26  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,013.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031915234     MORTGAGORS: NOLAN                JOHN
                               NOLAN                ANN
    REGION CODE    ADDRESS   : 198 COUNTRY CLUB DRIVE #12
        01         CITY      :    INCLINE VILLAGE
                   STATE/ZIP : NV  89540
    MORTGAGE AMOUNT :   322,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    321,956.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,118.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 67.18700
    ----------------------------------------------------------------------------
0   0031917081     MORTGAGORS: SCHNEIDER            EDDY
                               SCHNEIDER            PATRICE
    REGION CODE    ADDRESS   : 911 RIVER KNOLL COURT
        01         CITY      :    DAVIDSONVILLE
                   STATE/ZIP : MD  21035
    MORTGAGE AMOUNT :   452,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    451,274.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,045.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,750,600.00
                               P & I AMT:     11,895.82  UPB AMT:   1,748,292.54
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          166
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031918725     MORTGAGORS: BURKE                KEVIN
                               BURKE                TERESA
    REGION CODE    ADDRESS   : 1117 CLUB HOUSE ROAD
        01         CITY      :    GLADWYNE
                   STATE/ZIP : PA  19035
    MORTGAGE AMOUNT :   416,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    415,425.54  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,016.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   250
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031919640     MORTGAGORS: HOWARD-JONES         CAROLYN

    REGION CODE    ADDRESS   : 1520 GRADY PLACE
        01         CITY      :    CARLSBAD
                   STATE/ZIP : CA  92008
    MORTGAGE AMOUNT :   442,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    441,680.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,128.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 78.92800
    ----------------------------------------------------------------------------
0   0031920135     MORTGAGORS: CARSON               EMMETT
                               CARSON               JACQUELINE
    REGION CODE    ADDRESS   : 5230 GREEN FARMS ROAD
        01         CITY      :    EDINA
                   STATE/ZIP : MN  55435
    MORTGAGE AMOUNT :   436,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    436,150.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,940.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------------------
0   0031920291     MORTGAGORS: KILB                 JERRY
                               KILB                 BEVERLY
    REGION CODE    ADDRESS   : 36015 NE 31ST CIRCLE
        01         CITY      :    WASHOUGAL
                   STATE/ZIP : WA  98671
    MORTGAGE AMOUNT :   264,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,794.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,800.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031920747     MORTGAGORS: FRIEDMAN             ERIC
                               BASSETT              LAURA
    REGION CODE    ADDRESS   : 209 NORTH TERRACE VIEW DRIVE
        01         CITY      :    MONROVIA
                   STATE/ZIP : CA  91016
    MORTGAGE AMOUNT :   326,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    326,125.78  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,144.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,884,900.00
                               P & I AMT:     13,030.70  UPB AMT:   1,883,176.39
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          167
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031922800     MORTGAGORS: DAVIS                DONALD
                               DAVIS                SHARON
    REGION CODE    ADDRESS   : 109 ELECTRIC AVENUE
        01         CITY      :    SEAL BEACH
                   STATE/ZIP : CA  90740
    MORTGAGE AMOUNT :   380,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    379,688.52  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,528.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 67.85700
    ----------------------------------------------------------------------------
0   0031922891     MORTGAGORS: STRAUS               JOSEPH
                               STRAUS               JUDITH
    REGION CODE    ADDRESS   : 2205 VINA DEL MAR #301
        01         CITY      :    OXNARD
                   STATE/ZIP : CA  93035
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    349,705.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,299.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 77.77700
    ----------------------------------------------------------------------------
0   0031922982     MORTGAGORS: HARRIS               WILLIAM
                               HARRIS               ROBERTA
    REGION CODE    ADDRESS   : 770 DOVE RUN CIRCLE
        01         CITY      :    PALM DESERT
                   STATE/ZIP : CA  92211
    MORTGAGE AMOUNT :   437,280.00  OPTION TO CONVERT :
    UNPAID BALANCE :    436,561.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,909.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 79.99100
    ----------------------------------------------------------------------------
0   0031923212     MORTGAGORS: SHARMA               PRABODH
                               SHARMA               PUNITA
    REGION CODE    ADDRESS   : 2 STEPHANS LANE
        01         CITY      :    DEDHAM
                   STATE/ZIP : MA  02026
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    269,767.53  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,751.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031923444     MORTGAGORS: MULLIN               ROBERT
                               SINGER               KAREN
    REGION CODE    ADDRESS   : 110 HIGHLAND STREET
        01         CITY      :    NEWTON
                   STATE/ZIP : MA  02465
    MORTGAGE AMOUNT :   540,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    539,215.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,822.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   250
    LTV :                 76.59500
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,977,280.00
                               P & I AMT:     13,309.94  UPB AMT:   1,974,938.90
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          168
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031923923     MORTGAGORS: COWAN                PAMELA

    REGION CODE    ADDRESS   : 33 AUTUMNWOOD DRIVE
        01         CITY      :    NEWARK
                   STATE/ZIP : DE  19711
    MORTGAGE AMOUNT :   275,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    274,995.76  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,924.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031924137     MORTGAGORS: MAROTTA              SALVATORE
                               MAROTTA              GINA
    REGION CODE    ADDRESS   : 16 INDIA ROCK DRIVE
        01         CITY      :    SAUGASU
                   STATE/ZIP : MA  01906
    MORTGAGE AMOUNT :   295,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    294,582.23  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,113.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 64.97700
    ----------------------------------------------------------------------------
0   0031924301     MORTGAGORS: HOLLAND              DANNY
                               HOLLAND              DEBBIE
    REGION CODE    ADDRESS   : 6071 MEDFORD DRIVE
        01         CITY      :    HUNTINGTON BEACH
                   STATE/ZIP : CA  92647
    MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    274,785.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,875.98  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 78.57100
    ----------------------------------------------------------------------------
0   0031924871     MORTGAGORS: INGRAM               STEPHEN
                               INGRAM               SUZANNE
    REGION CODE    ADDRESS   : 2 BUTTONWOOD DRIVE
        01         CITY      :    ANDOVER
                   STATE/ZIP : MA  01810
    MORTGAGE AMOUNT :   630,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    629,508.53  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,297.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 72.83237
    ----------------------------------------------------------------------------
0   0031924939     MORTGAGORS: CHEN                 TING
                               CHEN                 JEFFERSON
    REGION CODE    ADDRESS   : 22 HIGHCREST LANE
        01         CITY      :    SOUTH SAN FANCISCO
                   STATE/ZIP : CA  94080
    MORTGAGE AMOUNT :   312,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    311,986.18  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,079.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 79.99200
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,787,700.00
                               P & I AMT:     12,290.44  UPB AMT:   1,785,858.18
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          169
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031925522     MORTGAGORS: MOLINA               RUBEN
                               MOLINA               LORNA
    REGION CODE    ADDRESS   : 64 LONGWOOD COURT
        01         CITY      :    SAN RAMON
                   STATE/ZIP : CA  94583
    MORTGAGE AMOUNT :   367,625.00  OPTION TO CONVERT :
    UNPAID BALANCE :    367,300.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,353.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 79.05900
    ----------------------------------------------------------------------------
0   0031926603     MORTGAGORS: SINCLAIR             ERIC
                               SINCLAIR             JENNIFER
    REGION CODE    ADDRESS   : 1006-1008 SOUTH IDAHO STREET
        01         CITY      :    SAN MATEO
                   STATE/ZIP : CA  94402
    MORTGAGE AMOUNT :   318,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    317,751.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,169.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 76.25800
    ----------------------------------------------------------------------------
0   0031926975     MORTGAGORS: WHITE                ROBERT
                               WHITE                VALERIE
    REGION CODE    ADDRESS   : 1419 WENCHELSA ROAD
        01         CITY      :    GREENSBORO
                   STATE/ZIP : NC  27410
    MORTGAGE AMOUNT :   282,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    282,446.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,905.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 94.99500
    ----------------------------------------------------------------------------
0   0031927205     MORTGAGORS: KRINGEN              MICHAEL
                               KRINGEN              KARLA
    REGION CODE    ADDRESS   : 8540 EAST MCDOWELL ROAD #59
        01         CITY      :    MESA
                   STATE/ZIP : AZ  85207
    MORTGAGE AMOUNT :   428,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    427,649.17  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,847.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   250
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031927361     MORTGAGORS: MERRIAM              KATHRYN
                               SHIOTA               ERIK
    REGION CODE    ADDRESS   : 675 MANDANA BOULEVARD
        01         CITY      :    OAKLAND
                   STATE/ZIP : CA  94610
    MORTGAGE AMOUNT :   320,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    320,267.03  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,134.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,717,325.00
                               P & I AMT:     11,411.01  UPB AMT:   1,715,414.99
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          170
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031927437     MORTGAGORS: BOBBY                PAUL
                               SUK                  JUENA
    REGION CODE    ADDRESS   : 134 NORTH CHATSWORTH AVE
        01         CITY      :    LARCHMONT
                   STATE/ZIP : NY  10538
    MORTGAGE AMOUNT :   451,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    451,247.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,080.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031927577     MORTGAGORS: WALTER               KEVIN
                               WALTER               KELLY
    REGION CODE    ADDRESS   : 7 OBISPO
        01         CITY      :    RANCHO SANTA MARGARITA AR
                   STATE/ZIP : CA  92688
    MORTGAGE AMOUNT :   297,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    297,343.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,930.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031929284     MORTGAGORS: MARISCAL             RICARDO
                               MARISCAL             ELVIA
    REGION CODE    ADDRESS   : 1669 NORTH 2ND STREET
        01         CITY      :    EL CAJON
                   STATE/ZIP : CA  92021
    MORTGAGE AMOUNT :   263,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    262,556.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,727.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 86.79800
    ----------------------------------------------------------------------------
0   0031929300     MORTGAGORS: BREUIL               ROBERT

    REGION CODE    ADDRESS   : 36382 CRYSTAL SPRINGS COURT
        01         CITY      :    NEWARK
                   STATE/ZIP : CA  94560
    MORTGAGE AMOUNT :   382,840.00  OPTION TO CONVERT :
    UNPAID BALANCE :    382,225.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,579.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031929581     MORTGAGORS: LYNCH                FRANCIS
                               LYNCH                ALICE
    REGION CODE    ADDRESS   : 2441 N. COTTAGE HILL DR.
        01         CITY      :    ORANGE
                   STATE/ZIP : CA  92867
    MORTGAGE AMOUNT :   317,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    316,852.23  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,166.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,712,640.00
                               P & I AMT:     11,484.52  UPB AMT:   1,710,226.41
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          171
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031929870     MORTGAGORS: MCCANN               RAYMOND
                               MCCANN               JACKIE
    REGION CODE    ADDRESS   : 43950 CHELTENHAM CIRCLE
        01         CITY      :    ASHBURN
                   STATE/ZIP : VA  20147
    MORTGAGE AMOUNT :   254,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    254,501.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,737.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.99300
    ----------------------------------------------------------------------------
0   0031930621     MORTGAGORS: PALMQUIST            JEFFREY
                               PALMQUIST            JANET
    REGION CODE    ADDRESS   : 2 SWALLOWS LANE
        01         CITY      :    TRABUCO CANYON
                   STATE/ZIP : CA  92679
    MORTGAGE AMOUNT :   316,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    315,759.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,182.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 79.00000
    ----------------------------------------------------------------------------
0   0031930969     MORTGAGORS: LEFEVER              MARK
                               LEFEVER              DEANNA
    REGION CODE    ADDRESS   : 758 LARCHMONT STREET
        01         CITY      :    SIMI VALLEY
                   STATE/ZIP : CA  93065
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    347,076.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,358.01  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 72.16400
    ----------------------------------------------------------------------------
0   0031931157     MORTGAGORS: MAROOFI              G
                               MAROOFI              FATEMEH
    REGION CODE    ADDRESS   : 2 NORTH KNOLL ROAD
        01         CITY      :    MILL VALLEY
                   STATE/ZIP : CA  94941
    MORTGAGE AMOUNT :   375,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    374,383.45  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,494.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 60.00000
    ----------------------------------------------------------------------------
0   0031931231     MORTGAGORS: THOMPSON             ELISA

    REGION CODE    ADDRESS   : 217 ADA AVENUE #30
        01         CITY      :    MOUNTAIN VIEW
                   STATE/ZIP : CA  94043
    MORTGAGE AMOUNT :   305,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    304,299.47  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,106.56  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 71.76400
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,600,700.00
                               P & I AMT:     10,879.49  UPB AMT:   1,596,020.23
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          172
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031931785     MORTGAGORS: YUFFEE               TODD
                               YUFFEE               JAN
    REGION CODE    ADDRESS   : 2517 SAINT GEORGE WAY
        01         CITY      :    BROOKEVILLE
                   STATE/ZIP : MD  20883
    MORTGAGE AMOUNT :   327,113.00  OPTION TO CONVERT :
    UNPAID BALANCE :    326,056.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,148.90  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 89.99900
    ----------------------------------------------------------------------------
0   0031932130     MORTGAGORS: DAY                  JAMES
                               ROSS                 S
    REGION CODE    ADDRESS   : 3274 RISING STAR AVENUE
        01         CITY      :    SIMI VALLEY
                   STATE/ZIP : CA  93063
    MORTGAGE AMOUNT :   296,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    295,525.17  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,994.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 74.40900
    ----------------------------------------------------------------------------
0   0031932197     MORTGAGORS: ADDINGTON            RONALD
                               ADDINGTON            ELDA
    REGION CODE    ADDRESS   : 2227 WOODDUCK COURT
        01         CITY      :    SAN LEANDRO
                   STATE/ZIP : CA  94579
    MORTGAGE AMOUNT :   256,452.00  OPTION TO CONVERT :
    UNPAID BALANCE :    256,251.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,749.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 93.40400
    ----------------------------------------------------------------------------
0   0031932288     MORTGAGORS: SURQUIA              JOSE
                               SURQUIA              VICTORIA
    REGION CODE    ADDRESS   : 12210 MANNIX ROAD
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92129
    MORTGAGE AMOUNT :   284,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    283,544.43  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,913.36  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031932478     MORTGAGORS: MCKEE                WILLIAM

    REGION CODE    ADDRESS   : 12602 BEAR CREEK TERRACE
        01         CITY      :    BELTSVILLE
                   STATE/ZIP : MD  20705
    MORTGAGE AMOUNT :   266,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    266,497.06  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,842.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 79.99600
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,430,265.00
                               P & I AMT:      9,647.95  UPB AMT:   1,427,875.22
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          173
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031932858     MORTGAGORS: TZONEV               SVILEN

    REGION CODE    ADDRESS   : 1961 SEABEE PLACE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95133
    MORTGAGE AMOUNT :   288,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,775.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,964.67  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031933427     MORTGAGORS: HAUSER               PETER
                               HAUSER               MARIANNE
    REGION CODE    ADDRESS   : 2045 VISTA CAJON
        01         CITY      :    NEWPORT BEACH
                   STATE/ZIP : CA  92660
    MORTGAGE AMOUNT :   282,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    280,996.50  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,805.68  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 71.93800
    ----------------------------------------------------------------------------
0   0031933708     MORTGAGORS: ZENGER               DAVID
                               ZENGER               SUSAN
    REGION CODE    ADDRESS   : L-56 DEBRA DRIVE
        01         CITY      :    ESSEX
                   STATE/ZIP : VT  05451
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    269,566.89  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,819.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 72.67400
    ----------------------------------------------------------------------------
0   0031934334     MORTGAGORS: KAPLAN               ELLIOT

    REGION CODE    ADDRESS   : 187 WOODWARD STREET
        01         CITY      :    NEWTON
                   STATE/ZIP : MA  02468
    MORTGAGE AMOUNT :   392,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    391,709.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,740.92  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031934359     MORTGAGORS: KUPERSTEIN           DANIEL
                               KUPERSTEIN           LYNNE
    REGION CODE    ADDRESS   : 6 POWDERMILL LANE
        01         CITY      :    SOUTHBOROUGH
                   STATE/ZIP : MA  01772
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,792.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,751.67  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 78.78700
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,492,000.00
                               P & I AMT:     10,081.98  UPB AMT:   1,489,839.88
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          174
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031935513     MORTGAGORS: GOLDSTEIN            LAWRENCE
                               TENEYCK-GOLDSTEIN    LINDA
    REGION CODE    ADDRESS   : 18 EDGEMERE STREET
        01         CITY      :    PELHAM
                   STATE/ZIP : NY  10803
    MORTGAGE AMOUNT :   376,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    375,720.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,629.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031935653     MORTGAGORS: MCCOMBIE             PATRICIA
                               HILL                 WALTER
    REGION CODE    ADDRESS   : 5020 WAPLE LANE
        01         CITY      :    ALEXANDRIA
                   STATE/ZIP : VA  22304
    MORTGAGE AMOUNT :   265,450.00  OPTION TO CONVERT :
    UNPAID BALANCE :    265,215.79  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,699.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 79.99300
    ----------------------------------------------------------------------------
0   0031936263     MORTGAGORS: GOUVEIA              ANTHONY

    REGION CODE    ADDRESS   : 1306 SASSAFRASS STREET
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92103
    MORTGAGE AMOUNT :   281,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    280,560.25  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,916.92  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 88.50300
    ----------------------------------------------------------------------------
0   0031936461     MORTGAGORS: MORENO               KAREN

    REGION CODE    ADDRESS   : 4706 REEDLY TERRACE
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92130
    MORTGAGE AMOUNT :   454,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    453,636.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,058.68  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 61.76800
    ----------------------------------------------------------------------------
0   0031936511     MORTGAGORS: STARKEY              CHRISTOPHER
                               STARKEY              LISA
    REGION CODE    ADDRESS   : 7010 NORTH 173RD AVENUE
        01         CITY      :    WADDELL
                   STATE/ZIP : AZ  85355
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    319,744.10  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,155.90  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,696,450.00
                               P & I AMT:     11,460.26  UPB AMT:   1,694,878.04
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          175
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031937030     MORTGAGORS: CARPENTER            JAMES
                               CARPENTER            LARA
    REGION CODE    ADDRESS   : 38 GREENLEAF FARMS ROAD
        01         CITY      :    NEWTOWN
                   STATE/ZIP : CT  06470
    MORTGAGE AMOUNT :   390,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    389,887.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,628.85  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 70.17900
    ----------------------------------------------------------------------------
0   0031937535     MORTGAGORS: SMITH                JAMES
                               SMITH                ANNETTE
    REGION CODE    ADDRESS   : 7733 ATRON AVENUE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  91304
    MORTGAGE AMOUNT :   386,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    386,297.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,541.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 89.98800
    ----------------------------------------------------------------------------
0   0031937600     MORTGAGORS: ROBIDA               JOHN
                               ROBIDA               MARIA
    REGION CODE    ADDRESS   : 12521 N.W. 60 PLACE
        01         CITY      :    CORAL SPRINGS
                   STATE/ZIP : FL  33065
    MORTGAGE AMOUNT :   287,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,586.41  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,012.34  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 94.98900
    ----------------------------------------------------------------------------
0   0031937717     MORTGAGORS: BLACKBURN            KENNETH
                               BLACKBURN            MINDEN
    REGION CODE    ADDRESS   : 28432 VIA MAMBRINO
        01         CITY      :    SAN JUAN CAPISTRANO
                   STATE/ZIP : CA  92675
    MORTGAGE AMOUNT :   337,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    336,730.50  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,270.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 35.47300
    ----------------------------------------------------------------------------
0   0031937865     MORTGAGORS: LAWLOR               MARY
                               SULLIVAN             JAMES
    REGION CODE    ADDRESS   : 51 CRESCENT PLACE
        01         CITY      :    WILMETTE
                   STATE/ZIP : IL  60091
    MORTGAGE AMOUNT :   395,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    394,699.43  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,728.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 68.10300
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,796,950.00
                               P & I AMT:     12,181.79  UPB AMT:   1,795,201.93
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          176
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031938822     MORTGAGORS: NAZARIAN             ALBERT
                               NAZARIAN             ANITA
    REGION CODE    ADDRESS   : 123 SHREWSBURY DRIVE
        01         CITY      :    LIVINGSTON
                   STATE/ZIP : NJ  07039
    MORTGAGE AMOUNT :   585,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    584,150.51  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,140.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   250
    LTV :                 65.00000
    ----------------------------------------------------------------------------
0   0031939473     MORTGAGORS: FISHER               MICHAEL
                               GIUNTOLI-FISHER      MARIA
    REGION CODE    ADDRESS   : 165 THORNE GROVE DRIVE
        01         CITY      :    VERNON HILLS
                   STATE/ZIP : IL  60061
    MORTGAGE AMOUNT :   255,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    254,796.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,717.98  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 51.51500
    ----------------------------------------------------------------------------
0   0031939796     MORTGAGORS: TUCKER               DOUGLAS
                               TUCKER               DINA
    REGION CODE    ADDRESS   : 2 KINGSBROOK COURT
        01         CITY      :    TWP. OF RANDOLPH
                   STATE/ZIP : NJ  07869
    MORTGAGE AMOUNT :   450,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    449,424.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,380.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   250
    LTV :                 65.69300
    ----------------------------------------------------------------------------
0   0031940547     MORTGAGORS: ALLEN                JAMES
                               ALLEN                DEBRA
    REGION CODE    ADDRESS   : 3310 KELLY CREEK ROAD
        01         CITY      :    MOODY
                   STATE/ZIP : AL  35004
    MORTGAGE AMOUNT :   392,685.00  OPTION TO CONVERT :
    UNPAID BALANCE :    392,023.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,579.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 57.74700
    ----------------------------------------------------------------------------
0   0031941529     MORTGAGORS: YEH                  JEROME
                               YEH                  JENNY
    REGION CODE    ADDRESS   : 317 WORTHING LANE
        01         CITY      :    MCDONOUGH
                   STATE/ZIP : GA  30253
    MORTGAGE AMOUNT :   457,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    457,505.75  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,969.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 61.87800
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   2,140,585.00
                               P & I AMT:     14,788.87  UPB AMT:   2,137,899.78
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          177
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031941628     MORTGAGORS: MOUCHANTAT           RICHARD
                               MOUCHANTAT           JENNIFER
    REGION CODE    ADDRESS   : 1165 SOUTH WILLIAMS STREET
        01         CITY      :    DENVER
                   STATE/ZIP : CO  80210
    MORTGAGE AMOUNT :   290,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    289,546.16  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,978.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 76.31500
    ----------------------------------------------------------------------------
0   0031941859     MORTGAGORS: CARLSON              RICHARD
                               CARLSON              BRENDA
    REGION CODE    ADDRESS   : 910 NORTH LAKESHORE DR. #2319
        01         CITY      :    CHICAGO
                   STATE/ZIP : IL  60611
    MORTGAGE AMOUNT :   266,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    265,792.49  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,814.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------------------
0   0031942196     MORTGAGORS: REISER               GERARD
                               REISER               TAIA
    REGION CODE    ADDRESS   : 17146 NORTHEAST 84TH STREET
        01         CITY      :    REDMOND
                   STATE/ZIP : WA  98052
    MORTGAGE AMOUNT :   267,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    266,885.42  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,777.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031942972     MORTGAGORS: BLABER               PAUL
                               BLABER               MARIAN
    REGION CODE    ADDRESS   : 12 HIGH RIDGE ROAD
        01         CITY      :    OSSINING
                   STATE/ZIP : NY  10562
    MORTGAGE AMOUNT :   288,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,763.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,916.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031943368     MORTGAGORS: MITCHELL             YOLANDA
                               MITCHELL             MICHAEL
    REGION CODE    ADDRESS   : 17200 ASPEN LEAF DRIVE
        01         CITY      :    BOWIE
                   STATE/ZIP : MD  20716
    MORTGAGE AMOUNT :   267,650.00  OPTION TO CONVERT :
    UNPAID BALANCE :    266,954.79  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,735.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 79.99800
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,378,850.00
                               P & I AMT:      9,222.65  UPB AMT:   1,376,942.78
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          178
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031943442     MORTGAGORS: BAISCH               KENNETH
                               BAISCH               INGRID
    REGION CODE    ADDRESS   : 2124 UPAS STREET
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92104
    MORTGAGE AMOUNT :   264,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,576.51  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,778.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 78.80500
    ----------------------------------------------------------------------------
0   0031943806     MORTGAGORS: SKOW                 NATHAN
                               SKOW                 LUANNE
    REGION CODE    ADDRESS   : 4530 SILVER BELL CIRCLE
        01         CITY      :    CASTLE ROCK
                   STATE/ZIP : CO  80104
    MORTGAGE AMOUNT :   376,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    375,318.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,376.58  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.50000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      6.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031943848     MORTGAGORS: STEINER              STEPHAN
                               STEINER              THERESA
    REGION CODE    ADDRESS   : 1320 SOUTH GOLDEN VISTA DRIVE
        01         CITY      :    WEST COVINA
                   STATE/ZIP : CA  91791
    MORTGAGE AMOUNT :   366,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    365,427.24  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,496.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 78.20500
    ----------------------------------------------------------------------------
0   0031943897     MORTGAGORS: MC ANLIS             STEVE
                               MC ANLIS             CHRISTINE
    REGION CODE    ADDRESS   : 23412 VIA ALONDRA
        01         CITY      :    COTO DE CAZA
                   STATE/ZIP : CA  92679
    MORTGAGE AMOUNT :   303,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    302,757.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,041.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 57.71400
    ----------------------------------------------------------------------------
0   0031944119     MORTGAGORS: MCCAMMOND            JOHN
                               MCCAMMOND            LINDA
    REGION CODE    ADDRESS   : 11 POND STREET
        01         CITY      :    DOVER
                   STATE/ZIP : MA  02030
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,735.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,920.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 65.21700
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,609,000.00
                               P & I AMT:     10,614.28  UPB AMT:   1,606,815.09
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          179
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031944846     MORTGAGORS: MCQUILLEN            KEITH
                               MARTIN               TANIA
    REGION CODE    ADDRESS   : 137 COYOTE COURT
        01         CITY      :    BOULDER
                   STATE/ZIP : CO  80302
    MORTGAGE AMOUNT :   288,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,780.85  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,989.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 78.90400
    ----------------------------------------------------------------------------
0   0031944887     MORTGAGORS: DEMSHAR              JOSEPH
                               DEMONTIGNY           DEENA
    REGION CODE    ADDRESS   : 20 WEST STREET
        01         CITY      :    HINGHAM
                   STATE/ZIP : MA  02043
    MORTGAGE AMOUNT :   265,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    265,297.98  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,833.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------------------
0   0031945009     MORTGAGORS: CONROY               MICHAEL
                               UPHAM-CONROY         LAURA
    REGION CODE    ADDRESS   : 7247 EAST CRIOLLO CIRCLE
        01         CITY      :    ORANGE
                   STATE/ZIP : CA  92869
    MORTGAGE AMOUNT :   344,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    343,456.10  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,346.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031945231     MORTGAGORS: MURPHY               GEORGE
                               MURPHY               MEGAN
    REGION CODE    ADDRESS   : 2431 267TH COURT SOUTHEAST
        01         CITY      :    ISSAQUAH
                   STATE/ZIP : WA  98029
    MORTGAGE AMOUNT :   367,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    367,655.75  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,478.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.99700
    ----------------------------------------------------------------------------
0   0031945256     MORTGAGORS: LEAVITT              RICHARD
                               LEAVITT              SUSAN
    REGION CODE    ADDRESS   : 50 FOREST STREET
        01         CITY      :    MANCHESTER-BY-THE-SEA
                   STATE/ZIP : MA  01944
    MORTGAGE AMOUNT :   333,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    332,940.06  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,273.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.90400
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,598,650.00
                               P & I AMT:     10,921.55  UPB AMT:   1,597,130.74
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          180
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031945306     MORTGAGORS: WEYTHMAN             VINCENT
                               GARNIER-WEYTHMAN     SUZANNE
    REGION CODE    ADDRESS   : 16 EASTRIDGE
        01         CITY      :    COTO DE CAZA
                   STATE/ZIP : CA  92679
    MORTGAGE AMOUNT :   359,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    358,926.67  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,480.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031945348     MORTGAGORS: O'KEEFE              DENNIS
                               O'KEEFE              CLAUDIA
    REGION CODE    ADDRESS   : 5136 MIDDLETOWN ROAD
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92109
    MORTGAGE AMOUNT :   365,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    364,399.89  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,428.35  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 79.34700
    ----------------------------------------------------------------------------
0   0031945371     MORTGAGORS: LUTCH                SCOTT
                               LUTCH                PATRICIA
    REGION CODE    ADDRESS   : 440 HARLAND STREET
        01         CITY      :    MILTON
                   STATE/ZIP : MA  02186
    MORTGAGE AMOUNT :   383,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    382,686.06  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,548.11  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 77.37300
    ----------------------------------------------------------------------------
0   0031946023     MORTGAGORS: BOWSER               ROMAN

    REGION CODE    ADDRESS   : 324 26TH PLACE
        01         CITY      :    MANHATTAN BEACH
                   STATE/ZIP : CA  90266
    MORTGAGE AMOUNT :   412,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    411,213.89  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,810.57  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.23000
    ----------------------------------------------------------------------------
0   0031946098     MORTGAGORS: FORSBERG             PETER
                               FORSBERG             KIMBERLY
    REGION CODE    ADDRESS   : 555 ALDEN LANE
        01         CITY      :    LIVERMORE
                   STATE/ZIP : CA  94550
    MORTGAGE AMOUNT :   426,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    425,227.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,692.61  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.50000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      6.50000  PRODUCT CODE      :   002
    LTV :                 79.93900
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,945,200.00
                               P & I AMT:     12,960.55  UPB AMT:   1,942,454.21
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          181
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031946734     MORTGAGORS: SINGH                ANOOPUM
                               THAKAR               NEERA
    REGION CODE    ADDRESS   : 75 NORTH WATERTREE LANE
        01         CITY      :    WOODLANDS
                   STATE/ZIP : TX  77380
    MORTGAGE AMOUNT :   419,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    418,790.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,968.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------------------
0   0031947328     MORTGAGORS: BARNETT              JOHN
                               BARNETT              IRENE
    REGION CODE    ADDRESS   : 14785 COOL VALLEY RANCH ROAD
        01         CITY      :    VALLEY CENTER
                   STATE/ZIP : CA  92082
    MORTGAGE AMOUNT :   277,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    277,266.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,822.98  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 62.35900
    ----------------------------------------------------------------------------
0   0031947492     MORTGAGORS: TURNER               JEFFREY
                               TURNER               CHERYL
    REGION CODE    ADDRESS   : 8605 RAINTREE HILL
        01         CITY      :    FAIR OAKS RANCH
                   STATE/ZIP : TX  78015
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    399,680.12  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,694.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 88.10500
    ----------------------------------------------------------------------------
0   0031949084     MORTGAGORS: CONOVER              WAYNE
                               CONOVER              GAYLE
    REGION CODE    ADDRESS   : 6 EAST 23RD STREET
        01         CITY      :    BARNEGAT LIGHT
                   STATE/ZIP : NJ  08006
    MORTGAGE AMOUNT :   263,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,404.37  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,843.13  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031949332     MORTGAGORS: HARLOW               EVERETT
                               HARLOW               DIANA
    REGION CODE    ADDRESS   : 724 BRIDGE LANE
        01         CITY      :    NEWCASTLE
                   STATE/ZIP : CA  95658
    MORTGAGE AMOUNT :   331,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    330,454.90  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,150.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 55.25000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,692,000.00
                               P & I AMT:     11,479.58  UPB AMT:   1,689,597.22
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          182
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031949340     MORTGAGORS: MANNELL              KEVIN
                               CHOE                 MIN-HEE
    REGION CODE    ADDRESS   : 1804 BELLA VISTA WAY
        01         CITY      :    SANTA ROSA
                   STATE/ZIP : CA  95403
    MORTGAGE AMOUNT :   266,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    265,787.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,792.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 88.99200
    ----------------------------------------------------------------------------
0   0031949431     MORTGAGORS: LURKER               DAVID

    REGION CODE    ADDRESS   : 29025 PINTAIL CIRCLE
        01         CITY      :    LAGUNA NIGUEL
                   STATE/ZIP : CA  92677
    MORTGAGE AMOUNT :   396,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    395,975.15  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,636.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 76.35800
    ----------------------------------------------------------------------------
0   0031949464     MORTGAGORS: BROWN                TODD
                               HAUGEJORDEN-BROWN    SHERRY
    REGION CODE    ADDRESS   : 108 MICHAEL WAY
        01         CITY      :    SANTA CLARA
                   STATE/ZIP : CA  95051
    MORTGAGE AMOUNT :   272,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    271,595.02  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,901.86  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031949720     MORTGAGORS: GLASBERG             JEFFREY
                               GLASBERG             MICHELE
    REGION CODE    ADDRESS   : 64 PLANTERS ROW
        01         CITY      :    SKILLMAN
                   STATE/ZIP : NJ  08858
    MORTGAGE AMOUNT :   381,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    381,323.80  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,700.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------------------
0   0031950116     MORTGAGORS: BROWN                MICHAEL
                               ABERCROMBIE          SUZANNE
    REGION CODE    ADDRESS   : 639 SERRANO LANE
        01         CITY      :    CHULA VISTA
                   STATE/ZIP : CA  91910
    MORTGAGE AMOUNT :   306,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    305,778.53  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,165.85  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,621,900.00
                               P & I AMT:     11,197.35  UPB AMT:   1,620,459.79
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          183
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031950330     MORTGAGORS: CHOCHOLEK            KENNETH
                               CHOCHOLEK            JENNIFER
    REGION CODE    ADDRESS   : 5408 EAU CLAIRE DRIVE
        01         CITY      :    RANCHO PALOS VERDES
                   STATE/ZIP : CA  90274
    MORTGAGE AMOUNT :   265,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    264,803.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,852.92  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 55.20800
    ----------------------------------------------------------------------------
0   0031950348     MORTGAGORS: PARDI                RICHARD
                               PARDI                ELIZABETH
    REGION CODE    ADDRESS   : 26 WASHINGTON STREET
        01         CITY      :    NANTUCKET
                   STATE/ZIP : MA  02554
    MORTGAGE AMOUNT :   535,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    533,676.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,559.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 35.66666
    ----------------------------------------------------------------------------
0   0031951130     MORTGAGORS: STARK                JOSEPH

    REGION CODE    ADDRESS   : 5 HIGH ROCK LANE
        01         CITY      :    NEWFIELDS
                   STATE/ZIP : NH  03856
    MORTGAGE AMOUNT :   324,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    323,740.91  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,182.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.60600
    ----------------------------------------------------------------------------
0   0031951221     MORTGAGORS: HEIDE                THOMAS
                               HEIDE                JENNIFER
    REGION CODE    ADDRESS   : 115 CARRIAGE DRIVE
        01         CITY      :    STAMFORD
                   STATE/ZIP : CT  06902
    MORTGAGE AMOUNT :   437,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    436,641.80  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,907.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 54.62500
    ----------------------------------------------------------------------------
0   0031951262     MORTGAGORS: NORD                 GARY
                               NORD                 CYNTHIA
    REGION CODE    ADDRESS   : 7312 RIO HONDO PLACE
        01         CITY      :    DOWNEY
                   STATE/ZIP : CA  90241
    MORTGAGE AMOUNT :   428,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    427,296.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,847.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 71.33300
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,989,000.00
                               P & I AMT:     13,350.00  UPB AMT:   1,986,159.03
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          184
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031951270     MORTGAGORS: SALAZAR              JOE
                               SALAZAR              BARBARA
    REGION CODE    ADDRESS   : 13023 POINT REYES PLACE
        01         CITY      :    CERRITOS
                   STATE/ZIP : CA  90703
    MORTGAGE AMOUNT :   251,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,096.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,694.41  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 89.82100
    ----------------------------------------------------------------------------
0   0031951296     MORTGAGORS: WOOTTON              BARRY
                               WOOTTON              TERESA
    REGION CODE    ADDRESS   : 99 UPLAND ROAD
        01         CITY      :    KENTFIELD
                   STATE/ZIP : CA  94904
    MORTGAGE AMOUNT :   870,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    869,286.87  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,788.13  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   015
    LTV :                 68.23500
    ----------------------------------------------------------------------------
0   0031951312     MORTGAGORS: GORDON               KERRY
                               GORDON               MIKEL
    REGION CODE    ADDRESS   : 5328 BUNKER COURT
        01         CITY      :    FAIR OAKS
                   STATE/ZIP : CA  95628
    MORTGAGE AMOUNT :   500,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    499,136.60  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,242.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 75.75700
    ----------------------------------------------------------------------------
0   0031951502     MORTGAGORS: STONE                ELLIOTT
                               STONE                PATRICIA
    REGION CODE    ADDRESS   : 2521 HORTON DRIVE
        01         CITY      :    TUSTIN
                   STATE/ZIP : CA  92782
    MORTGAGE AMOUNT :   273,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    272,776.22  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,816.28  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 76.90100
    ----------------------------------------------------------------------------
0   0031951742     MORTGAGORS: SARNOWSKI            DAVID
                               SARNOWSKI            LISA
    REGION CODE    ADDRESS   : 17192 PATINA STREET
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92127
    MORTGAGE AMOUNT :   351,350.00  OPTION TO CONVERT :
    UNPAID BALANCE :    351,075.91  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,396.83  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 84.99700
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   2,245,850.00
                               P & I AMT:     14,938.64  UPB AMT:   2,243,372.15
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          185
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031951940     MORTGAGORS: KNAPP                GREGORY

    REGION CODE    ADDRESS   : 225 HEREDIA  COURT
        01         CITY      :    ROSEVILLE
                   STATE/ZIP : CA  95747
    MORTGAGE AMOUNT :   318,550.00  OPTION TO CONVERT :
    UNPAID BALANCE :    318,301.50  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,173.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 89.98800
    ----------------------------------------------------------------------------
0   0031951999     MORTGAGORS: TOWNE                CHARLES
                               TOWNE                NANCY
    REGION CODE    ADDRESS   : 1402 BERNITA WAY
        01         CITY      :    EL CAJON
                   STATE/ZIP : CA  92020
    MORTGAGE AMOUNT :   324,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    323,734.42  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,155.58  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031952005     MORTGAGORS: AIREY                RONALD
                               AIREY                JOYCE
    REGION CODE    ADDRESS   : 564 STOCKETTS RUN ROAD
        01         CITY      :    DAVIDSONVILLE
                   STATE/ZIP : MD  21035
    MORTGAGE AMOUNT :   315,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    314,748.10  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,122.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 59.43396
    ----------------------------------------------------------------------------
0   0031952526     MORTGAGORS: WILDEY               PAUL
                               LYNCH                MARY
    REGION CODE    ADDRESS   : 1735 TOWNPOINT ROAD
        01         CITY      :    CHESAPEAKE CITY
                   STATE/ZIP : MD  21915
    MORTGAGE AMOUNT :   256,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    255,153.16  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,703.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031952583     MORTGAGORS: PANDYA               HARISH
                               PANDYA               CHARULATA
    REGION CODE    ADDRESS   : 59 CRESTWOOD ST
        01         CITY      :    PISCATAWAY
                   STATE/ZIP : NJ  08854
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,144.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,726.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 66.66600
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,463,550.00
                               P & I AMT:      9,880.73  UPB AMT:   1,461,081.81
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          186
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031952666     MORTGAGORS: SINGLETON            THEODORE
                               SINGLETON            LOREN
    REGION CODE    ADDRESS   : 7 BLACKWELL COURT
        01         CITY      :    POMONA
                   STATE/ZIP : NY  10970
    MORTGAGE AMOUNT :   258,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    258,093.44  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,740.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------------------
0   0031952708     MORTGAGORS: LOREY                DAVID
                               LOREY                CAROLINE
    REGION CODE    ADDRESS   : 1490 VIA CORONA
        01         CITY      :    LA VERNE
                   STATE/ZIP : CA  91750
    MORTGAGE AMOUNT :   288,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,763.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,916.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------------------
0   0031952856     MORTGAGORS: CAMERON              CLARK
                               CAMERON              MARCY
    REGION CODE    ADDRESS   : 24154 LANCE PLACE
        01         CITY      :    WEST HILLS AREA
                   STATE/ZIP : CA  91307
    MORTGAGE AMOUNT :   330,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    329,729.50  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,195.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 68.04100
    ----------------------------------------------------------------------------
0   0031952963     MORTGAGORS: VOORHEES             THOMAS
                               VOORHEES             PATRICIA
    REGION CODE    ADDRESS   : 11982 WINDOM PEAK WAY,
        01         CITY      :    SAN DIEGO,
                   STATE/ZIP : CA  92131
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,760.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,021.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 78.94700
    ----------------------------------------------------------------------------
0   0031952989     MORTGAGORS: CYR                  MYLES

    REGION CODE    ADDRESS   : 11570 SW 95 AVENUE,
        01         CITY      :    MIAMI
                   STATE/ZIP : FL  33176
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    399,356.22  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,694.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,576,300.00
                               P & I AMT:     10,567.83  UPB AMT:   1,574,703.17
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          187
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031952997     MORTGAGORS: ALMQUIST             HOWARD
                               ALMQUIST             REBECCA
    REGION CODE    ADDRESS   : 2130 NW 201ST
        01         CITY      :    SHORELINE
                   STATE/ZIP : WA  98177
    MORTGAGE AMOUNT :   287,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    286,734.18  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,790.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.37500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.37500  PRODUCT CODE      :   002
    LTV :                 40.70900
    ----------------------------------------------------------------------------
0   0031953029     MORTGAGORS: JOHNSTON             JEFFERY
                               JOHNSTON             VALARIE
    REGION CODE    ADDRESS   : 2941 EAST WYECLIFFWAY
        01         CITY      :    HIGHLANDS RANCH
                   STATE/ZIP : CO  80126
    MORTGAGE AMOUNT :   272,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    271,782.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,832.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031953300     MORTGAGORS: HIGGINS              JAMES
                               HIGGINS              YVONNE
    REGION CODE    ADDRESS   : 820 CALLE DEL NORTE
        01         CITY      :    CAMARILLO
                   STATE/ZIP : CA  93010
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,747.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,970.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 66.79200
    ----------------------------------------------------------------------------
0   0031953367     MORTGAGORS: LEACH                JAMES
                               LEACH                LYNNE
    REGION CODE    ADDRESS   : 826 DEWITT AVENUE
        01         CITY      :    ENCINITAS
                   STATE/ZIP : CA  92024
    MORTGAGE AMOUNT :   440,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    439,639.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,927.33  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031953748     MORTGAGORS: KANNAN               NIRMALA
                               KANNAN               KAMAL
    REGION CODE    ADDRESS   : 1912 ABREU WAY
        01         CITY      :    UNION CITY
                   STATE/ZIP : CA  94587
    MORTGAGE AMOUNT :   327,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    327,184.02  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,125.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 79.98200
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,626,750.00
                               P & I AMT:     10,646.94  UPB AMT:   1,625,087.98
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          188
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031953771     MORTGAGORS: BERMAN               STEVEN
                               BERMAN               GITA
    REGION CODE    ADDRESS   : 160 SHERIDAN POINT LANE
        01         CITY      :    ATLANTA
                   STATE/ZIP : GA  30342
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    349,713.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,328.56  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 68.62700
    ----------------------------------------------------------------------------
0   0031953862     MORTGAGORS: VALLE                HERMINGILDO

    REGION CODE    ADDRESS   : 32 VISTA COURT
        01         CITY      :    SOUTH SAN FRANCISCO
                   STATE/ZIP : CA  94080
    MORTGAGE AMOUNT :   336,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    335,731.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,263.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031954217     MORTGAGORS: CAMPAGNA             GLENN
                               CAMPAGNA             LOIS
    REGION CODE    ADDRESS   : 3295 RISING STAR
        01         CITY      :    SIMI VALLEY
                   STATE/ZIP : CA  93063
    MORTGAGE AMOUNT :   330,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    329,722.76  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,167.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 74.13700
    ----------------------------------------------------------------------------
0   0031954241     MORTGAGORS: SCHICK               GREGORY

    REGION CODE    ADDRESS   : 5375 ASPENWOOD CT
        01         CITY      :    CONCORD
                   STATE/ZIP : CA  94521
    MORTGAGE AMOUNT :   324,576.00  OPTION TO CONVERT :
    UNPAID BALANCE :    324,055.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,186.73  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.99900
    ----------------------------------------------------------------------------
0   0031954811     MORTGAGORS: HECK                 WAYNE
                               HECK                 CATHERINE
    REGION CODE    ADDRESS   : 201 VIA RAVENNA
        01         CITY      :    NEWPORT BEACH
                   STATE/ZIP : CA  92663
    MORTGAGE AMOUNT :   644,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    643,522.06  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,502.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 70.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,984,576.00
                               P & I AMT:     13,449.79  UPB AMT:   1,982,744.58
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          189
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031954928     MORTGAGORS: CALDWELL             WILLIAM
                               CALDWELL             SUSAN
    REGION CODE    ADDRESS   : 22907 OXNARD STREET
        01         CITY      :    WOODLAND HILLS
                   STATE/ZIP : CA  91367
    MORTGAGE AMOUNT :   465,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    465,171.45  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,334.90  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 73.88800
    ----------------------------------------------------------------------------
0   0031954993     MORTGAGORS: GOODFADER            ROBERT
                               GOODFADER            MARY
    REGION CODE    ADDRESS   : 800 PACIFIC AVENUE
        01         CITY      :    VENICE
                   STATE/ZIP : CA  90291
    MORTGAGE AMOUNT :   434,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    433,635.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,851.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 66.76900
    ----------------------------------------------------------------------------
0   0031955214     MORTGAGORS: EDELBROCK            ROBERT
                               EDELBROCK            MARIAN
    REGION CODE    ADDRESS   : 1624 MALDEN STREET
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92109
    MORTGAGE AMOUNT :   468,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    467,337.25  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,352.81  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031955313     MORTGAGORS: VALENCIA             NONA
                               VALENCIA             PERRY
    REGION CODE    ADDRESS   : 1548 HERMOCILLA WAY
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95116
    MORTGAGE AMOUNT :   247,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    247,402.49  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,669.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.98100
    ----------------------------------------------------------------------------
0   0031955487     MORTGAGORS: FINN                 LAWRENCE
                               FINN                 CAROLE
    REGION CODE    ADDRESS   : 4518 WAYNE ROAD
        01         CITY      :    CORONA DEL MAR
                   STATE/ZIP : CA  92625
    MORTGAGE AMOUNT :   415,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    414,692.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,901.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 67.47900
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   2,030,300.00
                               P & I AMT:     14,110.01  UPB AMT:   2,028,238.58
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          190
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031955792     MORTGAGORS: DRISCOLL             JOHN
                               DRISCOLL             KATHLEEN
    REGION CODE    ADDRESS   : 2123 HOMET ROAD,
        01         CITY      :    SAN MARINO,
                   STATE/ZIP : CA  91108
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,765.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,046.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 50.42000
    ----------------------------------------------------------------------------
0   0031955842     MORTGAGORS: SMITH                LEIGH
                               GICKING              JAMES
    REGION CODE    ADDRESS   : 122 FISHERS ROAD
        01         CITY      :    BRYN MAWR
                   STATE/ZIP : PA  19010
    MORTGAGE AMOUNT :   288,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,763.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,916.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 55.38400
    ----------------------------------------------------------------------------
0   0031955859     MORTGAGORS: CHIU                 PETER
                               CHIU                 ELISA
    REGION CODE    ADDRESS   : 58 MORTON STREET
        01         CITY      :    PALO ALTO
                   STATE/ZIP : CA  94303
    MORTGAGE AMOUNT :   290,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    289,762.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,929.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 46.03100
    ----------------------------------------------------------------------------
0   0031955941     MORTGAGORS: GARTMANN             ACHIM
                               GARTMANN             PATRICIA
    REGION CODE    ADDRESS   : 5400 OCCIDENTAL ROAD
        01         CITY      :    SANTA ROSA
                   STATE/ZIP : CA  95401
    MORTGAGE AMOUNT :   333,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    332,720.24  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,187.57  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 62.83000
    ----------------------------------------------------------------------------
0   0031956436     MORTGAGORS: MIROLLA              TODD
                               MIROLLA              NANETTE
    REGION CODE    ADDRESS   : 5360 CANDELABRA PLACE
        01         CITY      :    SAN LUIS OBISPO
                   STATE/ZIP : CA  93401
    MORTGAGE AMOUNT :   465,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    464,637.26  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,172.12  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,676,000.00
                               P & I AMT:     11,251.67  UPB AMT:   1,674,649.69
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          191
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031957285     MORTGAGORS: VELAZCO              EDUARDO

    REGION CODE    ADDRESS   : 2645 S. BAYSHORE DR., #1504,
        01         CITY      :    COCONUT GROVE
                   STATE/ZIP : FL  33133
    MORTGAGE AMOUNT :   487,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    487,155.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,492.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------------------
0   0031957293     MORTGAGORS: SHUTTLEWORTH         PAUL

    REGION CODE    ADDRESS   : 38 HIGHCREST LANE
        01         CITY      :    SAN FRANCISCO SOUTH
                   STATE/ZIP : CA  94080
    MORTGAGE AMOUNT :   275,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    275,074.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,831.58  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 65.95400
    ----------------------------------------------------------------------------
0   0031957459     MORTGAGORS: GULLEDGE             JAMES
                               GULLEDGE             KRISTINA
    REGION CODE    ADDRESS   : 2057 CLEVELAND STREET EXT.
        01         CITY      :    GREENVILLE
                   STATE/ZIP : SC  29607
    MORTGAGE AMOUNT :   325,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    324,733.59  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,162.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 76.65000
    ----------------------------------------------------------------------------
0   0031957749     MORTGAGORS: TELERANT             DAVID
                               TELERANT             ESTHER
    REGION CODE    ADDRESS   : 4444 DEMPSEY AVENUE
        01         CITY      :    (ENCINO AREA) LOS ANGELES
                   STATE/ZIP : CA  91436
    MORTGAGE AMOUNT :   425,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    424,642.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,791.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 62.96200
    ----------------------------------------------------------------------------
0   0031957863     MORTGAGORS: MERKERT              GEORGE
                               RIOTH                LILA
    REGION CODE    ADDRESS   : 10870 WELLWORTH AVENUE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90024
    MORTGAGE AMOUNT :   349,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    348,925.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,325.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 62.41000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,862,300.00
                               P & I AMT:     12,603.52  UPB AMT:   1,860,532.16
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          192
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031957897     MORTGAGORS: STURLA               CATHERINE

    REGION CODE    ADDRESS   : 507 BLOSSOM HILL ROAD
        01         CITY      :    LOS GATOS
                   STATE/ZIP : CA  95032
    MORTGAGE AMOUNT :   308,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    307,753.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,075.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031957962     MORTGAGORS: BARRY                JULIAN

    REGION CODE    ADDRESS   : 2195 BEVERLY GLEN PLACE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90077
    MORTGAGE AMOUNT :   302,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    301,770.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,085.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 73.65800
    ----------------------------------------------------------------------------
0   0031958010     MORTGAGORS: OSOFSKY              LEWIS
                               OSOFSKY              CAROL
    REGION CODE    ADDRESS   : 13698 MANTECA WAY,
        01         CITY      :    SARATOGA,
                   STATE/ZIP : CA  95070
    MORTGAGE AMOUNT :   607,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    607,002.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,041.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------------------
0   0031958044     MORTGAGORS: STERN                CARL
                               STERN                JACQUELINE
    REGION CODE    ADDRESS   : 1101 SOLANA DRIVE
        01         CITY      :    SOLANA BEACH
                   STATE/ZIP : CA  92014
    MORTGAGE AMOUNT :   339,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    338,748.41  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,370.34  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 52.15300
    ----------------------------------------------------------------------------
0   0031958275     MORTGAGORS: MYERS                LAWRENCE
                               CARNIGLIA            JANET
    REGION CODE    ADDRESS   : 1828 LORNDELL LANE
        01         CITY      :    SANTA ROSA
                   STATE/ZIP : CA  95405
    MORTGAGE AMOUNT :   262,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    262,190.16  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,767.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,818,900.00
                               P & I AMT:     12,340.78  UPB AMT:   1,817,464.51
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          193
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031958309     MORTGAGORS: HARTER               CARL
                               HARTER               CHERYL
    REGION CODE    ADDRESS   : 3888 WILLOW WAY
        01         CITY      :    SANTA CLARA
                   STATE/ZIP : CA  95054
    MORTGAGE AMOUNT :   332,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    332,652.94  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,327.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 89.98500
    ----------------------------------------------------------------------------
0   0031958390     MORTGAGORS: ISAOGLU              VREJ

    REGION CODE    ADDRESS   : 26 DEL PADRE
        01         CITY      :    FOOTHILL RANCH
                   STATE/ZIP : CA  92610
    MORTGAGE AMOUNT :   269,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    268,779.50  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,789.67  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 68.97400
    ----------------------------------------------------------------------------
0   0031958408     MORTGAGORS: GRIECO               MICHAEL
                               GRIECO               LUANN
    REGION CODE    ADDRESS   : 103 WOODCREST TERRACE
        01         CITY      :    AMAWALK
                   STATE/ZIP : NY  10501
    MORTGAGE AMOUNT :   313,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    312,755.83  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,135.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 73.47400
    ----------------------------------------------------------------------------
0   0031958572     MORTGAGORS: DOW                  GERALD
                               DOW                  MAXINE
    REGION CODE    ADDRESS   : 202 COOPER ROAD,
        01         CITY      :    SANTA BARBARA,
                   STATE/ZIP : CA  93109
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,530.53  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,046.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 68.96500
    ----------------------------------------------------------------------------
0   0031958606     MORTGAGORS: CORTEZ               GLEN
                               CORTEZ               MANICAR
    REGION CODE    ADDRESS   : 4299 VERDIGRIS CIRCLE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95134
    MORTGAGE AMOUNT :   333,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    333,023.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,163.73  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,548,500.00
                               P & I AMT:     10,462.83  UPB AMT:   1,546,742.72
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          194
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031958697     MORTGAGORS: GILLIAM              PENMAN
                               GILLIAM              BILLIE
    REGION CODE    ADDRESS   : 8 SPRING HILL LANE
        01         CITY      :    HILTON HEAD ISLAND
                   STATE/ZIP : SC  29928
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    319,750.36  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,182.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031958739     MORTGAGORS: PUSCHAK              NICHOLAS
                               PUSCHAK              RACHELLE
    REGION CODE    ADDRESS   : 24 SARATOGA CIRCLE
        01         CITY      :    HOLLAND
                   STATE/ZIP : PA  18966
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,722.14  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,871.61  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.37500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.37500  PRODUCT CODE      :   002
    LTV :                 59.76000
    ----------------------------------------------------------------------------
0   0031958754     MORTGAGORS: JEMISON              CHARLES
                               JEMISON              KIM
    REGION CODE    ADDRESS   : 73 PEOPLES LINE ROAD
        01         CITY      :    FRANKLIN TOWNSHIP
                   STATE/ZIP : NJ  08873
    MORTGAGE AMOUNT :   293,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    293,370.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,002.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.78200
    ----------------------------------------------------------------------------
0   0031958903     MORTGAGORS: TULIVA               GAMU

    REGION CODE    ADDRESS   : 4008 SUMAC DRIVE
        01         CITY      :    SHERMAN OAKS
                   STATE/ZIP : CA  91403
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,618.37  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,726.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 32.46700
    ----------------------------------------------------------------------------
0   0031959182     MORTGAGORS: SCHOONHOVEN          SCOTT
                               ARNOLD               SCOTT
    REGION CODE    ADDRESS   : 986 ARCHER STREET
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92109
    MORTGAGE AMOUNT :   294,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    294,070.42  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,007.64  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,457,900.00
                               P & I AMT:      9,791.78  UPB AMT:   1,456,532.25
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          195
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031959984     MORTGAGORS: GIERMANN             PATRICIA

    REGION CODE    ADDRESS   : 686 SOUTH ARROYO BOULEVARD
        01         CITY      :    PASADENA
                   STATE/ZIP : CA  91105
    MORTGAGE AMOUNT :   434,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    433,635.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,851.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 59.12800
    ----------------------------------------------------------------------------
0   0031960255     MORTGAGORS: DELEA                THOMAS
                               SINGHAKOWINTA        PEARL
    REGION CODE    ADDRESS   : 29 BEACH BLUFF AVENUE
        01         CITY      :    SWAMPSCOTT
                   STATE/ZIP : MA  01907
    MORTGAGE AMOUNT :   323,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    322,954.06  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,232.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031960271     MORTGAGORS: DAVIS                GEORGE

    REGION CODE    ADDRESS   : 87 DRAPER ROAD
        01         CITY      :    WAYLAND
                   STATE/ZIP : MA  01778
    MORTGAGE AMOUNT :   390,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    389,703.23  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,693.64  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 60.00000
    ----------------------------------------------------------------------------
0   0031960370     MORTGAGORS: PINK                 THOMAS
                               FRETTER              VERA
    REGION CODE    ADDRESS   : 929 SHEVLIN DRIVE
        01         CITY      :    EL CERRITO
                   STATE/ZIP : CA  94530
    MORTGAGE AMOUNT :   238,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    237,598.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,583.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 70.62300
    ----------------------------------------------------------------------------
0   0031961576     MORTGAGORS: JELLINEK             IVAN

    REGION CODE    ADDRESS   : 3312 CABO COURT
        01         CITY      :    CARLSBAD
                   STATE/ZIP : CA  92009
    MORTGAGE AMOUNT :   438,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    437,666.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,025.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,823,200.00
                               P & I AMT:     12,385.56  UPB AMT:   1,821,558.02
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          196
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031961667     MORTGAGORS: MANWARING            KEITH

    REGION CODE    ADDRESS   : 6720 STONEBROOK DRIVE N.
        01         CITY      :    MOBILE
                   STATE/ZIP : AL  36695
    MORTGAGE AMOUNT :   293,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    292,753.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,924.81  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 89.32900
    ----------------------------------------------------------------------------
0   0031962236     MORTGAGORS: PAEZ                 ANTONIO
                               RODONI-PAEZ          YVONNE
    REGION CODE    ADDRESS   : 46 SANDALWOOD COURT
        01         CITY      :    SAN RAFAEL
                   STATE/ZIP : CA  94903
    MORTGAGE AMOUNT :   299,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    298,367.62  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,065.12  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 71.19000
    ----------------------------------------------------------------------------
0   0031962392     MORTGAGORS: ATLASS               STEVEN

    REGION CODE    ADDRESS   : 271 GRAYS LANE
        01         CITY      :    HAVERFORD
                   STATE/ZIP : PA  19041
    MORTGAGE AMOUNT :   645,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    644,521.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,509.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   250
    LTV :                 49.61500
    ----------------------------------------------------------------------------
0   0031962921     MORTGAGORS: SAMOIS               JAMES

    REGION CODE    ADDRESS   : 1873 SUNSET PLAZA DRIVE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90069
    MORTGAGE AMOUNT :   407,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    406,712.74  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,915.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 72.67800
    ----------------------------------------------------------------------------
0   0031963119     MORTGAGORS: BABA                 MOHAMAD
                               BABA                 ABIR
    REGION CODE    ADDRESS   : 2748 SOUTH SOMERSET PLACE
        01         CITY      :    ROWLAND HEIGHTS AREA
                   STATE/ZIP : CA  91748
    MORTGAGE AMOUNT :   288,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,800.26  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,088.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,932,000.00
                               P & I AMT:     13,503.87  UPB AMT:   1,930,155.77
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          197
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031963267     MORTGAGORS: ROSE                 DERINGO
                               ROSE                 LAURIE
    REGION CODE    ADDRESS   : 3377 AVENIDA NIEVE
        01         CITY      :    CARLSBAD
                   STATE/ZIP : CA  92009
    MORTGAGE AMOUNT :   381,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    381,309.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,635.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031963309     MORTGAGORS: ORTIZ                DAVID
                               ORTIZ-MAKITRA        KATHERINE
    REGION CODE    ADDRESS   : 206 8TH STREET
        01         CITY      :    HUNTINGTON BEACH
                   STATE/ZIP : CA  92648
    MORTGAGE AMOUNT :   464,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    463,638.03  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,165.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031963382     MORTGAGORS: DE BELLIS            ANTHONY
                               FALLON               MELANIE
    REGION CODE    ADDRESS   : 11 RIVA DRIVE
        01         CITY      :    NEWPORT COAST
                   STATE/ZIP : CA  92657
    MORTGAGE AMOUNT :   488,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    487,236.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,329.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031963408     MORTGAGORS: HESS                 W.
                               HESS                 LEE
    REGION CODE    ADDRESS   : 2348 ROUNDHILL DRIVE
        01         CITY      :    ALAMO
                   STATE/ZIP : CA  94507
    MORTGAGE AMOUNT :   390,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    389,126.24  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,726.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 56.52100
    ----------------------------------------------------------------------------
0   0031963457     MORTGAGORS: STANFORD             MICHAEL

    REGION CODE    ADDRESS   : 1800 BOLLING PLACE
        01         CITY      :    EL DORADO HILLS
                   STATE/ZIP : CA  95762
    MORTGAGE AMOUNT :   357,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    355,947.10  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,405.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.33300
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   2,080,600.00
                               P & I AMT:     14,262.07  UPB AMT:   2,077,257.30
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          198
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031963465     MORTGAGORS: MAY                  KATHRYN

    REGION CODE    ADDRESS   : 27544 WEST SHORE ROAD
        01         CITY      :    RIM OF THE WORLD AREA
                   STATE/ZIP : CA  92352
    MORTGAGE AMOUNT :   351,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    351,538.91  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,459.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 67.00900
    ----------------------------------------------------------------------------
0   0031963481     MORTGAGORS: BEEUWSAERT           MICHAEL
                               BEEUWSAERT           LORETTA
    REGION CODE    ADDRESS   : 3032 CALLE FRONTERA
        01         CITY      :    SAN CLEMENTE
                   STATE/ZIP : CA  92673
    MORTGAGE AMOUNT :   304,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    303,512.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,048.11  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031963515     MORTGAGORS: COFFEY               KYLE
                               COFFEY               KAREN
    REGION CODE    ADDRESS   : 36 EASTBROOK COURT
        01         CITY      :    CLAYTON
                   STATE/ZIP : CA  94517
    MORTGAGE AMOUNT :   264,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,596.98  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,823.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031963549     MORTGAGORS: EDIE                 WAYNE
                               EDIE                 KAREN
    REGION CODE    ADDRESS   : 8 LAKE VIEW DRIVE
        01         CITY      :    COTO DE CAZA
                   STATE/ZIP : CA  92679
    MORTGAGE AMOUNT :   556,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    555,335.42  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,700.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 79.99300
    ----------------------------------------------------------------------------
0   0031963556     MORTGAGORS: ARNETT               WALTER
                               ARNETT               CELIA
    REGION CODE    ADDRESS   : PERRY NEWBERRY WAY 3RD MW OF 6TH WA
        01         CITY      :    CARMEL
                   STATE/ZIP : CA  93921
    MORTGAGE AMOUNT :   290,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    289,557.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,002.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 67.44100
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,766,050.00
                               P & I AMT:     12,035.05  UPB AMT:   1,763,540.95
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          199
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031963564     MORTGAGORS: HYSEN                KURT
                               HYSEN                DEBORAH
    REGION CODE    ADDRESS   : 5607 VIA AVION
        01         CITY      :    GRANITE BAY
                   STATE/ZIP : CA  95746
    MORTGAGE AMOUNT :   490,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    489,270.41  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,426.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 62.82000
    ----------------------------------------------------------------------------
0   0031963572     MORTGAGORS: REUBEN               LEEDELL
                               REUBEN               SYLVIA
    REGION CODE    ADDRESS   : 8252 SKYLINE CIRCLE
        01         CITY      :    OAKLAND
                   STATE/ZIP : CA  94605
    MORTGAGE AMOUNT :   395,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    395,165.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,666.58  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.99300
    ----------------------------------------------------------------------------
0   0031963614     MORTGAGORS: THOMAS               MARK
                               KO                   DERECK
    REGION CODE    ADDRESS   : 8293 SKYLINE CIRCLE
        01         CITY      :    OAKLAND
                   STATE/ZIP : CA  94605
    MORTGAGE AMOUNT :   328,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    327,633.27  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,128.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 79.99100
    ----------------------------------------------------------------------------
0   0031963705     MORTGAGORS: MALIN                STANLEY
                               MALIN                DORIS
    REGION CODE    ADDRESS   : 7754 GRAYSTONE DRIVE
        01         CITY      :    WEST HILLS AREA
                   STATE/ZIP : CA  91304
    MORTGAGE AMOUNT :   380,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    379,696.12  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,560.13  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 73.35900
    ----------------------------------------------------------------------------
0   0031963754     MORTGAGORS: MAYZELS              ILYA
                               MAYZELS              NINA
    REGION CODE    ADDRESS   : 1478-1480 REEVES STREET
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90035
    MORTGAGE AMOUNT :   332,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    331,426.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,153.35  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 70.63800
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,926,000.00
                               P & I AMT:     12,934.92  UPB AMT:   1,923,191.57
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          200
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031964091     MORTGAGORS: GRADY                PATRICK

    REGION CODE    ADDRESS   : 456 "35TH" STREET
        01         CITY      :    MANHATTAN BEACH
                   STATE/ZIP : CA  90266
    MORTGAGE AMOUNT :   385,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    384,714.27  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,691.98  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 78.09300
    ----------------------------------------------------------------------------
0   0031964489     MORTGAGORS: SAMARCO              PAUL
                               BRAHLER              SUSAN
    REGION CODE    ADDRESS   : 24 SAXTON DRIVE
        01         CITY      :    HACKETTSTOWN
                   STATE/ZIP : NJ  07840
    MORTGAGE AMOUNT :   251,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,313.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,758.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 94.97300
    ----------------------------------------------------------------------------
0   0031964729     MORTGAGORS: ST.GEORGE            KENNETH
                               ST.GEORGE            REBECCA
    REGION CODE    ADDRESS   : 1278 VAN DYCK DRIVE
        01         CITY      :    SUNNYVALE
                   STATE/ZIP : CA  94087
    MORTGAGE AMOUNT :   347,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    346,470.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,396.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 62.41000
    ----------------------------------------------------------------------------
0   0031964745     MORTGAGORS: SHERBURNE            ANDREW
                               SHERBURNE            DANETTE
    REGION CODE    ADDRESS   : 7540 MOUNTIAN AVENUE
        01         CITY      :    ORANGEVALE
                   STATE/ZIP : CA  95662
    MORTGAGE AMOUNT :   352,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    351,488.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,491.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031964752     MORTGAGORS: SWIFT                JACK
                               SWIFT                DEBORAH
    REGION CODE    ADDRESS   : 379 EAST 21ST STREET
        01         CITY      :    COSTA MESA
                   STATE/ZIP : CA  92627
    MORTGAGE AMOUNT :   344,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    343,474.87  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,375.93  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,679,500.00
                               P & I AMT:     11,714.53  UPB AMT:   1,677,461.62
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          201
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031964794     MORTGAGORS: TROMMLER             ROBERT
                               TROMMLER             RENEE
    REGION CODE    ADDRESS   : 2290 DE SUTTER DRIVE
        01         CITY      :    TUSTIN
                   STATE/ZIP : CA  92680
    MORTGAGE AMOUNT :   299,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,153.91  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,094.85  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 89.97700
    ----------------------------------------------------------------------------
0   0031964935     MORTGAGORS: FEENEY               ROBERT

    REGION CODE    ADDRESS   : 3 LAUREEN COURT
        01         CITY      :    MIDDLETOWN
                   STATE/ZIP : NJ  07748
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,078.43  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,072.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 61.60100
    ----------------------------------------------------------------------------
0   0031964968     MORTGAGORS: TABAKIN              JON
                               CLAUS                CAROL
    REGION CODE    ADDRESS   : 3326 MCLAUGHLIN AVENUE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90066
    MORTGAGE AMOUNT :   318,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    317,726.21  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,062.54  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 67.65900
    ----------------------------------------------------------------------------
0   0031964992     MORTGAGORS: FREEBURN             KEVIN
                               MCDERMOTT            KATHLEEN
    REGION CODE    ADDRESS   : 2 PELZ FARM COURT
        01         CITY      :    MAHWAH
                   STATE/ZIP : NJ  07430
    MORTGAGE AMOUNT :   419,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    417,983.81  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,898.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 79.98100
    ----------------------------------------------------------------------------
0   0031965155     MORTGAGORS: BRADY                MICHAEL

    REGION CODE    ADDRESS   : 1221 GOLD FLOWER ROAD
        01         CITY      :    CARLSBAD
                   STATE/ZIP : CA  92009
    MORTGAGE AMOUNT :   408,562.00  OPTION TO CONVERT :
    UNPAID BALANCE :    408,243.28  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,787.12  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.95300
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,745,762.00
                               P & I AMT:     11,914.62  UPB AMT:   1,742,185.64
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          202
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031965288     MORTGAGORS: HOLMGREN             ROGER
                               HOLMGREN             SUSAN
    REGION CODE    ADDRESS   : 1987 N. LASSEN BLVD.
        01         CITY      :    ORANGE
                   STATE/ZIP : CA  92867
    MORTGAGE AMOUNT :   295,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    294,752.17  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,937.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 74.68300
    ----------------------------------------------------------------------------
0   0031965338     MORTGAGORS: GUSTAFSON            ROBERT
                               GUSTAFSON            JUDITH
    REGION CODE    ADDRESS   : 6071 HAMSHIRE DRIVE
        01         CITY      :    HUNTINGTON BEACH
                   STATE/ZIP : CA  92647
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    269,809.43  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,934.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 79.41100
    ----------------------------------------------------------------------------
0   0031965387     MORTGAGORS: TJADEN               DOUGLAS
                               TJADEN               KATHY
    REGION CODE    ADDRESS   : 22376 E ARBOR DRIVE
        01         CITY      :    AURORA
                   STATE/ZIP : CO  80016
    MORTGAGE AMOUNT :   290,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    290,367.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,957.83  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.94700
    ----------------------------------------------------------------------------
0   0031965437     MORTGAGORS: SEAMSTER             JOHN
                               SEAMSTER             DORIAN
    REGION CODE    ADDRESS   : 204 BURNHAM COURT
        01         CITY      :    APTOS
                   STATE/ZIP : CA  95003
    MORTGAGE AMOUNT :   308,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    307,741.24  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,023.34  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 39.23500
    ----------------------------------------------------------------------------
0   0031966104     MORTGAGORS: DRISCOLL             DANIEL
                               YORK                 LINDA
    REGION CODE    ADDRESS   : 28552 AVENIDA PLACIDA
        01         CITY      :    SAN JUAN CAPISTRANO
                   STATE/ZIP : CA  92675
    MORTGAGE AMOUNT :   525,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    524,580.17  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,537.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,688,600.00
                               P & I AMT:     11,390.45  UPB AMT:   1,687,250.62
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          203
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031966195     MORTGAGORS: LEATHERMAN           DAVID
                               VALDOVINOS           ERNIE
    REGION CODE    ADDRESS   : 616 SAPPHIRE STREET
        01         CITY      :    REDONDO BEACH
                   STATE/ZIP : CA  90277
    MORTGAGE AMOUNT :   290,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    289,750.32  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,880.93  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 48.33300
    ----------------------------------------------------------------------------
0   0031966450     MORTGAGORS: DEMPSEY              GERALD

    REGION CODE    ADDRESS   : 10 CANTERBURY STREET
        01         CITY      :    ANDOBER
                   STATE/ZIP : MA  01810
    MORTGAGE AMOUNT :   261,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    261,046.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,782.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------------------
0   0031966534     MORTGAGORS: LIU                  JAY
                               BI                   ANNIE
    REGION CODE    ADDRESS   : 4425 HAMPSHIRE PLACE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95136
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,771.72  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,072.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------------------
0   0031966823     MORTGAGORS: VANCLEAVE            WILLIAM
                               VANCLEAVE            SYDNIE
    REGION CODE    ADDRESS   : 2950 EAST DUNNE AVENUE
        01         CITY      :    MORGAN HILL
                   STATE/ZIP : CA  95037
    MORTGAGE AMOUNT :   283,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    282,784.65  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,954.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 61.52100
    ----------------------------------------------------------------------------
0   0031966856     MORTGAGORS: MARKEL               RONALD
                               MARKEL               DINORAH
    REGION CODE    ADDRESS   : 14 BLACKHAWK
        01         CITY      :    COTO DE CAZA
                   STATE/ZIP : CA  92679
    MORTGAGE AMOUNT :   347,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    346,742.47  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,426.28  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 62.07500
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,481,250.00
                               P & I AMT:     10,116.05  UPB AMT:   1,480,095.36
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          204
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031966880     MORTGAGORS: HANSEN               BEVERLY

    REGION CODE    ADDRESS   : 3343 AMERICAN RIVER DRIVE
        01         CITY      :    SACRAMENTO
                   STATE/ZIP : CA  95864
    MORTGAGE AMOUNT :   392,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    391,401.60  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,707.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031966922     MORTGAGORS: AMOS                 CHARLES
                               AMOS                 SHARON
    REGION CODE    ADDRESS   : 30033 KNOLL VIEW DRIVE
        01         CITY      :    RANCHO PALOS VERDES
                   STATE/ZIP : CA  90275
    MORTGAGE AMOUNT :   399,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    398,664.79  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,621.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 58.24800
    ----------------------------------------------------------------------------
0   0031966955     MORTGAGORS: BALDONADO            PAUL
                               BALDONADO            GEMMA
    REGION CODE    ADDRESS   : 16169 AVENIDA SAN MIGUEL
        01         CITY      :    LA MIRADA
                   STATE/ZIP : CA  90638
    MORTGAGE AMOUNT :   353,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    352,710.65  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,348.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 88.47100
    ----------------------------------------------------------------------------
0   0031966989     MORTGAGORS: ALEXANDER            JAMES
                               ALEXANDER            CAROL
    REGION CODE    ADDRESS   : 7 AVIGNON
        01         CITY      :    IRVINE
                   STATE/ZIP : CA  92606
    MORTGAGE AMOUNT :   338,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    337,742.80  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,334.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 66.27400
    ----------------------------------------------------------------------------
0   0031967011     MORTGAGORS: CHAR                 SRIKANT
                               CHAR                 ANNIE
    REGION CODE    ADDRESS   : 23 ARIZONA
        01         CITY      :    IRVINE
                   STATE/ZIP : CA  09606
    MORTGAGE AMOUNT :   356,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    355,708.19  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,368.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   03/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 69.94400
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,838,000.00
                               P & I AMT:     12,380.09  UPB AMT:   1,836,228.03
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          205
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031967037     MORTGAGORS: MAYA                 JOHNNIE
                               MAYA                 PATRICIA
    REGION CODE    ADDRESS   : 4582 VICTORIA COURT
        01         CITY      :    CYPRESS
                   STATE/ZIP : CA  90630
    MORTGAGE AMOUNT :   335,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    334,449.19  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,228.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 78.82300
    ----------------------------------------------------------------------------
0   0031967268     MORTGAGORS: NABAL                EDWIN
                               NABAL                MONIQUE
    REGION CODE    ADDRESS   : 1054 NORTH ANTONIO CIRCLE
        01         CITY      :    ORANGE
                   STATE/ZIP : CA  92869
    MORTGAGE AMOUNT :   402,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    401,721.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,643.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031967326     MORTGAGORS: GORSHOW              STEPHEN
                               GORSHOW              KATHERINE
    REGION CODE    ADDRESS   : 11570 EAST DORADO AVENUE
        01         CITY      :    ENGLEWOOD
                   STATE/ZIP : CO  80111
    MORTGAGE AMOUNT :   335,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    334,925.24  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,230.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031967375     MORTGAGORS: BAGLEY               WORTH

    REGION CODE    ADDRESS   : 408 PACIFIC AVENUE
        01         CITY      :    SOLANA BEACH
                   STATE/ZIP : CA  92075
    MORTGAGE AMOUNT :   553,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    552,155.83  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,819.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 70.00000
    ----------------------------------------------------------------------------
0   0031967409     MORTGAGORS: SEILNACHT            MICHAEL
                               DELFINO-SEILNACHT    CARMELA
    REGION CODE    ADDRESS   : 5423 MIDDAY COMMON
        01         CITY      :    FREMONT
                   STATE/ZIP : CA  94555
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    319,227.73  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,155.90  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 71.91011
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,945,600.00
                               P & I AMT:     13,077.69  UPB AMT:   1,942,479.91
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          206
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031967417     MORTGAGORS: WESSELS              FRANK
                               WESSELS              CATHARINA
    REGION CODE    ADDRESS   : 508 PINE STREET
        01         CITY      :    APTOS,
                   STATE/ZIP : CA  95003
    MORTGAGE AMOUNT :   247,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    247,093.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,646.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------------------
0   0031967565     MORTGAGORS: SEELEY               DAVID
                               DAURIE               SHELBY
    REGION CODE    ADDRESS   : 35650 PALOMARES ROAD
        01         CITY      :    CASTRO VALLEY
                   STATE/ZIP : CA  94552
    MORTGAGE AMOUNT :   440,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    439,665.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,038.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031967607     MORTGAGORS: MURPHY               OWEN
                               MURPHY               SUSAN
    REGION CODE    ADDRESS   : 4981 MARIN DRIVE
        01         CITY      :    OCEANSIDE
                   STATE/ZIP : CA  92056
    MORTGAGE AMOUNT :   256,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    256,298.17  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,749.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   02/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------------------
0   0031967664     MORTGAGORS: JUENGERT             LAURIE

    REGION CODE    ADDRESS   : 1901 GRANT STREET
        01         CITY      :    BERKELEY
                   STATE/ZIP : CA  94703
    MORTGAGE AMOUNT :   302,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    302,186.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,166.43  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031968050     MORTGAGORS: LUTZ                 WILLIAM
                               LUTZ                 P
    REGION CODE    ADDRESS   : 2223 NORTH WISTERIA LANE
        01         CITY      :    ORANGE
                   STATE/ZIP : CA  92867
    MORTGAGE AMOUNT :   339,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    338,735.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,312.58  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 67.80000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,585,400.00
                               P & I AMT:     10,914.38  UPB AMT:   1,583,978.57
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          207
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031968324     MORTGAGORS: MACDONALD            DAVID

    REGION CODE    ADDRESS   : 7626 EAST MERCER WAY
        01         CITY      :    MERCER ISLAND
                   STATE/ZIP : WA  98040
    MORTGAGE AMOUNT :   650,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    649,453.85  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,270.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 50.98000
    ----------------------------------------------------------------------------
0   0031968522     MORTGAGORS: BRACKEN              LINDA

    REGION CODE    ADDRESS   : 357 MIRA MAR
        01         CITY      :    LONG BEACH
                   STATE/ZIP : CA  90814
    MORTGAGE AMOUNT :   264,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,808.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,868.58  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 74.36600
    ----------------------------------------------------------------------------
0   0031968837     MORTGAGORS: REID                 RYAN
                               REID                 PATTY
    REGION CODE    ADDRESS   : 4087 FARMDALE AVENUE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  91604
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    349,720.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,358.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 77.77700
    ----------------------------------------------------------------------------
0   0031969231     MORTGAGORS: FONTILEA             PHILIP
                               WOODWARD             DEBRA
    REGION CODE    ADDRESS   : 801 INTREPID LANE
        01         CITY      :    REDWOOD SHORES
                   STATE/ZIP : CA  94065
    MORTGAGE AMOUNT :   388,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    387,712.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,712.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031969348     MORTGAGORS: WILSON               DENNIS
                               WILSON               JUDY
    REGION CODE    ADDRESS   : 5460 LA GRANDE
        01         CITY      :    YORBA LINDA
                   STATE/ZIP : CA  92887
    MORTGAGE AMOUNT :   471,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    470,841.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,254.46  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   2,123,200.00
                               P & I AMT:     14,464.05  UPB AMT:   2,121,536.39
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          208
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031969686     MORTGAGORS: KENNEDY              DAN

    REGION CODE    ADDRESS   : 1201 FM 2722
        01         CITY      :    NEW BRAUNFELS
                   STATE/ZIP : TX  78132
    MORTGAGE AMOUNT :   274,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    274,274.99  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,826.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------------------
0   0031969785     MORTGAGORS: JONES                JOHN
                               JONES                PATRICIA
    REGION CODE    ADDRESS   : 104 WELDIN PARK DRIVE
        01         CITY      :    WILMINGTON
                   STATE/ZIP : DE  19803
    MORTGAGE AMOUNT :   271,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    271,477.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,807.63  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------------------
0   0031969884     MORTGAGORS: JACKSON              ROBERT
                               DALVIT-JACKSON       SHERRI
    REGION CODE    ADDRESS   : 3334 EAST 109TH STREET
        01         CITY      :    TULSA
                   STATE/ZIP : OK  74137
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    349,424.54  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,328.56  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 70.56400
    ----------------------------------------------------------------------------
0   0031969892     MORTGAGORS: BURLEY               PATRICK
                               BURLEY               ANNE
    REGION CODE    ADDRESS   : 5296 CHARLES COURT
        01         CITY      :    CARMEL
                   STATE/ZIP : IN  46033
    MORTGAGE AMOUNT :   315,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    314,182.74  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,123.56  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031969900     MORTGAGORS: WILSON               JAMES
                               WILSON               PAMALA
    REGION CODE    ADDRESS   : 10752 E CARIBBEAN LANE
        01         CITY      :    SCOTTSDALE
                   STATE/ZIP : AZ  85259
    MORTGAGE AMOUNT :   313,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    312,861.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,139.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.99700
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,525,000.00
                               P & I AMT:     10,225.31  UPB AMT:   1,522,221.22
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          209
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031969918     MORTGAGORS: BENJAMIN             CHRISTOPHER
                               BENJAMIN             MELISSA
    REGION CODE    ADDRESS   : 5737 HALEOLA STREET
        01         CITY      :    HONOLULU
                   STATE/ZIP : HI  96821
    MORTGAGE AMOUNT :   375,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    374,352.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,432.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 74.25700
    ----------------------------------------------------------------------------
0   0031969934     MORTGAGORS: BRUNNER              RICHARD
                               BRUNNER              MARY
    REGION CODE    ADDRESS   : 505 EVENING STAR LANE
        01         CITY      :    BOZEMAN
                   STATE/ZIP : MT  59715
    MORTGAGE AMOUNT :   344,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    343,788.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,350.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 74.99400
    ----------------------------------------------------------------------------
0   0031969942     MORTGAGORS: KIRBY                KEITH
                               KIRBY                KAREN
    REGION CODE    ADDRESS   : 1 ANNA ROSE COURT
        01         CITY      :    BLOOMINGDALE
                   STATE/ZIP : NJ  07403
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,542.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,072.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------------------
0   0031969967     MORTGAGORS: BENEDETTO            ROCCO
                               BENEDETTO            MAUREEN
    REGION CODE    ADDRESS   : 34959 N 81ST STREET
        01         CITY      :    SCOTTSDALE
                   STATE/ZIP : AZ  85262
    MORTGAGE AMOUNT :   391,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    389,097.91  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,601.34  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 79.55300
    ----------------------------------------------------------------------------
0   0031969975     MORTGAGORS: BALLARD              KEVIN
                               BALLARD              ELIZABETH
    REGION CODE    ADDRESS   : 4022 TERNEZ DRIVE
        01         CITY      :    MOORPARK
                   STATE/ZIP : CA  93021
    MORTGAGE AMOUNT :   312,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    311,498.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,102.00  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,722,600.00
                               P & I AMT:     11,558.39  UPB AMT:   1,718,279.93
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          210
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031969991     MORTGAGORS: BECK                 RICHARD
                               BECK                 TAMARA
    REGION CODE    ADDRESS   : 347 E WINDMERE DRIVE
        01         CITY      :    PHOENIX
                   STATE/ZIP : AZ  85048
    MORTGAGE AMOUNT :   462,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    461,776.22  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,155.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 50.00000
    ----------------------------------------------------------------------------
0   0031970007     MORTGAGORS: ZIMMERMAN            JAMES
                               ZIMMERMAN            CLAUDIA
    REGION CODE    ADDRESS   : 408 BAYLOR DRIVE
        01         CITY      :    WOODLAND
                   STATE/ZIP : CA  95695
    MORTGAGE AMOUNT :   297,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    296,498.56  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,951.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------------------
0   0031970023     MORTGAGORS: GILL                 CHRISTOPHER
                               GILL                 HILARY
    REGION CODE    ADDRESS   : 2328 WALNUT GROVE AVENUE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95128
    MORTGAGE AMOUNT :   344,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    343,868.12  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,322.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------------------
0   0031970031     MORTGAGORS: STANLEY              KENNETH
                               STANLEY              GAIL
    REGION CODE    ADDRESS   : 7020 OAKWOOD PINES DRIVE
        01         CITY      :    FLAGSTAFF
                   STATE/ZIP : AZ  86004
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,340.74  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,910.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 70.00000
    ----------------------------------------------------------------------------
0   0031970056     MORTGAGORS: TARVER               PHILIP
                               TARVER               DEWANNA
    REGION CODE    ADDRESS   : 4428 IHLES ROAD
        01         CITY      :    LAKE CHARLES
                   STATE/ZIP : LA  70605
    MORTGAGE AMOUNT :   257,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    256,617.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,796.98  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 76.71600
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,641,200.00
                               P & I AMT:     11,135.54  UPB AMT:   1,638,100.99
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          211
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031970072     MORTGAGORS: WALKER               BARRY

    REGION CODE    ADDRESS   : 11430 GAME PRESERVE ROAD
        01         CITY      :    GAITHERSBURG
                   STATE/ZIP : MD  20878
    MORTGAGE AMOUNT :   314,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    313,520.67  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,168.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 83.73300
    ----------------------------------------------------------------------------
0   0031970080     MORTGAGORS: ECKMAN               CHARLES
                               ECKMAN               DANELLE
    REGION CODE    ADDRESS   : 4802 W AVENIDA DEL REY
        01         CITY      :    PHOENIX
                   STATE/ZIP : AZ  85310
    MORTGAGE AMOUNT :   322,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    319,816.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,301.57  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   11/01/23
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 75.76400
    ----------------------------------------------------------------------------
0   0031970106     MORTGAGORS: BARTON               DENNIS
                               BARTON               JANET
    REGION CODE    ADDRESS   : 12530 RIDGEMOOR DRIVE
        01         CITY      :    PROSPECT
                   STATE/ZIP : KY  40059
    MORTGAGE AMOUNT :   272,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    271,343.56  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,832.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 64.45400
    ----------------------------------------------------------------------------
0   0031970114     MORTGAGORS: LAKE                 DAVID
                               LAKE                 TERESA
    REGION CODE    ADDRESS   : 1582 EAST ADAMS PARK DRIVE
        01         CITY      :    COVINA
                   STATE/ZIP : CA  91724
    MORTGAGE AMOUNT :   256,450.00  OPTION TO CONVERT :
    UNPAID BALANCE :    256,048.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,749.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 94.99900
    ----------------------------------------------------------------------------
0   0031970122     MORTGAGORS: DYSON                CHARLOTTE

    REGION CODE    ADDRESS   : 13013 OTSEGO STREET
        01         CITY      :    SHERMAN OAKS
                   STATE/ZIP : CA  91423
    MORTGAGE AMOUNT :   253,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    252,383.91  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,704.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 59.52900
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,417,450.00
                               P & I AMT:      9,756.76  UPB AMT:   1,413,113.53
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          212
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031970148     MORTGAGORS: TAYLOR               TIMOTHY
                               TAYLOR               KELLI
    REGION CODE    ADDRESS   : 726 MOCKINGBIRD PLACE
        01         CITY      :    DAVIS
                   STATE/ZIP : CA  95616
    MORTGAGE AMOUNT :   394,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    393,735.41  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,590.93  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 85.00000
    ----------------------------------------------------------------------------
0   0031970155     MORTGAGORS: BAGDON               STEPHEN
                               BAGDON               BARBARA
    REGION CODE    ADDRESS   : 10978 E BECK LANE
        01         CITY      :    SCOTTSDALE
                   STATE/ZIP : AZ  85259
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    399,081.27  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,762.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 89.88700
    ----------------------------------------------------------------------------
0   0031970163     MORTGAGORS: GRIMSLEY             IAN
                               GRIMSLEY             SANDRA
    REGION CODE    ADDRESS   : 256 YARMOUTH ST
        01         CITY      :    NORFOLK
                   STATE/ZIP : VA  23510
    MORTGAGE AMOUNT :   246,215.00  OPTION TO CONVERT :
    UNPAID BALANCE :    245,620.50  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,658.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 91.52900
    ----------------------------------------------------------------------------
0   0031970189     MORTGAGORS: KRAKOFF              DAVID
                               KRAKOFF              LINDA
    REGION CODE    ADDRESS   : 4500 JENKINS WAY
        01         CITY      :    DOUGLASVILLE
                   STATE/ZIP : GA  30135
    MORTGAGE AMOUNT :   256,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    255,132.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,681.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031970197     MORTGAGORS: INGENITO             CHARLES

    REGION CODE    ADDRESS   : 58 ROBERT COURT
        01         CITY      :    WYCKOFF
                   STATE/ZIP : NJ  07481
    MORTGAGE AMOUNT :   356,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    355,161.81  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,428.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,652,615.00
                               P & I AMT:     11,122.72  UPB AMT:   1,648,731.28
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          213
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031970205     MORTGAGORS: PACARRO              GARY
                               PACARRO              GWEN
    REGION CODE    ADDRESS   : 501 PAOKANO LOOP
        01         CITY      :    KAILUA
                   STATE/ZIP : HI  96734
    MORTGAGE AMOUNT :   452,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    450,931.74  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,083.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031970221     MORTGAGORS: MULLIGAN             MAURY

    REGION CODE    ADDRESS   : 5407 SPRINGLAKE WAY
        01         CITY      :    BALTIMORE CITY
                   STATE/ZIP : MD  21212
    MORTGAGE AMOUNT :   269,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    269,065.01  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,839.83  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 89.90000
    ----------------------------------------------------------------------------
0   0031970247     MORTGAGORS: ANTHONY              TOM
                               ANTHONY              DONNA
    REGION CODE    ADDRESS   : 18519 CENTER STREET
        01         CITY      :    CASTRO VALLEY
                   STATE/ZIP : CA  94546
    MORTGAGE AMOUNT :   302,850.00  OPTION TO CONVERT :
    UNPAID BALANCE :    302,352.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,014.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------------------
0   0031970254     MORTGAGORS: REED                 TIMOTHY
                               REED                 NONA
    REGION CODE    ADDRESS   : 321 FAIRVIEW ROAD
        01         CITY      :    OJAI
                   STATE/ZIP : CA  93023
    MORTGAGE AMOUNT :   318,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    317,695.36  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,147.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------------------
0   0031970270     MORTGAGORS: MILLIGAN             DEAN
                               MILLIGAN             JODI
    REGION CODE    ADDRESS   : 1432 RANCHO HILLS DRIVE
        01         CITY      :    CHINO HILLS
                   STATE/ZIP : CA  91709
    MORTGAGE AMOUNT :   284,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    283,262.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,842.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,627,300.00
                               P & I AMT:     10,927.64  UPB AMT:   1,623,306.49
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          214
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031970296     MORTGAGORS: OLDHAM               JACKSON

    REGION CODE    ADDRESS   : 5291 GARDEN HIGHWAY
        01         CITY      :    SACRAMENTO
                   STATE/ZIP : CA  95837
    MORTGAGE AMOUNT :   450,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    449,241.73  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,956.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 64.28500
    ----------------------------------------------------------------------------
0   0031970304     MORTGAGORS: SORENSON             PERRY
                               SORENSON             SALLY
    REGION CODE    ADDRESS   : 702 PALEKAUA PLACE
        01         CITY      :    HONOLULU
                   STATE/ZIP : HI  96816
    MORTGAGE AMOUNT :   900,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    898,520.25  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,987.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   015
    LTV :                 69.76700
    ----------------------------------------------------------------------------
0   0031970312     MORTGAGORS: LUDDEKE              JOHN
                               LUDDEKE              BELINDA
    REGION CODE    ADDRESS   : 6206 TOULON DRIVE
        01         CITY      :    CORPUS CHRISTI
                   STATE/ZIP : TX  78414
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    348,835.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,387.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 78.06700
    ----------------------------------------------------------------------------
0   0031970346     MORTGAGORS: SEARBY               PAUL
                               SEARBY               MARY
    REGION CODE    ADDRESS   : 12418 FRANCEL LANE
        01         CITY      :    CYPRESS
                   STATE/ZIP : TX  77429
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    399,358.36  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,694.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 85.10600
    ----------------------------------------------------------------------------
0   0031970353     MORTGAGORS: POLLACK              MICHAEL
                               POLLACK              CHERYL
    REGION CODE    ADDRESS   : 134 S DIAMOND KEY COURT
        01         CITY      :    GILBERT
                   STATE/ZIP : AZ  85233
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,220.74  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,945.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 51.72413
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   2,400,000.00
                               P & I AMT:     15,972.19  UPB AMT:   2,395,176.65
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          215
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031970379     MORTGAGORS: GALIK                ANNETTE

    REGION CODE    ADDRESS   : 2648 YORKTOWN PLACE
        01         CITY      :    HOUSTON
                   STATE/ZIP : TX  77056
    MORTGAGE AMOUNT :   288,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    286,746.79  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,015.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 87.20100
    ----------------------------------------------------------------------------
0   0031970387     MORTGAGORS: KYMINAS              RALPH
                               KYMINAS              LINDA
    REGION CODE    ADDRESS   : 805 AQUITAINE COURT
        01         CITY      :    LAS VEGAS
                   STATE/ZIP : NV  89128
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,387.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,773.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 47.25100
    ----------------------------------------------------------------------------
0   0031970411     MORTGAGORS: BUCCI                MICHAEL
                               BUCCI                JULIE
    REGION CODE    ADDRESS   : 9974 WATERCREST DRIVE
        01         CITY      :    NOBLESVILLE
                   STATE/ZIP : IN  46060
    MORTGAGE AMOUNT :   276,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    275,565.64  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,907.64  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 86.31200
    ----------------------------------------------------------------------------
0   0031970478     MORTGAGORS: GOYDA                MICHAEL
                               GOYDA                TINA
    REGION CODE    ADDRESS   : 8050 GREEN PASTURE AVENUE,
        01         CITY      :    LAS VEGAS,
                   STATE/ZIP : NV  89129
    MORTGAGE AMOUNT :   247,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    247,017.65  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,503.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.12500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      6.12500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------------------
0   0031970544     MORTGAGORS: RICHMAN              SID
                               RICHMAN              BEATRIX
    REGION CODE    ADDRESS   : 1526-1528 SOUTH CAMDEN AVENUE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90025
    MORTGAGE AMOUNT :   341,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    340,652.67  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,298.73  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 66.90100
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,413,100.00
                               P & I AMT:      9,499.01  UPB AMT:   1,409,370.59
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          216
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031970627     MORTGAGORS: HENRY                DANIEL
                               HENRY                MARCIA
    REGION CODE    ADDRESS   : 1815 PORT STANHOPE PLACE
        01         CITY      :    NEWPORT BEACH
                   STATE/ZIP : CA  92660
    MORTGAGE AMOUNT :   490,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    489,588.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,218.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 67.12300
    ----------------------------------------------------------------------------
0   0031971484     MORTGAGORS: VASS                 PHILIP
                               VASS                 KAREN
    REGION CODE    ADDRESS   : 33 PEMBROKE LANE
        01         CITY      :    LAGUNA NIGUEL
                   STATE/ZIP : CA  92677
    MORTGAGE AMOUNT :   495,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    494,594.25  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,293.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 66.00000
    ----------------------------------------------------------------------------
0   0031971500     MORTGAGORS: MACRAE               EMILY
                               MACRAE               WILLIAM
    REGION CODE    ADDRESS   : 11046 BARMAN AVENUE
        01         CITY      :    CULVER CITY
                   STATE/ZIP : CA  90230
    MORTGAGE AMOUNT :   251,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,049.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,692.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------------------
0   0031971518     MORTGAGORS: MCKEE                TIMOTHY
                               MCKEE                MICHELLE
    REGION CODE    ADDRESS   : 7105 ASHLEY DRIVE
        01         CITY      :    HUNTINGTON BEACH
                   STATE/ZIP : CA  92648
    MORTGAGE AMOUNT :   348,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    347,700.38  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,257.12  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 74.04255
    ----------------------------------------------------------------------------
0   0031971740     MORTGAGORS: KITCHIN              CHRISTIAN

    REGION CODE    ADDRESS   : 2011 THIRD STREET #3
        01         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94107
    MORTGAGE AMOUNT :   297,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    297,073.41  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,905.57  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,881,850.00
                               P & I AMT:     12,367.62  UPB AMT:   1,880,005.45
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          217
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031971989     MORTGAGORS: TODD                 DANIEL
                               TODD                 VIRGINIA
    REGION CODE    ADDRESS   : 4648 PARKWOOD DRIVE
        01         CITY      :    ROCKWALL
                   STATE/ZIP : TX  75032
    MORTGAGE AMOUNT :   285,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    284,531.42  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,896.11  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 64.04400
    ----------------------------------------------------------------------------
0   0031971997     MORTGAGORS: NORWITZ              ERROL
                               HESS                 ANN
    REGION CODE    ADDRESS   : 29 HOPE STREET
        01         CITY      :    NEWTON
                   STATE/ZIP : MA  02466
    MORTGAGE AMOUNT :   309,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    308,528.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,134.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 82.40000
    ----------------------------------------------------------------------------
0   0031972078     MORTGAGORS: LIEBERMAN            ALLEN
                               LIEBERMAN            NORA
    REGION CODE    ADDRESS   : 48 SAINT STEPHENS SCHOOL ROAD
        01         CITY      :    AUSTIN
                   STATE/ZIP : TX  78746
    MORTGAGE AMOUNT :   460,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    458,440.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,021.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 69.69600
    ----------------------------------------------------------------------------
0   0031972086     MORTGAGORS: AHMADI               ABDOLREZA
                               AHMADI               LILI
    REGION CODE    ADDRESS   : 722 NORTH MANSFIELD AVENUE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90038
    MORTGAGE AMOUNT :   301,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    301,270.58  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,082.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 79.97300
    ----------------------------------------------------------------------------
0   0031972110     MORTGAGORS: KRAVITZ              SAUL
                               KRAVITZ              BERYL
    REGION CODE    ADDRESS   : 1386 STRATTON DRIVE
        01         CITY      :    POTOMAC
                   STATE/ZIP : MD  20854
    MORTGAGE AMOUNT :   242,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    241,218.99  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,630.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 78.06400
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,597,500.00
                               P & I AMT:     10,764.96  UPB AMT:   1,593,990.15
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          218
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031972128     MORTGAGORS: CAHILL               THOMAS
                               DEYLE                TRACY
    REGION CODE    ADDRESS   : 2261 BUSH STREET,# 6
        01         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94115
    MORTGAGE AMOUNT :   391,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    390,879.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,602.67  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031972136     MORTGAGORS: PRUITT               ANDRE
                               PRUITT               KIM
    REGION CODE    ADDRESS   : 10415 CROSSING CREEK ROAD
        01         CITY      :    POTOMAC
                   STATE/ZIP : MD  20854
    MORTGAGE AMOUNT :   279,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    278,558.72  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,928.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031972151     MORTGAGORS: KRISTO               MARK
                               KRISTO               MARYBETH
    REGION CODE    ADDRESS   : 14338 DOVE DRIVE
        01         CITY      :    CARMEL
                   STATE/ZIP : IN  46033
    MORTGAGE AMOUNT :   254,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    253,602.51  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,732.73  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 72.98800
    ----------------------------------------------------------------------------
0   0031972169     MORTGAGORS: BAYNEUM              JOANN

    REGION CODE    ADDRESS   : 105 CRESTWICKE TRACE
        01         CITY      :    ATLANTA
                   STATE/ZIP : GA  30319
    MORTGAGE AMOUNT :   320,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    319,807.01  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,132.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 61.06600
    ----------------------------------------------------------------------------
0   0031972409     MORTGAGORS: LEWIS                LARRY

    REGION CODE    ADDRESS   : 24736 KINGS ROAD
        01         CITY      :    LAGUNA NIGUEL
                   STATE/ZIP : CA  92677
    MORTGAGE AMOUNT :   347,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    346,708.47  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,279.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 76.26300
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,592,000.00
                               P & I AMT:     10,676.28  UPB AMT:   1,589,556.04
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          219
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031972417     MORTGAGORS: SMITH                JETT

    REGION CODE    ADDRESS   : 59-340 OLOMANA ROAD
        01         CITY      :    KAMUELA
                   STATE/ZIP : HI  96743
    MORTGAGE AMOUNT :   620,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    619,491.78  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,124.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 51.66600
    ----------------------------------------------------------------------------
0   0031972581     MORTGAGORS: PICA                 DENNIS
                               PICA                 BEVERLY
    REGION CODE    ADDRESS   : 10351 ARNWOOD ROAD
        01         CITY      :    SYLMAR AREA, LOS ANGELES
                   STATE/ZIP : CA  91342
    MORTGAGE AMOUNT :   261,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    260,786.06  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,736.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------------------
0   0031972607     MORTGAGORS: SMITH                DONALD
                               SMITH                LYNN
    REGION CODE    ADDRESS   : 3231 SANTA MONICA AVENUE
        01         CITY      :    FULLERTON
                   STATE/ZIP : CA  92835
    MORTGAGE AMOUNT :   265,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    264,777.36  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,740.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 72.60200
    ----------------------------------------------------------------------------
0   0031972706     MORTGAGORS: ECKERT               GREG

    REGION CODE    ADDRESS   : 295 WATERFORD LANE
        01         CITY      :    MAMMOTH LAKES
                   STATE/ZIP : CA  93546
    MORTGAGE AMOUNT :   380,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    379,390.42  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,560.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 62.29500
    ----------------------------------------------------------------------------
0   0031972854     MORTGAGORS: TUMANG               FLORENTINO

    REGION CODE    ADDRESS   : 163 DALLAS DRIVE
        01         CITY      :    BARTLETT
                   STATE/ZIP : IL  60103
    MORTGAGE AMOUNT :   254,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    254,411.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,780.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 94.83200
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,780,600.00
                               P & I AMT:     11,942.54  UPB AMT:   1,778,856.66
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          220
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031974165     MORTGAGORS: ZEBARI               HOLLY

    REGION CODE    ADDRESS   : 19251 WILLOW BROOK LANE
        01         CITY      :    TRABUCO CANYON (AREA)
                   STATE/ZIP : CA  92679
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,583.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,957.81  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 76.71200
    ----------------------------------------------------------------------------
0   0031974173     MORTGAGORS: BRILEY               ROBERT
                               BRILEY               SUSAN
    REGION CODE    ADDRESS   : 32105 41ST STREET WEST
        01         CITY      :    ACTON (AREA)
                   STATE/ZIP : CA  93510
    MORTGAGE AMOUNT :   416,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    415,332.68  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,802.67  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031974207     MORTGAGORS: ZHANG                PING
                               SUN                  LILLY
    REGION CODE    ADDRESS   : 1096 W REMINGTON DRIVE
        01         CITY      :    SUNNYVALE
                   STATE/ZIP : CA  94807
    MORTGAGE AMOUNT :   405,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    404,980.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,801.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031974256     MORTGAGORS: YOUSEFI              SHAHRIAR
                               YOUSEFI              SUSAN
    REGION CODE    ADDRESS   : 4715 HEAVEN AVENUE
        01         CITY      :    WOODLAND HILLS
                   STATE/ZIP : CA  91364
    MORTGAGE AMOUNT :   270,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    270,055.24  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,799.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 77.28500
    ----------------------------------------------------------------------------
0   0031974264     MORTGAGORS: SMITH                BARRY

    REGION CODE    ADDRESS   : 15205 VIA CORFINIO
        01         CITY      :    MORGAN HILL
                   STATE/ZIP : CA  95037
    MORTGAGE AMOUNT :   256,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    255,579.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,703.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 59.53400
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,628,100.00
                               P & I AMT:     11,064.69  UPB AMT:   1,625,530.92
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          221
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031974280     MORTGAGORS: TROK                 STEVEN
                               TROK                 DENISE
    REGION CODE    ADDRESS   : 26672 ALAMANDA
        01         CITY      :    MISSION VIEJO
                   STATE/ZIP : CA  92691
    MORTGAGE AMOUNT :   268,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    267,610.83  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,896.89  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 78.82300
    ----------------------------------------------------------------------------
0   0031974298     MORTGAGORS: MCNELLIS             RICK
                               MCNELLIS             ANITA
    REGION CODE    ADDRESS   : 1589 STAGECOACH CIRCLE
        01         CITY      :    ELIZABETH
                   STATE/ZIP : CO  80107
    MORTGAGE AMOUNT :   248,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    247,430.37  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,712.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031974330     MORTGAGORS: WILLIS               DONELL
                               WILLIS               LINDSEY
    REGION CODE    ADDRESS   : 6251 SIR FRANCIS DRAKE BLVD
        01         CITY      :    SAN GERONIMO
                   STATE/ZIP : CA  94963
    MORTGAGE AMOUNT :   245,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    244,653.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,755.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 61.25000
    ----------------------------------------------------------------------------
0   0031974348     MORTGAGORS: O'TOOLE              TIMOTHY
                               O'TOOLE              JUDITH
    REGION CODE    ADDRESS   : 4263 QUAIL RUN WAY
        01         CITY      :    DANVILLE
                   STATE/ZIP : CA  94506
    MORTGAGE AMOUNT :   538,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    537,798.06  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,765.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 69.49600
    ----------------------------------------------------------------------------
0   0031974363     MORTGAGORS: VINES                STEVEN

    REGION CODE    ADDRESS   : 4685 FOOTHILL ROAD
        01         CITY      :    VENTURA
                   STATE/ZIP : CA  93003
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,293.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,046.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 65.93400
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,599,600.00
                               P & I AMT:     11,177.48  UPB AMT:   1,596,785.96
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          222
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031974405     MORTGAGORS: PATEL                PIYUSH
                               DESAI                RAMILA
    REGION CODE    ADDRESS   : 8 TREESIDE COURT
        01         CITY      :    SOUTH SAN FRANCISCO
                   STATE/ZIP : CA  94080
    MORTGAGE AMOUNT :   337,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    337,044.91  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,246.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031974413     MORTGAGORS: POST                 JAMES
                               POST                 RHONDA
    REGION CODE    ADDRESS   : 26 STOW COURT
        01         CITY      :    SAN RAMON
                   STATE/ZIP : CA  94583
    MORTGAGE AMOUNT :   423,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    422,786.36  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,782.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 77.20500
    ----------------------------------------------------------------------------
0   0031974421     MORTGAGORS: LERMAN               ROBERT
                               LERMAN               SHARON
    REGION CODE    ADDRESS   : 9415 DUXBURY ROAD
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90034
    MORTGAGE AMOUNT :   500,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    499,217.53  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,410.89  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 76.92300
    ----------------------------------------------------------------------------
0   0031974546     MORTGAGORS: TAJI                 CHRISTOPHER
                               TAJI                 SHELLEY
    REGION CODE    ADDRESS   : 12840 ARABELLA STREET
        01         CITY      :    CERRITOS
                   STATE/ZIP : CA  90703
    MORTGAGE AMOUNT :   352,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    351,348.53  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,401.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031974579     MORTGAGORS: ZACCAGNINI           STEVEN
                               ZACCAGNINI           KIMBERLY
    REGION CODE    ADDRESS   : 33 GOLF VIEW DRIVE
        01         CITY      :    DOVE CANYON
                   STATE/ZIP : CA  92679
    MORTGAGE AMOUNT :   376,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    375,426.02  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,596.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,989,100.00
                               P & I AMT:     13,437.27  UPB AMT:   1,985,823.35
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          223
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031974595     MORTGAGORS: ABRAHAM              JACOB
                               ABRAHAM              ZUBEDA
    REGION CODE    ADDRESS   : 5019 NEW TRIER AVENUE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95136
    MORTGAGE AMOUNT :   324,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    323,916.98  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,268.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031974629     MORTGAGORS: DICKINSON            ROGER
                               DICKINSON            MARY
    REGION CODE    ADDRESS   : 216 SHEFFIELD LANE
        01         CITY      :    REDWOOD CITY
                   STATE/ZIP : CA  94061
    MORTGAGE AMOUNT :   338,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    337,430.45  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,220.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 54.08000
    ----------------------------------------------------------------------------
0   0031974645     MORTGAGORS: FERNS                JOHN

    REGION CODE    ADDRESS   : 3871 ARUBA CIRCLE
        01         CITY      :    HUNTINGTON BEACH
                   STATE/ZIP : CA  92649
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,765.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,046.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 50.00000
    ----------------------------------------------------------------------------
0   0031974652     MORTGAGORS: CARROLL              DUANE
                               CARROLL              HELEN
    REGION CODE    ADDRESS   : 163 LANCASTER ROAD
        01         CITY      :    WALNUT CREEK
                   STATE/ZIP : CA  94595
    MORTGAGE AMOUNT :   279,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    278,541.26  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,856.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 65.64700
    ----------------------------------------------------------------------------
0   0031974678     MORTGAGORS: HUTCHINSON           THOMAS
                               HUTCHINSON           LISA
    REGION CODE    ADDRESS   : 1312 WALNUT AVENUE
        01         CITY      :    MANHATTAN BEACH
                   STATE/ZIP : CA  90266
    MORTGAGE AMOUNT :   387,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    386,409.23  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,672.92  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 60.94400
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,628,400.00
                               P & I AMT:     11,064.33  UPB AMT:   1,626,063.89
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          224
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031974694     MORTGAGORS: HARRIS               PATRICK
                               HARRIS               TRACY
    REGION CODE    ADDRESS   : 4 FIELD POINT
        01         CITY      :    DOVE CANYON
                   STATE/ZIP : CA  92679
    MORTGAGE AMOUNT :   328,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    327,473.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,209.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031974777     MORTGAGORS: MAAHS                CHARLES
                               MAAHS                MARTHA
    REGION CODE    ADDRESS   : 5151 MARYLAND AVENUE
        01         CITY      :    GLENDALE
                   STATE/ZIP : CA  91214
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    269,617.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,934.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 88.52400
    ----------------------------------------------------------------------------
0   0031974793     MORTGAGORS: WAGNER               RONALD
                               WAGNER               KAREN
    REGION CODE    ADDRESS   : 1545 WEDGEWOOD DRIVE
        01         CITY      :    HILLSBOROUGH
                   STATE/ZIP : CA  94010
    MORTGAGE AMOUNT :   333,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    332,740.23  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,271.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 37.41500
    ----------------------------------------------------------------------------
0   0031974801     MORTGAGORS: MAGNUS               MARK
                               MAGNUS               SANDRA
    REGION CODE    ADDRESS   : 4965 STAR MINE COURT
        01         CITY      :    ANTIOCH
                   STATE/ZIP : CA  94509
    MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    274,547.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,829.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 85.93700
    ----------------------------------------------------------------------------
0   0031974819     MORTGAGORS: RASSP                GREGORY
                               RASSP                CATHIE
    REGION CODE    ADDRESS   : 17658 HEVER CIRCLE
        01         CITY      :    FOUNTAIN VALLEY
                   STATE/ZIP : CA  92708
    MORTGAGE AMOUNT :   304,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    304,630.99  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,952.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 69.29500
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,510,900.00
                               P & I AMT:     10,197.67  UPB AMT:   1,509,010.53
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          225
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031974868     MORTGAGORS: MC KEY               LLOYD
                               MC KEY               DONNA
    REGION CODE    ADDRESS   : 1845 ALTAMONT CIRCLE
        01         CITY      :    LIVERMORE
                   STATE/ZIP : CA  94550
    MORTGAGE AMOUNT :   256,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    255,568.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,681.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 74.92700
    ----------------------------------------------------------------------------
0   0031974900     MORTGAGORS: KIEVIT               MARK
                               KIEVIT               CARLA
    REGION CODE    ADDRESS   : 8440 WHITE OAK AVENUE
        01         CITY      :    NORTHRIDGE
                   STATE/ZIP : CA  91325
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,593.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,981.83  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 72.72700
    ----------------------------------------------------------------------------
0   0031974991     MORTGAGORS: JACKLIN              KELLY
                               LAUW                 YUN
    REGION CODE    ADDRESS   : 20630 GARDENSIDE CIRCLE
        01         CITY      :    CUPERTINO
                   STATE/ZIP : CA  95014
    MORTGAGE AMOUNT :   332,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    332,239.22  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,186.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031975022     MORTGAGORS: MASUKAWA             DEAN
                               MASUKAWA             KIMBERLEY
    REGION CODE    ADDRESS   : 9872 NOVARA LANE
        01         CITY      :    CYPRESS
                   STATE/ZIP : CA  90630
    MORTGAGE AMOUNT :   257,150.00  OPTION TO CONVERT :
    UNPAID BALANCE :    256,939.21  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,710.83  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 63.49300
    ----------------------------------------------------------------------------
0   0031975030     MORTGAGORS: HAMILTON             WILLIAM

    REGION CODE    ADDRESS   : 13768 HOWEN DRIVE
        01         CITY      :    SARATOGA
                   STATE/ZIP : CA  95070
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    349,465.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,417.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 44.30300
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,475,950.00
                               P & I AMT:      9,978.03  UPB AMT:   1,473,806.15
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          226
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031975063     MORTGAGORS: BRUNNER              JOSEPH

    REGION CODE    ADDRESS   : 6312 TURNBERRY CIRCLE
        01         CITY      :    HUNTINGTON BEACH
                   STATE/ZIP : CA  92648
    MORTGAGE AMOUNT :   536,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    535,201.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,747.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 74.96500
    ----------------------------------------------------------------------------
0   0031975071     MORTGAGORS: CRONIN               JOHN
                               RODGERS              NOREEN
    REGION CODE    ADDRESS   : 432 SADDLEBROOK LANE
        01         CITY      :    PLEASANT HILL
                   STATE/ZIP : CA  94523
    MORTGAGE AMOUNT :   348,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    347,707.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,286.12  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031975105     MORTGAGORS: COSTA                MARIO
                               COSTA                LOUANNE
    REGION CODE    ADDRESS   : 19322 BAYWATER LANE
        01         CITY      :    HUNTINGTON BEACH
                   STATE/ZIP : CA  92648
    MORTGAGE AMOUNT :   367,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    367,224.42  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,509.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.99100
    ----------------------------------------------------------------------------
0   0031975196     MORTGAGORS: PAPINEAU             JEFFREY

    REGION CODE    ADDRESS   : 3546 MILBURN STREET
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95148
    MORTGAGE AMOUNT :   340,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    339,427.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,233.56  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031975204     MORTGAGORS: STEVENS              DAVID

    REGION CODE    ADDRESS   : 638 MINNA STREET #3
        01         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94103
    MORTGAGE AMOUNT :   262,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    261,062.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,746.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 70.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,854,300.00
                               P & I AMT:     12,522.94  UPB AMT:   1,850,623.63
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          227
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031975246     MORTGAGORS: BATAC                ROLEX
                               BATAC                DELAILAH
    REGION CODE    ADDRESS   : 90 GRANDVIEW AVENUE
        01         CITY      :    DALY CITY
                   STATE/ZIP : CA  94015
    MORTGAGE AMOUNT :   255,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    255,290.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,699.85  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 89.64900
    ----------------------------------------------------------------------------
0   0031975360     MORTGAGORS: CHOY                 PATRICK

    REGION CODE    ADDRESS   : 6N404 MEDINAH ROAD
        01         CITY      :    MEDINAH
                   STATE/ZIP : IL  60143
    MORTGAGE AMOUNT :   307,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    306,495.23  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,042.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 79.74000
    ----------------------------------------------------------------------------
0   0031975626     MORTGAGORS: MORLA                JOSEPH
                               MORLA                ANA
    REGION CODE    ADDRESS   : 2216 PETTIGREW DRIVE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95148
    MORTGAGE AMOUNT :   267,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    266,760.68  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,777.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 79.98700
    ----------------------------------------------------------------------------
0   0031975634     MORTGAGORS: MARCH                CHRISTOPHER
                               MARCH                JENNIFER
    REGION CODE    ADDRESS   : 1062 IVY GLEN DRIVE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95133
    MORTGAGE AMOUNT :   313,850.00  OPTION TO CONVERT :
    UNPAID BALANCE :    313,321.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,061.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 79.98700
    ----------------------------------------------------------------------------
0   0031975659     MORTGAGORS: CRAIN                RODNEY
                               CRAIN                JUNE
    REGION CODE    ADDRESS   : 1044 IVY GLEN DRIVE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95133
    MORTGAGE AMOUNT :   325,650.00  OPTION TO CONVERT :
    UNPAID BALANCE :    325,152.88  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,249.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 79.99200
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,469,200.00
                               P & I AMT:      9,830.99  UPB AMT:   1,467,020.49
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          228
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031976087     MORTGAGORS: MATHUR               HARISH

    REGION CODE    ADDRESS   : 2217 WOODBURY LANE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95121
    MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    274,547.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,829.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 46.85500
    ----------------------------------------------------------------------------
0   0031976095     MORTGAGORS: MILLER               PATRICIA

    REGION CODE    ADDRESS   : 2236 QUAIL BLUFF LANE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95121
    MORTGAGE AMOUNT :   386,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    385,410.76  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,666.01  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 65.86500
    ----------------------------------------------------------------------------
0   0031976103     MORTGAGORS: PACIONI              KEN
                               LEE                  LILLIAN
    REGION CODE    ADDRESS   : 2225 QUAIL BLUFF COURT
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95121
    MORTGAGE AMOUNT :   390,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    389,389.68  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,660.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 71.10200
    ----------------------------------------------------------------------------
0   0031976137     MORTGAGORS: WIGGINS              RICHARD
                               WIGGINS              PATRICIA
    REGION CODE    ADDRESS   : 8612 STONEHOUSE DRIVE
        01         CITY      :    ELLICOTT CITY
                   STATE/ZIP : MD  21043
    MORTGAGE AMOUNT :   288,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,901.98  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,870.56  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 79.98400
    ----------------------------------------------------------------------------
0   0031976152     MORTGAGORS: KHAN                 MASOOD
                               KHAN                 SEEMI
    REGION CODE    ADDRESS   : 2242 QUAIL BLUFF LANE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95121
    MORTGAGE AMOUNT :   407,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    407,077.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,815.89  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 79.99500
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,747,100.00
                               P & I AMT:     11,842.54  UPB AMT:   1,744,327.89
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          229
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031976178     MORTGAGORS: MARTINEZ             RICHARD
                               MARTINEZ             VERONICA
    REGION CODE    ADDRESS   : 18731 STRATTON LANE
        01         CITY      :    HUNTINGTON BEACH
                   STATE/ZIP : CA  92648
    MORTGAGE AMOUNT :   340,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    339,714.36  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,233.56  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 73.11800
    ----------------------------------------------------------------------------
0   0031976186     MORTGAGORS: ENG                  MICHAEL
                               ENG                  CAROL
    REGION CODE    ADDRESS   : 7411 WEST 81ST STREET
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90045
    MORTGAGE AMOUNT :   365,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    364,685.74  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,367.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 72.70900
    ----------------------------------------------------------------------------
0   0031976236     MORTGAGORS: BENAK                MARK
                               BENAK                EMILY
    REGION CODE    ADDRESS   : 8675 RIO GRANDE BLVD NW
        01         CITY      :    ALBUQUERQUE
                   STATE/ZIP : NM  87114
    MORTGAGE AMOUNT :   288,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,752.03  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,867.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031976293     MORTGAGORS: HAWK                 STEVE
                               PENNA                JULIE
    REGION CODE    ADDRESS   : 19139 OWEN WAY
        01         CITY      :    CERRITOS
                   STATE/ZIP : CA  90703
    MORTGAGE AMOUNT :   304,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    303,750.81  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,022.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031976301     MORTGAGORS: IESBERTS             INGEMAR

    REGION CODE    ADDRESS   : 1037 BEAVER LANE
        01         CITY      :    LAKE ARROWHEAD
                   STATE/ZIP : CA  92352
    MORTGAGE AMOUNT :   356,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    356,093.14  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,311.61  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 79.55300
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,653,400.00
                               P & I AMT:     10,803.05  UPB AMT:   1,651,996.08
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          230
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031976343     MORTGAGORS: HESS                 ROGER
                               HO                   KIM
    REGION CODE    ADDRESS   : 25092 PERCH DRIVE
        01         CITY      :    DANA POINT
                   STATE/ZIP : CA  92629
    MORTGAGE AMOUNT :   288,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,763.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,916.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031976384     MORTGAGORS: AGARWAL              SUDHIR
                               AGARWAL              RENU
    REGION CODE    ADDRESS   : 17194 RUSSET STREET
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92127
    MORTGAGE AMOUNT :   317,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    316,758.78  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,189.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 84.53300
    ----------------------------------------------------------------------------
0   0031976392     MORTGAGORS: HA                   TRUNG
                               NGUYEN               LAN
    REGION CODE    ADDRESS   : 5510 VIA VIGO
        01         CITY      :    YORBA LINDA
                   STATE/ZIP : CA  92887
    MORTGAGE AMOUNT :   378,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    377,287.16  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,515.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 77.16300
    ----------------------------------------------------------------------------
0   0031976400     MORTGAGORS: GRAY                 ANDREW
                               GRAY                 MARY
    REGION CODE    ADDRESS   : 345 BRENTWOOD AVEMUE
        01         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94127
    MORTGAGE AMOUNT :   508,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    507,593.75  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,422.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031976426     MORTGAGORS: ROSALES              MARION
                               SMITH                DAVID
    REGION CODE    ADDRESS   : 19395 S. VICTORIAN DRIVE
        01         CITY      :    MOKENA
                   STATE/ZIP : IL  60448
    MORTGAGE AMOUNT :   266,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    265,787.28  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,792.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,757,100.00
                               P & I AMT:     11,835.64  UPB AMT:   1,755,190.89
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          231
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031976467     MORTGAGORS: MICKELSON            CHRIS
                               MICKELSON            KIMBERLY
    REGION CODE    ADDRESS   : 4715 51ST PLACE SOUTHWEST
        01         CITY      :    SEATTLE
                   STATE/ZIP : WA  98116
    MORTGAGE AMOUNT :   278,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    277,788.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,920.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 72.20700
    ----------------------------------------------------------------------------
0   0031976558     MORTGAGORS: LARRIEU              DAVID
                               LARRIEU              DEBBIE
    REGION CODE    ADDRESS   : 4195 PRESSLEY ROAD
        01         CITY      :    SANTA ROSA
                   STATE/ZIP : CA  95404
    MORTGAGE AMOUNT :   294,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    293,797.68  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,131.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 48.19600
    ----------------------------------------------------------------------------
0   0031976590     MORTGAGORS: SHIWOTA              SHIGETO
                               SHIWOTA              MAYA
    REGION CODE    ADDRESS   : 6761 MORNING TIDE DRIVE
        01         CITY      :    HUNTINGTON BEACH
                   STATE/ZIP : CA  92648
    MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    274,780.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,852.73  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 51.88600
    ----------------------------------------------------------------------------
0   0031976764     MORTGAGORS: CAMPANELLA           ANTHONY
                               CAMPANELLA           JEANNE
    REGION CODE    ADDRESS   : 38 HARBOR SIGHT DRIVE
        01         CITY      :    ROLLING HILLS ESTATES
                   STATE/ZIP : CA  90274
    MORTGAGE AMOUNT :   584,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    583,039.80  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,885.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 73.00000
    ----------------------------------------------------------------------------
0   0031976814     MORTGAGORS: TOMIHIRO             ROBERT
                               TOMIHIRO             DONNA
    REGION CODE    ADDRESS   : 3514 AVENIDA AMOROSA
        01         CITY      :    ESCONDIDO
                   STATE/ZIP : CA  92029
    MORTGAGE AMOUNT :   347,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    346,722.50  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,337.81  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 77.11100
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,778,000.00
                               P & I AMT:     12,127.69  UPB AMT:   1,776,128.52
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          232
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031976871     MORTGAGORS: PONDER               RICHARD
                               PONDER               JANE
    REGION CODE    ADDRESS   : 40590 CALLE TORCIDA
        01         CITY      :    TEMECULA
                   STATE/ZIP : CA  92591
    MORTGAGE AMOUNT :   314,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    313,907.98  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,144.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.59400
    ----------------------------------------------------------------------------
0   0031976905     MORTGAGORS: YI                   DONALD
                               CARAWAN              BONITA
    REGION CODE    ADDRESS   : 1713 DIXON STREET
        01         CITY      :    REDONDO BEACH
                   STATE/ZIP : CA  90278
    MORTGAGE AMOUNT :   272,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    271,787.81  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,855.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031977200     MORTGAGORS: ROUSH                MELINDA
                               ROUSH                DONALD
    REGION CODE    ADDRESS   : 5250 OZARK MOUNTAIN PLACE (ALTA LOM
        01         CITY      :    RANCHO CUCAMONGA
                   STATE/ZIP : CA  91737
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,781.56  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,708.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 79.26800
    ----------------------------------------------------------------------------
0   0031977226     MORTGAGORS: CHRISTOPHER          GREGORY
                               CHRISTOPHER          CHERYL
    REGION CODE    ADDRESS   : 5126 BEDFORD AVENUE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90056
    MORTGAGE AMOUNT :   348,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    348,464.12  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,320.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------------------
0   0031977408     MORTGAGORS: REED                 GREGORY
                               REED                 KIMBERLY
    REGION CODE    ADDRESS   : 4 CAPRI,
        01         CITY      :    LAGUNA NIGUEL,
                   STATE/ZIP : CA  92677
    MORTGAGE AMOUNT :   348,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    347,714.75  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,315.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 61.92100
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,543,150.00
                               P & I AMT:     10,343.81  UPB AMT:   1,541,656.22
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          233
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031977721     MORTGAGORS: BLINDERMAN           STEVEN
                               BLINDERMAN           SUSAN
    REGION CODE    ADDRESS   : 1515 WOODBINE COURT
        01         CITY      :    DEERFIELD
                   STATE/ZIP : IL  60015
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,754.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,995.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 77.92200
    ----------------------------------------------------------------------------
0   0031978190     MORTGAGORS: BRICKLE              SAMUEL
                               BRICKLE              JEAN
    REGION CODE    ADDRESS   : 97 LORING AVENUE
        01         CITY      :    PROVIDENCE
                   STATE/ZIP : RI  02906
    MORTGAGE AMOUNT :   511,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    510,219.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,529.35  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 67.23600
    ----------------------------------------------------------------------------
0   0031978240     MORTGAGORS: VITI                 GABRIEL

    REGION CODE    ADDRESS   : 67 LAKEWOOD PL.
        01         CITY      :    HIGHLAND PARK
                   STATE/ZIP : IL  60035
    MORTGAGE AMOUNT :   466,850.00  OPTION TO CONVERT :
    UNPAID BALANCE :    466,172.06  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,304.34  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 74.93500
    ----------------------------------------------------------------------------
0   0031978273     MORTGAGORS: NUCCETELLI           DAVID
                               NUCCETELLI           SANDRA
    REGION CODE    ADDRESS   : 1317 FOREST HILLS COURT
        01         CITY      :    SOUTHLAKE
                   STATE/ZIP : TX  76092
    MORTGAGE AMOUNT :   282,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    282,046.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,903.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.02000
    ----------------------------------------------------------------------------
0   0031978281     MORTGAGORS: MCABOY               MARY

    REGION CODE    ADDRESS   : 971 ROSEMOUNT ROAD
        01         CITY      :    GLENDALE
                   STATE/ZIP : CA  91207
    MORTGAGE AMOUNT :   362,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    361,390.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,378.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 75.41600
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,922,350.00
                               P & I AMT:     13,110.94  UPB AMT:   1,919,582.94
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          234
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031978307     MORTGAGORS: WILHELM              PETER
                               GREENWAY             LINDA
    REGION CODE    ADDRESS   : 4914 JOHN TICER DR.
        01         CITY      :    ALEXANDRIA
                   STATE/ZIP : VA  22304
    MORTGAGE AMOUNT :   293,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    292,791.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,977.36  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.71300
    ----------------------------------------------------------------------------
0   0031978315     MORTGAGORS: TEDRICK              TRACIE

    REGION CODE    ADDRESS   : 132 OLD PONTE VEDRA DRIVE
        01         CITY      :    PONTE VEDRA BEACH
                   STATE/ZIP : FL  32082
    MORTGAGE AMOUNT :   300,050.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,591.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,072.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 79.99200
    ----------------------------------------------------------------------------
0   0031978349     MORTGAGORS: STRICKLAND           WILLIAM
                               STRICKLAND           LAURA
    REGION CODE    ADDRESS   : 4945 BAY WAY DRIVE
        01         CITY      :    TAMPA
                   STATE/ZIP : FL  33629
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    399,389.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,762.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031978422     MORTGAGORS: SWENSON              STEVEN

    REGION CODE    ADDRESS   : 1789 LARK LANE
        01         CITY      :    SUNNYVALE
                   STATE/ZIP : CA  94087
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,550.83  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,886.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 57.02600
    ----------------------------------------------------------------------------
0   0031978505     MORTGAGORS: DELROOZ              MEHDAD
                               DELROOZ              NAZEE
    REGION CODE    ADDRESS   : 6196 MANCUSO STREET
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95120
    MORTGAGE AMOUNT :   424,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    423,643.79  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,785.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,697,550.00
                               P & I AMT:     11,484.23  UPB AMT:   1,694,967.68
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          235
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031978513     MORTGAGORS: ROHAN                JAMES
                               ROHAN                CAROL
    REGION CODE    ADDRESS   : 13383 GELBOURNE PLACE
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92130
    MORTGAGE AMOUNT :   290,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    289,756.36  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,905.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 58.58500
    ----------------------------------------------------------------------------
0   0031978539     MORTGAGORS: FRASCHETTI           DAVID
                               FRASCHETTI           LYNN
    REGION CODE    ADDRESS   : 951 MARISA LANE
        01         CITY      :    ENCINITAS
                   STATE/ZIP : CA  92024
    MORTGAGE AMOUNT :   337,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    336,445.91  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,242.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 56.16600
    ----------------------------------------------------------------------------
0   0031978547     MORTGAGORS: BECKER               BRADLEY
                               CATALINE-BECKER      MICHELE
    REGION CODE    ADDRESS   : 1210 LA GRANADA DRIVE
        01         CITY      :    SAN MARCOS
                   STATE/ZIP : CA  92069
    MORTGAGE AMOUNT :   265,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    265,052.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,744.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 75.85700
    ----------------------------------------------------------------------------
0   0031978554     MORTGAGORS: MILLER               RICHARD
                               MILLER               TERESA
    REGION CODE    ADDRESS   : 802 EL ORO LANE
        01         CITY      :    PACIFIC PALISADES
                   STATE/ZIP : CA  90272
    MORTGAGE AMOUNT :   490,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    489,174.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,218.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 46.66600
    ----------------------------------------------------------------------------
0   0031978562     MORTGAGORS: PITTROFF             CATHERINE
                               PITTROFF             MICHAEL
    REGION CODE    ADDRESS   : 4434 SILVERBERRY DRIVE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95136
    MORTGAGE AMOUNT :   284,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    284,516.59  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,894.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 85.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,667,250.00
                               P & I AMT:     11,004.73  UPB AMT:   1,664,945.77
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          236
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031978604     MORTGAGORS: AGAIN                THOMAS
                               AGAIN                TERRY
    REGION CODE    ADDRESS   : 400 LARSSON STREET
        01         CITY      :    MANHATTAN BEACH
                   STATE/ZIP : CA  90266
    MORTGAGE AMOUNT :   405,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    404,659.74  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,660.57  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------------------
0   0031978612     MORTGAGORS: KANE                 STEVEN
                               KANE                 JENNIFER
    REGION CODE    ADDRESS   : 355 KESTREL LANE
        01         CITY      :    LINDENHURST
                   STATE/ZIP : IL  60046
    MORTGAGE AMOUNT :   258,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    257,615.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,803.98  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 94.96700
    ----------------------------------------------------------------------------
0   0031978620     MORTGAGORS: LAPORTA              ROBERT
                               LAPORTA              OLIVIA
    REGION CODE    ADDRESS   : 2 QUEENSBURY CT
        01         CITY      :    ALGONQUIN
                   STATE/ZIP : IL  60102
    MORTGAGE AMOUNT :   254,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    254,570.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,782.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 94.98100
    ----------------------------------------------------------------------------
0   0031978638     MORTGAGORS: STEWART              TIMOTHEA
                               TILLMAN              TERRY
    REGION CODE    ADDRESS   : 1875 TUNA CANYON ROAD
        01         CITY      :    TOPANGA
                   STATE/ZIP : CA  90290
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    399,672.12  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,661.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 46.24200
    ----------------------------------------------------------------------------
0   0031978653     MORTGAGORS: ELLIOT               PETER
                               ELLIOT               LYNDA
    REGION CODE    ADDRESS   : 2-2660 EAST CLIFF DRIVE
        01         CITY      :    SANTA CRUZ
                   STATE/ZIP : CA  95062
    MORTGAGE AMOUNT :   487,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    486,218.79  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,281.01  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 64.93300
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,804,950.00
                               P & I AMT:     12,189.42  UPB AMT:   1,802,736.88
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          237
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031978661     MORTGAGORS: CONKEY               CHARLES
                               CONKEY               CHERYL
    REGION CODE    ADDRESS   : 29052 MODJESKA PEAK LANE
        01         CITY      :    TRABUCO CANYON
                   STATE/ZIP : CA  92679
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,551.99  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,663.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 79.87200
    ----------------------------------------------------------------------------
0   0031978703     MORTGAGORS: THORNBERG            DANIEL
                               THORNBERG            JENNIFER
    REGION CODE    ADDRESS   : 190 MONTE CARLO WAY
        01         CITY      :    DANVILLE
                   STATE/ZIP : CA  94526
    MORTGAGE AMOUNT :   286,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    285,929.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,905.43  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031978737     MORTGAGORS: HICKS                ROBERT
                               HICKS                SHARON
    REGION CODE    ADDRESS   : 815 CAMPHOR STREET
        01         CITY      :    NEWPORT BEACH
                   STATE/ZIP : CA  92660
    MORTGAGE AMOUNT :   337,150.00  OPTION TO CONVERT :
    UNPAID BALANCE :    336,567.81  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,186.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 48.51000
    ----------------------------------------------------------------------------
0   0031978745     MORTGAGORS: ANDREW               JOHN
                               ANDREW               SANDRA
    REGION CODE    ADDRESS   : 30 ACACIA AVENUE
        01         CITY      :    KENTFIELD
                   STATE/ZIP : CA  94904
    MORTGAGE AMOUNT :   396,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    395,348.91  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,634.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 54.62000
    ----------------------------------------------------------------------------
0   0031978760     MORTGAGORS: JACOBSON             JOHN
                               JACOBSON             LUCRECIA
    REGION CODE    ADDRESS   : 3520 MULLDAE AVENUE
        01         CITY      :    SAN PEDRO
                   STATE/ZIP : CA  90732
    MORTGAGE AMOUNT :   321,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    320,459.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,108.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 65.51000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,590,550.00
                               P & I AMT:     10,498.79  UPB AMT:   1,587,856.90
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          238
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031978778     MORTGAGORS: DAHDOUH              GEORGE
                               DAHDOUH              THERESA
    REGION CODE    ADDRESS   : 4709 HARBOR COVE COURT
        01         CITY      :    UNION CITY
                   STATE/ZIP : CA  94587
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    319,724.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,075.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 75.29400
    ----------------------------------------------------------------------------
0   0031978786     MORTGAGORS: DUSHAW               ROBERT

    REGION CODE    ADDRESS   : 3422 SCHOONER AVENUE #1
        01         CITY      :    MARINA DEL REY
                   STATE/ZIP : CA  90292
    MORTGAGE AMOUNT :   288,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,581.78  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,038.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031978802     MORTGAGORS: CUERO                ODILON
                               CUERO                GLORIA
    REGION CODE    ADDRESS   : 4252 VIA ALONDRA
        01         CITY      :    PALOS VERDES ESTATES
                   STATE/ZIP : CA  90274
    MORTGAGE AMOUNT :   295,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    294,502.90  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,937.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 49.16600
    ----------------------------------------------------------------------------
0   0031978828     MORTGAGORS: GUMBINGER            GREGG
                               GUMBINGER            LISA
    REGION CODE    ADDRESS   : 476 MONTI CIRCLE
        01         CITY      :    PLEASANT HILL
                   STATE/ZIP : CA  94523
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    269,522.26  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,728.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 77.14200
    ----------------------------------------------------------------------------
0   0031978836     MORTGAGORS: ATCHLEY KLEIN        BEVERLY

    REGION CODE    ADDRESS   : 953 SIDONIA STREET
        01         CITY      :    ENCINITAS
                   STATE/ZIP : CA  92024
    MORTGAGE AMOUNT :   285,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    284,531.40  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,896.12  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 76.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,458,000.00
                               P & I AMT:      9,676.88  UPB AMT:   1,455,862.82
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          239
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031978851     MORTGAGORS: PETTITT              CRAIG
                               STEARNS PETTITT      ANGELA
    REGION CODE    ADDRESS   : 5421 CAMINITO EXQUISITO
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92130
    MORTGAGE AMOUNT :   310,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    309,490.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,062.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 66.66600
    ----------------------------------------------------------------------------
0   0031978869     MORTGAGORS: ZEE                  LISA
                               CHOW                 MARCUS
    REGION CODE    ADDRESS   : 815 MARY CAROLINE DRIVE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95133
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,754.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,995.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 93.75000
    ----------------------------------------------------------------------------
0   0031978885     MORTGAGORS: VALDES               JOSE
                               VALDES               RUTH
    REGION CODE    ADDRESS   : 321 MARE LANE
        01         CITY      :    SAN RAMON
                   STATE/ZIP : CA  94583
    MORTGAGE AMOUNT :   303,350.00  OPTION TO CONVERT :
    UNPAID BALANCE :    302,838.82  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,992.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 68.16800
    ----------------------------------------------------------------------------
0   0031978919     MORTGAGORS: ALEXANDER            PATRICIA

    REGION CODE    ADDRESS   : 1315 LA SOBRINA COURT
        01         CITY      :    SOLANA BEACH
                   STATE/ZIP : CA  92075
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    399,647.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,561.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 53.33300
    ----------------------------------------------------------------------------
0   0031978943     MORTGAGORS: KAMBLI               RAMESH
                               KAMBLI               SWAPNA
    REGION CODE    ADDRESS   : 12368 CARAVEL PLACE
        01         CITY      :    CERRITOS
                   STATE/ZIP : CA  90703
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,764.76  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,839.41  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,593,350.00
                               P & I AMT:     10,451.81  UPB AMT:   1,591,495.05
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          240
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031978968     MORTGAGORS: BARDSLEY             DAVID
                               BARDSLEY             ELIZABETH
    REGION CODE    ADDRESS   : 4940 ADAIR WAY
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95124
    MORTGAGE AMOUNT :   269,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    268,568.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,812.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 71.16400
    ----------------------------------------------------------------------------
0   0031978976     MORTGAGORS: KATZ                 NEIL
                               ROBILLARD            GAIL
    REGION CODE    ADDRESS   : 7021 CALLE DEL PAJARITO
        01         CITY      :    RANCHO PALOS VERDES
                   STATE/ZIP : CA  90275
    MORTGAGE AMOUNT :   460,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    459,224.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,021.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 65.24800
    ----------------------------------------------------------------------------
0   0031979008     MORTGAGORS: WILCOX               PAUL
                               WILCOX               KATHY
    REGION CODE    ADDRESS   : 12 ROADRUNNER COURT
        01         CITY      :    TRABUCO CANYON
                   STATE/ZIP : CA  92679
    MORTGAGE AMOUNT :   287,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    286,616.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,886.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 79.99600
    ----------------------------------------------------------------------------
0   0031979040     MORTGAGORS: BASHAW               JEFFREY
                               SEIDNER              MELANIE
    REGION CODE    ADDRESS   : 701 VERNON WAY
        01         CITY      :    BURLINGAME
                   STATE/ZIP : CA  94010
    MORTGAGE AMOUNT :   392,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    391,678.68  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,607.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031979073     MORTGAGORS: DELYANI              DINO
                               DELYANI              JOYCE
    REGION CODE    ADDRESS   : 3902 DONNER STREET
        01         CITY      :    SAN MATEO
                   STATE/ZIP : CA  94403
    MORTGAGE AMOUNT :   272,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    271,777.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,809.63  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 59.78000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,680,100.00
                               P & I AMT:     11,137.86  UPB AMT:   1,677,865.26
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          241
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031979081     MORTGAGORS: BARONI               GIORGIO

    REGION CODE    ADDRESS   : 1608 QUEENS ROAD
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90069
    MORTGAGE AMOUNT :   375,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    374,692.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,494.89  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 49.34200
    ----------------------------------------------------------------------------
0   0031979131     MORTGAGORS: LASKY                JEFFREY
                               LASKY                SHELLEY
    REGION CODE    ADDRESS   : 17841 PORTO MARINA WAY
        01         CITY      :    PACIFIC PALISADES
                   STATE/ZIP : CA  90272
    MORTGAGE AMOUNT :   502,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    501,546.18  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,172.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.50000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.50000  PRODUCT CODE      :   002
    LTV :                 66.93300
    ----------------------------------------------------------------------------
0   0031979156     MORTGAGORS: HEBERT               THEODORE
                               HEBERT               NANCY
    REGION CODE    ADDRESS   : 2411 LASCAR PLACE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95124
    MORTGAGE AMOUNT :   263,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,284.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,753.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 61.27900
    ----------------------------------------------------------------------------
0   0031979164     MORTGAGORS: DORREL               ROGER
                               DORREL               RENATE
    REGION CODE    ADDRESS   : 1003 MEADOWPASS ROAD
        01         CITY      :    WALNUT
                   STATE/ZIP : CA  91789
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,551.02  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,686.36  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 74.71200
    ----------------------------------------------------------------------------
0   0031979198     MORTGAGORS: WONG                 AMELIA
                               WONG                 RAMON
    REGION CODE    ADDRESS   : 7653 WISCASSET DRIVE
        01         CITY      :    WEST HILLS
                   STATE/ZIP : CA  91304
    MORTGAGE AMOUNT :   356,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    355,708.19  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,368.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 74.16600
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,756,500.00
                               P & I AMT:     11,475.80  UPB AMT:   1,754,782.00
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          242
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031979248     MORTGAGORS: ADAMS                CHARLES
                               ADAMS                CLARE
    REGION CODE    ADDRESS   : 10521 SOUTH POTTER CIRCLE
        01         CITY      :    VILLA PARK
                   STATE/ZIP : CA  92861
    MORTGAGE AMOUNT :   383,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    382,686.06  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,548.11  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 78.96900
    ----------------------------------------------------------------------------
0   0031979263     MORTGAGORS: RIZZO                EDWARD
                               WOFFORD              TANYA
    REGION CODE    ADDRESS   : 619 NO GUADALUPE AVENUE #2
        01         CITY      :    REDONDO BEACH
                   STATE/ZIP : CA  90277
    MORTGAGE AMOUNT :   256,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    255,280.53  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,703.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 60.23500
    ----------------------------------------------------------------------------
0   0031979297     MORTGAGORS: HOY                  ANDREA

    REGION CODE    ADDRESS   : 25451 ENGLEWOOD DRIVE
        01         CITY      :    LAGUNA NIGUEL
                   STATE/ZIP : CA  92677
    MORTGAGE AMOUNT :   311,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    310,875.26  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,045.68  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 79.84600
    ----------------------------------------------------------------------------
0   0031979305     MORTGAGORS: LOCASCIO             JOHN
                               LOCASCIO             JOANNE
    REGION CODE    ADDRESS   : 1592 CASTLEVIEW COURT
        01         CITY      :    WESTLAKE VILLAGE
                   STATE/ZIP : CA  91361
    MORTGAGE AMOUNT :   440,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    439,639.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,927.34  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 73.33300
    ----------------------------------------------------------------------------
0   0031979313     MORTGAGORS: SINTON               FRANK
                               SINTON               PATRICIA
    REGION CODE    ADDRESS   : 20 POTTER ST
        01         CITY      :    CONCORD
                   STATE/ZIP : MA  01742
    MORTGAGE AMOUNT :   373,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    373,058.02  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,644.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,764,000.00
                               P & I AMT:     11,868.63  UPB AMT:   1,761,539.20
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          243
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031979438     MORTGAGORS: DEVORE               NANCY
                               DEVORE               KENNETH
    REGION CODE    ADDRESS   : 2206 QUAIL BLUFF LANE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95121
    MORTGAGE AMOUNT :   471,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    470,905.15  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,098.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 79.99900
    ----------------------------------------------------------------------------
0   0031979453     MORTGAGORS: MUNNICH              TED
                               MUNNICH              MO
    REGION CODE    ADDRESS   : 2231 QUAIL BLUFF COURT
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95121
    MORTGAGE AMOUNT :   477,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    476,771.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,297.98  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 79.99200
    ----------------------------------------------------------------------------
0   0031979487     MORTGAGORS: ALVAREZ              JOSE
                               ALVAREZ              NICOLAS
    REGION CODE    ADDRESS   : 1056 IVY GLEN DRIVE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95133
    MORTGAGE AMOUNT :   313,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    312,772.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,058.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 79.99400
    ----------------------------------------------------------------------------
0   0031979610     MORTGAGORS: FAST                 BRIAN

    REGION CODE    ADDRESS   : 2444 GLENNEYRE ST
        01         CITY      :    LAGUNA BEACH
                   STATE/ZIP : CA  92651
    MORTGAGE AMOUNT :   356,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    355,400.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,338.67  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031980402     MORTGAGORS: DUFOND               WAYNE
                               DUFOND               AMY
    REGION CODE    ADDRESS   : 301 BLACK OAK DRIVE
        01         CITY      :    PETALUMA
                   STATE/ZIP : CA  94952
    MORTGAGE AMOUNT :   312,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    311,736.90  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,049.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 79.59100
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,930,500.00
                               P & I AMT:     12,843.17  UPB AMT:   1,927,585.31
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          244
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031980535     MORTGAGORS: BUSS                 BRAD
                               BUSS                 DEBORAH
    REGION CODE    ADDRESS   : 27 GREENSPRING
        01         CITY      :    DOVE CANYON
                   STATE/ZIP : CA  92679
    MORTGAGE AMOUNT :   337,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    337,243.19  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,331.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 71.80800
    ----------------------------------------------------------------------------
0   0031980568     MORTGAGORS: PENNINGTON           MARK
                               PENNINGTON           CHARLAN
    REGION CODE    ADDRESS   : 30 PEREGRINE CIRCLE
        01         CITY      :    AGOURA AREA
                   STATE/ZIP : CA  91301
    MORTGAGE AMOUNT :   335,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    334,745.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,313.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 79.76100
    ----------------------------------------------------------------------------
0   0031980618     MORTGAGORS: CONZELMAN            THOMAS
                               CONZELMAN            ROBBIE
    REGION CODE    ADDRESS   : 21 FIELD POINT
        01         CITY      :    DOVE CANYON AREA
                   STATE/ZIP : CA  92679
    MORTGAGE AMOUNT :   292,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    291,777.80  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,016.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 75.25700
    ----------------------------------------------------------------------------
0   0031980634     MORTGAGORS: PAUL                 WILLIAM
                               PAUL                 SUSAN
    REGION CODE    ADDRESS   : 11851 SUNBATHER LANE
        01         CITY      :    GALVESTON
                   STATE/ZIP : TX  77554
    MORTGAGE AMOUNT :   310,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    309,251.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,088.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 62.00000
    ----------------------------------------------------------------------------
0   0031980675     MORTGAGORS: SHEA                 JAMES

    REGION CODE    ADDRESS   : 6453 WEST 80TH PLACE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90045
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,776.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,886.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,554,500.00
                               P & I AMT:     10,636.53  UPB AMT:   1,552,794.01
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          245
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031980709     MORTGAGORS: PIERCE               ANTHONY
                               PIERCE               ELIZABETH
    REGION CODE    ADDRESS   : 404 WEST MILL CHASE COURT
        01         CITY      :    PONTE VEDRA BEACH
                   STATE/ZIP : FL  32082
    MORTGAGE AMOUNT :   290,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    289,760.90  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,906.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 94.99900
    ----------------------------------------------------------------------------
0   0031980725     MORTGAGORS: PRICHARD             STEPHEN
                               MOYER                NANCY
    REGION CODE    ADDRESS   : 103 MAPLE STREET
        01         CITY      :    SHERBORN
                   STATE/ZIP : MA  01770
    MORTGAGE AMOUNT :   442,725.00  OPTION TO CONVERT :
    UNPAID BALANCE :    441,365.01  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,057.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 67.07900
    ----------------------------------------------------------------------------
0   0031980758     MORTGAGORS: BLAKE                GARY
                               BLAKE                JANICE
    REGION CODE    ADDRESS   : 8025 LAKERIDGE DR.
        01         CITY      :    MONTGOMERY
                   STATE/ZIP : AL  36117
    MORTGAGE AMOUNT :   353,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    352,093.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,348.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 72.78300
    ----------------------------------------------------------------------------
0   0031980766     MORTGAGORS: SHARPE               RALPH
                               SHARPE               GAIL
    REGION CODE    ADDRESS   : 8306 ARGENT CIRCLE
        01         CITY      :    FAIRFAX STATION
                   STATE/ZIP : VA  22039
    MORTGAGE AMOUNT :   247,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    246,613.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,684.98  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 75.76600
    ----------------------------------------------------------------------------
0   0031980782     MORTGAGORS: BISHOP               FRED
                               BISHOP               MARY
    REGION CODE    ADDRESS   : 12203 FRANCEL LANE
        01         CITY      :    CYPRESS
                   STATE/ZIP : TX  77429
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,518.76  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,021.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,632,975.00
                               P & I AMT:     11,019.19  UPB AMT:   1,629,351.74
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          246
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031980790     MORTGAGORS: GUZINSKI             RONALD
                               GUZINSKI             GLENDA
    REGION CODE    ADDRESS   : 11026 GRAYMARSH PLACE
        01         CITY      :    IJAMSVILLE
                   STATE/ZIP : MD  21754
    MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,124.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,634.47  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031980808     MORTGAGORS: FRANCIS              LESTER
                               FRANCIS              PATRICIA
    REGION CODE    ADDRESS   : 13772 BROMLEY POINT DRIVE
        01         CITY      :    JACKSONVILLE
                   STATE/ZIP : FL  32225
    MORTGAGE AMOUNT :   304,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    303,500.17  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,022.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031980824     MORTGAGORS: CURRLE               KENNETH
                               CURRLE               LUCINDY
    REGION CODE    ADDRESS   : 12111 METCALF CIRCLE
        01         CITY      :    FAIRFAX
                   STATE/ZIP : VA  22030
    MORTGAGE AMOUNT :   244,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    243,627.52  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,685.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 73.93900
    ----------------------------------------------------------------------------
0   0031980832     MORTGAGORS: BEDERMAN             DAVID
                               CUZZE                LORRE
    REGION CODE    ADDRESS   : 1395 CORNELL ROAD
        01         CITY      :    ATLANTA
                   STATE/ZIP : GA  30306
    MORTGAGE AMOUNT :   333,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    329,647.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,215.46  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------------------
0   0031980840     MORTGAGORS: WILLIAMS             FRANK
                               WILLIAMS             DENISE
    REGION CODE    ADDRESS   : 40 PEMAQUID STREET
        01         CITY      :    CANTON
                   STATE/ZIP : MA  02021
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,550.85  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,886.41  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 58.33333
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,413,000.00
                               P & I AMT:      9,444.11  UPB AMT:   1,407,450.40
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          247
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031980857     MORTGAGORS: REISSIG              MICHAEL
                               REISSIG              JOAN
    REGION CODE    ADDRESS   : ONE ENFIELD GARDENS
        01         CITY      :    ENFIELD
                   STATE/ZIP : CT  06082
    MORTGAGE AMOUNT :   288,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,549.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,964.67  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------------------
0   0031980865     MORTGAGORS: SISLER               KAREN

    REGION CODE    ADDRESS   : 7043 NORTH JANMAR DRIVE
        01         CITY      :    DALLAS
                   STATE/ZIP : TX  75230
    MORTGAGE AMOUNT :   284,650.00  OPTION TO CONVERT :
    UNPAID BALANCE :    283,945.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,893.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 66.50700
    ----------------------------------------------------------------------------
0   0031980873     MORTGAGORS: EMMONS               KEVIN
                               GUILMETTE            JUDITH
    REGION CODE    ADDRESS   : 1221 HIGHCREST LANE
        01         CITY      :    COLORADO SPRINGS
                   STATE/ZIP : CO  80921
    MORTGAGE AMOUNT :   292,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    291,807.47  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,920.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 70.60300
    ----------------------------------------------------------------------------
0   0031980881     MORTGAGORS: WOODS                TOMMY
                               WOODS                CYNTHIA
    REGION CODE    ADDRESS   : 180 WINTERBERRY RIDGE
        01         CITY      :    FAIRBURN
                   STATE/ZIP : GA  30213
    MORTGAGE AMOUNT :   259,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    258,009.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,594.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.25000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.25000  PRODUCT CODE      :   002
    LTV :                 76.17600
    ----------------------------------------------------------------------------
0   0031980907     MORTGAGORS: CASSON               HARRY
                               CASSON               KATHLEEN
    REGION CODE    ADDRESS   : 9200 LINKSVUE DRIVE
        01         CITY      :    KNOXVILLE
                   STATE/ZIP : TN  37922
    MORTGAGE AMOUNT :   286,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    284,818.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,882.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 57.30000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,410,450.00
                               P & I AMT:      9,255.46  UPB AMT:   1,406,130.58
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          248
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031980915     MORTGAGORS: GANDHI               BHANU

    REGION CODE    ADDRESS   : 152 WORCESTER LANE
        01         CITY      :    WALTHAM
                   STATE/ZIP : MA  02154
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,564.36  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,123.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 79.78700
    ----------------------------------------------------------------------------
0   0031980931     MORTGAGORS: MCINTYRE             MATTHEW
                               MCINTYRE             KIMBERLY
    REGION CODE    ADDRESS   : 5209 CREEKPOINT DRIVE
        01         CITY      :    PLANO
                   STATE/ZIP : TX  75093
    MORTGAGE AMOUNT :   650,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    648,392.25  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,324.47  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 71.35815
    ----------------------------------------------------------------------------
0   0031980956     MORTGAGORS: CASPER               TRAVIS
                               CASPER               SYLVIA
    REGION CODE    ADDRESS   : 4202 CAT MOUNTAIN DRIVE,
        01         CITY      :    AUSTIN,
                   STATE/ZIP : TX  78731
    MORTGAGE AMOUNT :   340,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    339,274.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,264.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 75.64400
    ----------------------------------------------------------------------------
0   0031980980     MORTGAGORS: MC FADYEN            JAY
                               MC FADYEN            SUSAN
    REGION CODE    ADDRESS   : 29019 WOODCREEK COURT
        01         CITY      :    AGOURA HILLS
                   STATE/ZIP : CA  91301
    MORTGAGE AMOUNT :   369,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    368,697.53  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,454.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 78.51000
    ----------------------------------------------------------------------------
0   0031981194     MORTGAGORS: BROTHWELL            ROBERT
                               BROTHWELL            DEBORAH
    REGION CODE    ADDRESS   : 495 HENRIETTA
        01         CITY      :    LOS OSOS
                   STATE/ZIP : CA  93402
    MORTGAGE AMOUNT :   265,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    265,752.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,859.56  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 69.98600
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,925,350.00
                               P & I AMT:     13,027.07  UPB AMT:   1,921,680.88
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          249
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031981228     MORTGAGORS: NIKITIN              VLADIMIR
                               NIKITIN              OLGA
    REGION CODE    ADDRESS   : 1589 SILACCI DRIVE
        01         CITY      :    CAMPBELL
                   STATE/ZIP : CA  95008
    MORTGAGE AMOUNT :   330,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    330,048.67  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,281.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 89.87700
    ----------------------------------------------------------------------------
0   0031981301     MORTGAGORS: WOODARD              JUDSON
                               WOODARD              URSULA
    REGION CODE    ADDRESS   : 10725 MINETTE DRIVE
        01         CITY      :    CUPERTINO
                   STATE/ZIP : CA  95014
    MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    274,800.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,946.43  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 76.38800
    ----------------------------------------------------------------------------
0   0031981350     MORTGAGORS: BAHAN                JOSEPH
                               BAHAN                LAURA
    REGION CODE    ADDRESS   : 5 PROSPECTOR COURT
        01         CITY      :    COTO DE CAZA AREA
                   STATE/ZIP : CA  92679
    MORTGAGE AMOUNT :   286,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    286,165.24  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,905.43  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 75.36800
    ----------------------------------------------------------------------------
0   0031981475     MORTGAGORS: BARTH                PAUL
                               BARTH                CINDY
    REGION CODE    ADDRESS   : 4 STALLION ROAD
        01         CITY      :    RANCHO PALOS VERDES
                   STATE/ZIP : CA  90275
    MORTGAGE AMOUNT :   294,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    293,776.28  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,030.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 77.36800
    ----------------------------------------------------------------------------
0   0031981491     MORTGAGORS: LEE                  SEI
                               FOO                  LILIAN
    REGION CODE    ADDRESS   : 1925 ABREU WAY
        01         CITY      :    UNION CITY
                   STATE/ZIP : CA  94587
    MORTGAGE AMOUNT :   287,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,264.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,912.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 79.98700
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,473,200.00
                               P & I AMT:     10,076.50  UPB AMT:   1,472,055.49
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          250
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031981582     MORTGAGORS: MUELLER              STEVEN
                               MUELLER              SHARON
    REGION CODE    ADDRESS   : 28150 PALOS VERDES DRIVE EAST
        01         CITY      :    RANCHO PALOS VERDE
                   STATE/ZIP : CA  90275
    MORTGAGE AMOUNT :   405,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    404,659.74  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,660.57  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 72.32100
    ----------------------------------------------------------------------------
0   0031981590     MORTGAGORS: LOVIT                LOUIS
                               LOVIT                ELAINE
    REGION CODE    ADDRESS   : 24132 PARK RIVIERA
        01         CITY      :    CALABASAS
                   STATE/ZIP : CA  91302
    MORTGAGE AMOUNT :   619,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    618,504.99  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,170.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 72.82300
    ----------------------------------------------------------------------------
0   0031981624     MORTGAGORS: AARONSON             ROBERT
                               AARONSON             LOUISE
    REGION CODE    ADDRESS   : 16477 OLDHAM STREET ENCINO AREA
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  91436
    MORTGAGE AMOUNT :   567,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    567,068.17  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,919.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 74.67100
    ----------------------------------------------------------------------------
0   0031981681     MORTGAGORS: MAGTIBAY             RAMON
                               MAGTIBAY             ESTELITA
    REGION CODE    ADDRESS   : 766 LIMERICK LANE
        01         CITY      :    ALAMEDA
                   STATE/ZIP : CA  94502
    MORTGAGE AMOUNT :   316,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    316,234.10  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,079.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 66.98400
    ----------------------------------------------------------------------------
0   0031981699     MORTGAGORS: RASTAD               ALI
                               RASTAD               JALEH
    REGION CODE    ADDRESS   : 22 GINGER LILY COURT
        01         CITY      :    COTO DE CAZA AREA
                   STATE/ZIP : CA  92679
    MORTGAGE AMOUNT :   338,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    338,315.53  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,224.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 79.99600
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   2,246,600.00
                               P & I AMT:     15,054.03  UPB AMT:   2,244,782.53
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          251
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031981830     MORTGAGORS: SLOWSKEI             STEFAN
                               SLOWSKEI             THERESA
    REGION CODE    ADDRESS   : 1300 CAPISTRANO AVENUE
        01         CITY      :    GLENDALE
                   STATE/ZIP : CA  91208
    MORTGAGE AMOUNT :   338,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    337,722.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,248.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 67.60000
    ----------------------------------------------------------------------------
0   0031981954     MORTGAGORS: MARTIN               KEITH
                               MARTIN               KRISTI
    REGION CODE    ADDRESS   : 34 HAWK HILL
        01         CITY      :    MISSION VIEJO
                   STATE/ZIP : CA  92692
    MORTGAGE AMOUNT :   287,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,475.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,962.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 65.38600
    ----------------------------------------------------------------------------
0   0031982085     MORTGAGORS: PRITCHARD            RAWN
                               PRITCHARD            MICHELLE
    REGION CODE    ADDRESS   : 11 ETHEL COURT
        01         CITY      :    REDWOOD CITY
                   STATE/ZIP : CA  94061
    MORTGAGE AMOUNT :   418,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    418,289.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,926.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 79.73300
    ----------------------------------------------------------------------------
0   0031982127     MORTGAGORS: WILSON               IAN

    REGION CODE    ADDRESS   : 1025 NEWKIRK DRIVE
        01         CITY      :    LA JOLLA
                   STATE/ZIP : CA  92037
    MORTGAGE AMOUNT :   460,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    459,444.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,216.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 70.76900
    ----------------------------------------------------------------------------
0   0031982192     MORTGAGORS: RIPP                 MICHAEL

    REGION CODE    ADDRESS   : 68 PINE STREET
        01         CITY      :    MEDFIELD
                   STATE/ZIP : MA  02052
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    349,720.12  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,358.01  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.54500
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,854,300.00
                               P & I AMT:     12,712.65  UPB AMT:   1,852,652.46
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          252
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031982630     MORTGAGORS: PARKS                HARRY
                               PARKS                AYAKO
    REGION CODE    ADDRESS   : 28512 AVENIDA PLACIDA
        01         CITY      :    SAN JUAN CAPISTRANO
                   STATE/ZIP : CA  92675
    MORTGAGE AMOUNT :   372,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    371,716.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,569.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 67.02700
    ----------------------------------------------------------------------------
0   0031982713     MORTGAGORS: MUNDAY               HARDEEPAK
                               MUNDAY               PARMINDER
    REGION CODE    ADDRESS   : 6561 BALLYMORE LANE
        01         CITY      :    CLARKSVILLE
                   STATE/ZIP : MD  21029
    MORTGAGE AMOUNT :   264,724.00  OPTION TO CONVERT :
    UNPAID BALANCE :    264,507.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,761.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031982887     MORTGAGORS: FONG                 YUKON
                               WONG                 VORNLEN
    REGION CODE    ADDRESS   : 2013 SEABROOK COURT
        01         CITY      :    REDWOOD CITY
                   STATE/ZIP : CA  94065
    MORTGAGE AMOUNT :   525,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    524,115.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,448.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 62.34200
    ----------------------------------------------------------------------------
0   0031982895     MORTGAGORS: BRADFORD             ANDREA
                               BRADFORD             DAVID
    REGION CODE    ADDRESS   : 4061 HEMINGWAY COMMONS
        01         CITY      :    FREMONT
                   STATE/ZIP : CA  94538
    MORTGAGE AMOUNT :   274,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    273,581.74  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,892.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 79.99100
    ----------------------------------------------------------------------------
0   0031982903     MORTGAGORS: KHUU                 THIEN
                               TRAN                 HA
    REGION CODE    ADDRESS   : 2204 PETTIGREW DRIVE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95148
    MORTGAGE AMOUNT :   261,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    260,759.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,715.90  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 79.87200
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,696,924.00
                               P & I AMT:     11,387.77  UPB AMT:   1,694,680.87
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          253
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031982986     MORTGAGORS: MUKUND               SHRIDHAR
                               SRIDHARAN            SUJANA
    REGION CODE    ADDRESS   : 2223 WOODBURY LANE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95121
    MORTGAGE AMOUNT :   453,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    452,504.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,015.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 79.99400
    ----------------------------------------------------------------------------
0   0031983026     MORTGAGORS: CASTELLANOS          GUILLERMINA
                               CUADROS              JUAN
    REGION CODE    ADDRESS   : 208 MAKO LANE
        01         CITY      :    REDWOOD CITY
                   STATE/ZIP : CA  94065
    MORTGAGE AMOUNT :   439,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    439,190.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,853.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 79.99200
    ----------------------------------------------------------------------------
0   0031983067     MORTGAGORS: CASTRO               SAMSON
                               CASTRO               FRANCISCA
    REGION CODE    ADDRESS   : 2192 PETTIGREW DRIVE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95148
    MORTGAGE AMOUNT :   272,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    271,884.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,880.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 78.24500
    ----------------------------------------------------------------------------
0   0031983133     MORTGAGORS: MATHEWS              DOUGLAS
                               MATHEWS              SANDRA
    REGION CODE    ADDRESS   : 28 CENTAURUS WAY
        01         CITY      :    COTO DE CAZA
                   STATE/ZIP : CA  92679
    MORTGAGE AMOUNT :   345,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    344,404.24  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,237.67  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 61.06100
    ----------------------------------------------------------------------------
0   0031983158     MORTGAGORS: LUONG                TIM
                               HUYNH                TAMMY
    REGION CODE    ADDRESS   : 1099 IVY GLEN DRIVE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95133
    MORTGAGE AMOUNT :   293,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    292,705.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,926.12  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 79.94700
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,803,700.00
                               P & I AMT:     11,913.50  UPB AMT:   1,800,689.56
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          254
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031983265     MORTGAGORS: HAMMOND              MICHAEL
                               HAMMOND              DENISE
    REGION CODE    ADDRESS   : 320 LA JOLLA AVENUE
        01         CITY      :    LONG BEACH
                   STATE/ZIP : CA  90803
    MORTGAGE AMOUNT :   295,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    294,752.16  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,937.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 73.75000
    ----------------------------------------------------------------------------
0   0031983273     MORTGAGORS: LY                   KHANG
                               LY                   FUNG
    REGION CODE    ADDRESS   : 13865 YERBA SANTA COURT
        01         CITY      :    SARATOGA
                   STATE/ZIP : CA  95070
    MORTGAGE AMOUNT :   535,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    534,592.90  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,695.12  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 60.11200
    ----------------------------------------------------------------------------
0   0031983281     MORTGAGORS: PETERSON             DAVID

    REGION CODE    ADDRESS   : 1414 EDGECLIFF LANE
        01         CITY      :    PASADENA
                   STATE/ZIP : CA  91107
    MORTGAGE AMOUNT :   295,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    294,752.16  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,937.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 68.60400
    ----------------------------------------------------------------------------
0   0031983307     MORTGAGORS: MCPHERSON            RICHARD
                               BRINKS-MCPHERSON     JANELL
    REGION CODE    ADDRESS   : 8843 SOUTH HOLLAND COURT
        01         CITY      :    LITTLETON
                   STATE/ZIP : CO  80128
    MORTGAGE AMOUNT :   313,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    313,371.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,062.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 79.98800
    ----------------------------------------------------------------------------
0   0031983489     MORTGAGORS: BERKLEY              JOSEPH
                               BERKLEY              MARY
    REGION CODE    ADDRESS   : 3226 ERIE STREET
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92117
    MORTGAGE AMOUNT :   286,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    285,729.43  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,904.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 77.35100
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,725,100.00
                               P & I AMT:     11,537.22  UPB AMT:   1,723,197.72
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          255
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031983497     MORTGAGORS: BAIRD                JAMES
                               BAIRD                JEANETTE
    REGION CODE    ADDRESS   : 20 LA CASITA LANE
        01         CITY      :    WALNUT CREEK
                   STATE/ZIP : CA  94595
    MORTGAGE AMOUNT :   408,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    407,689.54  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,817.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031983513     MORTGAGORS: OLSON                JEFFREY
                               OLSON                CAROLYN
    REGION CODE    ADDRESS   : 923 SHORE BREEZE DRIVE
        01         CITY      :    SACRAMENTO
                   STATE/ZIP : CA  95831
    MORTGAGE AMOUNT :   327,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    326,488.27  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,230.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.95100
    ----------------------------------------------------------------------------
0   0031983539     MORTGAGORS: CARLSEN              ROBERT
                               CARLSEN              TESA
    REGION CODE    ADDRESS   : 122 MADRID WAY
        01         CITY      :    SONOMA
                   STATE/ZIP : CA  95476
    MORTGAGE AMOUNT :   310,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    310,021.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,144.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------------------
0   0031983547     MORTGAGORS: ASATRIAN             ALEXAN
                               ASATRIAN             SUSANNA
    REGION CODE    ADDRESS   : 4040 BRAEBURN WAY
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90027
    MORTGAGE AMOUNT :   518,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    517,631.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,274.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.50000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.50000  PRODUCT CODE      :   002
    LTV :                 57.56600
    ----------------------------------------------------------------------------
0   0031983554     MORTGAGORS: BUNNELL              GARY
                               BUNNELL              JACQUELINE
    REGION CODE    ADDRESS   : 6012 MELITA GLEN PLACE
        01         CITY      :    SANTA ROSA
                   STATE/ZIP : CA  95409
    MORTGAGE AMOUNT :   388,570.00  OPTION TO CONVERT :
    UNPAID BALANCE :    388,281.62  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,716.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,952,170.00
                               P & I AMT:     13,184.92  UPB AMT:   1,950,112.41
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          256
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031983562     MORTGAGORS: HULL                 GEOFFREY
                               DONOHUE              SHERRY
    REGION CODE    ADDRESS   : 4358 BAKMAN AVENUE
        01         CITY      :    STUDIO CITY
                   STATE/ZIP : CA  91602
    MORTGAGE AMOUNT :   310,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    310,175.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,196.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031983570     MORTGAGORS: BRECHEEN             ERIC
                               SMITH                JENNIFER
    REGION CODE    ADDRESS   : 413 CURIE DRIVE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95123
    MORTGAGE AMOUNT :   289,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    289,285.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,952.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------------------
0   0031983653     MORTGAGORS: CAMPELL              MARIA
                               KEUFTEDJIAN          ALBERT
    REGION CODE    ADDRESS   : 2712 TROUSDALE DRIVE
        01         CITY      :    BURLINGAME
                   STATE/ZIP : CA  94010
    MORTGAGE AMOUNT :   487,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    487,129.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,367.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 69.64200
    ----------------------------------------------------------------------------
0   0031983687     MORTGAGORS: GALLAGHER            BRIAN
                               GALLAGHER            MICHELLE
    REGION CODE    ADDRESS   : 1371 CANTON AVENUE
        01         CITY      :    MILTON
                   STATE/ZIP : MA  02186
    MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    274,580.21  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,899.36  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 52.88400
    ----------------------------------------------------------------------------
0   0031983711     MORTGAGORS: MERRILL              DAVID

    REGION CODE    ADDRESS   : 8 BIG ROCK ROAD
        01         CITY      :    MANCHESTER
                   STATE/ZIP : MA  01944
    MORTGAGE AMOUNT :   324,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    323,505.40  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,237.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 74.68800
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,686,650.00
                               P & I AMT:     11,653.29  UPB AMT:   1,684,675.19
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          257
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031983760     MORTGAGORS: BLEVINS              COY
                               BLEVINS              ETTA
    REGION CODE    ADDRESS   : LOT 8/M SAND MYRTLE TRAIL
        01         CITY      :    DENSTIN
                   STATE/ZIP : FL  32541
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,360.67  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,149.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 57.14200
    ----------------------------------------------------------------------------
0   0031983778     MORTGAGORS: LOPEZ                HECTOR
                               LOPEZ                PATRICIA
    REGION CODE    ADDRESS   : 3785 ALBATROSS STREET
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92103
    MORTGAGE AMOUNT :   315,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    314,772.01  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,229.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 54.78260
    ----------------------------------------------------------------------------
0   0031983802     MORTGAGORS: ELDREDGE             ERNEST
                               ELDREDGE             DEBORAH
    REGION CODE    ADDRESS   : 8289 TABOR LANE
        01         CITY      :    FAIRFAX STATION
                   STATE/ZIP : VA  22039
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,542.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,072.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 75.18700
    ----------------------------------------------------------------------------
0   0031983828     MORTGAGORS: MILES                JEFFERY
                               MILES                JULIE
    REGION CODE    ADDRESS   : 14037 SADDLE RIVER DRIVE
        01         CITY      :    GAITHERSBURG
                   STATE/ZIP : MD  20878
    MORTGAGE AMOUNT :   290,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    289,350.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,027.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031983851     MORTGAGORS: ZHANG                LISHENG
                               MA                   WEIPING
    REGION CODE    ADDRESS   : 37509 SUMMER HOLLY COMMON
        01         CITY      :    FREMONT
                   STATE/ZIP : CA  94536
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,192.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,957.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 71.79400
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,485,000.00
                               P & I AMT:     10,436.34  UPB AMT:   1,482,217.13
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          258
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031983885     MORTGAGORS: COPELAND             TIMOTHY
                               COPELAND             RUTHANN
    REGION CODE    ADDRESS   : 13601 GOLDEN RIDGE LANE
        01         CITY      :    MC CORDSVILLE
                   STATE/ZIP : IN  46055
    MORTGAGE AMOUNT :   464,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    463,273.88  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,165.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 74.83800
    ----------------------------------------------------------------------------
0   0031983968     MORTGAGORS: SACKS                TERRY
                               SACKS                PEGGY
    REGION CODE    ADDRESS   : 39313 LOGAN DRIVE
        01         CITY      :    FREMONT
                   STATE/ZIP : CA  94538
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,622.45  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,840.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031984123     MORTGAGORS: GONI                 JESUS
                               GONI                 ELENA
    REGION CODE    ADDRESS   : 20551 PORTER RANCH ROAD
        01         CITY      :    TRABUCO CANYON AREA
                   STATE/ZIP : CA  92679
    MORTGAGE AMOUNT :   306,850.00  OPTION TO CONVERT :
    UNPAID BALANCE :    306,604.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,067.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.99200
    ----------------------------------------------------------------------------
0   0031985443     MORTGAGORS: JOHNSON              DAVID
                               JOHNSON              LAURA
    REGION CODE    ADDRESS   : 10425 REMINGTON LANE
        01         CITY      :    DALLAS
                   STATE/ZIP : TX  75229
    MORTGAGE AMOUNT :   252,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,805.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,720.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 94.99058
    ----------------------------------------------------------------------------
0   0031985450     MORTGAGORS: KENYON               JAMES
                               KENYON               JANET
    REGION CODE    ADDRESS   : 1407 STONEHEDGE DRIVE
        01         CITY      :    PLEASANT HILL
                   STATE/ZIP : CA  94523
    MORTGAGE AMOUNT :   276,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    276,294.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,841.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 79.99700
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,559,800.00
                               P & I AMT:     10,634.55  UPB AMT:   1,557,601.24
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          259
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031985567     MORTGAGORS: WOLKOWITZ            OWEN
                               NEGLEY               JANET
    REGION CODE    ADDRESS   : 4142 WILLMAR DRIVE
        01         CITY      :    PALO ALTO
                   STATE/ZIP : CA  94306
    MORTGAGE AMOUNT :   360,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    359,704.91  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,395.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 51.42800
    ----------------------------------------------------------------------------
0   0031985609     MORTGAGORS: SERRANO              ERNEST
                               SERRANO              JOAN
    REGION CODE    ADDRESS   : 11906 DAPPLE WAY
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92128
    MORTGAGE AMOUNT :   276,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    275,998.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,956.34  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 76.77770
    ----------------------------------------------------------------------------
0   0031985617     MORTGAGORS: WIENER               DAVID
                               YOUNGDALE            SUSAN
    REGION CODE    ADDRESS   : 5362 RENAISSANCE AVENUE
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92122
    MORTGAGE AMOUNT :   388,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    387,422.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,712.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 76.07800
    ----------------------------------------------------------------------------
0   0031985625     MORTGAGORS: SAMUELS              DAVID
                               SAMUELS              NADINE
    REGION CODE    ADDRESS   : 2524-2526 PIEDMONT AVENUE
        01         CITY      :    BERKELEY
                   STATE/ZIP : CA  94704
    MORTGAGE AMOUNT :   440,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    439,656.75  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,001.58  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 69.84120
    ----------------------------------------------------------------------------
0   0031985724     MORTGAGORS: NGUYEN               PHU
                               LUYEN                TRUC
    REGION CODE    ADDRESS   : 7836 EAST BRIARWOOD ROAD
        01         CITY      :    ORANGE
                   STATE/ZIP : CA  92869
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,770.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,862.85  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,744,400.00
                               P & I AMT:     11,928.81  UPB AMT:   1,742,553.07
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          260
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031985880     MORTGAGORS: MARTIN               MERRILL
                               MARTIN               MICHELLE
    REGION CODE    ADDRESS   : 2646 EATON AVENUE
        01         CITY      :    REDWOOD CITY
                   STATE/ZIP : CA  94062
    MORTGAGE AMOUNT :   470,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    469,300.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,286.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 72.64200
    ----------------------------------------------------------------------------
0   0031985930     MORTGAGORS: VONDERACH            CHARLES
                               VONDERACH            CHRISTINE
    REGION CODE    ADDRESS   : 2394 NORMANDY CIRCLE
        01         CITY      :    LIVERMORE
                   STATE/ZIP : CA  94550
    MORTGAGE AMOUNT :   346,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    345,471.82  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,389.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 72.84200
    ----------------------------------------------------------------------------
0   0031985948     MORTGAGORS: SHIM                 GUN
                               SHIM                 JAE
    REGION CODE    ADDRESS   : 646 ELISKA COURT
        01         CITY      :    WALNUT CREEK
                   STATE/ZIP : CA  94598
    MORTGAGE AMOUNT :   330,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    329,496.25  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,279.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 73.33300
    ----------------------------------------------------------------------------
0   0031985989     MORTGAGORS: LEE                  CHRISTOPHER
                               LEE                  CHRISTINA
    REGION CODE    ADDRESS   : 283 JASMINE WAY
        01         CITY      :    DANVILLE
                   STATE/ZIP : CA  94506
    MORTGAGE AMOUNT :   448,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    447,298.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,056.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031986011     MORTGAGORS: RAMAN                STEPHEN
                               RAMAN                YOLANDA
    REGION CODE    ADDRESS   : 9340 E PELTIER ROAD
        01         CITY      :    ACAMPO
                   STATE/ZIP : CA  95220
    MORTGAGE AMOUNT :   278,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    277,985.47  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,946.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,872,400.00
                               P & I AMT:     12,958.05  UPB AMT:   1,869,552.67
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          261
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031986052     MORTGAGORS: JAVAN                ALIREZA

    REGION CODE    ADDRESS   : 3433 SUMMERSET CIRCLE
        01         CITY      :    COSTA MESA
                   STATE/ZIP : CA  92626
    MORTGAGE AMOUNT :   264,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    264,385.62  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,806.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031986086     MORTGAGORS: FAZIO                GREG
                               FAZIO                MICHELLE
    REGION CODE    ADDRESS   : 11570 DESERT HOLLY DR. E.
        01         CITY      :    SCOTTSDALE
                   STATE/ZIP : AZ  85255
    MORTGAGE AMOUNT :   275,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    275,035.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,809.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 82.23800
    ----------------------------------------------------------------------------
0   0031986102     MORTGAGORS: MC CUNE              MARTHA
                               MC CUNE              WILL
    REGION CODE    ADDRESS   : 912 SAN ANTONIO AVENUE
        01         CITY      :    ALAMEDA
                   STATE/ZIP : CA  94501
    MORTGAGE AMOUNT :   284,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    283,533.06  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,889.46  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 49.39100
    ----------------------------------------------------------------------------
0   0031986151     MORTGAGORS: POJE                 JIM
                               POJE                 SANDRA
    REGION CODE    ADDRESS   : 212 AUGUSTA LANE
        01         CITY      :    APTOS
                   STATE/ZIP : CA  95003
    MORTGAGE AMOUNT :   351,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    351,371.32  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,341.54  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 79.99700
    ----------------------------------------------------------------------------
0   0031986169     MORTGAGORS: NEWLIN               JOHN

    REGION CODE    ADDRESS   : 1219-1221 ARGUELLO BOULEVARD
        01         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94122
    MORTGAGE AMOUNT :   363,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    362,958.79  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,541.64  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 63.21700
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,539,750.00
                               P & I AMT:     10,388.88  UPB AMT:   1,537,284.56
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          262
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031986235     MORTGAGORS: ANDERSON             BRUCE
                               ANDERSON             SUSAN
    REGION CODE    ADDRESS   : 4540 WEST 4350 SOUTH
        01         CITY      :    WEST HAVEN
                   STATE/ZIP : UT  84315
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,583.10  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,957.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031986292     MORTGAGORS: CHIKAMURA            MICHAEL
                               ENG-CHIKAMURA        DEENA
    REGION CODE    ADDRESS   : 2604 MONTE CRESTA DRIVE
        01         CITY      :    BELMONT
                   STATE/ZIP : CA  94002
    MORTGAGE AMOUNT :   375,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    374,721.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,622.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 62.50000
    ----------------------------------------------------------------------------
0   0031986359     MORTGAGORS: SHIPMAN              JOHN
                               SHIPMAN              TAMARA
    REGION CODE    ADDRESS   : 1314 ASHWOOD COURT
        01         CITY      :    SAN MATEO
                   STATE/ZIP : CA  94402
    MORTGAGE AMOUNT :   541,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    540,652.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,693.98  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 74.68965
    ----------------------------------------------------------------------------
0   0031986383     MORTGAGORS: COUCH                JAMES
                               COUCH                SANDRA
    REGION CODE    ADDRESS   : 2173 RANCHWOOD PLACE
        01         CITY      :    RIVERSIDE
                   STATE/ZIP : CA  92506
    MORTGAGE AMOUNT :   278,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    278,737.74  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,926.64  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 89.98380
    ----------------------------------------------------------------------------
0   0031986391     MORTGAGORS: EDWARDS              JOHN
                               HIGASHI              PAULA
    REGION CODE    ADDRESS   : 530 STETSON STREET
        01         CITY      :    MOSS BEACH
                   STATE/ZIP : CA  94038
    MORTGAGE AMOUNT :   472,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    471,242.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,179.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 72.61500
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,947,450.00
                               P & I AMT:     13,380.42  UPB AMT:   1,944,938.01
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          263
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031986425     MORTGAGORS: CULLINANE            MICHAEL
                               CULLINANE            COLLEEN
    REGION CODE    ADDRESS   : 2101 SAFFRON WAY
        01         CITY      :    FALL BROOK
                   STATE/ZIP : CA  92028
    MORTGAGE AMOUNT :   372,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    371,446.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,601.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031986441     MORTGAGORS: SARAN                NAVIN
                               SRIVASTAVA           SUDAH
    REGION CODE    ADDRESS   : 4954 FIRENZA DRIVE
        01         CITY      :    CYPRESS
                   STATE/ZIP : CA  90630
    MORTGAGE AMOUNT :   380,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    379,724.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,689.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 76.76760
    ----------------------------------------------------------------------------
0   0031986458     MORTGAGORS: DAVIDSON             ARLENE
                               SAND                 ARLENE
    REGION CODE    ADDRESS   : 1139-1141 TREMAINE AVENUE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90019
    MORTGAGE AMOUNT :   337,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    336,749.90  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,356.35  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 74.88800
    ----------------------------------------------------------------------------
0   0031986524     MORTGAGORS: LORENZ               PAUL
                               LORENZ               LORI
    REGION CODE    ADDRESS   : 10262 RUE ST. JACQUES
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92131
    MORTGAGE AMOUNT :   335,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    334,745.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,313.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 77.01140
    ----------------------------------------------------------------------------
0   0031986532     MORTGAGORS: FLEMING              GORDON
                               MCMULLIN-FLEMING     DENISE
    REGION CODE    ADDRESS   : 6735 SURBITON DRIVE
        01         CITY      :    CLIFTON
                   STATE/ZIP : VA  20124
    MORTGAGE AMOUNT :   340,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    339,721.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,262.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,764,000.00
                               P & I AMT:     12,222.84  UPB AMT:   1,762,387.36
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          264
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031986581     MORTGAGORS: CARFAGNO             STEVE
                               CARFAGNO             MICHELLE
    REGION CODE    ADDRESS   : 9801 STAR DRIVE
        01         CITY      :    HUNTINGTON BEACH
                   STATE/ZIP : CA  92646
    MORTGAGE AMOUNT :   292,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    291,507.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,918.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031987431     MORTGAGORS: PORTER               STEVEN
                               PORTER               PAMELA
    REGION CODE    ADDRESS   : 9561 ONSET CIRCLE
        01         CITY      :    HUNTINGTON BEACH
                   STATE/ZIP : CA  92646
    MORTGAGE AMOUNT :   309,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    308,746.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,055.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 74.10000
    ----------------------------------------------------------------------------
0   0031987464     MORTGAGORS: JACKSON              BRUCE

    REGION CODE    ADDRESS   : 2201 MARINE STREET
        01         CITY      :    SANTA MONICA
                   STATE/ZIP : CA  90405
    MORTGAGE AMOUNT :   346,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    345,723.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,331.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 50.88200
    ----------------------------------------------------------------------------
0   0031988132     MORTGAGORS: GHASSEMI             CYRUS
                               GHASSEMI             MARIE
    REGION CODE    ADDRESS   : 22946 DARIEN STREET
        01         CITY      :    WOODLAND HILLS
                   STATE/ZIP : CA  91364
    MORTGAGE AMOUNT :   290,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    289,762.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,929.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 77.33300
    ----------------------------------------------------------------------------
0   0031988215     MORTGAGORS: LYONS                VICTORIA

    REGION CODE    ADDRESS   : SANTA FE STREET
        01         CITY      :    CARMEL
                   STATE/ZIP : CA  93921
    MORTGAGE AMOUNT :   365,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    364,715.26  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,489.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 57.03100
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,602,000.00
                               P & I AMT:     10,724.42  UPB AMT:   1,600,455.54
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          265
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031988223     MORTGAGORS: OSTRONIC             FRANCIS
                               OSTRONIC             JUDITH
    REGION CODE    ADDRESS   : 8323 TURNBERRY COURT
        01         CITY      :    POTOMAC
                   STATE/ZIP : MD  20854
    MORTGAGE AMOUNT :   500,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    499,590.15  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,326.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 77.27900
    ----------------------------------------------------------------------------
0   0031988231     MORTGAGORS: HAMBLIN              CALVIN
                               STORER               LINDA
    REGION CODE    ADDRESS   : 8 TREERIDGE LANE
        01         CITY      :    IRVINE
                   STATE/ZIP : CA  92620
    MORTGAGE AMOUNT :   419,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    418,656.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,787.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 76.18100
    ----------------------------------------------------------------------------
0   0031988249     MORTGAGORS: WISEMAN              BRIAN
                               WISEMAN              LESLI
    REGION CODE    ADDRESS   : 10 NORTH 742 WILLIAMSBURG DRIVE
        01         CITY      :    ELGIN
                   STATE/ZIP : IL  60123
    MORTGAGE AMOUNT :   303,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    303,544.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,995.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 76.91100
    ----------------------------------------------------------------------------
0   0031988306     MORTGAGORS: COHEN                ANDREW
                               COHEN                DENISE
    REGION CODE    ADDRESS   : 30224 VIA RIVERA
        01         CITY      :    RANCHO PALOS VERDES
                   STATE/ZIP : CA  90275
    MORTGAGE AMOUNT :   266,350.00  OPTION TO CONVERT :
    UNPAID BALANCE :    266,147.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,839.61  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 45.14400
    ----------------------------------------------------------------------------
0   0031988405     MORTGAGORS: MCGRATH-CAMARILLO    MARY

    REGION CODE    ADDRESS   : 2205 BROADMOOR COURT
        01         CITY      :    OXNARD
                   STATE/ZIP : CA  93030
    MORTGAGE AMOUNT :   266,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    266,601.99  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,865.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 62.04600
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,755,950.00
                               P & I AMT:     11,815.01  UPB AMT:   1,754,540.79
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          266
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031988447     MORTGAGORS: FAINSTEIN            BERNARD
                               FAINSTEIN            MARION
    REGION CODE    ADDRESS   : 29118 WEST OAK PATH DRIVE
        01         CITY      :    AGOURA HILLS
                   STATE/ZIP : CA  91301
    MORTGAGE AMOUNT :   276,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    276,284.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,886.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 70.89700
    ----------------------------------------------------------------------------
0   0031988488     MORTGAGORS: MILLER               JAMES
                               MILLER               TAMMY
    REGION CODE    ADDRESS   : 1040 EAST SAN ANTONIO AVENUE
        01         CITY      :    FULLERTON
                   STATE/ZIP : CA  92835
    MORTGAGE AMOUNT :   255,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    255,595.44  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,723.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 81.20600
    ----------------------------------------------------------------------------
0   0031988512     MORTGAGORS: O'NEIL               WILLIAM
                               O'NEIL               MARY
    REGION CODE    ADDRESS   : 1742 NORTH HALE AVENUE
        01         CITY      :    FULLERTON
                   STATE/ZIP : CA  92831
    MORTGAGE AMOUNT :   313,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    313,243.03  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,085.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 79.77090
    ----------------------------------------------------------------------------
0   0031988538     MORTGAGORS: SMITH                JEFFREY

    REGION CODE    ADDRESS   : 5701 MADRID LANE
        01         CITY      :    LONG BEACH
                   STATE/ZIP : CA  90814
    MORTGAGE AMOUNT :   345,650.00  OPTION TO CONVERT :
    UNPAID BALANCE :    345,380.36  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,357.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 76.81100
    ----------------------------------------------------------------------------
0   0031988546     MORTGAGORS: LEE                  JOHN
                               LEE                  JUNE
    REGION CODE    ADDRESS   : 641 VIA LOS MIRADORES
        01         CITY      :    REDONDO BEACH
                   STATE/ZIP : CA  90277
    MORTGAGE AMOUNT :   450,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    449,631.14  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,993.86  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 73.77000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,641,450.00
                               P & I AMT:     11,047.11  UPB AMT:   1,640,134.27
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          267
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031988587     MORTGAGORS: FRASER               KEITH
                               FRASER               MARILYN
    REGION CODE    ADDRESS   : 280 MONTEREY DUNES WAY
        01         CITY      :    CASTROVILLE
                   STATE/ZIP : CA  95012
    MORTGAGE AMOUNT :   299,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,048.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,966.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 48.66600
    ----------------------------------------------------------------------------
0   0031988678     MORTGAGORS: EVERDING             MICHAEL
                               HAYWOOD-EVERDING     SUSAN
    REGION CODE    ADDRESS   : 807 CRESTMOORE PLACE,
        01         CITY      :    LOS ANGELES,
                   STATE/ZIP : CA  90291
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,741.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,945.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 72.28900
    ----------------------------------------------------------------------------
0   0031988769     MORTGAGORS: LEVY                 PAMELA

    REGION CODE    ADDRESS   : 5 WADSWORTH
        01         CITY      :    IRVINE
                   STATE/ZIP : CA  92620
    MORTGAGE AMOUNT :   258,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    257,875.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,718.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------------------
0   0031988801     MORTGAGORS: CHYN                 DER-LIN
                               CHYN                 LI MING
    REGION CODE    ADDRESS   : 2348 34TH AVE
        01         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94116
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    269,566.89  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,819.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 54.00000
    ----------------------------------------------------------------------------
0   0031988827     MORTGAGORS: BENSON               EUGENE
                               BENSON               ANNE
    REGION CODE    ADDRESS   : 540 ATHERTON AVENUE
        01         CITY      :    NOVATO
                   STATE/ZIP : CA  94945
    MORTGAGE AMOUNT :   432,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    431,879.24  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,022.01  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 75.16520
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,559,800.00
                               P & I AMT:     10,471.51  UPB AMT:   1,558,111.69
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          268
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031988868     MORTGAGORS: DIBASILIO            DONNA
                               ZANETTI              TRAMONTI
    REGION CODE    ADDRESS   : 736 BAMBOO TERRACE
        01         CITY      :    SAN RAFAEL
                   STATE/ZIP : CA  94903
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,781.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,708.01  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 73.23900
    ----------------------------------------------------------------------------
0   0031989056     MORTGAGORS: CULLEN               JOHN
                               POPE-CULLEN          ANA
    REGION CODE    ADDRESS   : 3005 MCGLENN DRIVE
        01         CITY      :    APTOS
                   STATE/ZIP : CA  95003
    MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    274,780.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,852.73  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 73.33300
    ----------------------------------------------------------------------------
0   0031990187     MORTGAGORS: BECKER               ROBERT
                               BANGASSER-BECKER     MARY
    REGION CODE    ADDRESS   : 5269 140TH AVENUE NORTHEAST
        01         CITY      :    BELLEVUE
                   STATE/ZIP : WA  98005
    MORTGAGE AMOUNT :   433,050.00  OPTION TO CONVERT :
    UNPAID BALANCE :    432,695.03  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,881.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 52.49000
    ----------------------------------------------------------------------------
0   0031990369     MORTGAGORS: FROST                JAMES

    REGION CODE    ADDRESS   : 10260 WHISKEY HILL LANE
        01         CITY      :    GILROY
                   STATE/ZIP : CA  95020
    MORTGAGE AMOUNT :   385,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    384,454.78  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,758.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 70.38300
    ----------------------------------------------------------------------------
0   0031990385     MORTGAGORS: CERKLESKI            RICHARD
                               CERKLESKI            BONNIE
    REGION CODE    ADDRESS   : 2560 LOCH WAY
        01         CITY      :    EL DORADO HILLS
                   STATE/ZIP : CA  95762
    MORTGAGE AMOUNT :   450,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    449,329.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,146.47  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 59.21000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,803,050.00
                               P & I AMT:     12,346.49  UPB AMT:   1,801,041.43
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          269
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031990393     MORTGAGORS: MURRAY               LARRY
                               MURRAY               DEBORAH
    REGION CODE    ADDRESS   : 22405 GOLDRUSH
        01         CITY      :    LAKE FOREST
                   STATE/ZIP : CA  92630
    MORTGAGE AMOUNT :   280,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    280,275.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,889.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 85.00000
    ----------------------------------------------------------------------------
0   0031990427     MORTGAGORS: FERREIRA             BRENTFORD
                               FERREIRA             CLAIRE
    REGION CODE    ADDRESS   : 298 COVINA AVENUE
        01         CITY      :    LONG BEACH
                   STATE/ZIP : CA  90803
    MORTGAGE AMOUNT :   346,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    346,255.44  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,482.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 78.75000
    ----------------------------------------------------------------------------
0   0031990435     MORTGAGORS: JACKSON              JAMES
                               JACKSON              PATRICIA
    REGION CODE    ADDRESS   : 16162 WHITECAP LANE
        01         CITY      :    HUNTINGTON BEACH
                   STATE/ZIP : CA  92649
    MORTGAGE AMOUNT :   600,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    599,531.94  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,093.06  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------------------
0   0031990617     MORTGAGORS: VAUGHN               STEVEN
                               VAUGHN               DIANA
    REGION CODE    ADDRESS   : 2222 AMHERST WAY
        01         CITY      :    EL DORADO HILLS
                   STATE/ZIP : CA  95762
    MORTGAGE AMOUNT :   311,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    310,738.72  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,043.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 79.74300
    ----------------------------------------------------------------------------
0   0031990633     MORTGAGORS: MUNSON               ROBERT
                               MUNSON               DEBRA
    REGION CODE    ADDRESS   : 64 LEWIS
        01         CITY      :    IRVINE
                   STATE/ZIP : CA  92620
    MORTGAGE AMOUNT :   264,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,783.60  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,756.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,802,000.00
                               P & I AMT:     12,264.66  UPB AMT:   1,800,585.39
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          270
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031990658     MORTGAGORS: CAMACHO              RHAMCIE
                               CAMACHO              MARILOU
    REGION CODE    ADDRESS   : 1933 ABREU WAY
        01         CITY      :    UNION CITY
                   STATE/ZIP : CA  94587
    MORTGAGE AMOUNT :   317,850.00  OPTION TO CONVERT :
    UNPAID BALANCE :    317,608.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,195.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 79.99900
    ----------------------------------------------------------------------------
0   0031991045     MORTGAGORS: ROSS                 STEVEN
                               ROSS                 SUSAN
    REGION CODE    ADDRESS   : 2573 PICCADILLY CIRCLE
        01         CITY      :    THOUSAND OAKS
                   STATE/ZIP : CA  91362
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,764.76  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,839.41  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 73.68400
    ----------------------------------------------------------------------------
0   0031993074     MORTGAGORS: CAMPI                JAMES
                               CAMPI                DEADRA
    REGION CODE    ADDRESS   : 2790 THOMAS GRADE
        01         CITY      :    MORGAN HILL
                   STATE/ZIP : CA  95037
    MORTGAGE AMOUNT :   498,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    497,611.51  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,397.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 62.25000
    ----------------------------------------------------------------------------
0   0031993082     MORTGAGORS: DO                   FRANK
                               DO                   MELANIE
    REGION CODE    ADDRESS   : 19 SUNRISE
        01         CITY      :    IRVINE
                   STATE/ZIP : CA  92612
    MORTGAGE AMOUNT :   444,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    443,662.15  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,066.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 75.89700
    ----------------------------------------------------------------------------
0   0031993330     MORTGAGORS: CUNDY                WILLIAM
                               CUNDY                KATHRYN
    REGION CODE    ADDRESS   : 21634 MARTY ROAD
        01         CITY      :    LOS GATOS
                   STATE/ZIP : CA  95033
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,781.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,910.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 62.22200
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,819,850.00
                               P & I AMT:     12,408.67  UPB AMT:   1,818,428.12
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          271
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031993413     MORTGAGORS: WETZEL               JEFFREY

    REGION CODE    ADDRESS   : 2144 LINDA FLORA DRIVE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90077
    MORTGAGE AMOUNT :   436,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    435,659.88  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,974.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 78.55800
    ----------------------------------------------------------------------------
0   0031993462     MORTGAGORS: BIRNBAUM             MOE
                               BIRNBAUM             WENDY
    REGION CODE    ADDRESS   : 21515 198TH AVENUE EAST,
        01         CITY      :    ORTING,
                   STATE/ZIP : WA  98360
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,786.88  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,729.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 74.28500
    ----------------------------------------------------------------------------
0   0031993520     MORTGAGORS: SCOTT                CRAIG
                               SCOTT                TERESA
    REGION CODE    ADDRESS   : 1821 123RD AVENUE SOUTHEAST
        01         CITY      :    BELLEVUE
                   STATE/ZIP : WA  98005
    MORTGAGE AMOUNT :   266,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    266,026.32  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,749.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------------------
0   0031993736     MORTGAGORS: SCHNEIDER            ROBERT
                               HENTHORN             JULIE
    REGION CODE    ADDRESS   : 3647 CODY ROAD
        01         CITY      :    LOS ANGELES SHERMAN OAKS
                   STATE/ZIP : CA  91403
    MORTGAGE AMOUNT :   420,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    420,072.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,867.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 63.21800
    ----------------------------------------------------------------------------
0   0031993793     MORTGAGORS: WHYMAN               LARRY
                               WHYMAN               DOROTHY
    REGION CODE    ADDRESS   : 1183 ELM AVENUE
        01         CITY      :    SONOMA
                   STATE/ZIP : CA  95476
    MORTGAGE AMOUNT :   332,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    331,714.15  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,153.35  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,714,650.00
                               P & I AMT:     11,474.37  UPB AMT:   1,713,259.28
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          272
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031993819     MORTGAGORS: COBAR                SALVADOR
                               COBAR                ESTHER
    REGION CODE    ADDRESS   : 5861 ARTHUR DRIVE
        01         CITY      :    PLEASANTON
                   STATE/ZIP : CA  94588
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    319,737.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,128.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 71.91000
    ----------------------------------------------------------------------------
0   0031994197     MORTGAGORS: GOTTFURCHT           JOHN
                               GOTTFURCHT           AMY
    REGION CODE    ADDRESS   : 268 SOUTH LASKY DRIVE #302
        01         CITY      :    BEVELRY HILLS
                   STATE/ZIP : CA  90212
    MORTGAGE AMOUNT :   375,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    374,684.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,463.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 62.50000
    ----------------------------------------------------------------------------
0   0031994247     MORTGAGORS: POTTER               WILLIAM

    REGION CODE    ADDRESS   : 21291 PINEBLUFF DRIVE
        01         CITY      :    TRABUCO CANYON (AREA)
                   STATE/ZIP : CA  92679
    MORTGAGE AMOUNT :   356,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    356,457.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,373.47  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 74.32200
    ----------------------------------------------------------------------------
0   0031994262     MORTGAGORS: YOCUM                DON
                               MORGAN               ALISON
    REGION CODE    ADDRESS   : 608 SUNFLOWER COURT
        01         CITY      :    SAN RAMON
                   STATE/ZIP : CA  94583
    MORTGAGE AMOUNT :   364,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    363,701.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,421.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 68.03700
    ----------------------------------------------------------------------------
0   0031994338     MORTGAGORS: KEMPKEY              EDWIN
                               KEMPKEY              KERRY
    REGION CODE    ADDRESS   : 1055 LORRAINE DRIVE
        01         CITY      :    NAPA
                   STATE/ZIP : CA  94558
    MORTGAGE AMOUNT :   366,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    365,707.32  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,465.81  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 77.87200
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,781,750.00
                               P & I AMT:     11,853.43  UPB AMT:   1,780,289.18
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          273
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031994429     MORTGAGORS: VYENIELO             PAUL
                               VYENIELO             TRACI
    REGION CODE    ADDRESS   : 4835 PAULSEN LANE
        01         CITY      :    SEBASTOPOL
                   STATE/ZIP : CA  94572
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,770.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,862.85  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031994478     MORTGAGORS: AVINS                ANDREW
                               KUPPERMANN-AVINS     MIRIAM
    REGION CODE    ADDRESS   : 307 KENT AVENUE
        01         CITY      :    KENTFIELD
                   STATE/ZIP : CA  94904
    MORTGAGE AMOUNT :   650,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    649,505.40  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,489.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 68.78300
    ----------------------------------------------------------------------------
0   0031994494     MORTGAGORS: LA NOUE              MICHAEL
                               LA NOUE              LORI
    REGION CODE    ADDRESS   : 8511 CALMADA AVENUE
        01         CITY      :    WHITTIER
                   STATE/ZIP : CA  90605
    MORTGAGE AMOUNT :   265,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    265,297.98  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,833.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 94.99100
    ----------------------------------------------------------------------------
0   0031994536     MORTGAGORS: BARNEY               MAURICE
                               BARNEY               DONNA
    REGION CODE    ADDRESS   : 1511 2ND STREET
        01         CITY      :    MANHATTAN BEACH
                   STATE/ZIP : CA  90266
    MORTGAGE AMOUNT :   388,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    387,674.03  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,548.89  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031994668     MORTGAGORS: PRICE                SCOTT
                               PRICE                PATRICIA
    REGION CODE    ADDRESS   : 54 PACHECO CREEK
        01         CITY      :    NOVATO
                   STATE/ZIP : CA  94949
    MORTGAGE AMOUNT :   450,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    449,612.56  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,918.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 79.64601
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   2,033,500.00
                               P & I AMT:     13,653.56  UPB AMT:   2,031,860.45
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          274
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031994692     MORTGAGORS: CHRISTOPHERSON       JOHN
                               CHRISTOPHERSON       STEPHANIE
    REGION CODE    ADDRESS   : 13691 JENET CIRCLE
        01         CITY      :    SANTA ANA (AREA)
                   STATE/ZIP : CA  92705
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,760.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,021.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 77.92200
    ----------------------------------------------------------------------------
0   0031994759     MORTGAGORS: HENRY                KIM
                               ANGUS                LESLIE
    REGION CODE    ADDRESS   : 371 COUNTRYSIDE DRIVE
        01         CITY      :    SANTA ROSA
                   STATE/ZIP : CA  95401
    MORTGAGE AMOUNT :   309,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    308,633.19  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,004.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 88.53800
    ----------------------------------------------------------------------------
0   0031994783     MORTGAGORS: WALLACE              GARY
                               WALLACE              MARDI
    REGION CODE    ADDRESS   : 927 SOUTH CREEKVIEW LANE
        01         CITY      :    ANAHEIM
                   STATE/ZIP : CA  92808
    MORTGAGE AMOUNT :   332,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    331,741.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,264.83  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031995806     MORTGAGORS: EDGINTON             CARL
                               EDGINTON             ANGELIQUE
    REGION CODE    ADDRESS   : 207 CATHERINE PARK DRIVE
        01         CITY      :    GLENDORA
                   STATE/ZIP : CA  91741
    MORTGAGE AMOUNT :   288,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,758.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,891.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031995822     MORTGAGORS: SJOHOLM-SIERCHIO     KRISTI

    REGION CODE    ADDRESS   : 10312 RIDGEVIEW COURT
        01         CITY      :    RANCH CUCAMONGA
                   STATE/ZIP : CA  91737
    MORTGAGE AMOUNT :   290,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    290,278.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,006.41  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 88.56700
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,519,500.00
                               P & I AMT:     10,188.53  UPB AMT:   1,518,171.27
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          275
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031996291     MORTGAGORS: FONGSON              DARRELL
                               FONGSON              ARLENE
    REGION CODE    ADDRESS   : 20780 SEVILLA LANE
        01         CITY      :    SARATOGA
                   STATE/ZIP : CA  95070
    MORTGAGE AMOUNT :   347,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    346,735.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,396.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 40.82300
    ----------------------------------------------------------------------------
0   0031996317     MORTGAGORS: OTA                  CEDRIC
                               OTA                  GAIL
    REGION CODE    ADDRESS   : 2247 HALAKAU STREET
        01         CITY      :    HONOLULU
                   STATE/ZIP : HI  96821
    MORTGAGE AMOUNT :   491,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    490,587.50  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,225.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 65.46666
    ----------------------------------------------------------------------------
0   0031996515     MORTGAGORS: TAGHDIRI             HAMID
                               TAGHDIRI             PARI
    REGION CODE    ADDRESS   : 1245 GOLD FLOWER ROAD
        01         CITY      :    CARLSBAD
                   STATE/ZIP : CA  92009
    MORTGAGE AMOUNT :   351,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    350,726.19  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,394.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.98200
    ----------------------------------------------------------------------------
0   0031996549     MORTGAGORS: NALBANDIAN           ANDREW
                               NALBANDIAN           REBECCA
    REGION CODE    ADDRESS   : 6010 MORGAN PLACE
        01         CITY      :    LOOMIS
                   STATE/ZIP : CA  95650
    MORTGAGE AMOUNT :   264,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,687.62  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,779.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------------------
0   0031996630     MORTGAGORS: RODEZNO              JULIO
                               RODEZNO              ELMA
    REGION CODE    ADDRESS   : 844 IRIS AVENUE
        01         CITY      :    SUNNYVALE
                   STATE/ZIP : CA  94086
    MORTGAGE AMOUNT :   333,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    332,733.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,243.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 71.61290
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,786,100.00
                               P & I AMT:     12,039.38  UPB AMT:   1,784,470.97
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          276
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031996689     MORTGAGORS: NG                   VINCENT
                               NG                   LYDIA
    REGION CODE    ADDRESS   : 3151 APPERSON RIDGE COURT
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95148
    MORTGAGE AMOUNT :   285,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    284,531.42  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,896.11  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------------------
0   0031996747     MORTGAGORS: MCKIM                ROBERT

    REGION CODE    ADDRESS   : 716 WALNUT AVENUE
        01         CITY      :    SANTA CRUZ
                   STATE/ZIP : CA  95060
    MORTGAGE AMOUNT :   465,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    464,235.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,093.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------------------
0   0031996754     MORTGAGORS: KENNEY               MICHAEL
                               KENNEY               JULIE
    REGION CODE    ADDRESS   : 6945 EAST OVERLOOK TERRACE
        01         CITY      :    ANAHEIM
                   STATE/ZIP : CA  92807
    MORTGAGE AMOUNT :   593,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    593,159.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,150.54  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 74.20000
    ----------------------------------------------------------------------------
0   0031996846     MORTGAGORS: NGUYEN               HUNG
                               NGUYEN               TAM
    REGION CODE    ADDRESS   : 61 PARK GROTON PLACE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95136
    MORTGAGE AMOUNT :   268,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    268,579.67  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,788.33  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031996879     MORTGAGORS: BLAKLEY              SEAN
                               BLAKLEY              LISA
    REGION CODE    ADDRESS   : 5208 LEESA ANN COURT
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95124
    MORTGAGE AMOUNT :   286,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    285,940.58  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,005.35  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,899,200.00
                               P & I AMT:     12,933.99  UPB AMT:   1,896,446.59
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          277
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031996887     MORTGAGORS: MILLER               WILLIAM
                               MILLER               FRANCES
    REGION CODE    ADDRESS   : 520 ROCKAWAY BEACH AVENUE
        01         CITY      :    PACIFICA
                   STATE/ZIP : CA  94044
    MORTGAGE AMOUNT :   304,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    303,042.75  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,073.82  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031996937     MORTGAGORS: HALL                 EUGENE
                               HALL                 PATRICIA
    REGION CODE    ADDRESS   : 205 PEEBLES AVENUE
        01         CITY      :    MORGAN HILL
                   STATE/ZIP : CA  95037
    MORTGAGE AMOUNT :   273,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    273,520.02  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,798.34  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 74.18699
    ----------------------------------------------------------------------------
0   0031996994     MORTGAGORS: JACKSON              MICHAEL
                               JACKSON              KATHLEEN
    REGION CODE    ADDRESS   : 7391 EAST NIGHTHAWK CIRCLE
        01         CITY      :    ANAHEIM
                   STATE/ZIP : CA  92808
    MORTGAGE AMOUNT :   356,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    355,735.80  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,489.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 74.16666
    ----------------------------------------------------------------------------
0   0031997000     MORTGAGORS: SOTELO               RICH
                               SOTELO               BENAY
    REGION CODE    ADDRESS   : 6909 LENWOOD WAY
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95120
    MORTGAGE AMOUNT :   297,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    297,250.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,954.36  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 74.93702
    ----------------------------------------------------------------------------
0   0031997034     MORTGAGORS: BLACKWELL            TIMOTHY
                               BLACKWELL            NITA
    REGION CODE    ADDRESS   : 27022 DEW DROP ROAD
        01         CITY      :    PIONEER
                   STATE/ZIP : CA  95666
    MORTGAGE AMOUNT :   258,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    258,188.19  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,719.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,489,650.00
                               P & I AMT:     10,034.86  UPB AMT:   1,487,736.83
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          278
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031997042     MORTGAGORS: BAZZINI              ALAN
                               BAZZINI              CHERYL
    REGION CODE    ADDRESS   : 12546 BROOKVIEW MANOR DRIVE
        01         CITY      :    BELLA VISTA
                   STATE/ZIP : CA  96008
    MORTGAGE AMOUNT :   321,350.00  OPTION TO CONVERT :
    UNPAID BALANCE :    321,080.03  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,111.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 74.99416
    ----------------------------------------------------------------------------
0   0031997711     MORTGAGORS: SHEFTER              MILTON
                               SHEFTER              JOY
    REGION CODE    ADDRESS   : 512 NORTH WALDEN DRIVE
        01         CITY      :    BEVERLY HILLS
                   STATE/ZIP : CA  90210
    MORTGAGE AMOUNT :   475,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    474,610.64  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,160.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 31.25000
    ----------------------------------------------------------------------------
0   0031998123     MORTGAGORS: BACICA               NICHOLAS

    REGION CODE    ADDRESS   : 229 MONTEREY STREET
        01         CITY      :    SANTA CRUZ
                   STATE/ZIP : CA  95060
    MORTGAGE AMOUNT :   450,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    449,631.14  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,993.86  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 58.06400
    ----------------------------------------------------------------------------
0   0031998339     MORTGAGORS: MIZOKAWA             YOSHITAKA
                               MIZOKAWA             HISAYO
    REGION CODE    ADDRESS   : 6530 CERTA  DRIVE
        01         CITY      :    RANCHO PALOS VERDES
                   STATE/ZIP : CA  90275
    MORTGAGE AMOUNT :   304,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    304,650.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,028.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 74.36585
    ----------------------------------------------------------------------------
0   0031998354     MORTGAGORS: GROSS                ERIC
                               VILLA                GLORIA
    REGION CODE    ADDRESS   : 10562 VALMAY AVENUE NORTHWEST
        01         CITY      :    SEATTLE
                   STATE/ZIP : WA  98177
    MORTGAGE AMOUNT :   292,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    291,754.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,918.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,843,250.00
                               P & I AMT:     12,211.83  UPB AMT:   1,841,726.57
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          279
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0031998537     MORTGAGORS: YOUNG                STEVEN

    REGION CODE    ADDRESS   : 4096 BEACON PLACE
        01         CITY      :    DISCOVERY BAY
                   STATE/ZIP : CA  94514
    MORTGAGE AMOUNT :   388,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    387,704.76  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,679.82  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0031998545     MORTGAGORS: GLASS                EDWARD
                               GLASS                PILAR
    REGION CODE    ADDRESS   : 27335 WEATHERSFILED DRIVE
        01         CITY      :    VALENCIA
                   STATE/ZIP : CA  91354
    MORTGAGE AMOUNT :   294,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    293,753.01  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,931.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 76.56200
    ----------------------------------------------------------------------------
0   0031998834     MORTGAGORS: MAKEM                ALBERT
                               MAKEM                JUDITH
    REGION CODE    ADDRESS   : 25082 CAROLWOOD
        01         CITY      :    LAKE FOREST
                   STATE/ZIP : CA  92630
    MORTGAGE AMOUNT :   271,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    271,277.45  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,806.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 78.69500
    ----------------------------------------------------------------------------
0   0031999097     MORTGAGORS: TONG                 BRIAN
                               DICKENS              JUDITH
    REGION CODE    ADDRESS   : 313 VISTA BAYA
        01         CITY      :    COSTA MESA
                   STATE/ZIP : CA  92627
    MORTGAGE AMOUNT :   317,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    316,970.42  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,245.12  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0032000333     MORTGAGORS: O'ROURKE             ROBERT
                               O'ROURKE             CHRISTINE
    REGION CODE    ADDRESS   : 9449 ALHAMBRA AVENUE,
        01         CITY      :    STOCKTON,
                   STATE/ZIP : CA  95212
    MORTGAGE AMOUNT :   340,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    339,714.36  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,233.56  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,610,700.00
                               P & I AMT:     10,896.17  UPB AMT:   1,609,420.00
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          280
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0032000416     MORTGAGORS: O'CONNELL            PATRICK
                               O'CONNELL            TIEW
    REGION CODE    ADDRESS   : 6420 MERLIN DRIVE
        01         CITY      :    CARLSBAD
                   STATE/ZIP : CA  92009
    MORTGAGE AMOUNT :   298,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    298,278.47  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,087.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 72.80487
    ----------------------------------------------------------------------------
0   0032001810     MORTGAGORS: ABERSMAN             DONNA
                               ABERSMAN             ALLEN
    REGION CODE    ADDRESS   : 252 AVENIDA GRANADA
        01         CITY      :    SAN CLEMENTE
                   STATE/ZIP : CA  92672
    MORTGAGE AMOUNT :   332,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    331,721.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,181.00  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 72.17391
    ----------------------------------------------------------------------------
0   0070002225     MORTGAGORS: MCMAHON              BRIAN
                               MCMAHON              ALISON
    REGION CODE    ADDRESS   : 103 EAST MISSISSIPPI
        01         CITY      :    HAVEN BEACH
                   STATE/ZIP : NJ  08008
    MORTGAGE AMOUNT :   263,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    260,310.76  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,863.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   12/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 75.44413
    ----------------------------------------------------------------------------
0   0070315213     MORTGAGORS: HANDRIS              MARK
                               HANDRIS              KIRSTIN
    REGION CODE    ADDRESS   : 2096 VOLPP STREET
        01         CITY      :    WEST LINN
                   STATE/ZIP : OR  97068
    MORTGAGE AMOUNT :   425,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    423,316.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,971.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   250
    LTV :                 77.27273
    ----------------------------------------------------------------------------
0   0070322946     MORTGAGORS: SWANTAK              ANDREW
                               SWANTAK              JUDY
    REGION CODE    ADDRESS   : 178 73RD STREET
        01         CITY      :    AVALON
                   STATE/ZIP : NJ  08202
    MORTGAGE AMOUNT :   600,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    598,655.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,195.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   250
    LTV :                 63.89776
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,918,800.00
                               P & I AMT:     13,298.73  UPB AMT:   1,912,282.56
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          281
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0070390000     MORTGAGORS: FOOTE                JESSE

    REGION CODE    ADDRESS   : 31 WEST MEADOW ROAD
        01         CITY      :    WILTON
                   STATE/ZIP : CT  06897
    MORTGAGE AMOUNT :   463,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    461,174.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,316.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   250
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0070397393     MORTGAGORS: PATTEE               PHILLIP
                               LIN                  SUSAN
    REGION CODE    ADDRESS   : 321 323 LOS GATOS BLVD
        01         CITY      :    LOS GATOS
                   STATE/ZIP : CA  95030
    MORTGAGE AMOUNT :   444,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    442,289.85  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,066.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0070407994     MORTGAGORS: MOTO                 KEMAL

    REGION CODE    ADDRESS   : 797 NORTHEAST 33RD
        01         CITY      :    BOCA RATON
                   STATE/ZIP : FL  33431
    MORTGAGE AMOUNT :   808,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    805,252.85  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,928.82  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   250
    LTV :                 58.55072
    ----------------------------------------------------------------------------
0   0070421755     MORTGAGORS: SPENCER              WILLIAM
                               SPENCER              DEBRA
    REGION CODE    ADDRESS   : 1702 MACERO STREET
        01         CITY      :    ESCONDIDO
                   STATE/ZIP : CA  92029
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    257,411.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,795.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 77.61194
    ----------------------------------------------------------------------------
0   0070422498     MORTGAGORS: DEMARTINI            ERNIE
                               DEMARTINI            EVA
    REGION CODE    ADDRESS   : 500 BAY DRIVE
        01         CITY      :    LAHAINA
                   STATE/ZIP : HI  96761
    MORTGAGE AMOUNT :   455,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    453,413.65  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,299.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   250
    LTV :                 70.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   2,430,000.00
                               P & I AMT:     17,407.24  UPB AMT:   2,419,542.43
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          282
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0070431085     MORTGAGORS: SESKIN               SANFORD
                               SESKIN               NOREEN
    REGION CODE    ADDRESS   : 17032 NORTHWAY CIRCLE
        01         CITY      :    BOCA RATON
                   STATE/ZIP : FL  33496
    MORTGAGE AMOUNT :   621,450.00  OPTION TO CONVERT :
    UNPAID BALANCE :    619,226.43  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,452.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   10/01/28
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   250
    LTV :                 66.82258
    ----------------------------------------------------------------------------
0   0070451877     MORTGAGORS: STOLOFF              GARY
                               STONE                ALICE
    REGION CODE    ADDRESS   : 29 RUTLAND SQUARE
        01         CITY      :    BOSTON
                   STATE/ZIP : MA  02118
    MORTGAGE AMOUNT :   515,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    513,337.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,469.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   250
    LTV :                 47.90698
    ----------------------------------------------------------------------------
0   0070460282     MORTGAGORS: FANTOZZI             MARK
                               FANTOZZI             MARILYNE
    REGION CODE    ADDRESS   : 10915 LINDA VISTA DRIVE
        01         CITY      :    CUPERTINO
                   STATE/ZIP : CA  95014
    MORTGAGE AMOUNT :   295,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    292,972.17  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,012.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 35.54217
    ----------------------------------------------------------------------------
0   0070460597     MORTGAGORS: TALARICO             GARY
                               TALARICO             DIANE
    REGION CODE    ADDRESS   : 1263 ROSEMONT RD
        01         CITY      :    WEST LINN
                   STATE/ZIP : OR  97068
    MORTGAGE AMOUNT :   432,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    431,032.15  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,020.61  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   250
    LTV :                 65.45455
    ----------------------------------------------------------------------------
0   0070461306     MORTGAGORS: DENE                 BROOKE

    REGION CODE    ADDRESS   : 55 OAK GROVE RD
        01         CITY      :    SOUTHAMPTON
                   STATE/ZIP : NY  11968
    MORTGAGE AMOUNT :   428,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    427,438.16  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,177.89  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   250
    LTV :                 80.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   2,291,450.00
                               P & I AMT:     16,132.71  UPB AMT:   2,284,006.83
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          283
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0070490818     MORTGAGORS: CARRICK              WILLIAM

    REGION CODE    ADDRESS   : 2866 BELDEN DRIVE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90068
    MORTGAGE AMOUNT :   493,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    492,624.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,405.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 64.86842
    ----------------------------------------------------------------------------
0   0070492871     MORTGAGORS: FRYER                MICHAEL
                               FRYER                SUZANNE
    REGION CODE    ADDRESS   : 3875 COTTONWOOD DR
        01         CITY      :    DANVILLE
                   STATE/ZIP : CA  94506
    MORTGAGE AMOUNT :   472,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    472,093.18  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,064.63  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------------------
0   0070497441     MORTGAGORS: KRISHNAMURTH         ANIL
                               NAGARAJA             PADMINI
    REGION CODE    ADDRESS   : 1172 WALNUT VALLEY LANE
        01         CITY      :    CENTERVILLE
                   STATE/ZIP : OH  45458
    MORTGAGE AMOUNT :   249,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    248,790.81  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,635.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 76.61538
    ----------------------------------------------------------------------------
0   0070498613     MORTGAGORS: SINGER               JEFFREY
                               SINGER               JILL
    REGION CODE    ADDRESS   : 47766 MARINER COURT
        01         CITY      :    STERLING
                   STATE/ZIP : VA  20165
    MORTGAGE AMOUNT :   246,550.00  OPTION TO CONVERT :
    UNPAID BALANCE :    246,342.87  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,619.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 73.59701
    ----------------------------------------------------------------------------
0   0070504048     MORTGAGORS: GOSIK                GARY
                               GOSIK                JUDITH
    REGION CODE    ADDRESS   : 896 COUNTY ROAD
        01         CITY      :    BLACKHAWK
                   STATE/ZIP : CO  80422
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,795.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,663.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 55.55556
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,711,050.00
                               P & I AMT:     11,388.33  UPB AMT:   1,709,646.79
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          284
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0070504790     MORTGAGORS: SUSSMAN              ARNOLD

    REGION CODE    ADDRESS   : 6912 CARMICHAEL AVENUE
        01         CITY      :    BETHESDA
                   STATE/ZIP : MD  20817
    MORTGAGE AMOUNT :   580,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    578,667.83  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,005.92  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   12/01/28
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   250
    LTV :                 67.05202
    ----------------------------------------------------------------------------
0   0070507629     MORTGAGORS: LEEUW                JAMES
                               LEEUW                SHERI
    REGION CODE    ADDRESS   : 504 MORAINE WAY
        01         CITY      :    HEATH
                   STATE/ZIP : TX  75087
    MORTGAGE AMOUNT :   525,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    524,569.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,492.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------------------
0   0070508783     MORTGAGORS: MCGURRIN             MICHAEL
                               CADIEUX              GENA
    REGION CODE    ADDRESS   : 8407 HUNT VALLEY DRIVE
        01         CITY      :    VIENNA
                   STATE/ZIP : VA  22182
    MORTGAGE AMOUNT :   246,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    245,708.15  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,778.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   02/01/24
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 76.16099
    ----------------------------------------------------------------------------
0   0070540562     MORTGAGORS: PENARANDA            RUBEN

    REGION CODE    ADDRESS   : 4000 SANTA MARIA STREET
        01         CITY      :    CORAL GABLE
                   STATE/ZIP : FL  33146
    MORTGAGE AMOUNT :   444,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    442,765.67  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,219.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   11/01/28
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   250
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0070541941     MORTGAGORS: LANGHOLTZ            JOEL
                               LANGHOLTZ            SHEILA
    REGION CODE    ADDRESS   : 22 REYNOLDS LANE
        01         CITY      :    KATONAH
                   STATE/ZIP : NY  10536
    MORTGAGE AMOUNT :   354,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    353,360.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,851.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   02/01/19
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 36.45726
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   2,149,000.00
                               P & I AMT:     15,347.97  UPB AMT:   2,145,072.01
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          285
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0070542212     MORTGAGORS: SCHNEIDER            DALE
                               SCHNEIDER            SALLY
    REGION CODE    ADDRESS   : 8581 CROCKETT CIRCLE
        01         CITY      :    WESTMINSTER
                   STATE/ZIP : CA  92683
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,764.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,839.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0070543335     MORTGAGORS: BALSAM               JEFFREY

    REGION CODE    ADDRESS   : 1616 MILLSTONE ROAD
        01         CITY      :    SAG HARBOR
                   STATE/ZIP : NY  11963
    MORTGAGE AMOUNT :   587,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    586,467.51  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,463.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   250
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0070590807     MORTGAGORS: BOCK                 GUSTAVUS
                               BOCK                 JACQUELINE
    REGION CODE    ADDRESS   : 40310 CALLE DE SUENOS
        01         CITY      :    MURRIETA
                   STATE/ZIP : CA  92562
    MORTGAGE AMOUNT :   426,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    425,683.85  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,978.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 64.06015
    ----------------------------------------------------------------------------
0   0070597042     MORTGAGORS: NG                   JERRY
                               RUND                 DOROTHY
    REGION CODE    ADDRESS   : 25729 NORTH HOODWAY
        01         CITY      :    STEVENSON R
                   STATE/ZIP : CA  91381
    MORTGAGE AMOUNT :   308,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    308,253.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,078.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.98755
    ----------------------------------------------------------------------------
0   0070603113     MORTGAGORS: NELSON               JOHN
                               NELSON               LANEY
    REGION CODE    ADDRESS   : 337 ENDICOTT COURT
        01         CITY      :    WALNUT CREE
                   STATE/ZIP : CA  94598
    MORTGAGE AMOUNT :   410,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    409,843.85  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,731.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 71.39130
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   2,012,200.00
                               P & I AMT:     14,090.68  UPB AMT:   2,010,013.28
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          286
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0070604467     MORTGAGORS: MC CULLOUGH          GARY
                               MC CULLOUGH          CAROL
    REGION CODE    ADDRESS   : 750 CREEKWOOD DRIVE NORTH
        01         CITY      :    FAIRVIEW
                   STATE/ZIP : TX  75069
    MORTGAGE AMOUNT :   326,850.00  OPTION TO CONVERT :
    UNPAID BALANCE :    324,658.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,229.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 72.63333
    ----------------------------------------------------------------------------
0   0070604699     MORTGAGORS: RIZZO                JANE

    REGION CODE    ADDRESS   : 38 BRYANT STREET
        01         CITY      :    SAN FRANCIS
                   STATE/ZIP : CA  94105
    MORTGAGE AMOUNT :   355,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    355,322.60  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,425.82  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 88.90000
    ----------------------------------------------------------------------------
0   0070606017     MORTGAGORS: RICHARDS             RONALD
                               RICHARDS             PATRICIA
    REGION CODE    ADDRESS   : 5 MAHER ROAD
        01         CITY      :    SOMERSET
                   STATE/ZIP : NJ  08873
    MORTGAGE AMOUNT :   375,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    375,207.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,561.57  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.05263
    ----------------------------------------------------------------------------
0   0070606918     MORTGAGORS: MAIMONE              RAYMOND
                               MAIMONE              MARIA
    REGION CODE    ADDRESS   : 812 SUSSEX ROAD
        01         CITY      :    FRANKLIN LA
                   STATE/ZIP : NJ  07417
    MORTGAGE AMOUNT :   560,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    559,594.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,963.64  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 65.88235
    ----------------------------------------------------------------------------
0   0070619200     MORTGAGORS: WESTBROOK            CAROL

    REGION CODE    ADDRESS   : 1032 WEST DIVERSEY PARKWAY
        01         CITY      :    CHICAGO
                   STATE/ZIP : IL  60614
    MORTGAGE AMOUNT :   447,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    446,651.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,049.33  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   2,064,950.00
                               P & I AMT:     14,230.05  UPB AMT:   2,061,433.97
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          287
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0070621461     MORTGAGORS: GRADITOR             MARSHALL
                               GRADITOR             SUSAN
    REGION CODE    ADDRESS   : 4437 TEDREGAL COURT
        01         CITY      :    CALABASAS
                   STATE/ZIP : CA  91302
    MORTGAGE AMOUNT :   576,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    575,550.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,929.34  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 62.27027
    ----------------------------------------------------------------------------
0   0070621487     MORTGAGORS: NORDHEIMER           MARYANN

    REGION CODE    ADDRESS   : 6400 GOLDLEAF DR
        01         CITY      :    BETHESDA
                   STATE/ZIP : MD  20817
    MORTGAGE AMOUNT :   421,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    420,671.58  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,871.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 78.69159
    ----------------------------------------------------------------------------
0   0070625538     MORTGAGORS: EMERICK              CHARLES
                               EMERICK              CONNIE
    REGION CODE    ADDRESS   : 1177 EL MEDIO AVENUE
        01         CITY      :    PACIFIC PAL
                   STATE/ZIP : CA  90272
    MORTGAGE AMOUNT :   489,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    488,908.72  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,296.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 60.40741
    ----------------------------------------------------------------------------
0   0070625769     MORTGAGORS: HURWIT               JEFFREY
                               GREENSPAN            ELIZABETH
    REGION CODE    ADDRESS   : 30 KINGSTON ROAD
        01         CITY      :    NEWTON
                   STATE/ZIP : MA  02461
    MORTGAGE AMOUNT :   308,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    307,834.73  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,998.33  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 59.82524
    ----------------------------------------------------------------------------
0   0070630173     MORTGAGORS: MCCONNELL            IAN

    REGION CODE    ADDRESS   : 6 8 ADAMS TERRACE
        01         CITY      :    CAMBRIDGE
                   STATE/ZIP : MA  02138
    MORTGAGE AMOUNT :   420,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    419,664.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,829.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   250
    LTV :                 66.66667
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   2,214,400.00
                               P & I AMT:     14,925.75  UPB AMT:   2,212,629.82
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          288
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0070634522     MORTGAGORS: PIERCE               JANICE

    REGION CODE    ADDRESS   : 2221 WEST VIEWMONT WAY W
        01         CITY      :    SEATTLE
                   STATE/ZIP : WA  98199
    MORTGAGE AMOUNT :   747,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    746,114.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,810.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   01/01/29
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   250
    LTV :                 64.95652
    ----------------------------------------------------------------------------
0   0070635552     MORTGAGORS: RAMO                 AHMAD
                               RAMO                 ZAFAR
    REGION CODE    ADDRESS   : 2308 AMITY ST
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92109
    MORTGAGE AMOUNT :   449,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    448,698.73  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,294.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 76.75214
    ----------------------------------------------------------------------------
0   0070640230     MORTGAGORS: VOS                  WAYNE
                               VOS                  SUSAN
    REGION CODE    ADDRESS   : 5220 STONEHAVEN DRIVE
        01         CITY      :    YORBA LINDA
                   STATE/ZIP : CA  92887
    MORTGAGE AMOUNT :   340,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    338,943.53  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,233.56  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 79.43925
    ----------------------------------------------------------------------------
0   0070645106     MORTGAGORS: DIPPREY              NEIL
                               DIPPREY              DEBORAH
    REGION CODE    ADDRESS   : 3413 N POINSETTIA AVENUE
        01         CITY      :    MANHATTAN B
                   STATE/ZIP : CA  90266
    MORTGAGE AMOUNT :   450,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    449,612.56  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,918.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------------------
0   0070648381     MORTGAGORS: BRENNAN              TERRENCE
                               BRENNAN              VICTORIA
    REGION CODE    ADDRESS   : 19665 FALCON RIDGE LANE
        01         CITY      :    NORTHRIDGE
                   STATE/ZIP : CA  91326
    MORTGAGE AMOUNT :   330,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    329,748.89  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,279.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 66.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   2,316,000.00
                               P & I AMT:     16,536.17  UPB AMT:   2,313,118.48
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          289
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0070651658     MORTGAGORS: BAND                 DAVID
                               BAND                 DEBRA
    REGION CODE    ADDRESS   : 3599 WELLESLY AVENUE
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92122
    MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    274,790.74  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,899.36  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 71.05943
    ----------------------------------------------------------------------------
0   0070651880     MORTGAGORS: LOTT                 RONALD
                               LOTT                 KAREN
    REGION CODE    ADDRESS   : 11342 CANYON VIEW CIRCLE
        01         CITY      :    CUPERTINO
                   STATE/ZIP : CA  95014
    MORTGAGE AMOUNT :   750,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    749,429.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,180.06  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   015
    LTV :                 35.71429
    ----------------------------------------------------------------------------
0   0070657689     MORTGAGORS: FRINCKE              HAROLD
                               FRINCKE              ELIZABETH
    REGION CODE    ADDRESS   : 51 ANTIGUA CT
        01         CITY      :    CORONADO
                   STATE/ZIP : CA  92118
    MORTGAGE AMOUNT :   276,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    275,773.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,836.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0070670286     MORTGAGORS: KUTSUNA              EISUKE
                               KUTSUNA              AIKO
    REGION CODE    ADDRESS   : 1617 WELLESLEY DR
        01         CITY      :    SANTA MONIC
                   STATE/ZIP : CA  90405
    MORTGAGE AMOUNT :   302,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    301,864.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,060.85  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 58.66019
    ----------------------------------------------------------------------------
0   0070672753     MORTGAGORS: ABSHER               SCOTT
                               ABSHER               CONNIE
    REGION CODE    ADDRESS   : 9 AMBERWICKE
        01         CITY      :    DOVE CANYON
                   STATE/ZIP : CA  92679
    MORTGAGE AMOUNT :   294,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    293,770.25  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,005.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 70.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,897,100.00
                               P & I AMT:     12,982.10  UPB AMT:   1,895,628.41
1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 03/01/99
    P.O. BOX 5260              TMS AG0004990330  01
                                PAGE:          290
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------------------
0   0070673116     MORTGAGORS: MOUTES               JOHN
                               MOUTES               ROSE
    REGION CODE    ADDRESS   : 641 I AVENUE
        01         CITY      :    CORONADO
                   STATE/ZIP : CA  92118
    MORTGAGE AMOUNT :   388,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    387,674.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,548.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 73.20755
    ----------------------------------------------------------------------------
0   0070679287     MORTGAGORS: SUMMERS              LOUIS
                               SUMMERS              KAREN
    REGION CODE    ADDRESS   : 25653 NORTH HOOD WAY
        01         CITY      :    STEVENSON R
                   STATE/ZIP : CA  91381
    MORTGAGE AMOUNT :   340,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    340,513.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,238.81  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
0   0070684261     MORTGAGORS: LACEY                SANDRA

    REGION CODE    ADDRESS   : 2347 CARACAS STREET
        01         CITY      :    LA CRESCENT
                   STATE/ZIP : CA  91214
    MORTGAGE AMOUNT :   298,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    298,267.14  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,036.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 78.55263
    ----------------------------------------------------------------------------
0   0070686720     MORTGAGORS: SAVIOLA              DAVID
                               SAVIOLA              GEORGIA
    REGION CODE    ADDRESS   : 8471 ALLENWOOD ROAD
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90046
    MORTGAGE AMOUNT :   425,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    424,668.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,899.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 70.83333
    ----------------------------------------------------------------------------
0   0070691514     MORTGAGORS: BRAUN                ROBERT
                               BRAUN                JANE
    REGION CODE    ADDRESS   : 1070 CORONADO AVE
        01         CITY      :    CORONADO
                   STATE/ZIP : CA  92118
    MORTGAGE AMOUNT :   468,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    468,006.49  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,077.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   02/01/29
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5     LOAN AMT:   1,920,700.00
                               P & I AMT:     12,800.29  UPB AMT:   1,919,129.82
0                   TOTAL      NUM OF LOANS: 1450     LOAN AMT: 501,597,095.71
                               P & I AMT:  3,400,491.44  UPB AMT: 500,082,530.94

                                    EXHIBIT D

                         FORM OF SERVICER'S CERTIFICATE
                            ----------------, ------
                            (month)            (year)

                       GE CAPITAL MORTGAGE SERVICES, INC.
                    REMIC Mortgage Pass-Through Certificates,
                                  Series 1999-3


     Pursuant to the Pooling and Servicing Agreement dated as of March 1, 1999 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company"), and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

     A.   Mortgage Loan Information:

          (1)  Aggregate Scheduled Monthly Payments:
               (a)      Principal                               $________
               (b)      Interest                                $________
               (c)      Total                                   $________

          (2)  Aggregate Monthly Payments received
               and Monthly Advances made this Month:
               (a)      Principal                               $________
               (b)      Interest                                $________
               (c)      Total                                   $________

          (3)  Aggregate Principal Prepayments in
               part received and applied in the
               applicable Prepayment Period:
               (a)      Principal                               $________
               (b)      Interest                                $________
               (c)      Total                                   $________

          (4)  Aggregate Principal Prepayments in full received in
               the applicable Prepayment Period:
               (a)      Principal                               $________
               (b)      Interest                                $________
               (c)      Total                                   $________

          (5)  Aggregate Insurance Proceeds (including purchases
               of Mortgage Loans by primary mortgage insurers) for
               prior month:
               (a)      Principal                               $________
               (b)      Interest                                $________
               (c)      Total                                   $________

          (6)  Aggregate Liquidation Proceeds for prior month:
               (a)      Principal                               $________
               (b)      Interest                                $________
               (c)      Total                                   $________

          (7)  Aggregate Purchase Prices for Defaulted and
               Modified Mortgage Loans:
               (a)      Principal                               $________
               (b)      Interest                                $________
               (c)      Total                                   $________

          (8)  Aggregate Purchase Prices (and substitution
               adjustments) for Defective Mortgage Loans:
               (a)      Principal                               $________
               (b)      Interest                                $________
               (c)      Total                                   $________

          (9)  Pool Scheduled Principal Balance:                $________

          (10) Available Funds:                                 $________

          (11) Realized Losses for prior month:                 $________

          (12) Aggregate Realized Losses and Debt Service
               Reductions:
               (a)      Deficient Valuations                    $________
               (b)      Special Hazard Losses                   $________
               (c)      Fraud Losses                            $________
               (d)      Excess Bankruptcy Losses                $________
               (e)      Excess Special Hazard Losses            $________
               (f)      Excess Fraud Losses                     $________
               (g)      Debt Service Reductions                 $________

          (13) Compensating Interest Payment:                   $________

          (14) Accrued Certificate Interest, Unpaid
               Class Interest Shortfalls and Pay-out
               Rate:

               Class A1        $__________        $__________          ____%
               Class A2        $__________        $__________          ____%
               Class A3        $__________        $__________          ____%
               Class A4        $__________        $__________          ____%
               Class A5        $__________        $__________          ____%
               Class A6        $__________        $__________          ____%
               Class A7        $__________        $__________          ____%
               Class A8        $__________        $__________          ____%
               Class A9        $__________        $__________          ____%
               Class A10       $__________        $__________          ____%
               Class A11       $__________        $__________          ____%
               Class A12       $__________        $__________          ____%
               Class A13       $__________        $__________          ____%
               Class A14       $__________        $__________          ____%
               Class A15       $__________        $__________          ____%
               Class A16       $__________        $__________          ____%
               Class A17       $__________        $__________          ____%
               Class A18       $__________        $__________          ____%
               Class M         $__________        $__________          ____%
               Class B1        $__________        $__________          ____%
               Class B2        $__________        $__________          ____%
               Class B3        $__________        $__________          ____%
               Class B4        $__________        $__________          ____%
               Class B5        $__________        $__________          ____%
               Class R         $__________        $__________          ____%
               Class S         $__________        $__________          ____%

          (15) Principal distributable:

               Class A1        $__________
               Class A2        $__________
               Class A3        $__________
               Class A4        $__________
               Class A5        $__________
               Class A6        $__________
               Class A7        $__________
               Class A8        $__________
               Class A9        $__________
               Class A10       $__________
               Class A11       $__________
               Class A12       $__________
               Class A13       $__________
               Class A14       $__________
               Class A15       $__________
               Class A16       $__________
               Class A17       $__________
               Class A18       $__________
               Class PO        $__________
               Class M         $__________
               Class B1        $__________
               Class B2        $__________
               Class B3        $__________
               Class B4        $__________
               Class B5        $__________
               Class R         $__________

          (16) Additional distributions to the
               Class R Certificate pursuant to
               Section 4.01(b):

               Class R         $__________

          (17) Certificate Interest Rate of:

               Class A3 Certificates     _____%
               Class A4 Certificates     _____%
               Class S Certificates      _____%

          (18) Distributions Allocable to Unanticipated Recoveries:

               Class A1        __________
               Class A2        __________
               Class A3        __________
               Class A4        __________
               Class A5        __________
               Class A6        __________
               Class A7        __________
               Class A8        __________
               Class A9        __________
               Class A10       __________
               Class A11       __________
               Class A12       __________
               Class A13       __________
               Class A14       __________
               Class A15       __________
               Class A16       __________
               Class A17       __________
               Class A18       __________
               Class PO        __________
               Class M         __________
               Class B1        __________
               Class B2        __________
               Class B3        __________
               Class B4        __________
               Class B5        __________
               Class R         __________

     B.   Other Amounts:

          1.   Senior Percentage for such
               Distribution Date:                            _____________%

          2.   Senior Prepayment Percentage
               for such Distribution Date:                   _____________%

          3.   Junior Percentage for such
               Distribution Date:                            _____________%

          4.   Junior Prepayment Percentage
               for such Distribution Date:                   _____________%

          5.   Group II Senior Percentage for
               such Distribution Date:                       _____________%

          6.   Group II Senior Distribution
               Percentage for such Distribution Date:        _____________%

          7.   Subordinate Certificate Writedown
               Amount for such Distribution Date:            $_____________

          8.   Prepayment Distribution Triggers
               satisfied:                             Yes               No

               Class B1                             _____            _____
               Class B2                             _____            _____
               Class B3                             _____            _____
               Class B4                             _____            _____
               Class B5                             _____            _____

          9.   Servicing Fee:                                $_____________

     Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                    EXHIBIT E

              FORM OF TRANSFER CERTIFICATE AS TO ERISA MATTERS FOR
                    DEFINITIVE ERISA-RESTRICTED CERTIFICATES



State Street Bank and Trust Company
Corporate Trust Department
225 Franklin Street
Boston, Massachusetts   02110


[NAME OF OFFICER] ______________________ hereby certifies that:

     1. That he [she] is [title of officer] ___________________________________
of [name of Investor] _______________________________________ (the "Investor"),
a __________ ______________________ [description of type of entity] duly organized and existing under the laws of the [State of ____________] [United States], on behalf of which he [she] makes this affidavit.

     2. The Investor (i) is not, and on ________________ [insert date of transfer of Certificate to Investor] will not be, and on such date will not be investing the funds of, an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to Section 4975 of the Code or (ii) is an insurance company investing assets of its general account and the exemptions provided by Section III(a) of Department of Labor Prohibited Transaction Class Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemptions") apply to the Investor's acquisition and holding or any ERISA-Restricted Certificate.

     3. The Investor hereby acknowledges that under the terms of the Pooling and Servicing Agreement (the "Agreement") between State Street Bank and Trust Company, as Trustee and GE Capital Mortgage Services, Inc., dated as of March 1, 1999, no transfer of any ERISA-Restricted Certificate shall be permitted to be made to any person unless the Trustee has received (i) a certificate from such transferee to the effect that (x) such transferee is not an employee benefit plan subject to ERISA or a plan subject to Section 4975 of the Code (a "Plan") and is not using the assets of any such employee benefit or other plan to acquire any such Certificate or (y) such transferee is an insurance company investing assets of its general account and the Exemptions apply to such transferee's acquisition and holding of any such Certificate or (ii) an opinion of counsel satisfactory to the Trustee to the effect that the purchase and holding of any such Certificate will not constitute or result in the assets of the Trust Fund created by the Agreement being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement (provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of any such Certificate by a Plan or a Person that is purchasing or holding any such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975 of the Code).

     [4. The ERISA-Restricted Certificates shall be registered in the name of ______________________________________________ as nominee for the Investor.]


IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [title of officer] __________________ and its corporate seal to be hereunder attached, attested by its [Assistant] Secretary, this ____ day of _________, 199_.



                              _______________________________________
                              [name of Investor]


                              By:____________________________________
                                 Name:
                                 Title:


     The undersigned hereby
acknowledges that it is holding
and will hold the ERISA-Restricted
Certificates at the exclusive
direction of and as nominee of
the Investor named above.


_______________________________
[name of nominee]


By:____________________________
   Name:
   Title:

                                    EXHIBIT F

                FORM OF RESIDUAL CERTIFICATE TRANSFEREE AFFIDAVIT



STATE OF         )
                 ) ss.:
COUNTY OF        )

[NAME OF OFFICER], _________________ being first duly sworn, deposes and says:

     1. That he [she] is [title of officer] ________________________ of [name of Purchaser] _________________________________________ (the "Purchaser"), a
_________________ ____________________ [description of type of entity] duly organized and existing under the laws of the [State of __________] [United States], on behalf of which he [she] makes this affidavit.

     2. That the Purchaser's Taxpayer Identification Number is [        ].

     3. That the Purchaser is not a "disqualified organization" within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code") and will not be a "disqualified organization" as of [date of transfer], and that the Purchaser is not acquiring a Residual Certificate (as defined below) for the account of, or as agent (including a broker, nominee, or other middleman) for, any person or entity from which it has not received an affidavit substantially in the form of this affidavit. For these purposes, a "disqualified organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (other than an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code Section 1381(a)(2)(C), or any organization (other than a farmers' cooperative described in Code Section 521) that is exempt from federal income tax unless such organization is subject to the tax on unrelated business income imposed by Code Section 511. As used herein, "Residual Certificate" means any Certificate designated as a "Class R Certificate" of GE Capital Mortgage Services, Inc.'s REMIC Mortgage Pass-Through Certificates, Series 1999-3.

     4. That the Purchaser is not, and on __________ [insert date of transfer of Residual Certificate to Purchaser] will not be, and is not and on such date will not be investing the assets of, an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or a plan subject to Code Section 4975 or a person or entity that is using the assets of any employee benefit plan or other plan to acquire a Residual Certificate.

     5. That the Purchaser hereby acknowledges that under the terms of the Pooling and Servicing Agreement (the "Agreement") between State Street Bank and Trust Company, as Trustee, and GE Capital Mortgage Services, Inc., dated as of March 1, 1999, no transfer of the Residual Certificates shall be permitted to be made to any person unless the Trustee has received a certificate from such transferee to the effect that such transferee is not an employee benefit plan subject to ERISA or a plan subject to Section 4975 of the Code and is not using the assets of any employee benefit plan or other plan to acquire Residual Certificates.

     6. That the Purchaser does not hold REMIC residual securities as nominee to facilitate the clearance and settlement of such securities through electronic book-entry changes in accounts of participating organizations (such entity, a "Book-Entry Nominee").

     7. That the Purchaser does not have the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to such Residual Certificate.

     8. That the Purchaser will not transfer a Residual Certificate to any person or entity (i) as to which the Purchaser has actual knowledge that the requirements set forth in paragraph 3, paragraph 6 or paragraph 10 hereof are not satisfied or that the Purchaser has reason to believe does not satisfy the requirements set forth in paragraph 7 hereof, and (ii) without obtaining from the prospective Purchaser an affidavit substantially in this form and providing to the Trustee a written statement substantially in the form of Exhibit G to the Agreement.

     9. That the Purchaser understands that, as the holder of a Residual Certificate, the Purchaser may incur tax liabilities in excess of any cash flows generated by the interest and that it intends to pay taxes associated with holding such Residual Certificate as they become due.

     10. That the Purchaser (i) is not a Non-U.S. Person or (ii) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or successor form at the time and in the manner required by the Code or (iii) is a Non-U.S. Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of such Residual Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes. "Non-U.S. Person" means an individual, corporation, partnership or other person other than
(i) a citizen or resident of the United States; (ii) a corporation (or entity treated as a corporation for tax purposes) created or organized in the United States or under the laws of the United States or of any state thereof, including, for this purpose, the District of Columbia; (iii) a partnership (or entity treated as a partnership for tax purposes) organized in the United States or under the laws of the United States or of any state thereof, including, for this purpose, the District of Columbia (unless provided otherwise by future Treasury regulations); (iv) an estate whose income is includible in gross income for United States income tax purposes regardless of its source; or (v) a trust, if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. Persons have authority to control all substantial decisions of the trust. Notwithstanding the last clause of the preceding sentence, to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996, and treated as U.S. Persons prior to such date, may elect to continue to be U.S. Persons.

     11. That the Purchaser agrees to such amendments of the Pooling and Servicing Agreement as may be required to further effectuate the restrictions on transfer of any Residual Certificate to such a "disqualified organization," an agent thereof, a Book-Entry Nominee, or a person that does not satisfy the requirements of paragraph 7 and paragraph 10 hereof.

     12. That the Purchaser consents to the designation of the Company as its agent to act as "tax matters person" of the Trust Fund, pursuant to the Pooling and Servicing Agreement.

     IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [title of officer] this _____ day of __________, 19__.



                              _________________________________
                              [name of Purchaser]


                              By:______________________________
                                 Name:
                                 Title:

Personally appeared before me the above-named [name of officer]
________________, known or proved to me to be the same person who executed the foregoing instrument and to be the [title of officer] _________________ of the Purchaser, and acknowledged to me that he [she] executed the same as his [her] free act and deed and the free act and deed of the Purchaser.

Subscribed and sworn before me this _____ day of __________, 19__.

NOTARY PUBLIC

______________________________

COUNTY OF_____________________

STATE OF______________________

My commission expires the _____ day of __________, 19__.

40701/4

                                    EXHIBIT G

                [LETTER FROM TRANSFEROR OF RESIDUAL CERTIFICATE]

                               -------------------
                                      Date

State Street Bank and Trust Company
Corporate Trust Department
225 Franklin Street
8th Floor
Boston, Massachusetts   02110

     Re:      GE Capital Mortgage Services, Inc.
              REMIC Mortgage Pass-Through
              Certificates, Series 1999-3

Ladies and Gentlemen:

     _______________________ (the "Transferor") has reviewed the attached affidavit of _____________________________ (the "Transferee"), and has no actual knowledge that such affidavit is not true and has no reason to believe that the information contained in paragraph 7 thereof is not true, and has no reason to believe that the Transferee has the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to a Residual Certificate. In addition, the Transferor has conducted a reasonable investigation at the time of the transfer and found that the Transferee had historically paid its debts as they came due and found no significant evidence to indicate that the Transferee will not continue to pay its debts as they become due.

                                 Very truly yours,


                                 -------------------------------
                                 Name:
                                 Title:

40701/4

                                    EXHIBIT H

                        ADDITIONAL SERVICER COMPENSATION



QUALIFIED ADMINISTRATIVE EXPENSES
(Conventional, Non-Conforming Loans)


Assumption Fees                               $550 - $800

Late Charges                                  Per Loan Documents

Appraisal/Inspection Fees                     Reasonable and Customary Charges

Partial Release Fees                          $300

Easements                                     $150

Insufficient Funds Charges                    $15

Document Requests (copies of loan file
documents, additional pay-off quotations,
amortization schedules, payment histories)    $0

Modification Fees                             Reasonable and Customary Charges

                                    EXHIBIT I

                          FORM OF INVESTMENT LETTER FOR
                       DEFINITIVE RESTRICTED CERTIFICATES



                              ---------------------
                                      Date

State Street Bank and Trust Company
Corporate Trust Department
225 Franklin Street
8th Floor
Boston, Massachusetts   02110

                Re:      GE Capital Mortgage Services, Inc.
                         REMIC Mortgage Pass Through
                         Certificates, Series 1999-3

Ladies and Gentlemen:

     1. The undersigned, a [title of officer] _______________ of [name of Investor] _________________________________________ (the "Investor"), a
______________ ___________________ [description of type of entity] duly organized and existing under the laws of the [State of __________________] [United States], hereby certifies as follows:

     2. The Investor hereby acknowledges that under the terms of the Pooling and Servicing Agreement between State Street Bank and Trust Company, as Trustee, and GE Capital Mortgage Services, Inc. (the "Company"), dated as of March 1, 1999 (the "Agreement"), no transfer of a Restricted Certificate may be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and any applicable state securities laws, or is made in accordance with the Securities Act and such laws.

     3. The Investor understands that (a) the Restricted Certificates have not been and will not be registered or qualified under the Securities Act, or the securities laws of any state, (b) neither the Company nor the Trustee is required, and neither intends, to so register or qualify the Restricted Certificates, (c) the Restricted Certificates cannot be resold unless (i) they are registered and qualified under the Securities Act and the applicable state securities laws or (ii) such sale is exempt from the requirements of the Securities Act, (d) the Agreement contains restrictions regarding the transfer of the Restricted Certificates and (e) the Restricted Certificates will bear a legend to the foregoing effect.

     4. The Investor is acquiring the Restricted Certificates for its own account for investment only and not with a view to or for sale or other transfer in connection with any distribution of the Restricted Certificates in any manner that would violate the Securities Act or any applicable state securities laws.

     5. The Investor (a) is a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and in particular in such matters related to securities similar to the Restricted Certificates, such that it is capable of evaluating the merits and risks of investment in the Restricted Certificates, (b) is able to bear the economic risks of such an investment and (c) is an "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) promulgated pursuant to the Securities Act.

     6. The Investor will not authorize nor has it authorized any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Restricted Certificate, any interest in any Restricted Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition or other transfer of any Restricted Certificate, any interest in any Restricted Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Restricted Certificate, any interest in any Restricted Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner, or (e) take any other action that would constitute a distribution of any Restricted Certificate under the Securities Act, that would render the disposition of any Restricted Certificate a violation of Section 5 of the Securities Act or any state securities law, or that could require registration or qualification pursuant thereto. Neither the Investor nor anyone acting on its behalf has offered the Restricted Certificates for sale or made any general solicitation by means of general advertising or in any other manner with respect to the Restricted Certificates. The Investor will not sell or otherwise transfer any of the Restricted Certificates, except in compliance with the provisions of the Agreement.

     7. If an Investor in a Restricted Certificate sells or otherwise transfers any such Certificate to a transferee other than a "qualified institutional buyer" under Rule 144A of the Securities Act, such Investor will obtain (a) from any subsequent purchaser the same certifications, representations, warranties and covenants contained in the foregoing paragraphs and in this paragraph or (b) an opinion of counsel in form and substance satisfactory to the Trustee pursuant to the Agreement.

     8. The Investor hereby indemnifies the Trustee and the Company against any liability that may result if the Investor's transfer of a Restricted Certificate (or any portion thereof) is not exempt from the registration requirements of the Securities Act and any applicable state securities laws or is not made in accordance with such federal and state laws. Such indemnification of the Trustee and the Company shall survive the termination of the Agreement.

     [9. The Restricted Certificates shall be registered in the name of _____________________________ as nominee for the Investor.]

     IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [title of officer] _____________ this _____ day of __________, 19__.


                                            ---------------------------------
                                            [name of Investor]


                                            By:______________________________
                                               Name:
                                               Title:


         The undersigned hereby acknowledges that it is holding and will hold the Restricted Certificates at the exclusive direction of and as nominee of the Investor named above.

------------------------------
[name of nominee]


By:__________________________
    Name:
    Title:

                                    EXHIBIT J

                       FORM OF DISTRIBUTION DATE STATEMENT


                            -----------------, ------
                                 (month)       (year)

                       GE CAPITAL MORTGAGE SERVICES, INC.
                    REMIC Mortgage Pass-Through Certificates,
                                  Series 1999-3

     Pursuant to the Pooling and Servicing Agreement dated as of March 1, 1999 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company"), and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

     The amounts below are for a Single Certificate of $1,000:

(1)      Amount of distribution allocable to principal:

                  Class A1                           $__________
                  Class A2                           $__________
                  Class A3                           $__________
                  Class A4                           $__________
                  Class A5                           $__________
                  Class A6                           $__________
                  Class A7                           $__________
                  Class A8                           $__________
                  Class A9                           $__________
                  Class A10                          $__________
                  Class A11                          $__________
                  Class A12                          $__________
                  Class A13                          $__________
                  Class A14                          $__________
                  Class A15                          $__________
                  Class A16                          $__________
                  Class A17                          $__________
                  Class A18                          $__________
                  Class PO                           $__________
                  Class M                            $__________
                  Class B1                           $__________
                  Class B2                           $__________
                  Class B3                           $__________
                  Class B4                           $__________
                  Class B5                           $__________
                  Class R                            $__________

(2)      Aggregate principal prepayments included in distribution:

                  Class A1                           $__________
                  Class A2                           $__________
                  Class A3                           $__________
                  Class A4                           $__________
                  Class A5                           $__________
                  Class A6                           $__________
                  Class A7                           $__________
                  Class A8                           $__________
                  Class A9                           $__________
                  Class A10                          $__________
                  Class A11                          $__________
                  Class A12                          $__________
                  Class A13                          $__________
                  Class A14                          $__________
                  Class A15                          $__________
                  Class A16                          $__________
                  Class A17                          $__________
                  Class A18                          $__________
                  Class PO                           $__________
                  Class M                            $__________
                  Class B1                           $__________
                  Class B2                           $__________
                  Class B3                           $__________
                  Class B4                           $__________
                  Class B5                           $__________
                  Class R                            $__________

(3)      Amount of distribution allocable to interest; Pay-out Rate:

                  Class A1        $__________        ____%
                  Class A2        $__________        ____%
                  Class A3        $__________        ____%
                  Class A4        $__________        ____%
                  Class A5        $__________        ____%
                  Class A6        $__________        ____%
                  Class A7        $__________        ____%
                  Class A8        $__________        ____%
                  Class A9        $__________        ____%
                  Class A10       $__________        ____%
                  Class A11       $__________        ____%
                  Class A12       $__________        ____%
                  Class A13       $__________        ____%
                  Class A14       $__________        ____%
                  Class A15       $__________        ____%
                  Class A16       $__________        ____%
                  Class A17       $__________        ____%
                  Class A18       $__________        ____%
                  Class M         $__________        ____%
                  Class B1        $__________        ____%
                  Class B2        $__________        ____%
                  Class B3        $__________        ____%
                  Class B4        $__________        ____%
                  Class B5        $__________        ____%
                  Class R         $__________        ____%
                  Class S         $__________        ____%

(4)      Amount of distribution allocable to Unanticipated Recoveries:

                  Class A1        $__________        ____%
                  Class A2        $__________        ____%
                  Class A3        $__________        ____%
                  Class A4        $__________        ____%
                  Class A5        $__________        ____%
                  Class A6        $__________        ____%
                  Class A7        $__________        ____%
                  Class A8        $__________        ____%
                  Class A9        $__________        ____%
                  Class A10       $__________        ____%
                  Class A11       $__________        ____%
                  Class A12       $__________        ____%
                  Class A13       $__________        ____%
                  Class A14       $__________        ____%
                  Class A15       $__________        ____%
                  Class A16       $__________        ____%
                  Class A17       $__________        ____%
                  Class A18       $__________        ____%
                  Class PO        $__________        ____%
                  Class M         $__________        ____%
                  Class B1        $__________        ____%
                  Class B2        $__________        ____%
                  Class B3        $__________        ____%
                  Class B4        $__________        ____%
                  Class B5        $__________        ____%
                  Class R         $__________        ____%

(5)      Servicing Compensation:                    $__________

The amounts below are for the aggregate of all Certificates:

(6)      Pool Scheduled Principal Balance; number
         of Mortgage Loans:                                     $__________            __________

(7)      Class Certificate Principal Balance (or
         Notional Principal Balance) of each Class;
         Certificate Principal Balance (or Notional
         Principal Balance) of Single Certificate of each Class:

                                                                                       Single
                                                                                     Certificate
            Class                                Balance                               Balance
            -----                                -------                               -------
         Class A1                             $__________                            $__________
         Class A2                             $__________                            $__________
         Class A3                             $__________                            $__________
         Class A4                             $__________                            $__________
         Class A5                             $__________                            $__________
         Class A6                             $__________                            $__________
         Class A7                             $__________                            $__________
         Class A8                             $__________                            $__________
         Class A9                             $__________                            $__________
         Class A10                            $__________                            $__________
         Class A11                            $__________                            $__________
         Class A12                            $__________                            $__________
         Class A13                            $__________                            $__________
         Class A14                            $__________                            $__________
         Class A15                            $__________                            $__________
         Class A16                            $__________                            $__________
         Class A17                            $__________                            $__________
         Class A18                            $__________                            $__________
         Class PO                             $__________                            $__________
         Class M                              $__________                            $__________
         Class B1                             $__________                            $__________
         Class B2                             $__________                            $__________
         Class B3                             $__________                            $__________
         Class B4                             $__________                            $__________
         Class B5                             $__________                            $__________
         Class R                              $__________                            $__________
         Class S                              $__________                            $__________

(8)      Book value of real estate acquired on
         behalf of Certificateholders; number of
         related Mortgage Loans:              $__________            __________

(9) Aggregate Scheduled Principal Balance and number of delinquent Mortgage Loans:

 30-59 days delinquent                        $__________            __________
 60-89 days delinquent                        $__________            __________
 90 or more days delinquent                   $__________            __________
 In foreclosure                               $__________            __________

(10)     Aggregate Scheduled Principal Balance and
         number of replaced Mortgage Loans:   $__________            __________

(11)     Aggregate Scheduled Principal Balance and
         number of modified Mortgage Loans:   $__________            __________

(12)     Certificate Interest Rate of:

         Class A3 Certificate                                         ____%
         Class A4 Certificate                                         ____%
         Class S Certificate                                          ____%

(13)     Senior Percentage for such Distribution Date:              __________%

(14)     Senior Prepayment Percentage for such
         Distribution Date:                                         __________%

(15)     Group II Senior Percentage for such
         Distribution Date:                                         __________%

(16)     Group II Senior Distribution Percentage for
         such Distribution Date:                                    __________%

(17)     Junior Percentage for such Distribution Date:              __________%

(18)     Junior Prepayment Percentage for such
         Distribution Date:                                         __________%

     Capitalized terms used in this Statement shall have the same meanings as in the Agreement.

                                    EXHIBIT K

                            FORM OF SPECIAL SERVICING
                          AND COLLATERAL FUND AGREEMENT


     This SPECIAL SERVICING AND COLLATERAL FUND AGREEMENT (the "Agreement") is made and entered into as of ____________________, 199_, between GE Capital Mortgage Services, Inc. (the "Company") and _____________________________ (the
"Purchaser").

                              PRELIMINARY STATEMENT

     ___________________________ or an affiliate thereof is the holder of the entire interest in REMIC Mortgage Pass-Through Certificates, Series 199_-__, Class B_ (the "Class B_ Certificates"). The Class B_ Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of ________ 1, 199_ between the Company (in its capacity as servicer thereunder, the "Servicer") and State Street Bank and Trust Company as Trustee.

     ____________________________ or an affiliate thereof intends to resell all of the Class B_ Certificates directly to the Purchaser on or promptly after the date hereof.

     In connection with such sale, the parties hereto have agreed that the Company, as Servicer, will engage in certain special servicing procedures relating to foreclosures for the benefit of the Purchaser, and that the Purchaser will deposit funds in a collateral fund to cover any losses attributable to such procedures as well as all advances and costs in connection therewith, as set forth herein.

     [The parties hereto have further agreed that the Purchaser will have no rights, and the Company will have no obligations under this Agreement until the Class Certificate Principal Balance of the REMIC Mortgage Pass-Through Certificates, Series 199_-__, Class B5 (the "Class B5 Certificates") has been reduced to zero, and any Special Servicing and Collateral Fund Agreement in respect of such Class between the Company and the Purchaser has been terminated.]

     In consideration of the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser agree that the following provisions shall become effective and shall be binding on and enforceable by the Company and the Purchaser upon the acquisition by the Purchaser of the Class B_ Certificates.

                                    ARTICLE I

                                   DEFINITIONS

     Section 1.01. Defined Terms. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

     Business Day: Any day other than (i) a Saturday or a Sunday of (ii) a day on which banking institutions in New York City or Boston, Massachusetts are required or authorized by law or executive order to be closed.

     Collateral Fund: The fund established and maintained pursuant to Section
3.01 hereof.

     Collateral Fund Permitted Investments: Either (i) obligations of, or obligations fully guaranteed as to principal and interest by, the United States, or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States, (ii) repurchase agreements on obligations specified in clause (i) provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in the highest long-term rating category, (iii) federal funds, certificates of deposit, time deposits and banker's acceptances of any U.S. depository institution or trust company incorporated under the laws of the United States or any state provided that the debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated by each Rating Agency in the highest long-term rating category, (iv) commercial paper of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has the highest short term rating of each Rating Agency, and (v) other obligations or securities that are acceptable to each Rating Agency as a Collateral Fund Permitted Investment hereunder and will not, as evidenced in writing, result in a reduction or withdrawal in the then current rating of the Certificates and, for each of the preceding clauses, the maturity thereof shall be not later than the earlier to occur of (A) 30 days from the date of the related investment and (B) the Business Day preceding the next succeeding Distribution Date.

     Commencement of Foreclosure: The first official action required under local law in order to commence foreclosure proceedings or to schedule a trustee's sale under a deed of trust, including (i) in the case of a mortgage, any filing or service of process necessary to commence an action to foreclose, or (ii) in the case of a deed of trust, the posting, publishing, filing or delivery of a notice of sale, but not including in either case (x) any notice of default, notice of intent to foreclose or sell or any other action prerequisite to the actions specified in (i) or (ii) above and, upon the consent of the Purchaser which will be deemed given unless expressly withheld within two Business Days of notification, (y) the acceptance of a deed-in-lieu of foreclosure (whether in connection with a sale of the related property or otherwise) or (z) initiation and completion of a short pay-off.

     Current Appraisal: With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, an appraisal of the related Mortgaged Property obtained by the Purchaser as nearly contemporaneously as practicable to the time of the Purchaser's election, prepared based on the Company's customary requirements for such appraisals.

     Election to Delay Foreclosure: Any election by the Purchaser to delay the Commencement of Foreclosure, made in accordance with Section 2.02(b).

     Election to Foreclose: Any election by the Purchaser to proceed with the Commencement of Foreclosure, made in accordance with Section 2.03(a).

     Required Collateral Fund Balance: As of any date of determination, an amount equal to the aggregate of all amounts previously required to be deposited in the Collateral Fund pursuant to Section 2.02(d) (after adjustments for all withdrawals and deposits prior to such date pursuant to Section 2.02(e)) and
Section 2.03(b) (after adjustment for all withdrawals and deposits prior to such date pursuant to Section 2.03(c)) and Section 3.02, reduced by all withdrawals therefrom prior to such date pursuant to Section 2.02(g) and Section 2.03(d).

     Section 1.02. Definitions Incorporated by Reference. All capitalized terms not otherwise defined in this Agreement shall have the meanings assigned in the Pooling and Servicing Agreement.

                                   ARTICLE II

                          SPECIAL SERVICING PROCEDURES

     Section 2.01. Reports and Notices.

     (a) In connection with the performance of its duties under the Pooling and Servicing Agreement relating to the realization upon defaulted Mortgage Loans, the Company as Servicer shall provide to the Purchaser the following notices and reports:

          (i) Within five Business Days after each Distribution Date (or included in or with the monthly statements to Certificateholders pursuant to the Pooling and Servicing Agreement), the Company, as Servicer, shall provide to the Purchaser a report, using the same methodology and calculations in its standard servicing reports, indicating for the Trust Fund the number of Mortgage Loans that are (A) thirty days, (B) sixty days,
     (C) ninety days or more delinquent or (D) in foreclosure, and indicating for each such Mortgage Loan the loan number and outstanding principal balance.

          (ii) Prior to the Commencement of Foreclosure in connection with any Mortgage Loan, the Company shall provide the Purchaser with a notice (sent by facsimile transmission) of such proposed and imminent foreclosure, stating the loan number and the aggregate amount owing under the Mortgage Loan. Such notice may be provided to the Purchaser in the form of a copy of a referral letter from the Company to an attorney requesting the institution of foreclosure or a copy of a request to foreclose received by the Company from the related primary servicer which has been approved by the Company.

     (b) If requested by the Purchaser, the Company shall make its servicing personnel available (during their normal business hours) to respond to reasonable inquiries, in writing by facsimile transmission, by the Purchaser in connection with any Mortgage Loan identified in a report under subsection (a)(i) or (a)(ii) which has been given to the Purchaser, provided, that (1) the Company shall only be required to provide information that is readily accessible to its servicing personnel and is non-confidential and (2) the Company shall respond within five Business Days orally or in writing by facsimile transmission.

     (c) In addition to the foregoing, the Company shall provide to the Purchaser such information as the Purchaser may reasonably request concerning each Mortgage Loan that is at least sixty days delinquent and each Mortgage Loan which has become real estate owned, through the final liquidation thereof, provided, that the Company shall only be required to provide information that is readily accessible to its servicing personnel and is non-confidential.

     Section 2.02. Purchaser's Election to Delay Foreclosure Proceedings.

     (a) The Purchaser shall be deemed to direct the Company that in the event that the Company does not receive written notice of the Purchaser's election pursuant to subsection (b) below within 24 hours (exclusive of any intervening non-Business Days) of transmission of the notice provided by the Company under
Section 2.01(a)(ii) subject to extension as set forth in Section 2.02(b), the Company may proceed with the Commencement of Foreclosure in respect of such Mortgage Loan in accordance with its normal foreclosure policies without further notice to the Purchaser. Any foreclosure that has been initiated may be discontinued (i) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the Company) or
(ii) with notice to the Purchaser if the Company has reached the terms of a forbearance agreement with the borrower. In such latter case the Company may complete such forbearance agreement unless instructed otherwise by the Purchaser within two Business Days of notification.

     (b) In connection with any Mortgage Loan with respect to which a notice under Section 2.01(a)(ii) has been given to the Purchaser, the Purchaser may elect to instruct the Company to delay the Commencement of Foreclosure until such time as the Purchaser determines that the Company may proceed with the Commencement of Foreclosure. Such election must be evidenced by written notice received within 24 hours (exclusive of any intervening non-Business Days) of transmission of the notice provided by the Company under Section 2.01(a)(ii). The Purchaser shall send a copy of such notice of election to each Rating Agency as soon as practicable thereafter. Such 24-hour period shall be extended for no longer than an additional four Business Days after the receipt of the information if the Purchaser requests additional information related to such foreclosure within such 24-hour period; provided, however, that the Purchaser will have at least one Business Day to make such election following its receipt of any requested additional information. Any such additional information shall
(i) not be confidential in nature and (ii) be obtainable by the Company from existing reports, certificates or statements or otherwise be readily accessible to its servicing personnel. The Purchaser agrees that it has no right to deal with the mortgagor. However, if the Company's normal foreclosure policies include acceptance of a deed-in-lieu of foreclosure or short payoff, the Purchaser will be notified and given two Business Days to respond.

     (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Purchaser shall obtain a Current Appraisal as soon as practicable, and shall provide the Company with a copy of such Current Appraisal.

     (d) Within two Business Days of making any Election to Delay Foreclosure, the Purchaser shall remit by wire transfer to the Trustee, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to the sum of
(i) 125% of the greater of the Scheduled Principal Balance of the Mortgage Loan and the value shown in the Current Appraisal referred to in subsection (c) above (or, if such Current Appraisal has not yet been obtained, the Company's estimate thereof, in which case the required deposit under this subsection shall be adjusted upon obtaining such Current Appraisal), and (ii) three months' interest on the Mortgage Loan at the applicable Mortgage Rate. If any Election to Delay Foreclosure extends for a period in excess of three months (such excess period being referred to herein as the "Excess Period"), the Purchaser shall remit by wire transfer in advance to the Trustee for deposit in the Collateral Fund the amount of each additional month's interest, as calculated by the Company, equal to interest on the Mortgage Loan as the applicable Mortgage Rate for the Excess Period. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit the above amounts relating to the Mortgage Loan within two Business Days of (i) the Election to Delay Foreclosure or (ii) the beginning of the related Excess Period, as the case may be.

     (e) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Company or the Trustee may withdraw from the Collateral Fund from time to time amounts necessary to reimburse the Company for all related Monthly Advances and Liquidation Expenses thereafter made by the Company as Servicer in accordance with the Pooling and Servicing Agreement. To the extent that the amount of any such Liquidation Expense is determined by the Company based on estimated costs, and the actual costs are subsequently determined to be higher, the Company or the Trustee may withdraw the additional amount from the Collateral Fund to reimburse the Company. In the event that the Mortgage Loan is brought current by the mortgagor, the amounts so withdrawn from the Collateral Fund shall be redeposited therein as and to the extent that reimbursement therefor from amounts paid by the mortgagor is not prohibited pursuant to the Pooling and Servicing Agreement as of the date hereof. Except as provided in the preceding sentence, amounts withdrawn from the Collateral Fund to cover Monthly Advances and Liquidation Expenses shall not be redeposited therein or otherwise reimbursed to the Purchaser. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all previous withdrawals and deposits pursuant to this subsection and after reimbursement to the Servicer for all related Monthly Advances) shall be released to the Purchaser.

     (f) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Company shall continue to service the Mortgage Loan in accordance with its customary procedures (other than the delay in Commencement of Foreclosure as provided herein). If and when, following such election, the Purchaser shall notify the Company that it believes that it is appropriate to do so, the Company shall proceed with the Commencement of Foreclosure; provided that, in any event, if the Mortgage Loan is not brought current by the mortgagor by the time the loan becomes 6 months delinquent, the Purchaser's election shall no longer be effective, unless the Purchaser shall have purchased the related Mortgage Loan promptly following (and in any event not later than the third Business Day after) the end of such 6-month period in the manner provided in the following two sentences, and the Company shall be entitled to proceed with the Commencement of Foreclosure. Any purchase of such Mortgage Loan by the Purchaser pursuant to the preceding sentence shall be at a purchase price equal to the unpaid principal balance of the Mortgage Loan plus accrued interest at the Mortgage Rate from the date last paid by the mortgagor. Such purchase price shall be deposited by the Purchaser into the Collateral Fund in immediately available funds on the Business Day which is the date of purchase and the Purchaser shall instruct the Trustee (with notice to the Company) to withdraw such amount therefrom on such Business Day and remit the same to the Trust Fund for application as Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. Following such withdrawal, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all previous withdrawals and deposits pursuant to this Agreement and after reimbursement to the Servicer for all related Monthly Advances) shall be released to the Purchaser.

     (g) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Delay Foreclosure and as to which the Company proceeded with the Commencement of Foreclosure in accordance with subsection (f) above, the Company shall calculate the amount, if any, by which the value shown on the Current Appraisal obtained under subsection (c) exceeds the actual sales price obtained for the related Mortgaged Property (net of Liquidation Expenses and unreimbursed Monthly Advances related to the extended foreclosure period), and the Company or the Trustee shall withdraw the amount of such excess from the Collateral Fund and shall remit the same to the Trust Fund for application as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all withdrawals and deposits pursuant to subsection (e) and after reimbursement to the Servicer for all related Monthly Advances) shall be released to the Purchaser.

     Section 2.03. Purchaser's Election to Commence Foreclosure Proceedings.

     (a) In connection with any Mortgage Loan identified in a report under
Section 2.01(a)(i)(B), the Purchaser may elect to instruct the Company to proceed with the Commencement of Foreclosure as soon as practicable. Such election must be evidenced by written notice received by the Company by 5:00 p.m., New York City time, on the third Business Day following the delivery of such report under Section 2.01(a)(i).

     (b) Within two Business Days of making any Election to Foreclose, the Purchaser shall remit to the Trustee, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to 125% of the current Scheduled Principal Balance of the Mortgage Loan and three months' interest on the Mortgage Loan at the applicable Mortgage Rate. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all withdrawals and deposits pursuant to subsection (c) below) shall be released to the Purchaser. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit the above amounts relating to the Mortgage Loan within two Business Days of the Election to Foreclose.

     (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Foreclose, the Company shall continue to service the Mortgage Loan in accordance with its customary procedures. In connection therewith, the Company shall have the same rights to make withdrawals for Monthly Advances and Liquidation Expenses from the Collateral Fund as are provided under Section 2.02(e), and the Company shall make reimbursements thereto to the limited extent provided under such subsection. The Company shall not be required to proceed with the Commencement of Foreclosure if (i) the same is stayed as a result of the mortgagor's bankruptcy or is otherwise barred by applicable law, or to the extent that all legal conditions precedent thereto have not yet been complied with, or (ii) the Company believes there is a breach of representations or warranties by the Company, which may result in a repurchase or substitution of such Mortgage Loan, or (iii) the Company has or expects to have the right under the Pooling and Servicing Agreement to purchase the defaulted Mortgage Loan and intends to exercise such right or (iv) the Company reasonably believes the Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances (and the Company supplies the Purchaser with information supporting such belief) or (v) the same is prohibited by or is otherwise inconsistent with the provisions of the Pooling and Servicing Agreement. Any foreclosure that has been initiated may be discontinued (i) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the Purchaser) or (ii) with notice to the Purchaser if the Company has reached the terms of a forbearance agreement unless instructed otherwise by the Purchaser within two Business Days of notification.

     (d) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Foreclose and as to which the Company proceeded with the Commencement of Foreclosure in accordance with subsection (c) above, the Company shall calculate the amount, if any, by which the Scheduled Principal Balance of the Mortgage Loan at the time of liquidation (plus all unreimbursed Monthly Advances and Liquidation Expenses in connection therewith other than those previously paid from the Collateral Fund) exceeds the actual sales price obtained for the related Mortgaged Property, and the Company or the Trustee shall withdraw the amount of such excess from the Collateral Fund and shall remit the same to the Trust Fund for application as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund (after adjustment for all withdrawals and deposits pursuant to subsection (c) above and after reimbursement to the Servicer for all related Monthly Advances) in respect of such Mortgage Loan shall be released to the Purchaser.

     Section 2.04. Termination.

     (a) With respect to all Mortgage Loans included in the Trust Fund, the Purchaser's right to make any Election to Delay Foreclosure or any Election to Foreclose and the Company's obligations under Section 2.01 shall terminate on the earliest to occur of the following: (i) at such time as the Class Certificate Principal Balance of the Class B_ Certificates has been reduced to zero, (ii) if the greater of (x) 43% (or such lower or higher percentage that represents the Company's actual loss experience with respect to the Mortgage Loans in the related pool) of the aggregate principal balance of all Mortgage Loans that are in foreclosure or are more than 90 days delinquent on a contractual basis and the aggregate book value of REO properties or (y) the aggregate amount that the Company estimates through its normal servicing practices will be required to be withdrawn from the Collateral Fund with respect to Mortgage Loans as to which the Purchaser has made an Election to Delay Foreclosure or an Election to Foreclose exceeds (z) the then-current Class Certificate Principal Balance of the Class B_ Certificates, or (iii) upon any transfer by the Purchaser of any interest (other than the minority interest therein, but only if the transferee provides written acknowledgment to the Company of the Purchaser's right hereunder and that such transferee will have no rights hereunder) in the Class B_ Certificates [or in the Class B5 Certificates] (whether or not such transfer is registered under the Pooling and Servicing Agreement), including any such transfer in connection with a termination of the Trust Fund. Unless earlier terminated as set forth herein, this Agreement and the respective rights, obligations and responsibilities of the Purchaser and the Company hereunder shall terminate immediately upon (x) the later to occur of (i) the final liquidation of the last Mortgage Loan as to which the Purchaser made any Election to Delay Foreclosure or any Election to Foreclose and the withdrawal of all remaining amounts in the Collateral Fund as provided herein and (ii) ten (10) Business Days' notice or (y) the occurrence of any event that results in the Purchaser becoming an "affiliate" of the Trustee within the meaning of the Prohibited Transaction Exemption (as defined in the Pooling and Servicing Agreement).

     (b) The Purchaser's rights pursuant to Section 2.02 or 2.03 of this Agreement shall terminate with respect to a Mortgage Loan as to which the Purchaser has exercised its rights under Section 2.02 or 2.03 hereof, upon Purchaser's failure to deposit any amounts required pursuant to Section 2.02(d) or 2.03(b) after one Business Day's notice of such failure.

     Section 2.05. Notification. The Purchaser shall promptly notify the Trustee and the Company if such Purchaser becomes aware of any discussions, plans or events that might lead to such Person's becoming an "affiliate" (within the meaning of the Prohibited Transaction Exemption) of the Trustee, provided that the contents of any such notification shall be kept confidential by the parties to this Agreement.

                                   ARTICLE III

                       COLLATERAL FUND; SECURITY INTEREST

     Section 3.01. Collateral Fund. Upon payment by the Purchaser of the initial amount required to be deposited in the Collateral Fund pursuant to Article II, the Company shall request the Trustee to establish and maintain with the Trustee a segregated account entitled "REMIC Mortgage Pass-Through Certificates 199_-__ Collateral Fund, for the benefit of GE Capital Mortgage Services, Inc. and State Street Bank and Trust Company on behalf of Certificateholders, as secured parties" (the "Collateral Fund"). Amounts held in the Collateral Fund shall continue to be the property of the Purchaser, subject to the first priority security interest granted hereunder for the benefit of such secured parties, until withdrawn from the Collateral Fund pursuant to the Section 2.02 or 2.03 hereof.

     Upon the termination of this Agreement and the liquidation of all Mortgage Loans as to which the Purchaser has made any Election to Delay Foreclosure or any Election to Foreclose pursuant to Section 2.04 hereof, the Company shall distribute to the Purchaser all amounts remaining in the Collateral Fund together with any investment earnings thereon (after giving effect to all withdrawals therefrom permitted under this Agreement).

     The Purchaser shall not take or direct the Company or the Trustee to take any action contrary to any provision of the Pooling and Servicing Agreement. In no event shall the Purchaser (i) take or cause the Trustee or the Company to take any action that could cause any REMIC established under the Pooling and Servicing Agreement to fail to qualify as a REMIC or cause the imposition on any such REMIC of any "prohibited transaction" or "prohibited contribution" taxes or
(ii) cause the Trustee or the Company to fail to take any action necessary to maintain the status of any such REMIC as a REMIC.

     Section 3.02. Collateral Fund Permitted Investments. The Company shall, at the written direction of the Purchaser, direct the Trustee to invest the funds in the Collateral Fund in the name of the Trustee in Collateral Fund Permitted Investments. Such direction shall not be changed more frequently then quarterly. In the absence of any direction, the Company shall direct the Trustee select such investments in accordance with the definition of Collateral Fund Permitted Investments in its discretion.

     All income and gain realized from any investment as well as any interest earned on deposits in the Collateral Fund (net of any losses on such investments) and any payments of principal made in respect of any Collateral Fund Permitted Investment shall be deposited in the Collateral Fund upon receipt. All costs and realized losses associated with the purchase and sale of Collateral Fund Permitted Investments shall be borne by the Purchaser and the amount of net realized losses shall be promptly deposited by the Purchaser in the Collateral Fund. The Company shall periodically (but not more frequently than monthly) direct the Trustee to distribute to the Purchaser upon request an amount of cash, to the extent cash is available therefor in the Collateral Fund, equal to the amount by which the balance of the Collateral Fund, after giving effect to all other distributions to be made from the Collateral Fund on such date, exceeds the Required Collateral Fund Balance. Any amounts so distributed shall be released from the lien and security interest of this Agreement.

     Section 3.03. Grant of Security Interest. In order to secure the obligations of the Purchaser hereunder to the Company and the Trustee for the benefit of Certificateholders (other than its obligations under Section 4.10), the Purchaser hereby grants to the Company and to the Trustee for the benefit of the Certificateholders a security interest in and lien on all of the Purchaser's right, title and interest, whether now owned or hereafter acquired, in and to:
(1) the Collateral Fund, (2) all amounts deposited in the Collateral Fund and Collateral Fund Permitted Investments in which such amounts are invested (and the distributions and proceeds of such investments) and (3) all cash and non-cash proceeds of any of the foregoing, including proceeds of the voluntary or involuntary conversion thereof (all of the foregoing collectively, the "Collateral").

     The Purchaser acknowledges the lien on and security interest in the Collateral for the benefit of the Company and the Trustee on behalf of the Certificateholders. The Purchaser shall take all actions requested by the Company or the Trustee as may be reasonably necessary to perfect the security interest created under this Agreement in the Collateral and cause it to be prior to all other security interests and liens, including the execution and delivery to the Company or at its direction the Trustee for filing of appropriate financing statements in accordance with applicable law.

     Section 3.04. Collateral Shortfalls. In the event that amounts on deposit in the Collateral Fund at any time are insufficient to cover any withdrawals therefrom that the Company or the Trustee is then entitled to make hereunder, the Purchaser shall be obligated to pay such amounts to the Company or the Trustee immediately upon demand. Such obligation shall constitute a general corporate obligation of the Purchaser. The failure to pay such amounts within two Business Days of such demand (except for amounts to cover interest on a Mortgage Loan pursuant to Sections 2.02(d) and 2.03(b)), shall cause an immediate termination of the Purchaser's right to make any Election to Delay Foreclosure or Election to Foreclose and the Company's obligations under this Agreement with respect to all Mortgage Loans to which such insufficiencies relate, without the necessity of any further notice or demand on the part of the Company.

                                   ARTICLE IV

                            MISCELLANEOUS PROVISIONS

     Section 4.01. Amendment. This Agreement may be amended from time to time by the Company and the Purchaser by written agreement signed by the Company and the Purchaser provided that no such amendment shall have a material adverse effect on the holders of other Classes of Certificates.

     Section 4.02. Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     Section 4.03. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     Section 4.04. Notices. All demands, notices and direction hereunder shall be in writing or by telecopy and shall be deemed effective upon receipt to:

     (a) (a) in the case of the Company, with respect to notices pursuant to Sections 2.02 and 2.03 hereto,

                  GE Capital Mortgage Services, Inc.
                  2000 West Loop South
                  Suite 1917
                  Houston, Texas 77027
                  Attention: Mark Pendergrass
                  Telephone: (713) 964-4207
                  Facsimile: (713) 964-4100

         with respect to all other notices pursuant to this Agreement,

                  GE Capital Mortgage Services, Inc.
                  Three Executive Campus
                  Cherry Hill, New Jersey  08002
                  Attention:  General Counsel
                  Telephone:  (609) 661-6515
                  Facsimile:  (609) 661-6875

     or such other address as may hereafter be furnished in writing by the Company, or

         (b) (b) in the case of the Purchaser, with respect to notices pursuant to Section 2.01,


                  --------------------------------
                  Attention:______________________
                  Telephone:______________________
                  Facsimile:______________________

         with respect to all other notices pursuant to this Agreement,


                  --------------------------------
                  Attention:______________________
                  Telephone:______________________
                  Facsimile:______________________

     or such other address as may hereafter be furnished in writing by the Purchaser, or

         (c)  (c) in the case of the Trustee,

                  State Street Bank and Trust Company
                  Corporate Trust Department
                  Two International Place, Fifth Floor
                  Boston, Massachusetts  02110
                  Attention:  Karen Beard
                  Telephone:  (617) 664-5465
                  Facsimile:  (617) 664-5367

     Section 4.05. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever, including regulatory, held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

     Section 4.06. Successor and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and the respective successors and assigns of the parties hereto; provided, however, that the rights under this Agreement cannot be assigned by the Purchaser without the consent of the Company.

     Section 4.07. Article and Section Headings. The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     Section 4.08. Third Party Beneficiaries. The Trustee on behalf of Certificateholders is the intended third party beneficiary of this Agreement.

     Section 4.09. Confidentiality. The Purchaser agrees that all information supplied by or on behalf of the Company pursuant to Section 2.01 or 2.02, including individual account information, is the property of the Company and the Purchaser agrees to use such information solely for the purposes set forth in this Agreement and to hold such information confidential and not to disclose such information.

     Section 4.10. Indemnification. The Purchaser agrees to indemnify and hold harmless the Company against any and all losses, claims, damages or liabilities to which it may be subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon actions taken by the Company in accordance with the provisions of this Agreement and which actions conflict or are alleged to conflict with the Company's obligations under the Pooling and Servicing Agreement. The Purchaser hereby agrees to reimburse the Company on demand for the reasonable legal or other expenses incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action.

     [Section 4.11. Delayed Effectiveness. The Purchaser agrees that, notwithstanding any other provision of this Agreement, the Purchaser shall have no rights hereunder, and the Company shall have no obligations hereunder, until the Class Certificate Principal Balance of the Class B5 Certificates has been reduced to zero and any Special Servicing and Collateral Fund Agreement between the Company and the Purchaser relating to such Class B5 Certificates has been terminated.]

     IN WITNESS WHEREOF, the Company and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                   GE CAPITAL MORTGAGE SERVICES, INC.



                                   By:________________________________
                                        Name:
                                        Title:


                                   [PURCHASER]



                                   By:_______________________________
                                        Name:
                                        Title:

Acknowledged and agreed to:

STATE STREET BANK AND TRUST COMPANY



By:___________________________________
     Name:
     Title:

                                    EXHIBIT L


                    FORM OF LOST NOTE AFFIDAVIT AND AGREEMENT

     I, _________________________________________, being duly sworn, do hereby state under oath that:

     1. I am a duly elected ______________________ of GE Capital Mortgage Services, Inc. (the "Company") and am duly authorized to make this affidavit.

     2. This affidavit is being delivered in connection with the transfer of the Mortgage Loan described in Paragraph 3 hereof by the Company pursuant to the Pooling and Servicing Agreement dated as of [date] between the Company, Seller and Servicer, and State Street Bank and Trust Company, Trustee, relating to the Company's REMIC Mortgage Pass-Through Certificates, Series [____] ("Agreement"). Such Mortgage Loan constitutes a Designated Loan.

     3. The Company is the payee under the following described Mortgage Note ("Mortgage Note") which evidences the obligation of the borrower(s) to repay the Mortgage Loan:
Loan Number: __________________________________
Mortgage Note Date:_____________________________
Borrower(s):___________________________________
Original Payee (if not the Company):___________
Original Amount:________________________________
Mortgage Rate:_________________________________
Address of Mortgaged Property:_________________

     4. The Company is the lawful owner of the Mortgage Note and has not cancelled, altered, assigned or hypothecated the Mortgage Note.

     5. A thorough and diligent search for the executed original Mortgage Note was undertaken and was unsuccessful.

     6. Attached hereto is a true and correct copy of the Mortgage Note.

     7. The Mortgage Note has not been endorsed by the Company in any manner inconsistent with its transfer of the Mortgage Loan under the Agreement.

     8. Without limiting the generality of the rights and remedies of the Trustee contained in the Agreement, the Company hereby confirms and agrees that in the event the inability to produce the executed original Mortgage Note results in a breach of the representations and warranties appearing in Agreement subsections 2.03(a)(ii) (the validity and enforceability of the lien created by the Mortgage Loan) or (x) (no valid offset, defense or counterclaim to any Mortgage Note or Mortgage), the Company shall repurchase the Mortgage Loan at the Purchase Price and otherwise in accordance with Section 2.03(b) of the Agreement. In addition, the Company covenants and agrees to indemnify the Trustee and the Trust Fund from and hold them harmless against any and all losses, liabilities, damages, claims or expenses (other than those resulting from negligence or bad faith of the Trustee) arising from the Company's failure to have delivered the Mortgage Note to the Trustee, including without limitation any such losses, liabilities, damages, claims or expenses arising from any action to enforce the indebtedness evidenced by the Mortgage Note or any claim by any third party who is the holder of such indebtedness by virtue of possession of the Mortgage Note.

     9. In the event that the Company locates the executed original Mortgage Note, it shall promptly provide the Mortgage Note to the Trustee.

     10. Capitalized terms not otherwise defined herein shall have the meanings given them in the Agreement.


Date: _______________________

                                       ------------------------------
                                       (signature)

                                       ------------------------------
                                       (print name)

                                       ------------------------------
                                       (print title)

State of New Jersey        )
                           )ss:
                           )

     On this ____________________day of ___________________, 199__, before me appeared ____________________________, to me personally known, who acknowledged the execution of the foregoing and who, having been duly sworn states that he/she is a/the ______________________________of GE Capital Mortgage Services, Inc., that any representations therein contained are true, that this Lost Note Affidavit was signed and sealed on behalf of GE Capital Mortgage Services, Inc. and that this Lost Note Affidavit is the free act and deed of GE Capital Mortgage Services, Inc.

                     ---------------------------------------
                                 (Notary Public)


[Notarial Seal]

                                    EXHIBIT M

                          SCHEDULE OF DESIGNATED LOANS

                                 SERIES 1999-03



LOAN NO.                 ORIGINAL PRINCIPLE BALANCE         BORROWER NAME

31894934                      $525,600.00                      LOUDEN

                                    EXHIBIT N

                    SCHEDULE OF PLEDGED ASSET MORTGAGE LOANS



                                      None

                                    EXHIBIT O

                           SENIOR PRINCIPAL PRIORITIES



preceding the month of such Distribution Date (the "Record Date"). Distributions will be made by check or money order mailed to the person entitled thereto at the address appearing in the certificate register or, upon written request by the certificateholder to the Trustee, by wire transfer to a United States depository institution designated by such certificateholder and acceptable to the Trustee or by such other means of payment as such certificateholder and the Trustee may agree; provided, however, that the final distribution in retirement of the Non-Book-Entry Certificates will be made only upon presentation and surrender of such certificates at the office or agency of the Trustee specified in the notice to the holders thereof of such final distribution.

Available Funds

     The amount of funds ("Available Funds") in respect of the mortgage pool that will be available for distribution to holders of the certificates on each Distribution Date is described in the accompanying prospectus under "Servicing of the Mortgage Loans -- Loan Payment Record."

Distributions on the Certificates

Allocation of Available Funds

     Interest and principal on the certificates will be distributed monthly on the 25th day of each month or, if such 25th day is not a business day, on the succeeding business day (each, a "Distribution Date"), commencing in April 1999. These distributions will be in an aggregate amount equal to the Available Funds for such Distribution Date. Distributions will be made to holders of record on the Record Date.

     On each Distribution Date, the Available Funds will be distributed in the following order of priority among the certificates:

          first, to the classes of senior certificates (other than the Class PO Certificates), the Accrued Certificate Interest on each such class for such Distribution Date, any shortfall in available amounts being allocated among such classes in proportion to the amount of Accrued Certificate Interest otherwise distributable thereon;

          second, to the classes of senior certificates (other than the Class PO Certificates), any Accrued Certificate Interest thereon remaining undistributed from previous Distribution Dates, to the extent of remaining Available Funds, any shortfall in available amounts being allocated among such classes in proportion to the amount of such Accrued Certificate Interest remaining undistributed for each such class for such Distribution Date;

          third, to the classes of senior certificates entitled to principal distributions, in reduction of the aggregate class certificate principal balances (the "Class Certificate Principal Balances") thereof, to the extent of remaining Available Funds, concurrently as follows:

               (1) to the senior certificates designated in consecutive numerical order from Class A1 through Class A18 and the Class R Certificates, the Senior Optimal Principal Amount for such Distribution Date, in the following order of priority:

                    (a) to the Class A5 Certificates, the Class A5 Principal
               Distribution Amount (as defined herein) for such Distribution Date, until the Class Certificate Principal Balance thereof has been reduced to zero; and

                    (b) to the Class A1, Class A2, Class A3, Class A4, Class A6,
               Class A7, Class A8, Class A9, Class A10, Class A11, Class A12, Class A13, Class A14, Class A15, Class A16, Class A17, Class A18 and Class R Certificates (together the "Group I Senior Certificates"), the Senior Optimal Principal Amount for such Distribution Date, less the Class A5 Principal Distribution Amount for such Distribution Date, in the following order of priority:

                         (I) to the Class R Certificates, until the Class
                    Certificate Principal Balance thereof has been reduced to zero;

                         (II) to the Class A1, Class A15, Class A16, Class A17
                    and Class A18 Certificates, concurrently, as follows:

                              (A) approximately 38.89209765% of the amount
                         distributable under this clause (1) (b) (II) to the Class A1Certificates, until the Class
                         Certificate Principal Balance thereof has been reduced to zero;

                              (B) approximately 30.17736538% of the amount
                         distributable under this clause (1) (b) (II) to the Class A15 Certificates;

                              (C) approximately 20.15713568% of the amount
                         distributable under this clause (1) (b) (II) to the Class A16 Certificates; and

                              (D) approximately 10.77340129% of the amount
                         distributable under this clause (1)(b) (II) to the Class A17 and Class A18 Certificates, in the following order of priority:

                                   (i) to the Class A17 Certificates, until the
                             Class Certificate Principal Balance thereof has been reduced to zero; and

                                   (ii) to the Class A18 Certificates, until the
                             Class Certificate Principal Balance thereof has been reduced to zero;

                         (III) to the Class A2, Class A6, Class A7,
                    Class A8, Class A9, Class A15 and Class A16 Certificates, concurrently, as follows:

                              (A) approximately 12.00281591% of the amount
                         distributable under this clause (1)(b) (III) to the Class A2 Certificates, until the Class Certificate Principal Balance thereof has been reduced to zero;

                              (B) approximately 21.99929602% of the amount
                         distributable under this clause (1) (b) (III) to the Class A6, Class A7, Class A8 and Class A9 Certificates, in the following order of priority:

                                   (i) to the Class A6 Certificates, until the
                             Class Certificate Principal Balance thereof has been reduced to zero;

                                   (ii) to the Class A7 Certificates, until the
                             Class Certificate Principal Balance thereof has been reduced to zero;

                                   (iii) to the Class A8 Certificates, until the
                             Class Certificate Principal Balance thereof has been reduced to zero; and

                                   (iv) to the Class A9 Certificates, until the
                             Class Certificate Principal Balance thereof has been reduced to zero;

                              (C) approximately 50.65557902% of the amount
                         distributable under this clause (1)(b) (III) to the Class A15 Certificates, until the Class Certificate Principal Balance thereof has been reduced to zero; and

                              (D) approximately 15.34230905% of the amount
                         distributable under this clause (1)(b) (III) to the Class A16 Certificates, until the Class Certificate Principal Balance thereof has been reduced to zero; and

                         (IV) to the Class A3, Class A4, Class A10, Class A11,
                    Class A12, Class A13 and Class A14 Certificates, concurrently, as follows:

                              (A) approximately 53.47222138% of the amount
                         distributable under this clause (1)(b) (IV) to the Class A3 Certificates, until the Class Certificate Principal Balance thereof has been reduced to zero;

                              (B) approximately 21.52777862% of the amount
                         distributable under this clause (1)(b) (IV) to the Class A4 Certificates, until the Class Certificate Principal Balance thereof has been reduced to zero; and

                              (C) approximately 25.00000000% of the amount
                         distributable under this clause (1)(b) (IV) to the Class A10, Class A11, Class A12, Class A13 and Class A14 Certificates as a group, in the following order of priority:

                                   (i) to the Class A10 Certificates, until the
                              Class Certificate Principal Balance thereof has been reduced to zero;

                                   (ii) to the Class A11 Certificates, until the
                              Class Certificate Principal Balance thereof has been reduced to zero;

                                   (iii) to the Class A12 Certificates, until
                              the Class Certificate Principal Balance thereof has been reduced to zero;

                                    (iv) to the Class A13 Certificates, until
                              the Class Certificate Principal Balance thereof has been reduced to zero; and

                                     (v) to the Class A14 Certificates, until
                              the Class Certificate Principal Balance thereof has been reduced to zero; and

          (2) to the Class PO Certificates, the Class PO Principal Distribution Amount for such Distribution Date, until the Class Certificate Principal Balance thereof has been reduced to zero;

          fourth, to the Class PO Certificates, to the extent of remaining Available Funds, the Class PO Deferred Amount for such Distribution Date, until the Class Certificate Principal Balance thereof has been reduced to zero; provided that, (i) on any Distribution Date, distributions pursuant to this priority fourth shall not exceed the Junior Optimal Principal Amount for such Distribution Date, (ii) such distributions shall not reduce the Class Certificate Principal Balance of the Class PO Certificates and
     (iii) no distribution will be made in respect of the Class PO Deferred Amount after the Distribution Date on which the respective Class Certificate Principal Balances of the junior certificates have been reduced to zero (the "Cross-Over Date");